UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

WRIGHT MEDICAL GROUP N.V.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies: Ordinary Shares, par value €0.03 per share, of Wright Medical Group N.V.
(2)

Aggregate number of securities to which transaction applies:

As of February 19, 2020, (i) 128,733,780 ordinary shares, (ii) 8,795,346 outstanding stock options, (iii) 1,243,641 shares subject to issuance pursuant to restricted share units and (iv) 787,296 shares subject to issuance pursuant to performance share units.

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

The maximum aggregate value was determined by adding the sum of: (i) 128,733,780 ordinary shares multiplied by the offer consideration of $30.75 per share, (ii) the net offer consideration for 8,795,346 outstanding stock options with an exercise price less than $30.75 per share (which is calculated by multiplying the number of shares underlying such outstanding stock options by an amount equal to $30.75 minus the weighted average exercise price for such stock options of $23.63 per share), (iii) 1,243,641 shares subject to issuance pursuant to restricted stock units, multiplied by the offer consideration of $30.75 per share and (iv) 787,296 shares subject to issuance pursuant to performance share units, multiplied by the offer consideration of $30.75 per share.

	(4)	Proposed maximum aggregate value of transaction: $4,083,637,912
	(5)	Total fee paid: $530,056.70

☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid: $529,440.02
	(2)	Form, Schedule or Registration Statement No.: Schedule TO-T (File No. 005-86024)
	(3)	Filing Party: Stryker Corporation
	(4)	Date Filed: December 13, 2019

WRIGHT MEDICAL GROUP N.V.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED FEBRUARY 21, 2020

NOTICE OF AND AGENDA FOR THE EXTRAORDINARY GENERAL MEETING OF

SHAREHOLDERS TO BE HELD [●], 2020

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE YOUR SHARES PROMPTLY.

[●], 2020

Dear Shareholder:

You are invited to attend an Extraordinary General Meeting (the “Extraordinary General Meeting”) of Wright Medical Group N.V., a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands (“Wright”, “we” or “us”), to be held on [●], 2020 at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands, at [●], local time.

Stryker B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Purchaser”), and an indirect, wholly-owned subsidiary of Stryker Corporation, a Michigan corporation (“Stryker”), has made an offer to purchase all of the outstanding ordinary shares, par value €0.03 per share, of Wright (the “Shares”) at a purchase price of $30.75 per Share, without interest and less applicable withholding taxes, to the holders thereof, payable in cash pursuant to a Purchase Agreement, dated November 4, 2019 (as it may be amended from time to time, the “Purchase Agreement”), by and among Wright, Purchaser and Stryker, upon the terms and subject to the conditions set forth in an Offer to Purchase, dated December 13, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”). The Offer is described in a Tender Offer Statement on Schedule TO (as amended and supplemented from time to time) filed by Stryker and Purchaser with the U.S. Securities and Exchange Commission (“SEC”) on December 13, 2019.

Our Extraordinary General Meeting will be held for the following purposes and with the following agenda:

1.	Opening of the meeting

2.	Explanation of the Offer (for discussion)

3.	Appointment of directors to Wright’s Board of Directors (bestuur) (the “Wright Board”)

a.	Conditional appointment of Spencer S. Stiles as executive director, upon binding nomination by the Wright Board (for resolution)

b.	Conditional appointment of William E. Berry, Jr. as non-executive director, upon binding nomination by the Wright Board (for resolution)

c.	Conditional appointment of Dean H. Bergy as non-executive director, upon binding nomination by the Wright Board (for resolution)

d.	Conditional appointment of Jeanne M. Blondia as non-executive director, upon binding nomination by the Wright Board (for resolution)

e.	Conditional appointment of David G. Furgason as non-executive director, upon binding nomination by the Wright Board (for resolution)

4.	Acceptance of resignation of members of the Wright Board

a.	Conditional acceptance of the resignation of Robert J. Palmisano as executive director, subject to Offer Closing (for resolution)

b.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

c.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

d.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

e.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

f.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

g.	Conditional acceptance of the resignation of [●] as non-executive director, subject to Offer Closing (for resolution)

5.	Discharge of directors (for resolution)

Granting of full and final discharge to each member of the Wright Board for his or her acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting and effective as of the Acceptance Time (as defined below)

6.	Approval of the Asset Sale (for resolution)

Conditional approval of the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser) (the “Asset Sale”) pursuant to an asset sale agreement between Stryker, Purchaser (or an affiliate of Purchaser) and Wright, a copy of which is attached to the enclosed proxy statement as Annex C, as required under article 2:107a of the Dutch Civil Code

7.	Dissolution (for resolution)

Conditional resolution to (i) dissolve (ontbinden) Wright in accordance with article 2:19 of the Dutch Civil Code as soon as practicable following the consummation of the Asset Sale, (ii) appoint Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) appoint [●] as the custodian of the books and records of Wright, and (iv) reimburse the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors (as defined in the Purchase Agreement)), which shall result in one or more advance liquidation distributions and a final liquidation distribution being made.

8.	Amendment of the Articles of Association regarding Compensation of Dissenting Shareholders (for resolution)

Resolution to (i) amend Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers (as defined in the Purchase Agreement) and (ii) authorize any and all lawyers and deputy civil law notaries practicing at Stibbe N.V., Amsterdam, the Netherlands or Houthoff Coöperatief U.A., Amsterdam, the Netherlands (collectively, the “Authorized Notaries”), to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex D

9.	Entry into and approval of the Mergers (for resolution)

Approval of the Mergers, including the entry into by Wright of the First-Step Merger pursuant to the common draft terms of the cross-border merger, a copy of which is attached to the enclosed proxy statement as Annex E

10.	Amendment of the Articles of Association regarding the Demerger (for resolution)

Resolution to (i) amend Wright’s articles of association to authorize the Wright Board to resolve on a potential statutory demerger to an entity wholly-owned by Wright and (ii) authorize the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex F

11.	Conversion and Amendment of the Articles of Association (for resolution)

Conditional resolution to (i) convert Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), (ii) amend Wright’s articles of association as set forth in Annex G to the enclosed proxy statement in connection with the conversion of Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) and (iii) authorize the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment

12.	Amendment of the Articles of Association Following Delisting (for resolution)

Conditional resolution to (i) amend Wright’s articles of association as set forth in Annex H to the enclosed proxy statement in connection with the delisting of the Shares on The Nasdaq Stock Market LLC and (ii) authorize the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment

13.	Amendment of the Articles of Association to Change Wright’s Financial Year (for resolution)

Conditional resolution to (i) amend Wright’s articles of association to align Wright’s financial year with that reckoned by Purchaser and (ii) authorize the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex I

14.	Non-binding advisory vote on transaction-related executive compensation arrangement (for non-binding resolution)

The Wright Board has unanimously, among other things (a) determined that the terms of the Purchase Agreement, the Offer, certain transactions contemplated by the Purchase Agreement (including the Asset Sale, the Liquidation and Second Step Distribution and the Mergers (each as defined in the Purchase Agreement)) are in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to recommend that Wright’s shareholders tender their Shares into the Offer and approve and adopt the matters to be proposed for consideration and approval by Wright’s shareholders at the Extraordinary General Meeting. The Wright Board unanimously recommends that you vote “FOR” the agenda items that have been put for binding or non-binding resolution on the agenda of this Extraordinary General Meeting.

Subject to certain restrictions under Dutch law, each Share entitles the holder thereof to one vote on each matter submitted to a vote at the Extraordinary General Meeting. You may vote if you are the shareholder of record of Shares as of the close of business on the record date (registratiedatum), [●], 2020 (the “Record Date”), even if you have previously tendered your Shares in the Offer. The Wright Board has determined that Wright’s shareholders’ register kept by American Share Transfer & Trust Company, LLC (the “Register”) is the relevant register for determination, as of the Record Date, of the holders of Shares and others with meeting rights under Dutch law who are entitled to attend and, if relevant, vote at the Extraordinary General Meeting. Those who are holders of Shares or who otherwise have such meeting rights with respect to Shares on the Record Date may attend the Extraordinary General Meeting and, if relevant, vote at such meeting in person, or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy.

Admittance of shareholders and acceptance of written voting proxies shall be governed by Dutch law. Only shareholders of record as of the Record Date, beneficial owners as of the Record Date, holders of valid proxies for the Extraordinary General Meeting, in each case subject to such requirements as set forth in this proxy statement, and other persons admitted by the chairman of the meeting may attend the Extraordinary General Meeting. Persons who wish to attend the Extraordinary General Meeting must give notice in writing to the Wright Board of their intention to attend the Extraordinary General Meeting prior to [●], 2020 (the “Voter Deadline”). The notice must contain the name and the number of Shares the person will represent in the Extraordinary General Meeting. Failure to comply with such notification requirement may result in not being admitted to the Extraordinary General Meeting. Proxy cards to vote Shares must be completed and received by Wright no later than the Voter Deadline. Proxy cards to vote Shares received after the Voter Deadline may be disregarded. All attendees must be prepared to identify themselves with a valid proof of identity for admittance.

The enclosed proxy statement provides detailed information about the Extraordinary General Meeting, the Offer, the other transactions contemplated by the Purchase Agreement and the various items that will be discussed or that will be voted on at the Extraordinary General Meeting. The enclosed proxy statement contains a number of annexes, including the Purchase Agreement, which is attached as Annex A to the proxy statement. The proxy statement also describes the actions and determinations of the Wright Board in connection with its evaluation of the Offer, the Purchase Agreement and the transactions contemplated thereby. We encourage you to read the proxy statement attached to this notice and its annexes, including the Purchase Agreement, carefully and in their entirety. You may also obtain more information about Wright from documents we file with the SEC from time to time. You may also obtain more information about the Offer from documents Stryker files with the SEC from time to time. For additional information regarding the Offer, you may refer to the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC by Wright on December 13, 2019 and the Offer to Purchase (as each may be amended or supplemented from time to time).

Your vote is very important, regardless of the number of Shares that you own. If you fail to return your proxy card, to grant your proxy electronically over the Internet prior to the Voter Deadline or to vote in person at the Extraordinary General Meeting, your Shares will not be considered present or represented for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If you hold your Shares in “street name,” the failure to instruct your broker, bank or other nominee on how to vote your Shares will have no effect on the vote to adopt the proposed resolutions set forth in the proxy statement, but your Shares will be considered present or represented for purposes of determining whether a quorum is present at the Extraordinary General Meeting.

If you have any questions or need assistance voting your Shares, please contact Morrow Sodali LLC, our proxy solicitor, by calling (800) 662-5200 toll free.

On behalf of the Wright Board, I thank you for your support and appreciate your consideration of this matter.

Sincerely,

James A. Lightman Senior Vice President, General Counsel and Secretary

[●], 2020

Neither the SEC nor any state securities commission has approved or disapproved of the transactions described in this document; passed upon the merits or fairness of the transactions described in this document; or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

The enclosed proxy statement is dated [●], 2020 and, together with the enclosed form of proxy card, is first being mailed to shareholders of Wright on or about [●], 2020.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE EXTRAORDINARY GENERAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) THROUGH THE INTERNET OR (2) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Extraordinary General Meeting. If your Shares are held in the name of a broker, bank or other nominee, please follow the instructions on the voting instruction card furnished to you by such broker, bank or other nominee, which is considered the shareholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the Shares in your account. Your broker, bank or other nominee cannot vote on any of the resolutions included in the agenda for this Extraordinary General Meeting without your instructions.

If you fail to return your proxy card, to grant your proxy electronically over the Internet or to attend the Extraordinary General Meeting, your Shares will not be considered present or represented for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If you are a shareholder of record, voting in person at the extraordinary general meeting will revoke any proxy that you previously submitted. If you hold your Shares through a broker, bank or other nominee, you must obtain from the record holder a valid legal proxy issued in your name in order to vote in person at the Extraordinary General Meeting.

Admittance of shareholders and acceptance of written voting proxies shall be governed by Dutch law. Please take note of the requirements for admittance set forth in this proxy statement. Failure to provide the requested documents at the door or failure to comply with the procedures for the Extraordinary General Meeting may prevent shareholders from being admitted to the meeting.

We encourage you to read this proxy statement, including all documents incorporated by reference into this proxy statement, and annexes to this proxy statement, carefully and in their entirety. If you have any questions concerning the Offer, the Post-Offer Reorganization (as defined in the Purchase Agreement), the Extraordinary General Meeting Proposals, the Extraordinary General Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Banks and Brokerage Firms Call: (203) 658-9400

Shareholders Call Toll Free: (800) 662-5200

Email: WMGI@investor.morrowsodali.com

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WRIGHT MEDICAL GROUP N.V.

PRELIMINARY PROXY STATEMENT—SUBJECT TO COMPLETION

DATED FEBRUARY 21, 2020

SUMMARY

This summary highlights selected information from this proxy statement related to (i) the previously announced offer made by Stryker B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Purchaser”), and an indirect, wholly-owned subsidiary of Stryker Corporation, a Michigan corporation (“Stryker”), to purchase all of the outstanding ordinary shares, par value €0.03 per share of Wright (the “Shares”) at a purchase price of $30.75 per Share, without interest and less applicable withholding taxes, to the holders thereof, payable in cash (such amount or any higher amount per Share paid pursuant to the Offer (as defined below), the “Offer Consideration”) pursuant to the Purchase Agreement, dated November 4, 2019, (as it may be amended from time to time, the “Purchase Agreement”) by and among Wright, Purchaser and Stryker, upon the terms and subject to the conditions set forth in an Offer to Purchase, dated December 13, 2019 (as amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”), (ii) the Extraordinary General Meeting Proposals (as defined below) and (iii) the Purchase Agreement. This summary may not contain all of the information that is important to you. To understand the Offer, the Purchase Agreement and the Extraordinary General Meeting Proposals more fully and for a more complete description of the legal terms of the transactions, you should read carefully this entire proxy statement, the annexes to this proxy statement, including the Purchase Agreement, and the documents incorporated by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under “Where You Can Find More Information” beginning on page 189. The Purchase Agreement is attached as Annex A to this proxy statement.

Except as otherwise specifically noted in this proxy statement or as the context otherwise requires, “Wright,” or “we,” “our,” “us” and similar words in this proxy statement refer to Wright Medical Group N.V., including, in certain cases, its subsidiaries.

Parties Involved in the Offer and the Other Transactions Contemplated by the Purchase Agreement (page 48)

Wright Medical Group N.V.

Wright is a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands. Wright is a global medical device company focused on extremities and biologics. Wright has an official registered office and principal executive offices located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands, telephone number +31 20 521 4777. The Shares are traded on the Nasdaq Global Select Market (“Nasdaq”) under the symbol “WMGI.”

Stryker Corporation

Stryker is a Michigan corporation. Stryker is one of the world’s leading medical technology companies and, together with its customers, is driven to make healthcare better. Stryker offers innovative products and services in orthopaedics, medical and surgical, and neurotechnology and spine that help improve patient and hospital outcomes. Stryker’s common stock is traded on the New York Stock Exchange under the symbol “SYK.”

Stryker B.V.

Purchaser is a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands. Purchaser was formed for the purpose of negotiating the Purchase Agreement and structuring and effecting the transactions contemplated thereby, including the Offer and the Post-Offer Reorganization (as defined below). Purchaser is a direct, wholly-owned subsidiary of Stryker Delaware, Inc., a Delaware corporation (“Stryker Delaware”).

Stryker Delaware, Inc.

Stryker Delaware is a Delaware corporation. Stryker Delaware was formed for the purpose of structuring and effecting the transactions contemplated by the Purchase Agreement, including the Offer and the Post-Offer Reorganization (as defined below). Stryker Delaware is a direct, wholly-owned subsidiary of Stryker.

The address of Stryker’s and Stryker Delaware’s principal executive offices is 2825 Airview Boulevard, Kalamazoo, Michigan, USA, and the telephone number at such address is +1 (269) 385-2600. The address of Purchaser’s principal executive offices is Herikerbergweg 145, Mercurius Building, 2nd floor, 1101 CN, Amsterdam, the Netherlands, and the telephone number at such address is +31 20 808 3777.

Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement (page 48)

As previously announced, on December 13, 2019, Purchaser commenced the Offer. Unless the Offer is earlier terminated, the Offer will expire at 9:00 a.m., New York City time, on February 27, 2020 (the “Expiration Time,” unless the Offer is extended in accordance with the Purchase Agreement, in which event “Expiration Time” will mean the latest time and date at which the Offer, as so extended by Purchaser, will expire).

Following the later of the Offer Closing and the closing of any Subsequent Offering Period (as defined below), as it may be extended by the Minority Exit Offering Period (each as defined below), Stryker or Purchaser intend to effectuate or cause to be effectuated a corporate reorganization of or involving Wright and its subsidiaries (the “Post-Offer Reorganization”). The Post-Offer Reorganization will utilize processes available to Purchaser under Dutch and other applicable law aimed at strengthening Stryker’s direct or indirect control over Wright or its assets and business operations. More specifically, the Asset Sale and Liquidation, the Mergers and the Compulsory Acquisition (each as defined below) would ensure that Purchaser or one of its affiliates becomes the owner of all or substantially all of Wright’s business operations from and after the consummation of such Post-Offer Reorganization. In the event the Asset Sale and Liquidation, the Mergers or the Compulsory Acquisition are consummated, Wright will either be liquidated, disappear or become wholly owned by Purchaser. For purposes of this summary, “Subsequent Offering Period” means a subsequent offering period of at least 10 business days in accordance with Rule 14d-11 promulgated under the United States Securities Exchange Act of 1934 (the “Exchange Act”) and in accordance with the Purchase Agreement. In the event that prior to the expiration of any such Subsequent Offering Period, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Asset Sale, Purchaser will (and Stryker will cause Purchaser to) extend the Subsequent Offering Period for at least five business days to permit any remaining minority shareholders to tender their Shares in exchange for the Offer Consideration (such extension, the “Minority Exit Offering Period”). In the event that promptly following the Expiration Time, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Mergers (as defined below), Purchaser will not be required to provide either a Subsequent Offering Period or Minority Exit Offering Period, but may do so if Purchaser chooses.

The Post-Offer Reorganization may involve, among other restructuring options specified in the Purchase Agreement, one of the following (or any combination thereof):

•

the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser) (the “Asset Sale”) followed by the liquidation and dissolution of Wright (the “Liquidation”) in accordance with applicable Dutch procedures, with Purchaser (or an affiliate of Purchaser) providing certain funds and indemnities to enable Wright’s liquidator to make an immediate advance liquidation distribution (the “Second Step Distribution”);

•	a compulsory acquisition procedure (uitkoopprocedure) of non-tendered Shares as provided by Dutch law (the “Compulsory Acquisition”);

•

a series of mergers whereby (i) Wright will merge with and into a Luxembourg société anonyme that is a direct, wholly owned subsidiary of Wright (“Wright Luxembourg”) with Wright Luxembourg surviving the merger (the “First-Step Merger”), (ii) Wright Luxembourg will merge with and into a Bermuda exempted company that is a direct, wholly owned subsidiary of Wright Luxembourg (“Wright Bermuda”) with Wright Bermuda surviving the merger (the “Second-Step Merger”) and (iii) a Bermuda exempted company formed by Stryker as a wholly owned subsidiary of Purchaser will merge with and into Wright Bermuda with Wright Bermuda surviving the merger (the “Third-Step Merger” and, together with the First-Step Merger and the Second-Step Merger, the “Mergers”); or

•	a statutory spin-off (afsplitsing) of certain assets and liabilities of Wright to a wholly-owned subsidiary of Wright (the “Demerger”).

For more information on the Offer and the Post-Offer Reorganization please see the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48.

The Extraordinary General Meeting is being called in connection with the Offer and the Post-Offer Reorganization in order to provide information regarding the Offer and for Wright shareholders to vote on the following:

•

resolutions for the conditional appointment of Spencer S. Stiles as executive director on the Board of Directors (bestuur) of Wright (the “Wright Board”) and each of William E. Berry, Jr., Dean H. Bergy, Jeanne M. Blondia and David G. Furgason as non-executive directors on the Wright Board, each of whom has been designated by Purchaser in accordance with the Purchase Agreement and has been nominated pursuant to a binding nomination by the Wright Board (the “Director Resolutions”);

•	resolutions for the conditional acceptance of the resignations of each of Robert J. Palmisano, [●], [●], [●], [●], [●] and [●] as members of the Wright Board (the “Resignation Resolutions”);

•

a resolution granting full and final discharge to each member of the Wright Board for his or her acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting and effective as of the Acceptance Time (as defined below) (the “Discharge Resolution”);

•	a resolution conditionally approving the Asset Sale as required under article 2:107a of the Dutch Civil Code;

•

a resolution conditionally approving (i) the dissolution (ontbinden) of Wright, (ii) the appointment of Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) the appointment of [●] as the custodian of the books and records of Wright, and (iv) the reimbursement by Wright of the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors (as defined in the Purchase Agreement)) (together with the resolution above conditionally approving the Asset Sale, the “Asset Sale Resolutions”);

•

a resolution approving (i) the amendment of Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers and (ii) the authorization of any and all lawyers and deputy civil law notaries practicing at Stibbe N.V., Amsterdam, the Netherlands or Houthoff Coöperatief U.A., Amsterdam, the Netherlands (collectively, the “Authorized Notaries”), to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to this proxy statement as Annex D (collectively, the “Dissenting Shareholder Resolution”);

•

a resolution conditionally approving the Mergers, including the First-Step Merger pursuant to the common draft terms of the cross-border merger (the “Common Draft Terms of Merger”), a copy of which is attached to this proxy statement as Annex E of this proxy statement (the “Merger Resolution” and, together with the Dissenting Shareholder Resolutions, the “Merger Resolutions”);

•

a resolution approving (i) the amendment of Wright’s articles of association to authorize the Wright Board to resolve on a statutory demerger to an entity wholly-owned by Wright and (ii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to this proxy statement as Annex F (collectively, the “Demerger Resolution”);

•

a resolution conditionally approving (i) the conversion of Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), (ii) the amendment of Wright’s articles of association as set forth in Annex G of this proxy statement in connection with the conversion of Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) and (iii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment (collectively, the “Conversion Resolution”);

•

a resolution conditionally approving (i) the amendment of Wright’s articles of association as set forth in Annex H of this proxy statement in connection with the delisting of the Shares on Nasdaq and (ii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment (collectively, the “Delisting Articles Amendment Resolution”);

•

a resolution conditionally approving (i) the amendment of Wright’s articles of association to align Wright’s financial year with that reckoned by Purchaser and (ii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to this proxy statement as Annex I (collectively, the “Financial Year Articles Amendment Resolution” and, together with the Director Resolutions, the Resignation Resolutions, the Conversion Resolution, and the Delisting Articles Amendment Resolution, the “Governance Resolutions”); and

•

a resolution to approve, by means of a non-binding advisory vote, compensation that will or may become payable by Wright to its named executive officers in connection with the completion of the Offer (the “Non-Binding Vote on Executive Compensation Proposal” and, collectively with the Discharge Resolution, the Asset Sale Resolutions, the Merger Resolutions, the Demerger Resolution, and the Governance Resolutions, the “Extraordinary General Meeting Proposals”).

Each of the Extraordinary General Meeting Proposals, as well as the conditions to the effectiveness of each of the Extraordinary General Meeting Proposals, is more fully described in the “Explanatory Notes to the Agenda of the Extraordinary General Meeting,” beginning on page 30.

Effect on Wright if the Offer is Not Completed (page 53)

If the Offer is not completed, Wright shareholders will not receive the Offer Consideration pursuant to the Offer and the Extraordinary General Meeting Proposals that are adopted will not be implemented. Instead, Wright would remain an independent public company, your Shares would continue to be listed and traded on Nasdaq and registered under the Exchange Act and Wright would continue to file periodic reports with the United States Securities and Exchange Commission (the “SEC”).

Under specified circumstances, Wright will be required to pay Stryker a termination fee in an amount equal to $150 million, as described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Termination Fee,” beginning on page 99.

Offer Consideration (page 53)

If you tender your Shares in the Offer, upon completion of the Offer, you will be entitled to receive the Offer Consideration of $30.75 per Share, without interest and less applicable withholding taxes, payable in cash, upon the terms and subject to the conditions set forth in the Purchase Agreement and the Offer to Purchase. For example, if you own 100 Shares, you will receive $3,075 in cash in exchange for your Shares, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Purchase Agreement and the Offer to Purchase. If you are the record owner of your Shares and you tender your Shares directly to American Stock Transfer & Trust Company, LLC (the “Depositary”), you will not have to pay brokerage fees, commissions, or similar expenses. If you own your Shares through a broker, dealer, commercial bank, trust company, or other nominee and your broker, dealer, commercial bank, trust company, or other nominee tenders your Shares on your behalf, your broker, dealer, commercial bank, trust company, or nominee may charge you a fee for doing so. You should consult your broker, dealer, commercial bank, trust company, or nominee to determine whether any charges will apply.

Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement (page 60)

The Wright Board, after considering various factors described in this proxy statement under the caption “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement,” beginning on page 60, has unanimously, among other things (a) determined that the terms of the Purchase Agreement, the Offer, certain of the Post-Offer Reorganization transactions (including the Asset Sale, the Liquidation and Second Step Distribution and the Mergers (each as defined in the Purchase Agreement)) and the other transactions contemplated by the Purchase Agreement are in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to recommend that Wright’s shareholders tender their Shares into the Offer and approve and adopt the matters to be proposed for consideration and approval by Wright’s shareholders at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote (i) “FOR” each of the Governance Resolutions, (ii) “FOR” the Discharge Resolution, (iii) “FOR” each of the Asset Sale Resolutions, (iv) “FOR” each of the Merger Resolutions, (v) “FOR” the Demerger Resolution and (vi) “FOR” the Non-Binding Vote on Executive Compensation Proposal.

Change of Recommendation (page 64)

The Wright Board has unanimously recommended that the holders of Wright Shares vote “FOR” the Extraordinary General Meeting Proposals. The Purchase Agreement provides that the Wright Board may not change its recommendation, or take other actions constituting a Change of Board Recommendation (as defined in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement—Change of Recommendation,” beginning on page 64) except in certain circumstances. For more information, see the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement—Change of Recommendation,” beginning on page 64.

Opinion of Wright’s Financial Advisor to the Wright Board (page 65)

The Wright Board retained Guggenheim Securities, LLC (“Guggenheim Securities”) as its financial advisor in connection with the potential sale of Wright. Guggenheim Securities rendered an opinion to the Wright Board to the effect that, as of November 3, 2019 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) was fair, from a financial point of view, to such holders. The full text of Guggenheim Securities’ written opinion, which is attached as Annex B to this proxy statement and which you should read carefully and in its entirety, is subject to the assumptions, limitations, qualifications and other conditions contained in such opinion and is necessarily based on economic, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion.

Guggenheim Securities’ opinion was provided to the Wright Board (in its capacity as such) for its information and assistance in connection with its evaluation of the Offer Consideration. Guggenheim Securities’ opinion and any materials provided in connection therewith did not constitute a recommendation to the Wright Board with respect to the transactions contemplated by the Purchase Agreement, nor does Guggenheim Securities’ opinion or the summary of its underlying financial analyses elsewhere in this proxy statement constitute advice or a recommendation to any holder of Shares as to whether to tender any such shares pursuant to the Offer or how to vote or act in connection with the transactions contemplated by the Purchase Agreement or otherwise. Guggenheim Securities’ opinion addresses only the fairness, from a financial point of view and as of the date of such opinion, of the Offer Consideration to be received by holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (excluding any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) to the extent expressly specified in such opinion and does not address (i) any other term, aspect or implication of (a) the transactions contemplated by the Purchase Agreement (including, without limitation, the form or structure of the Offer, any Post-Offer Reorganization or any other transaction contemplated by the Purchase Agreement or the implementation of any of the foregoing) or the Purchase Agreement or (b) any other agreement, transaction document or instrument contemplated by the Purchase Agreement or to be entered into or amended in connection with the transactions contemplated by the Purchase Agreement or (ii) the fairness, financial or otherwise, of the transactions contemplated by the Purchase Agreement to, or of any consideration to be paid to or received by, the holders of any other class of securities, creditors or other constituencies of Wright.

For a description of the opinion that the Wright Board received from Guggenheim Securities, see the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Opinion of Wright’s Financial Advisor to the Wright Board,” beginning on page 65.

No Solicitation (page 89)

Wright has agreed that it will not, will cause its subsidiaries not to, and will instruct (and use it reasonable best efforts to cause) its representatives not to:

•

directly or indirectly initiate, solicit or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal or any inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal (as defined in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Purchase Agreement—No Solicitation,” beginning on page 89);

•

directly or indirectly engage in, enter into or participate in any discussions or negotiations with any person (or its representatives) making an Acquisition Proposal or inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal; or

•

provide any information or afford access to the properties of Wright or its subsidiaries to, or take any other action to knowingly assist or knowingly encourage or knowingly facilitate any effort by any person (other than Stryker, Purchaser or any representatives of Stryker or Purchaser) in a manner that would reasonably be expected to lead to an Acquisition Proposal or in connection with or in response to any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal.

Conditions to the Closing of the Offer (page 99)

The Offer is conditioned upon, among other things, (a) the Purchase Agreement not having been terminated in accordance with its terms and (b) the satisfaction or waiver (to the extent permitted by the Purchase Agreement and applicable law) of the following as of the scheduled Expiration Time: (i) the Minimum Condition (as its threshold may be lowered pursuant to the Purchase Agreement); (ii) the Regulatory Clearance Condition; (iii) the Legal Restraints Condition; (iv) the Governance Resolutions Condition; and (v) the Material Adverse Effect Condition, each defined in the section of this proxy statement under the caption “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48. The Offer is not subject to a financing condition.

Termination of the Purchase Agreement (page 97)

The Purchase Agreement may be terminated and the transactions contemplated by the Purchase Agreement may be abandoned at any time prior to the Acceptance Time (as defined in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 97):

•	by mutual written consent of Wright and Stryker;

•	by either Wright or Stryker, if:

•

any court or other governmental body of competent jurisdiction has issued a final judgment, injunction order, decree or ruling or taken any other final action permanently restraining, enjoining or otherwise prohibiting the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution, the Mergers or any other transaction contemplated by the Purchase Agreement, and such judgment, injunction, order, decree, ruling or other action has become final and non-appealable (a “Judgment Termination”), provided that the Judgment Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the issuance of such judgment, injunction, order, decree or ruling or the taking of such other action;

•

the Acceptance Time has not occurred on or prior to November 4, 2020 (subject to automatic extension to February 4, 2021 if, at such earlier date, all conditions to the closing of the Offer have been satisfied or waived, other than the Regulatory Clearance Condition and the Minimum Condition) (such date and time, including any automatic extension thereof, the “Outside Date” and such termination, an “Outside Date Termination”), provided that the right to an Outside Date Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the failure of the Acceptance Time to have occurred on or before the Outside Date;

•

the Offer (as it may have been extended and re-extended in accordance with the terms of the Purchase Agreement) expires as a result of the non-satisfaction of any condition to the Offer or is terminated pursuant to its terms and the Purchase Agreement without Purchaser having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer (a “Condition Failure Termination”), provided that the Condition Failure Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the non-satisfaction of any such condition to the Offer or the termination of the Offer pursuant to its terms without Purchaser having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer; or

•

the Extraordinary General Meeting has been held and been concluded and (a) the Governance Resolutions have not been adopted, (b) the Asset Sale Resolutions have not been adopted, (c) the Merger Resolutions have not been adopted or (d) the Demerger Resolution have not been adopted (an “EGM Failure Termination”);

•	by Stryker:

•

there has been a breach of any covenant or agreement made by Wright in the Purchase Agreement, or any representation or warranty of Wright is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy gives rise to a failure of the Wright No Breach Condition (as defined below), and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Wright of written notice from Stryker or Purchaser of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (a “Wright Breach Termination”), provided the Wright Breach Termination shall not be available if Stryker or Purchaser is then in material breach of any of its representations, warranties, covenants or agreements under the Purchase Agreement;

•

(a) the Wright Board or any committee thereof effects a Change of Board Recommendation or (b) the Wright Board or any committee thereof or Wright breaches in any material respect the non-solicitation provisions of the Purchase Agreement (a “Change of Board Recommendation Termination”);

•	by Wright:

•

if (a) Purchaser fails to commence the Offer in violation of the Purchase Agreement or (b) Purchaser, in violation of the terms of the Purchase Agreement, fails to accept for purchase Shares validly tendered (and not withdrawn) pursuant to the Offer (a “Failed Offer Termination”), provided, however, that the Failed Offer Termination will not be available if

Wright has breached its obligations under the Purchase Agreement in any manner that is the principal cause of or principally resulted in the failure of the Offer to so commence;

•

if there has been a breach of any covenant or agreement made by Stryker or Purchaser in the Purchase Agreement, or any representation or warranty of Stryker or Purchaser is inaccurate or becomes inaccurate after the date of the Purchase Agreement, and such breach or inaccuracy gives rise to a Purchaser Material Adverse Effect, and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Stryker or Purchaser of written notice from Wright of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (a “Purchaser Breach Termination”), provided that the Purchaser Breach Termination will not be available if Wright is then in material breach of any of its representations, warranties, covenants or agreements under the Purchase Agreement;

•

in order for Wright to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, the non-solicitation provisions of the Purchase Agreement (an “Alternative Acquisition Agreement Termination”).

Expenses

All fees, costs and expenses incurred in connection with the Purchase Agreement and the transactions contemplated by the Purchase Agreement will be paid by the party incurring such fees, costs and expenses, whether or not the transactions contemplated by the Purchase Agreement are consummated, except that Parent will reimburse Wright for any reasonable and documented out-of-pocket costs or expenses incurred by Wright in connection with any financing Parent pursues in connection with the transactions contemplated by the Purchase Agreement.

Specific Performance (page 99)

Stryker, Purchaser and Wright have agreed that in the event of any breach of the Purchase Agreement, irreparable harm would occur that monetary damages could not make whole and that accordingly each party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of the Purchase Agreement in any action without the posting of a bond or undertaking.

Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement (page 101)

When considering the recommendation of the Wright Board that you vote to adopt each of the Extraordinary General Meeting Proposals, you should be aware that certain members of Wright management and the Wright Board may be deemed to have certain interests in the Offer and the other transactions contemplated by the Purchase Agreement, that are different from or in addition to the interests of Wright shareholders generally. The Wright Board was aware of these interests and considered that such interests may be different from or in addition to the interests of Wright shareholders generally, among other matters, in determining to approve the Purchase Agreement, the Offer and the other transactions contemplated by the Purchase Agreement and in recommending that the Extraordinary General Meeting Proposals be adopted by the shareholders of Wright. These interests may include the following:

•

Continued exculpation, indemnification and advancement of expenses, and directors’ and officers’ liability insurance through six years following the Offer Closing (as defined below), to be provided by Wright or which Stryker will cause Wright to provide.

•	Continued services related to the administrative process of filing taxes in the Netherlands to be provided by Stryker.

•

Vesting, in full, at the Acceptance Time, of each Stock Option (as defined below) whether held by directors, executive officers or other employees, that is outstanding and unvested immediately prior to the Acceptance Time (except for, if the Offer Closing (as defined below) does not occur prior to July 1, 2020, 2020 Stock Options (as defined below) will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 Stock Option that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor).

•

Cancellation of all unexercised Stock Options (as defined below) that are outstanding and vested (whether held by directors, executive officers or other employees) immediately prior to the time that all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Acceptance Time are paid for by Purchaser (such time of payment, the “Offer Closing”) in exchange for the right to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the excess, if any, of the Offer Consideration over the applicable per Share exercise price of the respective Stock Option multiplied by (ii) the total number of Shares subject to the unexercised Stock Option held immediately prior to the Offer Closing.

•

Vesting, in full, at the Acceptance Time, of each RSU (as defined below) that is outstanding and unvested immediately prior to the Acceptance Time (whether held by directors, executive officers or other employees) and of each PSU (as defined below) that is outstanding and unvested immediately prior to the Acceptance Time, with any applicable performance conditions associated with such PSUs deemed to have been achieved at maximum performance.

•

Cancellation of all RSUs that are vested and PSUs in exchange for the right to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the RSUs or PSUs held immediately prior to the Offer Closing multiplied by the Offer Consideration.

•

Payment of certain severance and change of control payments, and provision of certain benefits and services to executive officers upon a qualifying termination pursuant to individual employment or separation agreements.

•

Certain potential employment or consultancy, compensation, severance or other employee or consultant benefits arrangements between certain executive officers, Stryker and Purchaser to be effective following the Offer Closing (but for which no definitive agreements or arrangements have been executed).

Treatment of Equity and Equity-Based Awards

The Purchase Agreement provides that each option to acquire Shares, other than awards under Wright’s Amended and Restated Employee Stock Purchase Plan (the “Wright ESPP”) (each such option, a “Stock Option”) (whether held by directors, executive officers or other employees) that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time (except for, if the Offer Closing does not occur prior to July 1, 2020, Stock Options granted after July 1, 2020 (“2020 Stock Options”), which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 Stock Option that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). All unexercised Stock Options outstanding (whether held by directors, executive officers or other employees) that are vested immediately prior to the Offer Closing will be cancelled, and, in exchange for such cancelled Stock Options, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the excess, if any, of the Offer Consideration over the per Share exercise price of the respective Stock Option multiplied by (ii) the total number of Shares subject to the unexercised Stock Option they hold immediately prior to the Offer Closing.

The Purchase Agreement provides that each restricted stock unit (“RSU”) that is outstanding and unvested immediately prior to the Acceptance Time (whether held by directors, executive officers or other employees) will vest in full at the Acceptance Time (except, if the Offer Closing does not occur prior to July 1, 2020, for RSUs granted after July 1, 2020 (“2020 RSUs”), which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 RSU that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). At the Offer Closing, all outstanding RSUs that are vested will be cancelled and, in exchange for such cancelled RSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the RSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

The Purchase Agreement provides that each performance share unit (“PSU”) that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time, with any applicable performance conditions associated with such PSUs deemed to have been achieved at maximum performance. At the Offer Closing, PSUs will be cancelled and, in exchange for such cancelled PSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the PSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

Treatment of Certain Wright Indebtedness (page 96)

Wright has agreed not to make any change to the terms of the indentures governing its Cash Convertible Senior Notes due 2020 (which matured on February 15, 2020), Cash Convertible Senior Notes due 2021 and Cash Convertible Senior Notes due 2023 (collectively, the “Convertible Notes”) without the prior written consent of Stryker. At the Offer Closing, Wright will take all necessary action to perform and comply with all of its obligations under the indentures governing its Convertible Notes within the time periods required thereby. In addition, Wright will take all commercially reasonable actions requested by Stryker in connection with making elections under, amending, obtaining waivers, and/or unwinding or otherwise settling the hedge and warrant transactions associated with the Convertible Notes.

Certain Material Tax Consequences (page 112)

Certain U.S. Federal Income Tax Consequences

The receipt of cash in exchange for your Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) or the Post-Offer Reorganization generally will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or other tax laws.

We urge you to consult your own tax advisor as to the particular tax consequences to you of the Offer and the Post-Offer Reorganization.

Certain Dutch Tax Consequences

For non-Dutch resident Wright shareholders who or that:

a)

are not individuals and do not have, nor are deemed to have, directly or indirectly, a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Wright that is held with the principal purpose or one of the principal purposes of avoiding income tax at the level of another party and such interest is held as part of an artificial arrangement or transaction or series of arrangements or combination of transactions, whereby such arrangement or series of arrangements or transaction or combination of transactions is considered artificial if it is not set up on the basis of valid commercial motives and whereby an arrangement or transaction may consists of several steps or parts, and (i) do not derive profits from an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable or (ii) are not, other than by way of securities, entitled to a share in the profits of an enterprise or a co-entitlement to the net worth of an enterprise, which is effectively managed in the Netherlands and to which enterprise the Shares are attributable; and

b)

are individuals and do not have, nor are deemed to have, directly or indirectly, a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Wright that is not part of the assets of an enterprise (behoort niet tot het vermogen van een onderneming) and (i) do not derive profits from an enterprise or an interest in an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable, (ii) do not realize income or gains with respect to the Shares that qualify as income from miscellaneous activities in the Netherlands, which include activities with respect to the Shares that exceed regular, active portfolio management or (iii) are not, other than by way of securities, entitled to a share in the profits of an enterprise that is effectively managed in the Netherlands and to which enterprise the Shares are attributable, any gains realized in respect of Shares tendered pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) or as a result of the Post-Offer Reorganization will generally not be subject to Dutch corporate or personal income tax.

Depending on the circumstances, Dutch resident Wright shareholders and certain non-Dutch resident Wright shareholders may be subject to Dutch corporate or personal income tax on any gains realized pursuant to the Offer or the Post-Offer Reorganization.

In the event that the Mergers are implemented and a Wright shareholder exercises a Merger Withdrawal Right (as defined below), then any cash compensation paid to such withdrawing Wright shareholder will be subject to Dutch dividend withholding tax (dividendbelasting) at the statutory rate of 15% to the extent that the amount of the cash compensation exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes subject to any exemption, reduction or refund that may be available to such withdrawing Wright shareholder. As a result, the net amount received by such withdrawing Wright shareholder may be lower than the amount that they would have received had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period).

If the Asset Sale and Liquidation are implemented, Dutch dividend withholding tax (dividendbelasting) will be due at the statutory rate of 15% to the extent that the amount of the Second Step Distribution exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes subject to any exemption, reduction or refund that may be available to a Wright shareholder. As a result, the net amount received by Wright shareholders in the Second Step Distribution for Shares that are not tendered in the Offer may be lower than the amount that they would have received had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period).

For a more detailed discussion of certain material Dutch tax consequences of the Offer and the Post-Offer Reorganization, please see the section of this proxy statement captioned “Certain Material Tax Consequences—

Certain Dutch Tax Consequences,” beginning on page 115. We urge you to consult your own tax advisor as to the particular Dutch tax consequences to you of the Offer and the Post-Offer Reorganization.

Appraisal Rights (page 118)

Wright shareholders are not entitled under Dutch law or otherwise to appraisal rights with respect to the Offer.

In the event that the Compulsory Acquisition is permissible under applicable law and implemented, the Dutch Court will determine in its sole discretion the price to be paid for the non-tendered Shares, which price may be greater than, equal to or less than the Offer Consideration. Such price will be increased by statutory interest (“Dutch Statutory Interest”) accrued at the rate applicable in the Netherlands (currently 2% per annum). The non-tendering Wright shareholders do not have the right to commence a Compulsory Acquisition proceeding to oblige Stryker or Purchaser to buy their Shares.

In the event the Merger Resolutions are adopted at the Extraordinary General Meeting or any subsequent extraordinary general meeting, any Wright shareholder that votes against the Merger Resolutions may exercise its withdrawal right under Dutch law in connection with the First-Step Merger (the “Merger Withdrawal Right”) by filing a request for compensation in accordance with Section 2:333h of the Dutch Civil Code and the Common Draft Terms of Merger within one month after the date of the Extraordinary General Meeting or subsequent extraordinary general meeting at which the Merger Resolutions were adopted. If the Mergers are then implemented, such compensation would be paid in cash in connection with the consummation of the First-Step Merger. The Merger Resolutions include certain amendments to Wright’s articles of association that fix the cash compensation payable to any such Wright shareholders exercising the Merger Withdrawal Right at an amount per Share equal to the Offer Consideration without interest and less applicable withholding taxes.

Regulatory Approvals; Efforts (page 95)

Stryker, Purchaser and Wright have agreed to use their respective reasonable best efforts to promptly obtain all regulatory approvals required to consummate the Offer and the other transactions contemplated by the Purchase Agreement. These approvals include (i) the expiration or termination of the applicable waiting period (and any extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”); (ii) approvals required by the Austrian Federal Competition Authority, (iii) approvals required by the Superintendence of Industry and Commerce of Colombia, (iv) approvals required by the German Act against Restraints of Competition, (v) approvals required by the General Authority for Competition for the Kingdom of Saudi Arabia and (iv) approvals required by the Competition and Markets Authority of the United Kingdom. Stryker and Wright filed their respective HSR Act notifications on December 16, 2019 and on December 31, 2019 received a request from the Federal Trade Commission of the United States for additional information and documentary material.

Litigation Related to the Transactions (page 112)

Two putative class action lawsuits have been filed against Wright and the members of the Wright Board, one in the United States District Court for the District of Delaware and the other in the United States District Court for the Eastern District of New York. Each lawsuit alleges that Wright and the members of the Wright Board violated federal securities laws and regulations by failing to disclose material information in the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC by Wright on December 13, 2019 in connection with the transactions contemplated by the Purchase Agreement.

Market Prices and Dividend Data (page 183)

The Offer Consideration of $30.75 per Share represents a premium of approximately 50% over the volume-weighted average closing price of Shares over the 30 calendar days ended October 31, 2019, the last trading day prior to speculation that Wright was exploring a sale of the company. On December 12, 2019, the last full trading day before the commencement of the Offer, the reported closing price of the Shares on Nasdaq was $29.44 per Share.

Wright has not previously declared or paid cash dividends and has no plans to declare or pay any dividends in the near future.

QUESTIONS AND ANSWERS

The following questions and answers are intended to address some commonly asked questions regarding the Offer, the Extraordinary General Meeting Proposals, the Purchase Agreement and the Extraordinary General Meeting. The questions and answers may not address all questions that may be important to you as a shareholder of Wright. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the annexes to this proxy statement, including the Purchase Agreement, and the documents we incorporate by reference in this proxy statement. You may obtain the documents and information incorporated by reference in this proxy statement without charge by following the instructions under the section of this proxy statement captioned “Where You Can Find More Information,” beginning on page 189.

Q:	Why am I receiving these materials?

A:	The Wright Board is furnishing this proxy statement and form of proxy card to the holders of Shares, in connection with the solicitation of proxies to be voted at the Extraordinary General Meeting.

Q:	When and where is the Extraordinary General Meeting?

A:	Wright’s extraordinary general meeting will be held on [●], 2020 at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands, at [●], local time.

Q:	Who is entitled to vote at the Extraordinary General Meeting?

A:

Subject to certain restrictions under Dutch law, each Share entitles the holder thereof to one vote on each matter submitted to a vote at the Extraordinary General Meeting. You may vote if you are the shareholder of record of Shares as of the close of business on the Record Date, even if you have previously tendered your Shares in the Offer. The Wright Board has determined that Wright’s shareholders’ register (the “Register”) is the relevant register for determination, as of the Record Date, of the holders of Shares and others with meeting rights under Dutch law who are entitled to attend and, if relevant, vote at the Extraordinary General Meeting. Those who are holders of Shares or who otherwise have such meeting rights with respect to Shares on the Record Date and who are registered as such in the Register may attend the Extraordinary General Meeting and, if relevant, vote at such meeting in person, or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy.

Q:	May I attend the Extraordinary General Meeting and vote in person?

A:

Admittance of shareholders and acceptance of written voting proxies shall be governed by Dutch law. Only shareholders of record as of the Record Date, beneficial owners as of the Record Date, holders of valid proxies for the Extraordinary General Meeting and other persons admitted by the chairman of the meeting may attend the Extraordinary General Meeting. Persons who wish to attend the Extraordinary General Meeting must give notice in writing to the Wright Board of their intention to attend the Extraordinary General Meeting prior to [●], 2020. The notice must contain the name and the number of Shares the person will represent in the meeting. All attendees must be prepared to identify themselves with a valid proof of identity for admittance. The additional items that attendees must bring depends on whether they are shareholders of record, beneficial owners or proxy holders.

A shareholder who holds Shares directly registered in such shareholder’s name in the Register (a “shareholder of record”) and who wishes to attend the Extraordinary General Meeting in person must bring a valid proof of identity.

A person who holds a validly executed proxy entitling such person to vote on behalf of a shareholder of record and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity and (ii) the validly executed proxy naming such person as the proxy holder, signed by the shareholder of record.

A shareholder who holds Shares in “street name” through a broker, bank or other nominee (a “beneficial owner”) and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity and (ii) proof of beneficial ownership as of the close of business on the Record Date (e.g., a letter from the broker, bank or other nominee that is the record owner of such beneficial owner’s Shares, a brokerage account statement or the voting instruction form provided by the broker).

A person who holds a validly executed proxy entitling such person to vote on behalf of a beneficial owner of Shares and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity (ii) the validly executed proxy naming such person as the proxy holder, signed by the beneficial owner of the Shares and (iii) proof of beneficial ownership of the relevant beneficial owner as of the close of business on the Record Date (e.g., a letter from the broker, bank or other nominee that is the record owner of such beneficial owner’s Shares, a brokerage account statement or the voting instruction form provided by the broker).

Failure to provide the requested documents at the door or failure to comply with the procedures for the Extraordinary General Meeting may prevent shareholders from being admitted to the meeting.

Q:	Why is this Extraordinary General Meeting being called?

A:

As previously announced, Purchaser has made an offer to purchase all of the outstanding Shares at a purchase price of $30.75 per share, without interest and less applicable withholding taxes, to the holders thereof, payable in cash pursuant to the Purchase Agreement, upon the terms and subject to the conditions set forth in the Offer to Purchase and in the Letter of Transmittal. The Extraordinary General Meeting is being called in order to provide information regarding the Offer and for Wright shareholders to vote on the Extraordinary General Meeting Proposals.

Q:	What am I being asked to vote on at the Extraordinary General Meeting?

A:	You are being asked to consider and vote on the following:

•

resolutions for the conditional appointment, effective upon the Offer Closing, of Spencer S. Stiles as executive director on the Wright Board and each of William E. Berry, Jr., Dean H. Bergy, Jeanne M. Blondia and David G. Furgason as non-executive directors on the Wright Board, each of whom has been designated by Purchaser in accordance with the Purchase Agreement and has been nominated pursuant to a binding nomination by the Wright Board;

•	resolutions for the conditional acceptance of the resignations of each of Robert J. Palmisano, [●], [●], [●] and [●] as members of the Wright Board;

•

a resolution granting full and final discharge to each member of the Wright Board for his or her acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting and effective upon the Acceptance Time;

•

a resolution conditionally approving, at Purchaser’s election, the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser) as required under article 2:107a of the Dutch Civil Code;

•

a resolution to, subject to, among other things, the completion of the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser), (i) dissolve (ontbinden) Wright in accordance with article 2:19 of the Dutch Civil Code, (ii) appoint Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) appoint [●] as the custodian of the books and records of Wright, and (iv) reimburse the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors);

•	a resolution to (i) amend Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers and (ii) authorize any and all lawyers and deputy civil law notaries practicing at Stibbe N.V., Amsterdam, the Netherlands or Houthoff Coöperatief U.A., Amsterdam, the Netherlands to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex D;

•

a resolution approving the Mergers, including the entry into by Wright of the First-Step Merger pursuant to the common draft terms of the cross-border merger, a copy of which is attached to the enclosed proxy statement as Annex E (the implementation of the Mergers being, inter alia, subject to the Purchaser’s election to do so);

•

a resolution to (i) amend Wright’s articles of association to authorize the Wright Board to resolve on a statutory demerger to an entity wholly-owned by Wright and (ii) authorize the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex F;

•

a resolution conditionally approving (i) the conversion of Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), (ii) the amendment of Wright’s articles of association as set forth in Annex G of this proxy statement, and (iii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, at Purchaser’s election;

•

a resolution conditionally approving (i) the amendment of Wright’s articles of association as set forth in Annex H of this proxy statement in connection with the delisting of the Shares on Nasdaq and (ii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, at Purchaser’s election;

•

a resolution conditionally approving (i) the amendment of Wright’s articles of association to align Wright’s financial year with that reckoned by Purchaser and (ii) the authorization of the Authorized Notaries to execute the notarial deed of amendment of Wright’s articles of association to effect the aforementioned amendment, a copy of which is attached to the enclosed proxy statement as Annex I; and

•	a resolution to approve, by means of a non-binding advisory vote, compensation that will or may become payable by Wright to its named executive officers in connection with the completion of the Offer.

Each of the Extraordinary General Meeting Proposals, as well as the conditions to the effectiveness of each of the Extraordinary General Meeting Proposals, is more fully described in the “Explanatory Notes to the Agenda of the Extraordinary General Meeting,” beginning on page 30.

Q:	What will I receive if the Offer is completed?

A:

If you tender your Shares in the Offer, you will be entitled to receive the Offer Consideration at the Offer Closing, upon the terms and subject to the conditions set forth in the Purchase Agreement and the Offer to Purchase and the related Letter of Transmittal. If you are the record owner of your Shares and you tender your Shares directly to the Depositary, you will not have to pay brokerage fees, commissions, or similar expenses. If you own your Shares through a broker, bank or other nominee, and your broker, bank or other nominee tenders your Shares on your behalf, your broker, bank or other nominee may charge you a fee for doing so. You should consult your broker, bank or other nominee to determine whether any charges will apply.

Q:	If I decide not to tender, how will the Offer affect my Shares and what will happen to Wright?

A:

After the Offer Closing, Purchaser intends to cause Wright to terminate the listing of the Shares on Nasdaq (the “Delisting”). As a result, we anticipate that there will not be an active trading market for the Shares. In addition, after the Offer Closing, Purchaser intends to cause Wright to terminate the registration of the Shares under the Exchange Act as promptly as practicable and take steps to cause the suspension of its reporting obligations with respect to the Shares with the SEC. As a result, with respect to the Shares, Wright would no longer be required to make filings with the SEC or otherwise comply with the rules of the SEC. Furthermore, the ability of “affiliates” of Wright and persons holding “restricted securities” of Wright to dispose of such securities pursuant to Rule 144 promulgated under the Securities Act of 1933 (the “Securities Act”) may be impaired or eliminated.

In addition, after amendment of Wright’s articles of association following the Delisting, pursuant to the Governance Resolutions proposed to be approved at the Extraordinary General Meeting, record ownership of Shares can only be transferred pursuant to a notarial deed executed before a Dutch notary. This will require compliance by the transferor and transferee of Shares with various administrative formalities under Dutch law, including execution of a power of attorney that must be legalized and apostilled and provision of know-your-customer information, and will also require shareholders to incur costs for Dutch notarial fees when they transfer Shares. Obtaining a notarial deed in the Netherlands can be expected to cost between €2,000 and €5,000 depending on the regular hourly rates for partners and associates of the Dutch law firm with which the relevant notary is associated. The time to obtain a notarial deed in the Netherlands depends on a variety of factors, including how quickly a local notary can legalize a signature and passport, how quickly a formal legal opinion can be provided (if applicable) and how quickly an apostille can be obtained. Furthermore, after such amendment of Wright’s articles of association, any transfer of record ownership of Shares prior to June 1, 2022 would require the prior approval of the Wright Board. The foregoing amendments to Wright’s articles of association will not become effective during the Offer or any Subsequent Offering Period.

If the Asset Sale or the Mergers are consummated, it is anticipated that Wright shareholders who do not tender their Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) will be offered or will receive the same consideration for their Shares as those Wright shareholders who tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period), without interest and less applicable withholding taxes. However, in the Compulsory Acquisition, the Dutch Court will determine in its sole discretion the price to be paid for the non-tendered Shares, which price may be greater than, equal to or less than the Offer Consideration. Such price will be increased by Dutch Statutory Interest. In the event the Asset Sale and Liquidation, the Mergers or the Compulsory Acquisition are consummated, Wright will either be liquidated, disappear or become wholly owned by Purchaser.

The applicable withholding taxes and other taxes, if any, imposed on non-tendering Wright shareholders in respect of any Post-Offer Reorganization may be different from, and greater than, the taxes imposed upon such Wright shareholders had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period).

In addition, if the Offer and the Post-Offer Reorganization are completed, another difference between tendering your Shares and not tendering your Shares pursuant to the Offer is that holders of Shares tendered in the Offer may be paid in respect of such Shares sooner than holders of non-tendering Shares are paid in respect of non-tendering Shares in any Post-Offer Reorganization.

It is possible that Purchaser may not be able to, or may elect not to, implement any proposed Post-Offer Reorganization after the consummation of the Offer, or that such Post-Offer Reorganization may be delayed or unable to be completed. Any Post-Offer Reorganization could be the subject of litigation, and a court could delay the Post-Offer Reorganization or prohibit it from occurring on the terms described in the Offer to Purchase, or from occurring at all. Moreover, even if Purchaser is able to effect any proposed Post-Offer Reorganization, the consideration that non-tendering Wright shareholders receive therefrom may be different than the consideration that they would have received had they tendered their Shares in the Offer (and they may also be subject to increased or additional taxes).

See also the section of this proxy statement captioned “Certain Material Tax Consequences,” beginning on page 112 for additional information.

Q:	How does the per Share Offer Consideration compare to the market price of the Shares prior to the announcement of execution of the Purchase Agreement and as of a recent date?

A:

The Offer Consideration of $30.75 per Share, without interest and less applicable withholding taxes, represents a premium of (a) 48% compared to the closing price of the Shares of $20.80 per Share on October 31, 2019 (the last trading day prior to speculation that Wright was exploring a sale), (b) 48% compared to the volume weighted average sales price of Wright’s ordinary shares of $20.84 per Share over the 10 days ended October 31, 2019, (c) 50% compared to the volume weighted average sales price of the Shares of $20.49 per Share over the 30 days ended October 31, 2019 and (d) 46% compared to the volume weighted average sales price of the Shares of $21.06 per Share over the 90 days ended October 31, 2019, but a discount of 6% to the 52-week high sales price of the Shares of $32.86 per Share. On [●], 2020, the last full trading day before the filing of this proxy statement, the reported closing price of the Shares was $[●] per Share.

Q:	What do I need to do now?

A:

We encourage you to read this proxy statement, the annexes to this proxy statement, including the Purchase Agreement, and the documents we refer to in this proxy statement carefully and consider how the Extraordinary General Meeting Proposals affect you. Then complete, sign, date and return, as promptly as possible, the enclosed proxy card in the accompanying reply envelope or grant your proxy electronically over the Internet, so that your Shares can be voted at the Extraordinary General Meeting. If you hold your Shares in “street name,” please refer to the voting instruction forms provided by your broker, bank or other nominee to vote your Shares.

Q:	How does the Wright Board recommend that I vote?

A:

The Wright Board, after considering the various factors described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement— Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement,” beginning on page 60, unanimously, among other things, (a) determined that the terms of the Purchase Agreement, the Offer, certain transactions contemplated by the Purchase Agreement (including the Mergers, Asset Sale, the Liquidation and Second Step Distribution (each as defined in the Purchase Agreement) are in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to recommend that Wright’s shareholders tender their Shares into the Offer and approve and adopt the matters to be proposed for consideration and approval by Wright’s shareholders at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote (i) “FOR” each of the Governance Resolutions, (ii) “FOR” the Discharge Resolution, (iii) “FOR” each of the Asset Sale Resolutions, (iv) “FOR” each of the Merger Resolutions, (v) “FOR” the Demerger Resolution and (vi) “FOR” the Non-Binding Vote on Executive Compensation Proposal.

Q:	What happens if the Offer is not completed?

A:

If the Offer is not completed, Wright shareholders will not receive the Offer Consideration pursuant to the Offer and the Extraordinary General Meeting Proposals will have no effect. Instead, Wright would remain an independent public company, your Shares would continue to be listed and traded on Nasdaq and registered under the Exchange Act and Wright would continue to file periodic reports with the SEC.

Under specified circumstances, Wright will be required to pay Stryker a termination fee in an amount equal to $150 million following the termination of the Purchase Agreement, as described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Purchase Agreement—Termination of the Purchase Agreement—Termination Fee,” beginning on page 99.

Q:

Do any of Wright’s directors or officers have interests in the Offer, the transactions contemplated by the Purchase Agreement and the Extraordinary General Meeting Proposals that may differ from those of Wright shareholders generally?

A:

When considering the recommendation of the Wright Board that you vote to adopt each of the Extraordinary General Meeting Proposals, you should be aware that certain members of Wright management and the Wright Board may be deemed to have certain interests in the Offer and the other transactions contemplated by the Purchase Agreement, that are different from or in addition to the interests of Wright shareholders generally. The Wright Board was aware of these interests and considered that such interests may be different from or in addition to the interests of Wright shareholders generally, among other matters, in determining to approve the Purchase Agreement, the Offer and the other transactions contemplated by the Purchase Agreement and in recommending that the Extraordinary General Meeting Proposals be adopted by the shareholders of Wright. For a description of the interests of our directors and executive officers in the Offer, see the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement,” beginning on page 101.

Q:	What vote is required to adopt the Extraordinary General Meeting Proposals?

A:

For each of the Discharge Resolution, Asset Sale Resolutions, Demerger Resolution, Conversion Resolutions, Delisting Articles Amendment Resolution and the Financial Year Articles Amendment Resolution , the affirmative vote of an absolute majority of the votes cast at the Extraordinary General Meeting, either in person or by proxy, is required to adopt each such resolution.

For the Merger Resolutions, the affirmative vote of a majority of the votes cast at the Extraordinary General Meeting, either in person or by proxy, is required to adopt such resolution if at least 50% of the issued share capital of Wright is represented, either in person or by proxy, at the Extraordinary General Meeting. If less than 50% of the issued share capital of Wright is represented, either in person or by proxy, at the Extraordinary General Meeting, two-thirds of the votes cast is required to adopt the Merger Resolutions. Shares abstaining from voting will count as Shares present at the Extraordinary General Meeting but will not count for the purpose of determining the number of votes cast.

The Director Resolutions will be adopted unless the binding nature of the nominations is overridden.

The failure of any shareholder of record to submit a signed proxy card, grant a proxy electronically over the Internet or vote in person at the Extraordinary General Meeting will have no effect on the outcome of the vote to adopt the Extraordinary General Meeting Proposals unless a quorum is not present at the Extraordinary General Meeting.

If you are a beneficial owner, the failure to instruct your broker, bank or other nominee on how to vote your Shares will have no effect on the outcome of the vote to adopt the Extraordinary General Meeting Proposals unless a quorum is not present at the Extraordinary General Meeting.

Q:	What constitutes a quorum?

A:

Our articles of association require a general quorum (which applies unless another quorum applies by law or our articles of association) of one third of the issued Shares (not including Shares on which, pursuant to our articles of association, no votes may be cast) present or represented at our Extraordinary General Meeting.

In case the quorum is not met in the Extraordinary General Meeting, a second meeting may be convened at which the relevant resolutions—except for the Director Resolutions and the Merger Resolutions—may be adopted without a quorum.

Q:	What is the difference between holding Shares as a shareholder of record and as a beneficial owner?

A:

If your Shares are registered directly in your name in the Register (including a registration directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC), you are considered, with respect to those Shares, to be the “shareholder of record.” In this case, this proxy statement and your proxy card have been sent directly to you by Wright.

If your Shares are held through a broker, bank or other nominee, you are considered the “beneficial owner” of the Shares held in “street name.” In that case, this proxy statement has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those Shares, to be the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your Shares by following their instructions for voting. You are also invited to attend the Extraordinary General Meeting. However, because you are not the shareholder of record, you may not vote your Shares in person at the Extraordinary General Meeting unless you request and obtain a valid legal proxy from your broker, bank or other nominee, and if you meet the requirements set out in this proxy statement.

Q:	How may I vote?

A:	If you are a shareholder of record, there are four ways to vote:

•	By attending the Extraordinary General Meeting and voting in person;

•	By attending the Extraordinary General Meeting and voting by proxy;

•	By visiting the Internet at the address on your proxy card; or

•	By completing, dating, signing and returning the enclosed proxy card in the accompanying prepaid reply envelope.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your Shares, and to confirm that your voting instructions have been properly recorded when voting electronically over the Internet. Please be aware that, although there is no charge for voting your Shares, if you vote electronically over the Internet, you may incur costs such as Internet access charges for which you will be responsible.

Even if you plan to attend the Extraordinary General Meeting in person or by proxy, you are strongly encouraged to vote your Shares by proxy. If you are a shareholder of record or if you obtain a valid legal proxy to vote Shares which you beneficially own, you may still vote your Shares in person or by proxy at the Extraordinary General Meeting, even if you have previously voted by proxy. If you are present at the Extraordinary General Meeting and vote in person or by proxy, your previous vote by proxy will not be counted.

If you are a beneficial owner you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or electronically over the Internet through your broker, bank or other nominee if such a service is provided. To vote via the Internet through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or other nominee.

Q:	If my broker holds my Shares in “street name,” will my broker vote my Shares for me?

A:

Not without your direction. Your broker, bank or other nominee will only be permitted to vote your Shares on any Extraordinary General Meeting Proposal if you instruct your broker, bank or other nominee on how to vote. “Broker non votes” are Shares held by a broker, bank or other nominee that are present in person or represented by proxy at the Extraordinary General Meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such Shares (e.g., the “street name” holder) on how to vote on a particular proposal and the broker, bank or other nominee does not have discretionary voting power on such proposal. Because brokers, banks and other nominees do not have discretionary voting authority with respect to the Extraordinary General Meeting Proposals, if a beneficial owner of Shares held in “street name” does not give voting instructions to the broker, bank or other nominee with respect to any of these proposals, then those Shares will not be voted thereat. However, if there are any broker non votes, then such broker non votes will count for the purpose of determining the presence of a quorum for the transaction of business at the Extraordinary General Meeting. Therefore, it is important that you instruct your broker, bank or other nominee on how you wish to vote your Shares.

Q:	May I change my vote after I have mailed my signed proxy card or otherwise submitted my vote by proxy?

A:	Yes. If you are a shareholder of record, you may change your vote or revoke your proxy at any time within the time indicated on the accompanying proxy (the “Voter Deadline”) by:

•	Submitting a new proxy electronically over the Internet after the date of the earlier submitted proxy prior to the Voter Deadline;

•	Delivering a written notice of revocation to our Secretary prior to the Voter Deadline;

•	Signing another proxy card with a later date and returning it to us prior to the Voter Deadline; or

•	Attending the Extraordinary General Meeting and voting in person.

If you are you a beneficial owner, you should contact your broker, bank or other nominee for instructions regarding how to change your vote or contact our proxy solicitor, Morrow Sodali LLC at (800) 662-5200. You may also vote in person at the Extraordinary General Meeting if you obtain a valid legal proxy from your broker, bank or other nominee, and if you meet the requirements set out in this proxy statement.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person, referred to as a “proxy,” to vote your Shares. The written document describing the matters to be considered and voted on at the Extraordinary General Meeting is called a “proxy statement.” The document used to designate a person designated by the Wright Board as a proxy to vote your Shares is called a “proxy card.” The Wright Board has designated each of Robert J. Palmisano, Lance A. Berry and James A. Lightman, and each of them with full power of substitution, as proxies for the Extraordinary General Meeting.

Q:	If a shareholder gives a proxy, how are the Shares voted?

A:

The individuals named on the enclosed proxy card, or your proxies, will vote your Shares in the way that you indicate. When completing the Internet process or the proxy card, you may specify whether your Shares should be voted “FOR” or “AGAINST” or to “ABSTAIN” from voting on all, some or none of the specific items of business to come before the Extraordinary General Meeting. Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Extraordinary General Meeting, but will not count as a vote “FOR” or “AGAINST” each of the Extraordinary General Meeting Proposals.

If you properly sign and return your proxy card but do not mark the boxes showing how your Shares should be voted on a matter, the Shares represented by your properly signed proxy will be voted as recommended by the Wright Board with respect to such matter.

Q:	What should I do if I receive more than one set of voting materials?

A:

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your Shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold Shares. If you are a shareholder of record and your Shares are registered in more than one name, you will receive more than one proxy card. Please complete, date, sign and return (or vote via the Internet with respect to) each proxy card and voting instruction card that you receive.

Q:	Who will count the votes?

A:

All votes will be counted by the independent inspector of election appointed for the Extraordinary General Meeting. The chairman of the Extraordinary General Meeting will determine whether resolutions are adopted.

Q:	Where can I find the voting results of the Extraordinary General Meeting?

A:

Wright intends to announce preliminary voting results at the Extraordinary General Meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC within four business days following the Extraordinary General Meeting. All reports that Wright files with the SEC are publicly available when filed. See the section of this proxy statement captioned “Where You Can Find More Information,” beginning on page 189.

Q:	What are the U.S. federal income tax consequences of tendering Shares for U.S. shareholders?

A:

The receipt of cash in exchange for your Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) or the Post-Offer Reorganization generally will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local or other tax laws.

We urge you to consult your own tax advisor as to the particular tax consequences to you of the Offer and the Post-Offer Reorganization.

A more complete description of the U.S. federal income tax consequences of the Offer and the Post-Offer Reorganization is provided in this proxy statement captioned “Certain Material Tax Consequences—Certain U.S. Federal Income Tax Consequences,” beginning on page 112.

Q:	What are the material Dutch tax consequences of having my Shares accepted for payment in the Offer?

A:	For non-Dutch resident Wright shareholders who or that:

a)

are not individuals and do not have, nor are deemed to have, directly or indirectly, a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Wright that is held with the principal purpose or one of the principal purposes of avoiding income tax at the level of another party and such interest is held as part of an artificial arrangement or transaction or series of arrangements or combination of transactions, whereby such arrangement or series of arrangements or transaction or combination of transactions is considered artificial if it is not set up on the basis of valid commercial motives and whereby an arrangement or transaction may consists of several steps or parts, and (i) do not derive profits from an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable or (ii) are not, other than by way of securities, entitled to a share in the profits of an enterprise or a co-entitlement to the net worth of an enterprise, which is effectively managed in the Netherlands and to which enterprise the Shares are attributable; and

b)

are individuals and do not have, nor are deemed to have, directly or indirectly, a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Wright that is not part of the assets of an enterprise (behoort niet tot het vermogen van een onderneming) and (i) do not derive profits from an enterprise or an interest in an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable, (ii) do not realize income or gains with respect to the Shares that qualify as income from miscellaneous activities in the Netherlands, which include activities with respect to the Shares that exceed regular, active portfolio management or (iii) are not, other than by way of securities, entitled to a share in the profits of an enterprise that is effectively managed in the Netherlands and to which enterprise the Shares are attributable, any gains realized in respect of Shares tendered pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) or as a result of the Post-Offer Reorganization will generally not be subject to Dutch corporate or personal income tax.

Depending on the circumstances, Dutch resident Wright shareholders and certain non-Dutch resident Wright shareholders may be subject to Dutch income tax or Dutch corporate income tax (as applicable) on any gains realized in respect of Shares tendered pursuant to the Offer.

For a more detailed discussion of certain material Dutch tax consequences of the Offer please see the section of this proxy statement captioned “Certain Material Tax Consequences—Certain Dutch Tax Consequences,” beginning on page 115. We urge you to consult your own tax advisor as to the particular Dutch tax consequences to you of the Offer.

Q:	What will the holders of outstanding Wright equity awards receive in the Offer?

A:

The Purchase Agreement provides that each Stock Option (whether held by directors, executive officers or other employees) that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time (except for 2020 Stock Options, which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 Stock Option that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). All unexercised Stock Options outstanding (whether held by directors, executive officers or other employees) that are vested immediately prior to the Offer Closing will be cancelled, and, in exchange for such cancelled Stock Options, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the excess, if any, of the Offer Consideration over the per Share exercise price of the respective Stock Option multiplied by (ii) the total number of Shares subject to the unexercised Stock Option they hold immediately prior to the Offer Closing.

The Purchase Agreement provides that each RSU that is outstanding and unvested immediately prior to the Acceptance Time (whether held by directors, executive officers or other employees) will vest in full at the Acceptance Time (except for 2020 RSUs, which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 RSU that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). At the Offer Closing, all outstanding RSUs that are vested will be cancelled and, in exchange for such cancelled RSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the RSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

The Purchase Agreement provides that each PSU that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time, with any applicable performance conditions associated with such PSUs deemed to have been achieved at maximum performance. At the Offer Closing, PSUs will be cancelled and, in exchange for such cancelled PSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the PSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

Q:	When do you expect the Offer Closing to occur?

A:

While there is no assurance that the Offer Closing will occur, we are working toward an Offer Closing as soon as possible following the initial expiration of the Offer on February 27, 2020. However, the exact timing of completion of the Offer cannot be predicted because the completion of the Offer is subject to conditions, including, among other things, the receipt of the required regulatory approvals.

Q:	Am I entitled to appraisal rights?

A:

Wright shareholders are not entitled under Dutch law or otherwise to appraisal rights with respect to the Offer. In the event that the Compulsory Acquisition is permissible under applicable law and implemented, the Dutch Court will determine in its sole discretion the price to be paid for the non-tendered Shares, which price may be greater than, equal to or less than the Offer Consideration. Such price will be increased by Dutch Statutory Interest accrued at the rate applicable in the Netherlands (currently 2% per annum). The non-tendering Wright shareholders do not have the right to commence a Compulsory Acquisition proceeding to oblige Stryker or Purchaser to buy their Shares.

In the event the Merger Resolutions are adopted at the Extraordinary General Meeting or any subsequent extraordinary general meeting, any Wright shareholder that votes against the Merger Resolutions may exercise its Merger Withdrawal Right by filing a request for compensation in accordance with Section 2:333h of the Dutch Civil Code and the Common Draft Terms of Merger within one month after the date of the Extraordinary General Meeting or subsequent extraordinary general meeting at which the Merger Resolutions were adopted. If the Mergers are then implemented, such compensation would be paid in cash in connection with the consummation of the First-Step Merger. The Merger Resolutions include certain amendments to Wright’s articles of association that fix the cash compensation payable to any such Wright shareholders exercising the Merger Withdrawal Right at an amount per Share equal to the Offer Consideration without interest and less applicable withholding taxes.

Q:	Who can help answer my questions?

A:

If you have any questions concerning the Offer, the Post-Offer Reorganization, the Extraordinary General Meeting or this proxy statement, would like additional copies of this proxy statement or need help voting your Shares, please contact our proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Banks and Brokerage Firms Call: (203) 658-9400

Shareholders Call Toll Free: (800) 662-5200

Email: WMGI@investor.morrowsodali.com

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement includes forward-looking statements that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those implied by the forward-looking statements. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including all statements regarding the intent, belief or current expectation of Wright and members of its senior management team and can typically be identified by words such as “believe,” “expect,” “estimate,” “predict,” “target,” “potential,” “likely,” “continue,” “ongoing,” “could,” “should,” “intend,” “may,” “might,” “plan,” “seek,” “anticipate,” “project” and similar expressions, as well as variations or negatives of these words. Forward-looking statements include, without limitation, statements regarding the proposed transaction, prospective performance, future plans, events, expectations, performance, objectives and opportunities and the outlook for Wright’s business; filings and approvals relating to the proposed transaction; the expected timing of the completion of the proposed transaction; the ability to complete the proposed transaction considering the various closing conditions; forecasts, including revenue and cost projections; and the accuracy of any assumptions underlying any of the foregoing. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and are cautioned not to place undue reliance on these forward-looking statements. Actual results may differ materially from those currently anticipated due to a number of risks and uncertainties. Risks and uncertainties that could cause the actual results to differ from expectations contemplated by forward-looking statements include: uncertainties as to the timing of the tender offer and other proposed transactions; uncertainties as to how many of Wright’s shareholders will tender their shares in the offer or approve the resolutions to be solicited at the Extraordinary General Meeting; the possibility that various closing conditions for the proposed transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the purchase agreement; the effects of the proposed transaction (or the announcement thereof) on relationships with associates, customers, other business partners or governmental entities; transaction costs; the risk that the proposed transaction will divert management’s attention from Wright’s ongoing business operations; changes in Wright’s businesses during the period between now and the Offer Closing; risks associated with litigation; and other risks and uncertainties detailed from time to time in documents filed with the SEC by Wright, including current reports on Form 8-K, quarterly reports on Form 10-Q and annual reports on Form 10-K, and other documents to be filed by Wright. All forward-looking statements are based on information currently available to Wright, and Wright assumes no obligation to update any forward-looking statements. All forward-looking statements in this proxy statement are qualified in their entirety by this cautionary statement. Wright acknowledges that forward-looking statements made in connection with the Offer are not subject to the safe harbors created by the Private Securities Litigation Reform Act of 1995, as amended. Wright is not waiving any other defenses that may be available under applicable law.

THE EXTRAORDINARY GENERAL MEETING

This proxy statement of Wright, which is first being mailed to holders of Shares on or about [●], 2020, is furnished in connection with the solicitation of proxies on behalf of Wright, which asks you to vote promptly, and if voting by mail, to complete, sign, date and mail the enclosed proxy for use at the Extraordinary General Meeting, for the purposes set forth in the foregoing notice and agenda and the following explanation to the agenda.

Subject to certain restrictions under Dutch law, each Share entitles the holder thereof to one vote on each matter submitted to a vote at the Extraordinary General Meeting. You may vote if you are the shareholder of record of Shares on the Record Date, even if you have previously tendered your Shares in the Offer. As of [●], 2020 the latest practicable date prior to the date of this proxy statement, we had [●] Shares issued and outstanding and entitled to vote. The Wright Board has determined that the Register is the relevant register for determination, as of the Record Date, of the holders of Shares and others with meeting rights under Dutch law who are entitled to attend and, if relevant, vote at the Extraordinary General Meeting. Those who are holders of Shares or who otherwise have such meeting rights with respect to Shares on the Record Date and who are registered as such in the Register may attend the Extraordinary General Meeting and, if relevant, vote at such meeting in person, or authorize a third party to attend and, if relevant, vote at the meeting on their behalf through the use of a proxy.

Resolutions by the Extraordinary General Meeting must be adopted by an absolute majority of votes cast, unless another standard of votes and/or a quorum is required by virtue of applicable law or our articles of association. Our articles of association require a general quorum of one third of the issued Shares (not including Shares on which, pursuant to our articles of association, no votes may be cast) present or represented at our Extraordinary General Meeting. In case the quorum is not met in the Extraordinary General Meeting, a second meeting may be convened at which the relevant resolutions—except for the resolutions included in Item 3 (the appointment of directors to the Wright Board upon binding nomination) and Item 9 (entry into and approval of the Mergers)—may be adopted without a quorum. The affirmative vote of an absolute majority of the votes cast at the Extraordinary General Meeting is required to adopt resolutions on the agenda items listed for resolution in this proxy statement, unless indicated otherwise in this proxy statement.

All Shares represented by proxies duly executed and received by us prior to the Voter Deadline will be voted at the Extraordinary General Meeting in accordance with the terms of the proxies. Proxy cards to vote Shares received after the Voter Deadline may be disregarded. A shareholder may revoke a proxy by delivering a written notice of revocation to our Secretary prior to the Voter Deadline, by submitting a duly executed proxy bearing a later date prior to the Voter Deadline or by attending the Extraordinary General Meeting and voting in person (with regard to which the attendance requirements set forth below apply).

For all proposals, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Blank votes and invalid votes will be regarded as not having been cast. If you do not provide a valid proxy or otherwise vote your Shares held in your name and do not attend the Extraordinary General Meeting, your Shares will not be voted and your Shares will not be considered present or represented for purposes of determining the presence of a quorum for the transaction of business at the Extraordinary General Meeting. Abstentions will count for the purpose of determining the presence of a quorum for the transaction of business at the Extraordinary General Meeting, but will not count as a vote “FOR” or “AGAINST” each of the proposals listed for resolution in this proxy statement.

“Broker non votes” are Shares held by a broker, bank or other nominee that are present in person or represented by proxy at the Extraordinary General Meeting, but with respect to which the broker, bank or other nominee is not instructed by the beneficial owner of such Shares (e.g,. the “street name” holder) on how to vote on a particular proposal and the broker, bank or other nominee does not have discretionary voting power on such proposal. Because brokers, banks and other nominees do not have discretionary voting authority with respect to the proposals listed for resolution in this proxy statement, if a beneficial owner of Shares held in “street name” does not give voting instructions to the broker, bank or other nominee with respect to any of these proposals, then those Shares will not be voted thereat. However, if there are any broker non votes, then such broker non votes will count for the purpose of determining the presence of a quorum for the transaction of business at the Extraordinary General Meeting.

Admittance of shareholders and acceptance of written voting proxies shall be governed by Dutch law. Only shareholders of record as of the Record Date, beneficial owners as of the Record Date, holders of valid proxies for the Extraordinary General Meeting and other persons admitted by the chairman of the meeting may attend the Extraordinary General Meeting. Persons who wish to attend the Extraordinary General Meeting must give notice in writing to the Wright Board of their intention to attend the Extraordinary General Meeting prior to [●], 2020. The notice must contain the name and the number of Shares the person will represent in the meeting. All attendees must be prepared to identify themselves with a valid proof of identity for admittance. The additional items that attendees must bring depend on whether they are shareholders of record, beneficial owners or proxy holders.

A shareholder of record who wishes to attend the Extraordinary General Meeting in person must bring a valid proof of identity.

A person who holds a validly executed proxy entitling such person to vote on behalf of a shareholder of record and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity and (ii) the validly executed proxy naming such person as the proxy holder, signed by the shareholder of record.

A beneficial owner who holds Shares in “street name” through a broker, bank or other nominee and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity and (ii) proof of beneficial ownership as of the Record Date (e.g., a letter from the broker, bank or other nominee that is the record owner of such beneficial owner’s Shares, a brokerage account statement or the voting instruction form provided by the broker).

A person who holds a validly executed proxy entitling such person to vote on behalf of a beneficial owner and who wishes to attend the Extraordinary General Meeting in person must bring: (i) a valid proof of identity, (ii) the validly executed proxy naming such person as the proxy holder, signed by the beneficial owner and (iii) proof of beneficial ownership of the relevant beneficial owner as of the Record Date (e.g., a letter from the broker, bank or other nominee that is the record owner of such beneficial owner’s Shares, a brokerage account statement or the voting instruction form provided by the broker).

Failure to provide the requested documents at the door or failure to comply with the procedures for the Extraordinary General Meeting may prevent shareholders from being admitted to the meeting.

As of [●], 2020 the latest practicable date prior to the date of this proxy statement, Wright directors and executive officers beneficially owned and were entitled to vote, in the aggregate, [●] Shares (excluding any Shares that would be delivered upon exercise or conversion of stock options or other equity-based awards), which represented approximately [●]% of the outstanding Shares on such date. The directors and executive officers of Wright have informed Wright that they currently intend to vote all of their Shares “FOR” each of the proposals listed for resolution in this proxy statement.

Wright will bear the cost of soliciting proxies on the accompanying proxy card. Some of our directors, officers and regular employees may solicit proxies in person or by mail, telephone or fax, but will not receive any additional compensation for their services. We may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of Shares. Wright has retained Morrow Sodali LLC, a proxy solicitation firm (the “Proxy Solicitor”), to assist in the solicitation of proxies in connection with the Extraordinary General Meeting at a cost of approximately $20,000 plus expenses. We will also indemnify the Proxy Solicitor against losses arising out of its provision of these services on our behalf.

Shareholders and interested persons may communicate with the Wright Board or one or more directors by sending a letter addressed to the Wright Board or to any one or more directors in care of James A. Lightman, Senior Vice President, General Counsel and Secretary, Wright Medical Group N.V., Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands, (+ 31) 20 521-4777.

EXPLANATORY NOTES TO THE AGENDA OF THE EXTRAORDINARY GENERAL MEETING

ITEM 1	OPENING OF THE MEETING

Welcome and announcements.

ITEM 2	EXPLANATION OF THE OFFER (for discussion)

Stryker B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands (“Purchaser”), and an indirect, wholly-owned subsidiary of Stryker Corporation, a Michigan corporation (“Stryker”), has made an offer to purchase all of the outstanding ordinary shares, par value €0.03 per share, of Wright (the “Shares”) at a purchase price of $30.75 per Share, without interest and less applicable withholding taxes, to the holders thereof, payable in cash (such amount or any higher amount per Share paid pursuant to the Offer (as defined below), the “Offer Consideration”) pursuant to a purchase agreement, dated November 4, 2019 (as it may be amended from time to time, the “Purchase Agreement”), by and among Wright, Purchaser and Stryker, upon the terms and subject to the conditions set forth in an Offer to Purchase, dated December 13, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”).

During the extraordinary general meeting of Wright to be held on [●], 2020 at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands, at [●], local time (the “Extraordinary General Meeting”), Wright will explain the terms of the Offer. For further information with respect to the material terms of the Offer, please see the information contained in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48 as well as the Offer to Purchase and related documents prepared by Stryker and filed with the U.S. Securities and Exchange Commission (the “SEC”) and the Solicitation/Recommendation Statement on Schedule 14D-9 and related documents prepared by Wright and filed with the SEC. Shareholders attending the Extraordinary General Meeting will be given the opportunity to provide their views on the Offer.

After consideration, the Board of Directors (bestuur) of Wright (the “Wright Board”) has unanimously, among other things, (a) determined that the terms of the Purchase Agreement, the Offer, certain transactions contemplated by the Purchase Agreement (including the Asset Sale, the Liquidation and Second Step Distribution and the Mergers (each as defined in the Purchase Agreement)) are in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to recommend that Wright’s shareholders tender their Shares into the Offer and approve and adopt the matters to be proposed for consideration and approval by Wright’s shareholders at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the agenda items that have been put for binding or non-binding resolution on the agenda of this Extraordinary General Meeting.

ITEM 3	APPOINTMENT OF DIRECTORS TO THE WRIGHT BOARD (for resolution)

Stryker, Purchaser and Wright have agreed that, effective as of the time that all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Acceptance Time (as defined below) are paid for by Purchaser (such time of payment, the “Offer Closing”), certain changes are to be made in the composition of the Wright Board.

Upon the Offer Closing, the Wright Board will be comprised of seven directors, five of whom have been designated by Stryker and Purchaser in writing and are set forth below in Item 3(a) up to and including Item 3(e) (the “Purchaser Directors”), and two of whom will be [●] and [●], who are independent directors currently serving on the Wright Board (the “Independent Directors”). The Independent Directors will, in accordance with Dutch practice, look after the corporate interest of Wright and the interests of all relevant stakeholders of Wright, including the interests of any non-tendering shareholders of Wright, and will resign from the Wright Board upon the earliest of (i) such time after the Acceptance Time (as defined below), as Purchaser and its affiliates, in the aggregate, own 100% of the issued and outstanding Shares, including pursuant to the Mergers (as defined below) and (ii) the Second Step Distribution (as defined below) having been made and the Liquidation (as defined below) having been completed. “Acceptance Time” means the time at or as promptly as practicable following the Expiration Time (as defined below) (but in any event within two business days thereafter), that Purchaser accepts for payment. Unless the Offer is earlier terminated, the Offer will expire at 9:00 a.m., New York City time, on February 27, 2020 (the “Expiration Time,” unless the Offer is extended in accordance with the Purchase Agreement, in which event “Expiration Time” will mean the latest time and date at which the Offer, as so extended by Purchaser, will expire).

As permitted under Dutch law and our articles of association, the Wright Board is authorized to make binding nominations for each open position on the Wright Board. The binding nature of the Wright Board’s nomination may be overridden by a vote of two-thirds of the votes cast at the Extraordinary General Meeting if such two-thirds vote constitutes more than one-half of our issued share capital (not including Shares on which, pursuant to Dutch law, no votes may be cast). Should the binding nature of the nomination be overridden, a new general meeting is called at which the resolution for appointment of a member of the Wright Board shall require a majority of two-thirds of the votes cast, representing more than half of the issued share capital. If a binding nomination only contains one nominee for a seat to be filled, a resolution on the nomination has the effect that such nominee is appointed, unless the binding nature of the nomination is overridden.

The Wright Board has made binding nominations (containing only one nominee for each seat to be filled) for the appointment of each Purchaser Director, effective as of the Offer Closing and for a term ending at the end of Wright’s second annual general meeting held after the date of the Offer Closing.

The information as required pursuant to our articles of association in respect of each Purchaser Director nominee is set forth below. Shares deemed beneficially owned by each Purchaser Director nominee as shown in the information below include (i) Shares held by immediate family members and (ii) Shares that can be acquired through stock options or other Wright equity awards exercisable through [●], 2020.

Adoption of each of the resolutions set forth in Item 3(a) up to and including Item 3(e) below (together the “Director Resolutions”) and the proposals set out under Items 4, 11, 12 and 13 (together with the Director Resolutions, the “Governance Resolutions”) is a condition to each of Stryker’s and Purchaser’s obligation to accept for payment and pay for any Share validly tendered and not properly withdrawn pursuant to the Offer (an “Offer Condition”). If the Governance Resolutions are not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may not occur.

Each resolution for appointment is subject to and conditioned upon the occurrence of, and effective as of, the Offer Closing.

The Wright Board unanimously recommends that you vote “FOR” the conditional appointment of each of the Purchaser Directors set forth in this Item 3.

a.	Appointment of Spencer S. Stiles as executive director, upon binding nomination by the Wright Board subject to Offer Closing (for resolution)

Mr. Stiles, age 43, has served as Group President, Orthopaedics and Spine at Stryker since August 2019. Previously, he served at Stryker as Group President, Neurotechnology, Instruments and Spine from August 2018 to July 2019, Global President of Instruments from April 2015 to July 2018, President of Spine from January 2011 to March 2015 and General Manager of the Communications business unit from September 2008 to December 2010. Mr. Stiles joined Stryker in 1999. Mr. Stiles is not the beneficial owner of any Shares.

b.	Appointment of William E. Berry, Jr. as non-executive director, upon binding nomination by the Wright Board subject to Offer Closing (for resolution)

Mr. Berry, age 53, has held the role of Vice President, Corporate Controller and Principal Accounting Officer of Stryker since February 2014. Prior to this, he served as Corporate Controller of Stryker from August 2011 to February 2014. Before joining Stryker in August 2011, Mr. Berry served as Assistant Corporate Controller for Whirlpool Corporation, the world’s leading global manufacturer and marketer of major home appliances. From 2007 to 2009, Mr. Berry served as Controller of the Electronics and Safety Division of Delphi Automotive LLP, a leading global vehicle components manufacturer. From 1995 to 2007, Mr. Berry held various positions with Federal-Mogul Corporation, a leading global supplier of vehicle and industrial products, most recently serving as Director of Finance for Global Powertrain. Mr. Berry is not the beneficial owner of any Shares.

c.	Appointment of Dean H. Bergy as non-executive director, upon binding nomination by the Wright Board subject to Offer Closing (for resolution)

Mr. Bergy, age 60, has served as Vice President, Corporate Secretary of Stryker since October 2012. He also served as Interim CFO and Vice President, Corporate Secretary of Stryker from October 2012 until April 2013. Mr. Bergy joined Stryker in 1994 as Corporate Controller and has held a number of roles of increasing responsibility during his tenure. Prior to joining Stryker, Mr. Bergy was an Audit Senior Manager for Ernst & Young LLP. Mr. Bergy is not the beneficial owner of any Shares.

d.	Appointment of Jeanne M. Blondia as non-executive director, upon binding nomination by the Wright Board subject to Offer Closing (for resolution)

Ms. Blondia, age 54, has served as Vice President and Treasurer of Stryker since May 2008. In January of 2014, she became Vice President, Finance and Treasurer of Stryker. Prior to joining Stryker in May 2008, Ms. Blondia served as the Vice President and Treasurer of Constellation Energy Group. Earlier in her career, she worked at the General Motors Treasurer’s office in New York, holding various roles of increasing responsibility, including Director of Business Development for GMAC, GM’s finance subsidiary. She began her career as an Analyst at DRI, an economic consulting firm. Ms. Blondia is not the beneficial owner of any Shares.

e.	Appointment of David G. Furgason as non-executive director, upon binding nomination by the Wright Board subject to Offer Closing (for resolution)

Mr. Furgason, age 55, has served as Vice President, Tax of Stryker since August 2012. Previously, he served at Stryker as Director of Tax, U.S. from August 2006 to 2010 and as Director, Global Tax Operations from 2010 to August 2012. Mr. Furgason began his career with Stryker in 2004 as Senior Manager, Tax Planning, Audits and Accounting. Prior to joining Stryker, Mr. Furgason had an 18-year career in public accounting as a principal with Jansen Furgason & Valk, PC and a manager with Ernst & Young LLP. Mr. Furgason is not the beneficial owner of any Shares.

The Wright Board intends to designate (i) [●] as chairperson of the Wright Board, subject to the appointment of [●] as a member of the Wright Board and (ii) [●] as Chief Executive Officer of Wright, subject to the appointment of [●] as a member of the Wright Board.

ITEM 4	ACCEPTANCE OF RESIGNATION OF MEMBERS OF THE WRIGHT BOARD (for resolution)

The directors of the Wright Board currently in office have been appointed during the annual general meeting of shareholders held on June 28, 2019 and will remain in office after the Extraordinary General Meeting, until the 2020 annual general meeting of shareholders or his or her earlier death, resignation or removal. Stryker, Purchaser and Wright have agreed that, effective as of the Offer Closing, certain changes are to be made in the composition of the Wright Board.

Upon the Offer Closing, the Wright Board will be comprised of seven directors, five of whom shall be the Purchaser Directors, and two of whom will be the Independent Directors. Each of Robert J. Palmisano, [●], [●], [●], [●], [●],and [●] has tendered his or her resignation and will voluntarily step down as a member of the Wright Board effective upon the Offer Closing.

Adoption of each of the resolutions set forth in Item 4(a) up to and including Item 4(g) below (together, the “Resignation Resolutions”) is an Offer Condition. If the Resignation Resolutions are not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may not occur.

Each resolution for acceptance of resignation is subject to and conditioned upon the occurrence of, and effective as of, the Offer Closing.

Each resolution to accept the resignation of the relevant member of the Wright Board as set forth in this Item 4 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the conditional acceptance of resignation of each of the members of the Wright Board set forth in this Item 4.

a.	Acceptance of resignation of Robert J. Palmisano as executive director, subject to Offer Closing (for resolution)

b.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

c.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

d.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

e.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

f.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

g.	Acceptance of resignation of [•] as non-executive director, subject to Offer Closing (for resolution)

ITEM 5	DISCHARGE OF DIRECTORS (for resolution)

Granting of full and final discharge to each member of the Wright Board for his or her acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting and effective upon the Acceptance Time.

It is proposed that each of the current members of the Wright Board will be granted full and final discharge in respect of his or her acts of management or supervision up to the date of the Extraordinary General Meeting, except for acts as a result of fraud (bedrog), gross negligence (grove schuld) or willful misconduct (opzet) of such member.

Adoption of the resolution to discharge the members of the Wright Board is not an Offer Condition. If this resolution is not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may still occur.

The discharge for acts of management or supervision of each current member of the Wright Board up to the date of the Extraordinary General Meeting will be effective as of the Acceptance Time and granted for the performance of their duties, on the basis of the information provided to the general meeting through publicly available information prior to the date of the Extraordinary General Meeting. The resolution to approve the granting of full and final discharge to each member of the Wright Board as set forth in this Item 5 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the proposal to grant discharge to each of the current members of the Wright Board as set forth in this Item 5.

ITEM 6	APPROVAL OF THE ASSET SALE (for resolution)

Conditional approval of the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser) (the “Asset Sale”) as required under article 2:107a of the Dutch Civil Code.

Except as described below, following the Acceptance Time, in accordance with the Purchase Agreement, Purchaser will (and Stryker will cause Purchaser to) provide for a subsequent offering period of at least 10 business days in accordance with Rule 14d-11 promulgated under the Exchange Act (the “Subsequent Offering Period”). In the event that prior to the expiration of any such Subsequent Offering Period, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Asset Sale, Purchaser will (and Stryker will cause Purchaser to) extend the Subsequent Offering Period for at least five business days to permit any remaining minority shareholders to tender their Shares in exchange for the Offer Consideration (such extension, the “Minority Exit Offering Period”). In the event that promptly following the Expiration Time, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Mergers (as defined below), Purchaser will not be required to provide either a Subsequent Offering Period or Minority Exit Offering Period, but may do so if Purchaser chooses.

Following the later of the Offer Closing and the closing of any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period), Stryker or Purchaser intend to effectuate or cause to be effectuated a corporate reorganization of or involving Wright and its subsidiaries (the “Post-Offer Reorganization”). The Post-Offer Reorganization will utilize processes available to Purchaser under Dutch and other applicable law aimed at strengthening Stryker’s direct or indirect control over Wright or its assets and business operations. More specifically, the Asset Sale and Liquidation (as defined below) would ensure that Purchaser or one of its affiliates becomes the owner of all or substantially all of Wright’s business operations from and after the consummation of such Post-Offer Reorganization. In the event the Asset Sale and Liquidation are consummated Wright will be liquidated and cease to exist.

In the event Stryker or Purchaser elects to implement the Asset Sale, the Asset Sale will be implemented together with the Liquidation and the Second Step Distribution (each as defined in Item 7 of these explanatory notes to the agenda) in accordance with the terms of the asset sale agreement to be entered into by Purchaser (or an affiliate of Purchaser), Stryker and Wright, attached hereto as Annex C. Reference is made to the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement, beginning on page 48 for a more detailed description of the Asset Sale.

The approval of each of the Asset Sale (this Item 6), the Liquidation (Item 7) (together with this Item 6, the “Asset Sale Resolutions”), the Mergers (Item 9) and the Demerger (Item 10) will allow Wright to gain greater certainty that the Offer Closing will occur and that its relevant stakeholders will realize the benefits of the transactions contemplated thereby, as it lowers the threshold percentage for purposes of the Minimum Condition (an Offer Condition requiring that the number of Shares validly tendered pursuant to the Offer, and not properly withdrawn, together with the Shares then owned by Stryker or its wholly-owned subsidiaries, represents at least a minimum percentage of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal)) from 95% to 80%. However, even if such resolutions are not approved, Purchaser may also, in its sole discretion, reduce the threshold percentage for purposes of the Minimum Condition from 95% to 80%.

The Asset Sale requires the approval of the general meeting pursuant to article 2:107a of the Dutch Civil Code.

The resolution approving the Asset Sale is conditioned upon, and subject to, (i) Purchaser’s election to implement the Asset Sale, (ii) the Acceptance Time having occurred and (iii) the number of Shares validly tendered pursuant to the Offer and not properly withdrawn (including Shares tendered during the Subsequent

Offering Period, as it may be extended by the Minority Exit Offering Period), together with the Shares owned by Stryker or its wholly-owned subsidiaries, represents at least 80% of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal). Approval of the Asset Sale Resolutions is not an Offer Condition. If the Asset Sale Resolutions are not approved by shareholders at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may still occur.

The resolution to approve, on the conditions set forth above, the Asset Sale as set forth in this Item 6 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the proposal to approve, on the conditions precedent set forth above, the Asset Sale as set forth in this Item 6.

ITEM 7	DISSOLUTION (for resolution)

Conditional approval to (i) dissolve (ontbinden) Wright in accordance with article 2:19 of the Dutch Civil Code, (ii) appoint Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) appoint [●] as the custodian of the books and records of Wright, and (iv) reimburse the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors).

The Purchase Agreement provides that if Purchaser or Stryker determines to effectuate the Asset Sale, subject to the conditions explained below, as soon as practicable following the consummation of the Asset Sale, Wright shall be liquidated and dissolved (the “Liquidation”) in accordance with applicable Dutch procedures, which shall result in one or more advance liquidation distributions and a final liquidation distribution (collectively, the “Second Step Distribution”) being made, whereby the initial advance liquidation distribution is expected to result in payment, through a settlement agent, to each non-tendering Wright shareholder of an amount in cash equal to the Offer Consideration, without interest and less applicable withholding taxes, for each Share then owned by such non-tendering Wright shareholder. Reference is made to the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement, beginning on page 48 for a more detailed description of the Liquidation and the Second Step Distribution. For certain material Dutch tax consequences of the Liquidation and Second-Step Distribution, reference is made to the section of this proxy statement captioned “Certain Material Tax Consequences —Certain Dutch Tax Consequences,” beginning on page 115.

The approval of each of the Asset Sale Resolutions, the Mergers (Item 9) and the Demerger (Item 10) will allow Wright to gain greater certainty that the Offer Closing will occur and that its relevant stakeholders will realize the benefits of the transactions contemplated thereby, as it lowers the threshold percentage for purposes of the Minimum Condition (an Offer Condition requiring that the number of Shares validly tendered pursuant to the Offer, and not properly withdrawn, together with the Shares then owned by Stryker or its wholly-owned subsidiaries, represents at least a minimum percentage of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal)) from 95% to 80%. However, even if such resolutions are not approved, Purchaser may also, in its sole discretion, reduce the threshold percentage for purposes of the Minimum Condition from 95% to 80%.

This resolution to dissolve Wright, appoint Stichting Vereffening Wright Medical Group as the liquidator of Wright, appoint [●] as the custodian of the books and records of Wright and approve the reimbursement by Wright of the liquidator’s reasonable salary and costs is conditioned upon, and subject to (i) Purchaser’s election to implement the Asset Sale, (ii) the Acceptance Time having occurred, (iii) the number of Shares validly tendered pursuant to the Offer and not properly withdrawn (including Shares tendered during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period), together with the Shares owned by Stryker or its wholly-owned subsidiaries, representing at least 80% of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal) and (iv) the Asset Sale having been completed. The Wright Board will determine the exact date and time as of which such conditions precedent have been fulfilled, pursuant to which the resolution to dissolve Wright shall become effective. The approval of the reimbursement by Wright of the liquidator’s reasonable salary and costs is further subject to and conditioned upon both of the Independent Directors having approved such reimbursement. Adoption of the Asset Sale Resolutions is not an Offer Condition. If the Asset Sale Resolutions are not adopted by shareholders at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may still occur.

The resolutions to (i) dissolve Wright, (ii) appoint Stichting Vereffening Wright Medical Group as the liquidator of Wright, (iii) appoint [●] as the custodian of the books and records of Wright and (iv) reimburse the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors) as set forth in this Item 6 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting and will be subject to the conditions precedent set forth above.

The Wright Board unanimously recommends that you vote “FOR” the proposal to (i) dissolve Wright in accordance with article 2:19 of the Dutch Civil Code, (ii) appoint Stichting Vereffening Wright Medical Group as liquidator of Wright, (iii) appoint [●] as the custodian of the books and records of Wright and (iv) approve the reimbursement by Wright of the liquidator’s reasonable salary and costs (subject to approval of such reimbursement by the Independent Directors), in each case as set forth in this Item 7, which resolution will be subject to the conditions precedent set forth above.

ITEM 8	AMENDMENT OF THE ARTICLES OF ASSOCIATION REGARDING COMPENSATION OF DISSENTING SHAREHOLDERS (for resolution)

Resolution to amend Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers.

In the event the resolution to approve the Mergers (including the First-Step Merger, (as defined below)) is adopted by the general meeting, any Wright shareholder that votes against such resolution may exercise its withdrawal right under Dutch law in connection with the First-Step Merger by filing a request for compensation in accordance with Section 2:333h of the Dutch Civil Code and the common draft terms of the cross-border merger (the “Common Draft Terms of Merger”) within one (1) month after the date on which such resolution was adopted. If the Mergers are then implemented, such compensation would be paid in cash in connection with the consummation of the First-Step Merger (as defined below).

The Wright Board proposes to resolve to amend Wright’s articles of association to fix the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers at an amount equal to the Offer Consideration, without interest and less applicable withholding taxes, and to authorize each member of the Wright Board, as well as each lawyer, (junior) civil law civil law notaries practicing at Stibbe N.V., Amsterdam, the Netherlands or Houthoff Coöperatief U.A., Amsterdam, the Netherlands (collectively, the “Authorized Notaries”) jointly and each of them individually, to execute the notarial deed of amendment to the articles of association and to undertake all other activities that any recipient of such authorization deems necessary or useful in connection therewith. For certain material Dutch tax consequences of the compensation of dissenting shareholders, reference is made to the section of this proxy statement captioned “Certain Material Tax Consequences—Certain Dutch Tax Consequences,” beginning on page 115.

Annex D to this proxy statement contains the notarial deed of amendment of Wright’s articles of association fixing the amount of compensation that dissenting shareholders may claim in connection with the proposed Mergers. We encourage you to read Annex D carefully and in its entirety. The text of the notarial deed of amendment is also available for inspection by Wright shareholders at Wright’s offices and on our website from the date of the notice convening the Extraordinary General Meeting.

This amendment to Wright’s articles of association shall become effective upon the execution of the notarial deed of amendment to the articles of association and will be effectuated immediately prior to the adoption of the resolution approving the Mergers (including the First-Step Merger (as defined below)).

An absolute majority of the votes cast at the Extraordinary General Meeting, either in person or by proxy, is required to adopt the proposal to amend Wright’s articles of association, and authorize each member of the Wright Board as well as the Authorized Notaries both jointly and each of them individually, as set forth in this Item 8.

The Wright Board unanimously recommends that you vote “FOR” the proposal to amend Wright’s articles of association as set forth in this Item 8.

ITEM 9	ENTRY INTO AND APPROVAL OF THE MERGERS (for resolution)

Resolution to approve the Mergers.

As described under Item 6 above, following the later of the Offer Closing and the closing of any Subsequent Offering Period, Stryker or Purchaser intend to effectuate or cause to be effectuated a Post-Offer Reorganization, including the Mergers (as defined below). The Post-Offer Reorganization will utilize processes available to Purchaser under Dutch and other applicable law aimed at strengthening Stryker’s direct or indirect control over Wright or its assets and business operations, and would ensure that Purchaser or one of its affiliates becomes the owner of all or substantially all of Wright’s business operations from and after the consummation of such Post-Offer Reorganization. In the event that the Mergers are implemented, Wright will become an indirect, wholly-owned subsidiary of Stryker.

In the event that the Mergers are implemented as the Post-Offer Reorganization (for which Stryker has a preference), which is subject to (a) Purchaser’s election to implement the Mergers, (b) the approval of the Merger Resolutions by Wright shareholders at the Extraordinary General Meeting (or any subsequent extraordinary general meeting), and (c) the Acceptance Time having occurred and the Reorganization Threshold having been achieved, Wright and Purchaser will complete a series of mergers whereby (i) Wright will merge with and into a Luxembourg société anonyme that is a direct, wholly-owned subsidiary of Wright (“Wright Luxembourg”) with Wright Luxembourg surviving the merger (the “First-Step Merger”), (ii) Wright Luxembourg will merge with and into a Bermuda exempted company that is a direct, wholly-owned subsidiary of Wright Luxembourg (“Wright Bermuda”) with Wright Bermuda surviving the merger (the “Second-Step Merger”) and (iii) a Bermuda exempted company formed by Stryker as a wholly-owned subsidiary of Purchaser will merge with and into Wright Bermuda with Wright Bermuda surviving the merger (the “Third-Step Merger” and, together with the First-Step Merger and the Second-Step Merger, the “Mergers”). Upon completion of the Mergers, any Wright shareholders who did not tender their Shares pursuant to the Offer will no longer have any equity interest in the surviving entities from such Mergers and will ultimately receive, for each Share held immediately prior to the completion of the First-Step Merger, cash in an amount equal to the Offer Consideration. Such amount would be without interest and less applicable withholding taxes. Stryker and Purchaser have no current intention to require the deduction and withholding of any amounts under any tax law in respect of any amounts payable upon completion of the Mergers to any Wright shareholders who did not tender their Shares pursuant to the Offer and who do not exercise its withdrawal right under Dutch law in connection with the First-Step Merger (a “Merger Withdrawal Right”), but such tax deduction and withholding will take place to the extent required under applicable tax law.

In the event that a Wright shareholder exercises a Merger Withdrawal Right, then any cash compensation paid to such withdrawing Wright shareholder will be subject to Dutch dividend withholding tax (dividendbelasting) at the statutory rate of 15% to the extent that the amount of the cash compensation exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes (which amount may be subject to an advance tax clearance by the Dutch tax authorities on the amount of paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes) subject to any exemption, reduction or refund that may be available to such withdrawing Wright shareholder. As a result, the net amount received by such withdrawing Wright shareholder may be lower than the amount that they would have received had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period). No compensation will be paid to non-tendering Wright shareholders for any administrative costs charged by banks in relation to the transfer of the cash proceeds of the Third-Step Merger to their bank account or otherwise.

In the event Stryker or Purchaser elects to implement the Mergers, the Mergers will be implemented subject to the terms of the Merger Documentation (as defined in the Purchase Agreement). Reference is made to the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48 for a more detailed description of the Mergers.

The approval of each of the Asset Sale Resolutions, the Merger Resolutions and the Demerger (Item 10) will allow Wright to gain greater certainty that the Offer Closing will occur and that its relevant stakeholders will realize the benefits of the transactions contemplated thereby, as it lowers the threshold percentage for purposes of the Minimum Condition (an Offer Condition requiring that the number of Shares validly tendered pursuant to the Offer, and not properly withdrawn, together with the Shares then owned by Stryker or its wholly-owned subsidiaries, represents at least a minimum percentage of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal)) from 95% to 80%. However, even if such resolutions are not approved, Purchaser may also, in its sole discretion, reduce the threshold percentage for purposes of the Minimum Condition from 95% to 80%.

The Wright Board proposes (A) to resolve, in accordance with the Common Draft Terms of Merger that was signed on [●], 2020 by the Wright Board and the management board of Wright Luxembourg, that Wright will merge with and into Wright Luxembourg pursuant to Title X, Chapter II of the Luxembourg Company Law and Section 2:309 et seq. and Section 2:333b et seq. Dutch Civil Code, as a result of which all the assets and liabilities of Wright will be transferred to Wright Luxembourg by universal succession of title and Wright shall cease to exist and (B) to approve the Second-Step Merger and Third-Step Merger.

The implementation of the resolution resolving on the First-Step Merger (and approving the Mergers) is conditioned upon, and subject to, (i) the Acceptance Time having occurred and (ii) the number of Shares validly tendered pursuant to the Offer and not properly withdrawn (including Shares tendered during the Subsequent Offering Period, together with the Shares owned by Stryker or its wholly-owned subsidiaries, represents at least 80% of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal). Approval of the Merger Resolutions is not an Offer Condition. If the Merger Resolutions are not approved by shareholders at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may still occur.

The affirmative vote of a majority of the votes cast at the Extraordinary General Meeting, either in person or by proxy, is required to approve the First-Step Merger if at least 50% of the issued share capital of Wright is represented, either in person or by proxy, at the Extraordinary General Meeting. If less than 50% of the issued share capital of Wright is represented, either in person or by proxy, at the Extraordinary General Meeting, two-thirds of the votes cast is required to approve the Mergers.

The Wright Board unanimously recommends that you vote “FOR” the proposal to approve the Mergers (including the First-Step Merger) as set forth in this Item 9.

ITEM 10	AMENDMENT OF THE ARTICLES OF ASSOCIATION REGARDING THE DEMERGER (for resolution)

Resolution to amend Wright’s articles of association to authorize the Wright Board to resolve on a statutory demerger to an entity wholly owned by Wright.

The Wright Board proposes to resolve to amend Wright’s articles of association to authorize the Wright Board to resolve to effectuate and complete a statutory spin-off (afsplitsing) of certain assets and liabilities into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands that is wholly-owned by Wright (the “Demerger”), and to authorize the Authorized Notaries both jointly and each of them individually, to execute the notarial deed of amendment to the articles of association of Wright and to undertake all other activities that any recipient of such authorization deems necessary or useful in connection therewith.

Annex F to this proxy statement contains the notarial deed of amendment of Wright’s articles of association authorizing the Wright Board to resolve on the Demerger. We encourage you to read Annex F carefully and in its entirety.

This amendment to Wright’s articles of association shall become effective upon the execution of the notarial deed of amendment to the articles of association at a time selected by Purchaser. Adoption of the resolution to amend Wright’s articles of association to authorize the Wright Board to resolve on the Demerger is not an Offer Condition. If the Demerger Resolution is not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may still occur.

An absolute majority of the votes cast at the Extraordinary General Meeting, either in person or by proxy, is required to adopt the proposal to amend Wright’s articles of association, and authorize each member of the Wright Board as well as the Authorized Notaries both jointly and each of them individually, as set forth in this Item 10.

The Wright Board unanimously recommends that you vote “FOR” the proposal to amend Wright’s articles of association as set forth in this Item 10.

ITEM 11	AMENDMENT OF THE ARTICLES OF ASSOCIATION AND CONVERSION (for resolution)

Conditional approval to amend Wright’s articles of association and to convert Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid).

Purchaser wishes to convert Wright from a public limited liability company (naamloze vennootschap met beperkte aansprakelijkheid) into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (the “Conversion”) as soon as practicable after the Shares have been delisted from the Nasdaq Global Select Market (“Nasdaq”).

The Wright Board proposes to resolve on the Conversion, amend the articles of association of Wright, and authorize each member of the Wright Board, as well as the Authorized Notaries both jointly and each of them individually, to execute the notarial deed of conversion and amendment to the articles of association and to undertake all other activities that any recipient of such authorization deems necessary or useful in connection therewith.

Annex G to this proxy statement contains the draft articles of association of Wright as they would read after the Conversion and the amendment of its articles of association in connection therewith. We encourage you to read Annex G carefully and in its entirety.

In the event Stryker or Purchaser elects to implement the Conversion, which is conditioned upon and subject to the Offer Closing, the Conversion and the amendment of Wright’s articles of association in connection therewith shall become effective upon the execution of the notarial deed of conversion and amendment to the articles of association. Adoption of the Governance Resolutions (of which this conditional approval to convert Wright into a private company with limited liability and amend Wright’s articles of association is a part) is an Offer Condition. If the Governance Resolutions are not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may not occur.

The conditional approval to amend Wright’s articles of association, convert Wright into a private company with limited liability, and authorize each member of the Wright Board as well as the Authorized Notaries both jointly and each of them individually, as set forth in this Item 11, must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the proposal to amend Wright’s articles of association and convert Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), in each case as set forth in this Item 11.

ITEM 12	AMENDMENT OF THE ARTICLES OF ASSOCIATION FOLLOWING DELISTING (for resolution)

Conditional approval to amend Wright’s articles of association in connection with the delisting of the Shares on Nasdaq.

The Wright Board proposes to resolve to amend the articles of association of Wright in connection with the delisting of the Shares on Nasdaq, and to authorize each member of the Wright Board, as well as Authorized Notaries, both jointly and each of them individually, to execute the notarial deed of conversion and amendment to the articles of association and to undertake all other activities that any recipient of such authorization deems necessary or useful in connection therewith.

Annex H to this proxy statement contains the draft articles of association of Wright as they would read after the amendment of its articles of association in connection with the delisting of the Shares on Nasdaq. After such amendment of Wright’s articles of association, any transfer of record ownership of Shares prior to June 1, 2022 would require the prior approval of the Wright Board. We encourage you to read Annex H carefully and in its entirety.

In the event Stryker or Purchaser elects to amend Wright’s articles of association following the delisting of the Shares from Nasdaq, which is conditioned upon, and subject to the delisting of the Shares from Nasdaq and the Offer Closing, such amendment of Wright’s articles of association contained in Annex H shall become effective upon the execution of the notarial deed of amendment to the articles of association. Adoption of the Governance Resolutions (of which this conditional approval to amend Wright’s articles of association is a part) is an Offer Condition. If the Governance Resolutions are not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may not occur.

The conditional approval to amend Wright’s articles of association, and authorize each member of the Wright Board as well as the Authorized Notaries both jointly and each of them individually, as set forth in this Item 12 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the proposal to amend Wright’s articles of association as set forth in this Item 12.

ITEM 13	FINANCIAL YEAR DEED OF AMENDMENT OF THE ARTICLES OF ASSOCIATION (for resolution)

Conditional approval to amend Wright’s articles of association to align the financial year of Wright with the financial year reckoned by Purchaser.

The Wright Board proposes to resolve to amend the articles of association of Wright to align the financial year of Wright with the financial year reckoned by Purchaser, and to authorize each member of the Wright Board, as well as Authorized Notaries, both jointly and each of them individually, to execute the notarial deed of amendment to the articles of association and to undertake all other activities that any recipient of such authorization deems necessary or useful in connection therewith.

Annex I to this proxy statement contains the notarial deed of amendment of Wright’s articles of association amending Wright’s articles of association as described in this Item 13. We encourage you to read Annex I carefully and in its entirety.

This resolution to amend Wright’s articles of association to align the financial year of Wright with the financial year reckoned by Purchaser is conditioned upon, and subject to Purchaser’s election to implement this measure and the Offer Closing. The notarial deed of amendment to Wright’s articles of association contained in Annex I shall become effective upon the execution of the notarial deed of amendment to the articles of association. Adoption of the Governance Resolutions (of which this conditional approval to amend Wright’s articles of association is a part) is an Offer Condition. If the Governance Resolutions are not adopted at the Extraordinary General Meeting (or any adjournment, postponement or cancellation and reconvention thereof), the Offer Closing may not occur.

The conditional approval of the deed of amendment, and authorization each member of the Wright Board as well as the Authorized Notaries both jointly and each of them individually, as set forth in this Item 13 must be adopted by an absolute majority of the votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the proposal to amend Wright’s articles of association as set forth in this Item 13.

ITEM 14	NON-BINDING ADVISORY VOTE ON TRANSACTION-RELATED EXECUTIVE COMPENSATION ARRANGEMENTS (for non-binding resolution)

Section 14A of the Exchange Act, which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires that we provide our shareholders with the opportunity to vote to approve, on an advisory non-binding basis, the payment of certain compensation that will or may become payable by Wright to its named executive officers in connection with the completion of the Offer, as disclosed in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement—Transaction-Related Compensation,” beginning on page 110. In general, the various plans and arrangements pursuant to which these compensation payments may be made formed part of Wright’s overall compensation program for its named executive officers, and have previously been disclosed to our shareholders as part of the Compensation Discussion and Analysis and related sections of our annual proxy statement. The Compensation Committee of the Wright Board, which is composed solely of non-executive directors, believes such compensatory arrangements to be reasonable.

The Wright Board encourages you to review carefully the named executive officer transaction-related compensation information disclosed in this proxy statement. The Wright Board unanimously recommends that you vote “FOR” the following resolution (the “Non-Binding Vote on Executive Compensation Proposal”):

“RESOLVED, that the shareholders of Wright Medical Group N.V. approve, on a nonbinding, advisory basis, the compensation that will or may become payable to Wright’s named executive officers that is based on or otherwise relates to the completion of the Offer as disclosed pursuant to Item 402(t) of Regulation S-K in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement—Transaction-Related Compensation.”

Shareholders should note that adoption of the Non-Binding Vote on Executive Compensation Proposal is not an Offer Condition and, as an advisory vote, the result will not be binding on Wright, the Wright Board, Purchaser or Stryker. Further, the underlying plans and arrangements are contractual in nature and are not, by their terms, subject to shareholder approval. Accordingly, regardless of the outcome of the advisory vote, if the Offer Closing occurs our named executive officers will be entitled to receive the compensation that is based on or otherwise relates to the Offer and the transactions in accordance with the terms and conditions applicable to those payments.

Adoption of the Non-Binding Vote on Executive Compensation Proposal requires the affirmative vote of an absolute majority of votes cast at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote “FOR” the Non-Binding Vote on Executive Compensation Proposal as set forth in this Item 14.

THE OFFER AND THE OTHER TRANSACTIONS CONTEMPLATED

BY THE PURCHASE AGREEMENT

This discussion of the terms and conditions set forth in an Offer to Purchase, dated December 13, 2019 (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in the related Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal” and, together with the Offer to Purchase, the “Offer”) and the other transactions contemplated by a Purchase Agreement, dated as of November 4, 2019 (as it may be amended from time to time, the “Purchase Agreement”) is qualified in its entirety by reference to the Purchase Agreement, which is attached to this proxy statement as Annex A, and which is incorporated into this proxy statement by reference. You should read the entire Purchase Agreement carefully as it is the legal document that governs the transactions.

Parties Involved in the Offer and the Other Transactions Contemplated by the Purchase Agreement

Wright Medical Group N.V.

Wright Medical Group N.V. is a public limited liability company (naamloze vennootschap) organized under the laws of the Netherlands. Wright is a global medical device company focused on extremities and biologics. Wright has an official registered office and principal executive offices located at Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands, telephone number +31 20 521 4777. The ordinary shares, par value €0.03 per share, of Wright (the “Shares”), are traded on the Nasdaq Global Select Market (“Nasdaq“) under the symbol “WMGI.”

Stryker Corporation

Stryker Corporation (“Stryker”) is a Michigan corporation. Stryker is one of the world’s leading medical technology companies and, together with its customers, is driven to make healthcare better. Stryker offers innovative products and services in orthopaedics, medical and surgical, and neurotechnology and spine that help improve patient and hospital outcomes. Stryker’s common stock is traded on the New York Stock Exchange under the symbol “SYK.”

Stryker B.V.

Stryker B.V. (“Purchaser”) is a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized under the laws of the Netherlands. Purchaser was formed for the purpose of negotiating the Purchase Agreement and structuring and effecting the transactions contemplated thereby, including the Offer and the Post-Offer Reorganization (as defined below). Purchaser is a direct, wholly-owned subsidiary of Stryker Delaware, Inc., a Delaware corporation (“Stryker Delaware”).

Stryker Delaware, Inc.

Stryker Delaware is a Delaware corporation. Stryker Delaware was formed for the purpose of structuring and effecting the transactions contemplated by the Purchase Agreement, including the Offer and the Post-Offer Reorganization (as defined below). Stryker Delaware is a direct, wholly-owned subsidiary of Stryker.

The address of Stryker’s and Stryker Delaware’s principal executive offices is 2825 Airview Boulevard, Kalamazoo, Michigan, USA, and the telephone number at such address is +1 (269) 385-2600. The address of Purchaser’s principal executive offices is Herikerbergweg 145, Mercurius Building, 2nd floor, 1101 CN, Amsterdam, the Netherlands, and the telephone number at such address is +31 20 808 3777.

Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement

The Offer was commenced on December 13, 2019, pursuant to the Offer to Purchase, upon the terms and subject to the conditions set forth in the Purchase Agreement. Unless the Offer is earlier terminated, the Offer will expire at 9:00 a.m., New York City time, on February 27, 2020 (the “Expiration Time,” unless the Offer is extended in accordance with the Purchase Agreement, in which event “Expiration Time” will mean the latest time and date at which the Offer, as so extended by Purchaser, will expire).

Purchaser may extend the Offer to such other date and time as may be agreed in writing by Wright and Stryker, and will extend the Offer for the minimum period required by applicable law, rule, regulation, interpretation or position of the United States Securities and Exchange Commission (the “SEC”) or the rules of Nasdaq. Purchaser will also extend the Offer on one or more occasions in consecutive periods of up to 10 business days each if, at the then-scheduled Expiration Time, any condition to the Offer has not been satisfied or waived, in order to permit satisfaction of such condition, or for periods of up to 20 business days in case of the Regulatory Clearance Condition (as defined below) if such condition is not reasonably likely to be satisfied within such 10 business-day extension period. Purchaser may, but will not be required to, extend the Offer (a) on more than two occasions in consecutive periods of 10 business days each, if the only remaining unsatisfied condition to the Offer is the Minimum Condition (as defined below) and (b) to the business day immediately following the date that is one month after the date of the Extraordinary General Meeting (as defined below) or subsequent extraordinary general meeting at which the Merger Resolutions (as defined below) are approved. Purchaser is not required to, and cannot without the consent of Wright, extend the Offer beyond November 4, 2020 (subject to automatic extension to February 4, 2021 if, at such earlier date, all conditions to the closing of the Offer have been satisfied or waived, other than the Regulatory Clearance Condition (as defined below) and the Minimum Condition (as defined below)).

The Purchase Agreement provides, among other things, that, subject to the terms and conditions set forth therein, Purchaser will (and Stryker will cause Purchaser to), (a) at or as promptly as practicable following the Expiration Time (but in any event within two business days thereafter), accept for payment (the time of acceptance for payment, the “Acceptance Time”) and (b) at or as promptly as practicable following the Acceptance Time (but in any event within two business days (calculated as set forth in Rule 14d-1(g)(3) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) thereafter), pay for all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Acceptance Time (such time of payment, the “Offer Closing”). It is expected that following the Offer Closing, the listing of the Shares on Nasdaq will be terminated, Wright will no longer be a publicly traded company and the Shares will be deregistered under the Exchange Act, resulting in the cessation of Wright’s reporting obligations with respect to the Shares with the SEC.

Following the Acceptance Time, except as described below, Purchaser will (and Stryker will cause Purchaser to) provide for a subsequent offering period of at least 10 business days in accordance with Rule 14d-11 promulgated under the Exchange Act and in accordance with the Purchase Agreement (the “Subsequent Offering Period”). In the event that prior to the expiration of any such Subsequent Offering Period, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Asset Sale, Purchaser will (and Stryker will cause Purchaser to) extend the Subsequent Offering Period for at least five business days to permit any remaining minority shareholders to tender their Shares in exchange for $30.75 per Share, without interest and less applicable withholding taxes, to the holders thereof, payable in cash (the “Offer Consideration”) (such extension, the “Minority Exit Offering Period”). In the event that promptly following the Expiration Time, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Mergers (as defined below), Purchaser will not be required to provide either a Subsequent Offering Period or Minority Exit Offering Period, but may do so if Purchaser chooses. Under no circumstance will interest be paid on the Offer Consideration paid pursuant to the Offer, regardless of any extension of the Offer, any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period) or any delay in making payment for Shares.

Following the later of the Offer Closing and the closing of any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period), Stryker or Purchaser intend to effectuate or cause to be effectuated a corporate reorganization of or involving Wright and its subsidiaries (the “Post-Offer

Reorganization”). The Post-Offer Reorganization will utilize processes available to Purchaser under Dutch and other applicable law aimed at strengthening Stryker’s direct or indirect control over Wright or its assets and business operations. More specifically, the Asset Sale (as defined below) and Liquidation (as defined below), the Mergers (as defined below) and the Compulsory Acquisition (as defined below) would ensure that Purchaser or one of its affiliates becomes the owner of all or substantially all of Wright’s business operations from and after the consummation of such Post-Offer Reorganization. In the event the Asset Sale and Liquidation, the Mergers or the Compulsory Acquisition (as defined below) are consummated, Wright will either be liquidated, disappear or become wholly owned by Purchaser.

In the event that the Asset Sale and Liquidation is implemented, which is subject to (a) the approval of the Asset Sale Resolutions by Wright shareholders at the extraordinary general meeting of Wright to be held on [●], 2020 at Prins Bernhardplein 200, 1097 JB Amsterdam, The Netherlands, at [●], local time (the “Extraordinary General Meeting” (or any subsequent extraordinary general meeting) and (b) the Acceptance Time having occurred and the number of Shares validly tendered pursuant to the Offer and not properly withdrawn (including Shares tendered during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period), together with the Shares owned by Stryker or its wholly-owned subsidiaries, representing at least 80% of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal) (the “Reorganization Threshold”), any Wright shareholders who did not tender their Shares pursuant to the Offer (including during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) will receive for each Share held immediately prior to completion of the Asset Sale cash in an amount equal to the Offer Consideration, without interest and less applicable withholding taxes. Upon consummation of the Asset Sale: (a) Wright will hold only the cash received in the Asset Sale and certain other immaterial assets and liabilities; (b) Purchaser (or an affiliate of Purchaser) will (i) own all of Wright’s business operations and (ii) be the principal shareholder in Wright; and (c) the non-tendering Wright shareholders will continue to own Shares representing, in the aggregate, a minority of the Shares then outstanding. As soon as practicable following consummation of the sale, transfer and assumption of the business of Wright, including substantially all of the assets and liabilities of Wright, to or by Purchaser (or an affiliate of Purchaser) (the “Asset Sale”), the liquidator of Wright would then complete the liquidation and dissolution of Wright (the “Liquidation”) in accordance with applicable Dutch procedures, with Purchaser (or an affiliate of Purchaser) providing certain funds and indemnities to enable the liquidator to make an immediate advance liquidation distribution (the “Second Step Distribution”) to a settlement agent on behalf of each non-tendering Wright shareholder of an amount in cash for each Share held immediately prior to the completion of the Asset Sale equal to the Offer Consideration, without interest and less applicable withholding taxes, for each Share then owned by such non-tendering Wright shareholder. No compensation will be paid to non-tendering Wright shareholders for any administrative costs charged by banks in relation to the transfer of the Second Step Distribution to their bank account or otherwise.

In the event that the Mergers are implemented, which is subject to (a) the approval of the Merger Resolutions by Wright shareholders at the Extraordinary General Meeting (or any subsequent extraordinary general meeting) and (b) the Acceptance Time having occurred and the Reorganization Threshold having been achieved, Wright and Purchaser will complete a series of mergers whereby (i) Wright will merge with and into a Luxembourg société anonyme that is a direct, wholly-owned subsidiary of Wright (“Wright Luxembourg”) with Wright Luxembourg surviving the merger (the “First-Step Merger”), (ii) Wright Luxembourg will merge with and into a Bermuda exempted company that is a direct, wholly-owned subsidiary of Wright Luxembourg (“Wright Bermuda”) with Wright Bermuda surviving the merger (the “Second-Step Merger”) and (iii) a Bermuda exempted company formed by Stryker as a wholly-owned subsidiary of Purchaser will merge with and into Wright Bermuda with Wright Bermuda surviving the merger (the “Third-Step Merger” and, together with the First-Step Merger and the Second-Step Merger, the “Mergers”). Upon completion of the Mergers, any Wright shareholders who did not tender their Shares pursuant to the Offer will no longer have any equity interest in the surviving entities from such Mergers and will ultimately receive, for each Share held immediately prior to the completion of the First Step Merger, cash in an amount equal to the Offer Consideration. Such amount would be without interest and less applicable withholding taxes. Stryker and Purchaser have no current intention to require the deduction and withholding of any amounts under any tax law in respect of any amounts payable upon completion of the Mergers to any Wright shareholders who did not tender their Shares pursuant to the Offer and who do not exercise any Merger Withdrawal Right (as defined below), but such tax deduction and withholding will take place to the extent required under applicable tax law. In the event that a Wright shareholder exercises a Merger Withdrawal Right, then any cash compensation paid to such withdrawing Wright shareholder will be subject to Dutch dividend withholding tax (dividendbelasting) at the statutory rate of 15% to the extent that the amount of the cash compensation exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes (which amount may be subject to an advance tax clearance by the Dutch tax authorities on the amount of paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes) subject to any exemption, reduction or refund that may be available to such withdrawing Wright shareholder. As a result, the net amount received by such withdrawing Wright shareholder may be lower than the amount that they would have received had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period).

Upon completion of the Mergers, Wright will be an indirect, wholly-owned subsidiary of Stryker. No compensation will be paid to non-tendering Wright shareholders for any administrative costs charged by banks in relation to the transfer of the cash proceeds of the Third-Step Merger to their bank account or otherwise.

In the event that a compulsory acquisition procedure (uitkoopprocedure) of non-tendered Shares as provided by Dutch law (the “Compulsory Acquisition”) is permissible under applicable law and implemented, then Shares held by non-tendering Wright shareholders will be acquired in accordance with Section 2:92a or Section 2:201a of the Dutch Civil Code. In that circumstance, the Enterprise Chamber (Ondernemingskamer) of the Amsterdam Court of Appeals (Gerechtshof Amsterdam) (the “Dutch Court”) will determine the price to be paid for the non-tendered Shares. The Dutch Court has sole discretion to determine such price, and the Dutch Court will select a reference date on which to value the Shares for purposes of determining such price (the “Reference Date”). If the Compulsory Acquisition is commenced shortly following the Offer Closing and at the Offer Closing the Purchaser and its affiliates hold 95% of Wright’s issued and outstanding capital (geplaatst en uitstaand kapitaal) (the “Compulsory Acquisition Threshold”), it is expected that the Reference Date will be the date of the Offer Closing and that the per Share price paid in the Compulsory Acquisition will be equal to the Offer Consideration. If Purchaser has not achieved the Compulsory Acquisition Threshold at the time of the Offer Closing but does so shortly afterwards and then commences the Compulsory Acquisition, the Dutch Court will generally use as a Reference Date the earlier of (i) the date on which Purchaser demonstrates it has achieved the Compulsory Acquisition Threshold and (ii) the date on which the Dutch Court renders an interim judgment preliminarily allowing the claim for the Compulsory Acquisition. The Share price determined by the Dutch Court may be greater than, equal to or less than the Offer Consideration. Such price will be increased by Dutch Statutory Interest accrued at the rate applicable in the Netherlands (currently 2% per annum) from the Reference Date. The end of the period for the calculation of the Dutch Statutory Interest would be the date Purchaser pays for the Shares then owned by the non-tendering Wright shareholders (whether directly or through a payment made to the relevant governmental authority in the Netherlands). Upon execution (tenuitvoerlegging) of the Dutch Court’s ruling in the Compulsory Acquisition, each non-tendering Wright shareholder will receive the per Share price determined by the Dutch Court and Purchaser will become the sole shareholder of Wright. If payment by Purchaser is made to the relevant governmental authority in the Netherlands, rather than directly to non-tendering Wright shareholders, such shareholders may only seek their consideration directly from such governmental authority in the Netherlands. Upon completion of the Compulsory Acquisition, Wright will be an indirect, wholly-owned subsidiary of Stryker. No compensation will be paid to non-tendering Wright shareholders for any administrative costs charged by banks in relation to the transfer of the cash proceeds of the Compulsory Acquisition to their bank account or otherwise.

The applicable withholding taxes and other taxes, if any, imposed on non-tendering Wright shareholders in respect of any Post-Offer Reorganization may be different from, and greater than, the taxes imposed upon such Wright shareholders had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period).

It is possible that Purchaser may not be able to, or may elect not to, implement any proposed Post-Offer Reorganization after the consummation of the Offer, or that such Post-Offer Reorganization may be delayed or unable to be completed. Any Post-Offer Reorganization could be the subject of litigation, and a court could delay the Post-Offer Reorganization or prohibit it from occurring on the terms described in the Offer to Purchase, or from occurring at all. Moreover, even if Purchaser is able to effect any proposed Post-Offer Reorganization, the consideration that Wright shareholders receive therefrom may be different than the consideration that they would have received had they tendered their Shares in the Offer (and they may also be subject to increased or additional taxes).

Following completion of the Offer, the Board of Directors (bestuur) of Wright (the “Wright Board”) will be comprised of seven directors, at least five of whom have been designated in writing by Stryker and Purchaser and who are Spencer S. Stiles, William E. Berry, Jr., Dean H. Bergy, Jeanne M. Blondia and David G. Furgason, and at least two of whom are current non-executive directors of Wright designated by Wright and Purchaser by mutual written agreement and who will at all times be independent from Stryker and Purchaser and qualify as independent under the Dutch Corporate Governance Code 2008 (the “Independent Directors”), and who are [●] and [●].

The two Independent Directors will, in accordance with Dutch practice, look after the corporate interest of Wright and the interests of all stakeholders of Wright, including the interests of any non-tendering shareholders of Wright.

Each Independent Director will resign from the Wright Board upon the earliest of (a) such time after the Acceptance Time as Purchaser and its affiliates, in the aggregate, own 100% of the issued and outstanding Shares, including pursuant to the Mergers and (b) the Second Step Distribution having been made and the Liquidation having been completed.

The affirmative vote of the Independent Directors will be required for approving (a) any restructuring that would reasonably be expected to lead to a dilution of the shareholdings of the non-tendering Wright shareholders, other than (i) pursuant to a rights issue by Wright or any other share issue where the non-tendering Wright shareholders have been offered an opportunity to subscribe pro rata to their then existing shareholding in Wright (voorkeursrecht), (ii) the Asset Sale, the Liquidation and the Second Step Distribution, (iii) the Mergers or (iv) the Compulsory Acquisition and (b) any other form of unequal treatment that prejudices or would reasonably be expected to prejudice or negatively affect the value of the Shares or voting rights attached to the Shares held by the non-tendering Wright shareholders, but in any event not including (i) the Asset Sale, the Liquidation and the Second Step Distribution, (ii) the Mergers or (iii) the Compulsory Acquisition.

The Offer is conditioned upon, among other things, (a) the Purchase Agreement not having been terminated pursuant to its terms and (b) the satisfaction or waiver (to the extent permitted by the Purchase Agreement and applicable law) of the following as of the scheduled Expiration Time: (i) the Minimum Condition; (ii) the Regulatory Clearance Condition; (iii) the Legal Restraints Condition; (iv) the Governance Resolutions Condition; and (v) the Material Adverse Effect Condition, each as defined below.

The “Minimum Condition” requires that there have been validly tendered pursuant to the Offer, and not properly withdrawn, a number of Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee prior to the Expiration Time) that, together with the Shares then owned by Stryker or its wholly-owned subsidiaries, represents at least 95% of Wright’s issued and outstanding share capital (geplaatst en uitstaand kapitaal) immediately prior to the Expiration Time, provided that, Purchaser may, in its sole discretion, reduce the required threshold to a percentage not less than 80%, provided, further, that if, prior to the Expiration Time, the Asset Sale Resolutions, the Merger Resolutions and the Demerger Resolution are adopted at the Extraordinary General Meeting or any subsequent extraordinary general meeting, the required threshold will be reduced to 80%.

The “Regulatory Clearance Condition” requires the expiration or termination of any applicable waiting period (and extensions thereof) under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and certain other applicable regulatory or antitrust laws, and the receipt of any relevant approvals, consents or waivers obtained pursuant to such laws, which, in each case, do not impose a condition or require a remedy that Stryker is not required to accept or agree to under the terms of the Purchase Agreement.

The “Legal Restraints Condition” requires that there is no law, regulation, judgment, injunction, order, decree or ruling (whether temporary, preliminary or permanent) entered, enacted, promulgated, enforced or issued by any court or other governmental body of competent jurisdiction in effect that prohibits, renders illegal or enjoins, the consummation of the Offer, the Asset Sale, the Compulsory Acquisition, the Liquidation, the Second Step Distribution, the Mergers or the other transactions contemplated by the Purchase Agreement or that imposes a condition or requires a remedy that Stryker is not required to accept or agree to under the terms of the Purchase Agreement.

The “Governance Resolutions Condition” requires that, at the Extraordinary General Meeting or a subsequent extraordinary general meeting, Wright shareholders have adopted the Governance Resolutions.

The “Material Adverse Effect Condition” requires that no change, effect, event, inaccuracy, occurrence or other matter has occurred following the date of the Purchase Agreement that has had, or would reasonably be expected to have, individually or in the aggregate, a Wright Material Adverse Effect (as defined in the Purchase Agreement).

The Offer is not subject to a financing condition but is subject to other conditions as described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Certain Effects of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48.

Effect on Wright if the Offer is Not Completed

If the Offer is not completed, Wright shareholders will not receive the Offer Consideration pursuant to the Offer and the Extraordinary General Meeting Proposals will have no effect. Instead, Wright would remain an independent public company, your Shares would continue to be listed and traded on Nasdaq and registered under the Exchange Act and Wright would continue to file periodic reports with the SEC.

In the event of certain terminations of the Purchase Agreement, Wright will be required to pay Stryker a termination fee in an amount equal to $150 million as described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Termination Fee,” beginning on page 99.

Offer Consideration

If you tender your Shares in the Offer, upon completion of the Offer, you will be entitled to receive the Offer Consideration of $30.75 per Share, without interest and less applicable withholding taxes, payable in cash, upon the terms and subject to the conditions set forth in the Purchase Agreement and the Offer to Purchase. For example, if you own 100 Shares, you will receive $3,075 in cash in exchange for your Shares, without interest and less applicable withholding taxes, upon the terms and subject to the conditions set forth in the Purchase Agreement and the Offer to Purchase. If you are the record owner of your Shares and you tender your Shares directly to American Stock Transfer & Trust Company, LLC (the “Depositary”), you will not have to pay brokerage fees, commissions, or similar expenses. If you own your Shares through a broker, dealer, commercial bank, trust company, or other nominee and your broker, dealer, commercial bank, trust company, or other nominee tenders your Shares on your behalf, your broker, dealer, commercial bank, trust company, or nominee may charge you a fee for doing so. You should consult your broker, dealer, commercial bank, trust company, or nominee to determine whether any charges will apply.

Background of the Offer

The following chronology summarizes the key contacts and events between representatives of Wright and representatives of Stryker, and between representatives of Wright and representatives of other potential parties to a strategic transaction during the period preceding the signing of the Purchase Agreement. The following description does not purport to catalogue every conversation among representatives of Wright, Stryker or other third parties. For a review of Stryker’s additional key activities that led to the signing of the Purchase Agreement, please refer to the Schedule TO and Offer to Purchase.

The Wright Board, along with Wright’s management, regularly reviews Wright’s operations, financial condition and performance, capital structure, and long-term strategic plans. As part of this ongoing review, the Wright Board has regularly considered a variety of options to maximize shareholder value and benefit other stakeholders of Wright, including acquisitions, dispositions, and other financial and strategic alternatives, considering, in each instance, Wright’s business strategy, changes in the industry in which Wright operates, and execution risks.

On March 22, 2019, Robert J. Palmisano, Wright’s President and Chief Executive Officer, met with the Chief Executive Officer of a large medical device company, which we refer to as Party A. During the meeting, the Chief Executive Officer of Party A stated that Party A was interested in a potential strategic transaction with Wright, but did not propose a price, structure or other terms of a potential transaction. Following the meeting, the Chief Executive Officer of Party A sent a message to Mr. Palmisano emphasizing Party A’s interest in Wright.

On March 24, 2019, Mr. Palmisano and Lance A. Berry, Wright’s Executive Vice President, Chief Financial and Operations Officer, played golf with Kevin A. Lobo, Chairman and Chief Executive Officer of Stryker, and Gordon Van Ummersen, Vice President and General Manager, Extremities of Stryker. During the game, Mr. Lobo stated to Mr. Palmisano that Stryker was evaluating potential business development opportunities and may contact Wright in the summer of 2019 to discuss a potential strategic transaction. Mr. Lobo did not provide any further details about a potential transaction, including price, structure or other terms.

On June 10, 2019, the Chief Executive Officer of Party A contacted Mr. Palmisano to request a meeting to continue the prior discussions about Party A’s interest in Wright.

On June 21, 2019, Mr. Palmisano and Jason D. Asper, Wright’s Senior Vice President, Chief Digital Officer and head of business development, met with the Chief Executive Officer and another representative of Party A. During the meeting, the Chief Executive Officer of Party A expressed interest in acquiring only certain of Wright’s product lines, and explained that Party A would only pursue an acquisition of the entire company if it could first identify a partner that would acquire the portion of Wright’s business that Party A was not prepared to acquire. Additionally, the Chief Executive Officer of Party A noted that Party A would require additional financing to fund an acquisition of all or part of Wright. The parties agreed that they would enter into a confidentiality agreement after which Wright would provide certain non-public information regarding its business to assist Party A’s evaluation of a potential transaction.

On June 26, 2019, Wright and Party A entered into a confidentiality agreement, which did not contain a standstill provision.

On July 16, 2019, Mr. Lobo contacted Mr. Palmisano to propose a meeting to discuss Stryker’s current analysis of Wright. Mr. Lobo stated that he would not be making an offer during the meeting.

On July 26, 2019, the Wright Board held a regularly scheduled, in-person meeting, a portion of which was attended by representatives of Guggenheim Securities, LLC (“Guggenheim Securities”), a financial advisor to Wright. During the meeting, representatives of Guggenheim Securities made a presentation about strategic alternatives for Wright, including a potential sale of Wright, and market conditions. The representatives also responded to questions from the Wright Board about potential business development opportunities.

On July 31, 2019, representatives of a large multinational corporation, which we refer to as Party B, met with Messrs. Palmisano and Berry to discuss potential collaborations. Party B did not express interest in an acquisition of Wright at that time. Between July 31 and September 5, 2019, representatives of Wright and Party B had multiple calls to discuss potential collaborations and to negotiate the terms of a confidentiality agreement that was not ultimately executed.

On August 7, 2019, after the close of trading on Nasdaq, Wright reported its financial results for the quarter ended June 30, 2019, which had not previously been discussed with Stryker, Party A or Party B. On August 8, 2019, Wright’s stock price dropped approximately 21.5%.

Also on August 7, 2019, Wright provided Party A with access to an electronic data room that included limited non-public information about Wright. Between August 7 and September 9, 2019, representatives of Wright had periodic calls with a representative of Party A regarding diligence.

On August 12, 2019, Mr. Palmisano and Mr. Lobo held a breakfast meeting. During the meeting, Mr. Lobo confirmed his earlier statement that Stryker would not make an offer to acquire Wright at that time and noted Stryker’s concerns about Wright’s financial performance and projections. Mr. Palmisano suggested that a meeting between the companies’ respective chief financial officers could help Stryker better understand Wright’s longer-term financial outlook. Later that day, Mr. Palmisano updated Mr. Berry about the meeting with Mr. Lobo, explaining that Stryker was not interested in acquiring Wright at that time, but that Mr. Lobo had agreed that a meeting between Mr. Berry and Glenn Boehnlein, Stryker’s Chief Financial Officer, might be useful.

On August 16, 2019, the Chief Executive Officer of a multinational medical device company, which we refer to as Party C, placed an unsolicited call to Mr. Palmisano to propose a meeting the following week to discuss their respective businesses and the industry. Party C’s Chief Executive Officer did not mention a potential transaction during the call.

On August 22, 2019, Mr. Palmisano and the Chief Executive Officer of Party C met for dinner. During the meeting, the Chief Executive Officer of Party C informed Mr. Palmisano that Party C had completed significant diligence on Wright based on public information and was interested in acquiring Wright. He did not propose a price or other terms for a transaction. They agreed to set up a meeting between certain members of Wright’s and Party C’s respective management teams so that Party C could learn more about Wright.

On August 30, 2019, in anticipation of a meeting among certain members of their management teams, Wright and Party C entered into a confidentiality agreement, which included a 12-month standstill provision that terminated upon the effectiveness of the Purchase Agreement.

On September 4, 2019, representatives of a large multinational medical device company, which we refer to as Party D, expressed interest in meeting with representatives of Wright at the American Orthopaedic Foot & Ankle Society’s annual meeting in Chicago, Illinois in September 2019 to discuss potential business development opportunities. A meeting was tentatively scheduled but never took place.

On September 5, 2019, the Wright Board held a telephonic meeting that was attended by members of Wright management. During the meeting, Mr. Palmisano updated the Wright Board about discussions with third parties that had occurred since the July 26, 2019 Wright Board meeting (including the unsolicited call from and follow-up dinner meeting with Party C’s Chief Executive Officer), and the members of the Wright Board and management discussed the upcoming meeting with Party C.

On September 6, 2019, Messrs. Palmisano, Berry and Asper held an in-person meeting with the Chief Executive Officer and other representatives of Party C in Boston, Massachusetts. During the meeting, Wright’s management presented about Wright and responded to diligence questions from Party C. The representatives of Party C confirmed Party C’s interest in acquiring Wright and stated that it would soon submit a written proposal.

On September 9, 2019, Messrs. Berry and Asper, attended a previously scheduled dinner meeting with Mr. Boehnlein and Katherine Owen, Stryker’s Vice President, Strategy and Investor Relations, during which they discussed Wright’s publicly disclosed financial results and projections.

On September 10, 2019, the Chief Executive Officer of Party C called Mr. Palmisano to confirm Party C’s interest in acquiring Wright and said that Party C would submit a non-binding indication of interest the following day, the key terms of which he summarized.

On September 11, 2019, Party C sent Mr. Palmisano a non-binding indication of interest (the “September 11 Letter”) proposing to acquire Wright for $29.00 per share, 75% of which would be in cash and 25% of which would be in Party C equity. The September 11 Letter also requested an exclusive negotiating period lasting until October 30, 2019 with an automatic extension of 14 days if both parties were working in good faith towards the execution of a definitive transaction agreement.

On September 11, 2019, following receipt of the September 11 Letter, Mr. Palmisano called Mr. Lobo to inform him that Wright had received a written proposal to acquire Wright and suggested that if Stryker was interested in acquiring Wright, it should submit a proposal prior to a September 19, 2019 meeting of the Wright Board. Mr. Lobo told Mr. Palmisano that he appreciated the call but that Stryker remained unlikely to make an offer at this time. Mr. Lobo did, however, commit to discuss a potential transaction internally and respond.

Also on September 11, 2019, following receipt of the September 11 Letter, during a previously scheduled in-person meeting regarding unrelated topics, representatives of Guggenheim Securities, at the direction of Mr. Palmisano, informed Party B that Wright had received an acquisition proposal from a third party. Also at the direction of Mr. Palmisano, the representatives of Guggenheim Securities suggested that Party B submit a proposal prior to the Wright Board’s September 19, 2019 meeting if it was interested in acquiring Wright. Separately, at the direction of Mr. Palmisano, representatives of Guggenheim Securities also contacted representatives of Party D to advise them that Wright had received an acquisition proposal from a third party and provided substantially similar guidance with respect to submitting an acquisition proposal as provided to Party B.

On September 12, 2019, the Wright Board held a telephonic meeting with members of Wright management and representatives of Guggenheim Securities in attendance. During the meeting, Mr. Palmisano advised the Wright Board that the previous day Party C had delivered to Wright a non-binding written proposal to acquire Wright and he summarized its key economic terms. Mr. Palmisano also updated the Wright Board on the status of discussions with other third parties, including his conversation with Mr. Lobo the previous evening and Guggenheim’s conversations with Parties B and D, about which the Guggenheim Securities representatives elaborated. Mr. Palmisano further advised the Wright Board that he had a call scheduled for later that day with the Chief Executive Officer of Party A, during which he intended to deliver substantially the same message he had delivered to Mr. Lobo the previous evening. The Wright Board discussed with Wright management and representatives of Guggenheim Securities the possibility of contacting additional parties to assess their interest in pursuing a transaction with Wright, including the risks and benefits of such outreach, and the probability of success. Following the discussion, the Wright Board directed Mr. Palmisano to inform Party C that the Wright Board was evaluating its proposal and intended to respond following a meeting on September 19, 2019. The Guggenheim Securities representatives then outlined a proposed bidding process in the event any parties in addition to Party C expressed an interest in acquiring Wright. The Guggenheim representatives then departed the meeting. After the representatives of Guggenheim Securities departed the meeting, the Wright Board discussed formally engaging Guggenheim Securities as a financial advisor to Wright. The Wright Board noted Guggenheim Securities’ existing relationship with Wright and its extensive experience with medical device companies and mergers and acquisitions, and noted Guggenheim Securities’ report of past work for, and other relationships with, Wright and potential counterparties. After discussion, the Wright Board authorized management to negotiate and execute an engagement letter with Guggenheim Securities.

On September 12, 2019, following the Wright Board meeting, at the request of the Wright Board, Mr. Palmisano sent an email to the Chief Executive Officer of Party C to inform him that the Wright Board had reviewed the September 11 Letter and intended to discuss it further on September 19, 2019 after which Mr. Palmisano would provide a more complete response.

Also on September 12, 2019, following the Wright Board meeting, Mr. Palmisano spoke with the Chief Executive Officer of Party A and delivered the message Mr. Palmisano described during the Wright Board meeting.

On September 18, 2019, Mr. Lobo called Mr. Palmisano and informed him that after internal deliberations, Stryker proposed to acquire Wright for $30.00 per share in cash, but Mr. Lobo did not propose additional terms for a potential transaction. That same day, Party A informed Guggenheim Securities that it would not be able to submit a proposal to acquire Wright without a partner, and Party B and Party D each informed Guggenheim Securities that it would not submit a proposal at this time.

On September 19, 2019, the Wright Board held a telephonic meeting attended by members of Wright management and representatives of Guggenheim Securities. During the meeting, Mr. Palmisano and representatives of Guggenheim Securities reported on their recent interactions with potential counterparties, including Stryker’s proposal and the decisions of Party A, Party B and Party D not to make proposals at this time. The Wright Board discussed the status of the transaction process and, following discussion, the Wright Board determined to continue discussions with Stryker and Party C and instructed management to make non-public information about Wright available to those parties following execution of an appropriate confidentiality agreement by Stryker.

On September 22, 2019, Wright and Stryker entered into a confidentiality agreement, which included a 12-month standstill provision.

On September 24, 2019, Wright provided Stryker and Party C access to an electronic data room that included non-public information about Wright. Between September 24, 2019 and October 18, 2019, representatives of Wright held separate in-person diligence meetings and calls with representatives of Stryker and Party C regarding various aspects of Wright’s business. Wright and its representatives also hosted visits at certain of its facilities, and responded to extensive diligence requests, from representatives of Stryker and Party C.

On September 25, 2019, Wright sent letters to Stryker and Party C outlining Wright’s process for evaluating a potential transaction, including that final price proposals would be due on October 24, 2019.

On each of September 27, 2019 and October 3, 2019, representatives of Ropes & Gray LLP (“Ropes & Gray”), outside counsel to Wright, and Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), outside counsel to Stryker, held telephonic meetings to discuss the structure of a potential transaction.

On October 3, 2019, Wright entered into an engagement letter with Guggenheim Securities.

Between October 7 and 9, 2019, representatives of Wright met separately with representatives of Stryker and Party C in Boston, Massachusetts to make presentations about Wright and to hold diligence sessions focused on specific functional areas of Wright.

On October 8, 2019, Ropes & Gray distributed a draft purchase agreement to Stryker and Party C. The draft agreement included, among other things, a termination fee payable by Wright in certain circumstances equal to 1% of Wright’s equity value and a commitment by the acquiror to take all actions necessary to obtain regulatory clearances for the transaction.

On October 18, 2019, the Wright Board held a telephonic meeting with Wright management and representatives of Guggenheim Securities and Ropes & Gray in attendance. Mr. Palmisano provided an update on the status of the diligence process, summarized recent interactions with the potential counterparties and previewed the next steps of the process, including the anticipated receipt of draft purchase agreements and financial proposals from Stryker and Party C the following week.

On October 20, 2019, a representative of Party C called Mr. Palmisano to notify him of an announcement Party C would make the following day. Following that announcement on October 21, 2019, the Chairman of Party C’s Board of Directors called Mr. Palmisano to inform him that, although Party C remained interested in a potential transaction, in light of its announcement, it would be a challenge for Party C to submit a proposal to acquire Wright on the schedule proposed by Wright. The Chairman of Party C’s Board of Directors did not indicate that Party C would not submit a proposal and said that Party C would contact Wright with an update later in the week.

On October 21, 2019, Skadden, on behalf of Stryker, sent Ropes & Gray a revised draft of the purchase agreement. The revised draft purchase agreement provided, among other things, that under certain circumstances Wright would owe Stryker a termination fee equal to 4.0% of the equity value of the transaction (including all amounts payable with respect to Wright’s convertible notes), that the Wright Board would only be permitted to accept an alternative acquisition proposal if such proposal was for a cash amount at least 10% greater than the value of the consideration offered by Stryker, and that Stryker’s obligation to divest assets in order to obtain regulatory clearances would be limited to divestitures of total ankle replacement products and services.

On October 22, 2019, a representative of Wright sent an email to representatives of Stryker indicating certain key changes in the proposed purchase agreement submitted by Stryker were not acceptable to Wright, including the amount of the termination fee, the incremental cash amount required for an alternative proposal to be deemed a superior proposal that Wright could accept, and Stryker’s limited commitment to divest assets in order to obtain regulatory approvals.

On October 23, 2019, a financial advisor who Wright had engaged in the past contacted Mr. Berry to advise him that a medical device company, which we refer to as Party E, was interested in exploring a potential merger of equals between Wright and Party E. No specific terms of a potential transaction were proposed.

On October 24, 2019, Stryker submitted a written proposal to acquire Wright for $30.25 per share in cash. Following the submission, a representative of Stryker called Mr. Palmisano to discuss the proposal. Mr. Palmisano expressed disappointment with Stryker’s proposed price and proposed a price of $32.00 per share. The representative of Stryker agreed to discuss the matter internally. Later that day, the same representative of Stryker called Mr. Palmisano again and said Stryker would increase its proposed purchase price to $30.50 per share in cash. Mr. Palmisano responded on the call with a proposal of $31.00 per share, which the representative of Stryker also agreed to discuss internally.

Also on October 24, 2019, a representative of Party C’s financial advisor notified Wright that Party C would not submit a proposal to acquire Wright on that day.

On October 25, 2019, the Wright Board held a regularly scheduled, in-person meeting, a portion of which was attended by members of Wright management and representatives of Ropes & Gray, Guggenheim Securities, and J.P. Morgan Securities LLC (“J.P. Morgan”), a financial advisor to Wright. During the meeting, Mr. Palmisano provided an update on recent interactions with Stryker and Party C, and a representative of Guggenheim Securities reported on its discussions with Party C’s financial advisor. Both Wright management and the representatives of Guggenheim Securities shared their views that, in light of its October 21 announcement, Party C was unlikely to make a proposal in the near-term. A representative of Ropes & Gray outlined the Wright Board’s fiduciary duties in considering a sale of Wright and noted that no director had identified any potential conflicts with Stryker or Party C, including through ownership of securities, employment or consulting arrangements, or personal or family relationships. The representative of Ropes & Gray also noted that Guggenheim Securities and J.P. Morgan had each provided the Wright Board with information regarding their prior work for Wright, Stryker and Party C, and J.P. Morgan also had provided information regarding an affiliate of J.P. Morgan being a counterparty to certain of Wright’s convertible note hedging arrangements. The representative of Ropes & Gray summarized the key terms of the draft purchase agreement received from Stryker and a representative of Guggenheim Securities provided its preliminary financial analysis of the proposed transaction with Stryker. During the presentations, the Wright Board asked questions and discussed the proposed transaction, as well as potential alternative courses of action, including continuing as an independent company, and the potential risks and benefits of each option. Following the discussion, the Wright Board instructed management and Wright’s advisors to seek to increase the price proposed by Stryker and to negotiate a higher level of closing certainty in the purchase agreement.

During the Wright Board meeting, Mr. Palmisano received a phone call from Mr. Lobo during which Mr. Lobo agreed to increase Stryker’s proposal to $30.75 in cash, but stated Stryker was unwilling to increase the proposed price further. Mr. Palmisano agreed to discuss this with the Wright Board and reiterated that closing certainty was a critical issue for Wright. Later in the meeting, Mr. Palmisano received a phone call from the Chairman of Party C’s Board of Directors who advised Mr. Palmisano that, while Party C remained interested in a potential transaction with Wright, it would likely not be in a position to pursue a transaction with Wright until February 2020 at the earliest.

Between October 25, 2019 and November 3, 2019, representatives of Wright and Stryker, together with Ropes & Gray and Skadden, at the direction of their respective clients, negotiated the terms of the purchase agreement. Among the key areas of negotiation were Stryker’s commitment to divest assets in order to obtain regulatory clearances; the material adverse effect definition; the Wright Board’s ability to accept a superior proposal and to change its recommendation, including whether a competing proposal must be for all cash consideration and at least a certain amount greater than Stryker’s proposed price; and the size of the termination fee.

On October 25, 2019, the financial advisor who had called about Party E again contacted Mr. Berry to discuss a potential merger of equals between Wright and Party E, but did not provide more specific details about the potential transaction.

On October 31, 2019, the Wright Board held a telephonic meeting attended by members of Wright management. Mr. Palmisano provided an update on the status of contract negotiations with Stryker.

On Friday November 1, 2019, after the close of trading on Nasdaq, Bloomberg reported that Wright was exploring a sale.

On November 2, 2019, Party E sent Mr. Palmisano and the Chairman of the Wright Board a non-binding proposal to acquire Wright for $30.00 per share, 40% of which would be cash and 60% of which would be Party E equity. The proposal was subject to diligence and indicated that Party E intended to issue debt and new equity to fund the cash portion of the purchase price but had not yet secured commitments from potential financing sources. The same day, a representative of Party E called the Chairman of the Wright Board to deliver the proposal orally.

On November 3, 2019, the Wright Board held a telephonic meeting, which was attended by members of Wright management and representatives of Guggenheim Securities, J.P. Morgan and Ropes & Gray. Mr. Palmisano summarized the status of discussions with Stryker and developments since the Wright Board’s meeting on October 31, 2019. A representative of Ropes & Gray then outlined the Wright Board’s fiduciary duties. The Wright Board discussed Party C’s indication that it would not be able to pursue a transaction until at least February 2020, and Party E’s proposal, which the Wright Board noted (1) contained a nominal price below the all-cash price in Stryker’s proposal, (2) was subject to substantial conditionality, (3) proposed a consideration package substantially weighted towards equity, rather than cash, and (4) indicated that Party E would need at least two additional weeks to complete diligence and negotiate a transaction agreement, during which time Stryker may determine not to pursue the proposed transaction. The representative of Ropes & Gray noted that neither Party C nor Party E would be subject to any standstill restrictions that would preclude a bid if a transaction with Stryker were announced. The representative of Ropes & Gray then summarized the terms of the proposed purchase agreement with Stryker, which had been provided to the Wright Board in advance of the meeting, highlighting, among other things, the proposed $150 million termination fee, the nature of Stryker’s obligations to obtain regulatory approvals, and Wright’s ability to accept superior proposals in certain circumstances. Representatives of Guggenheim Securities reviewed its financial analysis of the Offer Consideration and provided an analysis of the proposal received from Party E, including Guggenheim Securities’ preliminary view of the Party E equity that comprised a substantial portion of the proposal. Following its presentation, Guggenheim Securities rendered an oral opinion, confirmed by delivery of a written opinion dated November 3, 2019, to the Wright Board to the effect that, as of that date and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) was fair, from a financial point of view, to such holders. The Wright Board continued its discussion of the proposed transaction and considered the reasons for and against the transaction described under “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement” on page 60 of this proxy statement. At the conclusion of this discussion, after consideration of the matters presented, the Wright Board unanimously voted to approve the proposed transaction with Stryker. The Wright Board also approved formally engaging J.P. Morgan as a financial advisor. The independent directors then considered the implications of the transaction on certain compensation arrangements between Wright and certain of its executives and employees, and approved such matters.

Following the meeting, also on November 3, 2019, Wright and J.P. Morgan executed an engagement letter in respect of J.P. Morgan’s services to Wright as an additional financial advisor to Wright.

On November 4, prior to the opening of trading on the U.S. stock markets, Wright and Stryker executed and delivered the Purchase Agreement and each party issued a press release announcing the proposed transaction.

Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement

Recommendation of the Wright Board to Approve the Offer and the Transactions Contemplated by the Purchase Agreement

The Wright Board, after considering various factors described below, has unanimously, among other things, (a) determined that the terms of the Purchase Agreement, the Offer, certain transactions contemplated by the Purchase Agreement (including the Asset Sale, the Liquidation and Second Step Distribution and the Mergers) are in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to recommend that Wright’s shareholders tender their Shares into the Offer and approve and adopt the matters to be proposed for consideration and approval by Wright’s shareholders at the Extraordinary General Meeting.

The Wright Board unanimously recommends that you vote (i) “FOR” each of the Governance Resolutions, (ii) “FOR” the Discharge Resolution, (iii) “FOR” each of the Asset Sale Resolutions, (iv) “FOR” each of the Merger Resolutions, (v) “FOR” the Demerger Resolution and (vi) “FOR” the Non-Binding Vote on Executive Compensation Proposal.

Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement

The Wright Board has reviewed and considered the Offer after consultation with members of Wright’s management and financial and legal advisors. After considering its fiduciary duties under applicable law, the Wright Board has unanimously determined that the Offer is in the best interests of Wright, its businesses and its shareholders, employees and other relevant stakeholders.

The Wright Board considered each of the following reasons, among others, when reaching its recommendation that shareholders accept the Offer and tender their Shares to Purchaser:

•

Transaction Financial Terms. The Wright Board considered the relationship of the Offer Consideration to the historical market prices of the Shares, and expectations regarding expected trading prices if Wright remained an independent company. The Wright Board considered that the Offer Consideration of $30.75 per Share, without interest and less applicable withholding taxes, represents a premium of (a) 48% compared to the closing price of the Shares of $20.80 per Share on October 31, 2019 (the last trading day prior to speculation that Wright was exploring a sale), (b) 48% compared to the volume weighted average sales price of the Shares of $20.84 per Share over the 10 days ended October 31, 2019, (c) 50% compared to the volume weighted average sales price of the Shares of $20.49 per Share over the 30 days ended October 31, 2019 and (d) 46% compared to the volume weighted average sales price of the Shares of $21.06 per Share over the 90 days ended October 31, 2019, but a discount of 6% to the 52-week high sales price of the Shares of $32.86 per Share.

•

Wright’s Operating and Financial Condition; Prospects of Wright. The Wright Board considered Wright’s business, financial condition and results of operations, as well as the Management Forecast (as defined below) and its long range-plan. The Wright Board considered, among other factors that the holders of the Shares would continue to be subject to the risks and uncertainties of Wright executing on its operating plan if it remained independent. These risks and uncertainties included risks relating to Wright’s ability to achieve its strategy to become a high-growth, pure-play medical technology company; market acceptance of Wright’s products; Wright’s ability to successfully compete against current or future competitors; the magnitude of potential liabilities related to existing or future product liability claims; the impact of regulatory decisions on Wright’s product candidates and existing products, including recalls; the impact of losing existing or future intellectual property lawsuits, or Wright’s patents or other intellectual property rights failing to protect adequately Wright’s products; and Wright’s ability to service its debt and secure additional financing. The Wright Board also considered other risks and uncertainties discussed in Wright’s filings with the SEC.

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Results of Process Conducted. The Wright Board considered the results of the process that had been conducted by Wright, with the assistance of Wright’s management and advisors, to solicit proposals for alternative transactions, the resulting discussions and negotiations, and the fact that none of these discussions or negotiations resulted in a proposal for a transaction more favorable than the transactions contemplated by the Purchase Agreement.

•	Type of Consideration. The Wright Board considered the cash consideration to be paid to Wright’s shareholders, which will provide liquidity and certainty of value to shareholders.

•

Negotiations with Stryker. The Wright Board considered the enhancements that Wright and its advisors were able to obtain as a result of robust arm’s-length negotiations with Stryker, including the increase in the Offer Price proposed by Stryker from the time of its initial indication of interest to the end of the negotiations. The Wright Board determined that, based on Wright’s negotiations with Stryker, it had received Stryker’s best offer.

•

Ability to Respond to Unsolicited Takeover Proposals and Terminate the Purchase Agreement to Accept a Superior Proposal. The Wright Board considered the provisions in the Purchase Agreement that permit Wright, subject to the terms and conditions of the Purchase Agreement, to provide information to, and engage in negotiations with, a third party that makes an unsolicited proposal, and, subject to payment of a termination fee and the other conditions set forth in the Purchase Agreement, to enter into a transaction with a party that makes a superior proposal.

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Termination Fee Provisions. The Wright Board considered the termination fee provisions of the Purchase Agreement, which require a termination fee of $150 million to be paid to Stryker in the event of certain terminations of the Purchase Agreement, and determined that they are reasonable under the circumstances and likely would not be a significant deterrent to a competing offer that might be superior to the Offer Consideration.

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Conditions to the Consummation of the Offer; Likelihood of Closing. The Wright Board considered the conditions to the Offer reasonable and the consummation of the transactions contemplated by the Purchase Agreement probable. In particular, the Wright Board considered that the consummation of the transactions is not subject to a financing condition and that Stryker agreed to take all actions necessary to obtain any consents, clearances or approvals under the HSR Act (as defined below) and under foreign competition laws (except that Stryker’s obligations to divest assets is limited to total ankle replacement assets and other assets that, individually or in the aggregate, generated less than $25 million of revenue in 2018).

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Opinion of Guggenheim Securities. The Wright Board considered the financial presentation and the opinion, each dated as of November 3, 2019, of Guggenheim Securities to the Wright Board as to the fairness, from a financial point of view and as of the date of the opinion, of the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration), which opinion was based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken as more fully described under the section entitled “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Opinion of Wright’s Financial Advisor to the Wright Board,” beginning on page 62 below.

•

Advice of J.P. Morgan. J.P. Morgan was retained by the Wright Board to act as a financial advisor, and the Wright Board considered J.P. Morgan’s advice regarding the desirability of effecting the transactions under the Purchase Agreement.

•

Ability of Shareholders to Determine Whether to Tender. The Wright Board considered the fact that the Offer is structured as a tender offer, so all shareholders may elect whether to tender their Shares. Furthermore, the Wright Board considered that the Offer could be followed by a Post-Offer Reorganization consisting of, among other potential transactions, the Mergers or the Asset Sale, the Liquidation and the Second Step Distribution, in which case shareholders who do not tender their Shares in the Offer will receive the same cash price payable for the Shares in the Offer, without interest and less applicable withholding taxes, or a Compulsory Acquisition, in which case shareholders who do not tender their Shares in the Offer will receive cash in an amount determined by the Dutch Court.

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Subsequent Offering Period. The Wright Board considered the requirement that, except in the event that promptly following the Expiration Time Purchaser or Stryker publicly announces its intention to effectuate the Mergers, Purchaser commence a subsequent offering period (as it may be further extended under the terms of the Purchase Agreement) after the Acceptance Time, which it considered important because such subsequent offering period would allow non-tendering shareholders of Wright, who may be subject to different and potentially adverse tax treatment on the consideration received in respect of their Shares in connection with the Asset Sale, the Liquidation and the Second Step Distribution, if effectuated (as compared to the Offer), an additional opportunity to tender their Shares into the Offer and avoid any such adverse tax treatment.

•

Post-Offer Reorganization. The Wright Board considered the terms of the Post-Offer Reorganization, including that such transactions were necessary to effect Stryker’s proposal of a transaction for all of the equity of Wright, which Stryker indicated was necessary in order for Stryker and its affiliates to obtain the operational, commercial and financial benefits Stryker anticipated to receive as a result of the transaction. The Wright Board considered the Post-Offer Reorganization desirable, because Stryker had indicated that it would not pursue an acquisition of Wright if it did not have the ability to acquire all of the outstanding Shares or the entire business of Wright and, in the event such transactions are implemented, the holders of the Shares would generally be offered or receive an amount equal to the Offer Consideration and would not be required to hold a potentially illiquid, minority stake in Wright.

•	Other Stakeholder Considerations. The Wright Board considered the opportunity for Wright’s employees in connection with the Offer and other transactions contemplated by the Purchase

Agreement. Wright considered that the Purchase Agreement provides that for the period from Closing through the one year anniversary of Closing, Stryker will cause Wright or its subsidiaries to provide Current Employees with specified compensation and benefits. The Wright Board also considered the treatment of equity awards in connection with the Offer.

The Wright Board also considered Stryker’s leading position as a medical technology company and how the proposed combination of Wright and Stryker offers significant opportunities to advance innovation, improve outcomes and reach more patients, thereby benefitting Wright’s customers, suppliers and employees.

The Wright Board also considered a number of uncertainties and risks in their deliberations concerning the transactions contemplated by the Purchase Agreement, including the following:

•

Restrictions; Termination Fee. The Wright Board considered the restrictions that the Purchase Agreement would impose on Wright actively soliciting competing bids, and the insistence of Stryker as a provision in the Purchase Agreement that Wright would be obligated to pay a termination fee of $150 million following certain terminations of the Purchase Agreement, and the potential effect of such termination fee in deterring other potential bidders from proposing alternative transactions.

•

Failure to Close. The Wright Board considered that Stryker and Purchaser’s obligations to consummate the Offer were subject to conditions, and the possibility that such conditions may not be satisfied, including as a result of events outside of Wright’s control, such as shareholders of Wright failing to tender a number of Shares equal to at least 95% (or to a percentage not less than 80% if elected by Purchaser or if resolutions are adopted by Wright’s shareholders at the Extraordinary General Meeting related to the Extraordinary General Meeting Proposals (as defined below), including the Asset Sale Resolutions, the Merger Resolutions and the Demerger Resolution) of all Shares then outstanding, failure to obtain antitrust approvals or a governmental authority issuing an injunction that would prohibit the transaction. The Wright Board also considered the fact that, if the proposed transactions were not completed, the market’s perception of Wright’s continuing business could potentially result in an adverse impact on Wright’s business and the trading price of the Shares. The Wright Board also considered the fact that, if the Offer was not consummated, Wright’s directors, officers and other employees will have expended extensive time and effort and will have experienced significant distractions from their work during the pendency of the transaction, and Wright will have incurred significant transaction costs, attempting to consummate the transaction.

•

Pre-Closing Covenants. The Wright Board considered that, under the terms of the Purchase Agreement, Wright agreed that it will carry on its business in the ordinary course consistent with past practice and, subject to specified exceptions, will not take a number of actions related to the conduct of its business without the prior written consent of Stryker. The Wright Board further considered that these terms of the Purchase Agreement may limit Wright’s ability to pursue business opportunities that it might otherwise pursue.

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No Future Shareholder Participation in Future Earnings or Growth of Wright as an Independent Company. The Wright Board considered the fact that, following the Offer Closing, Wright will no longer operate as an independent public company, and former shareholders of Wright will not have the opportunity to participate in its future earnings growth and future profits as an independent company.

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Potential Conflicts of Interest. The Wright Board considered the financial interests of certain of the directors of the Wright Board, executive officers and financial advisors in the transactions contemplated by the Purchase Agreement, as described in this proxy statement, and considered whether a potential conflict of interest existed in relation to any of the directors of the Wright Board, executive officers and financial advisors, concluding that this was not the case.

•

Tax Treatment. The Wright Board considered that the receipt of the cash consideration by U.S. holders of Shares in the Offer and the Post-Offer Reorganization will be a taxable transaction for such holders for U.S. federal income tax purposes. The Wright Board also considered the applicable withholding taxes (including Dutch dividend withholding tax (dividendbelasting)) and other taxes, if any, imposed on Wright’s shareholders in respect of the Offer and the Post-Offer Reorganization. Please see Section 5—“Certain Material Tax Consequences” of the Offer to Purchase for a more detailed discussion of certain material U.S. federal income tax consequences and certain material Dutch tax consequences of the Offer and the Post-Offer Reorganization.

The Wright Board believed that, overall, the potential benefits of the Purchase Agreement to Wright, its businesses and its shareholders, employees and other relevant stakeholders outweigh the risks, and that the Purchase Agreement was reasonably likely to represent the most attractive alternative for Wright, its businesses and its shareholders, employees and other relevant stakeholders of Wright. In analyzing the Purchase Agreement and the transactions contemplated thereby, the Wright Board and Wright’s management were assisted and advised by legal counsel and financial advisors.

The foregoing discussion of information and reasons considered by the Wright Board is not intended to be exhaustive. In light of the variety of reasons considered in connection with its evaluation of the Purchase Agreement, including the Offer, the Wright Board did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific reasons considered in reaching its determinations and recommendations. Moreover, each member of the Wright Board applied his or her own personal business judgment to the process and may have given different weight to different reasons.

Change of Recommendation

As described in the section of this proxy statement captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Recommendation of the Wright Board and Reasons for the Offer and the Transactions Contemplated by the Purchase Agreement,” beginning on page 60, and subject to the provisions described below, the Wright Board has made the recommendation that the holders of Wright Shares vote “FOR” each of the Extraordinary General Meeting Proposals. The Purchase Agreement provides that the Wright Board may not effect a change of recommendation except as described below.

Wright has agreed that the Wright Board and each committee thereof will not (a) approve or adopt, or permit Wright or any of its subsidiaries to (and neither Wright nor any of its subsidiaries will) enter into or execute, any binding or non-binding letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to or that would reasonably be expected to lead to (other than a confidentiality agreement pursuant to the non-solicitation covenant) an Acquisition Proposal (an “Alternative Acquisition Agreement”) or publicly propose to take such action or (b) make a Change of Board Recommendation (as defined below).

For purposes of the Purchase Agreement, “Change of Board Recommendation” means:

•	the withdrawal or modification or qualification of the Wright Board Recommendation (as defined below) or any public proposal to withdraw, modify or qualify the Wright Board Recommendation;

•

the approval, authorization or recommendation by the Wright Board or any committee thereof of any Acquisition Proposal or any public proposal by the Wright Board or any committee thereof to approve, authorize or recommend any Acquisition Proposal;

•

the failure to include the Wright Board Recommendation (as defined below) in the Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC by Wright on December 13, 2019 (the “Schedule 14D-9”) or in this proxy statement when disseminated to the holders of Shares;

•

the failure by Wright, within 10 business days of the public announcement of the commencement of a tender or exchange offer for Shares that constitutes an Acquisition Proposal (whether or not a Superior

Proposal (as defined below)) by a person other than Stryker or any of its subsidiaries, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of the Shares reject such Acquisition Proposal and not tender any Shares into such tender or exchange offer; or

•

the failure by the Wright Board to publicly reaffirm the Wright Board Recommendation within 10 business days after receiving a written request from Stryker to provide such public reaffirmation following public disclosure of an Acquisition Proposal (or, if earlier (but still, after a written request delivered by Stryker to Wright at least 48 hours prior to the then-scheduled Expiration Time, or the Extraordinary General Meeting or any subsequent extraordinary general meeting, as applicable), prior to the then-scheduled Expiration Time, or the Extraordinary General Meeting or any subsequent extraordinary general meeting, as applicable), provided, that, Stryker may deliver only one such request with respect to any Acquisition Proposal subject to this clause (it being understood that any change to the financial terms or any other material terms of any such Acquisition Proposal, will constitute a new Acquisition Proposal for this purpose).

Opinion of Wright’s Financial Advisor to the Wright Board

The Wright Board retained Guggenheim Securities as its financial advisor in connection with the potential sale of Wright. In selecting Guggenheim Securities as its financial advisor, the Wright Board considered, among other things, Guggenheim Securities’ existing relationship with Wright and that it is an internationally recognized investment banking, financial advisory and securities firm whose senior professionals have substantial experience advising companies in the medical device industry. Guggenheim Securities, as part of its investment banking, financial advisory and capital markets businesses, is regularly engaged in the valuation and financial assessment of businesses and securities in connection with mergers and acquisitions, recapitalizations, spin-offs/split-offs, restructurings, securities offerings in both the private and public capital markets and valuations for corporate and other purposes.

At the November 3, 2019 meeting of the Wright Board, Guggenheim Securities rendered an oral opinion, which was confirmed by delivery of a written opinion, to the Wright Board to the effect that, as of November 3, 2019 and based on and subject to the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken, the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) was fair, from a financial point of view, to such holders.

This description of Guggenheim Securities’ opinion is qualified in its entirety by the full text of the written opinion, which is attached as Annex B to this proxy statement and which you should read carefully and in its entirety. Guggenheim Securities’ written opinion sets forth the matters considered, the procedures followed, the assumptions made and various limitations of and qualifications to the review undertaken by Guggenheim Securities. Guggenheim Securities’ written opinion, which was authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities, is necessarily based on economic, capital markets and other conditions, and the information made available to Guggenheim Securities, as of the date of such opinion. Guggenheim Securities has no responsibility for updating or revising its opinion based on facts, circumstances or events occurring after the date of the rendering of the opinion.

In reading the discussion of Guggenheim Securities’ opinion set forth below, you should be aware that such opinion (and, as applicable, any materials provided in connection therewith or the summary of Guggenheim Securities’ underlying financial analyses elsewhere in this proxy statement):

•	was provided to the Wright Board (in its capacity as such) for its information and assistance in connection with its evaluation of the Offer Consideration;

•	did not constitute a recommendation to the Wright Board with respect to the transactions contemplated by the Purchase Agreement;

•

does not constitute advice or a recommendation to any holder of Shares as to whether to tender any such shares pursuant to the Offer or how to vote or act in connection with the transactions contemplated by the Purchase Agreement or otherwise;

•

did not address Wright’s underlying business or financial decision to pursue or effect the transactions contemplated by the Purchase Agreement, the relative merits of the transactions contemplated by the Purchase Agreement as compared to any alternative business or financial strategies that might exist for Wright, the effects of any other transaction in which Wright might engage or the financing or funding of the transactions contemplated by the Purchase Agreement by Stryker and Purchaser;

•

addressed only the fairness, from a financial point of view and as of the date of such opinion, of the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (excluding any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) to the extent expressly specified in such opinion;

•

expressed no view or opinion as to (i) any other term, aspect or implication of (a) the transactions contemplated by the Purchase Agreement (including, without limitation, the form or structure of the Offer, any Post-Offer Reorganization or any other transaction contemplated by the Purchase Agreement or the implementation of any of the foregoing) or the Purchase Agreement or (b) any other agreement, transaction document or instrument contemplated by the Purchase Agreement or to be entered into or amended in connection with the transactions contemplated by the Purchase Agreement or (ii) the fairness, financial or otherwise, of the transactions contemplated by the Purchase Agreement to, or of any consideration to be paid to or received by, the holders of any other class of securities, creditors or other constituencies of Wright;

•

expressed no view or opinion as to any aspects of the transactions contemplated by the Purchase Agreement or the Offer Consideration in accordance with or under applicable Dutch corporation law or securities regulations, including whether the Offer Consideration was the fair price within the meaning of Section 5:80a of the Dutch Financial Supervision Act; and

•

expressed no view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Wright’s directors, officers or employees, or any class of such persons, in connection with the transactions contemplated by the Purchase Agreement relative to the Offer Consideration or otherwise.

In the course of performing its reviews and analyses for rendering its opinion, Guggenheim Securities:

•	reviewed a draft of the Purchase Agreement dated as of November 3, 2019;

•	reviewed certain publicly available business and financial information regarding Wright;

•

reviewed certain non-public business and financial information regarding Wright’s business and future prospects (including the Management Forecast (as defined below)), all as prepared and approved for Guggenheim Securities’ use by Wright’s senior management;

•

discussed with Wright’s senior management their strategic and financial rationale for the transactions contemplated by the Purchase Agreement as well as their views of Wright’s business, operations, historical and projected financial results and future prospects and the commercial, competitive and regulatory dynamics in the medical device sector;

•	reviewed the historical prices, trading multiples and trading activity of the Shares;

•

compared the financial performance of Wright and the trading multiples and trading activity of the Shares with corresponding data for certain other publicly traded companies that Guggenheim Securities deemed relevant in evaluating Wright;

•	reviewed the valuation and financial metrics of certain mergers and acquisitions that Guggenheim Securities deemed relevant in evaluating the transactions contemplated by the Purchase Agreement;

•	performed a discounted cash flow analysis based on the Management Forecast; and

•	conducted such other studies, analyses, inquiries and investigations as Guggenheim Securities deemed appropriate.

With respect to the information used in arriving at its opinion, Guggenheim Securities noted that:

•

Guggenheim Securities relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, the Management Forecast, any other estimates and any other forward-looking information) provided by or discussed with Wright or obtained from public sources, data suppliers and other third parties.

•

Guggenheim Securities (i) did not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and Guggenheim Securities did not independently verify, any such information (including, without limitation, the Management Forecast, any other estimates and any other forward-looking information), (ii) expressed no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the Management Forecast, any other estimates and any other forward-looking information or the assumptions upon which they are based and (iii) relied upon the assurances of Wright’s senior management that they were unaware of any facts or circumstances that would make such information (including, without limitation, the Management Forecast, any other estimates and any other forward-looking information) incomplete, inaccurate or misleading.

•

Specifically, with respect to (i) the Management Forecast, any other estimates and any other forward-looking information provided by or discussed with Wright, (a) Guggenheim Securities was advised by Wright’s senior management, and Guggenheim Securities assumed, that the Management Forecast, such other estimates and such other forward-looking information utilized in its analyses had been reasonably prepared on bases reflecting the best then-currently available estimates and judgments of Wright’s senior management as to the expected future performance of Wright and (b) Guggenheim Securities assumed that the Management Forecast, such other estimates and such other forward-looking information had been reviewed by the Wright Board with the understanding that such information would be used and relied upon by Guggenheim Securities in connection with rendering its opinion and (ii) any financial projections, any other estimates and/or any other forward-looking information obtained by Guggenheim Securities from public sources, data suppliers and other third parties, Guggenheim Securities assumed that such information was reasonable and reliable.

Guggenheim Securities also noted certain other considerations with respect to its engagement and the rendering of its opinion:

•

During the course of its engagement, Guggenheim Securities was asked by the Wright Board to solicit indications of interest from various third parties regarding a potential transaction with Wright, and Guggenheim Securities considered the results of such solicitation process in rendering its opinion.

•

Guggenheim Securities did not perform or obtain any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Wright or any other entity or the solvency or fair value of Wright or any other entity, nor was Guggenheim Securities furnished with any such appraisals.

•

Guggenheim Securities’ professionals are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and Guggenheim Securities’ opinion should not be construed as constituting advice with respect to such matters; accordingly, Guggenheim Securities relied on the assessments of Wright’s senior management and Wright’s other professional advisors with respect to such matters. Guggenheim

Securities assumed that the transactions contemplated by the Purchase Agreement would have the tax consequences contemplated by the parties to the Purchase Agreement and that any changes to the tax consequences (including any tax basis step-up or other such changes) would not have a meaningful impact on its analyses and opinion. Guggenheim Securities did not express any view or render any opinion regarding the tax consequences of the transactions contemplated by the Purchase Agreement to Wright or its securityholders (including with respect to any withholding taxes associated with the transactions contemplated by the Purchase Agreement, any tax basis step-up or other such changes to the tax attributes of Wright which may result from the transactions contemplated by the Purchase Agreement).

•	Guggenheim Securities further assumed that:

•

in all respects meaningful to its analyses, (i) the final executed Purchase Agreement would not differ from the draft that Guggenheim Securities reviewed, (ii) Wright, Stryker and Purchaser will comply with all terms and provisions of the Purchase Agreement, (iii) the representations and warranties of Wright, Stryker and Purchaser contained in the Purchase Agreement were true and correct and all conditions to the obligations of each party to the Purchase Agreement to consummate the transactions contemplated by the Purchase Agreement would be satisfied without any waiver, amendment or modification thereof and (iv) the execution versions of the exhibits to the Purchase Agreement (including the Asset Sale Agreement and the Merger Agreement) would not differ in any material respects from the exhibits attached to the Purchase Agreement;

•

the transactions contemplated by the Purchase Agreement will be consummated in a timely manner in accordance with the terms of the Purchase Agreement and in compliance with all applicable laws, documents and other requirements, without any delays, limitations, restrictions, conditions, divestiture or other requirements, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Wright, Stryker, Purchaser or the transactions contemplated by the Purchase Agreement in any way meaningful to Guggenheim Securities’ analyses or opinion; and

•

any Post-Offer Reorganization would not result in any changes to the Offer Consideration to be received by the holders of Shares or adversely impact Wright or Stryker, in each case in any way meaningful to Guggenheim Securities’ analyses or opinion.

•

Guggenheim Securities did not express any view or opinion as to the price or range of prices at which the Shares or other securities or financial instruments of or relating to Wright may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the transactions contemplated by the Purchase Agreement.

Summary of Financial Analyses

Overview of Financial Analyses

This “Summary of Financial Analyses” presents a summary of the principal financial analyses performed by Guggenheim Securities and presented to the Wright Board in connection with Guggenheim Securities’ rendering of its opinion. Such presentation to the Wright Board was supplemented by Guggenheim Securities’ oral discussion, the nature and substance of which may not be fully described herein.

Some of the financial analyses summarized below include summary data and information presented in tabular format. In order to understand fully such financial analyses, the summary data and tables must be read together with the full text of the summary. Considering the summary data and tables alone could create a misleading or incomplete view of Guggenheim Securities’ financial analyses.

The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant financial analyses and the application of those methods to the particular circumstances involved. A fairness opinion therefore is not readily susceptible to partial analysis or summary description, and taking portions of the financial analyses set forth below, without considering such analyses as a whole, would in Guggenheim Securities’ view create an incomplete and misleading picture of the processes underlying the financial analyses considered in rendering Guggenheim Securities’ opinion.

In arriving at its opinion, Guggenheim Securities:

•

based its financial analyses on various assumptions, including assumptions concerning general business, economic and capital markets conditions and industry-specific and company-specific factors, all of which are beyond the control of Wright, Stryker and Guggenheim Securities;

•	did not form a view or opinion as to whether any individual analysis or factor, whether positive or negative, considered in isolation, supported or failed to support its opinion;

•	considered the results of all of its financial analyses and did not attribute any particular weight to any one analysis or factor; and

•

ultimately arrived at its opinion based on the results of all of its financial analyses assessed as a whole and believes that the totality of the factors considered and the various financial analyses performed by Guggenheim Securities in connection with its opinion operated collectively to support its determination as to the fairness, from a financial point of view and as of the date of such opinion, of the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (excluding any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) to the extent expressly specified in such opinion.

With respect to the financial analyses performed by Guggenheim Securities in connection with rendering its opinion:

•

Such financial analyses, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by these analyses.

•

None of the selected publicly traded companies used in the selected publicly traded companies analysis described below is identical or directly comparable to Wright or Stryker, and none of the selected precedent merger and acquisition transactions used in the selected precedent merger and acquisition transactions analysis described below is identical or directly comparable to the transactions contemplated by the Purchase Agreement. However, such companies and transactions were selected by Guggenheim Securities, among other reasons, because they represented publicly traded companies or involved target companies which may be considered broadly similar, for purposes of Guggenheim Securities’ financial analyses, to Wright and Stryker based on Guggenheim Securities’ familiarity with the medical device industry.

•

In any event, selected publicly traded companies analysis and selected precedent merger and acquisition transactions analysis are not mathematical. Rather, such analyses involve complex considerations and judgments concerning the differences in business, operating, financial and capital markets-related characteristics and other factors regarding the selected publicly traded companies to which Wright and Stryker were compared and the selected precedent merger and acquisition transactions to which the transactions contemplated by the Purchase Agreement was compared.

•	Such financial analyses do not purport to be appraisals or to reflect the prices at which any securities may trade at the present time or at any time in the future.

Certain Definitions

Throughout this “Summary of Financial Analyses,” the following financial terms are used in connection with Guggenheim Securities’ various financial analyses:

•	CY: means calendar year.

•	EBITDA: means the relevant company’s operating earnings (after deduction of stock-based compensation) before interest, taxes, depreciation and amortization.

•

Enterprise value: represents the relevant company’s net equity value (as defined below) plus (i) the principal or face amount of total debt and (ii) the book value of any non-controlling/minority interests less (iii) cash, cash equivalents, short- and long-term marketable investments and certain other cash-like items and (iv) the book value of any non-consolidated investments.

•

Net equity value: represents the relevant company’s (i) gross equity value as calculated (a) based on outstanding common shares, restricted stock units and performance stock units (in each of the foregoing cases, as applicable) plus shares issuable upon the conversion or exercise of all in-the-money convertible securities, stock options and/or stock warrants times (b) the relevant company’s stock price less (ii) the cash proceeds from the assumed exercise of all in-the-money stock options and stock warrants.

•	NTM: means next twelve months.

•	Unlevered free cash flow: means the relevant company’s after-tax unlevered operating cash flow minus capital expenditures and changes in working capital.

•	VWAP: means volume-weighted average share price over the indicated period of time.

Summary of Implied Transaction Financial Metrics

Based on the Offer Consideration of $30.75 per share in cash, Guggenheim Securities calculated various implied premiums and multiples related to the transactions contemplated by the Purchase Agreement as outlined in the table below:

Transaction-Implied Premiums and Transaction-Implied Multiples

Offer Consideration per Share		$30.75

	Wright’s Stock Price
Acquisition Premium/(Discount) Relative to Wright’s:
Unaffected Stock Price @ 10/31/19(1)	$20.80	48%
Unaffected VWAPs @ 10/31/19(1):
10-Day	20.84	48
30-Day	20.49	50
90-Day	21.06	46
52-Week High(2)	32.86	(6)

Enterprise Value / Revenue:
CY2020E Management Forecast		5.2	x
Wall Street Consensus Estimates		5.3
NTM @ 9/30/19 Management Forecast		5.3
Wall Street Consensus Estimates		5.4

Enterprise Value / Adj. EBITDA(3):
CY2020E Management Forecast		24.9	x
Wall Street Consensus Estimates		26.4
NTM @ 9/30/19 Management Forecast		26.6
Wall Street Consensus Estimates		27.9

(1)

Represents the last full trading day prior to a 5.8% increase on November 1, 2019 in the trading price of the Shares on Nasdaq, which coincided with a Bloomberg article suggesting Wright was contemplating a sale transaction.

(2)	Based on intraday stock trading prices.
(3)	Adj. EBITDA is not burdened by stock-based compensation.

Financial Analyses

Summary of Wright’s Financial Analyses

In evaluating Wright in connection with rendering its opinion, Guggenheim Securities performed various financial analyses, which are summarized in the table below and described in more detail elsewhere herein, including selected publicly traded companies analysis, selected precedent merger and acquisition transactions analysis and discounted cash flow analysis. Solely for informational reference purposes, Guggenheim Securities also reviewed the historical trading price range for Shares, Wall Street equity research analysts’ price targets for Shares and premiums paid in connection with the selected precedent merger and acquisition transactions listed below in the section entitled “Selected Precedent Merger and Acquisition Transactions Analysis,” beginning on page 74.

Summary of Wright’s Financial Analyses

Offer Consideration per Share	$30.75

	Reference Range for Wright’s Valuation
	Low(1)	High(1)
Financial Analyses
Selected Publicly Traded Companies Analysis	$23.00	$34.00

Selected Precedent M&A Transactions Analysis
NTM Revenue	$26.75	$33.00
NTM EBITDA	22.25	31.00

Discounted Cash Flow Analysis	$22.25	$40.25	(2)

For Informational Reference Purposes
Wright’s 52-Week Low / High Stock Price(3)	$19.00	$32.75
Wall Street Equity Research Price Targets(4)	21.25	29.75
Precedent One-Day Stock Price Premiums(5)	27.00	31.25

(1)	Rounded to the nearest $0.25.
(2)	Includes approximately $1.00 per Share attributable to the estimated present value of Wright’s net operating loss carryforwards.
(3)	Based on intraday stock trading prices.
(4)	Wall Street 12-month stock price targets are discounted by one year using Wright’s estimated cost of equity midpoint.
(5)	Based on approximate 25th to 75th percentile of precedent premiums analysis, involving MedTech acquisitions with a transaction value greater than $700 million since 2016.

Selected Publicly Traded Companies Analysis

Guggenheim Securities reviewed and analyzed Wright’s historical stock price performance, trading metrics and historical and projected/forecasted financial performance compared to corresponding data for selected publicly traded companies that Guggenheim Securities deemed relevant for purposes of this analysis (i.e., medical device companies with market capitalizations of ~$700 million to $10 billion, 2019 to 2020 estimated growth of ~7% to 17% and gross margins greater than 60%). Guggenheim Securities calculated, among other things, various public market trading multiples for Wright and the selected publicly traded companies (in the case of the selected publicly traded companies, based on Wall Street equity research consensus estimates and each company’s most recent publicly available financial filings), which are summarized in the table below:

Selected Publicly Traded Companies Analysis

	CY 2020E Trading Enterprise Value / Revenue
Publicly Traded Companies
AtriCure, Inc.	4.2	x
Avanos Medical, Inc.	2.8
BioTelemetry, Inc.	3.3
Cardiovascular Systems, Inc.	4.9
CryoLife, Inc.	3.6
Globus Medical, Inc.	5.6
Masimo Corporation	8.1
Nevro Corp.	6.8

Statistical Summary
Median	4.6	x

Wright
Management Forecast	3.7	x

In performing its selected publicly traded companies analysis with respect to Wright, Guggenheim Securities selected a trading enterprise value / revenue multiple range of 4.0x – 5.5x based on CY 2020E for purposes of evaluating Wright on a stand-alone public market trading basis.

Guggenheim Securities’ selected publicly traded companies analysis resulted in an overall reference range of $23.00 – $34.00 per share for purposes of evaluating the Shares on a stand-alone public market trading basis.

Selected Precedent Merger and Acquisition Transactions Analysis

Guggenheim Securities reviewed and analyzed certain financial metrics associated with selected precedent merger and acquisition transactions announced since January 1, 2016 involving a target company in the medical device sector with transaction values ranging from $700 million to $10 billion and forward revenue growth between 7.0% and 17.0% that Guggenheim Securities deemed relevant for purposes of this analysis. Guggenheim Securities calculated, among other things and to the extent publicly available, certain implied change-of-control transaction multiples for the selected precedent merger and acquisition transactions (based on Wall Street equity research consensus estimates, each company’s most recent publicly available financial filings and certain other publicly available information), which are summarized in the table below:

Selected Precedent Merger and Acquisition (“M&A”) Transactions Analysis

Date Announced	Acquiror	Target Company	Enterprise Value / NTM Revenue		Enterprise Value / NTM EBITDA(1)
Precedent M&A Transactions
8/30/2018	Stryker Corporation	K2M Group Holdings, Inc.	4.8	x	NM
12/04/2017	TPG Capital	Exactech, Inc.	2.6		14.1	x
8/07/2017	Fresenius Medical Care Holdings, Inc.	NxStage Medical, Inc.	4.7		38.2
2/14/2017	Hologic, Inc.	Cynosure, Inc.	2.9		15.5
2/13/2017	Allergan Plc	ZELTIQ Aesthetics, Inc.	5.7		46.3
12/2/2016	Teleflex Incorporated	Vascular Solutions, Inc.	5.4		21.6
6/27/2016	Medtronic plc	HeartWare International, Inc.	4.6		NM
6/07/2016	Zimmer Biomet Holdings, Inc.	LDR Holding Corporation	5.4		NM
2/01/2016	Stryker Corporation	Sage Products, LLC	5.7		19.0

Statistical Summary
Mean			4.6	x	25.8	x
Median			4.8		20.3

(1)	Excludes the burden of stock-based compensation.

In performing its selected precedent merger and acquisition transactions analysis with respect to Wright, Guggenheim Securities selected a reference range of transaction multiples for purposes of evaluating Wright on a change-of-control basis as follows: (i) transaction enterprise value / NTM revenue multiple range of 4.6x – 5.5x, which resulted in an overall reference range of $26.75 – $33.00 per share for purposes of evaluating the Shares on a change-of-control basis; and (ii) transaction enterprise value / NTM EBITDA multiple range of 20.0x – 26.0x, which resulted in an overall reference range of $22.25 – $31.00 per share for purposes of evaluating the Shares on a change-of-control basis.

Discounted Cash Flow Analysis

Guggenheim Securities performed a stand-alone discounted cash flow analysis of Wright based on projected after-tax unlevered free cash flows (after deducting stock-based compensation) for Wright and an estimate of its terminal/continuing value at the end of the projection horizon.

In performing its discounted cash flow analysis with respect to Wright:

•	Guggenheim Securities utilized the Management Forecast.

•

Guggenheim Securities used a discount rate range of 7.03% – 8.39% based on its estimate of Wright’s weighted average cost of capital (which was estimated based on Guggenheim Securities’ (i) investment banking and capital markets judgment and experience in valuing companies similar to Wright and

(ii) application of the capital asset pricing model, which requires certain (a) general inputs such as the prospective global equity risk premium and the corresponding risk-free rate and (b) company-specific inputs such as the subject company’s forward-looking equity beta reference range, the subject company’s assumed forward-looking capital structure and the corresponding blended cost of debt, the subject company’s prospective marginal cash income tax rate and, as applicable, the appropriate size/liquidity premium for the subject company).

•

In estimating Wright’s terminal/continuing value for purposes of its discounted cash flow analysis, Guggenheim Securities used a perpetual growth rate range of 2.0% – 3.0%. Guggenheim Securities selected such terminal/continuing value-related perpetual growth rates based on its professional judgment taking into account various considerations and factors, including among others (i) the nature of Wright’s businesses, including recent and expected trends in and competitive dynamics with respect to, and expected long-term growth prospects for, the industry and markets in which Wright operates, (ii) the Management Forecast and (iii) then-prevailing market expectations regarding global long-term economic growth and global long-term inflation. Guggenheim Securities applied a two-stage methodology to calculate the terminal value, which was discussed with Wright’s senior management. During the first stage of the terminal value, free cash flow growth decelerates linearly to the assumed perpetuity growth rate by 2029, and thereafter the perpetuity growth rate is applied.

Guggenheim Securities’ discounted cash flow analysis resulted in an implied equity value range of $22.25 – $40.25 per share, including, at the high end of the range, approximately $1.00 per share attributable to the estimated present value, as of November 1, 2019, of Wright’s net operating loss carryforwards as of December 31, 2018, for purposes of evaluating the Shares on a stand-alone intrinsic-value basis.

Other Financial Reviews and Analyses Solely for Informational Reference Purposes

In order to provide certain context for the financial analyses in connection with its opinion as described above, Guggenheim Securities undertook various additional financial reviews and analyses as summarized below solely for informational reference purposes. As a general matter, Guggenheim Securities did not consider such additional financial reviews and analyses to be determinative methodologies for purposes of its opinion.

Wright’s 52-Week Intraday High and Low Stock Prices. Guggenheim Securities reviewed the trading price of the Shares over the 52-week period ending on October 31, 2019 (the last full trading day prior to a 5.8% increase on November 1, 2019 in the trading price of the Shares on Nasdaq, which coincided with a Bloomberg article suggesting Wright was contemplating a sale transaction). Among other things, Guggenheim Securities noted that the range of such 52-week intraday high and low trading prices was $19.04 – $32.86.

Wright’s Wall Street Equity Research Analyst Stock Price Targets. Guggenheim Securities reviewed selected Wall Street equity research analyst stock price targets for Wright as published prior to October 31, 2019 (the last full trading day prior to a 5.8% increase on November 1, 2019 in the trading price of the Shares on Nasdaq, which coincided with a Bloomberg article suggesting Wright was contemplating a sale transaction). Guggenheim Securities noted that such Wall Street equity research analyst stock price targets for the Shares were $21.25 – $29.75 per share on a present value basis using an illustrative discount rate of 7.7% (which reflected Guggenheim Securities’ estimate of the midpoint of Wright’s cost of equity).

Precedent One-Day Stock Price Premiums. Guggenheim Securities reviewed the one-day stock price premiums in selected transactions announced since 2016 involving targets in the medical device sector with transaction values in excess of $700 million. Based on, among other things, an approximate 25th and 75th percentile of the precedent one-day stock price premiums analysis, Guggenheim Securities noted that the range of such one-day stock price premiums was 30 – 50%, implying share prices of $27.00 – $31.25 based on the closing share price of the Shares of $20.80 per share on October 31, 2019.

Wright’s Illustrative Theoretical Future Stock Price. Guggenheim Securities reviewed implied illustrative ranges of theoretical future values per share at January 1 in each year from 2020 through 2023 of the Shares on a stand-alone basis utilizing projected revenues from the Management Forecast. Among other things, Guggenheim Securities noted that for the Shares on a stand-alone basis, the theoretical future values per share at January 1 in each year from 2020 through 2023 were approximately (i) $21.58, $25.05, $29.77 and $34.79, respectively, based on Wright’s current NTM revenue multiple of 3.8x, and (ii) $26.80, $30.73, $35.46 and $41.06, respectively, based on an illustrative upside NTM revenue multiple of 4.5x. Guggenheim Securities also noted that the corresponding present values of the above theoretical future values per Share, using an illustrative discount rate of 7.7% (which reflected Guggenheim Securities’ estimate of the midpoint of Wright’s cost of equity), were (i) $21.58, $23.26, $25.65 and $27.84, based on Wright’s current NTM revenue multiple of 3.8x, and (ii) $26.80, $28.53, $30.56 and $32.85, based on an upside illustrative NTM revenue multiple of 4.5x.

Other Considerations

Except as described in the summary above, Wright did not provide specific instructions to, or place any limitations on, Guggenheim Securities with respect to the procedures to be followed or factors to be considered in performing its financial analyses or providing its opinion. The type and amount of consideration payable in the transactions contemplated by the Purchase Agreement were determined through negotiations between Wright and Stryker and were approved by the Wright Board. Wright’s decision to enter into the Purchase Agreement was solely that of the Wright Board. Guggenheim Securities’ opinion was just one of the many factors taken into consideration by the Wright Board. Consequently, Guggenheim Securities’ financial analyses should not be viewed as determinative of the decision of the Wright Board with respect to the fairness, from a financial point of view and as of the date of Guggenheim Securities’ opinion, of the Offer Consideration to be received by the holders of Shares (excluding Stryker, Purchaser or any of their affiliates) pursuant to the Purchase Agreement (excluding any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration).

Pursuant to the terms of Guggenheim Securities’ engagement, Wright has agreed to pay Guggenheim Securities a cash transaction fee (based on a percentage of the aggregate value associated with the transactions contemplated by the Purchase Agreement) upon consummation of the transactions contemplated by the Purchase Agreement, which cash transaction fee currently is estimated to be $37.6 million. Wright has previously paid Guggenheim Securities a cash milestone fee of $1.0 million that became payable upon the rendering of Guggenheim Securities’ opinion, which will be credited against the foregoing cash transaction fee. In addition, Wright has agreed to reimburse Guggenheim Securities for certain expenses and to indemnify Guggenheim Securities against certain liabilities arising out of its engagement.

Aside from its current engagement by Wright, during the two years prior to the rendering of its opinion, Guggenheim Securities has not previously been engaged by (i) Wright to provide financial advisory or other investment banking services for which Guggenheim Securities received compensation (ii) Stryker to provide financial advisory or other investment banking services for which Guggenheim Securities has received compensation, except in connection with Stryker’s acquisition of Entellus Medical, Inc. in February 2018, for which services Guggenheim Securities received customary fees of less than $10 million. Guggenheim Securities may seek to provide Wright and Stryker and their respective affiliates with financial advisory and investment banking services unrelated to the transactions contemplated by the Purchase Agreement in the future, for which services Guggenheim Securities would expect to receive compensation.

Guggenheim Securities and its affiliates and related entities engage in a wide range of financial services activities for its and their own accounts and the accounts of customers, including but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities and its affiliates and related entities may (i) provide such financial services to Wright, Stryker, Purchaser, other participants in the transactions contemplated by the Purchase Agreement and their respective affiliates, for which services Guggenheim Securities and its affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Wright, Stryker, Purchaser, other participants in the transactions contemplated by the Purchase Agreement and their respective affiliates. Furthermore, Guggenheim Securities and its affiliates and related entities and Guggenheim Securities’ or their respective directors, officers, employees, consultants and agents may have investments in Wright, Stryker, Purchaser, other participants in the transactions contemplated by the Purchase Agreement and their respective affiliates.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Wright, Stryker, other participants in the transactions contemplated by the Purchase Agreement and their respective affiliates and the transactions contemplated by the Purchase Agreement that differ from the views of Guggenheim Securities’ investment banking personnel.

Certain Wright Management Projections

Wright does not, as a matter of course, publicly disclose long-term projections about its future financial performance due to, among other reasons, the unpredictability of the underlying assumptions and estimates, although Wright has in the past provided investors with qualitative financial guidance, which it has updated from time to time during the relevant year. However, in connection with the Wright Board’s evaluation of a potential transaction with Stryker and other potential strategic alternatives, Wright’s management provided the Wright Board with certain non-public, unaudited and prospective financial information for the calendar years 2019 through 2024 (the “Management Forecast”). Wright’s management also provided the Management Forecast to Guggenheim Securities in connection with the rendering of its fairness opinion to the Wright Board and in performing the related financial analyses. Wright’s management also provided the Management Forecast to Stryker prior to signing the Purchase Agreement in connection with Stryker’s due diligence on Wright.

The Management Forecast was prepared solely for internal use of Wright, the Wright Board and its advisors, and is subjective in many respects. It was not prepared with a view to public disclosure and is included in this proxy statement only because such information was made available as described above. The Management Forecast was not prepared with a view to compliance with U.S. generally accepted accounting principles (“GAAP”), the published guidelines of the SEC regarding projections and forward-looking statements or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Furthermore, KPMG LLP, our independent auditor, has not examined, reviewed, compiled or otherwise applied procedures to, the Management Forecast and, accordingly, assumes no responsibility for, and expresses no opinion on, the Management Forecast. The Management Forecast included in this proxy statement has been prepared by, and is the responsibility of, Wright’s management.

Although a summary of the Management Forecast is presented with numerical specificity, it reflects numerous assumptions and estimates as to future events made by Wright’s management, including about regulatory approvals, launch timing, pricing, market growth, market share, competition and other relevant factors. Wright’s management believed the assumptions and estimates were reasonable at the time the Management Forecast was prepared, taking into account the relevant information available to Wright’s management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Management Forecast not to be achieved include, but are not limited to, general economic conditions, accuracy of certain accounting assumptions, changes in actual or projected cash flows, competitive pressures and changes in tax laws. For additional information on reasons that may cause Wright’s future results to materially vary, see the section of this proxy statement captioned “Cautionary Note Regarding Forward-Looking Statements” beginning on page 26.

In addition, the Management Forecast, which is a forward-looking statement, does not take into account any circumstances or events occurring after the date that they were prepared and does not account for the consummation of the transactions contemplated by the Purchase Agreement. As a result, there can be no assurance that the Management Forecast will be realized, and actual results may be materially better or worse than those contained in the Management Forecast. The inclusion of this information should not be regarded as an indication that the Wright Board, Wright, Guggenheim Securities, Stryker or any other recipient of this information considered, or now considers, the Management Forecast to be material information of Wright or predictive of actual future results. Nor should it be construed as financial guidance, and it should not be relied upon as such. The summary of the Management Forecast is not included in this proxy statement as an offer to purchase or a solicitation of an offer to sell Shares or to induce any shareholder to vote in favor of any proposal to be voted on at the Extraordinary General Meeting, or to influence any shareholder to make any investment decision with respect to the transactions contemplated by the Purchase Agreement.

The Management Forecast should be evaluated, if at all, in conjunction with the historical financial statements and other information regarding Wright contained in its public filings with the SEC.

Except to the extent required by applicable federal securities laws, Wright does not intend, and expressly disclaims any responsibility, to update or otherwise revise the Management Forecast to reflect circumstances existing after the date when Wright prepared the Management Forecast or to reflect the occurrence of future events or changes in general economic or industry conditions.

In light of the foregoing factors and the uncertainties inherent in the Management Forecast, shareholders are cautioned not to rely on the Management Forecast included in this proxy statement.

Certain of the measures included in the Management Forecast may be considered non-GAAP financial measures, as noted below. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with GAAP, and non-GAAP financial measures as used by Wright may not be comparable to similarly titled amounts used by other companies.

The following table reflects selected measures from the Management Forecast prepared by Wright’s management and, at Wright’s direction, used by Guggenheim Securities in connection with the rendering of its fairness opinion to the Wright Board and in performing the related financial analyses summarized under the section entitled “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Opinion of Wright’s Financial Advisor to the Wright Board,” beginning on page 78 of this proxy statement.

Calendar Year Ending December 31 (dollars in millions)
	2019E	2020E	2021E	2022E	2023E	2024E
Revenues	$930	$1,039	$1,171	$1,319	$1,484	$1,652
Gross Profit(1)	$742	$839	$950	$1,059	$1,193	$1,329
Adj. EBITDA(2)	$160	$216	$279	$333	$405	$467
Stock-Based Compensation	($33)	($35)	($37)	($39)	($42)	($44)
Depreciation	($63)	($68)	($73)	($73)	($72)	($71)
Amortization(3)	($32)	($32)	($32)	($32)	($32)	($32)
Operating Income(4)	$32	$81	$137	$189	$260	$321
Capital Expenditures	$90	$70	$81	$78	$74	$70
(Increase)/Decrease in Net Working Capital & Other(5)	($20)	($48)	($45)	($45)	($53)	($53)
Unlevered Free Cash Flow(6)	$3	$36	$74	$117	$164	$211
Non-Operating Cash Flows(7)	($81)	($37)	($27)	($6)	($11)	($6)

(1)	Gross profit reflects revenues less cost of sales, which includes, among other items, royalties and excess and obsolete inventory.
(2)

Adjusted EBITDA excludes stock-based compensation expense. Adjusted EBITDA is a non-GAAP financial measure and should not be considered as an alternative to operating income as a measure of operating performance or cash flow or as a measure of liquidity.

(3)	$8mm of amortization expense per year is tax-deductible.
(4)	Operating income reflects gross profit less operating expenses.
(5)

Net Working Capital & Other reflects accounts receivable, inventory, accounts payable and other working capital items. (Increase)/Decrease in Net Working Capital & Other is a non-GAAP financial measure and should not be considered as an alternative to financial measures prepared in accordance with GAAP as a measure of operating performance or as a measure of liquidity.

(6)

Unlevered free cash flow excludes non-operating cash flows, as described below, and reflects a 25.7% tax rate. Unlevered free cash flow is a non-GAAP financial measure and should not be considered as an alternative to financial measures prepared in accordance with GAAP as a measure of operating performance or as a measure of liquidity.

(7)

Non-operating cash flow includes the cash impact of integration costs related to Cartiva, Inc., remaining milestones to IMASCAP SAS and estimated legal and settlement payments through 2024. Non-operating cash flows is a non-GAAP financial measure and should not be considered as an alternative to financial measures prepared in accordance with GAAP as a measure of operating performance or as a measure of liquidity.

Purchase Agreement

The following summary of certain provisions of the Purchase Agreement, and all other provisions of the Purchase Agreement discussed herein, are qualified by reference to the Purchase Agreement itself, which is attached as Annex A to this proxy statement and is incorporated herein by reference. Shareholders and other interested parties should read the Purchase Agreement for a more complete description of the provisions summarized below. Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Purchase Agreement.

This summary of the Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual disclosures about Stryker, Purchaser, Wright, or their respective affiliates. The Purchase Agreement contains representations, warranties, agreements, and covenants that are the product of negotiations among the parties thereto and made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations, warranties, agreements, and covenants are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by a confidential disclosure letter delivered by Wright to Purchaser in connection with the Purchase Agreement (the “Wright Disclosure Letter”). The representations, warranties, agreements, and covenants in the Purchase Agreement were made for the purpose of allocating contractual risk between the parties thereto and governing contractual rights and relationships between the parties thereto instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders of Stryker or Wright. In reviewing the representations, warranties, agreements and covenants contained in the Purchase Agreement or any descriptions thereof in this proxy statement, it is important to bear in mind that such representations, warranties, agreements, and covenants or any descriptions thereof were not intended by the parties to the Purchase Agreement to be characterizations of the actual state of facts or conditions of Stryker, Purchaser, Wright, or their respective affiliates. Moreover, information concerning the subject matter of the representations, warranties, agreements, and covenants may have changed since the date of the Purchase Agreement and may change after the date hereof, and such subsequent information may or may not be fully reflected in public disclosures. For the foregoing reasons, such representations, warranties, agreements and covenants or descriptions thereof should not be read alone and should instead be read in conjunction with the other information contained in the reports, statements, and filings that Stryker and Wright publicly file. Please see the section of this proxy statement captioned “Where You Can Find More Information,” beginning on page 189.

The Offer

Purchaser has agreed to commence (within the meaning of Rule 14d-2 promulgated under the Exchange Act) the Offer as promptly as reasonably practicable after the date of the Purchase Agreement, but in no event later than 25 business days following the date of the Purchase Agreement and, without the consent of Wright (such consent not to be unreasonably withheld, conditioned or delayed), no earlier than 20 business days following the date of the Purchase Agreement. Subject to the satisfaction or waiver (in accordance with the Purchase Agreement and applicable law) of the conditions to the Offer, Purchaser has agreed to (and Stryker has agreed to cause Purchaser to), (a) at, or as promptly as practicable following, the Expiration Time (but in any event within two business days thereafter) accept for payment and (b) at, or as promptly as practicable following, the Acceptance Time (but in any event within two business days (calculated as set forth in Rule 14d-1(g)(3) promulgated under the Exchange Act) thereafter), pay for all Shares validly tendered and not properly withdrawn pursuant to the Offer.

Purchaser expressly reserves the right at any time, in its sole discretion, to waive, in whole or in part, any condition to the Offer and to make any change in the terms of, or conditions to, the Offer. However, Purchaser will not, and Stryker will cause Purchaser not to (without the prior written consent of Wright): (a) waive or change the Minimum Condition (except to the extent contemplated under the Purchase Agreement); (b) decrease the Offer Consideration; (c) change the form of consideration to be paid in the Offer; (d) decrease the number of Shares sought in the Offer; (e) extend or otherwise change the Expiration Time (except to the extent contemplated under the Purchase Agreement); (f) impose additional conditions to the Offer or otherwise amend, modify, or supplement any of the conditions to the Offer or terms of the Offer in a manner adverse to Wright shareholders; or (g) increase the Offer Consideration by an increment of less than $0.10 per Share.

Extensions of the Offer

In the Purchase Agreement, the parties agreed that, unless extended as provided in the Purchase Agreement, the Offer will expire at 9:00 a.m. (Eastern Time) or such other time as the parties may mutually agree, on the date that is 50 business days (calculated as set forth in Rule 14d-1(g)(3) promulgated under the Exchange Act) after the date of commencement of the Offer, provided that in no event will the Offer expire prior to the date of the Extraordinary General Meeting. Purchaser may extend the Offer to such other date and time as may be agreed in writing by Wright and Stryker, and Purchaser has agreed in the Purchase Agreement that it will extend the Offer:

•	for the minimum period required by applicable law, rule, regulation, interpretation or position of the SEC or the rules of the Nasdaq; and

•

on one or more occasions in consecutive periods of up to 10 business days each, with such period to end at 5:00 p.m., Eastern Time on the last business day of such period (or such other duration as Purchaser and Wright may agree) if, at any then-scheduled Expiration Time, any condition to the Offer has not been satisfied or waived, in order to permit satisfaction of such condition(s); except that:

•

if Purchaser determines in good faith, after consultation with outside legal counsel, that at any then-scheduled Expiration Time the Regulatory Clearance Condition is not reasonably likely to be satisfied within such 10 business-day extension period, then Purchaser will be permitted to extend the Offer on such occasion for periods of up to 20 business days;

•

if the only remaining unsatisfied condition to the Offer is the Minimum Condition, Purchaser will not be required to extend the Offer on more than two occasions in consecutive periods of up to 10 business days each (or such other duration as Purchaser and Wright may agree); and

•	Purchaser is not required to, and cannot without Wright’s consent, extend the Offer beyond the Outside Date. In addition, Purchaser may extend the Offer to the business day immediately following the date that is one month after the date of the Extraordinary General Meeting or subsequent extraordinary general meeting at which the Merger Resolutions are approved.

Following the Acceptance Time, except as described below, Purchaser will provide for a Subsequent Offering Period of at least 10 business days in accordance with Rule 14d-11 under the Exchange Act and in accordance with the Purchase Agreement. For purposes of the Offer, a “business day” means a day, other than Saturday, Sunday or other day on which commercial banks in Amsterdam, the Netherlands or New York, New York, United States, are authorized or required by applicable law to close. The Subsequent Offering Period is not an extension of the Offer. The Subsequent Offering Period would be an additional period of time, following the Expiration Time, in which shareholders may tender Shares not previously tendered pursuant to the Offer. Purchaser will announce additional details with respect to the Subsequent Offering Period in accordance with applicable rules, regulations and interpretations of the SEC. In the event that prior to the expiration of any such Subsequent Offering Period, Purchaser or Stryker publicly announces its intention to effectuate the Asset Sale, Purchaser will extend the Subsequent Offering Period for the Minority Exit Offering Period of at least five business days to permit any remaining minority Wright shareholders to tender their shares in exchange for the Offer Consideration. In the event that promptly following the Expiration Time, Purchaser or Stryker has publicly announced its intention to, subject to the terms of the Purchase Agreement, effectuate the Mergers, Purchaser will not be required to provide either a Subsequent Offering Period or Minority Exit Offering Period, but may do so if Purchaser chooses. There will be no withdrawal rights during any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period) and any Shares tendered will immediately be accepted and promptly paid for. Any shares tendered during any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period) will be acquired by Purchaser for an amount equal to the Offer Consideration, in cash, without interest and less applicable withholding taxes. Under no circumstance will interest be paid on the Offer Consideration paid pursuant to the Offer, regardless of any extension of the Offer, any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period) or any delay in making payment for Shares.

Treatment of Wright Equity Awards

In connection with the Offer, outstanding Wright equity awards (other than certain equity awards that may be granted if the Offer Closing does not occur by July 1, 2020 and which will be subject to pro rata vesting at the Offer Closing) will be treated as follows:

•

Each restricted stock unit in respect of Shares (an “RSU”) and performance share unit in respect of Shares (a “PSU”) that is outstanding and unvested immediately prior to the Acceptance Time, whether or not then subject to any performance or other condition, will vest in full at the Acceptance Time and at the Offer Closing will be cancelled and converted into the right to receive an amount in cash (without interest and subject to required tax withholding) equal to the product of (a) the Offer Consideration multiplied by (b) the total number of Shares subject to such PSU or RSU as of immediately prior to the Offer Closing (which, in the case of PSUs, will be determined based on the maximum achievement of the applicable performance conditions).

•

Each outstanding option to purchase Shares, other than under the Wright Employee Stock Purchase Plan (a “Wright Stock Option”) that is outstanding immediately prior to the Offer Closing will be automatically canceled and converted into a right to receive an amount in cash (without interest and subject to required tax withholding) equal to the product of (a) the number of Shares subject to the unexercised portion of such Wright Stock Option immediately prior to the Offer Closing multiplied by (b) the excess, if any, of the Offer Consideration over the applicable per Share exercise price of such Wright Stock Option.

Treatment of Wright Employee Stock Purchase Plan

In connection with the Offer, Wright’s Amended and Restated Employee Stock Purchase Plan (the “Wright ESPP”) was operated in accordance with its terms and past practice until December 31, 2019, which was the last day of the offering period that was in effect as of the date of the Purchase Agreement. Wright has suspended the commencement of any future offering periods under the Wright ESPP and, unless and until the Purchase Agreement is terminated, no subsequent offering period will commence, and Wright will terminate the Wright ESPP as of the Offer Closing.

Extraordinary General Meeting

Wright has agreed to hold the Extraordinary General Meeting to:

•	provide information regarding the Offer;

•	adopt the Asset Sale Resolutions;

•	adopt the Merger Resolutions;

•	adopt the Governance Resolutions;

•	adopt the Demerger Resolution;

•

adopt one or more resolutions effective upon the Acceptance Time to provide full and final discharge to each member of the Wright Board for their acts of management or supervision, as applicable, up to the date of the Extraordinary General Meeting, provided such discharge will be limited to the extent provided by general principles of Dutch law as in effect from time to time; and

•	conduct such other business as may properly come before the meeting.

Wright has further agreed that it will as promptly as possible, but in any event within 45 business days after the date of the Purchase Agreement, file with the SEC a preliminary proxy statement in connection with the Extraordinary General Meeting. Promptly following the later of (a) confirmation by the SEC that it has no further comments on the proxy statement and (b) the expiration of the 10-day waiting period contemplated by Rule 14a-6(a) promulgated by the SEC, Wright will cause the proxy statement in definitive form to be filed with the SEC and mailed to Wright’s shareholders.

If the Wright Board determines in its reasonable discretion that any additional shareholder resolutions should be adopted, or if the Governance Resolutions, the Asset Sale Resolutions, the Merger Resolutions or the Demerger Resolution have not been adopted at the Extraordinary General Meeting, Wright will, following consultation with Purchaser and Stryker, duly call and give notice of another Extraordinary General Meeting, which will take place at a date determined by Wright and reasonably acceptable to Purchaser and Stryker and not later than a date that will be prior to the date of the Expiration Time, at which the Governance Resolutions, the Asset Sale Resolutions, the Merger Resolutions or the Demerger Resolution, or such additional resolutions will be considered or reconsidered, as the case may be.

Wright has agreed that its obligation to duly call, give notice of, convene and hold the Extraordinary General Meeting (and any subsequent extraordinary general meeting) in accordance with and subject to the terms of the Purchase Agreement, and its other obligations with regards to the Extraordinary General Meeting as specified in the Purchase Agreement, will not be affected by the commencement, public proposal, public disclosure or communication to Wright of any Acquisition Proposal (as defined below) (whether or not a Superior Proposal (as defined below)) or any Change of Board Recommendation (as defined below). Unless the Purchase Agreement is terminated in accordance with its terms, Wright has agreed not to submit to a vote of the shareholders of Wright any Acquisition Proposal (whether or not a Superior Proposal) or any matters relating thereto.

Wright will consult with Purchaser and Stryker regarding the date of the Extraordinary General Meeting (or any subsequent extraordinary general meeting) and, unless the Purchase Agreement is terminated in accordance with its terms and notwithstanding any Change of Board Recommendation (as defined below), will not cancel, postpone or adjourn the Extraordinary General Meeting (or any subsequent extraordinary general meeting) without the prior written consent of Purchaser and Stryker, provided that Wright may, following reasonable consultation with Purchaser and Stryker, and, to the extent requested in writing by Stryker and Purchaser, Wright will, adjourn, postpone or cancel and reconvene the Extraordinary General Meeting (or any subsequent extraordinary general meeting) solely to the extent reasonably necessary (a) to ensure that any supplement or amendment to the relevant Extraordinary General Meeting materials that the Wright Board, after consultation with outside counsel, reasonably determines is necessary to comply with applicable law is made available to Wright shareholders in advance of the Extraordinary General Meeting (and any subsequent extraordinary general meeting) or (b) on no more than two occasions of not more than 10 business days each, to solicit additional proxies in favor of the approvals set forth in the Purchase Agreement, if as of the date of the scheduled Extraordinary General Meeting (or any subsequent extraordinary general meeting) there are not sufficient proxies that have been received approving such matters. In the event the Extraordinary General Meeting (or any subsequent extraordinary general meeting) is adjourned, postponed or canceled and reconvened, Wright will duly give notice of and reconvene the Extraordinary General Meeting on a date scheduled by mutual agreement of Wright, on the one hand, and Purchaser and Stryker, on the other hand, acting reasonably, or, in the absence of such agreement, as soon as practicable following the date of such adjournment, postponement or cancellation but, in any event, no later than the day that is 35 days following the date of such adjournment, postponement or cancellation (or, in the case of any subsequent extraordinary general meeting, a date that is prior to the date on which the Expiration Time will occur).

Directors

Stryker, Purchaser and Wright will use their respective reasonable best efforts (including, in the case of Wright, obtaining the necessary resignations of existing directors) to ensure that the Wright Board will, upon the Offer Closing, be comprised of at least seven directors, at least five of whom will be designated in writing by Purchaser and Stryker, in their sole discretion, as soon as reasonably practicable and in any event prior to convening the Extraordinary General Meeting, and at least two of whom will initially be current non-executive directors of Wright designated by Wright and Purchaser by mutual written agreement and who are at all times independent from Purchaser and Stryker and qualify as independent under the Dutch Corporate Governance Code 2016. The initial Independent Directors will be current non-executive directors of Wright, to the extent that they will agree to serve on the Wright Board after the Offer Closing. Each Independent Director will resign from the Wright Board upon the earliest of (a) such time after the Acceptance Time as Purchaser and its affiliates, in the aggregate, own 100% of the issued and outstanding Shares, including pursuant to the Mergers and (b) the Second Step Distribution having been made and the Liquidation having been completed.

Post-Offer Reorganization

Following the later of the Offer Closing and the closing of any Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period), Stryker or Purchaser may but is not required to, effectuate or cause to be effectuated a Post-Offer Reorganization. The Post-Offer Reorganization will be (a) one of (i) the Asset Sale, Liquidation and Second Step Distribution, (ii) the Mergers, (iii) if permissible under applicable law, the Compulsory Acquisition, (iv) an election by Wright pursuant to U.S. Treasury Regulations Section 301.7701-3 to be classified as a partnership or as a disregarded entity for U.S. federal tax purposes, (v) the Demerger or (vi) a conversion of Wright into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) (or any combination of the foregoing) or (b) with Wright’s prior written consent (such consent not to be unreasonably withheld) and if permissible under applicable law, at Stryker’s or Purchaser’s election any of the Post-Offer Reorganizations described in clause (a) or any Alternative Post-Offer Reorganization (as defined below).

Certain Adjustments

In the event that, during the period between the date of the Purchase Agreement and the Expiration Time, the number of outstanding Shares or securities convertible or exchangeable into or exercisable for Shares is changed into a different number of shares or securities of a different class as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction, then the Offer Consideration and any other amounts payable pursuant to the Purchase Agreement will be equitably adjusted, without duplication, to reflect such change.

Representations and Warranties

In the Purchase Agreement, Wright has made customary representations and warranties to Stryker and Purchaser that are subject to specified exemptions and qualifications contained in the Purchase Agreement and the Wright Disclosure Letter and to certain disclosures in Wright’s SEC filings publicly available at least one business day prior to the date of the Purchase Agreement, including representations relating to, among other things: its organization and corporate power; its authorization with respect to the Purchase Agreement and the transactions contemplated by the Purchase Agreement; its capitalization; its subsidiaries; no breach of its organizational documents, law or its contracts; required consents; its SEC reports and financial statements; internal controls and procedures over disclosures and financial reporting; the absence of undisclosed liabilities; the absence of certain developments; its compliance with laws; its tangible and real properties; tax matters; its material contracts and commitments; intellectual property matters; litigation matters; insurance matters; employee benefit plan matters; environmental matters; employment and labor matters; regulatory matters; brokerage fees; the accuracy of information supplied for purposes of the Offer documents, the Schedule 14D-9 and the proxy statement; anti-takeover measures; and the opinion of Wright’s financial advisor with respect to the fairness of the Offer Consideration.

The representations and warranties in the Purchase Agreement made by Wright are, in certain cases, modified by “knowledge,” “materiality” and “Wright Material Adverse Effect” qualifiers. For purposes of the Purchase Agreement, with respect to Wright, “knowledge” means the actual knowledge of certain employees of Wright. For purposes of the Purchase Agreement, “Wright Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence or other matter that, individually or in the aggregate, (a) prevents or materially delays Wright from consummating the transactions contemplated by the Purchase Agreement or performing its obligations under the Purchase Agreement or (b) has a material adverse effect on the business, condition (financial or otherwise), assets, operations, or results of operations of Wright and its subsidiaries, taken as a whole, provided, however, that in the case of clause (b), any changes, effects, events, inaccuracies, occurrences, or other matters resulting from any of the following will be disregarded in determining whether a Wright Material Adverse Effect has occurred:

•

matters generally affecting the U.S. or foreign economies, financial or securities markets, or matters generally affecting the political, legislative or regulatory conditions in the industry in which Wright and its subsidiaries operate, except to the extent such matters have a disproportionate adverse effect on Wright and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Wright and its subsidiaries operate;

•	the announcement or pendency of the Purchase Agreement or the transactions contemplated by the Purchase Agreement;

•

any change in the market price or trading volume of the Shares; provided, that, this exception will not preclude a determination that a matter underlying such change has resulted in a Wright Material Adverse Effect;

•

acts of war or terrorism (or the escalation of the foregoing) or natural disasters, national emergencies, or other similar force majeure events, except to the extent such matters have a disproportionate adverse effect on Wright and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Wright and its subsidiaries operate;

•

changes in GAAP, laws, regulations or accounting principles, or interpretations thereof, except to the extent such changes have a disproportionate adverse effect on Wright and its subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which Wright and its subsidiaries operate;

•	any action taken by Wright expressly required to be taken by the terms of the Purchase Agreement;

•	any action taken by Wright at the express written request of Stryker or Purchaser after the date of the Purchase Agreement; or

•

any failure by Wright to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period; provided, that, this exception will not preclude a determination that a matter underlying such failure has resulted in a Wright Material Adverse Effect.

Additionally, the Purchase Agreement provides, among other things, that Wright has represented that the Wright Board, at a meeting duly called and held, has unanimously (a) determined that the Purchase Agreement and certain of the transactions contemplated by the Purchase Agreement are in the best interests of Wright, its business and its shareholders, employees and other relevant stakeholders, (b) approved and adopted the Purchase Agreement (including the execution, delivery and performance of the Purchase Agreement) and approved certain transactions contemplated by the Purchase Agreement and (c) resolved, on the terms and subject to the conditions set forth in the Purchase Agreement, to support the Offer and certain other transactions contemplated by the Purchase Agreement, and to recommend acceptance of the Offer by the shareholders of Wright and to recommend approval and adoption of the shareholder approvals at the Extraordinary General Meeting (such recommendation, the “Wright Board Recommendation”) and that such recommendation is not required to be conditioned on works council consultation or approval.

In the Purchase Agreement, Stryker and Purchaser have also made customary representations and warranties to Wright that are subject to specified exemptions and qualifications contained in the Purchase Agreement. Purchaser’s representations and warranties are, in certain cases, modified by “knowledge,” “materiality” and “Purchaser Material Adverse Effect.” For purposes of the Purchase Agreement, “Purchaser Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence or other matter that has a material adverse effect on the ability of Stryker or Purchaser to perform its obligations under the Purchase Agreement or to consummate the transactions contemplated by the Purchase Agreement or on the consummation of, whether by prevention or material delay, any of the transactions contemplated by the Purchase Agreement.

Purchaser’s representations and warranties include representations relating to, among other things: the organization and corporate power of Stryker and Purchaser; the authorization of Stryker and Purchaser with respect to the Purchase Agreement and the transactions contemplated by the Purchase Agreement; no breach of Stryker’s or Purchaser’s organizational documents or law; required consents; litigation matters; the accuracy of information supplied for purposes of the Offer documents, the Schedule 14D-9 and the proxy statement; brokerage fees; operations of Purchaser; lack of ownership of Shares by Stryker, Purchaser or their subsidiaries; Stryker and Purchaser having, at the Offer Closing, all funds necessary to consummate the Offer Closing; and the absence of other agreements with any member of the Wright Board or officers or employees of Wright or its subsidiaries.

None of the representations and warranties contained in the Purchase Agreement will survive the Acceptance Time.

Conduct of Wright Pending the Offer Closing

Except (a) as set forth in the Wright Disclosure Letter, (b) as required by applicable law, (c) as expressly required by the Purchase Agreement or (d) with the prior written consent of Stryker (which consent will not be unreasonably delayed, withheld or conditioned), from the date of the Purchase Agreement until the earlier of the Offer Closing or the date the Purchase Agreement is validly terminated in accordance with its terms (the “Pre-Closing Period”), Wright will, and will cause its subsidiaries to, carry on their respective businesses in the ordinary course of business consistent with past practice and use reasonable best efforts to preserve intact their respective current business organizations, keep available the services of their respective current officers, employees and consultants and preserve their respective relationships with customers, suppliers, partners, licensors, licensees, distributors and others having business dealings with it. During the Pre-Closing Period and except as set forth in the Wright Disclosure Letter, as required by applicable law or as expressly required by the Purchase Agreement, Wright will not and will not permit any of its subsidiaries, without the prior written consent of Stryker (which, in the case of clauses 3, 5, 6, 10, 13, 14, 17 and 24 (solely to the extent relating to the foregoing actions described in this parenthetical) below, consent will not be unreasonably delayed, withheld or conditioned), to:

1.

(A) declare, set aside or pay any dividends on or make other distributions (whether in cash, stock or property) in respect of any of its share capital, equity interests or other ownership or voting interests or (B) directly or indirectly redeem, repurchase or otherwise acquire any shares of its share capital, equity interests or other ownership or voting interests or any Wright Stock Options, RSUs, PSUs, or rights to acquire the Shares under the Wright ESPP with respect thereto except, in each case, (i) for the declaration and payment of cash dividends or distributions by a direct or indirect, wholly-owned subsidiary of Wright solely to its parent in the ordinary course of business consistent with past practice, (ii) Shares for the purpose of fulfilling its obligations under the Wright ESPP, to the extent consistent with past practice and as contemplated by the Purchase Agreement, (iii) for any dispositions of Shares to Wright as a result of a net share settlement of any Wright Stock Option or to satisfy withholding Tax obligations in respect of any Wright Stock Option, RSU or PSU, in each case in accordance with the applicable Wright Equity Plan or (iv) any forfeitures or repurchases of Shares issued pursuant to or granted as awards under Wright Equity Plans, in each case, in accordance with the applicable Wright Equity Plan;

2.

issue, transfer, sell, pledge, dispose of or otherwise encumber, or authorize the issuance, transfer, sale, pledge, disposition or other encumbrance of, (A) any shares of its share capital, equity interests or other ownership or voting interests in Wright or any of its subsidiaries, (B) any securities convertible into or exchangeable or exercisable for any such shares, equity interests or ownership or voting interests, (C) any phantom equity or similar contractual rights or (D) any rights, warrants or options to acquire or with respect to any such share capital, equity interests or other ownership or voting interests or convertible or exchangeable securities or take any action to cause to be exercisable any otherwise unexercisable option under any existing share option plan except, in each case: for issuances of the Shares in respect of (i) any exercise of Wright Stock Options outstanding on the date of the Purchase Agreement, in accordance with their terms on the date of the Purchase Agreement, (ii) any vesting or delivery of Shares under RSUs outstanding on the date of the Purchase Agreement, in accordance with their terms as of the date of the Purchase Agreement or (iii) the exercise of any rights to acquire the Shares under the terms of the Wright ESPP;

3.

except as required by the terms of a Wright employee benefit plan or pursuant to a collective bargaining agreement or similar contract as in effect as of the date of the Purchase Agreement, (A) increase the wages, salary or other compensation or benefits with respect to any of Wright’s or any of its subsidiaries’ officers, directors, independent contractors or employees, except for increases in compensation in the ordinary course of business consistent with past practice, (B) establish, adopt, enter into, amend in any material respect or terminate any Wright employee benefit plan or any other plan, agreement, program or arrangement that would be a Wright employee benefit plan if in existence on the date of the Purchase Agreement, except in the ordinary course or business consistent with past practice and as would not result in material liability to Wright, (C) accelerate or take any action to accelerate any payment or benefit, or accelerate the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or consultant of Wright or any subsidiary or (D) communicate with the employees of Wright or any of its subsidiaries regarding the compensation, benefits or other treatment they will receive following the Offer Closing, unless such communication is (i) in the case of written communications, approved by Stryker in advance of such communication, (ii) required by applicable law or (iii) in the case of communications not in writing, consistent with how such compensation, benefits or other treatment is contemplated in the Purchase Agreement;

4.

(A) adopt, enter into or amend any collective bargaining agreement or other contract with any labor union, labor or trade organization or other employee representative body applicable to Wright or its subsidiaries or (B) recognize or certify any labor union, labor or trade organization, works council or group of employees of Wright or its subsidiaries as the bargaining representative for any employees of Wright or its subsidiaries;

5.	waive the restrictive covenant obligations of any current or former director, officer or employee of Wright or any of its subsidiaries;

6.

(A) hire or engage, or make a written offer to hire or engage, any (i) officer or employee (other than sales representatives), whose annual base salary or fee arrangement would exceed $175,000, other than in the ordinary course of business consistent with past practices to replace an employee who has resigned or had his or her employment or engagement terminated or (ii) sales representatives other than in the ordinary course of business consistent with past practices or (B) terminate the employment or service of any officer;

7.

amend, or propose to amend, or permit the adoption of any amendment of any organizational document of Wright (including by merger, consolidation or otherwise) or any of its subsidiaries or adopt a shareholders’ rights plan, or enter into any agreement with respect to the voting of its share capital;

8.

effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its share capital, equity interests or other ownership or voting interests;

9.

merge or consolidate with any person or adopt or effect a plan of complete or partial liquidation, dissolution, consolidation, restructuring, including an internal reorganization or transfer of equity of a subsidiary, or recapitalization;

10.

subject to clause 11 below, make capital expenditures (other than amounts spent on instruments in the ordinary course of business consistent with past practices) in any year in an aggregate amount in excess of 115% of the aggregate amount indicated in the capital expenditure budget of Wright for such year set forth in the Wright Disclosure Letter;

11.

acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a material portion of the assets of any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any material assets of any other person, except for the purchase of inventory and supplies from suppliers or vendors in the ordinary course of business or in individual transactions involving less than $1.5 million in assets;

12.

(A) incur, create, assume or otherwise become liable or responsible for, whether directly, indirectly, contingently or otherwise, any indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another person or enter into any agreement or arrangement having the economic effect of any of the foregoing, except for loans between or among Wright and any of its subsidiaries incurred in the ordinary course of business consistent with past practice, (B) make any loans or advances to any other person other than loans between or among Wright and any of its subsidiaries made in the ordinary course of business consistent with past practice, (C) make any capital contributions to, or investments in, any other person, (D) repurchase, prepay or refinance any indebtedness, except for short-term indebtedness incurred in the ordinary course of business consistent with past practice, (E) cancel any material indebtedness (individually or in the aggregate), (F) enter into any capital lease with aggregate annual payments of an amount greater than $1 million and (G) incur any Indebtedness not otherwise covered by the foregoing clauses (A) – (F) in the ordinary course of business consistent with past practice of any amount greater than $1 million per incurrence or $5 million in the aggregate;

13.

sell, contribute, distribute, transfer, license, assign, mortgage, encumber, or incur or permit to exist any lien on (other than certain permitted liens) or otherwise abandon, withdraw or dispose of (A) any assets (other than intellectual property owned by Wright or any of its subsidiaries) with a net book value in excess of $100,000 in the aggregate or (B) any intellectual property owned by Wright or any of its subsidiaries or intellectual property exclusively licensed to Wright or any of its subsidiaries, except, in the case of clause (A), in the ordinary course of business consistent with past practices among Wright and any of its subsidiaries or, in the case of clause (B), with respect to (i) certain licenses and non-exclusive licenses granted in the ordinary course of business consistent with past practices pursuant to Wright’s or its subsidiaries’ standard customer contracts or (ii) abandonments or withdrawals of immaterial intellectual property owned by Wright or any of its subsidiaries in the ordinary course of business consistent with past practices;

14.

commence, pay, discharge, settle, compromise or satisfy any legal action, except, in the case of legal actions unrelated to the Purchase Agreement or the transactions contemplated by the Purchase Agreement, settlements that result solely in payment of monetary consideration (without the admission of wrongdoing) not greater than $500,000 in any individual legal action or $5 million in the aggregate;

15.

change its fiscal year, revalue any of its material assets (except for the revaluation of inventory on an annual basis in the ordinary course of business) or change any of its financial, actuarial, reserving or tax accounting methods or practices in any material respect, except as required by GAAP or applicable law;

16.

(A) make, change or revoke any material tax election with respect to Wright or any of its subsidiaries, (B) file any material amended tax return or claim for refund of material taxes with respect to Wright or any of its subsidiaries, (C) enter into any “closing agreement” as described in Section 7121 of the United States Internal Revenue Code of 1986 (the “Code”) (or any corresponding or similar provision of state, local or non-U.S. law), tax allocation agreement, tax sharing agreement, tax indemnity agreement relating to or affecting any material tax liability or refund of material taxes with respect to Wright or any of its subsidiaries, (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any material tax with respect to Wright or any of its subsidiaries or (E) settle or compromise any material tax liability or refund of material taxes with respect to Wright or any of its subsidiaries or surrender any right to claim a material tax refund;

17.

enter into, waive, release or assign any material rights or claims under, or renew, affirmatively determine not to renew, amend or modify in any material respect, exercise any options or rights of first offer or refusal under or terminate, material contracts, except, in the case of certain material contracts, in the ordinary course of business consistent with past practices, provided, that the foregoing exception will not apply to the extent such entry into, waiver, release or assignment of, renewal or affirmative determination not to renew, amendment, exercise or termination of such contract requires or provides for consent, acceleration, termination or any other material right for the benefit of a third party or consequence to Wright that is triggered in whole or in part by any of the transactions contemplated by the Purchase Agreement;

18.

abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any material permits held by Wright or any of its subsidiaries in a manner that would materially impair the operation of the business of Wright and its subsidiaries;

19.

enter into a research or collaboration arrangement (other than any service or product development agreements with health care providers entered into in the ordinary course of business consistent with past practice) under which contemplated payments by or to Wright are in excess of $2.5 million in the aggregate in any 12 month period;

20.

grant any options or rights or enter into any agreement, which requires payments to or from Wright or any of its subsidiaries in excess of $2.5 million, to (A) sell, assign, transfer, lease, license or otherwise dispose of any real property owned or leased by Wright or any of its subsidiaries or any portion thereof or interest therein or (B) purchase or otherwise acquire any real property or any interest therein;

21.

unless Wright determines in good faith, after consultation with its outside legal counsel, that a meeting is required by applicable law, convene any general or special meeting of the shareholders of Wright other than the Extraordinary General Meeting, any subsequent extraordinary general meeting, pursuant to the Purchase Agreement and the holding of the 2020 annual general meeting of shareholders of Wright on or prior to June 30, 2020;

22.

forgive any loans or advances to any officers, employees or directors of Wright or its subsidiaries, or any of their respective affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such persons;

23.

fail to use commercially reasonable efforts to (A) maintain in effect the existing material insurance policies covering Wright and its subsidiaries and their respective properties, assets and businesses or (B) preserve the rights of Wright and its subsidiaries to pursue current and/or future claims under the current and prior versions of such material insurance policies, provided that Wright or its subsidiaries will not be required to institute a lawsuit against any present or former insurance carrier; or

24.	authorize, agree or commit to take any of the actions described in clauses 1 through 23 above.

No Solicitation

Wright has agreed that it will not, will cause its subsidiaries not to, and will instruct (and use it reasonable best efforts to cause) its representatives not to:

•

directly or indirectly initiate, solicit or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal or any inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal;

•

directly or indirectly engage in, enter into or participate in any discussions or negotiations with any person (or its representatives) making an Acquisition Proposal or inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal; or

•

provide any information or afford access to the properties of Wright or its subsidiaries to, or take any other action to knowingly assist or knowingly encourage or knowingly facilitate any effort by any person (other than Stryker, Purchaser or any representatives of Stryker or Purchaser) in a manner that would reasonably be expected to lead to an Acquisition Proposal or in connection with or in response to any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal.

Wright has also agreed that it will, and will cause its subsidiaries to, and will instruct (and use it reasonable best efforts to cause) its representatives to, (a) immediately cease any activities, solicitation, discussions or negotiations with any person (or its representatives) (other than Stryker, Purchaser or any representatives of Stryker or Purchaser) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (b) to the extent Wright has the right to do so, will, within one business day of the date of the Purchase Agreement, request the return or destruction of all confidential information provided by or on behalf of Wright or its subsidiaries to any such person (or its representatives) and (c) terminate, within one business day of the date of the Purchase Agreement, access to any such person (or its representatives) any physical or electronic data rooms relating to a possible Acquisition Proposal. Subject to the provisions of the Purchase Agreement, Wright and its representatives may in any event inform a person that has made an Acquisition Proposal about the non-solicitation provisions of the Purchase Agreement.

If, at any time following the date of the Purchase Agreement and prior to the Acceptance Time, (a) Wright has received a written Acquisition Proposal that did not result from a material breach of the non-solicitation provisions of the Purchase Agreement and (b) the Wright Board determines, in good faith, after consultation with its outside counsel and financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal (as defined below), then Wright may (i) furnish information with respect to Wright and its subsidiaries to the person making such Acquisition Proposal and its representatives and (ii) participate in discussions or negotiations with such person and its representatives regarding such Acquisition Proposal, provided that (x) Wright will not, and will instruct (and use it reasonable best efforts to cause) its representatives not to, disclose any non-public information to such person (or its representatives) unless Wright has, or first enters into, a confidentiality agreement with such person with confidentiality provisions that, taken as a whole, are not less restrictive to the other Person than those contained in the confidentiality agreement between Stryker and Wright and (y) Wright will, substantially concurrently, and in any event within one business day, provide or make available to Stryker any information concerning Wright or its subsidiaries provided or made available to such other person (or any of its representatives) that was not previously provided or made available to Stryker and Purchaser.

Wright will not, and will cause its representatives not to, release any person from, or waive, amend or modify any provision of, or grant permission under or fail to enforce, any standstill provision in any agreement to which Wright is a party, provided that, if the Wright Board determines in good faith, after consultation with its outside counsel that the failure to take such action would be inconsistent with its fiduciary duties under applicable law, Wright may waive any such standstill provision to the extent necessary to permit the applicable person (if such person has not been solicited in material breach of the non-solicitation provisions of the Purchase Agreement) to make, on a confidential basis to the Wright Board, an Acquisition Proposal, conditioned upon such person agreeing that Wright will not be prohibited from providing any information to Stryker (including regarding any such Acquisition Proposal) in accordance with, and otherwise complying with, the non-solicitation provisions of the Purchase Agreement.

Wright is required to promptly (and in any event within one business day after receipt thereof) notify Stryker of (a) the receipt by Wright of an Acquisition Proposal or inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal or any requests for information, or any discussions or negotiations sought to be initiated or continued related to the foregoing and (b) the terms and conditions of any Acquisition Proposal (including a copy of such Acquisition Proposal) and any such inquiry, proposal, offer, request or contact. Wright has agreed to keep Stryker reasonably informed, on a prompt basis (and, in any case, within one business day of any significant development, discussions or negotiations) as to the status of such Acquisition Proposal or such inquiry, proposal, offer, request or contact, including by promptly (and in no event later than one business day) (i) disclosing to Stryker the identity of the person making such Acquisition Proposal or such inquiry, proposal, offer, request or contact and (ii) providing to Stryker complete, unredacted copies of any correspondence, proposals, indications of interest and/or draft and final agreements (including schedules, exhibits and any other written materials related thereto (including any financing commitments received)) (and comments thereon) exchanged between Wright or its subsidiaries or any of its or its subsidiaries’ representatives, on the one hand, and the person (or any of its representatives) making such Acquisition Proposal or such inquiry, proposal, offer, request or contact, on the other hand.

For purposes of the Purchase Agreement, “Acquisition Proposal” means any offer or proposal (whether or not in writing) made or renewed by a person or group (other than Stryker or Purchaser) at any time after the date of the Purchase Agreement relating to, or that would reasonably be likely to lead to, any person or group acquiring, directly or indirectly, beneficial ownership of 15% or more of any class of equity or voting securities of Wright (or of any resulting parent company of Wright ) or assets representing 15% or more of the consolidated revenues, net income or total assets of Wright and its subsidiaries, pursuant to a merger, consolidation, joint-venture, recapitalization, dissolution, liquidation or other business combination, sale of share capital, sale, license or other transfer or disposition of assets, tender offer or exchange offer, or similar transaction, including any single or multi-step transaction or series of related transactions, in each case, other than the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution and the Mergers.

For purposes of the Purchase Agreement, “Superior Proposal” means a written Acquisition Proposal (provided that for purposes of this definition, references to “15% or more” in the definition of “Acquisition

Proposal” will be deemed to be references to “more than 50%”) that did not result from a material breach of the non-solicitation provisions of the Purchase Agreement that (a) the Wright Board determines in good faith is reasonably likely to be consummated on the terms proposed and (b) the Wright Board determines in good faith, after consultation with its outside counsel and financial advisor, is more favorable to Wright, and its shareholders, employees and other stakeholders than the transactions contemplated by the Purchase Agreement after giving effect to any changes to the Purchase Agreement proposed by Stryker in response to such Acquisition Proposal.

Wright has agreed that the Wright Board and each committee thereof will not (a) approve or adopt, or permit Wright or any of its subsidiaries to (and neither Wright nor any of its subsidiaries will) enter into or execute, any binding or non-binding letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to or that would reasonably be expected to lead to (other than a confidentiality agreement pursuant to the non-solicitation covenant) an Acquisition Proposal (an “Alternative Acquisition Agreement”) or publicly propose to take such action or (b) make a Change of Board Recommendation.

For purposes of the Purchase Agreement, “Change of Board Recommendation” means:

•	the withdrawal or modification or qualification of the Wright Board Recommendation or any public proposal to withdraw, modify or qualify the Wright Board Recommendation;

•

the approval, authorization or recommendation by the Wright Board or any committee thereof of any Acquisition Proposal or any public proposal by the Wright Board or any committee thereof to approve, authorize or recommend any Acquisition Proposal;

•	the failure to include the Wright Board Recommendation in the Schedule 14D-9 or in the proxy statement when disseminated to the holders of Shares;

•

the failure by Wright, within 10 business days of the public announcement of the commencement of a tender or exchange offer for Shares that constitutes an Acquisition Proposal (whether or not a Superior Proposal) by a person other than Stryker or any of its subsidiaries, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of the Shares reject such Acquisition Proposal and not tender any Shares into such tender or exchange offer; or

•

the failure by the Wright Board to publicly reaffirm the Wright Board Recommendation within 10 business days after receiving a written request from Stryker to provide such public reaffirmation following public disclosure of an Acquisition Proposal (or, if earlier (but still, after a written request delivered by Stryker to Wright at least 48 hours prior to the then-scheduled Expiration Time, or the Extraordinary General Meeting or any subsequent extraordinary general meeting, as applicable), prior to the then-scheduled Expiration Time, or the Extraordinary General Meeting or any subsequent extraordinary general meeting, as applicable), provided, that, Stryker may deliver only one such request with respect to any Acquisition Proposal subject to this clause (it being understood that any change to the financial terms or any other material terms of any such Acquisition Proposal, will constitute a new Acquisition Proposal for this purpose).

Prior to the Acceptance Time, Wright may make a Change of Board Recommendation and terminate the Purchase Agreement to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal (so long as prior to or concurrently with, and as a condition to the effectiveness of, such termination, Wright pays to Stryker the termination fee described below) if:

•

Wright receives a written Acquisition Proposal that did not result from a material breach of the non-solicitation provisions of the Purchase Agreement, and the Wright Board determines in good faith, after consultation with its outside counsel and financial advisor, constitutes a Superior Proposal;

•	the Wright Board determines in good faith, after consultation with its outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable law;

•

Wright has notified Stryker in writing that it intends to terminate the Purchase Agreement to enter into such Alternative Acquisition Agreement and provided Stryker a copy of the proposed definitive agreement (and related agreements);

•

Wright has negotiated, and has instructed (and will have used it reasonable best efforts to cause) its representatives to negotiate, in good faith, with Stryker and its representatives during the four or two business day notice period, as applicable, to the extent Stryker requests to negotiate, to enable Stryker to revise the terms of the Purchase Agreement in such a manner that would cause such Superior Proposal to no longer constitute a Superior Proposal; and

no earlier than the end of the four or two business day notice period, as applicable, the Wright Board determines in good faith (after consultation with its outside counsel and financial advisor), after taking into consideration the terms of any proposed amendment or modification to the Purchase Agreement that Stryker has committed in writing to make during the four or two business day notice period, as applicable, that (a) the relevant Acquisition Proposal continues to constitute a Superior Proposal and (b) that the failure to take any such action would be inconsistent with its fiduciary duties under applicable law

In addition, prior to the Acceptance Time, Wright may, other than in connection with or relating to an Acquisition Proposal, make a Change of Board Recommendation in response to an Intervening Event (as defined below) if:

•	the Wright Board determines in good faith, after consultation with its outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable law;

•

Wright has notified Stryker in writing that it intends to effect a Change of Board Recommendation (which notice will reasonably specify the facts and circumstances providing the basis of the Intervening Event and for the Wright Board’s determination to effect the Change of Board Recommendation);

•

Wright has negotiated, and has instructed (and will have used it reasonable best efforts to cause) its representatives to negotiate, in good faith, with Stryker and its representatives during the four business day notice period, to the extent Stryker requests to negotiate, to enable Stryker to revise the terms of the Purchase Agreement in such a manner that would eliminate the need for taking such action; and

•

no earlier than the end of the four business day notice period, the Wright Board determines in good faith (after consultation with its outside counsel), after considering the terms of any proposed amendment or modification to the Purchase Agreement that Stryker has committed in writing to make during the four business day notice period, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable law.

For purposes of the Purchase Agreement, “Intervening Event” means a material change, effect, event, circumstance, occurrence or other matter that was not known to the Wright Board or any committee thereof on the date of the Purchase Agreement (or if known, the consequences of which were not known to the Wright Board or any committee thereof as of the date of the Purchase Agreement), which change, effect, event, circumstance, occurrence or other matter, or any consequence thereof, becomes known to the Wright Board or any committee thereof prior to the Acceptance Time, provided, that in no event will any Acquisition Proposal or any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal constitute an Intervening Event.

The Purchase Agreement does not prohibit Wright or the Wright Board or a committee thereof from (a) taking and disclosing to the holders of Shares a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act or (b) making any disclosure if the Wright Board determines, in good faith, after consultation with its outside counsel, that the failure to make such statement would be inconsistent with its fiduciary duties under applicable law, provided that any such disclosure (other than issuance by Wright of a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that does not expressly reaffirm the Wright Board Recommendation will be deemed to be a Change of Board Recommendation.

Compensation Arrangements

Prior to the Acceptance Time, the Compensation Committee of the Wright Board will take all actions that may be required to approve, as an “employment compensation, severance or other employee benefit arrangement” within the meaning of Rule 14d-10(d)(2) promulgated under the Exchange Act, any and all Compensation Actions taken after January 1 of the current fiscal year and prior to the Acceptance Time that have not already been so approved, where “Compensation Action” means any (a) granting by Wright or its subsidiaries to any present or former director or officer of any increase in compensation or benefits or of the right to receive any severance or termination compensation or benefit; (b) entry by Wright or its subsidiaries into any employment, consulting, indemnification, termination, change of control, non-competition or severance agreement with any present or former director or officer, or any approval, amendment, or modification of any such agreement; or (c) approval of, amendment to, or adoption of any a Wright employee benefit plan.

Delisting

Wright has agreed that prior to the Offer Closing it will, at Purchaser’s request, cooperate with Stryker and Purchaser and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable laws and rules and policies of the Nasdaq to cause the delisting of Wright and the Shares from the Nasdaq as promptly as practicable after the Offer Closing and the deregistration of the Shares under the Exchange Act as promptly as practicable after such delisting.

Anti-Takeover Measures

Wright and the Wright Board (and any applicable committees thereof) will take all actions necessary so that no anti-takeover measure is or becomes applicable to any of the transactions contemplated by the Purchase Agreement. If any anti-takeover measure becomes applicable to any of the transactions contemplated by the Purchase Agreement, Wright and the Wright Board (and any applicable committees thereof) will grant such approvals and take such actions as are necessary so that any such transactions may be consummated as promptly as practicable on the terms contemplated by the Purchase Agreement and otherwise act to eliminate such anti-takeover measures in respect of such transactions.

Director and Officer Liability

For a period of six years after the Offer Closing, Wright will, and Stryker will cause Wright to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of Wright’s organizational documents as in effect immediately prior to the Offer Closing solely with respect to acts or omissions occurring prior to the Offer Closing and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any present (as of the Offer Closing) or former director or officer of Wright.

In addition, Stryker and Purchaser will, jointly and severally, from and after the Offer Closing, indemnify and hold harmless Wright, its subsidiaries and each present (as of the Offer Closing) or former director or officer of Wright against any liability for or on account of tax in connection with a Post-Offer Reorganization, including all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any action in relation thereto, provided that, any such indemnity will be limited to taxes incurred in such person’s capacity as a director or officer of Wright and not as a holder of Shares or other equity of Wright.

Wright may purchase prior to the Offer Closing, and if Wright does not purchase prior to the Offer Closing, Stryker will use reasonable best efforts to cause Wright to purchase at or after the Offer Closing, a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by Wright in respect of acts or omissions occurring at or prior to the Offer Closing, which tail policy (a) will be effective for a period from the Offer Closing through and including the date six years after the Offer Closing with respect to claims arising from facts or events that existed or occurred prior to or at the Offer Closing and (b) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies, provided, that, the premium for such tail policy may not be (and Stryker will not be required to cause Wright to expend) in excess of 300% of the last annual premium paid prior to the Offer Closing. Stryker will cause any such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by Wright.

Employee Matters

For a period beginning on the date of the Offer Closing and ending on the first anniversary of such date or such earlier date as a Current Employee’s (as defined below) employment terminates, Stryker will or will cause Wright and its subsidiaries to, maintain for each individual who is employed by Wright or its subsidiaries at the Offer Closing (each, a “Current Employee”):

•

base compensation and target annual cash incentive compensation or bonus opportunity (but subject to applicable adjustments to performance goals following the Offer Closing) that are at least as favorable as that provided to such Current Employee immediately prior to the Offer Closing;

•

benefits that are at least as favorable in the aggregate to those benefits (excluding equity or equity-related awards and any defined benefit pension benefits) provided to such Current Employee immediately prior to the Offer Closing; and

•

severance benefits that are at least as favorable as the severance benefits (excluding equity or equity-related severance benefits) provided to such Current Employee immediately prior to the Offer Closing.

Prior to the Acceptance Time, Wright may pay to each Current Employee who is employed by Wright or one of its subsidiaries at the time of such payments the following cash bonuses:

•

at the time such bonuses are typically paid, up to an amount due to such Current Employee under Wright’s annual bonus program assuming the achievement of applicable performance metrics at the higher of “target” or actual performance in 2019;

•

up to an amount due to such Current Employee under Wright’s annual bonus program assuming if the Acceptance Time occurs in 2020, the achievement of applicable performance metrics at “target” in 2020 with such amount being pro-rated for the portion of the year prior to the Acceptance Time; and

•

up to an amount due to such Current Employee under Wright’s annual bonus program assuming if the Acceptance Time occurs in 2021, (a) the achievement of applicable performance metrics at the higher of “target” or actual performance in 2020 and (b) the achievement of applicable performance metrics at “target” in 2021 with such amount being pro-rated for the portion of the year prior to the Acceptance Time.

Each Current Employee will be credited with his or her years of service for purposes of eligibility, vesting and level of benefits under the employee benefit plans of Stryker, Wright and its other subsidiaries (excluding for benefit accrual purposes under any defined benefit plan) that such Current Employees may be eligible to participate in after the Offer Closing, to the same extent as such service was taken into account under any comparable Wright benefit plan immediately prior to the date of the Offer Closing. In addition, Stryker will not subject Current Employees to any eligibility requirements, actively-at-work requirements, pre-existing condition limitations or waiting periods under any employee benefit plan of Stryker, Wright or its other subsidiaries for any condition for which the Current Employee would have been entitled to coverage under a corresponding benefit plan of Wright prior to the Offer Closing, and if Current Employees commence participating in employee benefit plans of Stryker, Wright and other subsidiaries other than on the first day of a plan year, Stryker will use commercially reasonable efforts to provide credit under such benefit plans for any expenses incurred by Current Employees and their covered dependents under a benefit plan of Wright during the portion of the plan year that includes the Offer Closing for purposes of satisfying any applicable copayments, co-insurance, deductibles, maximum out-of-pocket requirements and other out-of-pocket expenses or similar requirements under any such plans applicable to Current Employees and their covered dependents in respect of the plan year in which the Offer Closing occurs, subject to Stryker’s receipt of necessary information related to amounts paid by such Current Employees

Regulatory Approvals; Efforts

Stryker, Purchaser and Wright have agreed to use their reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable laws to consummate the Offer by or before the Outside Date. In addition, Stryker, Purchaser and Wright have agreed to, (a) in cooperation and consultation with each other, make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and all other filings required pursuant to applicable foreign antitrust laws with respect to the Transactions as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline (provided that the filing of a Notification and Report Form pursuant to the HSR Act must be made within 10 business days after the date of the Purchase Agreement, unless otherwise agreed to by Wright and Stryker in writing) and (b) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested (including pursuant to a second or similar request) pursuant to the HSR Act or any other antitrust law. Stryker will, with the reasonable cooperation of Wright, be responsible for making any filing or notification, or draft filing as may be the case, required or advisable under foreign antitrust laws as promptly as reasonably practicable after the date of the Purchase Agreement, unless otherwise agreed to by Wright and Stryker in writing. Stryker, Purchaser and Wright will also consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to each other in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by, or on behalf of, them in connection with proceedings under or relating to any antitrust laws, provided that Stryker will have the right to devise, control and direct the strategy and timing for, and making of all material decisions relating to (and will take the lead in all meetings and communications with any governmental body relating to), obtaining any consent of a governmental body relating to antitrust laws, including resolving any action related to any such consent.

Stryker, Purchaser and Wright have agreed (a) to furnish to each other such information and assistance as the other may reasonably request in connection with obtaining any consent or any action under or relating to antitrust laws or otherwise relating to or to facilitate a Remedy (as defined below), (b) to give each other reasonable advance notice of all meetings with any governmental body relating to any antitrust laws or otherwise relating to or to facilitate a Remedy, (c) to give each other an opportunity to participate in each of such meetings, (d) to the extent practicable, to give each other reasonable advance notice of all substantive oral communications with any governmental body relating to any antitrust laws, (e) if any governmental body initiates a substantive oral communication regarding any antitrust laws, to promptly notify the other party of the substance of such communication, (f) to provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a governmental body regarding any antitrust laws and (g) to provide each other with copies of all substantive written communications to or from any governmental body relating to any antitrust laws.

Stryker has agreed to, and will cause each of its subsidiaries to, take any and all actions necessary to obtain any consents, clearances or approvals required under or in connection with the HSR Act and any other antitrust laws to enable all applicable waiting periods to expire, and to avoid or eliminate impediments under applicable antitrust laws asserted by any governmental body, in each case, to cause the Offer to be consummated prior to the

Outside Date, including if necessary to obtain clearance by any governmental body before the Outside Date, offering, negotiating, committing to, and effecting, by consent decree, hold, separate order, or otherwise, the sale, divestiture, license or other disposition of any and all of the capital stock, assets, equity holdings, rights, products or businesses of Stryker and its subsidiaries (including Wright and its subsidiaries), and any other restrictions on the activities of Stryker and its subsidiaries (including Wright and its subsidiaries) (the foregoing, a “Remedy”). To assist Stryker in complying with such obligations, Wright will (and will cause its subsidiaries to) enter into one or more agreements requested by Stryker to be entered into by any of them prior to the Offer Closing with respect to a Remedy. Without Stryker’s prior written consent, Wright will not (and will not permit any of its subsidiaries to) take or cause to be taken, do or cause to be done, offer, negotiate, commit to or effect any Remedy. Notwithstanding anything in the Purchase Agreement to the contrary, (a) Stryker’s obligation to (and to cause its subsidiaries (including for this purpose, Wright and its subsidiaries) to) offer, negotiate, commit to or effect any Remedy or Remedies will be limited to (i) total ankle replacement products and services and (ii) other products and services that represented, individually or in the aggregate, less than $25 million of annual revenue generated during the 2018 fiscal year and (b) Stryker will not be required to (or to cause its subsidiaries (including for this purpose, Wright and its subsidiaries) to) offer, negotiate, commit to or effect any Remedy or Remedies other than those required pursuant to clause (a).

In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a governmental body challenging any transaction contemplated by the Purchase Agreement, Stryker, Purchaser and Wright will cooperate in all respects with each other and will use their reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction, decision or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of such transactions.

Litigation

Except as otherwise set forth in the Purchase Agreement with regards to regulatory approvals, Wright will control any action brought against Wright or any of its subsidiaries or their directors or officers relating to or in connection with the Purchase Agreement or the transactions contemplated thereby, provided that (a) Wright will notify Stryker as soon as possible of such actions, (b) Wright will consult with Stryker regarding the defense of any such actions, and Stryker will have a right to participate in such defense and (c) Wright will not compromise or settle or offer to compromise or settle any such actions without the prior written consent of Stryker (which consent will not be unreasonably withheld, delayed or conditioned).

Financing Cooperation

Wright has agreed to, and will cause its Subsidiaries to, and will use its reasonable best efforts to cause its and their respective representatives to, on a timely basis, provide reasonable cooperation requested in writing by Stryker that is customary in connection with the arrangement, marketing, syndication and consummation of any public or private debt financing or any public or private equity offering, including any offering of derivative securities or other securities exchangeable for, or convertible into, equity securities (and the satisfaction of the conditions precedent to funding thereof) for transactions that are similar to the transactions contemplated by the Purchase Agreement. The obtaining of any financing is not a condition to the Offer Closing. If financing has not been obtained, Stryker and Purchaser will continue to be obligated, prior to any valid termination of the Purchase Agreement, and subject to the fulfillment or waiver of the conditions of the Offer, to complete the Offer and consummate the transactions contemplated by the Purchase Agreement.

Treatment of Certain Wright Indebtedness

Wright has agreed not to make any change to the terms of the indentures governing its Cash Convertible Senior Notes due 2020 (which matured on February 15, 2020), Cash Convertible Senior Notes due 2021 and Cash Convertible Senior Notes due 2023 (collectively, the “Convertible Notes”) without the prior written consent of Stryker. In addition, Wright and its subsidiaries will take all actions as may be required in accordance with, and subject to, the terms of such indentures including, without limitation, delivery, issuance or entry into, as applicable, of any notices, certificates, press releases, supplemental indentures, legal opinions, officers’ certificates or other documents or instruments required to comply with such indentures. At the Offer Closing, Wright will take all necessary action to perform and comply with all of its obligations under the indentures governing its Convertible Notes within the time periods required thereby, provided that any opinions of counsel required by such indentures, or as may be required by the trustee pursuant to such indentures, will be delivered by Wright and its counsel to the extent required to be delivered in connection with the transactions contemplated by the Purchase Agreement. In addition, Wright has agreed to take all commercially reasonable actions requested by Stryker in connection with making elections under, amending, obtaining waivers, and/or unwinding or otherwise settling the hedge and warrant transactions associated with the Convertible Notes.

Other Covenants

The Purchase Agreement contains other customary covenants and agreements, including, but not limited to, covenants related to access to information, confidentiality, public announcements and notification of certain matters.

Termination of the Purchase Agreement

The Purchase Agreement may be terminated and the transactions contemplated by the Purchase Agreement may be abandoned at any time prior to the Acceptance Time:

•	by mutual written consent of Wright and Stryker;

•	by either Wright or Stryker, if:

•

any court or other governmental body of competent jurisdiction has issued a final judgment, injunction order, decree or ruling or taken any other final action permanently restraining, enjoining or otherwise prohibiting the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution, the Mergers or any other transaction contemplated by the Purchase Agreement, and such judgment, injunction, order, decree, ruling or other action has become final and non-appealable (a “Judgment Termination”), provided that the Judgment Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the issuance of such judgment, injunction, order, decree or ruling or the taking of such other action;

•

the Acceptance Time has not occurred on or prior to the Outside Date (an “Outside Date Termination”), provided that the right to an Outside Date Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the failure of the Acceptance Time to have occurred on or before the Outside Date;

•

the Offer (as it may have been extended and re-extended in accordance with the terms of the Purchase Agreement) expires as a result of the non-satisfaction of any condition to the Offer or is terminated pursuant to its terms and the Purchase Agreement without Purchaser having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer (a “Condition Failure Termination”), provided that the Condition Failure Termination will not be available to any party if the failure of such party to perform or comply with any of its obligations under the Purchase Agreement in any material respect has been the principal cause of or principally resulted in the non-satisfaction of any such condition to the Offer or the termination of the Offer pursuant to its terms without Purchaser having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer; or

•

the Extraordinary General Meeting has been held and been concluded and (a) the Governance Resolutions have not been adopted, (b) the Asset Sale Resolutions have not been adopted, (c) the Merger Resolutions have not been adopted or (d) the Demerger Resolution have not been adopted (an “EGM Failure Termination”);

•	by Wright:

•

if (a) Purchaser fails to commence the Offer in violation of the Purchase Agreement or (b) Purchaser, in violation of the terms of the Purchase Agreement, fails to accept for purchase Shares validly tendered (and not withdrawn) pursuant to the Offer (a “Failed Offer Termination”), provided, however, that the Failed Offer Termination will not be available if Wright has breached its obligations under the Purchase Agreement in any manner that is the principal cause of or principally resulted in the failure of the Offer to so commence;

•

if there has been a breach of any covenant or agreement made by Stryker or Purchaser in the Purchase Agreement, or any representation or warranty of Stryker or Purchaser is inaccurate or becomes inaccurate after the date of the Purchase Agreement, and such breach or inaccuracy gives rise to a Purchaser Material Adverse Effect, and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Stryker or Purchaser of written notice from Wright of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (a “Purchaser Breach Termination”), provided that the Purchaser Breach Termination will not be available if Wright is then in material breach of any of its representations, warranties, covenants or agreements under the Purchase Agreement; or

•

in order for Wright to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, the non-solicitation provisions of the Purchase Agreement (an “Alternative Acquisition Agreement Termination”);

•	by Stryker, if:

•

there has been a breach of any covenant or agreement made by Wright in the Purchase Agreement, or any representation or warranty of Wright is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy gives rise to a failure of the Wright No Breach Condition (as defined below), and such breach or inaccuracy is not capable of being cured within 30 days following receipt by Wright of written notice from Stryker or Purchaser of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (a “Wright Breach Termination”), provided the Wright Breach Termination shall not be available if Stryker or Purchaser is then in material breach of any of its representations, warranties, covenants or agreements under the Purchase Agreement; or

•

(a) the Wright Board or any committee thereof effects a Change of Board Recommendation or (b) the Wright Board or any committee thereof or Wright breaches in any material respect the non-solicitation provisions of the Purchase Agreement (a “Change of Board Recommendation Termination”).

Effect of Termination

If the Purchase Agreement is terminated pursuant to its terms, it will become void and of no effect with no liability on the part of any party (or of any of its representatives) and all rights and obligations of any party shall cease, except that (a) certain specified provisions of the Purchase Agreement will survive, including those with respect to the Termination Fee (as defined below) and (b) no such termination will relieve any person of any liability for damages resulting from a material breach of the Purchase Agreement that is a consequence of an act or omission intentionally undertaken by the breaching party with the knowledge that such act or omission would, or would reasonably be expected to, result in a material breach of the Purchase Agreement or fraud. Stryker will cause the Offer to be terminated immediately after any termination of the Purchase Agreement.

Termination Fee

Wright has agreed to pay Stryker a termination fee of $150 million (the “Termination Fee”) if:

•	the Purchase Agreement is terminated by Wright pursuant to an Alternative Acquisition Agreement Termination;

•	the Purchase Agreement is terminated by Stryker pursuant to a Change of Board Recommendation Termination; or

•

(a) the Purchase Agreement is terminated by (i) Stryker pursuant to a Wright Breach Termination on the basis of a breach of a covenant or agreement, (ii) either Stryker or Wright pursuant to an EGM Failure Termination or (iii) either Stryker or Wright pursuant to an Outside Date Termination or a Condition Failure Termination (and in the case of a termination by either Stryker or Wright pursuant to a Condition Failure Termination, at the time of the expiration or termination of the Offer, all conditions to the Offer (other than the Minimum Condition) were satisfied or waived), (b) in any such termination under clause (a), prior to such termination, an Acquisition Proposal made after the date of the Purchase Agreement has been publicly disclosed and not publicly withdrawn or is otherwise known to the Wright Board and not withdrawn (publicly, if publicly disclosed) and (c) within 12 months after any such termination, Wright or any of its subsidiaries enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal (regardless of when or whether such transaction is consummated) or any Acquisition Proposal is consummated (provided, that for purposes of clause (c), references to “15% or more” in the definition of Acquisition Proposal will be substituted for “more than 50%”).

Governing Law, Jurisdiction

The Purchase Agreement and any action arising out of or relating to the Purchase Agreement or the transactions contemplated thereby, will be governed by, and construed in accordance with, the laws of the State of Delaware. Stryker, Purchaser and Wright have (a) expressly and irrevocably submitted to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of the Purchase Agreement, the Offer, or the other transactions contemplated by the Purchase Agreement, (b) agreed not to attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agreed not to bring any action relating to the Purchase Agreement, the Offer, or the other transactions contemplated by the Purchase Agreement in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware.

Specific Performance

Stryker, Purchaser and Wright have agreed that in the event of any breach of the Purchase Agreement, irreparable harm would occur that monetary damages could not make whole and that accordingly each party will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of the Purchase Agreement in any action without the posting of a bond or undertaking.

Conditions to the Closing of the Offer

Purchaser is not required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-l(c) under the Exchange Act (relating to Purchaser’s obligation to pay for or return tendered Shares promptly after the termination or withdrawal of the Offer), to pay for any Shares validly tendered and not properly withdrawn in connection with the Offer, unless, immediately prior to the then applicable Expiration Time, each of the following conditions to the Offer has been satisfied or waived (to the extent such waiver is permitted by applicable law and the terms of the Purchase Agreement):

(a)	the Minimum Condition;

(b)	the Regulatory Clearance Condition;

(c)	the Legal Restraints Condition;

(d)

(a) Wright has not breached or failed to comply in any material respect with any of its agreements or covenants to be performed or complied with by it under the Purchase Agreement on or before the Acceptance Time, (b) the representations and warranties of Wright contained in the Purchase Agreement (other than the representations and warranties set forth in Section 3.2 (Authorization; Valid and Binding Agreement), Section 3.3(a), the first sentences of Section 3.3(b) and Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to Wright, its share capital or other interests therein) (Capitalization), Section 3.5(a)(i) (No Breach), the first sentence of Section 3.9 (Absence of Certain Developments), Section 3.21 (Brokerage), Section 3.23 (Anti-Takeover Measures) and Section 3.24 (Opinion) of the Purchase Agreement) and that (i) are not made as of a specific date are true and correct as of the Expiration Time, as though made on and as of the Expiration Time and (ii) are made as of a specific date are true as of such date, in each case, except, in the case of (i) or (ii), where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Wright Material Adverse Effect”) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Wright Material Adverse Effect, (c) the representations and warranties set forth in Section 3.2 (Authorization; Valid and Binding Agreement), Section 3.3(a), the first sentence of Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to Wright, its share capital or other interests therein) (Capitalization), Section 3.5(a)(i) (No Breach), the first sentence of Section 3.9 (Absence of Certain Developments) and Section 3.23 (Anti-Takeover Measures) of the Purchase Agreement are true and correct in all respects, except in the case of Section 3.3(a), the first sentence of Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to Wright, its share capital or other interests therein) (Capitalization) of the Purchase Agreement for de minimis inaccuracies, as of the Expiration Time as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is so true and correct or (d) the representations and warranties set forth in the first sentence of Section 3.3(b) (Capitalization), Section 3.21 (Brokerage) and Section 3.24 (Opinion) of the Purchase Agreement are true and correct in all material respects as of the Expiration Time as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is so true and correct as of such earlier date) (collectively, the “Wright No Breach Condition”);

(e)	the Material Adverse Effect Condition;

(f)

Wright has delivered to Stryker a certificate dated as of the Expiration Time signed on behalf of Wright by a senior executive officer of Wright to the effect that the Wright No Breach Condition and the Material Adverse Effect Condition have been satisfied as of the Expiration Time;

(g)	the resignations of the existing members of the Wright Board as contemplated by the Purchase Agreement have been obtained;

(h)	the Governance Resolutions Condition; and

(i)	the Purchase Agreement has not been terminated pursuant to its terms.

the foregoing conditions are for the benefit of Stryker and Purchaser and (except for the Minimum Condition and the condition set forth in the last bullet above) may be waived (where permitted by applicable law) by Stryker or Purchaser in whole or in part at any time or from time to time prior to the Expiration Time, in each case, subject to the terms and conditions of the Purchase Agreement and the applicable rules and regulations of the SEC. The foregoing conditions are in addition to, and not a limitation of, the rights and obligations of Purchaser to extend, terminate, amend and/or modify the Offer in accordance with the terms and conditions of the Purchase Agreement and the applicable rules and regulations of the SEC. Each of the foregoing conditions is independent of any of the other foregoing conditions; the exclusion of any event from a particular condition does not mean that such event may not be included in another condition. Neither Purchaser nor Stryker may assert that any of the foregoing conditions have not been satisfied if the circumstances giving rise to such condition having not been satisfied resulted from the action or inaction of Purchaser or Stryker. If Purchaser waives a material condition of the Offer, Purchaser will disseminate additional tender offer materials and extend the Offer if and to the extent required by Rules 14d-4(d)(1), 14d-6(c), and 14e-1 under the Exchange Act.

With respect to the Minimum Condition, in order to comply with U.S. tender offer rules, if Purchaser waives (in whole or in part with the written consent of Wright) the Minimum Condition, or the threshold contemplated by the Minimum Condition changes (to the extent contemplated under the Purchase Agreement and described in the definition of “Minimum Condition”), prior to the expiration of the Offer (including during any extension of the Expiration Time), then at least five business days prior to the Expiration Time (as it may be extended pursuant to the terms of the Purchase Agreement and as described in the Offer to Purchase), Purchaser will announce such waiver or change of the Minimum Condition and amend the Schedule TO and the Offer to Purchase to reflect such waiver or change, including, if applicable, the effect of any change to the ownership percentage that Purchaser and Stryker may own after the offer. Such an announcement of any waiver of or change in the threshold applicable under the Minimum Condition will be made by Purchaser in a press release, which will state the exact percentage threshold applicable under the Minimum Condition (in the case of change of the threshold applicable under the Minimum Condition) and will advise Wright shareholders to withdraw their tendered Shares immediately if their willingness to tender their Shares into the Offer would be affected by such waiver or change of the Minimum Condition. During the five business day period after Purchaser makes the announcement described in this paragraph, the Offer will remain open and holders of Shares who have tendered their Shares in the Offer will be entitled to withdraw their Shares. Once the Expiration Time has occurred, holders of Shares will not be entitled to withdraw their tendered Shares.

Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement

When considering the recommendation of the Wright Board that you vote to adopt each of the Extraordinary General Meeting Proposals, you should be aware that certain members of Wright management and the Wright Board may be deemed to have certain interests in the Offer and the other transactions contemplated by the Purchase Agreement that are different from or in addition to the interests of Wright shareholders generally, as more fully described below. The Wright Board was aware of these interests and considered that such interests may be different from or in addition to the interests of Wright shareholders generally, among other matters, in determining to approve the Purchase Agreement, the Offer and the other transactions contemplated by the Purchase Agreement and in recommending that the Extraordinary General Meeting Proposals be adopted by the shareholders of Wright. For the purpose of each of the Wright plans and agreements described below, the consummation of the Offer and the other transactions contemplated by the Purchase Agreement will constitute a “change in control,” “change of control” or term of similar meaning with respect to Wright.

Insurance and Indemnification of Directors and Executive Officers

For a period of six years after the Offer Closing, Wright will, and Stryker will cause Wright to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of Wright’s organizational documents as in effect immediately prior to the Offer Closing solely with respect to acts or omissions occurring prior to the Offer Closing and will not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any present (as of the Offer Closing) or former director or officer of Wright.

In addition, Stryker and Purchaser will, jointly and severally, from and after the Offer Closing, indemnify and hold harmless Wright, its subsidiaries and each present (as of the Offer Closing) or former director or officer of Wright against any liability for or on account of tax in connection with a Post-Offer Reorganization, including all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any action in relation thereto, provided that, any such indemnity will be limited to taxes incurred in such person’s capacity as a director or officer of Wright and not as a holder of Shares or other equity of Wright.

Wright may purchase prior to the Offer Closing, and if Wright does not purchase prior to the Offer Closing, Stryker will use reasonable best efforts to cause Wright to purchase at or after the Offer Closing, a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by Wright in respect of acts or omissions occurring at or prior to the Offer Closing, which tail policy (a) will be effective for a period from the Offer Closing through and including the date six years after the Offer Closing with respect to claims arising from facts or events that existed or occurred prior to or at the Offer Closing and (b) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies, provided, that, the premium for such tail policy may not be (and Stryker will not be required to cause Wright to expend) in excess of 300% of the last annual premium paid prior to the Offer Closing. Stryker will cause any such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by Wright.

Treatment of Stock Options

The Purchase Agreement provides that each option to acquire Shares, other than awards under the Wright ESPP (each such option, a “Stock Option”) (whether held by directors, executive officers or other employees) that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time (except for, if the Offer Closing does not occur prior to July 1, 2020, Stock Options granted after July 1, 2020 (“2020 Stock Options”), which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 Stock Option that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). All unexercised Stock Options outstanding (whether held by directors, executive officers or other employees) that are vested immediately prior to the Offer Closing will be cancelled, and, in exchange for such cancelled Stock Options, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the excess, if any, of the Offer Consideration over the per Share exercise price of the respective Stock Option multiplied by (ii) the total number of Shares subject to the unexercised Stock Option they hold immediately prior to the Offer Closing.

The approximate value of the cash payments that each director and executive officer of Wright will be entitled to receive in exchange for the cancellation of his or her Stock Options (assuming that each such director and executive officer does not otherwise exercise any outstanding and vested Stock Options prior to the Offer Closing) is set forth in the table below. This information is based on the number of Stock Options held by Wright’s directors and executive officers as of February 19, 2020.

Name of Executive Officer or Director	Number of Shares Subject to Vested Stock Options	Cash Consideration for Vested Stock Options	Number of Shares Subject to Unvested Stock Options	Cash Consideration for Unvested Stock Options	Total Cash Consideration for Vested and Unvested Stock Options
Robert J. Palmisano	2,147,622	$21,548,283.27	354,705	$1,531,464.39	$23,079,747.66
Gary D. Blackford	81,823	$663,112.84	16,645	$65,032.85	$728,145.69
J. Patrick Mackin	4,953	$31,005.78	16,645	$65,032.85	$96,038.63
John L. Miclot	89,556	$770,267.37	16,645	$65,032.85	$835,300.22
Kevin C. O’Boyle	65,831	$549,470.56	16,645	$65,032.85	$614,503.41
Amy S. Paul	89,556	$770,267.37	16,645	$65,032.85	$835,300.22
David D. Stevens	68,938	$505,222.98	16,645	$65,032.85	$570,255.83
Richard F. Wallman	34,793	$215,875.68	16,645	$65,032.85	$280,908.53
Elizabeth H. Weatherman	26,993	$172,585.68	16,645	$65,032.85	$237,618.53
Julie B. Andrews	87,255	$708,490.86	24,456	$104,314.56	$812,805.42
Jason D. Asper	26,727	$77,816.44	42,369	$140,059.44	$217,875.88
Lance A. Berry	26,339	$86,971.49	94,865	$394,217.56	$481,189.05
Peter S. Cooke	61,383	$372,373.43	32,176	$143,197.83	$515,571.26
Kevin D. Cordell	41,930	$74,587.29	79,253	$331,823.23	$406,410.52
Julie D. Dewey	14,698	$43,619.18	29,247	$128,225.71	$171,844.89
Patrick Fisher	77,426	$644,849.65	29,220	$127,247.67	$772,097.32
Timothy L. Lanier	4,210	$32,861.97	30,924	$145,151.29	$178,013.26
James A. Lightman	5,551	$40,593.90	56,258	$237,181.20	$277,775.10
Andrew C. Morton	29,798	$331,055.78	54,949	$449,066.39	$780,122.17
J. Wesley Porter	99,543	$779,435.33	27,042	$118,604.10	$898,039.43
Barry J. Regan	21,420	$134,089.20	57,974	$288,409.89	$422,499.09
Kevin C. Smith	76,909	$715,530.26	26,215	$111,229.51	$826,759.77
Jennifer S. Walker	90,337	$727,564.34	25,667	$112,388.94	$839,953.28
Steven P. Wallace	1,602	$7,117.62	26,229	$105,385.55	$112,503.17

Treatment of Restricted Stock Units

The Purchase Agreement provides that each RSU that is outstanding and unvested immediately prior to the Acceptance Time (whether held by directors, executive officers or other employees) will vest in full at the Acceptance Time (except, if the Offer Closing does not occur prior to July 1, 2020, for RSUs granted after July 1, 2020 (“2020 RSUs”), which will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 RSU that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor). At the Offer Closing, all outstanding RSUs that are vested will be cancelled and, in exchange for such cancelled RSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the RSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

The approximate value of the cash payments that each director and executive officer of Wright will receive in exchange for cancellation of his or her RSUs is set forth in the table below. This information is based on the number of RSUs held by Wright’s directors and executive officers as of February 19, 2020.

Name of Executive Officer or Director	Number of RSUs	Cash Consideration for RSUs
Robert J. Palmisano	147,494	$4,535,440.50
Gary D. Blackford	3,916	$120,417.00
J. Patrick Mackin	3,916	$120,417.00
John L. Miclot	3,916	$120,417.00
Kevin C. O’Boyle	3,916	$120,417.00
Amy S. Paul	3,916	$120,417.00
David D. Stevens	3,916	$120,417.00
Richard F. Wallman	5,315	$163,436.25
Elizabeth H. Weatherman	5,595	$172,046.25
Julie B. Andrews	10,096	$310,452.00
Jason D. Asper	16,579	$509,804.25
Lance A. Berry	38,353	$1,179,354.75
Peter S. Cooke	13,744	$422,628.00
Kevin D. Cordell	32,465	$998,298.75
Julie D. Dewey	12,348	$379,701.00
Patrick Fisher	12,282	$377,671.50
Timothy L. Lanier	13,936	$428,532.00
James A. Lightman	22,807	$701,315.25
Andrew C. Morton	23,432	$720,534.00
J. Wesley Porter	11,428	$351,411.00
Barry J. Regan	23,692	$728,529.00
Kevin C. Smith	10,890	$334,867.50
Jennifer S. Walker	10,826	$332,899.50
Steven P. Wallace	10,461	$321,675.75

Treatment of Performance Share Units

The Purchase Agreement provides that each PSU that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time, with any applicable performance conditions associated with such PSUs deemed to have been achieved at maximum performance. At the Offer Closing, PSUs will be cancelled and, in exchange for such cancelled PSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the PSUs they hold immediately prior to the Offer Closing multiplied by the Offer Consideration.

The approximate value of the cash payments that each director and executive officer of Wright will receive in exchange for cancellation of his or her PSUs is set forth in the table below. This information is based on the number of PSUs held by Wright’s directors and executive officers as of February 19, 2020.

Name of Executive Officer or Director	Number of PSUs	Cash Consideration for PSUs
Robert J. Palmisano	322,120	$9,905,190.00
Gary D. Blackford	0	$0.00
J. Patrick Mackin	0	$0.00
John L. Miclot	0	$0.00
Kevin C. O’Boyle	0	$0.00
Amy S. Paul	0	$0.00
David D. Stevens	0	$0.00
Richard F. Wallman	0	$0.00
Elizabeth H. Weatherman	0	$0.00
Julie B. Andrews	23,038	$708,418.50
Jason D. Asper	23,164	$712,293.00
Lance A. Berry	83,826	$2,577,649.50
Peter S. Cooke	29,872	$918,564.00
Kevin D. Cordell	70,152	$2,157,174.00
Julie D. Dewey	26,938	$828,343.50
Patrick Fisher	26,882	$826,621.50
Timothy L. Lanier	26,102	$802,636.50
James A. Lightman	49,874	$1,533,625.50
Andrew C. Morton	12,802	$393,661.50
J. Wesley Porter	24,922	$766,351.50
Barry J. Regan	14,462	$444,706.50
Kevin C. Smith	16,768	$515,616.00
Jennifer S. Walker	23,634	$726,745.50
Steven P. Wallace	7,878	$242,248.50

The following table sets forth the approximate amount of payments that each director and executive officer of Wright is entitled to receive in connection with the consummation of the Offer as a result of Wright equity interests held by each director and executive officer as of February 19, 2020. The table does not include any payments the executive officers may be entitled to if the executive officers’ employment is terminated in connection with the Offer. Such payments are detailed below in the section entitled “Employment and Severance Agreements.”

Name of Executive Officer or Director	Cash Consideration for Shares	Cash Consideration for Vested and Unvested Stock Options	Cash Consideration for RSUs and PSUs	Total Cash Consideration in connection with Offer and Purchase
Robert J. Palmisano	$22,760,258.25	$23,079,747.66	$14,440,630.50	$60,280,636.41
Gary D. Blackford	$2,145,950.25	$728,145.69	$120,417.00	$2,994,512.94
J. Patrick Mackin	$239,973.00	$96,038.63	$120,417.00	$456,428.63
John L. Miclot	$1,267,361.25	$835,300.22	$120,417.00	$2,223,078.47
Kevin C. O’Boyle	$380,992.50	$614,503.41	$120,417.00	$1,115,912.91
Amy S. Paul	$1,404,168.00	$835,300.22	$120,417.00	$2,359,885.22
David D. Stevens	$2,627,310.75	$570,255.83	$120,417.00	$3,317,983.58
Richard F. Wallman	$4,635,039.75	$280,908.53	$163,436.25	$5,079,384.53
Elizabeth H. Weatherman	$999,036.75	$237,618.53	$172,046.25	$1,408,701.53
Julie B. Andrews	$757,003.50	$812,805.42	$1,018,870.50	$2,588,679.42
Jason D. Asper	$162,913.50	$217,875.88	$1,222,097.25	$1,602,886.63
Lance A. Berry	$2,926,016.25	$481,189.05	$3,757,004.25	$7,164,209.55
Peter S. Cooke	$327,549.00	$515,571.26	$1,341,192.00	$2,184,312.26
Kevin D. Cordell	$1,271,451.00	$406,410.52	$3,155,472.75	$4,833,334.27
Julie D. Dewey	$436,957.50	$171,844.89	$1,208,044.50	$1,816,846.89
Patrick Fisher	$720,933.75	$772,097.32	$1,204,293.00	$2,697,324.07
Timothy L. Lanier	$351,534.00	$178,013.26	$1,231,168.50	$1,760,715.76
James A. Lightman	$1,192,116.00	$277,775.10	$2,234,940.75	$3,704,831.85
Andrew C. Morton	$107,717.25	$780,122.17	$1,114,195.50	$2,002,034.92
J. Wesley Porter	$555,775.50	$898,039.43	$1,117,762.50	$2,571,577.43
Barry J. Regan	$504,054.00	$422,499.09	$1,173,235.50	$2,099,788.59
Kevin C. Smith	$214,635.00	$826,759.77	$850,483.50	$1,891,878.27
Jennifer S. Walker	$692,643.75	$839,953.28	$1,059,645.00	$2,592,242.03
Steven P. Wallace	$109,285.50	$112,503.17	$563,924.25	$785,712.92

In the event the Offer Closing has not occurred prior to July 1, 2020, Wright may issue equity awards in the ordinary course of business consistent with past practices to employees who have historically received equity grants, with any such awards that are so granted having the same terms and being granted at the same time as equity awards were granted by Wright in July 2019. No such award to an individual shall have a grant date value greater than the grant made to such individual by Wright in July 2019 and no such awards may be PSUs or otherwise subject to performance-based vesting conditions. A portion of such awards will vest at Closing on a pro rata basis based on the number of days of the vesting period that occur between the grant date and Acceptance Time and the holder thereof will be entitled to payment for such vested awards in a manner consistent with that described for other awards above, provided that any portion of an award that does not become so vested will terminate and be cancelled without consideration.

Treatment of Wright’s ESPP

The Wright ESPP operated in accordance with its terms and past practice through December 31, 2019, which was the last day of the offering period that was in effect as of the date of the Purchase Agreement. Wright has suspended the commencement of any future offering periods under the Wright ESPP and, unless and until the

Purchase Agreement is terminated, no subsequent offering period will commence, and Wright will terminate the Wright ESPP as of the Offer Closing.

Employment and Severance Agreements

Employment Agreement with Mr. Palmisano

Effective October 1, 2015, a subsidiary of Wright entered into an employment agreement with Robert J. Palmisano, Wright’s President and Chief Executive Officer, which provides that in the event of a termination of his employment, the post-employment pay and benefits, if any, to be received by him will vary according to the basis for his termination.

In the event of a termination of Mr. Palmisano’s employment by Wright other than for cause, death or disability or upon Mr. Palmisano’s resignation for good reason (an “Involuntary Termination”), other than as described in the next paragraph, Wright will be required to provide him, in addition to any accrued obligations, and subject to his execution of a release of claims: (i) a lump sum payment equal to two and one-half times the sum of: (a) his then current annual base salary, plus (b) his then current annual target incentive bonus; (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months; (iii) outplacement assistance for a period of 12 months, subject to earlier termination if Mr. Palmisano accepts employment with another employer; (iv) financial planning services for a period of 12 months; and (v) an annual physical examination within 12 months of termination.

In the event of an Involuntary Termination of his employment in anticipation of or within the 24-month period following a “change in control,” Wright will be required to provide him, in addition to any accrued obligations, and subject to his execution of a release of claims: (i) a lump sum payment equal to three times the sum of: (a) his then current annual base salary, plus (b) his then current annual target incentive bonus; (ii) his annual target incentive bonus for the fiscal year in which his termination occurs; (iii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months; (iv) outplacement assistance for a period of 12 months, subject to earlier termination if Mr. Palmisano accepts employment with another employer; (v) financial planning services for a period of 12 months; and (vi) an annual physical examination within 12 months of termination.

Upon termination for any reason other than for cause, disability, or death, Mr. Palmisano must enter into a release of claims within 30 days after the date of termination before any post-employment payments or benefits of any kind will be made to him under the employment agreement, other than accrued obligations. If he breaches the terms of his confidentiality, non-competition, non-solicitation or intellectual property rights agreement, then Wright’s obligations to make payments or provide benefits will cease immediately and permanently, and he will be required to repay an amount equal to 30% of the post-employment payments and benefits previously provided to him under the employment agreement, with interest. The agreement also provides that if any severance payments or other payments or benefits deemed made in connection with a change in control are subject to the “golden parachute” excise tax under Section 4999 of the Code, the payments will be reduced to one dollar less than the amount that would subject him to the excise tax if the reduction results in him receiving a greater amount on a net-after tax basis than would be received if he received the payments and benefits and paid the excise tax.

Severance Agreements with Other Executive Officers

A subsidiary of Wright has entered into separation pay agreements with each of the following executive officers (in addition to Mr. Palmisano): Julie Andrews, Jason Asper, Lance Berry, Peter Cooke, Kevin Cordell, Julie Dewey, Patrick Fisher, Tim Lanier, James Lightman, Andrew Morton, J. Wesley Porter, Barry Regan, Kevin Smith, Jennifer Walker and Steven Wallace. Under the terms of the separation pay agreements, except with respect to Mr. Cooke, in the event of a termination of the executive’s employment by Wright other than for cause, death or disability or upon the executive’s resignation for good reason, other than described in the next paragraph, in addition to any accrued obligations, and subject to the executive’s execution of a release of claims, Wright will be obligated to pay to the executive an amount equal to the sum of (i) the executive’s then current annual base salary, plus (ii) the executive’s then current target annual bonus. Half of the of the total severance amount will be payable at or within a reasonable time after the date of termination of the executive’s employment and half paid in six equal monthly installments starting six months after the date of termination of the executive’s employment, with the final installment of all remaining amounts to be paid on or before March 15th of the calendar year following the year in which the date of termination occurs.

In the event of a termination of the executive’s employment by Wright other than for cause, death or disability or upon the executive’s resignation for good reason within 12 months following a change in control or at the request of the acquirer prior to a change in control, in lieu of the severance above, except with respect to Mr. Cooke, in addition to any accrued obligations, and subject to the executive’s execution of a release of claims, Wright will be obligated to pay an executive an amount equal to two times the sum of (i) the executive’s then current annual base salary, plus (ii) the executive’s then current annual target bonus. Half of the total severance amount will be payable at or within a reasonable time after the date of termination and the remaining half will be payable in installments beginning six months after the date of termination of the executive’s employment, with the final installment of all remaining amounts to be paid on or before March 15th of the calendar year following the year in which the date of termination occurs.

In addition to a severance payment, if applicable, each executive also will be entitled to receive the following benefits in the event of the termination of the executive’s employment by Wright other than for cause, death or disability or upon the executive’s resignation for good reason, (i) a pro rata portion of the executive’s target annual cash incentive compensation award for the fiscal year that includes the termination date, less any payments thereof already made during such fiscal year; (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 18 months; (iii) outplacement assistance for a period of two years, subject to earlier termination if the executive accepts employment with another employer; (iv) financial planning services for a period of up to two years; (v) payment to continue insurance coverage equal to up to twice the executive’s annual supplemental insurance premium benefit provided to him or her prior to the date of termination; (vi) an annual physical examination within 12 months of termination; and (vii) reasonable attorneys’ fees and expenses if any such fees or expenses are incurred to recover benefits rightfully owed under the separation pay agreement.

Upon termination for any reason other than cause, disability, or death, the executive must enter into a release of claims within 30 days after the date of termination before any payments will be made to the executive under the separation pay agreement, other than accrued obligations. If the executive breaches the terms of a confidentiality, non-competition, non-solicitation, and intellectual property rights agreement with Wright or the release, then Wright’s obligations to make payments or provide benefits will cease immediately and permanently, and the executive will be required to repay to Wright an amount equal to 90% of the payments and benefits previously provided to the executive under the separation pay agreement, with interest. The separation pay agreement provides that if any severance payments or other payments or benefits deemed made in connection with a future change in control are subject to the “golden parachute” excise tax under Code Section 4999, the payments will be reduced to one dollar less than the amount that would subject the executive to the excise tax if the reduction results in the executive receiving a greater amount on a net-after tax basis than would be received if the executive received the payments and benefits and paid the excise tax.

In addition, under the Purchase Agreement, upon satisfaction of certain conditions, Wright may establish a retention bonus pool in an aggregate amount of up to $8.5 million, from which awards may be allocated among the employees of Wright. Employees at a level of vice president or above shall not be eligible to receive such awards without Stryker’s consent (which shall not be unreasonably withheld, conditioned or delayed). Employees at a level below vice president shall be eligible for awards in consultation with Stryker, and Wright and Stryker shall agree on the terms of such awards, including the timing of payments, a cap on individual award amounts, and employee positions that may be allocated a retention bonus from such retention bonus pool.

Rule 14d-10(d) Matters

The Compensation Committee of the Wright Board will adopt resolutions to approve each agreement, arrangement or understanding that has been or will be entered into after January 1, 2019 and prior to the Acceptance Time by Wright or any of its subsidiaries with any of its officers or directors pursuant to which compensation, severance or other benefits is or becomes payable to such officer or director as an employment compensation, severance or other employee benefit arrangement in accordance with Rule 14d-10(d)(1) under the Exchange Act.

Employment Agreements Following the Offer

As of the date of this proxy statement, Stryker and Purchaser have informed Wright that none of Wright’s current executive officers have entered into any agreement, arrangement or understanding with Stryker, Purchaser or their affiliates regarding employment with Wright following the Offer Closing. Although it is possible that Stryker may enter into employment or consultancy, compensation, severance or other employee or consultant benefits arrangements with Wright’s executive officers and certain other key employees, as of the date of this proxy statement, no discussions have occurred between Wright’s executive officers and representatives of Stryker, Purchaser or their affiliates regarding any such arrangements, and there can be no assurance that any parties will reach any such agreement.

Director Arrangements Following the Offer

Stryker shall, and shall cause Wright to, continue providing the directors of Wright as of the Offer Closing with services related to the administrative process of filing taxes in the Netherlands, provided that no payment must be made on behalf of the directors, other than necessary withholding payments.

Effect of the Purchase Agreement on Employee Benefits

The Purchase Agreement provides that for the period from the Offer Closing through the earlier of (a) the one year anniversary of the Offer Closing and (b) the date on which the employment of a Current Employee terminates, Stryker will cause Wright and its subsidiaries to provide each Current Employee with (i) base compensation and a target annual cash incentive compensation or bonus opportunity (subject to applicable adjustments to performance goals following the Offer Closing) at least as favorable as that provided to the Current Employee immediately prior to Offer Closing, (ii) benefits that are at least as favorable in the aggregate to the benefits (excluding equity or equity-related awards and defined benefit pension benefits) maintained for and provided to the Current Employee immediately prior to the Offer Closing and (iii) severance benefits that are at least as favorable as the severance benefits (excluding any equity or equity-related severance benefit terms) provided to the Current Employee by Wright immediately prior to the Offer Closing; and in no event will the compensation to be paid or benefits to be provided pursuant to clauses (i)—(iii) be less than the amount required to be paid or benefits provided to such Current Employee under any severance, employment or similar agreement.

Prior to the Acceptance Time and provided that such Current Employee is employed at the time of such payments, Wright may pay to each Current Employee the following cash bonuses: (i) 2019 cash bonuses assuming the achievement of applicable performance metrics at the higher of target or actual performance, (ii) if the Acceptance Time occurs in 2020, Wright may pay each Current Employee a 2020 cash bonus assuming the achievement of applicable performance metrics at target, with such amount pro rated for the period of the 2020 calendar year that occurs prior to the Acceptance Time, and (iii) if the Acceptance Time occurs in 2021, Wright may pay each Current Employee a cash bonus assuming (a) the achievement of applicable performance metrics at the higher of target or actual performance in 2020 and (b) the achievement of applicable performance metrics at target in 2021, with such amount pro rated for the period of the 2021 calendar year that occurs prior to the Acceptance Time.

Stryker will, and will cause Wright and each of its other subsidiaries to, cause service rendered by Current Employees to Wright and its subsidiaries prior to the Offer Closing to be taken into account for purposes of eligibility, vesting, and levels of benefits (including vacation and severance, but excluding, for the avoidance of doubt, benefit accrual under any defined benefit pension plan) and as required by law under all employee benefit plans of Stryker, Wright and its other subsidiaries to the same extent as such service was taken into account under the corresponding Wright employee benefit plans immediately prior to the Offer Closing for those purposes, except to the extent that such application would result in a duplication of benefits with respect to the same period of service. Current Employees will not be subject to any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any employee benefit plan of Stryker, Wright or its other subsidiaries for any condition for which they would have been entitled to coverage under the corresponding Wright employee benefit plan in which they participated prior to the Offer Closing. Stryker has agreed, and has agreed to cause Wright and its other subsidiaries, to use commercially reasonable efforts to provide such Current Employees credit under such employee benefit plans for any eligible expenses incurred by them and their covered dependents under a Wright employee benefit plan during the portion of the year prior to the Offer Closing for purposes of satisfying all co-payment, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses applicable to them and their covered dependents in respect of the plan year in which the Offer Closing occurs, subject to Stryker’s receipt of, using reasonable best efforts to obtain, all necessary information from either Wright or the Current Employee.

If directed in writing by Stryker at least 15 business days prior to the Acceptance Time, Wright will terminate any Wright 401(k) plan. Wright must provide evidence of such termination pursuant to resolutions of the Wright Board effective no later than one day prior to the Offer Closing.

Nothing in the Purchase Agreement prevents Stryker or Wright from amending or terminating any employee benefit plan in accordance with its terms, requires the Stryker or Wright to retain any employee for any period of time, or constitutes the establishment or adoption of, or amendment to, any benefit plan. No employee or other service provider has any third party beneficiary rights under the Purchase Agreement.

Transaction-Related Compensation

The following table sets forth the information required by Item 402(t) of Regulation S-K regarding the compensation for Wright’s named executive officers (“NEOs”) that is based on or otherwise relates to the Offer, assuming that the Offer was consummated on December 29, 2019 and that the NEO’s employment was terminated by Wright without cause or the NEO resigned for good reason (as such terms are defined in the NEO’s employment or separation pay agreement, as applicable) on the same day. The calculations in the table below include amounts the NEOs would receive as payment for cancellation of unvested RSUs, PSUs and Stock Options. The calculation in this table below does not include amounts under contracts, agreements, plans or arrangements to the extent they do not discriminate in scope, terms or operation in favor of executive officers and that are available generally to all of Wright’s salaried employees.

Name	Cash ($)(1)	Equity($)(2)	Perquisites/benefits ($)(3)	Total ($)
Robert J. Palmisano	7,476,409	16,106,992.38	60,191	23,643,592.38
Lance A. Berry	2,188,750	4,181,950.61	111,100	6,481,800.61
Kevin D. Cordell	2,111,500	3,516,002.07	112,414	5,739,916.07
James A. Lightman	1,645,000	2,490,357.53	110,719	4,246,076.53
Barry J. Regan	1,645,000	1,469,082.27	109,436	3,223,518.27

(1)

The amounts listed in this column represent the amounts payable to the executive officer pursuant to his employment or severance agreement, as applicable, as described below in the section captioned “Executive

Compensation” beginning on page 157. The cash payments payable pursuant to these agreements are double-trigger benefits in that they will be paid only if the executive officer experiences a termination of employment without cause or resigns for good reason in connection with or within 12 months following the Closing and only if the executive executes a release of claims, provided that, for Mr. Palmisano, the relevant time period is within 24 months following the Closing. These amounts include, for Mr. Palmisano, three times the sum of his current annual base salary plus annual target incentive bonus for the fiscal year in which his termination occurs, and his annual target incentive bonus for the year of termination, and in the case of the other executives, two times the sum of the executive’s annual base salary plus annual target incentive bonus, and pro rata target bonus for the fiscal year of termination, less any payments thereof already made during such fiscal year. Such amounts are also subject to a clawback of 90% (30% in the case of Mr. Palmisano) of the payments and benefits previously paid (together with interest at the lesser of 10% or the maximum non-usurious rate permitted by law) if the executive breaches the terms of their confidentiality, non-competition, non-solicitation, and intellectual property rights agreement with Wright or the release. Mr. Palmisano’s payments are payable as a lump sum on the 60th day following his termination date, and with respect to the other executives, half of the of the total severance amount will be payable at or within a reasonable time after the date of termination of the executive’s employment and half paid in six equal monthly installments starting six months after the date of termination of the executive’s employment, with the final installment of all remaining amounts to be paid on or before March 15th of the calendar year following the year in which the date of termination occurs. The listed amounts are calculated based on an assumed employment termination date of December 29, 2019.
(2)

The amounts listed in this column include the aggregate dollar value of the unvested Stock Options, PSUs and RSUs held by the executives as of December 29, 2019, all of which will vest in full immediately prior to the Acceptance Time and be cancelled at the Acceptance Time, as described above in the section captioned “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Interests of the Directors and Executive Officers of Wright in the Offer and the Transactions Contemplated by the Purchase Agreement” beginning on page 101. These payments are single-trigger benefits in that they are not conditioned upon the executive’s termination or resignation. The value of the unvested Stock Options is the difference between the Offer Price Consideration ($30.75 per Share) and the applicable exercise price of the Stock Option, multiplied by the number of unvested Stock Options. The value of unvested RSUs is the Offer Consideration ($30.75 per Share) multiplied by the number of unvested RSUs. The value of unvested PSUs is the Offer Consideration ($30.75 per Share) multiplied by the number of unvested PSUs (assuming achievement at maximum performance levels). For more information, see the table below.

Name	Value of Unvested Stock Options ($)	Value of Unvested RSUs ($)	Value of Unvested PSUs at Maximum Performance ($)
Robert J. Palmisano	1,666,361.88	4,535,440.50	9,905,190.00
Lance A. Berry	424,946.36	1,179,354.75	2,577,649.50
Kevin D. Cordell	360,529.32	998,298.75	2,157,174.00
James A. Lightman	255,416.78	701,315.25	1,533,625.50
Barry J. Regan	295,846.77	728,529.00	444,706.50

(3)

The amounts listed in this column represent the amounts payable to the executive pursuant to his employment or severance pay agreement, as applicable, as described below in the section captioned “Executive Compensation” beginning on page 157. The cash payments payable pursuant to these agreements are double-trigger benefits in that they will be paid only if the executive experiences a termination of employment without “Cause” or “Good Reason” (as such terms are defined in the NEO’s employment or separation pay agreement, as applicable) in connection with or within 12 months following the Closing. These amounts represent, for Mr. Palmisano, up to 12 months of continued Company-paid COBRA continuation coverage, 12 months of outplacement assistance and financial planning services, and an annual physical examination, and for all other executives, up to 18 months of continued Company-paid COBRA continuation coverage, two years of outplacement assistance and financial planning services, continued insurance coverage equal to twice the executive’s annual supplemental insurance premium benefit provided to him or her prior to termination and an annual physical examination. The amounts were determined based on assumptions used for financial reporting purposes under generally accepted accounting principles as applied in the United States (“GAAP”).

Acceptance Time of the Offer and the Transactions

The Purchase Agreement provides, among other things, that, subject to the terms and conditions set forth therein, Purchaser will (and Stryker will cause Purchaser to), (a) at or as promptly as practicable following the Expiration Time (but in any event within two business days thereafter) accept for payment and (b) at or as promptly as practicable following the Acceptance Time (but in any event within two business days (calculated as set forth in Rule 14d-1(g)(3) promulgated under the Exchange Act) thereafter), pay for all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Acceptance Time. It is expected that following the Offer Closing, the listing of the Shares on Nasdaq will be terminated, Wright will no longer be a publicly traded company, and the Shares will be deregistered under the Exchange Act, resulting in the cessation of Wright’s reporting obligations with respect to the Shares with the SEC.

Litigation Related to the Transactions

On January 15, 2020, John Thompson, a purported shareholder of Wright, filed a putative class action lawsuit against Wright, members of the Wright Board, Purchaser and Stryker in the United States District Court for the District of Delaware, captioned Thompson v. Wright Medical Group N.V., et al., Case No. 1:20-cv-00061 (the “Thompson Complaint”). The Thompson Complaint alleges that Wright and the members of the Wright Board violated federal securities laws and regulations by failing to disclose material information in the Schedule 14D-9 in connection with the transactions contemplated by the Purchase Agreement, which they allege rendered the Schedule 14D-9 false and misleading. In addition, the Thompson Complaint alleges that members of the Wright Board and Stryker acted as controlling persons of Wright within the meaning and in violation of Section 20(a) of the Exchange Act to influence and control the dissemination of the allegedly defective Schedule 14D-9. The Thompson Complaint seeks, among other things, an order enjoining consummation of the transactions contemplated by the Purchase Agreement; rescission of such transactions if they have already been consummated and rescissory damages; an order directing the Wright Board to file a Schedule 14D-9 that does not contain any untrue statements of material fact and that states all material facts required in it or necessary to make the statements contained therein not misleading; a declaration that the defendants violated certain federal securities laws and regulations; and an award of plaintiff’s costs, including reasonable allowance for attorneys’ fees and experts’ fees.

On January 31, 2020, William Grubb, a purported shareholder of Wright, filed a putative class action lawsuit against Wright and members of the Wright Board in the United States District Court for the Eastern District of New York, captioned Grubb v. Wright Medical Group N.V., et al., Case No. 1:20-cv-00553 (the “Grubb Complaint”). The Grubb Complaint makes substantially similar complaints against Wright and the members of the Wright Board as the Thompson Complaint. The Grubb Complaint seeks, among other things, an order enjoining consummation of the transactions contemplated by the Purchase Agreement; rescission of such transactions if they have already been consummated and rescissory damages; a declaration that the defendants violated certain federal securities laws and regulations; and an award of plaintiff’s costs, including counsel fees and expenses and expert fees.

Certain Material Tax Consequences

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of the Offer and the Post-Offer Reorganization to U.S. Holders (as defined below) of Wright whose Shares are tendered and accepted for payment pursuant to the Offer or whose Shares are not tendered but who receive cash in the Post-Offer Reorganization. The summary is based on current provisions of the Code, existing, proposed and temporary regulations thereunder and administrative and judicial interpretations thereof, all of which are subject to change, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth in this discussion. Purchaser has not sought, and does not currently intend to seek, any ruling from the IRS with respect to the statements made and the conclusions reached in the following summary, and no assurance can be given that the IRS will agree with the views expressed herein, or that a court will not sustain any challenge by the IRS in the event of litigation.

The summary applies only to U.S. Holders (as defined below) who hold their Shares as capital assets within the meaning of Section 1221 of the Code. The summary is not a complete description of all of the tax consequences of the Offer or the Post-Offer Reorganization and in particular, does not address many of the tax considerations that may be relevant to a holder of Shares in light of such holder’s particular circumstances or that may be applicable to holders of Shares that may be subject to special tax rules, including, without limitation: small business investment companies; banks, certain financial institutions or insurance companies; real estate investment trusts, regulated investment companies or grantor trusts; dealers or traders in securities, commodities or currencies; persons that mark their securities to market; cooperatives; tax-exempt entities; retirement plans; certain former citizens or long-term residents of the United States; persons that received Shares as compensation for the performance of services; persons that hold Shares as part of a “hedging,” “integrated” or “conversion” transaction or as a position in a “straddle” for U.S. federal income tax purposes; partnerships (including entities classified as partnerships for U.S. federal income tax purposes) or other pass-through entities, or holders that hold Shares through such an entity; S-corporations; persons whose functional currency is not the U.S. dollar; persons that own directly, indirectly, or through attribution 10% or more of the voting power or value of the outstanding Shares; persons holding Shares in connection with a trade or business conducted outside the United States; controlled foreign corporations within the meaning of Section 957 of the Code; or passive foreign investment companies within the meaning of Section 1297 of the Code (each, a “PFIC”). Moreover, this summary does not address the U.S. federal estate, gift, unearned income Medicare contribution, alternative minimum tax and any other applicable non-income tax laws, or any applicable state, local or non-U.S. tax laws.

For purposes of this summary, the term “U.S. Holder” means a beneficial owner of Shares that, for U.S. federal income tax purposes, is (a) an individual who is a citizen or resident of the United States; (b) a corporation, or an entity treated as a corporation for U.S. federal income tax purposes, created or organized under the laws of the United States, or of any state or the District of Columbia; (c) an estate, the income of which is subject to U.S. federal income tax regardless of its source; or (d) a trust, if (i) a court within the United States is able to exercise primary supervision over the trust’s administration and one or more U.S. persons, within the meaning of Section 7701(a)(30) of the Code, have authority to control all of the trust’s substantial decisions or (ii) the trust has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person for U.S. federal income tax purposes. This discussion does not address the tax consequences to persons who are not U.S. Holders.

If a partnership, or any other entity or arrangement treated as a partnership for U.S. federal income tax purposes, holds Shares, the tax treatment of a person treated as a partner in such partnership generally will depend upon the status of the partner and the partnership’s activities. Accordingly, partnerships or other entities treated as partnerships for U.S. federal income tax purposes that hold Shares, and persons treated as partners in such entities, are urged to consult their tax advisors regarding the specific U.S. federal income tax consequences to them of the Offer and the Post-Offer Reorganization.

WE URGE YOU TO CONSULT YOUR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO YOU OF THE OFFER AND THE POST-OFFER REORGANIZATION, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND FOREIGN INCOME, AND OTHER TAX LAWS IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES.

The Receipt of Cash in Exchange for Shares Pursuant to the Offer.

The exchange of Shares by U.S. Holders for cash pursuant to the Offer will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder who exchanges Shares for cash pursuant to the Offer will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received (determined before the deduction, if any, of any withholding tax) in exchange for Shares pursuant to the Offer and the U.S. Holder’s adjusted tax basis in such Shares. Any such gain or loss will be long-term capital gain or loss if a U.S. Holder’s holding period for such Shares is more than one year. Long-term capital gain recognized by certain non-corporate U.S. Holders, including individuals, is generally subject to U.S. federal income tax at preferential rates. The deductibility of a capital loss recognized pursuant to the Offer is subject to certain limitations. If a U.S. Holder acquired different blocks of Shares at different times or different prices, such U.S. Holder must determine its adjusted tax basis and holding period separately with respect to each block of Shares.

The foregoing assumes that Wright is not currently, and has not been a PFIC, for U.S. federal income tax purposes. In general, the test for determining whether Wright is or has been a PFIC is applied annually and is based upon the composition of Wright’s and certain of its affiliates’ income and assets for such taxable year. If Wright were a PFIC in the current taxable year or in any prior taxable year in which the tendering U.S. Holder has held the Shares, then such U.S. Holder generally would be subject to adverse U.S. federal income tax consequences with respect to gain recognized on any sale or exchange of such Shares, including an exchange of such Shares pursuant to the Offer, unless such U.S. Holder has in effect certain elections, such as the mark-to-market election. U.S. Holders should consult their own tax advisors concerning whether Wright is or has been a PFIC for any given taxable year during which such U.S. Holder has owned Shares and the tax consequences of tendering Shares pursuant to the Offer.

Receipt of Cash in Exchange for Shares Pursuant to the Post-Offer Reorganization.

The U.S. federal income tax consequences of the Post-Offer Reorganization will depend on the exact manner in which it is carried out. However, if a U.S. Holder receives cash for Shares in the Compulsory Acquisition, the Second Step Distribution or the Mergers, the U.S. federal income tax consequences to such U.S. Holder would generally be the same as described above.

Foreign Tax Credit.

A U.S. Holder may be subject to Dutch dividend withholding tax (dividendbelasting), as further described in the section of this proxy statement captioned “Certain Material Tax Consequences—Other Taxes and Duties—Certain Other Dutch Tax Aspects Specific to the Post-Offer Reorganization.” Gain or loss, if any, recognized by a U.S. Holder as a result of the cash received for Shares pursuant to the Offer or the Post-Offer Reorganization will generally be treated as U.S. source gain or loss, as the case may be. Consequently, you may not be able to use the foreign tax credit arising from the Dutch dividend withholding tax (dividendbelasting) on the exchange of the Shares unless such credit can be applied (subject to applicable limitations) against tax due on other income treated as derived from foreign sources. Alternatively, you may take a deduction for any Dutch dividend withholding tax (dividendbelasting) imposed if you do not elect to claim a foreign tax credit for any foreign taxes paid during the taxable year. The calculation of deductions and U.S. foreign tax credits involves the application of complex rules and limitations may apply. Each U.S. Holder should consult its own tax advisor concerning the tax consequences of exchanging Shares pursuant to the Post-Offer Reorganization.

Information Reporting and Backup Withholding.

A U.S. Holder who exchanges Shares pursuant to the Offer or the Post-Offer Reorganization is subject to information reporting and may be subject to backup withholding unless certain information is provided to the Depositary or an exemption applies.

Certain Dutch Tax Consequences

The following is a summary of certain material Dutch tax consequences of the Offer and the Post-Offer Reorganization for the shareholders of Wright whose Shares are tendered and accepted for payment pursuant to the Offer or whose Shares are not tendered but who receive cash in the Post-Offer Reorganization. It does not address tax consequences applicable to holders of Options, RSUs or PSUs. The summary is for general information only and does not consider all possible tax considerations or consequences that may be relevant to all categories of investors, some of which may be subject to special treatment under applicable law (such as trusts or other similar arrangements). Shareholders are expressly urged to consult with their tax advisors with regard to the tax consequences of tendering their Shares pursuant to the Offer and the Post-Offer Reorganization.

Please note that this summary does not describe the tax considerations for:

(a)

Wright shareholders, if such shareholders, or in the case of individuals, his/her partner, certain other relatives or certain persons sharing his/her household, alone or together, directly or indirectly have a substantial interest (aanmerkelijk belang) or deemed substantial interest (fictief aanmerkelijk belang) in Wright under the Dutch Personal Income Tax Act 2001 (Wet inkomstenbelasting 2001) or the Dutch Corporate Income Tax Act 1969 (Wet op de vennootschapsbelasting 1969). In general, a substantial interest in Wright is considered present if the shareholder, or in the case of individuals, his/her partner, certain other relatives or certain persons sharing his/her household, alone or together, directly or indirectly holds shares representing 5% or more of the total issued and outstanding capital (or the issued and outstanding capital of any class of shares) of Wright and/or is entitled to 5% of Wright’s annual profit, and/or 5% of the proceeds upon liquidation of Wright. A deemed substantial interest arises if a substantial interest (or part thereof) has been disposed of, or is deemed to have been disposed of, on a non-recognition basis.

(b)

Wright shareholders that are corporate legal entities that derive benefits from the Shares that are exempt under the participation exemption regime (deelnemingsvrijstelling) or that qualify for participation credit (deelnemingsverrekening) as laid down in the Dutch Corporate Income Tax Act 1969 or would have been exempt under the participation exemption regime if such shareholder were a taxpayer in the Netherlands. In general, an interest of 5% or more in the nominal paid-up share capital of Wright should either qualify for the participation exemption regime or the participation credit regime. A shareholder may also have a qualifying participation if such Wright shareholder does not have a 5% interest but a related entity (a statutorily defined term) does, or if Wright is a related entity (a statutorily defined term) of the Wright shareholder.

(c)

Wright shareholders who are individuals and for whom the Shares or any benefit derived from the Shares are attributable to a membership of a management board or a supervisory board, an employment relationship or a deemed employment relationship, the income from which is taxable in the Netherlands.

(d)

Pension funds, investment institutions (fiscale beleggingsinstellingen), exempt investment institutions (vrijgestelde beleggingsinstellingen) and other entities that are not subject to or are exempt (in full or in part) from corporate income tax in the Netherlands or any other state.

(e)	Wright shareholders who or that are not considered the beneficial owner (uiteindelijk gerechtigde) of these Shares or the benefits derived from or realized in respect of these Shares.

This summary only addresses the Dutch national tax legislation and published regulations, as in effect on the date of this Offer to Purchase and as interpreted in published case law until this date, without prejudice to any amendment introduced at a later date and implemented with or without retroactive effect.

Where this summary refers to the Netherlands, such reference is restricted to the part of the Kingdom of the Netherlands that is situated in Europe and the legislation applicable in that part of the Kingdom of the Netherlands.

Certain Dutch Tax Consequences of the Offer and the Post-Offer Reorganization

Dutch dividend withholding tax

No Dutch dividend withholding tax (dividendbelasting) is due upon a disposal of the Shares pursuant to the Offer.

Dutch Resident Individual Shareholders

An individual shareholder who is resident or deemed to be resident in the Netherlands for Dutch tax purposes will be subject to Dutch personal income tax (inkomstenbelasting) on any gains realized (i.e., the difference, if any, between the amount of cash received and the tax book value) in respect of the Shares tendered pursuant to the Offer, or as a result of the Compulsory Acquisition, the Asset Sale and Liquidation or the Mergers at progressive rates up to a maximum of 49.5% if:

(a)

the Shares are attributable to an enterprise from which the individual derives a share of the profit, whether as an entrepreneur (ondernemer) or as a person who has a co-entitlement to the net worth (medegerechtigd tot het vermogen) of such enterprise, without being an entrepreneur or a shareholder as defined in the Dutch Personal Income Tax Act 2001; or

(b)

such income or capital gains qualify as income from miscellaneous activities (resultaat uit overige werkzaamheden), which includes activities with respect to the Shares that exceed regular, active portfolio management (normaal, actief vermogensbeheer).

If the above mentioned conditions (a) and (b) do not apply to an individual shareholder, the Shares held by such individual shareholder will be taxed under the regime for savings and investments (inkomen uit sparen en beleggen). Irrespective of the actual income or capital gains realized in respect of the Shares tendered pursuant to the Offer (including during the Subsequent Offer Period) or pursuant to the Post-Offer Reorganization, the annual taxable benefit of the assets and liabilities of a Dutch Individual that are taxed under this regime, including the Shares, is set at a percentage of the positive balance of the fair market value of these assets, including the Shares, and the fair market value of these liabilities. For 2020, the percentage increases:

(a)	from 1.8% of this positive balance up to €72,797;

(b)	to 4.22% of this positive balance of €72,798 up to €1,005,572; and

(c)	to a maximum of 5.33% of this positive balance of €1,005.573 or higher.

These percentages will be reassessed every year. No taxation occurs if this positive balance does not exceed a certain threshold (heffingvrij vermogen). The fair market value of assets, including the Shares, and liabilities that are taxed under this regime is measured, in general, exclusively on January 1st of every calendar year. The tax rate under the regime for savings and investments is a flat rate of 30%. The actual benefits derived (including profit distributions and capital gains) are not as such subject to Dutch personal income tax.

Dutch Resident Corporate Shareholders

A shareholder that is an entity (including an association, partnership and mutual fund, in each case to the extent taxable as a corporate entity) and who is resident or deemed to be resident in the Netherlands for Dutch corporate income tax purposes will generally be subject to Dutch corporate income tax on any gains realized in respect of the Shares tendered pursuant to the Offer or as a result of the Compulsory Acquisition, the Asset Sale and Liquidation or the Mergers, up to a maximum rate of 25%.

Non-Dutch Resident Shareholders

A shareholder that is not a resident or deemed to be a resident of the Netherlands will not be subject to Dutch corporate income tax or personal income tax on any gains realized as a result of the tendering of Shares pursuant to the Offer, as a result of the Compulsory Acquisition, the Asset Sale and Liquidation or the Mergers, provided that:

(a)

in the case of a non-Dutch resident shareholder that is not an individual, such shareholder (i) does not derive profits from an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable or (ii) is not, other than by way of securities, entitled to a share in the profits of an enterprise or a co-entitlement to the net worth of an enterprise, which is effectively managed in the Netherlands and to which enterprise the Shares are attributable; or

(b)

in the case of a non-Dutch resident shareholder that is an individual, such shareholder (i) does not derive profits from an enterprise or an interest in an enterprise that is, in whole or in part, carried on through a permanent establishment or a permanent representative in the Netherlands to which permanent establishment or permanent representative the Shares are attributable, (ii) does not realize income or gains with respect to the Shares that qualify as income from miscellaneous activities in the Netherlands, which include activities with respect to the Shares that exceed regular, active portfolio management or (iii) is not, other than by way of securities, entitled to a share in the profits of an enterprise that is effectively managed in the Netherlands and to which enterprise the Shares are attributable.

In the case of a non-Dutch resident shareholder that is taxable in the Netherlands, such shareholder will generally be taxed in the same way as comparable Dutch resident taxpayers, as described above.

Other Taxes and Duties

No Dutch value added tax and no Dutch registration tax, customs duty, stamp duty or any other similar documentary tax or duty will be payable by a shareholder on any payment pursuant to the Offer, the Compulsory Acquisition, the Asset Sale and Liquidation or the Mergers.

Certain Other Dutch Tax Aspects Specific to the Post-Offer Reorganization

Mergers

Stryker and Purchaser have no current intention to require the deduction and withholding of any Dutch dividend withholding tax (dividendbelasting) in respect of any amounts payable upon completion of the Mergers to any Wright shareholders who did not tender their Shares pursuant to the Offer and who do not exercise any Merger Withdrawal Right (as defined below), but such tax deduction and withholding will take place to the extent required under Dutch tax law.

In the event that a Wright shareholder exercises a Merger Withdrawal Right, then any cash compensation paid to such withdrawing Wright shareholder will be subject to Dutch dividend withholding tax (dividendbelasting) at the statutory rate of 15% to the extent that the amount of the cash compensation exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes (which amount may be subject to an advance tax clearance by the Dutch tax authorities on the amount of paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes) subject to any exemption, reduction or refund that may be available to such withdrawing Wright shareholder. As a result, the net amount received by such withdrawing Wright shareholder may be lower than the amount that they would have received had they tendered their Shares pursuant to the Offer (including during any Subsequent Offering Period).

Shareholders who are a resident or are deemed to be resident in the Netherlands for Dutch tax purposes can generally credit the Dutch dividend withholding tax against their Dutch income tax or Dutch corporate income tax liability and are generally entitled to a refund of the Dutch dividend withholding tax to the extent the Dutch dividend withholding tax exceeds the amount of the Dutch income tax or Dutch corporate income tax otherwise payable, provided that certain conditions are met.

Asset Sale and Liquidation

If the Asset Sale and Liquidation are implemented, Dutch dividend withholding tax (dividendbelasting) will be due at the statutory rate of 15% to the extent that the amount of the Second Step Distribution exceeds the average paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes (which amount may be subject to an advance tax clearance by the Dutch tax authorities on the amount of paid-in capital on the Shares as recognized for Dutch dividend withholding tax purposes), subject to any exemption, reduction or refund that may be available to a Wright shareholder under Dutch domestic tax law, tax treaties entered into by the Netherlands or European Union law.

Shareholders who are a resident or deemed to be resident in the Netherlands for Dutch tax purposes, can generally credit the Dutch dividend withholding tax against their Dutch income tax or Dutch corporate income tax liability and are entitled to a refund of the Dutch dividend withholding tax to the extent the Dutch dividend withholding tax exceeds the amount of the Dutch personal income tax or corporate income tax otherwise payable, provided that certain conditions are met.

Compulsory Acquisition

If the Compulsory Acquisition is implemented, no Dutch dividend withholding tax (dividendbelasting) will be due upon a disposal of the Shares pursuant to the Compulsory Acquisition.

Appraisal Rights

Wright shareholders are not entitled under Dutch law or otherwise to appraisal rights with respect to the Offer. In the event that the Compulsory Acquisition is permissible under applicable law and implemented, the Dutch Court will determine in its sole discretion the price to be paid for the non-tendered Shares, which price may be greater than, equal to or less than the Offer Consideration. Such price will be increased by Dutch Statutory Interest accrued at the rate applicable in the Netherlands (currently 2% per annum). The non-tendering Wright shareholders do not have the right to commence a Compulsory Acquisition proceeding to oblige Stryker or Purchaser to buy their Shares.

In the event the Merger Resolutions are adopted at the Extraordinary General Meeting or any subsequent extraordinary general meeting, any Wright shareholder that votes against the Merger Resolutions may exercise its withdrawal right under Dutch law in connection with the First-Step Merger (the “Merger Withdrawal Right”) by filing a request for compensation in accordance with Section 2:333h of the Dutch Civil Code and the common draft terms of the cross-border merger within one month after the date of the Extraordinary General Meeting or subsequent extraordinary general meeting at which the Merger Resolutions were adopted. If the Mergers are then implemented, such compensation would be paid in cash in connection with the consummation of the First-Step Merger. The Merger Resolutions include certain amendments to Wright’s articles of association that fix the cash compensation payable to any such Wright shareholders exercising the Merger Withdrawal Right at an amount per Share equal to the Offer Consideration without interest and less applicable withholding taxes.

Financing of the Offer and the Other Transactions Contemplated by the Purchase Agreement

The Offer is not conditioned upon Purchaser obtaining financing to fund the purchase of Shares pursuant to the Offer and to fund the Post-Offer Reorganization.

Purchaser estimates that the total amount of funds required for Purchaser to purchase all outstanding Shares in the Offer and to consummate the other transactions contemplated by the Purchase Agreement, pay related transaction fees and expenses and pay or refinance certain outstanding debt of Wright, including its outstanding convertible notes, in connection with the consummation of the Offer and the other transactions contemplated by the Purchase Agreement, will be approximately $5.4 billion. Purchaser anticipates funding such cash requirements from a combination of sources, including (a) available cash and cash equivalents of Stryker and its subsidiaries, (b) proceeds from the sale of debt securities, and/or (c) bank or other debt financings.

A portion of Stryker’s available cash was received on December 3, 2019 from the public offering by Stryker of (a) €850,000,000 aggregate principal amount of 0.250% Notes due 2024 (the “2024 Notes”), (b) €800,000,000 aggregate principal amount of 0.750% Notes due 2029 (the “2029 Notes”) and (c) €750,000,000 aggregate principal amount of 1.000% Notes due 2031 (the “2031 Notes” and, collectively with the 2024 Notes and 2029 Notes, the “Notes”). Stryker is required to redeem the 2024 Notes and the 2031 Notes in whole and not in part at a special mandatory redemption price equal to 101% of the aggregate principal amount of such series, plus accrued and unpaid interest, if any, to, but excluding, the special mandatory redemption date, if Stryker does not consummate the Offer on or prior to February 4, 2021, or if, at any time prior to such date, Purchase Agreement is terminated.

Stryker may redeem any series of the Notes at its option, in whole, but not in part, for cash, at any time prior to their respective maturities at a price equal to 100% of the outstanding principal amount of such Notes, plus accrued and unpaid interest to, but not including, the redemption date, if certain tax events occur that would obligate Stryker to pay additional amounts as described in the indenture governing the Notes. In addition, Stryker may redeem each of the 2024 Notes, 2029 Notes and 2031 Notes prior to their respective maturities at its option for cash, any time in whole or from time to time in part, at redemption prices that include accrued and unpaid interest and the applicable make-whole premium, as specified in the indenture governing the Notes.

The indenture governing the Notes contains covenants that limit Stryker’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale and leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all of Stryker’s assets. Subject to certain limitations, in the event of the occurrence of both (a) a change of control of Stryker and (b) a downgrade of the Notes below investment grade rating by both Moody’s Investors’ Services, Inc. and Standard & Poor’s Ratings Services within a specified time period, Stryker will be required to make an offer to purchase the Notes at a price equal to 101% of the principal amount of the Notes, plus accrued and unpaid interest to, but not including, the date of repurchase.

DIRECTORS AND EXECUTIVE OFFICERS

The table below sets forth, as of February 21, 2020, certain information concerning our current directors and executive officers. No family relationships exist among any of our directors or executive officers.

Name	Age	Position
Robert J. Palmisano	75	President and Chief Executive Officer and Executive Director
Lance A. Berry	47	Executive Vice President, Chief Financial and Operations Officer
Kevin D. Cordell	54	Executive Vice President, Chief Global Commercial Officer
Julie B. Andrews	48	Senior Vice President, Global Finance
Jason D. Asper	45	Senior Vice President, Chief Digital Officer
Julie D. Dewey	58	Senior Vice President, Chief Communications Officer
James A. Lightman	62	Senior Vice President, General Counsel and Secretary
Andrew C. Morton	54	Senior Vice President and Chief Human Resources Officer
J. Wesley Porter	50	Senior Vice President, Chief Compliance Officer
Barry J. Regan	47	Senior Vice President, Operations
Kevin C. Smith	59	Senior Vice President, Quality and Regulatory
Jennifer S. Walker	52	Senior Vice President, Process Improvement
Peter S. Cooke	54	President, Emerging Markets, Australia and Japan
Patrick Fisher	46	President, Lower Extremities
Timothy L. Lanier	58	President, Upper Extremities
Steven P. Wallace	40	President, International
David D. Stevens	66	Chairman and Non-Executive Director
Gary D. Blackford	62	Non-Executive Director
J. Patrick Mackin	53	Non-Executive Director
John L. Miclot	60	Non-Executive Director
Kevin C. O’Boyle	63	Non-Executive Director
Amy S. Paul	68	Non-Executive Director
Richard F. Wallman	68	Non-Executive Director
Elizabeth H. Weatherman	59	Non-Executive Director

The following is a biographical summary of the experience of our directors and executive officers:

Robert J. Palmisano was appointed our President and Chief Executive Officer and executive director and member of the Wright Board in October 2015 in connection with the Wright/Tornier merger. Mr. Palmisano has served as President and Chief Executive Officer of Wright Medical Group, Inc. since September 2011. Prior to joining legacy Wright, Mr. Palmisano served as President and Chief Executive Officer of ev3 Inc., a global endovascular device company, from April 2008 to July 2010, when it was acquired by Covidien plc. From 2003 to 2007, Mr. Palmisano was President and Chief Executive Officer of IntraLase Corp. Before joining IntraLase, Mr. Palmisano was President and Chief Executive Officer of MacroChem Corporation from 2001 to 2003. Mr. Palmisano previously served on the board of directors of Avedro, Inc., ev3 Inc., Osteotech, Inc. and Abbott Medical Optics, Inc., all publicly held companies, and Bausch & Lomb, a privately held company. Under the terms of his employment agreement, we have agreed that Mr. Palmisano will be nominated by the Wright Board for election as executive director and a member of the Wright Board at each annual general meeting of shareholders during the term of his employment as President and Chief Executive Officer of Wright. Mr. Palmisano’s qualifications to serve on the Wright Board include his day-to-day knowledge of Wright and its business due to his position as President and Chief Executive Officer, his experience serving on other public companies’ boards of directors, and his extensive business knowledge working with other public companies in the medical device industry.

Lance A. Berry was appointed our Executive Vice President, Chief Financial and Operations Officer in January 2019. Prior to such position, he served as our Senior Vice President and Chief Financial Officer from October

2015 to December 2018. He was appointed to that position in connection with the Wright/Tornier merger. Mr. Berry also serves as Senior Vice President and Chief Financial Officer of Wright Medical Group, Inc., a position he has held since 2009. He joined legacy Wright in 2002, and, until his appointment as Chief Financial Officer, served as Vice President and Corporate Controller. Prior to joining Wright, Mr. Berry served as audit manager with the Memphis, Tennessee office of Arthur Andersen LLP from 1995 to 2002.

Kevin D. Cordell was appointed our Executive Vice President, Chief Global Commercial Officer in January 2019. Prior to such position, he served as President, U.S. June 2016 to December 2018. From October 2015 to June 2016, he served as our President, Lower Extremities and Biologics. Mr. Cordell served as President, U.S. Extremities of Wright Medical Group, Inc. from September 2014 to October 2015. Prior to joining legacy Wright, Mr. Cordell served as Vice President of Sales for the GI Solutions business at Covidien plc, a global healthcare products company, from May 2012 to September 2014. While at Covidien, he served as Vice President of Sales and Global Marketing for its Peripheral Vascular business from July 2010 to May 2012. He joined Covidien in July 2010 through the acquisition of ev3 Inc., a global endovascular device company, where he served as Vice President of U.S. Sales from January 2009 to July 2010. Prior to ev3, Mr. Cordell served as Vice President, Global Sales of FoxHollow Technologies, Inc. from March 2007 until it was acquired by ev3 in October 2007. Earlier in his career, Mr. Cordell held various positions of increasing responsibility for Johnson & Johnson’s Cordis Cardiology and Centocor companies. Mr. Cordell currently serves on the University of Oklahoma Healthcare Board. Mr. Cordell previously served on the board of directors of TissueGen, Inc., a privately-held developer of biodegradable polymer technology for implantable drug delivery.

Julie B. Andrews was appointed our Senior Vice President, Global Finance in August 2019. From August 2019 to October 2015, Ms. Andrews served as Vice President of Finance, Chief Accounting Officer. Ms. Andrews served as Vice President and Chief Accounting Officer of Wright Medical Group, Inc. from May 2012 to October 2015. From February 1998 to May 2012, Ms. Andrews held numerous key financial positions with Medtronic, Inc., a global medical device company. Most recently, Ms. Andrews served as Medtronic’s Vice President, Finance for its spinal and biologics business units. Ms. Andrews has significant accounting, finance, and business skills as well as global experience, having held positions in worldwide planning and analysis in Medtronic Sofamor Danek and in Medtronic’s spinal and biologics business. Prior to joining Medtronic, Ms. Andrews worked with Thomas & Betts Corporation in Memphis, Tennessee and Thomas Havey, LLP in Chicago, Illinois.

Jason D. Asper was appointed our Senior Vice President, Chief Digital Officer in April 2019. Prior to this position, he served as Senior Vice President, Strategy, Corporate Development and Technology from February 2019 to April 2019 and Senior Vice President, Strategy and Corporate Development from August 2017 to February 2019. Prior to joining Wright, Mr. Asper served as a principal for Deloitte Consulting, LLP, a global consulting company, from September 2012 to July 2017.

Julie D. Dewey was appointed our Senior Vice President, Chief Communications Officer in October 2015 in connection with the Wright/Tornier merger. Ms. Dewey served as Senior Vice President, Chief Communications Officer of Wright Medical Group, Inc. from October 2011 to October 2015. Prior to joining legacy Wright, Ms. Dewey served as Chief Communications Officer of Epocrates, Inc., a publicly held company that sold physician platforms for clinical content, practice tools and health industry engagement, from March 2011 to October 2011. From January 2008 to July 2010, Ms. Dewey was Senior Vice President and Chief Communications Officer of ev3 Inc. Prior to ev3, Ms. Dewey held marketing and investor relations positions at Kyphon Inc. from January 2003 to November 2007 and Thoratec Corporation from January 1998 to January 2003. Ms. Dewey currently serves as a member of the board of directors for the National Investor Relations Institute, the professional association of corporate officers and investor relations consultants responsible for communication among corporate management, shareholders, securities analysts and other financial community constituents.

James A. Lightman was appointed our Senior Vice President, General Counsel and Secretary in October 2015 in connection with the Wright/Tornier merger. Mr. Lightman joined Wright Medical Group, Inc. in December 2011 as Senior Vice President, General Counsel and Secretary. Prior to joining legacy Wright, Mr. Lightman served in various legal and executive positions with Bausch & Lomb Incorporated, a privately held supplier of eye health products. From February 2008 to November 2009, Mr. Lightman served as Vice President and Assistant General Counsel of Bausch & Lomb, and held the position of Vice President, Global Sales Operations until August 2011. From June 2007 to February 2008, he served as Vice President and General Counsel of Eyeonics, Inc. Prior to joining Eyeonics, Mr. Lightman served as Senior Vice President and General Counsel of IntraLase Corp. from February 2005 to April 2007.

Andrew C. Morton was appointed our Senior Vice President and Chief Human Resources Officer in March 2018. From November 2015 to March 2018, Mr. Morton served as Senior Vice President and Chief Human Resources Officer for Hanger, Inc., a provider of orthotic and prosthetic patient care services and solutions, and served as Vice President and Chief Human Resources Officer of Hanger from June 2010 to November 2015. Prior to joining Hanger, Mr. Morton served in two capacities; first as Vice President Talent and Corporate Services, and then Vice President Human Resources Supply Chain for Freescale Semiconductor, Inc., a designer and manufacturer of embedded processors, from May 2006 to June 2010. From June 1992 to April 2006, Mr. Morton worked at International Business Machines Corporation and held various global field and corporate human resource executive roles of increasing responsibility across its software, hardware and sales businesses.

J. Wesley Porter was appointed our Senior Vice President and Chief Compliance Officer in October 2015 in connection with the Wright/Tornier merger. Mr. Porter joined Wright Medical Group, Inc. in July 2014 as Vice President, Compliance and became Senior Vice President and Chief Compliance Officer in October 2014. Prior to joining legacy Wright, Mr. Porter served as Vice President, Deputy Compliance Officer of Allergan, Inc. from September 2012 to February 2014, Vice President, Ethics and Compliance of CareFusion Corp. from June 2009 to September 2012, and Senior Corporate Counsel, Compliance, HIPAA and Reimbursement of Smith & Nephew, Inc. from April 2006 to May 2009.

Barry J. Regan was appointed our Senior Vice President, Operations in July 2018. From January 2018 to June 2018, Mr. Regan served as Senior Vice President, Global Supply Chain and Direct Procurement of Smith & Nephew, Inc., a global medical technology company, and served as Senior Vice President, Global Supply Chain of Smith & Nephew, Inc. from March 2015 to December 2017. Prior to joining Smith & Nephew, Inc., Mr. Regan served in two capacities at AbbVie Inc., a biopharmaceutical company; first as Director, Operations Strategy & Network Optimization from September 2011 to September 2012, and then Vice President & General Manager, US & Puerto Rico Manufacturing from September 2012 to February 2015. Prior to joining AbbVie Inc., Mr. Regan served in various positions at Abbott Laboratories, a health care product company, with increasing responsibilities from 1994 to 2011, including most recently Director of Manufacturing Operations. Mr. Regan previously served on the board of directors of the Pharmaceutical Industry Association of Puerto Rico.

Kevin C. Smith was appointed our Senior Vice President, Quality and Regulatory in March 2018. From May 2012 to February 2018, Mr. Smith served as our Vice President, Global Quality and Regulatory Affairs. Prior to joining Wright, Mr. Smith served as Corporate Director, Quality Systems for Boston Scientific Corporation, a global medical technology company, from December 2001 to May 2012.

Jennifer S. Walker was appointed our Senior Vice President, Process Improvement in October 2015 in connection with the Wright/Tornier merger. Ms. Walker served as Senior Vice President, Process Improvement of Wright Medical Group, Inc. from December 2011 to October 2015 and Vice President and Corporate Controller from December 2009 to December 2011. Since joining legacy Wright’s financial organization in 1993, she served as Assistant Controller, Director, Financial Reporting & Risk Management, Director, Corporate Tax & Risk Management, and Tax Manager of legacy Wright. Prior to joining legacy Wright, Ms. Walker was a senior tax accountant with Arthur Andersen LLP. Ms. Walker is a certified public accountant.

Peter S. Cooke was appointed our President, Emerging Markets, Australia and Japan in January 2019. Prior to such position, he served as President, International from October 2015 to December 2018. He was appointed to that position in connection with the Wright/Tornier merger. Mr. Cooke served as President, International of Wright Medical Group, Inc. from January 2014 to October 2015 and served as Senior Vice President, International from January 2013 to January 2014. Prior to joining legacy Wright, Mr. Cooke served as Vice President and General Manager, Vascular Therapies Emerging Markets of Covidien plc, a global healthcare products company, from July 2010 to January 2013. Prior to Covidien, Mr. Cooke served in various general management roles for ev3 Inc., a global endovascular device company acquired by Covidien in July 2010, including Vice President and General Manager, International from July 2008 to July 2010; Vice President, General Manager, International from November 2006 to June 2008; Vice President, Sales International from January 2005 until November 2006; and Regional Director Asia Pacific and China from February 2003 until January 2005. Prior to ev3, Mr. Cooke spent eleven years at Guidant Corporation, three years at Baxter Healthcare Corporation and two years at St. Jude Medical, Inc.

Patrick Fisher was appointed our President, Lower Extremities in June 2016. From October 2015 to June 2016, Mr. Fisher served as our Vice President, U.S. Sales. From October 2012 to October 2015, Mr. Fisher served as Vice President, U.S. Sales of Wright Medical Group, Inc., and from October 2010 to October 2012, Mr. Fisher served as Regional Vice President of Sales—West Region. From July 2002 to October 2010, Mr. Fisher served in various commercial and marketing roles within Wright. Prior to joining Wright in July 2002, Mr. Fisher held various positions within Smith & Nephew, Inc., a global medical technology company. Mr. Fisher serves on the advisory board for the University of Tennessee Health Sciences Center Research Foundation.

Timothy L. Lanier was appointed our President, Upper Extremities in June 2016. Mr. Lanier has over 25 years of experience in medical device and commercial operations in both small and large companies that include various medical specialties such as orthopedics, vascular, oncology and ophthalmology. Prior to joining Wright, from September 2013 to June 2016, Mr. Lanier served as Vice President of Sales of DFINE Inc., a company committed to the treatment of metastatic tumors and other diseases of the spine. From July 2010 to September 2013, Mr. Lanier served as Vice President of US Sales for the Endovascular Division of Covidien plc, a global healthcare products company, where he built a world-class sales organization dedicated to treating both arterial and venous disease. He joined Covidien in July 2010 through the acquisition of ev3 Inc., where he served as Area Vice President from January 2008 to July 2010. Prior to ev3, Mr. Lanier served as Vice President of Commercial Operations at Anulex Technologies, Inc. from January 2007 to January 2008. He also had increasing executive responsibility at Zimmer Orthopedics, Spine Division and Spine-Tech, Inc. from 1997 to 2007, including Vice President of Commercial Operations.

Steven P. Wallace was appointed our President, International in January 2019. From November 2016 to December 2018, Mr. Wallace served as Vice President, Extremities Marketing of Wright. Prior to joining Wright, Mr. Wallace served as Vice President of Global Marketing and Medical Education of the CMF & Thoracic Division of Zimmer Biomet, Inc., an orthopedic company, from June 2015 to November 2016. Prior to that position, Mr. Wallace served as Senior Director of Global Marketing and Business Development from June 2012 to May 2015 and various other positions for the Microfixation Division of Biomet, Inc., an orthopedic company acquired by Zimmer. Prior to joining Biomet, Mr. Wallace served in a number of positions for Cardinal Health, Inc., a global, integrated healthcare services and products company.

David D. Stevens joined the Wright Board as a non-executive director in October 2015 in connection with the Wright/Tornier merger. Mr. Stevens serves as our Chairman. Mr. Stevens was a member of the board of directors of Wright Medical Group, Inc. from 2004 to 2015 and served as Chairman of the Board from 2009 to October 2015 and interim Chief Executive Officer of Wright from April 2011 to September 2011. He has been a private investor since 2006. Mr. Stevens served as Chief Executive Officer of Accredo Health Group, Inc., a subsidiary of Medco Health Solutions, Inc., from 2005 to 2006. He was Chief Executive Officer of Accredo Health, Inc. from 1996 to 2005, served as Chairman of the Board from 1999 to 2005, and was President and Chief Operating Officer of the predecessor companies of Accredo Health from their inception in 1983 until 1996. He serves on the board of directors of Allscripts Healthcare Solutions, Inc., a publicly held company. He previously served on the board of directors of Viasystems Group, Inc., a publicly held company, from 2012 until May 2015 when it was acquired by TTM Technologies, Inc., Medco Health Solutions, Inc., a publicly held company, from 2006 until 2012 when it was acquired by Express Scripts Holding Company, and Thomas & Betts Corporation, a publicly held company, from 2004 to 2012 when it was acquired by ABB Ltd. Mr. Stevens’ qualifications to serve on the Wright Board include his extensive experience serving as a chief executive officer, including as interim chief executive officer of legacy Wright, his close familiarity with our business, and his prior experience as a director of legacy Wright.

Gary D. Blackford joined the Wright Board as a non-executive director in October 2015 in connection with the Wright/Tornier merger. Mr. Blackford was a member of the board of directors of Wright Medical Group, Inc. from 2008 to 2015. From 2002 to February 2015, Mr. Blackford served as President and Chief Executive Officer and a member of the board of directors of Universal Hospital Services, Inc., a provider of medical technology outsourcing and services to the healthcare industry, and from 2007 to February 2015, served as Chairman of the board of directors. From 2001 to 2002, Mr. Blackford served as Chief Executive Officer of Curative Health Services Inc. From 1999 to 2001, Mr. Blackford served as Chief Executive Officer of ShopforSchool, Inc. He served as Chief Operating Officer for Value Rx from 1995 to 1998 and Chief Operating Officer and Chief Financial Officer of MedIntel Systems Corporation from 1993 to 1994. Mr. Blackford currently serves on the board of directors of Avanos Medical, Inc. (formerly Halyard Health, Inc.) and ReShape Lifesciences Inc. (formerly EnteroMedics Inc.), both publicly held companies. He also serves on the board of directors of Pipeline Rx, Inc., a privately held telepharmacy company and is the Chairman of the Minnesota Children’s Hospitals and Clinics. Mr. Blackford previously served on the board of directors of Compex Technologies, Inc., a publicly held medical device company, from 2005 until its acquisition by Encore Medical Corporation in 2006. Mr. Blackford’s qualifications to serve as a member of the Wright Board include his experience as a chief executive officer and director of a healthcare services company and other companies and as a director of other public companies in the healthcare industry, his extensive experience leading healthcare companies, and his prior experience as a director of legacy Wright.

J. Patrick Mackin joined the Wright Board as a non-executive director in June 2018. Mr. Mackin currently serves as President and Chief Executive Officer of CryoLife, Inc., a manufacturer, processor, and distributor of medical devices and implantable human tissues used in cardiac and vascular surgical procedures focused on aortic repair. He has held this position since September 2014. He was appointed to the CryoLife board of directors in October 2014, and was appointed Chairman of the CryoLife board of directors in April 2015. Mr. Mackin has more than 28 years of experience in the medical device industry. Prior to joining CryoLife, Mr. Mackin served as President of Cardiac Rhythm Disease Management, the then largest operating division of Medtronic, Inc., a global medical device company, from August 2007 to August 2014. At Medtronic, he previously held the positions of Vice President, Vascular, Western Europe and Vice President and General Manager, Endovascular Business Unit. Prior to joining Medtronic in 2002, Mr. Mackin worked for six years at Genzyme, Inc. serving as Senior Vice President and General Manager for the Cardiovascular Surgery Business Unit and as Director of Sales, Surgical Products division. Before joining Genzyme, Mr. Mackin spent four years at Deknatel/Snowden-Pencer, Inc. in various roles and three years as a First Lieutenant in the U.S. Army. Mr. Mackin has served as a director of Opsens, Inc., a fiber optic sensors manufacturer, since 2016. Mr. Mackin received an MBA from the Kellogg Graduate School of Management at Northwestern University and is a graduate of the U.S. Military Academy at West Point. Mr. Mackin’s qualifications to serve on the Wright Board include his experience as a chief executive officer of a medical device company and various other officer positions with medical device companies and his deep knowledge of the medical device industry.

John L. Miclot joined the Wright Board as a non-executive director in October 2015 in connection with the Wright/Tornier merger. Mr. Miclot was a member of the board of directors of Wright Medical Group, Inc. from 2007 to 2015. Mr. Miclot has served as President and Chief Executive Officer and a member of the board of directors of LinguaFlex, Inc., a medical device company focused on treatment of sleep disordered breathing, since August 2015. From December 2011 to December 2014, he served as Chief Executive Officer and a member of the board of directors of Tengion Inc., a publicly held company that focused on organ and cell regeneration. Prior to joining Tengion, Mr. Miclot was an Executive-in Residence at Warburg Pincus, LLC. From 2008 to

2010, he was President and Chief Executive Officer of CCS Medical, Inc., a provider of products and services for patients with chronic diseases. From 2003 until 2008, he served as President and Chief Executive Officer of Respironics, Inc., a provider of sleep and respiratory products, and prior to such time, served in various positions at Respironics, Inc. from 1998 to 2003, including Chief Strategic Officer and President of the Homecare Division. From 1995 to 1998, he served as Senior Vice President, Sales and Marketing of Healthdyne Technologies, Inc., a medical device company that was acquired by Respironics, Inc. in 1998. Mr. Miclot spent the early part of his medical career at DeRoyal Industries, Inc., Baxter International Inc., Ohmeda Medical, Inc. and Medix Inc. Mr. Miclot serves as a director of the Pittsburgh Zoo and PPG Aquarium, charitable and educational institutions, serves on the University of Iowa Tippie College of Business board of advisors and serves as an industrial advisor to EQT Partners, an investment company. Mr. Miclot previously served as Chairman and a member of the board of directors of Breathe Technologies, Inc., a privately held company, prior to its acquisition by Hill-Rom Holdings, Inc. in September 2019. Mr. Miclot previously served on the board of directors of DENTSPLY International Inc., a dental products company, prior to its merger with Sirona Dental Systems, Inc. in February 2016, and ev3 Inc., a global endovascular device company, prior to the sale of the company in 2010. Mr. Miclot’s qualifications to serve on the Wright Board include his substantial experience as a chief executive officer of several medical device companies, his deep knowledge of the medical device industry, and his prior experience as a director of legacy Wright.

Kevin C. O’Boyle has served as a non-executive director and member of the Wright Board since June 2010. In November 2012, Mr. O’Boyle was appointed as Interim Vice Chairman of Tornier, a position he held for about a year. From December 2010 to July 2011, Mr. O’Boyle served as Senior Vice President and Chief Financial Officer of Advanced BioHealing Inc., a medical device company that was acquired by Shire plc in July 2011. From January 2003 until December 2009, Mr. O’Boyle served as Chief Financial Officer of NuVasive, Inc., a medical device orthopedics company specializing in spinal disorders. Prior to that time, Mr. O’Boyle served in various positions during his six years with ChromaVision Medical Systems, Inc., a publicly held medical device company specializing in the oncology market, including as its Chief Financial Officer and Chief Operating Officer. Mr. O’Boyle also held various positions during his seven years with Albert Fisher North America, Inc., a publicly held international food company, including Chief Financial Officer and Senior Vice President of Operations. Mr. O’Boyle serves on the board of directors of GenMark Diagnostics, Inc., Nevro Corp. and Sientra, Inc., all publicly held companies. Mr. O’Boyle previously served on the board of directors of ZELTIQ Aesthetics, Inc., a public company acquired by Allergan plc in April 2017, and Durata Therapeutics, Inc. until its acquisition by Actavis plc in November 2014. Mr. O’Boyle’s qualifications to serve on the Wright Board include his executive experience in the healthcare industry, his experience with companies during their transition from being privately held to publicly held, and his financial and accounting expertise.

Amy S. Paul joined the Wright Board as a non-executive director in October 2015 in connection with the Wright/Tornier merger. Ms. Paul was a member of the board of directors of Wright Medical Group, Inc. from 2008 to 2015. Ms. Paul retired in 2008 following a 26-year career with C.R. Bard, Inc., a medical device company, most recently serving as the Group Vice President-International since 2003. She served in various positions at C.R. Bard, Inc. from 1982 to 2003, including President of Bard Access Systems, Inc., President of Bard Endoscopic Technologies, Vice President and Business Manager of Bard Ventures, Vice President of Marketing of Bard Cardiopulmonary Division, Marketing Manager for Davol Inc., and Senior Product Manager for Davol Inc. Ms. Paul previously served on the board of directors of Derma Sciences, Inc., a publicly held company acquired by Integra LifeSciences Holdings Corporation, Viking Systems, Inc., a publicly held company acquired by Conmed Corporation, and was a commissioner of the Northwest Commission on Colleges and Universities from 2010 to 2013. Ms. Paul serves on the President’s Innovation Network at Westminster College. Ms. Paul’s qualifications to serve on the Wright Board include her over three decades of experience in the medical device industry, including having served in various executive roles with responsibilities that include international and divisional operations as well as marketing and sales functions, her experience as a director of other public companies in the healthcare industry, and her prior experience as a director of legacy Wright.

Richard F. Wallman has served as a non-executive director and member of the Wright Board since December 2008. From 1995 through his retirement in 2003, Mr. Wallman served as Senior Vice President and Chief Financial Officer of Honeywell International, Inc., a diversified technology company, and AlliedSignal, Inc., a diversified technology company (prior to its merger with Honeywell International, Inc.). Prior to joining AlliedSignal, Inc., Mr. Wallman served as Controller of International Business Machines Corporation. Mr. Wallman serves on the board of directors of Charles River Laboratories International, Inc., Extended Stay America, Inc., Roper Technologies, Inc., SmileDirectClub, Inc., all U.S. publicly held companies, and Boart Longyear, a publicly held company traded on the ASX (Australian Securities Exchange). Mr. Wallman previously served on the board of directors of Convergys Corporation and ESH Hospitality, Inc., all publicly held companies. Mr. Wallman’s qualifications to serve on the Wright Board include his prior public company experience, including as Chief Financial Officer of Honeywell, his significant public company director experience, and his financial experience and expertise.

Elizabeth H. Weatherman has served as a non-executive director and member of the Wright Board since July 2006. Ms. Weatherman was initially appointed as a director of Tornier in connection with a securityholders’ agreement that Tornier entered into with certain shareholders. The securityholders’ agreement terminated by its terms in May 2016. Ms. Weatherman has been a Special Limited Partner of Warburg Pincus LLC, a private equity firm, since January 2016. Ms. Weatherman previously was a Partner of Warburg Pincus & Co., a Member and Managing Director of Warburg Pincus LLC and a member of the firm’s Executive Management Group. Ms. Weatherman joined Warburg Pincus in 1988 and primarily focused on the firm’s healthcare investment activities. Ms. Weatherman currently serves on the board of directors of Nevro Corp., Silk Road Medical, Inc. and Vapotherm, Inc., all publicly held companies. Ms. Weatherman previously served on the boards of directors of several publicly held companies, primarily in the medical device industry, including ev3 Inc., Wright Medical Group, Inc., and Kyphon Inc. Ms. Weatherman’s qualifications to serve on the Wright Board include her extensive experience as a director of several public and private companies in the medical device industry.

BOARD STRUCTURE AND COMPOSITION

We have a one-tier board structure. Our articles of association provide that the number of members of the Wright Board will be determined by the Wright Board, provided that the Wright Board will be comprised of at least one executive director and two non-executive directors. The Wright Board currently consists of nine directors, one of whom is an executive director and eight of whom are non-executive directors. With respect to the composition of the Wright Board, under the terms of his employment agreement, we have agreed that Mr. Palmisano will be nominated by the Wright Board for election as an executive director and a member of the Wright Board at each annual general meeting of shareholders.

All eight of our non-executive directors are “independent directors” under the Nasdaq Listing Rules. Independence requirements for service on our audit committee are discussed below under “Audit Committee” and independence requirements for service on our compensation committee are discussed below under “Compensation Committee.” All of our non-executive directors are independent under the independence definition in the Dutch Corporate Governance Code.

The general meeting of shareholders appoints the members of the Wright Board, subject to a binding nomination to be drawn up by the Wright Board in accordance with the relevant provisions of the Dutch Civil Code. The Wright Board makes the binding nomination based on a recommendation of our nominating, corporate governance and compliance committee. If the list of candidates contains one candidate for each open position to be filled, such candidate will be appointed by the general meeting of shareholders unless the binding nature of the nominations by the Wright Board is set aside by the general meeting of shareholders. The binding nature of nomination(s) by the Wright Board can only be set aside by a vote of at least two-thirds of the votes cast at an annual or extraordinary general meeting of shareholders, provided such two-thirds vote constitutes more than one-half of our issued share capital. In such case, a new meeting is called at which the resolution for appointment of a member of the Wright Board will require a majority of at least two-thirds of the votes cast representing more than one-half of our issued share capital.

Members of the Wright Board can at all times be suspended or dismissed by the general meeting of shareholders. A resolution of the general meeting of shareholders to suspend or dismiss a member of the Wright Board, pursuant to a proposal by the Wright Board, requires the affirmative vote of an absolute majority of the votes cast. A resolution of the general meeting of shareholders to suspend or dismiss members of the Wright Board, other than pursuant to a proposal by the Wright Board, requires a majority of at least two-thirds of the votes cast, representing more than one-half of our issued share capital.

Under our articles of association, our internal rules for the Wright Board, and Dutch law, the members of the Wright Board are collectively responsible for our management, general and financial affairs, and policy and strategy. Our executive director is primarily responsible for managing our day-to-day affairs as well as other responsibilities that have been delegated to him in accordance with our articles of association and internal rules for the Wright Board. Our non-executive directors supervise our executive director and our general affairs and provide general advice to him. In performing their duties, our directors are guided by the interests of Wright and, within the boundaries set by relevant Dutch law, must take into account the relevant interests of our stakeholders. The internal affairs of the Wright Board are governed by our internal rules for the Wright Board, a copy of which is available on the Investors—Governance Documents & Charters section of our corporate website at www.wright.com.

Mr. Stevens serves as our Chairman. The duties and responsibilities of the Chairman include, among others: determining the agenda and chairing the meetings of the Wright Board, managing the Wright Board to ensure that it operates effectively, ensuring that the members of the Wright Board receive accurate, timely and clear information, encouraging active engagement by all the members of the Wright Board, promoting effective relationships and open communication between the non-executive directors and the executive director, and monitoring effective implementation of the Wright Board’s decisions.

Under our internal rules for the Wright Board, meetings of the Wright Board may be held in such locations as the Wright Board determines appropriate. At each meeting, each director has the right to cast one vote and may be represented at a meeting of the Wright Board by a fellow director. The Wright Board may pass resolutions only if a majority of the directors is present or represented at the meeting and all resolutions must be passed by a majority of the directors that have no conflict of interest present or represented. As required by Dutch law, our articles of association provide that when one or more members of the Wright Board is absent or prevented from acting, the remaining members of the Wright Board will be entrusted with the management of Wright. The intent of this provision is to satisfy certain requirements under Dutch law and provide that, in rare circumstances, when a director is incapacitated, severely ill, or similarly absent or prevented from acting, the remaining members of the Wright Board (or, in the event there are no such remaining members, a person appointed by our shareholders at a general meeting) will be entitled to manage Wright, notwithstanding the general requirement that otherwise requires a majority of the Wright Board in office to be present. In these limited circumstances, our articles of association permit the Wright Board to pass resolutions even if a majority of the directors in office is not present at the meeting.

Subject to Dutch law and any director’s objection, resolutions may be passed in writing by all of the directors in office. Under Dutch law, members of the Wright Board may not participate in the deliberation and the decision-making process on a subject or transaction in relation to which he or she has a direct or indirect personal interest that conflicts with the interest of Wright and its business enterprise. If all directors are conflicted and in the absence of a supervisory board, the resolution will be adopted by the general meeting of shareholders, except if the articles of association prescribe otherwise. Our articles of association provide that a director will not take part in any vote on a subject or transaction in relation to which he or she has a direct or indirect personal interest that conflicts with the interest of Wright and its business enterprise. In such event, the other directors will be authorized to adopt the resolution. If all directors have a conflict of interest as mentioned above, the resolution will be adopted by the non-executive directors.

Board Committees

The Wright Board has four standing board committees: audit committee, compensation committee, nominating, corporate governance and compliance committee, and strategic transactions committee. Each of these committees has the composition described in the table below and the responsibilities described in the sections below. The Wright Board has adopted a written charter for each committee of the Wright Board. These charters are available on the Investors—Governance Documents & Charters section of our corporate website at www.wright.com. The Wright Board from time to time may establish other committees.

The following table summarizes the current membership of each of our four board committees.

Director	Audit	Compensation	Nominating, corporate governance and compliance	Strategic transactions
Robert J. Palmisano	—	—	—	—
Gary D. Blackford	—	—	Chair	—
J. Patrick Mackin	—	Ö	—	—
John L. Miclot	—	Chair	—	Ö
Kevin C. O’Boyle	Chair	—	—	Ö
Amy S. Paul	—	Ö	Ö	—
David D. Stevens	—	—	Ö	Ö
Richard F. Wallman	Ö	—	—	—
Elizabeth H. Weatherman	Ö	—	—	Chair

Audit Committee

The audit committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our consolidated financial statements. The primary responsibilities of the audit committee include:

•

assisting the Wright Board in monitoring the integrity of our consolidated financial statements, our compliance with legal and regulatory requirements insofar as they relate to our consolidated financial statements and financial reporting obligations and any accounting, internal accounting controls or auditing matters, our independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm;

•

appointing, compensating, retaining, and overseeing the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review, or attest services and dealing directly with any such auditing firm; provided, that such appointment will be subject to shareholder ratification or decision in the case of the auditor for our Dutch statutory annual accounts;

•	providing a medium for consideration of matters relating to any audit issues;

•

establishing procedures for the receipt, retention, and treatment of complaints received by us regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and

•	reviewing and approving all related party transactions required to be disclosed under the U.S. federal securities laws.

The audit committee reviews and evaluates, at least annually, the performance of the audit committee and its members, including compliance of the committee with its charter.

The audit committee has the sole authority to select, retain, oversee, and terminate its own counsel, consultants, and advisors and approve the fees and other retention terms of such counsel, consultants, and advisors, as it deems appropriate.

The audit committee currently consists of Mr. O’Boyle (Chair), Mr. Wallman and Ms. Weatherman. We believe that the composition of the audit committee complies with the applicable rules of the SEC and Nasdaq. The Wright Board has determined that each of Mr. O’Boyle, Mr. Wallman and Ms. Weatherman is an “independent director” under the Nasdaq rules and that each of Messrs. O’Boyle and Wallman is an “audit committee financial expert,” as defined in SEC rules, and satisfies the financial sophistication requirements of Nasdaq. The Wright Board also has determined that each of Mr. O’Boyle, Mr. Wallman and Ms. Weatherman meets the more stringent independence requirements for audit committee members of Rule 10A-3(b)(1) under the Exchange Act and the Nasdaq Listing Rules and is independent under the Dutch Corporate Governance Code.

Compensation Committee

The primary responsibilities of our compensation committee, which are within the scope of the Wright Board’s compensation policy adopted by the general meeting of our shareholders, include:

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reviewing and approving corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, evaluating the performance of these officers in light of those goals and objectives, and setting compensation of these officers based on such evaluations;

•

making recommendations to the Wright Board with respect to incentive compensation and equity-based plans that are subject to board and shareholder approval, administering or overseeing all of our incentive compensation and equity-based plans, and discharging any responsibilities imposed on the committee by any of these plans;

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reviewing and recommending to the Wright Board any severance or similar termination payments proposed to be made to our Chief Executive Officer and reviewing and approving any severance or similar termination payments proposed to be made to any other executive officer;

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reviewing and discussing with our Chief Executive Officer and reporting periodically to the Wright Board plans for development and corporate succession plans for our executive officers and other key employees, which include transitional leadership in the event of an unplanned vacancy;

•

reviewing and discussing with management the “Compensation Discussion and Analysis” section of this proxy statement and based on such discussions, recommending to the Wright Board whether the “Compensation Discussion and Analysis” section should be included in this proxy statement; and

•

approving, or recommending to the Wright Board for approval, the compensation programs, and the payouts for all programs, applying to our non-executive directors, including reviewing the competitiveness of our non-executive director compensation programs and reviewing the terms to make sure they are consistent with the Wright Board’s compensation policy adopted by the general meeting of our shareholders.

The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the committee with its charter.

The compensation committee has the sole authority to select, retain, oversee, and terminate its own counsel, consultants, and advisors and approve the fees and other retention terms of such counsel, consultants, and advisors, as it deems appropriate. Before selecting any such counsel, consultant or advisor, the compensation committee reviews and considers the independence of such counsel, consultant or advisor, including any other services the counsel, consultant or other advisor is providing to Wright and management.

The compensation committee currently consists of Mr. Miclot (Chair), Mr. Mackin, and Ms. Paul. We believe that the composition of our compensation committee complies with the applicable rules of the SEC and Nasdaq. The Wright Board has determined that each of Mr. Miclot, Mr. Mackin, and Ms. Paul is an “independent director” under the rules of Nasdaq, meets the more stringent independence requirements for compensation committee members of Rule 10C-1 under the Exchange Act and the Nasdaq Listing Rules and is independent under the Dutch Corporate Governance Code. None of our executive officers has served as a member of the board of directors or compensation committee of any entity that has an executive officer serving as a member of the Wright Board.

Nominating, Corporate Governance and Compliance Committee

The primary responsibilities of our nominating, corporate governance and compliance committee include:

•	reviewing and making recommendations to the Wright Board regarding the size and composition of the Wright Board;

•	identifying, reviewing, and recommending nominees for election as directors;

•	making recommendations to the Wright Board regarding corporate governance matters and practices, including any revisions to our internal rules for the Wright Board; and

•

overseeing our compliance efforts with respect to our legal, regulatory, and quality systems requirements and ethical programs, including our code of business conduct, other than with respect to matters relating to our financial statements and financial reporting obligations and any accounting, internal accounting controls or auditing matters, which are within the purview of the audit committee.

The nominating, corporate governance and compliance committee reviews and evaluates, at least annually, the performance of the nominating, corporate governance and compliance committee and its members, including compliance of the committee with its charter.

The nominating, corporate governance and compliance committee has the sole authority to select, retain, oversee, and terminate its own counsel, consultants, and advisors and approve the fees and other retention terms of such counsel, consultants, and advisors, as it deems appropriate.

The nominating, corporate governance and compliance committee currently consists of Mr. Blackford (Chair), Ms. Paul, and Mr. Stevens. We believe that the composition of our nominating, corporate governance and compliance committee complies with the applicable rules of Nasdaq. The Wright Board has determined that each of Mr. Blackford, Ms. Paul, and Mr. Stevens is an “independent director” under the Nasdaq rules.

The nominating, corporate governance and compliance committee considers all candidates recommended by our shareholders pursuant to specific minimum qualifications that the nominating, corporate governance and compliance committee believes must be met by a recommended nominee for a position on the Wright Board, which qualifications are described in the nominating, corporate governance and compliance committee’s charter, a copy of which is available on the Investors—Governance Documents & Charters section of our corporate website www.wright.com. We have made no material changes to the procedures by which shareholders may recommend nominees to the Wright Board as described in our most recent proxy statement.

Strategic Transactions Committee

The primary responsibilities of our strategic transactions committee include:

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reviewing and evaluating potential opportunities for strategic business combinations, acquisitions, mergers, dispositions, divestitures, investments, and similar strategic transactions involving Wright or any one or more of our subsidiaries outside the ordinary course of our business that may arise from time to time;

•

approving on behalf of the Wright Board any strategic transaction that may arise from time to time and is deemed appropriate by the strategic transactions committee and involves total cash consideration of less than $5.0 million; provided, however, that the strategic transactions committee is not authorized to approve any strategic transaction involving the issuance of capital stock or in which any director, officer, or affiliate of Wright has a material interest;

•

making recommendations to the Wright Board concerning approval of any strategic transactions that may arise from time to time and are deemed appropriate by the strategic transactions committee and are beyond the authority of the strategic transactions committee to approve;

•	reviewing integration efforts with respect to completed strategic transactions from time to time and making recommendations to management and the Wright Board, as appropriate;

•

assisting management in developing, implementing, and adhering to a strategic plan and direction for its activities with respect to strategic transactions and making recommendations to management and the Wright Board, as appropriate;

•	reviewing and approving the settlement or compromise of any material litigation or claim against us; and

•

reviewing and evaluating potential opportunities for restructuring our business in response to completed strategic transactions or otherwise in an effort to realize anticipated cost and expense savings for, and other benefits, to Wright and making recommendations to management and the Wright Board, as appropriate.

The strategic transactions committee reviews and evaluates periodically the performance of the committee and its members, including compliance of the committee with its charter.

The strategic transactions committee has the sole authority to select, retain, oversee, and terminate its own counsel, consultants, and advisors and approve the fees and other retention terms of such counsel, consultants, and advisors, as it deems appropriate.

The strategic transactions committee currently consists of Ms. Weatherman (Chair), Mr. Miclot, Mr. O’Boyle, and Mr. Stevens.

Code of Business Conduct

We have adopted a code of business conduct, which applies to all of our directors, officers, and employees. The code of business conduct is available on the Investors—Governance Documents & Charters section of our corporate website at www.wright.com. Any person may request a copy free of charge by writing to James A. Lightman, Senior Vice President, General Counsel and Secretary, Wright Medical Group N.V., Prins Bernhardplein 200, 1097 JB Amsterdam, the Netherlands. We intend to disclose on our corporate website any amendment to, or waiver from, a provision of our code of business conduct that applies to directors and executive officers and that is required to be disclosed pursuant to the rules of the SEC and Nasdaq.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The audit committee is directly responsible for the appointment, compensation, and oversight of our independent auditor or independent registered public accounting firm. Our general meeting of shareholders is directly responsible for the appointment of the auditor that audits our Dutch statutory annual accounts prepared in accordance with Dutch law each year.

AUDIT, AUDIT-RELATED, TAX, AND ALL OTHER FEES

The following table shows the fees that we paid or accrued for audit and other services provided by our independent registered public accounting firm, KPMG LLP, for 2019 and 2018:

Fees	2019	2018
Audit fees	$1,983,713	$2,398,575
Audit-related fees	76,000	50,125
Tax fees	145,000	65,000
All other fees	—	15,625

Total	$2,204,713	$2,529,325

In the above table, in accordance with the SEC’s definitions and rules, “audit fees” are fees for professional services for the integrated audit of our consolidated financial statements included in our annual report on Form 10-K, and the review of our consolidated financial statements included in quarterly reports on Form 10-Q and registration statements and for services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements; “audit-related fees” are fees for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not included in “audit fees” and include fees for services performed related to audits on our benefit plan and due diligence on acquisitions; “tax fees” are fees for tax compliance and consultation primarily related to assistance with international tax compliance and tax audits, tax advice on acquisitions, and tax planning; and “all other fees” are fees for any services not included in the first three categories, which includes fees for a risk management review and assessment.

PRE-APPROVAL POLICIES AND PROCEDURES

In addition to retaining KPMG LLP to audit our consolidated financial statements for 2019, the audit committee retained KPMG LLP to provide other auditing and advisory services in 2019. The audit committee understands the need for our independent registered public accounting firm to maintain objectivity and independence in its integrated audits of our consolidated financial statements. The audit committee has reviewed all non-audit services provided by KPMG LLP in 2019 and has concluded that the provision of such services was compatible with maintaining KPMG LLP’s independence in the conduct of its auditing functions.

To help ensure the independence of the independent auditor, the audit committee pre-approves all audit and permissible non-audit services to be provided to us by our independent registered public accounting firm prior to commencement of services. Our audit committee chairman has the delegated authority to pre-approve such services up to a specified aggregate fee amount. These pre-approval decisions are presented to the full audit committee at its next scheduled meeting.

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis (“CD&A”) addresses the principles underlying our policies and decisions with respect to the compensation of our executive officers who are named in the “Summary Compensation Table—2019” found under “Executive Compensation—Summary Compensation Information” beginning on page 157 and material factors relevant to these policies and decisions.

These executive officers and their current officer positions are:

Named executive officer	Current officer position
Robert J. Palmisano	President and Chief Executive Officer
Lance A. Berry	Executive Vice President, Chief Financial and Operations Officer
Kevin D. Cordell	Executive Vice President, Chief Global Commercial Officer
James A. Lightman	Senior Vice President, General Counsel and Secretary
Barry J. Regan	Senior Vice President, Operations

We refer to these executive officers as our “named executive officers” or “NEOs” and our President and Chief Executive Officer as our “CEO” in this CD&A. This CD&A should be read in conjunction with the accompanying compensation tables, corresponding notes and narrative discussion, as they provide additional information and context to our compensation disclosures.

Executive Summary

Fiscal 2019 Business Highlights

Below are operational and financial highlights for 2019.

•

Pending Acquisition by Stryker. On November 4, 2019, we entered into a definitive agreement with Stryker and Purchaser under which Purchaser has commenced the Offer. The obligation of Stryker and Purchaser to consummate the Offer is subject to the tender of a minimum number of our outstanding Shares in the Offer, the adoption of certain resolutions relating to the transaction at the Extraordinary General Meeting, receipt of applicable regulatory approvals and other customary conditions.

•	No. 1 Position in Shoulder Market. By the end of 2019, we achieved our goal of being no. 1 in the global shoulder market.

•	Adjusted EBITDA Margin Goal. We achieved our long-standing adjusted EBITDA margin goal by the end of fourth quarter of 2019.

•

New Digital Strategy. In May 2019, we announced a new digital organization led by Jason Asper as Senior Vice President, Chief Digital Officer, to focus on executing Wright’s transformative digital surgery strategy to develop new platforms, accelerate surgical solutions and drive software technology innovation across our business.

Fiscal 2019 Compensation Actions and Outcomes

One of our key executive compensation objectives is to link pay to performance by aligning the financial interests of our executives with those of our shareholders and by emphasizing pay for performance in our compensation programs. We strive to accomplish this objective primarily through our annual performance incentive plan (“PIP”), which compensates executives for achieving annual corporate and divisional financial and other goals, and our long-term incentive equity grants, which align the interests of our executives with the long-term interests of our shareholders, promote stock ownership, and create significant incentives for executive retention.

Our compensation actions and incentive plan outcomes based on performance for fiscal 2019 are summarized below:

Pay element	2019 actions
Base salary	• Our CEO received no base salary increase.

•  Messrs. Berry and Cordell received upward market adjustments of 10.0% and 7.3%, respectively, to compensate them for assuming increased roles and responsibilities in connection with their new Executive Vice President positions and bring them closer to target market positioning within our peer group in their new positions.

•  Messrs. Lightman and Regan received base salary merit increases of 4.4%.

Short-term annual incentive

•  Target bonus percentages for our NEOs did not change from their 2018 levels, other than in the case of our CEO whose percentage increased by 20 percentage points to bring him closer to our target market positioning within our peer group and Messrs. Berry and Cordell whose percentages increased by 10 percentage points to compensate them for assuming increased roles and responsibilities and bring them closer to target market positioning within our peer group in their new positions.

•  CEO was increased to 120% and remained the same for our other NEOs, ranging from 50% to 65% of base salary.

•  Short-term incentive was based 100% on corporate performance goals for all NEOs except Messrs. Lightman and Regan who also had individual performance goals.

•  To encourage the retention of our employees, including our NEOs, we approved 2019 PIP payouts to all participants who remain employed at the time of such payments assuming the achievement of applicable performance metrics at the higher of target or actual performance. Since actual performance was less than target performance, all of our NEOs received payouts equal to target performance. We believe target payouts were important for retention purposes in light of our pending acquisition by Stryker. These payouts were made to our executives in December 2019 to mitigate potential adverse tax consequences to Wright and the NEOs in connection with the Stryker acquisition and in agreement with Stryker.

Measure	Weighting	Target performance	2019 actual performance
Adjusted global net sales	40%	$961.6 million	$918.1 million
Adjusted EBITDA	30%	204.9 million	189.7 million
Adjusted free cash flow	30%	3.0 million	1.7 million
See Corporate Performance Goals below for a description of these performance goals.

Long-term incentive

•  The long-term incentive (“LTI”) grant guideline for our CEO increased from 450% to 500% of base salary and the LTI grant guidelines for our other NEOs increased from 0 to 50 percentage points to align them more closely to target market positioning within our peer group.

•  LTI is delivered 1/3 in stock options, 1/3 in time-vested restricted stock unit (“RSU”) awards and 1/3 in performance share unit (“PSU”) awards.

•  Stock options and RSU awards vest over four years.

•  PSU awards vest and are paid out in Shares upon the achievement of a threshold net sales growth goal over a three-year period.

•  There were no payouts of prior PSU awards during 2019 because PSU awards have a three-year performance period and were first granted in 2017.

•  In recognition of the changed circumstances created by the Stryker acquisition and to encourage retention during the pendency of the acquisition, the compensation committee determined, consistent with the terms of the Purchase Agreement, that all outstanding PSU awards will be deemed to have achieved maximum levels of performance.

Compensation Highlights and Best Practices

Our compensation practices include many best pay practices that support our executive compensation objectives and principles, and benefit our shareholders.

What we do	What we don’t do
Structure our executive officer compensation so that a significant portion of pay is at risk	No automatic salary increases
Emphasize long-term performance in our equity-based incentive awards	No repricing of stock options unless approved by shareholders
Use a mix of performance measures and caps on payouts	No excessive perquisites
Require minimum vesting periods on equity awards	No new single-trigger change in control arrangements
Require double-trigger for equity acceleration upon a change in control	No tax gross-ups, other than limited CEO and relocation tax gross-ups
Maintain a competitive compensation package	No change in control excise tax gross-ups
Have robust stock ownership guidelines and stock retention requirements for executive officers	No pledging of Wright securities
Maintain a clawback policy	No short sales or derivative transactions in Wright shares, including hedges
Hold an annual say-on-pay vote	No current payment of dividends on unvested awards

Shareholder Outreach Efforts and Changes to Our Executive Compensation

During 2019, we continued to review our executive compensation program to ensure that it not only motivates our executives, but also aligns with shareholder interests and prevailing market practice. As part of this review, we reached out and listened to shareholders. In 2019, we contacted our top 50 institutional shareholders, representing approximately 90% of our outstanding Shares and attended over 300 meetings for investors and interested investors. For the individual investor meetings, our CEO, Chief Financial and Operations Officer and/or Chief Communications Officer attended. The agenda for these meetings requested feedback from investors and shareholders and generally included: (1) a review of our operations and results to date; (2) a summary of our strategic priorities and focus; and (3) a review of our compensation philosophy and its alignment with our strategic direction.

After similar shareholder outreach efforts a couple of years ago, we made several changes to our executive compensation program to respond to shareholder concerns and align with best practices. These changes include the use of performance-based awards, eliminating a single-trigger change in control provision in our equity plan, requiring minimum vesting periods on equity awards under our equity plan, adopting a clawback policy and moving to an annual say-on-pay vote.

Say-on-Pay Vote

At our 2019 annual general meeting, our shareholders had the opportunity to vote on an advisory say-on-pay proposal. At the meeting, 70.7% of the votes cast by our shareholders were in favor of our say-on-pay proposal. The compensation committee considered whether to change certain aspects of our executive compensation program in response to this vote, but ultimately determined in light of our pending acquisition by Stryker not to make any significant changes at this time, but to revisit the program if for some reason the Stryker acquisition is not completed.

Compensation Objectives and Philosophies

Our executive compensation policies, plans and programs seek to enhance our financial performance, and thus shareholder value, by aligning the financial interests of our executives with those of our shareholders and by emphasizing pay for performance. Specifically, our executive compensation programs are designed to:

•	Reinforce our corporate mission, vision and values;

•	Attract and retain executives important to the success of Wright;

•	Align the interests of our executives with the interests of our shareholders; and

•	Reward executives for the achievement of Wright’s performance objectives, the creation of shareholder value in the short- and long-term, and their contributions to the success of Wright.

To achieve these objectives, although the compensation committee has not adopted any formal or informal policies or guidelines for allocating compensation, the committee makes executive compensation decisions based on the following philosophies:

•

Base salary and total compensation levels are generally targeted to be within a reasonable range of the 67th percentile of a group of similarly-sized peer companies. However, the specific competitiveness of any individual executive’s salary and compensation will be determined considering factors like the executive’s experience, skills and capabilities, contributions as a member of the executive management team, contributions to our overall performance, and the sufficiency of total compensation potential to ensure the retention of an executive when considering the compensation potential that may be available elsewhere.

•

At least two-thirds of the CEO’s compensation opportunity and half of other executives’ compensation opportunities should be in the form of variable compensation that is tied to financial results and/or creation of shareholder value.

•

The portion of total compensation that is performance-based or at-risk should increase with an executive’s overall responsibilities, job level, and compensation. However, compensation programs should not encourage excessive risk-taking behavior among executives and should support our commitment to corporate compliance.

•	Primary emphasis should be placed on company performance as measured against goals approved by the compensation committee rather than on individual performance.

•	At least half of the CEO’s compensation opportunity and one-third of other executives’ compensation opportunities should be in the form of stock-based incentive awards.

Use of Peer Group and Other Market Data and Market Positioning

Peer Group. To help determine appropriate levels of compensation for certain elements of our executive compensation program, the compensation committee reviews annually the compensation levels of our NEOs and other executives against the compensation levels of comparable positions with companies similar to us in terms of industry, revenues, products and operations. The elements of our executive compensation program to which the compensation committee “benchmarks” or uses to base or justify a compensation decision or to structure a framework for compensating executives include base salary, short-term cash incentive opportunity, and long-term equity incentives. With respect to other elements of our executive compensation program, such as perquisites, severance, and change in control arrangements, the compensation committee benchmarks these elements on a periodic or as needed basis and in some cases uses peer group or market data more as a “market check” after determining the compensation on some other basis. The compensation committee believes that compensation paid by peer group companies is more representative of the compensation required to attract, retain, and motivate our executive talent than broader survey data and that compensation paid by peer companies that are in the same industry, with similar products and operations, and with revenues in a range similar to ours, generally provides more relevant comparisons.

In July 2018, Mercer worked with the compensation committee to identify a peer group of 13 companies in the health care equipment and supplies business with products and operations similar to ours and that had annual revenues generally within a range of our annual revenues. The compensation committee re-confirmed the peer group in July 2019, with the exception of replacing NxStage Medical, Inc., which was acquired in February 2019, with DexCom, Inc. This peer group, which included the following companies, was used in determining our 2019 executive compensation program.

The Cooper Companies, Inc.	Masimo Corporation	NuVasive, Inc.
Globus Medical, Inc.	Merit Medical Systems, Inc.	ResMed Inc.
Integer Holdings Corporation	Natus Medical Incorporated	Insulet Corporation
Haemonetics Corporation	NxStage Medical, Inc.	Abiomed, Inc.
Integra LifeSciences Holdings Corporation

The table below sets forth certain revenue and other financial information Mercer used to compile the peer group and market capitalization information as of May 16, 2018 for the peer group that the compensation committee used in connection with its recommendations and decisions for 2019 executive compensation.

	Trailing 12-month revenue (in millions)	One-year revenue growth	Three-year revenue growth	Market capitalization (in millions)
25th percentile	$549	7%	10%	$2,323
50th percentile	814	13%	12%	4,874
75th percentile	1,393	23%	20%	8,082
Wright’s percentile rank	42%	29%	91%	23%

In reviewing benchmarking data, the compensation committee recognizes that benchmarking may not always be appropriate as a stand-alone tool for setting compensation due to aspects of our business and objectives that may be unique to us. Nevertheless, the compensation committee believes that gathering this information is an important part of its compensation-related decision-making process. However, where a sufficient basis for comparison does not exist between the peer group data and an executive, the compensation committee gives less weight to the peer group data. For example, relative compensation benchmarking analysis does not consider individual specific performance or experience or other case-by-case factors that may be relevant in hiring or retaining a particular executive.

Market Positioning. In general, we target base salary and total compensation levels to be within a reasonable range of the 67th percentile of our peer group. However, the specific competitiveness of any individual executive’s pay will be determined considering factors like the executive’s experience, skills and capabilities, contributions as a member of the executive management team, and contributions to our overall performance. The compensation committee will also consider the sufficiency of total compensation potential and the structure of pay plans to ensure the hiring or retention of an executive when considering the compensation potential that may be available elsewhere. We believe this market positioning is important to attract and retain the best executive talent to achieve our business strategies and objectives.

Executive Compensation Pay Mix

The overall mix of annual base salaries, target annual cash incentive awards and the grant date fair value of long-term incentive awards as a percentage of target total direct compensation for our CEO and other NEOs as a group for 2019 is provided below. The annual base salary is the 2019 base salary. The value of the long-term incentives represented is based on the grant date fair value of stock options, RSU awards and PSU awards granted during 2019. Actual long-term incentive value will be based on long-term stock price performance and whether the PSU performance goals are achieved. All other compensation is excluded from the graphics below.

2019 CEO Pay Mix	2019 Other NEOs Pay Mix

Executive Compensation Components

During 2019, our executive compensation program consisted of the following key elements: base salary, short-term cash incentive, long-term incentives in the form of stock option, RSU and PSU awards, limited perquisites and personal benefits, retirement benefits, and severance and change in control arrangements. The following table provides some of the key characteristics of, and purpose for, each element.

Element	Key characteristics	Purpose	Key 2019 changes
Base salary (Fixed, cash)	A fixed amount, paid in regular cash payments throughout the year and reviewed annually and, if appropriate, adjusted, effective typically April 1 of each year.	Provides a source of fixed income that is market competitive and reflects the scope and responsibility of the position held.

No base salary increase for the CEO.

Base salary upward market adjustments of 10.0% and 7.3% to Messrs. Berry and Cordell, respectively, to compensate them for assuming increased roles and responsibilities and bring them closer to target market positioning within our peer group in their new positions.

Base salary merit increases for Messrs. Lightman and

Regan of 4.4%.

Element	Key characteristics	Purpose	Key 2019 changes
Short-term incentive (“STI”) (Variable, cash)	A variable, short-term element of compensation that is payable in cash based on achievement of key pre-established annual corporate, and in some cases, divisional financial goals and/or individual goals.	Motivates and rewards our executives for meeting annual financial and other goals intended to achieve our annual operating plan objectives.	Target bonus percentages for our NEOs did not change from their 2018 levels, other than in the case of our CEO whose percentage increased by 20 percentage points to bring him closer to our target market positioning within our peer group and Messrs. Berry and Cordell, whose percentages increased by 10 percentage points to compensate them for assuming increased roles and responsibilities and bring them closer to target market positioning within our peer group in their new positions.
Long-term incentives (“LTI”) (Variable, stock option, restricted stock unit and performance share unit awards)

A variable, long-term element of compensation that is provided one-third in stock options, one-third in time-vested RSUs and one-third in PSU awards.

Stock options and RSUs vest over four years.

PSU awards vest and are paid out in our ordinary shares upon the achievement of a threshold three-year net sales growth goal.

Aligns the interests of our executives with those of our shareholders; encourages focus on long-term company financial performance measures that are deemed strategically and operationally important to Wright; promotes retention of our executives; and encourages significant ownership of our ordinary shares.

No significant changes made to long-term equity incentives, other than a 50 percentage point increase in the LTI grant guideline for our CEO and an increase between 0 and 50 percentage points for each of our other NEOs to align them more closely to target market positioning within our peer group.

Perquisites and personal benefits

Includes personal insurance premiums, up to $5,000 reimbursement for financial and tax planning and tax preparation for all NEOs and supplemental long-term disability insurance.

Additional benefits for our CEO under his employment agreement.

Customary relocation benefits and assignment and expat benefits that are consistent with local policies and practices.

Assists in attracting new and retaining existing talent, allowing our executives to more efficiently use their time and supports them in effectively contributing to Wright’s success.

CEO benefits were critical to our ability to hire him.

No significant changes were made to perquisites and personal benefits, except the adoption of a supplemental long-term disability insurance policy effective January 1, 2019.

Element	Key characteristics	Purpose	Key 2019 changes
Retirement benefits

Includes a defined contribution retirement plan with a discretionary Company match.

No pension arrangements, post-retirement health coverage or nonqualified defined contribution or other deferred compensation plans.

		Provides an opportunity for employees to save and prepare financially for retirement.	No significant changes made to retirement benefits.

Change in control and severance benefits	Customary “double-trigger” change in control and severance benefits for our CEO under his employment agreement and for other NEOs under separation pay agreements.	Attracts key executive talent and encourages continuity, stability and retention when considering the potential disruptive impact of an actual or potential corporate transaction.	No significant changes made to change in control and severance benefits.

Base Salary

Setting Initial Salaries for New Executives. We initially fix base salaries for executives at a level we believe enables us to hire and retain them in a competitive environment, and to reward individual performance and contributions to our overall business objectives. During 2019, we did not hire any new executives.

Annual Salary Increases. We review the base salaries of our NEOs each year following the completion of our prior year individual performance reviews. If appropriate, we increase base salaries to recognize annual increases in the cost of living and superior individual performance and to ensure that our base salaries remain market competitive. In addition, as required under his employment agreement, we review our CEO’s base salary at least annually and consider whether an increase is appropriate. We refer to annual base salary increases as a result of cost of living adjustments and individual performance as “merit increases.” In addition, we may make additional upward adjustments to an executive’s base salary to compensate the executive for assuming increased roles and responsibilities, to retain an executive at risk of recruitment by other companies, and/or to bring an executive’s base salary closer to our target market positioning of companies in our peer group. We refer to these base salary increases as “market adjustments.”

The 2019 base salary merit increases for our NEOs ranged from 0.0% to 4.4% over their respective 2018 base salaries. Our CEO received no base salary increase, but received an increase in his STI and LTI grant guideline as described below. No upward market adjustments were made during 2019, except in the case of Messrs. Berry and Cordell to compensate them for assuming increased roles and responsibilities and bring them closer to target market positioning within our peer group in their new positions. We believe the 2019 base salaries of all of our NEOs were within a reasonable range of our targeted positioning among our peer group at that time.

2019 Base Salaries. The table below sets forth the 2018 base salaries of our NEOs, their 2019 base salaries (effective March 23, 2019), and the percentage increase compared to their 2018 base salaries:

Named executive officer	2018 base salary ($)	2019 base salary ($)	2019 base salary % increase compared to 2018 base salary
Robert J. Palmisano	$958,514	$958,514	0.0%
Lance A. Berry	468,000	515,000	10.0%
Kevin D. Cordell	480,069	515,000	7.3%
James A. Lightman	450,000	470,000	4.4%
Barry J. Regan	450,000	470,000	4.4%

Short-Term Cash Incentive Compensation

Our short-term cash incentive compensation is paid as an annual cash bonus under our PIP and is intended to compensate executives for achieving annual corporate financial performance goals and, in some cases, divisional financial and individual performance goals. The PIP provides broad discretion to the compensation committee in interpreting and administering the plan.

In recognition of the changed circumstances created by the Stryker acquisition and to encourage the retention of our employees, including our NEOs, we approved 2019 PIP payouts to all participants who remain employed at the time of such payments assuming the achievement of applicable performance metrics at the higher of target or actual performance. Since actual performance was less than target performance, all of our NEOs received payouts equal to target performance. These payouts were made to our executives in December 2019 to mitigate potential adverse tax consequences to Wright and the NEOs in connection with the Stryker acquisition and in agreement with Stryker.

Target Bonus Percentages. Target short-term cash incentive bonuses for 2019 for each executive were based on a percentage of base salary and were as follows for each NEO:

Named executive officer	Percentage of base salary
Robert J. Palmisano	120%
Lance A. Berry	75%
Kevin D. Cordell	70%
James A. Lightman	50%
Barry J. Regan	50%

Our CEO’s target bonus percentage increased by 20 percentage points to bring him closer to our target market positioning within our peer group and Messrs. Berry and Cordell target bonus percentages increased 10 percentage points to compensate them for assuming increased roles and responsibilities and bring them closer to target market positioning within our peer group in their new positions. The 2019 target bonus percentages for Messrs. Lightman and Regan did not change from their 2018 levels. Based on an executive compensation analysis by our compensation consultant, we believe the 2019 target bonus percentages for our NEOs were generally aligned with our targeted positioning within our peer group at that time.

Performance Goal Mix. Bonuses awarded to our NEOs for 2019 were based on achievement of corporate performance goals for all executives, and also included individual performance goals for Messrs. Lightman and Regan.

Named executive officer	Percentage based upon Corporate performance goals	Percentage based upon Individual performance goals
Robert J. Palmisano	100%	0%
Lance A. Berry	100%	0%
Kevin D. Cordell	100%	0%
James A. Lightman	80%	20%
Barry J. Regan	80%	20%

Corporate Performance Goals. For 2019, we had three corporate performance measures as set forth in the table below. These three measures were the same corporate performance measures from 2018, and were selected again because they were determined to continue to be the three most important indicators of our financial performance for 2019 as evaluated by management and analysts.

2019 corporate performance metric	Weighting
Adjusted global net sales(1)	40%
Adjusted EBITDA(2)	30%
Adjusted free cash flow(3)	30%

(1)

This performance measure was calculated using a non-GAAP financial measure, which we believe provides meaningful supplemental information regarding our core operational performance. The adjusted net sales goal and actual results were calculated based on a foreign currency exchange planning rate to adjust for any impact of foreign currency on underlying performance.

(2)

This performance measure was calculated using a non-GAAP financial measure, which we believe provides meaningful supplemental information regarding our core operational performance. Adjusted EBITDA from continuing operations means net loss from continuing operations plus charges for interest, income taxes, depreciation and amortization expenses, non-cash share-based compensation expense and non-operating income and expense. Additionally, adjusted EBITDA from continuing operations excluded transaction and transition costs associated with acquisitions and divestitures; tax benefit related to realizability of net operating losses; and bonus compensation.

(3)

This performance measure was calculated using a non-GAAP financial measure, which we believe provides meaningful supplemental information regarding our core operational performance. Adjusted free cash flow means net cash flow provided by operating activities (excluding net cash flow from certain discontinued operations, certain transaction and transition cost associated with acquisitions and foreign currency gains and losses) less capital expenditures.

The percentage of the target bonus earned by bonus objective was based on the following performance levels and an overall weighted average corporate payout:

Performance level	Percent of target bonus earned
Threshold	0% to 99.9%
Target	100%
Above target	100.1% to 150%
High	150.1% to 200%

In setting the threshold, target, above target, and maximum performance achievement levels, we considered past performance, market conditions, and the financial, strategic, and operational plans presented by management. When setting the target performance levels, we sought to ensure that at- or above-market performance was the goal. For above-target performance levels, the achievement levels required “stretch” performance by the management team to achieve this level of performance. At the threshold level, targets would be set on a steeper slope than at the above target/maximum categories, so that missed target performance would result in more rapidly declining bonus opportunity.

The performance level of each corporate performance measure is set forth in the table below.

Performance level	Adjusted global net sales	Adjusted EBITDA	Adjusted free cash flow
Threshold	$913.5 million	$179.9 million	$(12.0) million
Target	$961.6 million	$204.9 million	$3.0 million
Above target	$980.8 million	$219.9 million	$17.0 million
High	$1,009.7 million	$244.8 million	$42.0 million

The table below sets forth our actual performance for each corporate performance measure and the overall weighted corporate performance achievement rating, which was between threshold and target. Absent the decision to make payouts at target in connection with the pending Stryker acquisition and consistent with the purchase agreement with Stryker, the payout for the corporate performance measures would have been at 71.4% for our corporate performance measures.

2019 corporate performance measures and weighting	Actual	Payout
Adjusted global net sales (40%)	$918.1 million	Between threshold and target
Adjusted EBITDA (30%)	$189.7 million	Between threshold and target
Adjusted free cash flow (30%)	$1.7 million	Between threshold and target
Overall weighted achievement rating	71.4%	Between threshold and target

Individual Performance Goals. To foster cooperation and communication among executives, the compensation committee places primary emphasis on overall corporate performance goals rather than on individual performance goals. For NEOs, at least 80% of their 2019 annual PIP bonuses were to be determined based on the achievement of corporate performance goals and only 20% or less were based on achievement of individual performance goals. The individual performance goals used to determine annual PIP bonuses were management by objectives (“MBOs”). MBOs are generally two to three written, specific and measurable objectives agreed to and approved by the executive, CEO and compensation committee in the beginning of the year. The only NEOs with MBOs for 2019 were Messrs. Lightman and Regan. As previously discussed, to encourage the retention of our employees, including our NEOs, all MBOs were paid out assuming target level performance.

2019 Actual PIP Bonuses. The table below sets forth the 2019 PIP bonuses for all NEOs:

Named executive officer	2019 PIP bonus
Robert J. Palmisano	$1,150,217
Lance A. Berry	386,250
Kevin D. Cordell	360,500
James A. Lightman	235,000
Barry J. Regan	235,000

2020 Changes. Under the terms of the Purchase Agreement, prior to the acceptance time by Stryker of Shares tendered in the tender offer, if the acceptance time occurs in 2020, we may pay each employee, including our NEOs, if they are employed at the time of such payments, a 2020 cash bonus assuming the achievement of the applicable performance metrics at target. The amount would be prorated for the period of the 2020 calendar year that occurs prior to the acceptance time and if the acceptance time occurs in 2021, we may pay each such employee, including our NEOs, a cash bonus assuming (a) the achievement of applicable performance metrics at the higher of target or actual performance in 2020 and (b) the achievement of applicable performance metrics at target in 2021. The amount would be prorated for the period of the 2021 calendar year that occurs prior to the acceptance time. We believe this provision encourages retention of our employees in light of the Stryker acquisition.

Long-Term Equity-Based Incentive Compensation. Long-term equity-based incentives typically comprise a significant portion of each NEO’s compensation package, consistent with our executive compensation philosophy. The Wright Board, on recommendation of the compensation committee, generally grants two types of long-term incentives in the form of equity awards: annual performance recognition grants and talent acquisition grants. On limited occasions, we may make special recognition grants or discretionary grants to executive officers for retention or other purposes. Such grants may vest based on the passage of time and/or the achievement of certain performance goals. No talent acquisition, special recognition or discretionary grants were made to our NEOs in 2019. All equity awards are granted under the shareholder-approved Wright Medical Group N.V. 2017 Equity and Incentive Plan, which was amended and restated in June 2019.

Annual Performance Recognition Grants. Annual performance recognition grants are discretionary annual grants that are made during mid-year to give the compensation committee another formal opportunity during the year to review executive compensation and recognize executive and other key employee performance. The recipients and size of the annual performance recognition grants are determined based on our long-term incentive grant guidelines, which we review annually to ensure continued alignment with our target positioning. Consistent with the principle that the interests of our executives should be aligned with those of our shareholders and that the portion of an executive’s total compensation that varies with performance and is at risk should increase with the executive’s level of responsibility, incentive grants, expressed as a percentage of base salary and dollar values, increase as an executive’s level of responsibility increases.

The table below describes our LTI grant guidelines for annual performance recognition grants that applied to our NEOs for 2019.

Named executive officer	Incentive grant guideline expressed as % of base salary	Dollar value of incentive grant guideline as of July 25, 2019 grant date ($)
Robert J. Palmisano	500%	$4,792,570
Lance A. Berry	275%	1,416,250
Kevin D. Cordell	225%	1,158,750
James A. Lightman	175%	822,500
Barry J. Regan	125%	587,500

The LTI grant guideline for our CEO increased 50 percentage points (from 450% to 500% of base salary) to bring his LTI closer to our target positioning in our peer group and provide him greater performance-based compensation in lieu of an annual base salary increase. The LTI grant guidelines for each of Messrs. Berry and Cordell also increased 50 percentage points (225% to 275% and 175% to 225% of base salary, respectively) to compensate them for assuming increased roles and responsibilities and bring them closer to target positioning within our peer group in their new positions. Finally, the LTI grant guideline for Mr. Lightman increased 25 percentage points (from 150% to 175% of base salary) to bring him closer to target positioning in our peer group. Based on an executive compensation analysis by our compensation consultant, we believe the 2019 LTI grant guidelines for our NEOs were generally aligned with our targeted positioning within our peer group at that time.

Talent Acquisition Grants. Talent acquisition grants are new hire grants that are considered and approved as part of an executive’s compensation package at the time of hire (with the grant date and exercise price delayed until the hire date). As with our annual performance recognition grants, the size of our talent acquisition grants is determined by dollar amount (as opposed to number of underlying shares), and under our LTI grant guidelines, is generally 2 to 2.5 times the LTI grant guidelines for annual performance recognition grants, as recommended by our compensation consultant. We recognize that higher initial grants often are necessary to attract a new executive, especially one who may have accumulated a substantial amount of equity-based long-term incentive awards or other equity at a previous employer that would typically be forfeited upon acceptance of employment with us. In some cases, we may need to further increase a talent acquisition grant to attract an executive. No NEOs received a talent acquisition grant during 2019.

Equity Award Mix. Once an executive’s target total LTI value is determined, one-third of the value is provided in stock options, one-third is provided in RSU awards and one-third is provided in PSU awards, except in the case of new hires, where the value is provided one-half in stock options and one-half in RSU awards. The number of stock options, RSU awards and target PSU awards is based on the Black-Scholes value of our ordinary shares as determined on the third business day prior to the corporate approval of the award and using an average closing price of our ordinary shares over the most recent 10-trading days.

The following table describes each of these three types of awards and why we provide them to our executives:

Stock options	RSU awards	PSU awards
Provides executives with the opportunity once vested to purchase our ordinary shares at a price fixed on the grant date regardless of future market price.	Provides executives a commitment by us to issue ordinary shares at the time the RSU award vests.	Gives executives a commitment from us to issue a certain number of ordinary shares dependent upon achievement of one or more performance measures.

Exercise price is equal to fair market value of an ordinary share on the grant date.	Vesting is time-based, in four annual installments.	At time of grant, the compensation committee establishes performance measures, weightings, goals, performance adjustment events, if any, and the performance period, as well as thresholds, targets, and maximums.

Vesting is time-based, with 25% of the shares underlying the stock option vesting on the one-year anniversary of the grant date and the remaining 75% of the underlying shares vesting over a three-year period thereafter in 36 nearly equal monthly installments.

	Annual awards vest on each August 15th.	Performance periods typically begin on the first day of our third fiscal quarter and end on the last day of our second fiscal quarter of the third year thereafter.

Stock options	RSU awards	PSU awards

	New hire awards vest beginning on either August 15, November 15, March 1 or May 15, depending on the grant date.	At the end of the performance period, the compensation committee certifies performance against the performance goals, including the applicability of any performance adjustment events, and a corresponding payout, which is expressed as a percent of target.
	In all cases, the first vesting date is at least one year after the grant date.	Actual payouts for PSU awards can range from 0% (if the threshold levels of performance are not met) to 200% of the target award (if maximum levels of performance are met).

Provides the opportunity for capital accumulation and more predictable LTI value than stock options.

Benefits of all equity award types
Incentivizes employees to maximize company performance, as the value of awards is directly tied to an appreciation in the value of our ordinary shares.

Provides an effective retention mechanism because of vesting provisions.

Strengthens the relationship between the long-term value of our ordinary shares and the potential financial gain for executives.

Links a portion of an executive’s compensation to the interests of our shareholders by providing an incentive to achieve corporate goals and increase the market price of our ordinary shares over the vesting period.

2019 Equity Awards. The table below sets forth the number of stock options, RSU awards and target PSU awards granted to each of our NEOs in 2019.

Named executive officer	Stock options (#)	RSU awards (#)	PSU awards (assuming target performance) (#)
Robert J. Palmisano	181,429	58,991	58,991
Lance A. Berry	53,614	17,432	17,432
Kevin D. Cordell	43,866	14,263	14,263
James A. Lightman	31,137	10,124	10,124
Barry J. Regan	22,241	7,231	7,231

No payouts for PSU awards were made during 2019 because 2017 was the first year we granted PSU awards and the performance period of those awards is three years. The performance measure for the PSU awards granted in 2019, 2018 and 2017 is net sales growth over a three-year period. The specific performance goals are maintained by us as proprietary and confidential. We believe that disclosure of this specific performance goal would represent competitive harm to us. Based on historical performance, we believe the attainment of the target performance level, while uncertain, could be reasonably anticipated. The threshold goal represents the minimum level of performance necessary for there to be a payout and we believe is likely to be achieved. The maximum goal represents the performance at which a payout is 200% of the target award and represents the level of performance of which we believe a payout of 200% would be appropriate. We believe that the maximum goal established for the performance measure is much more aggressive than the target goal. We consider the following factors when establishing the performance goals: our prior year and year-to-date financial business results, long-term strategic plan outlook, our competitive situation, anticipated state of our business, and any anticipated business opportunities.

Additional information concerning the long-term incentive compensation information for our NEOs for 2019 is included in the “Summary Compensation Table—2019” and “Grants of Plan-Based Awards—2019” table under the heading “Executive Compensation” beginning on page 157.

2020 Changes. Under the terms of the Purchase Agreement, we are limited in our ability to issue future equity grants prior to the completion of the acquisition. Under the terms of the Purchase Agreement, in the event the closing of the acquisition of Wright by Stryker has not occurred prior to July 1, 2020, we may issue annual equity awards in the ordinary course of business consistent with past practices to eligible employees, with any such awards that are so granted having (except as set forth below) the same terms and being granted at approximately the same time as equity awards granted by Wright in July 2019. In the event such awards are made, no award to an individual will have a grant date value (based on a percentage of base salary) greater than the grant made to such individual by Wright in July 2019 and no awards may be PSUs or otherwise subject to performance-based vesting conditions. A portion of these awards will vest at the closing of the acquisition of Wright by Stryker on a pro rata basis based on the number of days of the vesting period that occur between the grant date and the closing of the Stryker acquisition and the holder thereof will be entitled to payment for such vested awards in a manner consistent with other awards contemplated to be paid out at closing, provided that any portion of an award that does not become so vested will terminate and be cancelled without consideration. All other equity awards outstanding at the time of the closing of the acquisition will be immediately vested in full (and assuming maximum performance in the case of the PSUs) and cashed out in connection with the transaction based on the $30.75 per Share acquisition price. Accordingly, as a result of the limitations in the Purchase Agreement, we anticipate that if annual equity grants are made in 2020 that they will be time-based RSU awards. In addition, in recognition of the changed circumstances created by the Stryker acquisition and to encourage retention during the pendency of the acquisition, the compensation committee determined, consistent with the terms of the purchase agreement with Stryker, that all outstanding PSU awards will be deemed to have achieved maximum levels of performance.

All Other Compensation

Retirement benefits

Our executives have the opportunity to participate in retirement plans maintained by our operating subsidiaries, including a 401(k) plan, on the same basis as our other employees. We believe these plans provide an opportunity for our executives to plan for and meet their retirement savings needs.

We do not provide pension arrangements or post-retirement health coverage for our employees, including NEOs, or nonqualified defined contribution or other deferred compensation plans.

Perquisites and other benefits	We provide our executives with modest perquisites to attract and retain them. The perquisites provided to our NEOs during 2019 included $1,000 for certain personal insurance premiums and up to $5,000 reimbursement for financial and tax planning and tax preparation, and supplemental long-term disability insurance. We also provide annual sales award trips for certain executives and their spouses. We encourage these executives to attend sales award trips in order to help build morale and for team building purposes; but we recognize that such out-of-town trips place increased demands on the executives’ families and thus pay for travel and other expenses incurred by spouses of executives who choose to attend such trips.

In addition, we are required to provide our CEO additional perquisites under the terms of his employment agreement, which we agreed on at the time of his initial hiring by legacy Wright to attract him to our company. These additional perquisites include additional reimbursement for financial and tax planning and tax preparation, a monthly allowance of $7,500 for housing and automobile expenses, reimbursement for reasonable travel expenses between Memphis, Tennessee and his residences, and an annual physical examination. To the extent that the reimbursements for his housing and automobile expenses and travel expenses are not deductible by Mr. Palmisano for income tax purposes, such amounts are “grossed-up” for income tax purposes so that the reimbursed items will be received net of any deduction for income and payroll taxes. We agreed to this gross-up provision at the time of his initial hiring by legacy Wright to attract him to our company and ease the financial burden on him to travel to and from our U.S. corporate headquarters in Memphis, Tennessee.

We believe perquisites and certain other benefits are an important part of our overall compensation package and help us accomplish our goal of attracting, retaining, and rewarding top executive talent. The value of all of the perquisites and other compensation provided to our NEOs for 2019 can be found under “Executive Compensation—All Other Compensation for 2019-Supplemental” on page 160.

Change in Control and Post-Termination Severance Arrangements

Change in Control Arrangements. To encourage continuity, stability and retention when considering the potential disruptive impact of an actual or potential corporate transaction, we have established change in control arrangements, including provisions in our equity-based compensation plans, separation pay agreements with our executives, and our employment agreement with our CEO, which are described in more detail below and under “Executive Compensation—Potential Payments Upon a Termination or Change in Control” beginning on page 167. These arrangements are designed to incentivize our executives to remain with our company in the event of a change in control or potential change in control. The closing of the Stryker acquisition will be considered a change in control under these arrangements.

We believe our change in control arrangements are an important part of our executive compensation program in part because they mitigate some of the risk for executives working in a smaller company where there is a meaningful likelihood that the company may be acquired. Change in control benefits are intended to attract and retain qualified executives who, absent these arrangements and in anticipation of a possible change in control of our company, might consider seeking employment alternatives to be less risky than remaining with our company through the transaction. We believe that relative to our company’s overall value, our potential change in control benefits are relatively small and are aligned with current peer company practices.

Our 2017 equity plan contains a “double trigger” change in control provision under which equity awards will not vest in connection with a change in control unless there is a termination event or the equity awards are not continued, assumed or substituted with like awards by the successor. Under the terms of our prior equity plan and the individual award documents provided to recipients of awards under that plan, all stock options and RSU awards become immediately vested (and, in the case of options, exercisable) upon the completion of a change in control of our company. Thus, the immediate vesting of stock options and RSU awards is triggered by the change in control, itself, and thus is known as a “single trigger” change in control arrangement. The intent of our prior “single trigger” equity acceleration change in control arrangements was to provide retention incentives during what can often be an uncertain time for employees. They also provided executives with additional monetary motivation to focus on and complete a transaction that the Wright Board believes is in the best interests of our company and shareholders rather than to seek new employment opportunities. The immediate acceleration of equity-based awards also aligned the interests of our executives and other employees with those of our shareholders by allowing our executives to participate fully in the benefits of a change in control as to all of their equity. If an executive were to leave before the completion of the change in control, unvested awards held by the executive would terminate. However, we recognized that our single trigger change in control arrangements did not align with current market practice and the desires of many of our shareholders so we changed this practice with the adoption of our 2017 equity plan.

In addition to the change in control provisions in our 2017 equity plan, we have entered into an employment agreement with our CEO and separation pay agreements with our other NEOs and other officers which provide certain payments and benefits in the event of a termination of employment in connection with a change in control. These “double trigger” change in control protections are intended to induce executives to accept or continue employment with our company, provide consideration to executives for certain restrictive covenants that apply following termination of employment, and provide continuity of management in connection with a threatened or actual change in control transaction. If an executive’s employment is terminated without “cause” or by the executive for “good reason” (as such terms are defined in the agreements) within 12 months (24 months for our CEO) following a change in control, the executive will be entitled to receive a severance payment and certain benefits. These arrangements and a quantification of the payment and benefits provided under these arrangements are described in more detail under “Executive Compensation—Potential Payments Upon a Termination or Change in Control” beginning on page 167.

Other Severance Arrangements. Each of our NEOs is entitled to receive severance benefits upon certain other qualifying terminations of employment, other than a change in control, pursuant to the provisions of an employment agreement for our CEO and separation pay agreements for our other NEOs. These severance arrangements are intended to induce the executives to accept or continue employment with our company and are primarily intended to retain our executives and provide consideration to those executives for certain restrictive covenants that apply following a termination of employment. Additionally, we entered into these agreements because they provide us valuable protection by subjecting the executives to restrictive covenants that prohibit the disclosure of confidential information during and following their employment and limit their ability to engage in competition with us or otherwise interfere with our business relationships following their termination of employment.

For more information on our severance arrangements with our NEOs, see the discussions below under “Executive Compensation - Potential Payments Upon a Termination or Change in Control” beginning on page 167.

Stock Ownership Guidelines

We have established stock ownership guidelines that are intended to further align the interests of our executives with those of our shareholders. Stock ownership targets for each of our executive officers have been set at the number of our ordinary shares with a value equal to a multiple of the executive’s annual base salary. Each of the executive officers has five years from the date of hire or, if the ownership multiple has increased during his or her tenure, five years from the date established in connection with the increase to reach his or her stock ownership targets. Until his or her stock ownership target is achieved, each executive is required to retain an amount equal to 75% of the net shares received as a result of the exercise of stock options or the vesting of RSU awards. If there is a significant decline in the price of our ordinary shares that causes executives to be out of compliance, such executives will be subject to the 75% retention ratio, but will not be required to purchase additional shares to meet the applicable targets.

Our compensation committee reports on compliance with the guidelines at least annually to the Wright Board. Each of our NEOs is in compliance with our stock ownership guidelines, taking into account the five-year compliance deadline.

Named executive officer	Stock ownership target as a multiple of base salary	In compliance (yes/no)
Robert J. Palmisano	4x	Yes
Lance A. Berry	2x	Yes
Kevin D. Cordell	2x	Yes
James A. Lightman	2x	Yes
Barry J. Regan	2x	Yes

Anti-Hedging and Pledging

Our code of conduct on insider trading and confidentiality prohibits our employees, including our NEOs, from engaging in hedging transactions, such as short sales, transactions in publicly traded options, such as puts, calls and other derivatives, and pledging our ordinary shares. Our anti-hedging and pledging policy is described under “Executive Compensation—Anti-Hedging and Pledging Policy” beginning on page 176.

Clawback Policy

In 2017, we adopted a clawback policy that applies to all officers, including our NEOs, that authorizes recovery of gains from incentive compensation, including equity awards, in the event of certain financial restatements. In addition, under our equity plans, if an executive is determined by the compensation committee to have taken action that would constitute “cause” or an “adverse action,” as those terms are defined in the plan, during or within one year after the termination of the executive’s employment, all rights of the executive under the plan and any agreements evidencing an equity award then held by the executive will terminate and be forfeited. In addition, the compensation committee may require the executive to surrender and return to us any shares received, and/or to disgorge any profits or any other economic value made or realized by the executive in connection with any awards or any shares issued upon the exercise or vesting of any awards during or within one year after the termination of the executive’s employment or other service. In addition to the clawback policy and equity plan provisions, our CEO is subject to a broader clawback provision in his employment agreement which applies in the event of certain financial restatements.

Risk Assessment

As a result of our annual assessment on risk in our compensation programs, we concluded that our compensation policies, practices, and programs and related compensation governance structure, work together in a manner to encourage our executives (and other employees) to pursue growth strategies that emphasize shareholder value creation, but not to take unnecessary or excessive risks that could threaten the value of our company. For more information on this assessment, see the discussions below under “Executive Compensation—Risk Assessment of Compensation Policies, Practices and Programs” beginning on page 176.

How We Make Compensation Decisions

Roles and Responsibilities. There are several elements to our executive compensation decision-making, which we believe allow us to most effectively implement our compensation philosophy and objectives. The compensation committee, the board of directors, our independent external compensation consultant and management all have a role in decision-making for executive compensation. The following table summarizes their roles and responsibilities:

Responsible party	Roles and responsibilities
Compensation committee (Comprised solely of independent directors and reports to the board of directors)	• Oversees all aspects of our executive compensation program.
• Annually reviews and approves our corporate goals and objectives relevant to CEO compensation.
• Evaluates CEO’s performance in light of such goals and objectives, and determines and recommends his compensation based on this evaluation.
• Determines and approves all executive officer compensation, including salary, bonus and equity and non-equity incentive compensation.
• Administers our equity compensation plans and reviews and recommends all equity awards.
• Reviews our incentive compensation arrangements to confirm that incentive pay does not encourage unnecessary risk-taking.
• Evaluates market competitiveness of each executive’s compensation.
• Evaluates proposed changes to our executive compensation program.
• Assists the Board in developing and evaluating potential candidates for executive positions and overseeing the development of succession plans.
• Has sole authority to hire consultants, approve their fees and determine the nature and scope of their work.

Board of directors	• Approves, upon recommendation of the compensation committee, all CEO compensation consistent with our shareholder-approved board of directors compensation policy.
• Approves, upon recommendation of the compensation committee, all equity grants.

Independent external compensation consultant (Mercer (US) Inc.) (Independent and reports to the compensation committee)	• Advises on all significant aspects of executive compensation, as well as non-executive director compensation.
• Provides advice and guidance on the appropriateness and competitiveness of our executive compensation program relative to our performance and market practice.
• Reviews total compensation strategy and pay levels for executives.
• Examines our executive compensation program to ensure that each element supports our business strategy.
• Assists in selection of peer companies and gathering competitive market data.
• Provides advice with respect to our equity-based compensation plans.
• Attends on a regular basis compensation committee meetings.
President and Chief Executive Officer	• Reviews performance of other executive officers and makes recommendations with respect to their compensation.
• Confers with the compensation committee and compensation consultant concerning design and development of compensation and benefit plans.
• Provides no input or recommendations with respect to his own compensation.

Responsible party	Roles and responsibilities

Other members of senior management team

(Senior Vice President, Chief Human Resources Officer, Senior Vice President, General Counsel and Secretary, and Executive Vice President, Chief Financial and Operations Officer)

• Gathers compensation data regarding executives and coordinates the exchange of information among management, the compensation committee and compensation consultant.

•  Assists the compensation committee by ensuring compliance with legal and regulatory requirements and educating the committee on executive compensation trends and best practices from a corporate governance perspective.

• Provides no input or recommendations with respect to their own compensation.

Factors Considered. In setting or recommending executive compensation for our NEOs, the compensation committee considers the following primary factors:

•	each executive’s position within the company and the level of responsibility;

•	the ability of the executive to impact key business initiatives;

•	the executive’s individual experience and qualifications;

•	compensation paid to executives of comparable positions by companies similar to us;

•	company performance, as compared to specific pre-established objectives;

•	individual performance, generally and as compared to specific pre-established objectives;

•	the executive’s current and historical compensation levels;

•	advancement potential and succession planning considerations;

•	an assessment of the risk that the executive would leave us and the harm to our business initiatives if the executive left;

•	the retention value of executive equity holdings, including outstanding stock options, RSU awards and PSU awards;

•	the dilutive effect on the interests of our shareholders of long-term equity-based incentive awards; and

•	anticipated share-based compensation expense as determined under applicable accounting rules.

In light of the pending Stryker acquisition, the compensation committee also considers any covenants in the Purchase Agreement that could limit our ability to set executive compensation.

The compensation committee also considers the recommendations of our CEO with respect to executive compensation to be paid to other executives. In making these recommendations, the CEO considers many of the same factors listed above that the compensation committee considers in setting executive compensation, including in particular the results of each executive’s annual performance review and the executive’s achievement of his or her individual MBOs established in connection with our PIP, described above. In making its final decision regarding the form and amount of compensation to be paid to our NEOs (other than the CEO), the compensation committee considers and gives great weight to the recommendations of the CEO recognizing that due to his reporting and otherwise close relationship with each executive, the CEO often is in a better position than the compensation committee to evaluate the performance of each executive (other than himself). In making its final decision regarding the form and amount of compensation to be paid to the CEO, the compensation committee considers the results of the CEO’s self-review and his individual annual performance review by the compensation committee, benchmarking data gathered by our compensation consultant, and the recommendations of our non-executive directors. In making its final decision regarding the form and amount of compensation to be paid to executives, the compensation committee considers the information gathered by and recommendations of Mercer. The compensation committee values Mercer’s benchmarking information and input regarding best practices and trends in executive compensation matters.

Tax Deductibility of Compensation

Prior to the enactment of the Tax Cuts and Jobs Act signed into law on December 22, 2017 (the “Tax Act”), in designing our executive compensation program, we considered the deductibility of executive compensation under Code Section 162(m). The Tax Act repealed the exemption from Code Section 162(m)’s $1 million deduction limit for “performance-based” compensation for taxable years beginning after December 31, 2017, other than with respect to certain “grandfathered” arrangements entered into prior to November 2, 2017. Our compensation plans were designed with the intention of satisfying the requirements for “performance-based” compensation as defined in Code Section 162(m) prior to the effective date of the Tax Act so that such awards would be exempt from the Code Section 162(m) deduction limitation. While we designed these plans to operate in this manner, the exemption is no longer available for performance-based awards paid in tax years beginning after 2017 (other than with respect to certain “grandfathered” arrangements as noted above). Further, as it relates to any “grandfathered” arrangements, the compensation committee may administer the plans in a manner that does not satisfy such requirements in order to achieve a result that the compensation committee determines to be appropriate, including by revising performance goals and/or adjustment events as needed to ensure our pay practices continue to align with performance.

Despite the changes to Section 162(m) as a result of the Tax Act, consistent with our executive compensation philosophy of linking pay to performance and aligning executive interests with those of our shareholders, we currently expect that we will continue to structure our executive compensation program so that a significant portion of total executive compensation is linked to the performance of our company.

Compensation Committee Report

The compensation committee has reviewed and discussed the foregoing “Compensation Discussion and Analysis” with our management. Based on this review and these discussions, the compensation committee has recommended to the Wright Board that the foregoing “Compensation Discussion and Analysis” be included in our Annual Report on Form 10-K for the fiscal year ended December 29, 2019 and proxy statement in connection with the Extraordinary General Meeting and our 2020 annual general meeting of shareholders.

This report is dated February 19, 2020.

Compensation Committee

John L. Miclot, Chair

J. Patrick Mackin

Amy S. Paul

EXECUTIVE COMPENSATION

Summary Compensation Information

The table below provides summary information concerning all compensation awarded to, earned by, or paid to the individuals that served as our principal executive officer or principal financial officer during the fiscal year ended December 29, 2019 and other NEOs for each of the last three fiscal years of which they served as an executive officer.

SUMMARY COMPENSATION TABLE—2019

Name and principal position	Year	Salary(1) ($)	Bonus(2) ($)	Stock awards(3) ($)	Option awards(4) ($)	Non-equity incentive plan compensation(5) ($)	All other compen- sation(6) ($)	Total ($)
Robert J. Palmisano President and Chief Executive Officer and Executive Director	2019	956,859	—	3,284,618	1,694,547	1,150,217	222,934	7,309,175
	2018	957,008	—	2,720,153	1,413,445	1,064,909	220,932	6,376,447
	2017	945,792	—	2,592,818	1,346,571	—	261,593	5,146,774

Lance A. Berry Executive Vice President, Chief Financial and Operations Officer	2019	513,193	—	970,614	500,755	386,250	19,118	2,389,930
	2018	463,154	—	664,071	345,061	337,966	16,606	1,826,858
	2017	440,146	—	608,630	316,095	—	16,800	1,381,671

Kevin D. Cordell Executive Vice President, Chief Global Commercial Officer	2019	513,657	—	794,164	409,708	360,500	26,973	2,105,002
	2018	477,535	—	529,817	275,303	330,556	17,000	1,630,211
	2017	466,371	—	556,978	289,276	84,718	16,800	1,414,143

James A. Lightman Senior Vice President, General Counsel and Secretary	2019	464,616	—	563,704	290,820	235,000	18,083	1,572,223
	2018	437,493	—	425,686	221,197	279,180	15,486	1,379,042
	2017	399,366	—	341,118	177,167	30,266	208,207	1,156,124

Barry J. Regan(7) Senior Vice President, Operations	2019	464,616	—	402,622	207,731	235,000	17,701	1,327,670

(1)	Five percent of Mr. Palmisano’s annual base salary was allocated to his service as an executive director and member of the Wright Board.
(2)

We generally do not pay any discretionary bonuses or bonuses that are subjectively determined and did not pay any such bonuses to any NEOs in 2019. Annual cash incentive bonus payouts are typically based on performance against pre-established performance goals under our performance incentive plan are reported in the “Non-equity incentive plan compensation” column.

(3)

Amounts reported represent the aggregate grant date fair value for RSU and PSU awards, in each case computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The grant date fair value is determined based on the per share closing sale price of our Shares on the grant date. Amounts reported for each NEO and each award for 2019 are set forth in the “Grants of Plan-Based Awards—2019” table in the “Grant Date Fair Value of Stock and Option Awards” column. Set forth below is the 2019 grant date fair value of PSU awards assuming maximum levels of performance. The maximum value is calculated using the number of Shares reflected in the “Maximum” column of the “Estimated Future Payouts Under Equity Incentive Plan Awards” section of the “Grants of Plan-Based Awards—2019” table and the closing price of our Shares on July 26, 2019, the grant date, of $27.84, as reported by Nasdaq.

Name	Grant Date Fair Value at Maximum Levels of Performance ($)
Mr. Palmisano	3,284,618
Mr. Berry	970,614
Mr. Cordell	794,164
Mr. Lightman	563,704
Mr. Regan	402,622

(4)

Amounts reported represent the aggregate grant date fair value for option awards granted to each NEO computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on our Black-Scholes option pricing model. The table below sets forth the specific assumptions used in the valuation of each such option award:

Grant date	Grant date fair value per share ($)	Risk free interest rate	Expected life	Expected volatility	Expected dividend yield
07/26/2019	9.34	1.750%	6.22 years	30.50%	—
07/24/2018	9.49	2.750%	6.66 years	32.40%	—
07/25/2017	9.80	1.875%	6.10 years	32.50%	—

(5)	Amounts reported represent payouts under our performance incentive plan and for each year other than 2019 reflect the amounts earned for that year but paid during the following year.
(6)	Amounts reported in this column for 2019 are described under “Compensation Discussion and Analysis—All Other Compensation for 2019—Supplemental.”
(7)	Mr. Regan was appointed our Senior Vice President, Operations effective July 9, 2018 and was not an NEO in 2017 or 2018; therefore, his information is only provided for 2019.

Agreements with Robert J. Palmisano. Effective October 1, 2015, we entered into a service agreement and one of our subsidiaries entered into an employment agreement with Robert J. Palmisano, our President and CEO.

The service agreement deals with certain Dutch law matters relating to Mr. Palmisano’s role as an executive director. Under the terms of the service agreement, we have allocated a portion of Mr. Palmisano’s annual base salary to his service as an executive director, which amounts are paid after deduction of applicable withholdings for taxes and social security contributions. In addition, under the terms of the service agreement, we have agreed to provide Mr. Palmisano with indemnification and director and officer liability insurance, on terms and conditions that are at least as favorable to Mr. Palmisano as those then provided to any other current or former director or executive officer of Wright or any of its affiliates.

The employment agreement provides that during the term of the agreement, Mr. Palmisano will serve as President and CEO of Wright and each principal operating subsidiary and will report to our Chairman and the Wright Board. During the term, we agreed to nominate Mr. Palmisano for election as an executive director and member of the Wright Board at each annual general meeting of shareholders. The employment agreement expires on December 31, 2020, subject to earlier termination under certain circumstances. On October 1, 2020 and on each anniversary thereafter, the term will automatically extend for an additional one-year period, unless at least 30 days prior to such date, either party gives notice of non-extension to the other.

With respect to compensation, the employment agreement established an annual base salary for Mr. Palmisano and provides that the Wright Board will review his compensation at least annually for any increase. The employment agreement acknowledges that a certain percentage of Mr. Palmisano’s base salary will be paid by Wright in consideration for his services as an executive director under the service agreement described above. The employment agreement provides that Mr. Palmisano is eligible to receive an annual performance incentive bonus depending on whether, and to what extent, certain performance goals established by the compensation committee for such year have been achieved. The amount of the performance incentive bonus payable to Mr. Palmisano will be targeted at least 100% of his annual base salary (currently set at 120%) and will not exceed 200% of his annual base salary. The employment agreement provides that Mr. Palmisano will receive an annual equity grant equal to at least 300% (currently set at 500%) of his annual base salary. In addition, the employment agreement provides that Mr. Palmisano is eligible to participate in the fringe benefit programs, including those for medical and disability insurance and retirement benefits that we generally make available to our executive officers from time to time. During the term, Mr. Palmisano will be reimbursed for up to $1,000 for personal insurance premiums, other than for insurance coverage that pays for medical, prescription drug, dental, vision, or other medical care expenses. In addition, he may elect, in accordance with our cafeteria plan rules, not to participate in the medical and disability insurance programs provided by us, in which case, we will pay him up to $900 per month (or such greater amount that we would otherwise pay for medical and disability coverage for him and his spouse under our benefits programs). Mr. Palmisano is also entitled to receive reimbursement for up to $15,000 for financial and tax planning and tax preparation, and an annual physical examination at our expense. The employment agreement also provides for a monthly allowance of $7,500 for housing and automobile expenses, and Mr. Palmisano will be reimbursed for reasonable travel expenses between Memphis, Tennessee and his residences. To the extent that these reimbursements are not deductible by Mr. Palmisano for income tax purposes, such amounts will be “grossed-up” for income tax purposes so that the reimbursed items will be received net of any deduction for income and payroll taxes. The employment agreement contains severance provisions as described in more detail under “Executive Compensation—Potential Payments Upon a Termination or Change in Control.” We have guaranteed the obligations of our subsidiary under Mr. Palmisano’s employment agreement.

Mr. Palmisano and one of our subsidiaries also entered into a confidentiality, non-competition, non-solicitation and intellectual property rights agreement, pursuant to which Mr. Palmisano agreed to certain covenants that impose obligations on him regarding confidentiality of information, transfer of inventions, non-solicitation of employees, customers and suppliers, and non-competition with our business.

Agreements with Other Named Executive Officers. Each of the other NEOs also is a party to a confidentiality, non-competition, non-solicitation and intellectual property rights agreement with us, the material terms of which are substantially similar to Mr. Palmisano’s agreement, as described above. In addition, through one of our subsidiaries, we have entered into separation pay agreements with our NEOs who are currently executive officers, other than Mr. Palmisano, which agreements are described in more detail under “—Potential Payments Upon a Termination or Change in Control.”

Promotion Offer Letters with Lance A. Berry and Kevin D. Cordell. Effective January 2019, Lance A. Berry was promoted to Executive Vice President, Chief Financial and Operations Officer, and Kevin D. Cordell was promoted to Executive Vice President, Chief Global Commercial Officer. In connection with these promotions, in December 2018, we entered into offer letters with each of these officers pursuant to which we agreed to pay him an annual base salary of $515,000, provide a target annual incentive opportunity equal to 75%, in the case of Mr. Berry, and 70%, in the case of Mr. Cordell, of his annual base salary, and a target long-term incentive opportunity equal to 275%, in the case of Mr. Berry, and 225%, in the case of Mr. Cordell, of his annual base salary.

Indemnification Agreements. We have entered into indemnification agreements with all of our NEOs. The indemnification agreements are governed by the laws of the State of Delaware and provide, among other things, for indemnification to the fullest extent permitted by law and our articles of association against any and all expenses (including attorneys’ fees) and liabilities, judgments, fines and amounts paid in settlement that are paid or incurred by the executive or on his or her behalf in connection with such action, suit or proceeding. We will be obligated to pay these amounts only if the executive acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Wright. The indemnification agreements provide that the executive will not be indemnified and expenses advanced with respect to an action, suit or proceeding initiated by the executive unless (i) so authorized or consented to by the Wright Board or Wright has joined in such action, suit or proceeding or (ii) the action, suit or proceeding is one to enforce the executive’s rights under the indemnification agreement. Wright’s indemnification and expense advance obligations are subject to the condition that an appropriate person or body not party to the particular action, suit or proceeding shall not have determined that the executive is not permitted to be indemnified under applicable law. The indemnification agreements also set forth procedures that apply in the event an executive requests indemnification or an expense advance.

All Other Compensation for 2019—Supplemental. The table below provides information concerning amounts reported in the “All other compensation” column of the “Summary Compensation Table—2019” with respect to each NEO. Additional detail on these amounts are provided below the table.

Name	Retirement benefits $	Housing/car allowance $	Commu- ting expenses $	Financial and tax planning and insurance premium $	Gross-up payments $	Long-term disability insurance $	Sales Award Trip $	Total other compensation $
Mr. Palmisano	11,000	90,000	32,221	15,000	73,833	880	—	222,934
Mr. Berry	11,000	—	—	6,000	—	2,118	—	19,118
Mr. Cordell	11,000	—	—	6,000	1,892	2,446	5,635	26,973
Mr. Lightman	11,000	—	—	5,061	—	2,022	—	18,083
Mr. Regan	11,000	—	—	5,000	—	1,701	—	17,701

Retirement Benefits. Under our 401(k) plan, participants, including our NEOs, may voluntarily request that we reduce his or her pre-tax compensation and contribute such amounts to the 401(k) plan’s trust up to certain statutory maximums. We contribute matching contributions in an amount equal to 3% of the participant’s eligible earnings for a pay period, or if less, 50% of the participant’s pre-tax 401(k) contributions (other than catch-up contributions) for that pay period. We do not provide any nonqualified defined contribution or other deferred compensation plans for our executives.

Perquisites and Other Benefits. We provide our executive officers with modest perquisites to attract and retain them. The perquisites provided to our NEOs during 2019 included $1,000 for certain personal insurance premiums, up to $5,000 reimbursement for financial and tax planning and tax preparation, and supplemental long-term disability insurance. We also provide annual sales award trips for certain executives and their spouses. In addition, we are required to provide our CEO additional perquisites under the terms of his employment agreement, which we agreed upon at the time of his initial hiring by legacy Wright to attract him to our company. These additional perquisites include additional reimbursement for financial and tax planning and tax preparation, a monthly allowance of $7,500 for housing and automobile expenses, reimbursement for reasonable travel expenses between Memphis, Tennessee and his residences, and an annual physical examination. To the extent that the reimbursements for his housing and automobile expenses and travel expenses between Memphis, Tennessee and his residences are not deductible by Mr. Palmisano for income tax purposes, such amounts are “grossed-up” for income tax purposes so that the reimbursed items will be received net of any deduction for income and payroll taxes. We agreed to this gross-up provision at the time of his initial hiring by legacy Wright to attract him to our company and ease the financial burden on him to travel between Memphis, Tennessee and his residences.

Grants of Plan-Based Awards

The table below provides information concerning grants of plan-based awards to each of our NEOs during the fiscal year ended December 29, 2019. Non-equity incentive plan awards were granted to our NEOs under our performance incentive plan, the material terms of which are described under “Compensation Discussion and Analysis.” Stock awards (in the form of RSU awards and PSU awards) and option awards were granted under the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan (“2017 plan”). The material terms of these awards and the material plan provisions relevant to these awards are described under “Compensation Discussion and Analysis,” or in the notes to the table below or the narrative following the table below.

GRANTS OF PLAN-BASED AWARDS—2019

	Grant date	Board approval date	Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under non-equity incentive plan awards(3)			All other stock awards: number of shares of stock or units(4) (#)	All other option awards: number of securities underlying options(5) (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value stock and option awards(6)(7) ($)
Name			Thres- hold ($)	Target ($)	Maxi- mum(2) ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Robert J. Palmisano
Cash incentive award	N/A	2/19/19	575,109	1,150,217	2,300,434	—	—	—	—	—	—	—
RSU award	7/26/19	7/26/19	—	—	—				58,991	—	—	1,642,309
PSU award	7/26/19	7/26/19	—	—	—	29,496	58,991	117,982	—	—	—	1,642,309
Stock option	7/26/19	7/26/19	—	—	—	—	—	—	—	181,429	27.84	1,694,547

Lance A. Berry
Cash incentive award	N/A	2/19/19	193,125	386,250	772,500	—	—	—	—	—	—	—
RSU award	7/26/19	7/26/19	—	—	—	—	—	—	17,432	—	—	485,307
PSU award	7/26/19	7/26/19	—	—	—	8,716	17,432	34,864	—	—	—	485,307
Stock option	7/26/19	7/26/19	—	—	—	—	—	—	—	53,614	27.84	500,755

Kevin D. Cordell
Cash incentive award	N/A	2/19/19	180,250	360,500	721,000	—	—	—	—	—	—	—
RSU award	7/26/19	7/26/19	—	—	—	—	—	—	14,263	—	—	397,082
PSU award	7/26/19	7/26/19	—	—	—	7,132	14,263	28,526	—	—	—	397,082
Stock option	7/26/19	7/26/19	—	—	—	—	—	—	—	43,866	27.84	409,708

Jams A. Lightman
Cash incentive award	N/A	2/19/19	117,500	235,000	470,000	—	—	—	—	—	—	—
RSU award	7/26/19	7/26/19	—	—	—	—	—	—	10,124	—	—	281,852
PSU award	7/26/19	7/26/19	—	—	—	5,062	10,124	20,248	—	—	—	281,852
Stock option	7/26/19	7/26/19	—	—	—	—	—	—	—	31,137	27.84	290,820

Barry J. Regan
Cash incentive award	N/A	2/19/19	117,500	235,000	470,000	—	—	—	—	—	—	—
RSU award	7/26/19	7/26/19	—	—	—	—	—	—	7,231	—	—	201,311
PSU award	7/26/19	7/26/19	—	—	—	3,616	7,231	14,462	—	—	—	201,311
Stock option	7/26/19	7/26/19	—	—	—	—	—	—	—	22,241	27.84	207,731

(1)

Amounts reported represent estimated future payouts under our performance incentive plan. Actual payouts under these performance incentive plans are reflected in the “Non-equity incentive compensation” column of the “Summary Compensation Table—2019.”

(2)	Maximum amounts reflect payouts at a maximum rate of 200% of target for our performance incentive plan.
(3)

Amounts reported represent PSU awards granted under our 2017 plan. The PSU awards have a three-year performance period from July 1, 2019 to June 26, 2022. Information regarding the PSU awards is set forth within the “Compensation Discussion and Analysis” under “Long-Term Incentives-PSU Awards”.

(4)

Amounts reported represent RSU awards granted under our 2017 plan. The RSU awards vest and become issuable over time, with the last tranche becoming issuable on August 15, 2023, in each case, so long as the individual remains an employee or consultant of Wright.

(5)

Amounts reported represent option awards granted under our 2017 plan. All options have a ten-year term and vest over a four-year period, with 25% of the underlying shares vesting on the one-year anniversary of the grant date and the remaining 75% of the underlying shares vesting over a three-year period thereafter in 36 as nearly equal as possible monthly installments, in each case, so long as the individual remains an employee or consultant of our company.

(6)	See notes (3) and (4) to the “Summary Compensation Table—2019” for a discussion of the assumptions made in calculating the grant date fair value of stock and option awards.
(7)

Amounts reported represent the grant date fair value of PSU awards, assuming target performance, based on the closing price of our Shares, as reported by Nasdaq, on July 26, 2019, the date of grant, of $27.84. These amounts are reflected in the “Stock Awards” column of the “Summary Compensation Table—2019.”

Wright Medical Group N.V. Performance Incentive Plan. Under the terms of the Wright Medical Group N.V. Performance Incentive Plan, our NEOs, as well as other employees, may earn cash incentive bonuses based on our financial performance for 2019. The material terms of the plan are described in detail under “Compensation Discussion and Analysis-Short-Term Cash Incentive Compensation.”

Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan. At an annual general meeting of shareholders held on June 28, 2019, our shareholders approved the 2017 plan, which permits the grant of a wide variety of stock-based and cash-based awards, including non-statutory and incentive stock options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, performance awards, annual performance cash awards, non-employee director awards, other cash-based awards and other stock-based awards. Our 2017 plan is designed to assist us in attracting and retaining employees, directors and consultants, provide an additional incentive to such individuals to work to increase the value of our Shares, and provide such individuals with a stake in our future which corresponds to the stake of our shareholders.

The 2017 plan reserves for issuance a number of Shares equal to the sum of (i) 11,200,000 Shares, (ii) the number of Shares available for grant under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan as of June 23, 2017 (not including issued or outstanding shares granted pursuant to options under such plan as of such date) which was 1,329,648, and (iii) the number of Shares forfeited upon the expiration, cancellation, forfeiture, cash settlement, or other termination following June 23, 2017 under our 2010 plan which was 6,405,992. As of December 29, 2019, 6,735,115 Shares remained available for future grant of equity awards under the 2017 plan, assuming maximum PSU payouts.

Shares that are issued under the 2017 plan or that are subject to outstanding awards will be applied to reduce the maximum number of Shares remaining available for issuance under the 2017 plan only to the extent they are used; provided, however, that the full number of Shares subject to a stock-settled SAR or other stock-based award will be counted against the Shares authorized for issuance under the 2017 plan, regardless of the number of Shares actually issued upon settlement of such SAR or other stock-based award. Furthermore, any Shares withheld to satisfy tax withholding obligations on awards issued under the 2017 plan, any Shares withheld to pay the exercise price or grant price of awards under the 2017 plan and any Shares not issued or delivered as a result of the “net exercise” of an outstanding option or settlement of a SAR in shares will be counted against the Shares authorized for issuance under the 2017 plan and will not be available again for grant under the 2017 plan. Any Shares subject to awards settled in cash will again be available for issuance under the 2017 plan. Any Shares repurchased by us on the open market using the proceeds from the exercise of an award will not increase the number of Shares available for future grant of awards. Any Shares related to awards granted under the 2017 plan, and Shares related to awards granted under the 2010 plan, that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of the Shares, will be available again for grant under the 2017 plan and correspondingly increase the total number of Shares available for issuance under the 2017 plan. To the extent permitted by applicable law, Shares issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by us will not be counted against Shares available for issuance pursuant to the 2017 plan. The Shares available for issuance under the 2017 plan may be authorized and unissued Shares or Shares which have been reacquired by us.

Under the terms of the 2017 plan, stock options must be granted with a per share exercise price equal to at least 100% of the fair market value of a Share on the grant date. For purposes of the plan, the fair market value of a Share is the closing sale price of our Shares, as reported by Nasdaq. We set the per share exercise price of all stock options granted under the plan at an amount at least equal to 100% of the fair market value of our Shares on the grant date. Options become exercisable at such times and in such installments as may be determined by the

Wright Board, provided that most options may not be exercisable after 10 years from their grant date. The vesting of our stock options is generally time-based and is as follows: 25% of the Shares underlying the stock option vest on the one-year anniversary of the grant date and the remaining 75% of the underlying Shares vest over a three-year period thereafter in 36 as nearly equal as possible monthly installments, in each case so long as the individual remains an employee or consultant of Wright.

Currently, optionees must pay the exercise price of stock options in cash, except that the compensation committee may allow payment to be made (in whole or in part) by a “cashless exercise” effected through an unrelated broker through a sale on the open market, by a “net exercise” of the option, or by a combination of such methods. In the case of a “net exercise” of an option, we will not require a payment of the exercise price of the option from the grantee but will reduce the number of our Shares issued upon the exercise by the largest number of whole Shares that has a fair market value that does not exceed the aggregate exercise price for the Shares exercised under this method.

The 2017 plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement, any individual agreement between a participant and us or any plan or policy of Wright applicable to the participant. If a participant’s employment or other service with us is terminated for cause, then all outstanding awards held by such participant will be immediately terminated and forfeited. In the event a participant’s employment or other service with us is terminated by reason of death or disability, then:

•

All outstanding stock options and SARs held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options or SARs expire and all outstanding stock options and SARs that are not exercisable will be terminated and forfeited; provided, however, that if the exercise of a stock option that is exercisable is prevented by securities laws or other restrictions, the stock option will remain exercisable until 30 days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the date the stock option expires;

•	All outstanding unvested restricted stock awards will be terminated and forfeited; and

•

All outstanding but unvested RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with us is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may cause Shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

In the event a participant’s employment or other service with us is terminated by reason other than for cause, death or disability, then:

•

All outstanding stock options and SARs held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options or SARs expire and all outstanding stock options and SARs that are not exercisable will be terminated and forfeited; provided, however, that if the exercise of a stock option that is exercisable is prevented by securities laws or other restrictions, the stock option will remain exercisable until 30 days after the date such exercise first would no longer be prevented by such provisions, but in any event no later than the date the stock option expires;

•	All outstanding unvested restricted stock awards will be terminated and forfeited; and

•

All outstanding unvested RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with us is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period (but in no event less than one year), the committee may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Upon a participant’s termination of employment or other service with us, the committee may, in its discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options or SARs (or any part thereof) held by such participant as of the effective date of such termination to become or continue to become exercisable or remain exercisable following such termination of employment or service, and restricted stock, RSUs, performance awards, annual performance cash awards, other cash-based awards and other stock-based awards held by such participant as of the effective date of such termination to vest or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the committee; provided, however, that (a) no stock option or SAR may remain exercisable beyond its expiration date; (b) the committee may not adjust the amount payable pursuant to an award under the 2017 plan that is intended to qualify as “performance-based compensation” under Code Section 162(m) upwards (unless the applicable tax or securities laws change to permit committee discretion to alter the governing performance measures without obtaining shareholder approval, in which case the committee will have sole discretion to make such changes without obtaining shareholder approval); and (c) any such action by the committee adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the committee is authorized by the 2017 plan to take such action.

If a participant is determined by the committee to have taken any action while providing services to us or within one year after termination of such services, that would constitute “cause” or an “adverse action,” as such terms are defined in the 2017 plan, all rights of the participant under the 2017 plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The committee has the authority to rescind the exercise, vesting, issuance or payment in respect of any awards of the participant that were exercised, vested, issued or paid, and require the participant to pay to us, within 10 days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance or payment. We may defer the exercise of any stock option or SAR for up to six months after receipt of notice of exercise in order for the committee to determine whether “cause” or “adverse action” exists. We are entitled to withhold and deduct future wages to collect any amount due.

All awards also are subject to any required automatic clawback, forfeiture or other penalties pursuant to any applicable law, including without limitation under Section 304 of the Sarbanes-Oxley Act of 2002. In addition, all awards are subject to clawback, forfeiture or other penalties pursuant to any policy adopted by us and such clawback, forfeiture and/or penalty conditions or provisions as determined by the committee. In 2017, we adopted a clawback policy that provides for the clawback of certain incentive compensation in the event of certain financial accounting restatements.

As a condition of receiving awards, recipients, including our NEOs, must agree to pay all applicable tax withholding obligations in connection with the awards. In the case of our RSU and PSU award grants, recipients upon acceptance of the award may provide a “sell-to-cover” instruction pursuant to which the executive gives instructions to, and authorizes, a brokerage firm to sell on the executive’s behalf that number of Shares issuable upon vesting of the award as determined to be appropriate to generate cash proceeds sufficient to satisfy any applicable tax withholding obligations.

As described in more detail under “Executive Compensation—Potential Payments Upon Termination or Change in Control,” if a change in control of our company occurs, which would include the closing of the Stryker acquisition, then under certain circumstances, the award may vest or lapse.

Outstanding Equity Awards at Fiscal Year-End

The table below provides information regarding unexercised options awards, unvested RSU awards and unvested PSU awards for each of our NEOs that remained outstanding at our fiscal year-end, December 29, 2019.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2019

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised option unexercisable(1) (#)	Option exercise price ($)	Option expiration date(2)	Number of shares or units of stock that have not vested(3) (#)	Market value of shares or units that have not vested(4) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(5) (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(6) ($)
Robert J. Palmisano
Stock options	483,849	—	15.55	09/17/2021
	4,112	—	17.70	04/16/2022
	145,500	—	20.75	05/09/2022
	9,771	—	22.55	04/17/2023
	144,625	—	23.93	05/14/2023
	7,939	—	30.14	04/01/2024
	129,462	—	29.06	05/13/2024
	838,183	—	20.62	10/13/2025
	231,282	39,794	21.24	07/19/2026
	82,918	54,455	27.86	07/25/2027
	52,748	96,260	24.49	07/24/2028
	—	181,429	27.84	07/26/2029
RSU awards					147,494	4,510,367
PSU awards							322,120	9,850,430

Lance A. Berry
Stock options	18,262	—	29.06	05/13/2024
	1,265	8,925	21.24	07/19/2026
	1,342	12,783	27.86	07/25/2027
	1,513	23,500	24.49	07/24/2028
	—	53,614	27.84	07/26/2029
RSU awards					38,353	1,172,835
PSU awards							83,826	2,563,399

Kevin D. Cordell
Stock options	34,626	—	30.08	09/26/2024
	1,217	8,591	21.24	07/19/2026
	1,227	11,699	27.86	07/25/2027
	1,208	18,749	24.49	07/24/2028
	—	43,866	27.84	07/26/2029
RSU awards					32,465	992,780
PSU awards							70,152	2,145,248

	Option awards				Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised option unexercisable(1) (#)	Option exercise price ($)	Option expiration date(2)	Number of shares or units of stock that have not vested(3) (#)	Market value of shares or units that have not vested(4) ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested(5) (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested(6) ($)
James A. Lightman
Stock options	1,484	5,236	21.24	07/19/2026
	752	7,165	27.86	07/25/2027
	970	15,065	24.49	07/24/2028
	—	31,137	27.84	07/26/2029
RSU awards					22,807	697,438
PSU awards							49,874	1,525,147

Barry J. Regan
Stock options	20,232	36,921	24.49	07/24/2028
	—	22,241	27.84	07/26/2029
RSU awards					23,692	724,501
PSU awards							14,462	442,248

(1)

All stock options vest over a four-year period, with 25% of the underlying Shares vesting on the one-year anniversary of the grant date and the remaining 75% of the underlying Shares vesting over a three-year period thereafter in 36 as nearly equal as possible monthly installments, in each case so long as the individual remains an employee or consultant of Wright. If a change in control of our company occurs, outstanding options may become immediately exercisable in full and remain exercisable for the remainder of their terms, depending upon the plan under which the options were granted and, in the case of options granted under the 2017 plan, whether the option is continued, assumed or substituted by the successor entity and whether the executive experiences a termination event in connection with or within two years following the change in control. For more information, including the anticipated treatment of outstanding options if our acquisition transaction with Stryker is completed, see the discussion under “Executive Compensation—Potential Payments Upon a Termination or Change in Control.”

(2)	All option awards have a 10-year term, but may terminate earlier if the recipient’s employment or service relationship with Wright terminates.
(3)	The release dates and release amounts for the unvested RSU awards are as follows:

Name	06/01/2020	08/15/2020	08/15/2021	08/15/2022	08/15/2023
Mr. Palmisano	23,584	40,264	40,266	28,632	14,748
Mr. Berry	5,290	10,479	10,478	7,748	4,358
Mr. Cordell	5,091	8,768	8,769	6,271	3,566
Mr. Lightman	3,103	6,234	6,235	4,704	2,531
Mr. Regan	—	7,294	7,295	7,295	1,808

If a change in control of our company occurs, outstanding unvested RSU awards may become immediately vested in full, depending upon the plan under which the stock awards were granted and, in the case of RSU awards granted under the 2017 plan, whether the award is continued, assumed or substituted by the successor entity and whether the executive experiences a termination event in connection with or within two years following the change in control. For more information, see the discussion under “Executive Compensation—Potential Payments Upon a Termination or Change in Control.” For more information, including the anticipated treatment of outstanding RSU awards if our acquisition transaction with Stryker is completed, see the discussion under “Executive Compensation—Potential Payments Upon a Termination or Change in Control.”

(4)

The market value of RSU awards that had not vested as of December 29, 2019 is based on the closing sale price of our Shares, as reported by Nasdaq, on the last trading day of our fiscal year, December 27, 2019 ($30.58).

(5)

Amounts reported represent the number of PSU awards that were in progress based on maximum levels of performance awards since the compensation committee, in recognition of the changed circumstances created by the Stryker acquisition and to encourage retention during the pendency of the acquisition, approved payouts of those awards based on maximum levels of performance as soon as practicable after the completion of the respective performance periods or earlier upon closing of the Stryker acquisition. For information regarding the treatment of such awards upon a change in control of our company, which would include the closing of the Stryker acquisition, see the discussion under “Executive Compensation—Potential Payments Upon a Termination or Change in Control.”
(6)

Amounts reported represent the value of PSU awards that were in progress based on the closing sale price of our Shares, as reported by Nasdaq, on the last trading day of our fiscal year, December 27, 2019 ($30.58).

Options Exercised and Stock Vested During Fiscal Year

The table below provides information regarding option awards that were exercised and stock awards that vested for each of our NEOs during the fiscal year ended December 29, 2019.

	Option awards(1)		Stock awards(2)
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)	Number of shares acquired on vesting (#)	Value realized on vesting ($)
Robert J. Palmisano
Stock options	145,000	2,028,550
Restricted stock units			121,517	3,485,232

Lance A. Berry
Stock options	278,411	2,324,277
Restricted stock units			21,561	602,929

Kevin D. Cordell
Stock options	141,500	1,071,334
Restricted stock units			16,096	443,948

James A. Lightman
Stock options	188,868	1,594,955
Restricted stock units			13,613	382,235

Barry J. Regan
Stock options	—	—
Restricted stock units			5,486	115,261

(1)

The value realized on exercise represents the gross number of Shares acquired on exercise multiplied by the market price of our Shares on the exercise date, as reported by Nasdaq, less the per Share exercise price.

(2)

The value realized on vesting of the RSU awards held by each of the NEOs represents the gross number of Shares acquired, multiplied by the closing sale price of our Shares on the vesting date or the last trading day prior to the vesting date if the vesting date was not a trading day, as reported by Nasdaq.

Potential Payments Upon a Termination or Change in Control

Employment Agreement with Robert J. Palmisano. Effective October 1, 2015, Wright Medical Group, Inc., one of our subsidiaries, entered into an employment agreement with Robert J. Palmisano, our President and CEO. Under the terms of our employment agreement with Mr. Palmisano, in the event of a termination of his employment, the post-employment pay and benefits, if any, to be received by him will vary according to the basis for his termination. We have guaranteed the obligations under the employment agreement since our subsidiary, Wright Medical Group, Inc., is party to the agreement. The employment agreement will continue until December 31, 2020, subject to earlier termination under certain circumstances, and on October 1, 2020, will automatically renew for additional one-year periods unless we or Mr. Palmisano provides notice of non-extension of the agreement.

In the event that Mr. Palmisano’s employment is terminated for “cause” or he terminates his employment other than for “good reason” (as such terms are defined in the employment agreement) or disability, we will have no obligations to him, other than payment of accrued obligations. Accrued obligations include: (i) any accrued base salary through the date of termination; (ii) any annual cash incentive compensation awards earned but not yet paid; (iii) the value of any accrued vacation; (iv) reimbursement for any unreimbursed business expenses; and (v) only in the case of a termination at any time by reason of death or disability, his annual target incentive payment for the year that includes the date of termination.

In the event of an involuntary termination of his employment, we will be required to provide him, in addition to his accrued obligations: (i) a lump sum payment equal to two and one-half times the sum of: (a) his then current annual base salary; plus (b) his annual target incentive bonus; (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months; (iii) outplacement assistance for a period of 12 months, subject to termination if Mr. Palmisano accepts employment with another employer; (iv) financial planning services for a period of 12 months; and (v) an annual physical examination within 12 months of termination.

In the event of a termination of his employment due to death or disability, we will be required to provide him, in addition to his accrued obligations, his annual target incentive bonus.

In the event of an involuntary termination of his employment in anticipation of or within a 24-month period following a “change in control,” we will be required to provide him, in addition to his accrued obligations: (i) a lump sum payment equal to three times the sum of: (a) his then current annual base salary, plus (b) his annual target incentive bonus; (ii) his annual target incentive bonus for the year in which his termination occurs; (iii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months; (iv) outplacement assistance for a period of 12 months, subject to termination if Mr. Palmisano accepts employment with another employer; (v) financial planning services for a period of 12 months; and (vi) an annual physical examination within 12 months of termination.

Upon termination for any reason other than for cause, disability, or death, Mr. Palmisano must enter into a release of all claims within 30 days after the date of termination before any payments will be made to him under the employment agreement, other than accrued obligations. If he breaches the terms of the confidentiality, non-competition, non-solicitation, intellectual property rights agreement, then our obligations to make payments or provide benefits will cease immediately and permanently, and he will be required to repay an amount equal to 30% of the post-employment payments and benefits previously provided to him under the employment agreement, with interest. The employment agreement provides for other clawback and forfeiture provisions, including if we are required to restate our financial statements under certain circumstances. All payments under his employment agreement will be net of applicable tax withholding obligations. The agreement also provides that if any severance payments or other payments or benefits deemed made in connection with a future change in control are subject to the “golden parachute” excise tax under Code Section 4999, the payments will be reduced to one dollar less than the amount that would subject him to the excise tax if the reduction results in him receiving a greater amount on a net-after tax basis than would be received if he received the payments and benefits and paid the excise tax.

Severance Pay Agreements with Other Named Executive Officers. Our subsidiary, Wright Medical Group, Inc., has entered into separation pay agreements with our NEOs, other than Mr. Palmisano. We have guaranteed the obligations under these separation pay agreements. The separation pay agreements will continue until October 1, 2021 and, on October 1, 2020, will automatically renew for additional one-year periods unless we or the executive provides notice of termination of the agreement.

Under the terms of the separation pay agreement, in the event that the executive is terminated for cause or the executive terminates his employment other than for good reason or disability, we will have no obligations, other than payment of accrued obligations. Accrued obligations include: (i) any accrued base salary through the date of termination; (ii) any annual cash incentive compensation awards earned but not yet paid; (iii) the value of any accrued vacation; (iv) reimbursement for any unreimbursed business expenses; and (v) only in the case of a termination at any time by reason of death or disability, an annual incentive target bonus for the year that includes the date of termination, prorated for the portion of the year that the executive was employed.

In the event of an involuntary termination of the executive’s employment, other than for cause, we will be obligated to pay a severance payment and accrued obligations and provide certain benefits to the executive. The severance payment will equal the sum of (i) the executive’s then current annual base salary, plus (ii) an amount equal to his then current annual target bonus. Half of the total severance payment amount will be payable at or within a reasonable time after the date of termination and the remaining half will be payable in installments beginning six months after the date of termination, with a final installment to be made on or before March 15 of the calendar year following the year of termination. In the event of an involuntary termination of the executive’s employment in connection with a change in control, then his severance payment will equal two times the amount of his severance payment as described above. Under the separation pay agreement, an involuntary termination of the executive’s employment will occur if we terminate the executive’s employment other than for cause, disability, voluntary retirement, or death or if the executive resigns for good reason, in each case as defined in the separation pay agreement.

In addition to a severance payment, the executive also will be entitled to receive the following benefits in the event of an involuntary termination of his employment: (i) a pro rata portion of the executive’s annual cash incentive compensation award for the fiscal year that includes the termination date, if earned pursuant to the terms thereof and at such time and in such manner as determined pursuant to the terms thereof, less any payments thereof already made during such fiscal year (or, in the event of an involuntary termination in connection with a change in control, a pro rata portion of the executive’s target annual cash incentive compensation award for the fiscal year that includes the termination date, less any payments thereof already made during such fiscal year); (ii) payment or reimbursement for the cost of COBRA continuation coverage for up to 12 months (18 months in the event of an involuntary termination in connection with a change in control); (iii) outplacement assistance for a period of one year (two years in the event of an involuntary termination in connection with a change in control), subject to termination if the executive accepts employment with another employer; (iv) financial planning services for a period of one year (two years in the event of an involuntary termination in connection with a change in control); (v) payment to continue insurance coverage equal to the executive’s annual supplemental insurance premium benefit provided to him or her prior to the date of termination (twice the premium benefit in the event of an involuntary termination in connection with a change in control); (vi) an annual physical examination within 12 months of termination; and (vii) reasonable attorneys’ fees and expenses if any such fees or expenses are incurred to recover benefits rightfully owed under the separation pay agreement.

In the event of a termination of an executive’s employment due to death or disability, we will be required to provide the executive, in addition to his or her accrued obligations, a pro rata portion of his or her annual target incentive bonus.

Upon termination for any reason other than cause, disability, or death, the executive must enter into a release of all claims within 30 days after the date of termination before any payments will be made to the executive under the separation pay agreement, other than accrued obligations. If the executive breaches the terms of the confidentiality, non-competition, non-solicitation, and intellectual property rights agreement or the release, then our obligations to make payments or provide benefits will cease immediately and permanently, and the executive will be required to repay an amount equal 90% of the payments and benefits previously provided to the executive under the separation pay agreement, with interest. All payments under the separation pay agreement will be net of applicable tax withholding obligations. The separation pay agreement provides that if any severance payments or other payments or benefits deemed made in connection with a future change in control are subject to the “golden parachute” excise tax under Code Section 4999, the payments will be reduced to one dollar less than the amount that would subject the executive to the excise tax if the reduction results in the executive receiving a greater amount on a net-after tax basis than would be received if the executive received the payments and benefits and paid the excise tax.

Change in Control Provisions in Equity Plans. Our equity plans under which awards have been granted to our NEOs contain “change in control” provisions.

Under our current 2017 equity plan, a “change in control” means:

•

the acquisition (other than from us) by any person, entity or group, subject to certain exceptions, of 50% or more of either our then-outstanding Shares or the combined voting power of our then-outstanding Shares or the combined voting power of our then-outstanding capital stock entitled to vote generally in the election of directors;

•	the “continuity directors” cease for any reason to constitute at least a majority of the Wright Board;

•

consummation of a reorganization, merger or consolidation, in each case, with respect to which persons who were our shareholders immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the then-outstanding voting securities of the reorganized, merged, consolidated, or other surviving corporation (or its direct or indirect parent corporation);

•	approval by our shareholders of a liquidation or dissolution of Wright; or

•

the consummation of the sale of all or substantially all of our assets with respect to which persons who were our shareholders immediately prior to such sale do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the then-outstanding voting securities of the acquiring corporation (or its direct or indirect parent corporation).

Under the 2017 equity plan, if a change in control of Wright occurs, then if an award is continued, assumed or substituted by the successor entity, the award will not vest or lapse solely as a result of the change of control but will instead remain outstanding under the terms pursuant to which it has been continued, assumed or substituted and will continue to vest or lapse pursuant to such terms. If the award is continued, assumed or substituted by the successor entity and within two years following the change in control the participant is either terminated by the successor entity without “cause” or, if the participant is an employee, resigns for “good reason,” each as defined in the 2017 plan, then:

•	All outstanding stock options and SARs held by such participant will become immediately vested and exercisable in full and will remain exercisable for the remainder of their respective terms;

•	All restrictions imposed on restricted stock, RSUs or deferred units that are not performance-based held by such participant will lapse and be of no further force and effect;

•

All performance-based awards held by such participant for which the performance period has been completed as of the date of such termination or resignation but have not yet been paid will vest and be paid in cash or Shares and at such time as provided in the award agreement based on actual attainment of each performance goal; and

•

All performance-based awards held by such participant for which the performance period has not been completed as of the date of such termination or resignation will with respect to each performance goal vest and be paid out for the entire performance period (and not pro rata) based on actual performance achieved through the date of such termination or resignation with the manner of payment to be made in cash or shares as provided in the award agreement within 30 days following the date of termination or resignation.

If a change in control of Wright occurs, and if an award participant suffers a “termination of continued employment” in connection with such change in control, or if outstanding awards are not continued, assumed or substituted with equivalent awards by the successor entity, or in the case of a dissolution or liquidation of Wright, outstanding awards will be subject to the following rules:

•

All outstanding stock options and SARs will become fully vested and exercisable and the committee will give such participant a reasonable opportunity to exercise any and all stock options and SARs before but conditioned upon the resulting change in control and if a participant does not exercise all stock options and SARs, the committee will pay such participant the difference between the exercise price for the stock option or grant price for the SAR and the per share consideration provided to other similarly situated shareholders in the change in control, provided that if the exercise or grant price exceeds the consideration in the change in control, provided, however, that if the exercise price or grant price exceeds the consideration provided, then such exercised stock option or SAR will be canceled and terminated without payment;

•

All restrictions imposed on restricted stock, RSUs or deferred units that are not performance-based will lapse and be of no further force and effect, and RSUs and deferred units will be settled and paid in cash or Shares and at such time as provided in the award agreement, provided, however, that if any such payment is to be made in Shares, the committee may provide such holders the consideration provided to other similarly situated shareholders in the change in control;

•

All performance-based awards held by such participant for which the performance period has been completed as of the date of the change in control but have not yet been paid will vest and be paid in cash or Shares and at such time as provided in the award agreement based on actual attainment of each performance goal; and

•

All performance-based awards held by such participant for which the performance period has not been completed as of the date of the change in control will with respect to each performance goal vest and be paid out for the entire performance period (and not pro rata) based on actual performance achieved through the date of the change in control with the manner of payment to be made in cash or Shares as provided in the award agreement within 30 days following the change in control.

These change in control provisions may not be terminated, amended or modified in any manner that adversely affects any then-outstanding award or award participant without the prior written consent of such participant.

The 2017 plan defines “cause” as, unless otherwise provided in an award agreement, cause as defined in any employment, consulting, severance or similar agreement between the participant and us (an “individual agreement”), or if there is no such individual agreement or if it does not define cause: (i) the participant has engaged in conduct that in the judgment of the committee constitutes gross negligence, misconduct, or gross neglect in the performance of the participant’s duties and responsibilities or conduct resulting or intending to result directly or indirectly in gain or personal enrichment for the participant at our expense; (ii) the participant has engaged or is about to engage in conduct materially injurious to us; (iii) the participant has engaged in or is about to engage in conduct that is materially inconsistent with our legal and healthcare compliance policies, programs or obligations, including but not limited to our code of business conduct and ethics and our code of conduct on insider trading and confidentiality; (iv) the participant’s bar from participation in programs administered by the United States Department of Health and Human Services or the United States Food and Drug Administration or any succeeding agencies; (v) the participant’s conviction of or entering of a guilty or no contest plea to a felony charge (or equivalent thereof) in any jurisdiction; or (vi) the participant has engaged in a material breach of any employment, service, confidentiality, non-compete or non-solicitation agreement entered into with us or a breach of any company policy for which termination of employment or service is a permissible consequence of such breach.

The 2017 plan defines “good reason” as, unless otherwise provided in an award agreement, the occurrence of any of the following without the prior written consent of the participant, unless such act or failure to act is corrected by us within 30 days of the participant providing notice of the occurrence: (a) a material reduction in the participant’s then current responsibilities or assignment to the participant of duties materially inconsistent with such participant’s then current range of duties and responsibilities; and for the avoidance of doubt, the following circumstances would be considered a material reduction of a participant’s responsibilities: (i) the reporting structure of a participant who reports to the chief executive officer of the entire organization is modified or the participant is informed that it will be modified such that the participant would no longer report to such chief executive officer or (ii) a participant who is the chief executive officer or organization-wide leader of a material function in a public company would no longer be, or is informed that he or she will no longer be, the chief executive officer or organization-wide leader of such function, or would no longer lead that function in a public company environment; (b) a material reduction (i.e., more than 10%) in the participant’s aggregate annualized compensation target (including bonus opportunity as a percentage of base salary) and benefits opportunities, except for an across the board reduction or modification to any benefit plan affecting all similarly situated participants; (c) failure to pay to the participant any portion of the participant’s current compensation and benefits, under any plan, program or policy of, or other contract or agreement within 30 days of the date such compensation and/or benefits are due; (d) cancellation or material reduction in scope of any indemnification and/or director and officer liability insurance; (e) the relocation of the participant’s then current principal place of employment, or principal location, to a location which is more than 40 miles from the principal location; or (f) material breach other than by the participant of any material provision of the participant’s employment, severance or similar agreement.

The 2017 plan defines “termination of continued employment” as termination of an individual’s employment with our company or if the individual is a director, his or her service as a director, without cause in connection with a change of control and includes, by way of example and without limitation, the following circumstances: (i) such individual is notified within the 60 day period preceding the change of control that the individual’s employment is or will be terminated without cause prior to or after the change of control, (ii) such individual is notified within the 60 day period preceding the change of control that the individual’s continued employment with our company after the change of control is conditioned upon acceptance of a position with the successor or an affiliate of the successor under terms which would entitle the individual to resign for good reason and the individual in fact resigns for good reason on this basis, and (iii) such individual is a director and will not become a director of the successor parent immediately after the change in control.

Under the terms of our 2010 equity plan, if there is a change in control of Wright, then, all outstanding options become immediately exercisable in full and remain exercisable for the remainder of their terms and all issuance conditions on all outstanding RSU awards will be deemed satisfied. Alternatively, the compensation committee may determine that outstanding awards will be cancelled as of the consummation of the change in control and that holders of cancelled awards will receive a payment in respect of such cancellation based on the amount of per share consideration being paid in connection with the change in control less, in the case of options and other awards subject to exercise, the applicable exercise price.

Anticipated Treatment of Equity in Connection with Stryker Acquisition. If the Stryker acquisition is completed, the Purchase Agreement provides for the treatment of outstanding stock options, RSU awards and PSU awards as follows:

•

Each stock option (whether held by directors, executive officers or other employees) that is outstanding and unvested immediately prior to the date on which Stryker accepts all tendered shares (the “Acceptance Time”) will vest in full at the Acceptance Time; provided that any stock options granted after July 1, 2020 will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time. The holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the product of (i) the difference between $30.75 and the per share exercise price of the respective stock option multiplied by (ii) the total number of shares subject to the unexercised stock option they hold immediately prior to the closing.

•

Each RSU award that is outstanding and unvested immediately prior to the Acceptance Time (whether held by directors, executive officers or other employees) will vest in full at the Acceptance Time. Notwithstanding the foregoing, any RSUs granted after July 1, 2020 (“2020 RSUs”) will be subject to pro rata vesting based on the number of days elapsed between the date of grant and the Acceptance Time and any portion of any 2020 RSU that does not become so vested will terminate and be cancelled at the Acceptance Time, without consideration paid therefor. At the closing, all outstanding RSUs that are vested will be cancelled and, in exchange for such cancelled RSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of shares deliverable under the RSUs they hold immediately prior to the closing multiplied by $30.75.

•

Each PSU award that is outstanding and unvested immediately prior to the Acceptance Time will vest in full at the Acceptance Time, with any applicable performance conditions associated with such PSUs deemed to have been achieved at maximum performance. At the closing, PSUs will be cancelled and, in exchange for such cancelled PSUs, the holders thereof will be entitled to receive an amount in cash (without interest and less applicable withholding taxes) equal to the total number of Shares deliverable under the PSUs they hold immediately prior to the closing multiplied by $30.75.

Potential Payments to Named Executive Officers. The table below reflects the amount of compensation and benefits payable to each NEO, in the event of (i) any voluntary resignation or termination or termination for cause; (ii) an involuntary termination without cause; (iii) an involuntary termination without cause or a resignation for good reason within 12 months (24 months in the case of Mr. Palmisano and two years in the case of equity awards acceleration) following a change in control, or a qualifying change in control termination; (iv) termination by reason of an executive’s death or disability; and (v) a change in control. The amounts reported in the table assume that the applicable triggering event occurred on December 29, 2019, and, therefore, are estimates of the amounts that would be paid to the NEOs upon the occurrence of such triggering event.

Name	Type of payment(1)	Voluntary/ for cause termination ($)	Involuntary termination without cause ($)	Qualifying change in control termination ($)	Death/ disability ($)	Change in control ($)
Robert J. Palmisano	Cash severance	—	5,271,828	6,326,193	—	—
	Benefit continuation	—	19,920	19,920	—	—
	Annual bonus(2)	—	1,150,217	1,150,217	1,150,217	—
	Outplacement benefits	—	30,000	30,000	—	—
	Other termination benefits(3)	—	6,000	6,000	—	—
	Option award acceleration(4)	—	—	1,603,132	—	1,603,132
	RSU award acceleration(5)	—	—	4,510,367	—	4,510,367
	PSU award acceleration(6)	—	—	9,850,430	—	9,850,430

	Total	—	6,477,965	23,496,259	1,150,217	15,963,929

Lance A. Berry	Cash severance	—	901,250	1,802,500	—	—
	Benefit continuation	—	19,920	29,880	—	—
	Annual bonus(2)	—	386,250	386,250	386,250	—
	Outplacement benefits	—	30,000	60,000	—	—
	Other termination benefits(3)	—	6,000	12,000	—	—
	Option award acceleration(4)	—	—	408,147	—	408,147
	RSU award acceleration(5)	—	—	1,172,835	—	1,172,835
	PSU award acceleration(6)	—	—	2,563,399	—	2,563,399

	Total	—	1,343,420	6,435,011	386,250	4,144,381

Kevin D. Cordell	Cash severance	—	875,500	1,751,000	—	—
	Benefit continuation	—	19,920	29,880	—	—
	Annual bonus(2)	—	360,500	360,500	360,500	—
	Outplacement benefits	—	30,000	60,000	—	—
	Other termination benefits(3)	—	6,000	12,000	—	—
	Option award acceleration(4)	—	—	346,435	—	346,435
	RSU award acceleration(5)	—	—	992,780	—	992,780
	PSU award acceleration(6)	—	—	2,145,248	—	2,145,248

	Total	—	1,291,920	5,697,843	360,500	3,484,463

Name	Type of payment(1)	Voluntary/ for cause termination ($)	Involuntary termination without cause ($)	Qualifying change in control termination ($)	Death/ disability ($)	Change in control ($)
James A. Lightman	Cash severance	—	705,000	1,410,000	—	—
	Benefit continuation	—	19,920	29,880	—	—
	Annual bonus(2)	—	235,000	235,000	235,000	—
	Outplacement benefits	—	30,000	60,000	—	—
	Other termination benefits(3)	—	6,000	12,000	—	—
	Option award acceleration(4)	—	—	245,454	—	245,454
	RSU award acceleration(5)	—	—	697,438		697,438
	PSU award acceleration(6)	—	—	1,525,147	—	1,525,147

	Total	—	995,920	4,214,919	235,000	2,468,039

Barry J. Regan	Cash severance	—	705,000	1,410,000	—	—
	Benefit continuation	—	19,920	29,880	—	—
	Annual bonus(2)	—	235,000	235,000	235,000	—
	Outplacement benefits	—	30,000	60,000	—	—
	Other termination benefits(3)	—	6,000	12,000	—	—
	Option award acceleration(4)	—	—	285,789	—	285,789
	RSU award acceleration(5)	—	—	724,501	—	724,501
	PSU award acceleration(6)	—	—	442,248	—	442,248

	Total	—	995,920	3,199,418	235,000	1,452,538

(1)	The benefit amounts set forth in the table do not reflect any reduction that may be necessary to prevent the payment from being subject to an excise tax under Code Section 280G, if applicable.
(2)	Assumes payment equal to full target annual bonus for the year in which the termination date occurs.
(3)	Reflects the cost of financial planning services and continued executive insurance. Reimbursement of reasonable attorneys’ fees and expenses is not included as the amount is not estimable.
(4)

Based on the difference between: (i) the per Share market price of the Shares underlying the unvested stock options held by such executive as of December 27, 2019, the last trading day of fiscal 2019, based upon the closing sale price of our Shares, as reported by Nasdaq, on the last trading day of our fiscal year, December 27, 2019 ($30.58), and (ii) the per Share exercise price of the options held by such executive. The per Share exercise price of all unvested stock options held by our NEOs included in the table as of December 29, 2019 range from $21.24 to $27.86. The “Change in Control” scenario assumes that options granted under the 2017 plan are not continued, assumed or substituted with equivalent awards in connection with the change in control.

(5)

Based on: (i) the number of unvested RSU awards held by such executive as of December 29, 2019, multiplied by (ii) the per share market price of our Shares as of December 27, 2019, the last trading day of fiscal 2019, based upon the closing sale price of our Shares, as reported by Nasdaq, on the last trading day of our fiscal year, December 27, 2019 ($30.58). The “Change in Control” scenario assumes that RSU awards granted under the 2017 plan are not continued, assumed or substituted with equivalent awards in connection with the change in control.

(6)

Amounts reported represent the value of the immediate payout of the maximum number of Shares that the NEO would have been entitled to receive as payout for PSU awards. The value is based on: (a) the number of outstanding PSU awards at maximum, multiplied by (b) the closing sale price of our Shares, as reported by Nasdaq, on the last trading day of our fiscal year, December 27, 2019 ($30.58). The “Change in Control” scenario assumes that PSU awards granted under the 2017 plan are not continued, assumed or substituted with equivalent awards in connection with the change in control and are paid out, assuming maximum performance.

CEO Pay Ratio Disclosure

Under Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(u) of SEC Regulation S-K, we are required to provide the ratio of the annual total compensation of Robert J. Palmisano, our CEO, to the median of the annual total compensation of all employees of Wright (other than the CEO).

For fiscal 2019:

•	the annual total compensation of our CEO was $7,310,421;

•	the annual total compensation of the employee identified at median of our company (excluding our CEO) was $68,903; and

•

based on this information, the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee (identified in accordance with SEC rules and as described in greater detail below) was estimated to be 106:1.

This ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below. The SEC rules for identifying the “median employee” and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, apply certain exclusions, and make reasonable estimates and assumptions that reflect their compensation practices. Accordingly, the pay ratio reported by other companies may not be comparable to the pay ratio reported by us, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their pay ratios.

To identify our median employee and to calculate the annual total compensation of our median employee and that of our CEO, we used the following methodology, assumptions and estimates:

•

Identification of Median Employee. Under SEC rules, the median employee is only required to be identified once every three years if there has been no change in our employee population or compensation arrangements or in the median employee’s circumstances that we reasonably believe would significantly affect our pay ratio disclosure. Because there were no such changes, we did not re-identify a new median employee for 2019, but rather used the same median employee from last year. To identify our median employee last year, we used the methodology described below:

We determined that, as of October 15, 2018, our worldwide employee population, excluding our CEO, consisted of 2,874 total employees, of which 1,779 employees were employed in the United States and 1,095 employees were employed in non-U.S. jurisdictions. In determining this population, we considered the employees of our subsidiaries and all of our worldwide employees other than our CEO, whether employed on a full-time, part-time, temporary or seasonal basis. We did not include any contractors or other non-employee workers in our employee population. As permitted under SEC rules, we selected October 15, 2018, which is within the last three months of the end of our fiscal year 2018, as the date we would use to identify our employee population and “median employee” to allow sufficient time to identify the median employee given the global scope of our operations.

To identify the “median employee” from our employee population, we selected target annual total cash compensation, including annual base salary or hourly wages, target annual bonus, target commissions, and comparable cash elements of compensation in non-U.S. jurisdictions, for fiscal year 2018, as the most appropriate measure of compensation. To make them comparable, base salaries and wages for newly hired permanent employees who had worked less than a year were annualized. As part of this analysis, we converted target annual total cash compensation of our non-U.S. employees from local currency to U.S. dollars using average foreign currency exchange rates from January 1, 2018 to October 15, 2018.

•

Calculation of Median Employee’s Annual Total Compensation. In accordance with applicable SEC rules, we calculated 2019 annual total compensation for this median employee using the same methodology we use for our NEOs, as set forth in our “Summary Compensation Table—2019” included under “Executive Compensation—Summary Compensation Information” beginning on page 157.

•

Calculation of CEO’s Annual Total Compensation. With respect to the 2019 annual total compensation of our CEO, we used the amount set forth in the “Total Compensation” column of our “Summary Compensation Table—2019” included under “Executive Compensation—Summary Compensation Information” beginning on page 157.

Risk Assessment of Compensation Policies, Practices, and Programs

As a result of our annual assessment on risk in our compensation programs, we concluded that our compensation policies, practices, and programs and related compensation governance structure, work together in a manner so as to encourage our employees, including our NEOs, to pursue growth strategies that emphasize shareholder value creation, but not to take unnecessary or excessive risks that could threaten the value of Wright. As part of our assessment, we noted in particular the following:

•	annual base salaries for employees are not subject to performance risk and, for most non-executive employees, constitute the largest part of their total compensation;

•

performance-based, or at risk, compensation awarded to our employees, which for our higher-level employees constitutes the largest part of their total compensation, is appropriately balanced between annual and long-term performance and cash and equity compensation, utilizes several different performance measures and goals that are drivers of long-term success for Wright and shareholders, and has appropriate maximums; and

•

a significant portion of performance-based compensation is in the form of long-term equity incentives which do not encourage unnecessary or excessive risk because they generally vest over a three to four-year period of time thereby focusing our employees on our long-term interests.

As a matter of best practice, we will continue to monitor our compensation policies, practices, and programs to ensure that they continue to align the interest of our employees, including in particular our executive officers, with those of our long-term shareholders while avoiding unnecessary or excessive risk.

Anti-Hedging and Pledging Policy

Our code of conduct on insider trading and confidentiality addresses hedging, pledging and other transactions which might give the appearance of impropriety. We consider it inappropriate for any person subject to the code, including all directors, officers and employees and certain consultants of Wright (collectively “Wright personnel”), to engage in short-term or speculative transactions in our securities and certain other transactions where there is a heightened legal risk or the appearance of inappropriate conduct. Accordingly, our code of conduct on insider trading and confidentiality either prohibits or limits the following types of transactions:

•

Short-term trading. Wright personnel who purchase Wright securities in the open market may not sell any Wright securities of the same class during the six months following the purchase since short-term trading creates an appearance of impropriety and may unduly focus Wright personnel on Wright’s short-term stock market performance instead of our long-term business objectives.

•

Short sales. Short sales of Wright securities are prohibited since such transactions may evidence an expectation on the part of the seller that the securities will decline in value, and therefore, have the potential to signal to the market that the seller lacks confidence in Wright and our short-term prospects.

•

Publicly-traded options. Wright personnel are prohibited from engaging in transactions in put options, call options or other derivative securities involving Wright securities, whether on an exchange or otherwise, since a transaction in options is, in effect, a bet on the short-term movement of our ordinary share price and therefore creates the appearance that a person is trading based on inside information. Such transactions also may focus the attention of Wright personnel on short-term performance at the expense of our long-term objectives.

•

Hedging transactions. Wright personnel are prohibited from engaging in hedging or monetization transactions involving Wright securities, such as prepaid variable forwards, equity swaps, collars and exchange funds, since such transactions may permit Wright personnel to own Shares obtained through employee benefit plans or otherwise but without the full risks and rewards of ownership and when that occurs, the such individuals may no longer have the same objectives as our other shareholders.

•

Pledging transactions. Wright personnel are prohibited from engaging in any pledging transactions, unless approved in advance by our general counsel. Individuals wishing to pledge Wright securities who have a compelling reason for the pledge and are able to demonstrate the financial capacity to repay the loan without resort to the pledged securities must submit the proposed transaction for prior approval by our general counsel prior to the proposed execution of documents evidencing the proposed transaction and must set forth a compelling justification for the proposed transaction.

•

Margin accounts. Wright personnel are limited in using margin accounts since they can lead to inadvertent insider trading violations and unfavorable publicity for Wright if sales are made by the lender or broker when an individual that possesses inside information fails to meet a margin call. The use of margin accounts also can result in violations under Section 16 of the Exchange Act. Wright personnel who desire to margin Wright securities must submit the proposed transaction for approval by our general counsel prior to the proposed execution of documents evidencing the proposed transaction and must set forth a compelling justification for the proposed transaction.

•

Standing and limit orders. Wright personnel are discouraged from placing standing or limit orders for Wright securities such order create heightened risks for insider trading violations similar to the use of margin accounts as there is no control over the timing of purchases or sales that result from standing instructions to a broker, and as a result the broker could execute a transaction when Wright personnel is in possession of inside information. If an individual determines that he must use a standing or limit order, the order should be used only for a very brief period of time.

Compensation Committee Interlocks and Insider Participation

John L. Miclot (Chair), J. Patrick Mackin and Amy S. Paul currently serve as members of the compensation committee of the Wright Board. From January 1, 2019 to March 31, 2019, John L. Miclot (Chair), J. Patrick Mackin, Kevin C. O’Boyle and Elizabeth H. Weatherman served as members of the compensation committee. No member of the compensation committee is or was an officer or employee of ours or any of our subsidiaries while serving on the compensation committee. In addition, no executive officer of ours currently serves or served during 2019 as a director or a member of the compensation committee of any entity that has or had an executive officer serving as our director or a member of the compensation committee.

DIRECTOR COMPENSATION

Overview

Under the terms of our shareholder-approved board of directors compensation policy, the compensation packages for our non-executive directors are determined by our non-executive directors, based upon a recommendation by the compensation committee. Such compensation is determined by our non-executive directors pursuant to the terms of our articles of association, which provide that if all directors have a conflict of interest in the matter to be acted upon, the matter shall be approved by our non-executive directors. In determining non-executive director compensation, we target compensation in the market median range of our peer companies; although, we may deviate from the median if we determine necessary or appropriate on a case-by-case basis.

In 2019, the compensation committee engaged Mercer to review our non-executive director compensation program. In so doing, Mercer analyzed the outside director compensation levels and practices of our peer companies. Mercer used the same peer group as was approved by the compensation committee and used to gather compensation information for our executive officers. Based on Mercer’s recommendations, the compensation committee recommended and the Wright Board approved no changes to our non-executive director program.

Under the terms of our non-executive director compensation program, compensation for our non-executive directors is comprised of both cash compensation and equity-based compensation. Cash compensation is in the form of annual retainers for non-executive directors, chairman, committee chairs, and committee members. Equity-based compensation is in the form of annual stock option and RSU award grants. Each of these components is described in more detail below. We do not provide perquisites and other personal benefits to our non-executive directors. Our non-executive director compensation program is consistent with our shareholder-approved board of directors compensation policy.

Cash Compensation

The table below sets forth the annual cash retainers paid to each non-executive director and the additional annual cash retainers paid to the chairman and each board committee chair and board committee member during 2019:

Annual cash retainer
Description	2019 ($)
Non-executive director	60,000
Chairman premium	75,000
Audit committee chair premium	20,000
Compensation committee chair premium	15,000
Nominating, corporate governance and compliance committee chair premium	10,000
Strategic transactions committee chair premium	10,000
Audit committee member (including chair)	15,000
Compensation committee member (including chair)	8,000
Nominating, corporate governance and compliance committee member (including chair)	7,000
Strategic transactions committee member (including chair)	5,000

The annual cash retainers are paid on a quarterly basis in arrears within 30 days of the end of each calendar quarter. For example, the retainers for the first calendar quarter covering the period from January 1 through March 31 are paid within 30 days of March 31. In addition, each non-executive director receives a cash travel stipend of $2,000 for each board meeting attended in person that takes place in the Netherlands or other location outside the United States.

Equity-Based Compensation

The equity-based component of our non-executive director compensation consists of annual stock option and RSU awards granted under our 2017 equity plan. During 2019, each non-executive director received $210,000 in equity grants, one-half of which was paid in stock options and the remaining one-half paid in RSU awards. The number of Shares underlying the awards was determined based on the 10-trading day average closing sale price of a Share, as reported by Nasdaq, and as determined on the third trading day prior to the date of anticipated corporate approval of the award. These grants were effective as of the same date as annual employee equity grants.

The stock options have a term of 10 years, a per share exercise price equal to 100% of the fair market value of an ordinary share on the grant date and vest in full on the one-year anniversary of the grant date so long as the director is still a director as of such date. The RSU awards vest in full on the one-year anniversary of the grant date so long as the director is still a director as of such date.

Election to Receive Equity-Based Compensation in Lieu of Cash Compensation

Our non-executive director compensation policy allows our non-executive directors to elect to receive an RSU award in lieu of 100% of their annual cash retainers payable for services to be rendered as a non-executive director, chairman and chair or member of any board committee. Each non-executive director who elects to receive an RSU award in lieu of such director’s annual cash retainers is granted an RSU award under our 2017 equity plan for that number of Shares as determined by dividing the aggregate dollar amount of all annual cash retainers anticipated to payable to such director for the period commencing on July 1 of each year to June 30 of the following year by the 10-trading day average closing sale price of our Shares as reported by Nasdaq and as determined on the third trading day prior to the date of anticipated corporate approval of the award. These RSU awards are typically granted effective as of the same date that other director equity grants are made and vest in four equal installments on the following September 30th, December 31st, March 31st and June 30th.

If a non-executive director who elected to receive an RSU award in lieu of such director’s annual cash retainers is no longer a director before such director’s interest in all of the Shares underlying RSU award have vested and become issuable, then, subject to certain exceptions, the director will forfeit his or her rights to receive all of the Shares underling such RSU award that have not vested and been issued as of the date the director’s status as a director so terminates. In such case, the non-executive director will receive in cash a pro rata portion of his or her annual cash retainers for the quarter in which the director’s status as a director terminates.

If a non-executive director who elected to receive an RSU award in lieu of such director’s annual cash retainers becomes entitled to receive an increased or additional annual cash retainer during the period from July 1 to June 30 of the next year, such director will receive such increased or additional annual cash retainer in cash until July 1 of the next year when the director may elect (on or prior to June 30 of the next year) to receive an RSU award in lieu of such director’s annual cash retainers.

If a non-executive director who elected to receive an RSU award in lieu of such director’s annual cash retainers experiences a change in the director’s membership on one or more board committees or chair positions prior to June 30 of the next year such that the director becomes entitled to receive annual cash retainers for the period from July 1 to June 30 of the next year aggregating an amount less than the aggregate amount used to calculate the director’s most recent RSU award received, the director will forfeit as of the effective date of such board committee or chair change his or her rights to receive a pro rata portion of the shares underlying such RSU award reflecting the decrease in the director’s aggregate annual cash retainers and the date on which such decrease occurred. In addition, the vesting of the RSU award will be revised appropriately to reflect any such change in the number of shares underlying the RSU award and the date on which such change occurred.

Summary of Cash and Other Director Compensation

The table below summarizes the compensation received by each individual who served as a non-executive director of our company during the fiscal year ended December 29, 2019. While Mr. Palmisano did not receive additional compensation for his service as executive director, a portion of his compensation was allocated to his service as executive director. For more information regarding the allocation of Mr. Palmisano’s compensation, please refer to note (1) to the “Summary Compensation Table—2019” under “Executive Compensation—Summary Compensation Information” beginning on page 157.

DIRECTOR COMPENSATION—2019

Name	Fees earned or paid in cash(1) ($)	Stock awards(2)(3) ($)	Option awards(4)(5) ($)	All other compensation(6) ($)	Total ($)
Gary D. Blackford	78,250	109,021	109,194	—	296,465
J. Patrick Mackin	68,000	109,021	109,194	—	286,215
John L. Miclot	86,750	109,021	109,194	—	304,965
Kevin C. O’Boyle	95,750	109,021	109,194	—	313,965
Amy S. Paul	75,500	109,021	109,194	—	293,715
David D. Stevens	147,000	109,021	109,194	—	365,215
Richard F. Wallman	81,250	111,889	109,194	—	302,333
Elizabeth H. Weatherman	90,000	112,480	109,194	—	311,674

(1)

Unless a director otherwise elects to convert all of his or her annual retainers into RSU awards, annual retainers are paid in cash on a quarterly basis in arrears within 30 days of the end of each calendar quarter. Two of our non-executive directors elected to convert their annual retainers covering the period of service from July 1, 2019 to June 30, 2020 into RSU awards and accordingly, were granted an RSU award on July 26, 2019 under our 2017 equity plan for that number of Shares as determined based on the following formula: (a) the aggregate dollar amount of all annual cash retainers that otherwise would have been payable to the director for services to be rendered as a non-executive director, chairman and chair or member of any board committee (based on such director’s board committee memberships and chair positions as of the grant date), divided by (b) the 10-trading day average closing sale price of a Share, as reported by Nasdaq, and as determined on the third trading day prior to the date of anticipated corporate approval of the award. The RSU award vests and the underlying shares become issuable in four as nearly equal as possible quarterly installments, on September 30, December 31, March 31 and June 30, in each case so long as the director is a director of our company as of such date.

The table below sets forth: (a) the number of RSU awards granted to the director on July 26, 2019; (b) the total amount of annual retainers converted by such director into RSU awards, which amount is included in the “Fees earned or paid in cash” column for each director; (c) the grant date fair value of the stock awards computed in accordance with FASB ASC Topic 718; and (d) any incremental grant date fair value for the stock awards above and beyond the amount of annual retainers converted into RSU awards computed in accordance with FASB ASC Topic 718.

Name	Total amount of retainers converted into RSU awards ($)	Number of RSU awards (#)	Grant date fair value of RSU awards ($)	Incremental grant date fair value of RSU awards received in excess of amount of retainers converted into RSU awards ($)
Mr. Wallman	75,000	2,797	77,868	2,868
Ms. Weatherman	90,000	3,357	93,459	3,459

(2)	On July 26, 2019, each non-executive director received an RSU award for 3,916 Shares granted under the 2017 equity plan. The RSU awards vest and the underlying shares become issuable on the one-year anniversary of the grant date, so long as the director is a director of our company as of such date. In addition, as described above in note (1), each of Mr. Wallman and Ms. Weatherman elected to convert his or her annual retainers covering the period of service from July 1, 2019 to June 30, 2020 into RSU awards under our 2017 equity plan. The amount reported in the “Stock awards” column represents the aggregate grant date fair value for the July 26, 2019 RSU awards granted to each director in 2019 and for each of Mr. Wallman and Ms. Weatherman, the incremental grant date fair value for the additional RSU awards granted to him or her as described above in note (1), in each case as computed in accordance with FASB ASC Topic 718. The grant date fair value for RSU awards is determined based on the closing sale price of our Shares on the grant date.

(3)

As of December 29, 2019, each non-executive director held the following number of unvested stock awards (all of which are in the form of RSU awards): Mr. Blackford (3,916); Mr. Mackin (3,916); Mr. Miclot (3,916); Mr. O’Boyle (3,916); Ms. Paul (3,916); Mr. Stevens (3,916); Mr. Wallman (6,014); and Ms. Weatherman (6,434).

(4)

On July 26, 2019, each non-executive director received a stock option to purchase 11,691 ordinary shares at an exercise price of $27.84 per share granted under the 2017 equity plan. Such option expires on July 26, 2029 and vests in full on July 26, 2020, so long as the individual remains a director of Wright as of such date. Amounts reported in the “Option awards” column represent the aggregate grant date fair value for option awards granted to each director in 2019 computed in accordance with FASB ASC Topic 718. The grant date fair value is determined based on our Black-Scholes option pricing model. The grant date fair value per share for the options granted on July 26, 2019 was $9.34 and was determined using the following specific assumptions: risk free interest rate: 1.75%; expected life: 6.22 years; expected volatility: 30.50%; and expected dividend yield: 0.

(5)

The table below provides information regarding the aggregate number of options to purchase Shares outstanding at December 29, 2019 and held by each of the non-executive directors named in the above table:

Name	Aggregate number of shares underlying options	Exercisable/ unexercisable	Range of exercise price(s) ($)	Range of expiration date(s)
Mr. Blackford	98,468	81,823/16,645	15.04-29.06	05/13/2020-07/26/2029
Mr. Mackin	21,598	4,953/16,645	24.49-27.84	07/24/2028-07/26/2029
Mr. Miclot	106,201	89,556/16,645	15.04-29.06	05/13/2020-07/26/2029
Mr. O’Boyle	82,476	65,831/16,645	18.04-27.86	05/12/2021-07/26/2029
Ms. Paul	106,201	89,556/16,645	15.04-29.06	05/13/2020-07/26/2029
Mr. Stevens	85,583	68,938/16,645	17.82-29.06	05/13/2020-07/26/2029
Mr. Wallman	51,438	34,793/16,645	21.24-27.86	05/12/2021-07/26/2029
Ms. Weatherman	43,638	26,993/16,645	21.24-27.86	07/19/2026-07/26/2029

(6)

We do not provide perquisites and other personal benefits to our non-executive directors. Any perquisites or personal benefits actually provided to any non-executive director were less than $10,000 in the aggregate.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Procedures Regarding Approval of Related Party Transactions

As provided in our audit committee charter, all related party transactions are to be reviewed and pre-approved by the audit committee. Related party transactions are transactions to which we were or are a participant and in which:

•	the amounts involved exceeded or will exceed $120,000; and

•

a related person (including any director, director nominee, executive officer, holder of more than 5% of our ordinary shares or any member of their immediate family) had or will have a direct or indirect material interest.

In determining whether to approve a related party transaction, the audit committee generally will evaluate the transaction in terms of (i) the benefits to Wright; (ii) the impact on a director’s independence in the event the related person is a director, an immediate family member of a director, or an entity in which a director is a partner, shareholder or executive officer; (iii) the availability of other sources for comparable products or services; (iv) the terms and conditions of the transaction; and (v) the terms available to unrelated third parties or to employees generally. The audit committee will then document its findings and conclusions in written minutes. In the event a transaction relates to a member of the audit committee, that member will not participate in the audit committee’s deliberations.

We are unaware of any related party transactions that have occurred since the beginning of our last fiscal year or any currently proposed related party transactions requiring disclosure in this proxy statement.

MARKET PRICES AND DIVIDEND DATA

The Shares currently trade on Nasdaq under the ticker symbol “WMGI.” As of the close of business on [●], 2020, the latest practicable trading date prior to the date of this proxy statement, [●] Shares were outstanding.

The following table sets forth, for the quarters indicated, the high and low sales prices per Share on the Nasdaq with respect to the years ended December 31, 2017, December 31, 2018 and December 31, 2019 and, with respect to the year ended December 31, 2020, through [●], 2020, using Share data reported by Nasdaq.

Year Ended December 31, 2017	High			Low
First Quarter		$31.31			$22.14
Second Quarter		31.53			25.49
Third Quarter		29.89			25.14
Fourth Quarter		27.62			22.18

Year Ended December 31, 2018
First Quarter		$24.75			$19.04
Second Quarter		27.32			19.01
Third Quarter		29.50			24.10
Fourth Quarter		30.75			24.72

Year Ended December 31, 2019
First Quarter		$32.86			$26.45
Second Quarter		32.83			27.28
Third Quarter		30.06			19.04
Fourth Quarter		30.65			19.09

Current year
First Quarter (through [●], 2020)	$	[●	]	$	[●	]

The Offer Consideration of $30.75 per Share represents a premium of approximately 52% over the volume-weighted average closing price of Shares over the 30 calendar days ended October 31, 2019, the last trading day prior to speculation that Wright was exploring a sale of the company. On December 12, 2019, the last full trading day before the commencement of the Offer, the reported closing price of the Shares on Nasdaq was $29.44 per Share. On [●], 2020, the last full trading day prior to the date of this proxy statement, the reported closing price of the Shares on Nasdaq was $[●] per Share. Shareholders are urged to obtain a current market quotation for the Shares.

Wright has not previously declared or paid cash dividends and has no plans to declare or pay any dividends in the near future.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth certain information concerning the beneficial ownership of the Shares as of February 19, 2020, by each person known by us to beneficially own more than 5% of the Shares. The calculations in the table below assume that there are 128,733,780 Shares outstanding. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, we have included Shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right, the conversion of any other security, and the issuance of Shares upon the vesting of RSUs. The Shares that a shareholder has the right to acquire within 60 days, however, are not included in the computation of the percentage ownership of any other person.

Class of securities		Ordinary shares beneficially owned
	Name and address of beneficial owner	Number	Percent
Ordinary shares	The Vanguard Group, Inc.(1)	11,802,282	9.2%
Ordinary shares	BlackRock, Inc.(2)	9,383,603	7.3%
Ordinary shares	The Goldman Sachs Group, Inc.(3)	9,412,857	7.3%

(1)

Based solely on information contained in a Schedule 13G/A of The Vanguard Group, Inc., an investment adviser, filed with the SEC on February 12, 2020, reflecting beneficial ownership as of December 31, 2019, with sole investment discretion with respect to 11,534,119 Shares, sole voting authority with respect to 264,559 Shares, shared investment discretion with respect to 268,163 Shares and shared voting authority with respect to 18,850 Shares. The address of The Vanguard Group, Inc. is 100 Vanguard Boulevard, Malvern, Pennsylvania 19355.

(2)

Based solely on information contained in a Schedule 13G/A of BlackRock, Inc., a parent holding company, filed with the SEC on February 6, 2020, reflecting beneficial ownership as of December 31, 2019, with sole investment discretion with respect to all such Shares, and sole voting authority with respect to 9,172,247 Shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, New York 10055.

(3)

Based solely on information contained in a Schedule 13G of The Goldman Sachs Group, Inc., a parent holding company, filed with the SEC on January 30, 2020, reflecting beneficial ownership as of December 31, 2019, with shared investment discretion and voting authority with respect to all such Shares. The Shares are owned, or may be deemed to be beneficially owned, by Goldman Sachs & Co. LLC (“Goldman Sachs”), a broker or dealer registered under Section 15 of the Exchange Act and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940. Goldman Sachs is a subsidiary of GS Group. The address of The Goldman Sachs Group, Inc. is 200 West Street, New York, NY 10282.

The table below sets forth certain information concerning the beneficial ownership of the Shares as of February 19, 2020, by each of our directors and NEOs and all of our current directors and executive officers as a group.

The calculations in the table below assume that there are 128,733,780 Shares outstanding. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. In computing the number of Shares beneficially owned by a person and the percentage ownership of that person, we have included Shares that the person has the right to acquire within 60 days, including through the exercise of any option, warrant or other right, the conversion of any other security, and the issuance of Shares upon the vesting of RSUs. The Shares that a shareholder has the right to acquire within 60 days, however, are not included in the computation of the percentage ownership of any other person.

Class of securities		Ordinary shares beneficially owned(1)
	Name and address of beneficial owner	Number	Percent
Ordinary shares	David D. Stevens	154,379	*
Ordinary shares	Gary D. Blackford	151,610	*
Ordinary shares	J. Patrick Mackin	12,757	*
Ordinary shares	John L. Miclot	130,771	*
Ordinary shares	Kevin C. O’Boyle	78,221	*
Ordinary shares	Amy S. Paul	135,220	*
Ordinary shares	Richard F. Wallman	186,225	*
Ordinary shares	Elizabeth H. Weatherman	60,321	*
Ordinary shares	Robert J. Palmisano	2,910,983	2.2%
Ordinary shares	Lance A. Berry	126,877	*
Ordinary shares	Kevin D. Cordell	88,148	*
Ordinary shares	James A. Lightman	47,525	*
Ordinary shares	Barry J. Regan	40,190	*
Ordinary shares	All directors and executive officers as a group (24 persons)	4,859,657	3.7%

*	Represents beneficial ownership of less than 1% of our Shares.
(1)

Includes for the persons listed below the following Shares subject to options held by that person that are currently exercisable or become exercisable within 60 days of February 19, 2020 and Shares issuable upon the vesting of RSU awards within 60 days of February 19, 2020:

Name	Options	RSU awards
David D. Stevens	68,938	—
Gary D. Blackford	81,823	—
J. Patrick Mackin	4,953	—
John L. Miclot	89,556	—
Kevin C. O’Boyle	65,831	—
Amy S. Paul	89,556	—
Richard F. Wallman	34,793	699
Elizabeth H. Weatherman	26,993	839
Robert J. Palmisano	2,170,812	—
Lance A. Berry	31,722	—
Kevin D. Cordell	46,800	—
James A. Lightman	8,757	—
Barry J. Regan	23,798	—
All directors and executive officers as a group (24 persons)	3,336,471	1,538

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers, and all persons who beneficially own more than 10% of our outstanding ordinary shares to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares. To our knowledge, based on the reports filed by the reporting persons with respect to the fiscal year ended December 29, 2019, and based on written representations by our directors and executive officers, all required Section 16 reports under the Exchange Act for our directors, executive officers, and beneficial owners of greater than 10% of our ordinary shares were filed on a timely basis during the fiscal year ended December 29, 2019, except that Tim Lanier filed one late report on Form 4 reporting the sale of shares.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The table below provides information regarding the number of Shares to be issued upon the exercise of outstanding stock options, RSU awards, and PSU awards granted under our equity compensation plans and the number of Shares remaining available for future issuance our equity compensation plans as of December 29, 2019.

EQUITY COMPENSATION PLAN INFORMATION

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	9,037,215	(1)(2)(3)	$23.98	(4)	6,949,340	(5)
Equity compensation plans not approved by security holders	—		—		—

Total	9,037,215	(1)(2)(3)	$23.98	(4)	6,949,340	(5)

(1)

Amount includes Share issuable upon the exercise of stock options granted under the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan, Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan and Tornier N.V. Amended and Restated Stock Option Plan, Shares issuable upon the vesting of RSU awards granted under the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan and Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan and PSU awards granted under the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan, Wright Medical Group N.V. 2017 Equity and Incentive Plan, assuming maximum PSU award payouts.

(2)

Excludes employee stock purchase rights under the Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan, which was approved by our shareholders on June 28, 2016. Under such plan, each eligible employee may purchase Shares at semi-annual intervals on June 30th and December 31st each calendar year at a purchase price per Share equal to 85% of the closing sales price per Share on the first or last trading day of the offering period, whichever is lower.

(3)

Excludes an aggregate of 1,891,240 Shares issuable upon the exercise of stock options granted under legacy Wright equity compensation plans and non-plan inducement option agreements assumed by us in connection with the Wright/Tornier merger. The weighted-average per Share exercise price of these assumed stock options as of December 29, 2019 was $22.38. No further grants or awards will be made under these assumed legacy Wright equity compensation plans and non-plan inducement option agreements.

(4)	Not included in the weighted-average exercise price calculation are 1,249,042 RSU awards and 787,296 PSU awards, assuming maximum PSU award payouts.
(5)

Amount includes 6,735,115 Shares remaining available for future issuance under the Wright Medical Group N.V. Amended and Restated 2017 Equity and Incentive Plan and 214,225 ordinary shares remaining available for future issuance under the Wright Medical Group N.V. Amended and Restated Employee Stock Purchase Plan, assuming maximum PSU award payouts. The Amended and Restated Employee Stock Purchase Plan was suspended as of December 31, 2019, which was the last day of the offering period that was in effect as of the date of the Purchase Agreement. No Shares remain available for grant under the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan, Tornier N.V. Amended and Restated Stock Option Plan or any of the legacy Wright equity compensation plans and arrangements since such plans and arrangements have been terminated with respect to future grants.

FUTURE SHAREHOLDER PROPOSALS

A date for the next general meeting after the Extraordinary General Meeting has not yet been scheduled. Depending on if and when the Offer and the other transactions completed by the Purchase Agreement are completed, Wright may not hold such next general meeting.

In accordance with Dutch law, a proposal of a shareholder intended to be presented at a general meeting must be received at our principal executive offices no later than the sixtieth day prior to that general meeting if the proposal is to be considered for inclusion in our proxy statement relating to such meeting.

WHERE YOU CAN FIND MORE INFORMATION

The SEC allows us to “incorporate by reference” information into this proxy statement, which means that we can disclose important information to you by referring you to other documents filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information in this proxy statement or incorporated by reference subsequent to the date of this proxy statement. This proxy statement incorporates by reference the documents set forth below that we have previously filed with the SEC (other than any portions of such documents that are furnished to, but not filed with, the SEC). These documents contain important information about us and our financial condition and are incorporated by reference into this proxy statement.

The following Wright filings with the SEC are incorporated by reference:

•	Wright’s Annual Report on Form 10-K for the fiscal year ended December 30, 2018, filed with the SEC on February 27, 2019;

•

Wright’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 29, 2019, filed with the SEC on May 8, 2019, August 8, 2019 and November 8, 2019, respectively; and

•	Wright’s Current Reports on Form 8-K filed with the SEC on January 31, 2019, February 5, 2019, February 8, 2019, June 28, 2019 and November 4, 2019.

We also incorporate by reference into this proxy statement additional documents that we may file with the SEC between the date of this proxy statement and the earlier of the date of the Extraordinary General Meeting or the termination of the Purchase Agreement (other than any portions of such documents that are furnished to, but not filed with, the SEC). These documents include periodic reports, such as Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as Current Reports on Form 8-K and proxy solicitation materials. The information provided on our website is not part of this proxy statement, and therefore is not incorporated by reference herein.

These SEC filings are also available to the public at www.sec.gov. In addition, shareholders may obtain free copies of the documents filed with the SEC by Wright through the Investor Relations section of our website, www.Wright.com.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Wright Medical Group N.V.

Attn: Corporate Secretary

Prins Bernhardplein 200

1097 JB Amsterdam

The Netherlands

(+31) 20 521-4777

If you would like to request documents from us, please do so by [●], 2020 to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt method, within one business day after we receive your request. Please note that all of our documents that we file with the SEC are also promptly available through the Investor Relations section of our website. The information included on our website is not incorporated by reference into this proxy statement. If you have any questions about this proxy statement, the Extraordinary General Meeting, the offering or the transactions or need assistance with voting procedures, you should contact our proxy solicitor:

Morrow Sodali LLC

470 West Avenue

Stamford, Connecticut 06902

Banks and Brokerage Firms Call: (203) 658-9400

Shareholders Call Toll Free: (800) 662-5200

Email: WMGI@investor.morrowsodali.com

MISCELLANEOUS

Wright has supplied all information relating to Wright, and Purchaser and Stryker have supplied, and Wright has not independently verified, all of the information relating to Purchaser and Stryker contained in the sections of this proxy statement captioned “Summary—Parties Involved in the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 1, “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Parties Involved in the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 48, and “The Offer and the Other Transactions Contemplated by the Purchase Agreement—Financing of the Offer and the Other Transactions Contemplated by the Purchase Agreement,” beginning on page 118.

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the transactions. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated [●], 2020. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to shareholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

This communication is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any Shares of Wright or any other securities nor is it a substitute for the tender offer materials filed by Stryker and Purchaser. Purchaser, a wholly-owned subsidiary of Stryker, and Stryker have filed a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, with the SEC and Wright has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC with respect to the tender offer. The offer to purchase all of the outstanding Shares of Wright is only being made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO, in each case as amended from time to time. THE TENDER OFFER MATERIALS (INCLUDING THE OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 CONTAIN IMPORTANT INFORMATION. WRIGHT SHAREHOLDERS ARE URGED TO READ THESE DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AS THEY CONTAIN IMPORTANT INFORMATION THAT SUCH HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES. The tender offer materials (including the offer to purchase and the related letter of transmittal and certain other tender offer documents), the solicitation/recommendation statement and this proxy statement and other documents filed with the SEC by Stryker or Wright, may be obtained free of charge at the SEC’s website at www.sec.gov or at Wright’s website at www.Wright.com or by contacting Wright’s investor relations department at julie.dewey@wright.com or at Stryker’s website at www.stryker.com or by contacting Stryker’s investor relations department at katherine.owen@stryker.com. In addition, investors and shareholders of Wright may obtain a free copies of the tender offer materials and the solicitation/recommendation statement by contacting Innisfree M&A Incorporated, the information agent for the tender offer, toll free at (888) 750-5834 (for shareholders) or collect at (212) 750-5833 (for banks and brokers).

ANNEX A

Execution Version

PURCHASE AGREEMENT

among

STRYKER CORPORATION,

STRYKER B.V.

and

WRIGHT MEDICAL GROUP N.V.

Dated as of November 4, 2019

A-i

A-ii

Page
Article VII GENERAL PROVISIONS

Section 7.1	Non-Survival of Representations, Warranties, Covenants and Agreements	A-74
Section 7.2	Notices	A-74
Section 7.3	Severability	A-75
Section 7.4	Assignment	A-75
Section 7.5	Entire Agreement; Third-Party Beneficiaries	A-76
Section 7.6	Governing Law	A-76
Section 7.7	Headings	A-76
Section 7.8	Counterparts	A-76
Section 7.9	Performance Guaranty	A-76
Section 7.10	Jurisdiction; Waiver of Jury Trial	A-76
Section 7.11	Service of Process	A-77
Section 7.12	Specific Performance	A-77
Section 7.13	Interpretation	A-77

Annexes
Annex I	Conditions to the Offer
Annex II(A)	Deed of Amendment for Price Determination
Annex II(B)	Amended Articles of Association of the Company after Conversion
Annex II(C)	Amended Articles of Association of the Company after Delisting
Annex II(D)	Financial Year Deed of Amendment
Annex III	Antitrust Laws

Exhibits
Exhibit A	Form of Asset Sale Agreement
Exhibit B	Form of Merger Agreement
Exhibit C	Form of Wave Luxembourg Articles of Association
Exhibit D	Form of Wave Bermuda Memorandum of Association
Exhibit E	Form of Wave Bermuda Bye-Laws
Exhibit F	Form of Merger Sub Memorandum of Association
Exhibit G	Form of Merger Sub Bye-Laws

A-iii

PURCHASE AGREEMENT

PURCHASE AGREEMENT, dated as of November 4, 2019 (this “Agreement”), among Stryker Corporation, a Michigan corporation (“Parent”), Stryker B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands and a direct or indirect wholly owned Subsidiary of Parent (“Buyer”), and Wright Medical Group N.V., a public limited liability company (naamloze vennootschap) organized under the Laws of the Netherlands (the “Company”).

WHEREAS, Parent and Buyer desire that Buyer acquire the Company on the terms and subject to the conditions set forth in this Agreement;

WHEREAS, the board of directors (bestuur) of the Company (the “Company Board”) has (i) determined that, on the terms and subject to the conditions set forth in this Agreement, this Agreement and the Signing Transactions are in the best interests of the Company and its shareholders, employees and other relevant stakeholders, (ii) approved the terms and conditions of this Agreement and the Signing Transactions, the execution and delivery of this Agreement, and the performance of the Company’s obligations under this Agreement and the consummation of the Signing Transactions, and (iii) resolved, on the terms and subject to the conditions set forth in this Agreement, to support the Offer, to recommend (A) acceptance of the Offer by the shareholders of the Company and (B) approval and adoption of the resolutions set forth in Section 2.4(a);

WHEREAS, the boards of directors of Parent and Buyer have determined that, on the terms and subject to the conditions set forth in this Agreement, this Agreement and the Transactions are in the best interests of Parent and Buyer, respectively, and have approved the execution and delivery of this Agreement and performance of Parent’s and Buyer’s obligations under this Agreement and the consummation of the Transactions;

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, Buyer shall commence a tender offer (as it may be amended from time to time as permitted by this Agreement, the “Offer”) to purchase any (subject to the Minimum Tender Condition) and all of the outstanding ordinary shares, par value €0.03 per share, of the Company (collectively, the “Shares”) in exchange for $30.75 per Share, in cash, without interest (such amount or any higher amount per Share paid pursuant to the Offer in accordance with this Agreement, the “Offer Consideration”); and

WHEREAS, Parent, Buyer and the Company desire to make certain representations, warranties, covenants and agreements in connection with this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged and accepted, and intending to be legally bound hereby, Parent, Buyer and the Company hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. For purposes of this Agreement the term:

“2020 Call Spread” means (i) the Bond Hedge Confirmations and related Side Letters, dated February 9, 2015 and February 10, 2015, as amended by the Partial Termination Confirmations, dated June 13, 2016, among the Company, WMGI and the 2020 Dealers and as further amended by the Call Spread Unwind Agreements, dated as of June 21, 2018, January 30, 2019 and January 31, 2019 among the Company, WMGI and the 2020 Dealers and (ii) the 2020 Warrants.

“2020 Dealers” means Deutsche Bank AG, London Branch; JPMorgan Chase Bank, National Association; and Wells Fargo Bank, National Association.

“2020 Indenture” means the Indenture, dated February 13, 2015, between WMGI and the Trustee, as supplemented by the Supplemental Indenture, dated November 24, 2015, among WMGI, the Company and the Trustee.

“2020 Notes” means WMGI’s 2.00% Cash Convertible Senior Notes due 2020, issued pursuant to the 2020 Indenture.

“2020 Warrants” means the Warrant Confirmations and related Side Letters, dated February 9, 2015 and February 10, 2015, between WMGI and the 2020 Dealers, (i) as amended by the Amendments to the Warrant Confirmations and related Side Letters, dated as of November 24, 2015, between the Company and the 2020 Dealers, (ii) as amended by the Partial Termination Confirmations, dated June 13, 2016, among the Company, WMGI and the 2020 Dealers and (iii) as further amended by the Call Spread Unwind Agreements, dated as of June 21, 2018, January 30, 2019 and January 31, 2019 among the Company, WMGI and the 2020 Dealers.

“2021 Call Spread” means (i) the Bond Hedge Confirmations and related Side Letters, dated May 12, 2016, between the Company and the 2021 Dealers and (ii) the 2021 Warrants.

“2021 Dealers” means JPMorgan Chase Bank, National Association and Bank of America, N.A.

“2021 Indenture” means the Indenture, dated May 20, 2016, between the Company and the Trustee.

“2021 Notes” means the Company’s 2.25% Cash Convertible Senior Note due 2021, issued pursuant to the 2021 Indenture.

“2021 Warrants” means the Warrant Confirmations, dated May 12, 2016, between the Company and the 2021 Dealers.

“2023 Call Spread” means (i) the Bond Hedge Confirmations and related Side Letters, dated June 20, 2018, January 30, 2019, and January 31, 2019 between WMGI, the Company and the 2023 Dealers and (ii) the 2023 Warrants.

“2023 Dealers” means JPMorgan Chase Bank, National Association, Bank of America, N.A. and Deutsche Bank AG, London Branch.

“2023 Indenture” means the Indenture, dated June 28, 2018, among WMGI, the Company and the Trustee.

“2023 Notes” means WMGI’s 1.625% Cash Exchangeable Senior Note due 2023, issued pursuant to the 2023 Indenture.

“2023 Warrants” means the Warrant Confirmations, dated June 20, 2018, January 30, 2019, and January 31, 2019 between the Company and the 2023 Dealers.

“Acceptance Time” has the meaning set forth in Section 2.1(b).

“Acquisition Proposal” means any offer or proposal (whether or not in writing) made or renewed by a Person or group (other than Parent or Buyer ) at any time after the date of this Agreement relating to, or that would reasonably be likely to lead to, any Person or group acquiring, directly or indirectly, beneficial ownership of fifteen percent (15%) or more of any class of equity or voting securities of the Company (or of any resulting parent company of the Company) or assets representing fifteen percent (15%) or more of the consolidated revenues, net income or total assets of the Company and its Subsidiaries, pursuant to a merger, consolidation, joint-venture, recapitalization, dissolution, liquidation or other business combination, sale of share capital, sale, license or other transfer or disposition of assets, tender offer or exchange offer, or similar transaction, including any single or multi-step transaction or series of related transactions, in each case, other than the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution and the Mergers.

“Action” means any pending or threatened claim, controversy, charge, cause of action, complaint, demand, subpoena, prosecution, audit, examination, mediation, notice, action, suit, litigation, arbitration, inquiry, investigation or other legal administrative, arbitral or similar proceeding.

“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person. For the purposes of this definition, “controlling,” “controlled” and “control” mean the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities or partnership or other interests, contract or otherwise.

“Agreement” has the meaning set forth in the Preamble.

“AKS” has the meaning set forth in Section 3.20(m).

“Alternative Acquisition Agreement” has the meaning set forth in Section 5.3(d).

“Antitrust Laws” has the meaning set forth in Section 5.6(b).

“Anti-Corruption Laws” has the meaning set forth in Section 3.20(g).

“Anti-Takeover Measure” has the meaning set forth in Section 3.23.

“Asset Sale” has the meaning set forth in Section 2.4(a)(ii).

“Asset Sale Agreement” means the agreement between Buyer or one of its Affiliates and the Company substantially in the form set forth in Exhibit A attached hereto, with such changes as may be agreed by Buyer or its Affiliate party thereto and the Company.

“Asset Sale Documentation” has the meaning set forth in Section 2.7(b).

“Asset Sale Resolutions” means the resolutions described in Section 2.4(a)(ii) and Section 2.4(a)(iii).

“Beneficial Owner” with respect to any Shares has the meaning ascribed to such term under Rule 13d-3 under the Exchange Act (and the terms “beneficially owns” and “owns beneficially” have a corresponding meaning).

“Beneficial Ownership Regulation” means 31 C.F.R. § 1010.230.

“Business Day” means a day, other than Saturday, Sunday or other day on which commercial banks in Amsterdam, The Netherlands or New York, New York, United States are authorized or required by applicable Law to close.

“Buyer” has the meaning set forth in the Preamble.

“Buyer Directors” has the meaning set forth in Section 2.5(a).

“Buyer Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence, or other matter that has a material adverse effect on the ability of Parent or Buyer to perform its obligations under this Agreement or to consummate the Transactions or on the consummation of, whether by prevention or material delay, any of the Transactions.

“Buyer Plan” has the meaning set forth in Section 5.4(c).

“Buyer Shares” has the meaning set forth in Section 2.7(a)(vi).

“Change of Board Recommendation” means (a) the withdrawal or modification or qualification of the Company Board Recommendation or any public proposal to withdraw, modify or qualify the Company Board Recommendation, (b) the approval, authorization or recommendation by the Company Board or any committee thereof of any Acquisition Proposal or any public proposal by the Company Board or any committee thereof to approve, authorize or recommend any Acquisition Proposal, (c) the failure to include the Company Board Recommendation in the Schedule 14D-9 or in the Proxy Statement when disseminated to the holders of Shares, (d) the failure by the Company, within ten (10) Business Days of the public announcement of the commencement of a tender or exchange offer for Shares that constitutes an Acquisition Proposal (whether or not a Superior Proposal) by a Person other than Parent or any of its Subsidiaries, to file a Schedule 14D-9 pursuant to Rule 14e-2 and Rule 14d-9 promulgated under the Exchange Act recommending that the holders of the Shares reject such Acquisition Proposal and not tender any Shares into such tender or exchange offer, or (e) the failure by the Company Board to publicly reaffirm the Company Board Recommendation within ten (10) Business Days after receiving a written request from Parent to provide such public reaffirmation following public disclosure of an Acquisition Proposal (or, if earlier (but still, after a written request delivered by Parent to the Company at least forty-eight (48) hours prior to the then-scheduled Expiration Time, or the EGM or any Subsequent EGM, as applicable), prior to the then-scheduled Expiration Time, or the EGM or any Subsequent EGM, as applicable); provided, that, Parent may deliver only one (1) such request with respect to any Acquisition Proposal subject to this clause (e) (it being understood that any change to the financial terms or any other material terms of any such Acquisition Proposal, shall constitute a new Acquisition Proposal for this purpose).

“Closing” has the meaning set forth in Section 2.1(b).

“Closing Date” has the meaning set forth in Section 2.1(b).

“Code” has the meaning set forth in Section 2.10.

“Company” has the meaning set forth in the Preamble.

“Company 401(k) Plan” has the meaning set forth in Section 5.4(d).

“Company Balance Sheet Date” means December 30, 2018.

“Company Board” has the meaning set forth in the Recitals.

“Company Board Recommendation” has the meaning set forth in Section 3.2(b).

“Company Disclosure Documents” has the meaning set forth in Section 3.22.

“Company Disclosure Letter” has the meaning set forth in Article III.

“Company Equity Awards” has the meaning set forth in Section 2.3(a).

“Company Equity Plans” means the Wright Medical Group N.V. 2017 Equity and Incentive Plan, the Wright Medical Group N.V. Amended and Restated 2010 Incentive Plan, the Tornier N.V. Amended and Restated 2010 Incentive Plan, the Tornier N.V. Amended and Restated Stock Option Plan, the Wright Medical Group, Inc. Second Amended and Restated 2009 Equity Incentive Plan and the Inducement Stock Option Grant Agreement dated as of September 17, 2011 between Wright Medical Group, Inc. and Robert J. Palmisano.

“Company ESPP” has the meaning set forth in Section 2.3(a).

“Company ESPP Purchase Rights” means rights to acquire the Shares under the Company ESPP.

“Company Exclusively In-Licensed IP” means all Intellectual Property that is exclusively licensed to the Company or any of its Subsidiaries, whether registered or unregistered.

“Company Leased Real Property” has the meaning set forth in Section 3.11(b).

“Company Material Adverse Effect” means any change, effect, event, inaccuracy, occurrence or other matter that, individually or in the aggregate, (1) prevents or materially delays the Company from consummating the Transactions or performing its obligations under this Agreement or (2) has a material adverse effect on the business, condition (financial or otherwise), assets, operations, or results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that in the case of clause (2), any changes, effects, events, inaccuracies, occurrences, or other matters resulting from any of the following will be disregarded in determining whether a Company Material Adverse Effect has occurred: (a) matters generally affecting the U.S. or foreign economies, financial or securities markets, or matters generally affecting the political, legislative, or regulatory conditions in the industry in which the Company and its Subsidiaries operate, except to the extent such matters have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries operate; (b) the announcement or pendency of this Agreement or the Transactions; (c) any change in the market price or trading volume of the Shares; provided, that, this exception will not preclude a determination that a matter underlying such change has resulted in a Company Material Adverse Effect; (d) acts of war or terrorism (or the escalation of the foregoing) or natural disasters, national emergencies, or other similar force majeure events, except to the extent such matters have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries operate; (e) changes in GAAP, Laws, regulations, or accounting principles, or interpretations thereof, except to the extent such changes have a disproportionate adverse effect on the Company and its Subsidiaries, taken as a whole, relative to the impact on other companies in the industry in which the Company and its Subsidiaries operate; (f) any action taken by the Company expressly required to be taken by the terms of this Agreement (it being understood and agreed that actions taken by the Company or its Subsidiaries pursuant to its obligations under Section 5.1 to conduct its business shall not be excluded in determining whether a Company Material Adverse Effect has occurred); (g) any action taken by the Company at the express written request of Parent or Buyer after the date of this Agreement; or (h) any failure by the Company to meet any internal or analyst projections or forecasts or estimates of revenues, earnings, or other financial metrics for any period; provided, that, this exception will not preclude a determination that a matter underlying such failure has resulted in a Company Material Adverse Effect.

“Company Material Contract” has the meaning set forth in Section 3.13(a).

“Company Option Grant Date” means a grant of Company Stock Options duly authorized no later than the date on which the grant of such Company Stock Option was by its terms to be effective.

“Company Organizational Documents” means the articles of association (statuten), or equivalent organizational documents, of the Company as amended and in effect on the date of this Agreement.

“Company Owned Real Property” has the meaning set forth in Section 3.11(c).

“Company Permits” has the meaning set forth in Section 3.20(a).

“Company Plan” means any Plan that the Company or any of its Subsidiaries sponsors, maintains, contributes to, is obligated to sponsor, maintain or contribute to, in each case, for the benefit of any current or former employee, officer, independent contractor or director of the Company or any of its Subsidiaries and with respect to which the Company or any of its Subsidiaries could have any Liability; provided, however, that Company Plan will not include any Plan (including any Non-U.S. Plan) that is maintained for the benefit of current or former employees, officers, independent contractors or directors of the Company or any of its

Subsidiaries who are primarily located in a jurisdiction other than the U.S. if the benefits provided thereunder are required to be provided by statute and do not exceed the level of benefits required to be so provided. For clarity, “Company Plans” includes “Company Equity Plans.”

“Company PSU” has the meaning set forth in Section 2.3(a).

“Company Real Property” has the meaning set forth in Section 3.11(c).

“Company Registered Intellectual Property” has the meaning set forth in Section 3.14(a).

“Company RSU” has the meaning set forth in Section 2.3(a).

“Company SEC Documents” has the meaning set forth in Section 3.7(a).

“Company Stock Option” has the meaning set forth in Section 2.3(a).

“Compensation Action” has the meaning set forth in Section 5.8.

“Compulsory Acquisition” means the compulsory acquisition of Shares from each Minority Shareholder in accordance with Section 2:92a or, if applicable, Section 2:201a of the DCC.

“Confidentiality Agreement” has the meaning set forth in Section 5.2(b).

“Consent” has the meaning set forth in Section 3.6.

“Contract” means any written, oral or other agreement, contract, subcontract, lease, sub-lease, occupancy agreement, binding understanding, obligation, promise, instrument, indenture, mortgage, note, option, warranty, purchase order, license, commitment or undertaking of any nature, which, in each case, is legally binding upon a party or on any of its Affiliates.

“Convertible Notes” means, collectively, each of the 2020 Notes, the 2021 Notes and the 2023 Notes.

“Copyrights” means all works of authorship (whether or not copyrightable) and all copyrights (whether or not registered), including all registrations thereof and applications therefor, and all renewals, extensions, restorations and reversions of the foregoing.

“Credit Agreement” means the Amended and Restated Credit, Security and Guaranty Agreement, dated as of May 7, 2018 among the Company, WMGI, certain other direct and indirect subsidiaries listed on the signature pages thereto, MidCap Funding Trust IV Trust and the financial institutions or other entities parties thereto, as amended and in effect on the date of this Agreement.

“Current Employees” has the meaning set forth in Section 5.4(a).

“DCC” means the Dutch Civil Code (Burgerlijk Wetboek).

“Demerger” has the meaning set forth in Section 2.4(a)(viii).

“Demerger Resolutions” means the resolutions described in Section 2.4(a)(viii).

“Determination Notice” means any notice delivered by the Company to Parent pursuant to Section 5.3(e)(i)(C) or Section 5.3(e)(ii)(B).

“Dutch Merger Publication” has the meaning set forth in Section 2.4(d).

“EGM” has the meaning set forth in Section 2.4(a).

“EGM Materials” has the meaning set forth in Section 2.4(b).

“Enforceability Exceptions” means (i) any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar applicable Laws of general applicability, now or hereafter in effect, affecting or relating to creditors’ rights and remedies generally and (ii) the remedies of specific performance and injunctive and other forms of equitable relief that may be subject to equitable defense, whether considered in a proceeding at Law or in equity.

“Environmental Laws” means all Laws concerning Hazardous Substances, pollution or protection of the environment or human health (in regards to exposure to Hazardous Substances), as such of the foregoing are promulgated and in effect on or prior to the Closing Date.

“ERISA” has the meaning set forth in Section 3.17(c).

“ERISA Affiliate” means any trade or business (whether or not incorporated) which is, or has at any relevant time been, under common control, or treated as a single employer, with the Company, Parent or any of their respective Subsidiaries, as applicable, under Sections 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934.

“Expiration Time” has the meaning set forth in Section 2.1(d).

“FCPA” has the meaning set forth in Section 3.20(g).

“FDA” has the meaning set forth in Section 3.20(a).

“FDCA” has the meaning set forth in Section 3.20(a).

“Federal Health Care Program” has the meaning set forth in 42 U.S.C. 1320a-7b(f).

“Finance Leases” means all obligations for finance leases (determined in accordance with GAAP).

“Financing Parties” means, in its capacity as such, any agent, arranger, lender, underwriter (including in a debt or equity offering (whether public or private)), purchaser, noteholder or other debt financing source providing a commitment to provide or arrange all or part of any public or private debt financing or any public or private equity offering (including any offering of derivative securities or other securities exchangeable for, or convertible into, equity securities) pursuant to any commitment letter, engagement letter or any definitive financing documents in connection with this Agreement and the transactions contemplated by this Agreement.

“First-Step Merger” means the merger of the Company with and into Wave Luxembourg as contemplated by the Merger Documentation, with, subject to the terms and conditions of the Merger Documentation, (i) Wave Luxembourg surviving such merger and (ii) each Share outstanding immediately prior to the consummation thereof being exchanged against into one (1) duly authorized, validly issued and fully paid share of Wave Luxembourg.

“GAAP” means U.S. generally accepted accounting principles as in effect from time to time.

“GDPR” means the General Data Protection Regulation (EU) 2016/679.

“Good Clinical Practices” means the FDA’s standards for the design, conduct, performance, monitoring, auditing, recording, analysis, and reporting of clinical trials contained in 21 C.F.R. Parts 50, 54, 56 and 812.

“Good Laboratory Practices” means the FDA’s standards for conducting non-clinical laboratory studies contained in 21 C.F.R. Part 58.

“Governance Resolutions” has the meaning set forth in Section 2.4(a)(ix).

“Governmental Body” means any federal, state, provincial, local, municipal, foreign or other governmental authority, including, any judicial, administrative or arbitral body, applicable securities exchange, or any department, minister, agency, commission, commissioner, board, subdivision, bureau, agency, instrumentality, court or other tribunal of any of the foregoing.

“Hazardous Substance” means (a) any petroleum products or byproducts, radioactive materials, friable asbestos or other similarly hazardous substances or (b) any waste, material or substance that is defined or regulated as a “hazardous substance,” “hazardous material,” “hazardous waste,” “pollutant,” “contaminant” or terms of similar import under any Environmental Law or that can otherwise give rise to liability under any Environmental Law.

“Healthcare Laws” means, to the extent related to the conduct of Parent’s business or the Company’s business, as applicable, (a) the FDCA, and the regulations promulgated thereunder, (b) all federal and state fraud and abuse Laws, including, the federal Anti-Kickback Statute (42 U.S.C. § 1320a-7b(b)), the Stark Law (42 U.S.C. § 1395nn), the civil False Claims Act (31 U.S.C. § 3729 et seq.), Sections 1320a-7 and 1320a-7a of Title 42 of the United States Code and the regulations promulgated pursuant to such statutes, (c) the administrative simplification provisions of the Health Insurance Portability and Accountability Act of 1996 (18 U.S.C. §§669, 1035, 1347 and 1518; 42 U.S.C. §1320d et seq.) and the regulations promulgated thereunder, (d) Titles XVIII (42 U.S.C. §1395 et seq.) and XIX (42 U.S.C. §1396 et seq.) of the Social Security Act and the regulations promulgated thereunder, (e) the Medicare Prescription Drug, Improvement, and Modernization Act of 2003 (42 U.S.C. §1395w-101 et seq.) and the regulations promulgated thereunder, (f) the so-called federal “Sunshine Law” or Open Payments (42 U.S.C. § 1320a-7h) and state or local Laws regulating or requiring reporting of interactions between medical device manufacturers and members of the healthcare industry and regulations promulgated thereunder and (g) Laws governing government pricing or price reporting programs and regulations promulgated thereunder, including the Medicaid Drug Rebate Program (42 U.S.C. § 1396r-8) and any state supplemental rebate program, the Public Health Service Act (42 U.S.C. § 256b), the VA Federal Supply Schedule (38 U.S.C. § 8126) or any state pharmaceutical assistance program or U.S. Department of Veterans Affairs agreement, and any successor government programs.

“Hedging Documentation” means, collectively, the 2020 Call Spread, 2021 Call Spread and 2023 Call Spread.

“HIPAA” means collectively: (a) the Health Insurance Portability and Accountability Act of 1996 (Pub. L. No. 104-191), including, but not limited, to its implementing rules and regulations with respect to privacy, security of health information, and transactions and code sets; (b) the Health Information Technology for Economic and Clinical Health Act (Title XIII of the American Recovery and Reinvestment Act of 2009); and (c) the Omnibus Rule effective March 26, 2013 (78 Fed. Reg. 5566), and other implementing rules and regulations at 45 CFR Parts 160 and 164 and related binding guidance from the United States Department of Health and Human Services.

“HSR Act” has the meaning set forth in Section 3.6.

“Incidental License” means (i) permitted use right to confidential information in a nondisclosure agreement; (ii) license, assignment or waiver of rights with any current or former employee or contractor of the Company or any of its Subsidiaries for the benefit of the Company or its Subsidiaries; (iii) rights granted under any standard form terms of use for any website of the Company or any of its Subsidiaries; (iv) a sales or marketing or similar Contract that includes a license to use the Trademarks of the Company or any of its Subsidiaries for the purposes of promoting any Products; (v) a vendor Contract that includes permission for the vendor to identify the Company or any of its Subsidiaries as a customer of the vendor; or (vi) a Contract to purchase or lease equipment, such as a photocopier, computer, or mobile phone that also contains a license of Intellectual Property.

“Indebtedness” means, with respect to any Person, without duplication: (a) the principal, accreted value, accrued and unpaid interest, fees and prepayment premiums or penalties, unpaid fees or expenses and other monetary obligations in respect of (i) indebtedness of such Person for borrowed money, whether current, short term or long term and whether secured or unsecured and (ii) indebtedness evidenced by notes, debentures, bonds, or other similar securities or instruments for the payment of which such Person is liable, (b) all obligations of such Person issued or assumed as the deferred purchase price of property or services (other than trade payables or accruals incurred in the ordinary course of business), (c) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker’s acceptance, surety bonds or similar credit transaction, (d) all obligations of such Person under Finance Leases; (e) any liabilities or obligations with respect to interest rate swaps, collars, caps and similar hedging obligations, (f) all obligations of the type referred to in sub-clauses (a) through (e) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations and (g) all obligations of the type referred to in clauses (a) though (f) of other Persons secured by (or for which the holder of such obligations has a right, contingent or otherwise, to be secured by) any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

“Indemnified Party” has the meaning set forth in Section 5.5(a).

“Indentures” means, collectively, each of the 2020 Indenture, the 2021 Indenture and the 2023 Indenture.

“Independent Directors” has the meaning set forth in Section 2.5(a).

“Initial Expiration Time” has the meaning set forth in Section 2.1(d).

“Intellectual Property” means all intellectual property rights and industrial property rights of every kind and description in any jurisdiction worldwide, including rights in and to the following, in any jurisdiction worldwide: (i) Trademarks; (ii) Patents; (iii) Trade Secrets; (iv) Copyrights; and (v) Software.

“Intentional Breach” has the meaning set forth in Section 6.5(a).

“Intervening Event” means a material change, effect, event, circumstance, occurrence, or other matter that was not known to the Company Board or any committee thereof on the date of this Agreement (or if known, the consequences of which were not known to the Company Board or any committee thereof as of the date of this Agreement), which change, effect, event, circumstance, occurrence, or other matter, or any consequence thereof, becomes known to the Company Board or any committee thereof prior to the Acceptance Time; provided, however, that in no event will any Acquisition Proposal or any inquiry, offer, or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal constitute an Intervening Event.

“IP Contracts” means all Contracts under which (i) the Company or any of its Subsidiaries, as applicable, has obtained from or granted to any third party (or agrees to obtain from or grant to any third party) any license, covenant not to sue, co-existence agreement, settlement agreement or other right, title or interest in or (ii) the Company or any of its Subsidiaries, as applicable, is expressly restricted from using, in each case (i) and (ii) of this definition, any Intellectual Property that is material to the continued operation of the business of the Company or any of its Subsidiaries, as applicable, as of the date of this Agreement, except for (A) Contracts for Off-the-Shelf Software, (B) Contracts for open source software, (C) any Incidental License and (D) non-exclusive licenses granted to customers of the Company or any of its Subsidiaries in the ordinary course of business pursuant to the Company’s or its Subsidiaries’ standard customer contracts (copies of the forms of which have been provided to Parent).

“Key Employee” means any vice president or more senior employee of the Company or its Subsidiaries.

“Knowledge” of Parent or the Company, as applicable, means the actual knowledge of the respective individuals listed on the Company Disclosure Letter.

“Law” means any supranational, foreign or U.S. federal, state or local law (including common law), treaty, statute, code, order, ordinance, Permit, rule, regulation, or other requirement issued, enacted, adopted, promulgated, implemented or otherwise put into effect by or under the authority of any Governmental Body, and, for the sake of clarity, includes, but is not limited to, Healthcare Laws and Environmental Laws.

“Lease” has the meaning set forth in Section 3.11(b).

“Liability” means, with respect to any Person, any liability or obligation of that Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, asserted or unasserted, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of that Person in accordance with GAAP.

“Lien” means any lien, mortgage, security interest, pledge, encumbrance, deed of trust, security interest, claim, lease, charge, option, preemptive right, subscription right, easement, servitude, proxy, voting trust or agreement, transfer restriction under any shareholder or similar agreement or restriction.

“Liquidation” has the meaning set forth in Section 2.5(b).

“Liquidator” has the meaning set forth in Section 2.4(a)(iii).

“Measurement Date” has the meaning set forth in Section 3.3(a).

“Merger Agreement” means the agreement substantially in the form set forth in Exhibit B attached hereto, with such changes as may be reasonably agreed by Parent and the Company.

“Merger Documentation” has the meaning set forth in Section 5.10(a)(iii).

“Merger Resolutions” means the resolutions described in Section 2.4(a)(iv).

“Merger Sub” has the meaning set forth in Section 5.10(b)(i).

“Mergers” means, collectively, the First-Step Merger, the Second-Step Merger and the Third-Step Merger.

“Minimum Tender Condition” has the meaning set forth in Annex I, Paragraph 1(a).

“Minority Exit Offering Period” has the meaning set forth in Section 2.1(f).

“Minority Shareholders” means holders of Shares that were not tendered pursuant to the Offer or, if applicable, in the Subsequent Offering Period (as it may be extended by the Minority Exit Offering Period).

“Nasdaq” means The Nasdaq Stock Market LLC.

“Non-U.S. Plan” means a Plan that is subject to the Laws of a jurisdiction other than the U.S. (whether or not U.S. Law also applies).

“Notice Period” means the period beginning at 5:00 p.m. Eastern Time on the day of delivery by the Company to Parent of a Determination Notice (even if such Determination Notice is delivered after 5:00 p.m.

Eastern Time) and ending on the fourth (4th) Business Day thereafter at 5:00 p.m. Eastern Time; provided that with respect to any change in the financial terms or any other material terms of an Acquisition Proposal, the Company shall, in each case, deliver to Parent an additional Determination Notice and such additional Notice Period will begin at 5:00 p.m. Eastern Time on the day of delivery by the Company to Parent of a Determination Notice (even if such Determination Notice is delivered after 5:00 p.m. Eastern Time) and end on the second (2nd) Business Day thereafter at 5:00 p.m. Eastern Time and the Company shall be required to comply with the requirements of Section 5.3(e) with respect to each such additional Determination Notice.

“OECD Convention” has the meaning set forth in Section 3.20(g).

“OFAC” shall mean the Office of Foreign Assets Control of the U.S. Department of the Treasury.

“Off-the-Shelf Software” means software, other than open source software, obtained from a third party (a) on general commercial terms and that continues to be widely available on such commercial terms and (b) was licensed for fixed payments of less than $250,000 in the aggregate or annual payments of less than $250,000 per year.

“Offer” has the meaning set forth in the Recitals.

“Offer Commencement Date” has the meaning set forth in Section 2.1(a).

“Offer Conditions” has the meaning set forth in Section 2.1(a).

“Offer Consideration” has the meaning set forth in Recitals.

“Offer Commencement Date” has the meaning set forth in Section 2.1(a).

“Offer Documents” has the meaning set forth in Section 2.1(h).

“Open Source Code” means any Software that is distributed under “open source” or “free software” terms or that is distributed under a license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), the GPL, LGPL, Mozilla License, Apache License, Common Public License, BSD license or similar terms, including any Software distributed with any license term or condition that requires or conditions the use or distribution of such Software on the disclosure, licensing or distribution of any source code for any portion of such Software or any derivative work of such Software.

“Open Source License” means the licensing and other related terms and conditions pertaining to any Open Source Code.

“Outside Date” has the meaning set forth in Section 6.2(b).

“Owned Intellectual Property” means all Intellectual Property that is owned or purported to be owned by the Company or any of its Subsidiaries, as applicable.

“Parent” has the meaning set forth in the Preamble.

“Patents” means issued patents (including issued utility and design patents), utility models, registered community designs, registered industrial designs, certificates of invention, any pending applications for any of the foregoing, and invention disclosures and records of invention, including any divisionals, provisionals, revisions, supplementary protection certificates, continuations, continuations-in-part, reissues, re-examinations, substitutions, extensions and renewals of any of the foregoing.

“Permits” means all approvals, authorizations, clearances, certificates, consents, licenses, orders and permits and other similar authorizations of all Governmental Bodies and all other Persons.

“Permitted Liens” means (a) statutory Liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP, (b) mechanics’, carriers’, workers’, repairers’, contractors’, subcontractors’, suppliers’ and similar statutory Liens arising or incurred in the ordinary course of business in respect of the construction, maintenance, repair or operation of assets for amounts that are not delinquent or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves are established in the financial statements in accordance with GAAP or that do not, individually or in the aggregate, materially impair the occupancy, marketability or use of such property for the purposes for which it is currently used or proposed to be used in connection with the Company’s business, (c) zoning, entitlement, building and other land use regulations imposed by governmental agencies having jurisdiction over the Company Leased Real Property which are not violated by the current use and operation of the Company Leased Real Property, (d) covenants, conditions, restrictions, easements and other similar matters of record affecting title to the Company Leased Real Property that do not materially impair the occupancy, marketability or use of such leased real property for the purposes for which it is currently used or proposed to be used in connection with the Company’s business, (e) Liens arising under workers’ compensation, unemployment insurance and social security, (f) purchase money liens and liens securing rental payments under Finance Leases and (g) those matters identified in the Permitted Liens Section of the Company Disclosure Letter, as applicable.

“Person” means an individual, a partnership, a corporation, a limited liability company, an unlimited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, any other entity, a Governmental Body or any department, agency or political subdivision thereof.

“Personal Information” means data or information that (i) identifies, relates to, describes, is capable of being associated with or could reasonably be linked, directly or indirectly, with a particular individual or household or (ii) is otherwise defined as “personal data” pursuant to the GDPR.

“Plan” means an “employee benefit plan” within the meaning of Section 3(3) of ERISA and any other compensation and benefit plan, policy, program, arrangement, or agreement, whether written or unwritten, funded or unfunded, subject to ERISA or not and covering one or more current or former officer, director, employee or independent contractor, including any stock purchase, stock option, restricted stock, other equity or equity-based, phantom equity, severance, separation, retention, employment, consulting, change in control, bonus, incentive, deferred compensation, pension, retirement, supplemental retirement, employee loan, health, dental, vision, workers’ compensation, collective bargaining, disability, life insurance, death benefit, health, welfare, vacation, paid time off, leave of absence, fringe or other benefit plan, policy, program, arrangement, or agreement.

“Post-Offer Reorganization” has the meaning set forth in Section 2.7(a).

“Pre-Closing Period” has the meaning set forth in Section 5.1(a).

“Privacy Obligations” mean (i) applicable foreign or domestic Laws relating to privacy or data security of Personal Information, including HIPAA, GDPR and the California Consumer Privacy Act of 2018 (AB-375) and (ii) any contractual obligations or written policies or terms of use of the Company or any of its Subsidiaries that are related to privacy, data protection or the Processing of Personal Information, in each case as and to the extent applicable to the operation of the businesses of the Company or any of its Subsidiaries or to information regarding any of the employees or other personnel of the Company or any of its Subsidiaries.

“Processing” has the meaning ascribed to it in the GDPR.

“Products” means (i) any product or service that the Company or any of its Subsidiaries is manufacturing, distributing, supporting, marketing or selling and (ii) any product or service currently under preclinical or clinical development by the Company or any of its Subsidiaries.

“Prohibited Payment” has the meaning set forth in Section 3.20(g).

“Proxy Statement” has the meaning set forth in Section 2.4(b).

“Remedy” has the meaning set forth in Section 5.6(b).

“Reorganization Threshold” has the meaning set forth in Section 2.4(a)(ii).

“Representative” means the officers, employees, accountants, consultants, legal counsel, financial advisors and agents and other representatives of a Person.

“Repurchase Transaction” has the meaning set forth in Section 5.9(d).

“Sanctioned Country” shall mean, at any time, a country or territory which is itself the subject or target of comprehensive Sanctions (at the time of this Agreement, Crimea, Cuba, Iran, North Korea and Syria).

“Sanctioned Person” shall mean any Person that is the subject of Sanctions, including (i) any Person listed in any Sanctions-related list maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, Switzerland or any European Union member state, (ii) any Person located, organized, resident in or national of a Sanctioned Country or (iii) any Person 50% or more owned, directly or indirectly, or otherwise controlled by any such Person or Persons described in the foregoing clauses (i) and (ii).

“Sanctions” shall mean economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by the U.S. government through OFAC or the U.S. Department of State, the United Nations Security Council, the European Union or any European Union member state, Her Majesty’s Treasury of the United Kingdom or Switzerland.

“Sarbanes-Oxley” has the meaning set forth in Section 3.10(d).

“Schedule 14D-9” has the meaning set forth in Section 2.2(b).

“Schedule TO” has the meaning set forth in Section 2.1(h).

“SEC” means the Securities and Exchange Commission.

“Second Step Distribution” means the distribution of the proceeds of the Asset Sale by means of a liquidation distribution (which may be an advance liquidation distribution, and which may be made in one or more installments) to the shareholders of the Company such that each holder of Shares that were not validly tendered pursuant to the Offer (including, if applicable, during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) shall receive cash in an amount equal to the Offer Consideration multiplied by the number of Shares then held by such holder (without interest and less any applicable withholding Taxes).

“Second-Step Merger” means the merger of Wave Luxembourg with and into Wave Bermuda as contemplated by the Merger Documentation, with, subject to the terms and conditions of the Merger Documentation, (i) Wave Bermuda surviving such merger and (ii) each Wave Luxembourg share outstanding immediately prior to the consummation thereof being converted automatically into one (1) duly authorized, validly issued, fully paid and non-assessable common share of Wave Bermuda.

“Securities Act” shall mean the Securities Act of 1933.

“Shareholder Litigation” has the meaning set forth in Section 5.14.

“Shares” has the meaning set forth in the Recitals.

“Signing Transactions” means the Transactions, excluding (i) each transaction that requires the approval of the Independent Directors pursuant to Section 2.5(f) and (ii) the transactions referred to under Section 2.7(a)(vi) through Section 2.7(a)(xvii).

“Software” means any and all (i) computer programs, including any and all software implementations of algorithms, models and methodologies, whether in source code or object code, (ii) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise, including program files, data files, computer-related data, field and data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, sub-routines, algorithms, program architecture, design concepts, system designs, program structure, sequence and organization, screen displays and report layouts, (iii) descriptions, flow charts and other work product used to design, plan, organize and develop any of the foregoing, screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons and (iv) all documentation including user manuals and other training documentation related to any of the foregoing, and any improvements, updates, upgrades or derivative works of any of the foregoing.

“Subsequent EGM” has the meaning set forth in Section 2.4(e).

“Subsequent Offering Period” has the meaning set forth in Section 2.1(f).

“Subsidiary” means, with respect to any Person, any corporation, partnership, association, limited liability company, unlimited liability company or other business entity of which (a) if a corporation, a majority of the total voting power of shares of stock or other voting or equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof or (b) if a partnership, association, limited liability company, or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association, limited liability company or other business entity if such Person or Persons are allocated a majority of partnership, association, limited liability company or other business entity gains or losses or otherwise control the managing director, managing member, general partner or other managing Person of such partnership, association, limited liability company or other business entity.

“Superior Proposal” means a written Acquisition Proposal (provided that for purposes of this definition, references to “fifteen percent (15%) or more” in the definition of “Acquisition Proposal” shall be deemed to be references to “more than fifty percent (50%)”) that did not result from a material breach of Section 5.3 that (a) the Company Board determines in good faith is reasonably likely to be consummated on the terms proposed and (b) the Company Board determines in good faith, after consultation with its outside counsel and financial advisor, is more favorable to the Company, and its shareholders, employees and other stakeholders than the Transactions after giving effect to any changes to this Agreement proposed by Parent in response to such Acquisition Proposal.

“Supplemental Indenture” and “Supplemental Indentures” have the meanings set forth in Section 5.9(f).

“Tax” or “Taxes” means any and all federal, state, local, or non-U.S. income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar, including U.S. Federal Insurance Contributions Act), unemployment, disability, real property, escheat, unclaimed property, personal property, sales, use, transfer, registration, value-added, alternative or add-on minimum, estimated, or other tax of any kind or any charge of any kind in the nature of (or similar to) taxes whatsoever, including any secondary liability, interest, penalty, or addition thereto, in each case whether disputed or not.

“Tax Returns” means any return, report, election, designation, information return or other document (including schedules or any related or supporting information) filed or required to be filed with any Governmental Body or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws, regulations or administrative requirements relating to any Tax, including all information returns relating to Taxes of third parties, any claims for refund of Taxes and any amendments or supplements to any of the foregoing.

“Third-Step Merger” means the merger of Merger Sub with and into Wave Bermuda as contemplated by the Merger Documentation, with, subject to the terms and conditions of the Merger Documentation, (i) Wave Bermuda surviving such merger and (ii) each Wave Bermuda share outstanding immediately prior to the consummation thereof, other than any such shares owned by Wave Bermuda as treasury shares or owned by Parent, Buyer or any other direct or indirect wholly owned Subsidiary of Parent or the Company or any direct or indirect wholly owned Subsidiary of the Company, being converted into the right to receive an amount in cash equal to the Offer Consideration, without interest and less applicable withholding Taxes.

“Trade Secrets” means any and all proprietary or confidential information, including trade secrets, know-how, clinical and technical data, operational data, engineering information, invention and technical reports, pricing information, research and development information, processes, formulae, methods, formulations, discoveries, specifications, designs, algorithms, plans, improvements, models and methodologies, and customer, distributor, consumer and supplier lists and data.

“Trademarks” means trademarks, service marks, corporate names, trade names, brand names, product names, domain names, logos, slogans, trade dress and other indicia of source or origin, any applications and registrations for the foregoing and the renewals thereof, and all goodwill associated therewith and symbolized thereby.

“Transactions” means each of the transactions contemplated by this Agreement.

“Treasury Regulations” has the meaning set forth in Section 2.10.

“Trustee” means the Bank of New York Mellon Trust Company, N.A.

“UK Bribery Act” has the meaning set forth in Section 3.20(g).

“USA PATRIOT Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as the same has been, or shall hereafter be, renewed, extended, amended or replaced.

“WARN” has the meaning set forth in Section 3.19(c).

“Warrants” means, collectively, each of the 2020 Warrants, the 2021 Warrants and the 2023 Warrants.

“Wave Bermuda” has the meaning set forth in Section 5.10(a)(ii).

“Wave Luxembourg” has the meaning set forth in Section 5.10(a)(i).

“WMGI” means Wright Medical Group, Inc.

ARTICLE II

THE OFFER

Section 2.1 The Offer.

(a) Buyer shall, as promptly as reasonably practicable after the date of this Agreement, but in no event later than the twenty-fifth (25th) Business Day following the date of this Agreement (unless another date is agreed in writing by the parties hereto) and, without the consent of the Company, not to be unreasonably withheld, conditioned or delayed, no earlier than the twentieth (20th) Business Day following the date of this Agreement, commence (within the meaning of Rule 14d-2 promulgated under the Exchange Act) the Offer. The obligations of Buyer to accept for payment, and pay for, any Shares validly tendered and not properly withdrawn pursuant to the Offer shall be subject to the satisfaction or waiver (to the extent permitted under this Agreement) of the conditions set forth in Annex I (the “Offer Conditions”). The date on which Buyer commences the Offer is referred to as the “Offer Commencement Date”.

(b) In accordance with the terms and conditions of this Agreement and subject to the satisfaction or waiver (to the extent such waiver is permitted hereunder and not prohibited by applicable Law) of the Offer Conditions, Buyer shall (and Parent shall cause Buyer to), at or as promptly as practicable following the Expiration Time (but in any event within two (2) Business Days thereafter), accept for payment (the time of acceptance for payment, the “Acceptance Time”) and, at or as promptly as practicable following the Acceptance Time (but in any event within two (2) Business Days (calculated as set forth in Rule 14d-1(g)(3) promulgated under the Exchange Act) thereafter), pay (by delivery of funds to the depositary for the Offer) for all Shares validly tendered and not properly withdrawn pursuant to the Offer as of the Acceptance Time (the “Closing”). The date on which the Closing occurs is referred to in this Agreement as the “Closing Date”. The Offer Consideration payable in respect of each Share pursuant to the first sentence of this Section 2.1(b) shall be paid (without interest and less applicable withholding Taxes) on the terms and subject to the conditions of this Agreement.

(c) Buyer expressly reserves the right at any time to, in its sole discretion, waive, in whole or in part, any of the Offer Conditions and to make any change in the terms of, or conditions to, the Offer; provided, that, without the prior written consent of the Company, Buyer shall not (and Parent shall cause Buyer not to):

(i) waive or change the Minimum Tender Condition (except to the extent contemplated under paragraph 1(a) of Annex I);

(ii) decrease the Offer Consideration;

(iii) change the form of consideration to be paid in the Offer;

(iv) decrease the number of Shares sought in the Offer;

(v) extend or otherwise change the Expiration Time, except as otherwise provided in this Agreement;

(vi) impose additional Offer Conditions or otherwise amend, modify or supplement any of the Offer Conditions or terms of the Offer in a manner adverse to the holders of Shares; or

(vii) increase the Offer Consideration by an increment of less than $0.10 per Share.

(d) The Offer shall initially expire at 9:00 a.m. (Eastern Time), or at such other time as the parties hereto may mutually agree, on the date that is fifty (50) Business Days (calculated in accordance with Rule 14d-1(g)(3) under the Exchange Act) following the commencement of the Offer (unless another date is agreed in writing by the parties hereto); provided that in no event shall such expiration time occur prior to the date of the EGM (such initial expiration date and time of the Offer, the “Initial Expiration Time”) or, if the Offer has been extended pursuant to and in accordance with Section 2.1(e), the date and time to which the Offer has been so extended (the Initial Expiration Time, or such later expiration date and time to which the Offer has been so extended, the “Expiration Time”).

(e) Subject to Article VI, Buyer may or shall (in which case Parent shall cause Buyer to), as applicable, extend the Offer from time to time as follows:

(i) Buyer shall (and Parent shall cause Buyer to) extend the Offer for the minimum period as required by any rule, regulation, interpretation or position of the SEC, the staff thereof, or Nasdaq, as applicable to the Offer;

(ii) if, at the then-scheduled Expiration Time, any of the Offer Conditions has not either been (A) satisfied or (B) waived by Buyer (to the extent such waiver is permitted under this Agreement or applicable Law), then Buyer shall (and Parent shall cause Buyer to) extend the Offer on one or more occasions in consecutive periods of up to ten (10) Business Days each (with each such period to end at 5:00 p.m. (Eastern Time) on the last Business Day of such period) (or such other duration as may be agreed to by Buyer and the Company) in order to permit the satisfaction of such Offer Condition(s); provided, that if Buyer determines in good faith, after consultation with its outside legal counsel, that at any then-scheduled Expiration Time, the Offer Condition set forth in paragraph 1(b) of Annex I is not reasonably likely to be satisfied within such ten (10) Business Day extension period, then Buyer may extend the Offer on such occasion for periods of up to twenty (20) Business Days; provided, further, that (x) Buyer shall not be required to, and shall not without the prior written consent of the Company, extend the Offer to a date later than the Outside Date (as the Outside Date may be extended pursuant to Section 6.2(b)) and (y) if the only remaining unsatisfied Offer Condition is the Minimum Tender Condition, Buyer shall not be required to extend the Offer on more than two (2) occasions in consecutive periods of up to ten (10) Business Days each (with each such period to end at 5:00 p.m. (Eastern Time) on the last Business Day of such period) (or such other duration as may be agreed to by Buyer and the Company);

(iii) Buyer may extend the Offer to such other date and time as may be mutually agreed by Parent and the Company in writing; or

(iv) Buyer may extend the Offer to the Business Day immediately following the date that is thirty (30) calendar days after the date of the EGM or Subsequent EGM at which the Merger Resolutions are approved.

(f) Following the Acceptance Time, Buyer shall (and Parent shall cause Buyer to) (and the Offer Documents shall so indicate) provide a subsequent offering period (“Subsequent Offering Period”) in accordance with Rule 14d-11 promulgated under the Exchange Act of not less than ten (10) Business Days (calculated in accordance with Rule 14d-1(g)(3) promulgated under the Exchange Act). In the event that prior to the expiration of the Subsequent Offering Period, Buyer or Parent has publicly announced its intention to, subject to the terms of this Agreement, effectuate the Asset Sale, Buyer shall (and Parent shall cause Buyer to) (and the Offer Documents shall so indicate) extend the Subsequent Offering Period for at least five (5) Business Days to permit any remaining Minority Shareholders to tender their Shares in exchange for the Offer Consideration (such extension, the “Minority Exit Offering Period”). Notwithstanding anything to the contrary contained herein, in the event that promptly following the Expiration Time, Buyer or Parent has publicly announced its intention to, subject to the terms of this Agreement, effectuate the Mergers, Buyer shall not be required to provide a Subsequent Offering Period (or, for the avoidance of doubt, a Minority Exit Offering Period), but may do so if Buyer chooses.

(g) The Offer may not be terminated prior to the Initial Expiration Time or the then-scheduled Expiration Time (as the same may be extended pursuant to Section 2.1(e)) unless this Agreement is validly terminated pursuant to Article VI. If this Agreement is validly terminated pursuant to Article VI, Buyer shall (and Parent shall cause Buyer to) promptly (and in any event within twenty-four (24) hours following such valid termination) terminate the Offer and not acquire any Shares pursuant thereto. If the Offer is terminated in accordance with this Agreement by Parent prior to the acceptance for payment and payment for Shares tendered pursuant to the Offer, Buyer shall (and Parent shall cause Buyer to) as promptly as practicable, and in any event within three (3) Business Days of the termination, return, and shall cause any depositary acting on behalf of Buyer to return, in accordance with applicable Law, all tendered Shares to the registered holders thereof. Nothing in this Section 2.1(g) shall affect any termination rights under Article VI.

(h) As soon as practicable on the Offer Commencement Date, Parent and Buyer shall (i) file or cause to be filed with the SEC a Tender Offer Statement on Schedule TO with respect to the Offer (together with all amendments and supplements thereto and including exhibits thereto, the “Schedule TO”), which contains or incorporates by reference an offer to purchase and a related letter of transmittal and other appropriate ancillary offer documents required to be included therein (such Schedule TO and the documents included therein pursuant to which the Offer will be made, together with any amendments or supplements thereto and including exhibits thereto, the “Offer Documents”) and (ii) cause the Offer Documents to be disseminated to holders of Shares to the extent required by applicable United States federal securities Laws and any other applicable Law. The Company shall furnish promptly to Parent and Buyer all information concerning the Company required by the Exchange Act and applicable Law, or as reasonably requested by Parent, to be set forth in the Offer Documents. Each of Parent and Buyer, on the one hand, and the Company, on the other hand, agrees promptly to correct any information provided by it for inclusion or incorporation by reference in the Schedule TO and the Offer Documents if and to the extent that such information has become (or has become known to be) false or misleading in any material respect. Parent and Buyer shall use their reasonable best efforts to cause the Schedule TO as so corrected to be filed with the SEC and the Offer Documents as so corrected to be disseminated to holders of Shares, in each case to the extent required by applicable United States federal securities Laws and any other applicable Law. Parent and Buyer shall give the Company and its counsel a reasonable opportunity to review and comment on the Schedule TO and the Offer Documents each time before any such document is filed with the SEC, and Parent and Buyer shall give due consideration to all reasonable additions, deletions or changes to such documents (and any amendments thereto) suggested thereto by the Company and its counsel. Parent and Buyer shall provide the Company and its counsel with (A) any comments or other communications, whether written or oral, that Parent and Buyer or their counsel may receive from time to time from the SEC or its staff or other Governmental Bodies with respect to the Schedule TO or the Offer Documents promptly after receipt of those comments or other communications and (B) a reasonable opportunity to participate in the responses of Parent and Buyer to those comments and to provide comments on those responses (and Parent and Buyer shall give due consideration to all reasonable additions, deletions or changes to such responses suggested by the Company and its counsel), including by participating with Parent and Buyer or their counsel in any discussions or meetings with the SEC or other Governmental Bodies to the extent such participation is not prohibited by the SEC or other Governmental Bodies. The parties hereto agree that, notwithstanding the notice provisions of this Agreement, communications with respect to the Offer Documents, including communications related to any SEC comments, may be made on behalf of each party by email through their respective counsel.

(i) Parent shall provide or cause to be provided to Buyer on a timely basis the funds necessary to purchase any Shares that Buyer becomes obligated to purchase pursuant to the Offer.

Section 2.2 Company Action.

(a) The Company shall promptly (and in any event within five (5) Business Days after the date of this Agreement) cause its transfer agent to furnish Parent and Buyer with (i) mailing labels containing the names and addresses of its record holders of Shares, (ii) listings and computer file containing the names and addresses of all record holders of Shares and lists of securities positions of Shares held in stock depositories and (iii) copies of all lists of shareholders, security position listings and computer files in the Company’s possession or control regarding the beneficial owners of Shares, as of the most recent practicable date, and shall provide to Parent and

Buyer such additional information (including updated lists of shareholders, mailing labels and lists of securities positions) and such other assistance as Parent or Buyer may reasonably request in connection with the Offer. In the event that the Company is prohibited from providing any such information, (A) it shall request permission from the applicable shareholders to provide such information to Parent and Buyer and (B) if the information requested is not received at least five (5) Business Days after the date of this Agreement, the Company shall deliver to such shareholders all information that would otherwise be required to be provided by Parent or Buyer to such shareholders of the Company in connection with the Offer, and, notwithstanding this Article II, neither Parent nor Buyer shall have any obligation under this Agreement to deliver such information to such shareholders. Except as required by applicable Law, and except for such steps as are necessary to disseminate the Offer Documents and any other documents necessary to consummate the Offer, (i) Parent and its Affiliates and Representatives shall hold in confidence the information contained in such labels, listings and files, shall use such information only in connection with the Transactions, and (ii) if this Agreement is terminated, Parent and Buyer shall deliver to the Company and shall use their reasonable best efforts to cause their Affiliates and Representatives to deliver to the Company all copies and any extracts or summaries from such information then in their possession.

(b) On the Offer Commencement Date, the Company shall, as promptly as practicable following the filing of the Schedule TO, file with the SEC and disseminate to holders of Shares, in each case as and to the extent required by applicable United States federal securities Laws and any other applicable Law, a Solicitation/Recommendation Statement on Schedule 14D-9 (together with any amendments or supplements thereto and including exhibits thereto, the “Schedule 14D-9”) that, subject to Section 5.3(e)(ii), shall reflect the Company Board Recommendation. Parent and Buyer shall furnish promptly to the Company all information concerning Parent, Buyer or any of their applicable Affiliates required by the Exchange Act and other applicable Law, or as reasonably requested by the Company, to be set forth in the Schedule 14D-9. Each of the Company, on the one hand, and Parent and Buyer, on the other hand, agrees promptly to correct any information provided by it for inclusion or incorporation by reference in the Schedule 14D-9 if and to the extent that it has become (or has become known to be) false or misleading in any material respect. The Company shall use reasonable best efforts to cause the Schedule 14D-9 as so corrected to be filed with the SEC and to be disseminated to holders of Shares, in each case to the extent required by applicable United States federal securities Laws and other applicable Law. Except to the extent any amendments relate to a Change of Board Recommendation or relate to a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, the Company shall give Parent, Buyer and their counsel a reasonable opportunity to review and comment on the Schedule 14D-9 each time before it is filed with the SEC, and the Company shall give due consideration to all reasonable additions, deletions or changes to such document (and any amendments thereto) suggested thereto by Parent, Buyer and their counsel. Except to the extent any comments or communications relate to a Change of Board Recommendation or a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act, the Company shall provide Parent, Buyer and their counsel with (i) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or its staff or other Governmental Bodies with respect to the Schedule 14D-9 promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the Company’s responses to those comments and to provide comments on those responses (and the Company shall give due consideration to all reasonable additions, deletions or changes to such responses suggested by Parent, Buyer and their counsel), including by participating with the Company or its counsel in any discussions or meetings with the SEC or other Governmental Bodies to the extent such participation is not prohibited by the SEC or other Governmental Bodies. The parties hereto agree that, notwithstanding the notice provisions of this Agreement, communications with respect to the Schedule 14D-9, including communications related to any SEC comments, may be made on behalf of each party by email through their respective counsel.

Section 2.3 Treatment of Equity Awards; Company ESPP.

(a) Each option to purchase Shares, other than awards under the Company’s Amended and Restated Employee Stock Purchase Plan (the “Company ESPP”) (each such option, a “Company Stock Option”), each restricted stock unit (each, a “Company RSU”), each performance share unit (each, a “Company PSU”), in each case that was granted under a Company Equity Plan or is an inducement stock option grant listed on Section 3.3(c) of the Company Disclosure Letter (whether or not it is identified as an inducement grant thereon) (the Company Stock Options, the Company RSUs and the Company PSUs are referred to collectively as the “Company Equity Awards”), and that is outstanding and unvested immediately prior to the Acceptance Time, whether or not then subject to any performance or other condition, will vest in full at the Acceptance Time (except as set forth in Section 5.1(b) of the Company Disclosure Letter), with any applicable performance conditions associated with any such Company Equity Award deemed to have been achieved at (i) maximum performance with respect to Company PSUs for which the applicable performance period has been completed but the Company PSUs have not yet been paid as of the Acceptance Time and (ii) maximum performance measured as of the Acceptance Time with respect to Company PSUs for which the applicable performance period has not yet been completed as of the Acceptance Time.

(b) Each Company Stock Option that is outstanding immediately prior to the Closing will be cancelled, and, in exchange therefor, the holder of such cancelled Company Stock Option will be entitled to receive (without interest), in consideration of the cancellation of such Company Stock Option, an amount in cash (less applicable Tax withholdings pursuant to Section 2.10) equal to the product of (x) the total number of Shares subject to the unexercised portion of such Company Stock Option immediately prior to the Closing (determined after giving effect to the accelerated vesting described in Section 2.3(a) above) multiplied by (y) the excess, if any, of the Offer Consideration over the applicable exercise price per Share under such Company Stock Option. For the avoidance of doubt, if the exercise price payable in respect of a Share underlying a Company Stock Option equals or exceeds the Offer Consideration, such Company Stock Option shall be cancelled for no consideration immediately prior to the Closing and the holder thereof shall have no further rights with respect thereto.

(c) Each Company RSU that is outstanding immediately prior to the Closing will be cancelled, and, in exchange therefor, the holder of such cancelled Company RSU will be entitled to receive (without interest) an amount in cash (less applicable Tax withholdings pursuant to Section 2.10) equal to the product of (x) the total number of Shares deliverable under such Company RSU as of immediately prior to the Closing (determined after giving effect to the accelerated vesting described in Section 2.3(a) above) multiplied by (y) the Offer Consideration.

(d) Each Company PSU that is outstanding as of immediately prior to the Closing will be cancelled and, in exchange therefor, each holder of such cancelled Company PSU will be entitled to receive (without interest) an amount in cash (less applicable Tax withholdings pursuant to Section 2.10) equal to the product of (x) the total number of Company PSUs as of immediately prior to the Closing (determined after giving effect to the accelerated vesting described in Section 2.3(a) above and after the determination of the deemed achievement of applicable performance conditions as described above) multiplied by (y) the Offer Consideration.

(e) Subject to Section 2.10, Parent shall cause the Company or its applicable Subsidiary or Affiliate to make all payments to former holders of Company Equity Awards required under Section 2.3(a) – (d) as promptly as practicable after the Closing, and in any event, no later than five (5) Business Days after the Closing; provided that such payment with respect to Company Equity Awards shall be made at such other time or times following the Closing consistent with the terms of the applicable award agreement to the extent necessary to avoid the imposition of additional income tax under Section 409A of the Code.

(f) The Company shall continue to operate the Company ESPP in accordance with its terms and past practice for the Offering Period (as defined in the Company ESPP) in effect on the date of this Agreement. The Company shall take all actions necessary and appropriate (i) to suspend the commencement of any future Offering Period (as defined in the Company ESPP) following the date of this Agreement unless and until this Agreement is terminated and (ii) to terminate the Company ESPP as of the Closing.

(g) Prior to the Closing, the Company shall use its reasonable best efforts to provide such notice, if any, to the extent required under the terms of any of the Company Equity Plans, obtain any necessary consents, adopt applicable resolutions, amend the terms of any of the Company Equity Plans or any outstanding awards thereunder and take all other appropriate actions to: (i) give effect to the transactions contemplated herein, including the treatment contemplated under this Section 2.3; (ii) terminate each of the Company Equity Plans as of the Closing; and (iii) ensure that after the Closing, no holder of a Company Equity Award, any beneficiary thereof nor any other participant in any of the Company Equity Plans or the Company ESPP shall have any right thereunder to acquire any Shares of the Company or to receive any payment or benefit with respect to any award previously granted under any of the Company Equity Plans or with respect to the Company ESPP, except as provided in this Section 2.3. The Company shall provide Parent with documentation evidencing the completion of the foregoing actions (the form and substance of such documentation shall be subject to review and comment by Parent, and the Company shall consider such comments in good faith) no later than ten (10) Business Days preceding the Closing. If requested by Parent, the parties hereto shall, to the extent necessary to minimize the Tax impact to holders of Company Equity Awards of the provisions set forth in this Section 2.3, cooperate in good faith prior to the Acceptance Time to develop a mechanism with respect to Company Equity Awards held by individuals subject to Taxes imposed by the Laws of a country other than the United States, provided in each case that (i) such mechanism does not result in a significant cost to the Company or its Subsidiaries, (ii) any such mechanism shall be permitted pursuant to the applicable Company Equity Plan and (iii) the Company shall not be obligated to enter into any agreement that shall adversely affect the amount or timing payable thereunder to such individuals.

Section 2.4 Extraordinary General Meeting.

(a) Subject to the provisions of this Section 2.4, the Company shall hold an extraordinary general meeting of its shareholders (the “EGM”) as promptly as practicable to:

(i) provide information regarding the Offer;

(ii) adopt a resolution to, subject to (A) the Acceptance Time having occurred and (B) the number of Shares validly tendered in accordance with the terms of the Offer (including, if applicable, Shares tendered during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) and not properly withdrawn, together with the Shares owned by Parent or any of its wholly owned Subsidiaries, representing at least eighty percent (80%) of the Company’s issued and outstanding capital (geplaatst en uitstaand kapitaal) (the “Reorganization Threshold”), approve the asset sale as contemplated by the Asset Sale Documentation (the “Asset Sale”) as required under Section 2:107a of the DCC;

(iii) adopt a resolution to, subject to (A) the Acceptance Time having occurred, (B) the Reorganization Threshold having been achieved and (C) the Asset Sale having been completed, (1) dissolve (ontbinden) the Company in accordance with Section 2:19 of the DCC and (2) appoint as liquidator (the “Liquidator”) a foundation (stichting) to be incorporated under Dutch Law and approve reimbursement of the Liquidator’s reasonable salary and costs (provided that such reimbursement will be subject to the approval of the Independent Directors not to be unreasonably withheld, conditioned or delayed) and (3) appoint an Affiliate of Buyer as the custodian of the books and records of the Company in accordance with Section 2:24 of the DCC;

(iv) adopt a resolution to, subject to (A) the Acceptance Time having occurred and (B) the Reorganization Threshold having been achieved, to amend the articles of association of the Company to include a provision determining the compensation for shareholders who will be voting against the resolution for the First-Step Merger and filing a request for compensation attached as Annex II(A) (Deed of Amendment for Price Determination), and to approve the Mergers as contemplated by the Merger Agreement as provided for under Section 2:309 et seq. of the DCC;

(v) adopt one or more resolutions effective upon the Acceptance Time to provide full and final discharge to each member of the Company Board for their acts of management or supervision, as applicable, up to the date of the EGM; provided that such discharge will be limited to the extent provided by general principles of Dutch law as in effect from time to time;

(vi) adopt one or more resolutions to (A) convert the Company from a public limited liability company (naamloze vennootschap) into a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) and amend the articles of association of the Company substantially in accordance with the draft of the amended articles of association attached as Annex II(B) (Amended Articles of Association of the Company after Conversion) and which will be executed and become effective as soon as practicable following Closing if elected by Buyer and (B) amend the articles of association of the Company substantially in accordance with the draft of the amended articles of association attached as Annex II(C) (Amended Articles of Association of the Company after Delisting), which will be executed and become effective as soon as practicable following the delisting of the Company and the Shares from Nasdaq, if elected by Buyer;

(vii) adopt a resolution, subject to Closing and effective on the date elected by Parent, if any, to amend the articles of association of the Company to align the financial year of the Company with the financial year reckoned by Buyer attached as Annex II(D) (Financial Year Deed of Amendment);

(viii) adopt one or more resolutions, subject to Closing, to effectuate and complete a statutory spin-off (afsplitsing) of the Company as a result of which all or part of the Company’s assets or liabilities, as elected by Buyer, will be spun into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands that is wholly owned by the Company (the “Demerger”);

(ix) adopt one or more resolutions effective upon the Closing to appoint the Buyer Directors to replace the resigning directors of the Company Board and to accept the resignations of the resigning directors of the Company Board (together with the resolutions to be adopted pursuant to Section 2.4(a)(vi) and Section 2.4(a)(vii), the “Governance Resolutions”); and

(x) conduct such other business as may properly come before the meeting.

(b) As promptly as practicable after the date of this Agreement but, in no event later than the forty-fifth (45th) Business Day after the date of this Agreement, the Company shall prepare and file with the SEC a preliminary proxy statement in connection with the EGM (the “Proxy Statement”) and any other appropriate materials for the EGM (together with the Proxy Statement and with any amendments and supplements thereto and any other documents required, the “EGM Materials”) relating to the matters set forth in Section 2.4(a). Subject to Section 5.3(e)(ii), the Company shall include the Company Board Recommendation in the EGM Materials. Parent and Buyer shall cooperate with the Company in the preparation of the EGM Materials and furnish promptly to the Company all information concerning Parent, Buyer and any of their Affiliates required to be set forth in the EGM Materials. The Company shall provide Parent, Buyer and their counsel with a reasonable opportunity to review and comment on the EGM Materials (and any amendments thereto) each time prior to their filing with the SEC and/or dissemination to the shareholders of the Company, as applicable, and the Company shall give due consideration to all reasonable additions, deletions or changes to such documents (and any amendments thereto) suggested thereto by Parent, Buyer and their counsel. The Company shall provide Parent, Buyer and their counsel, to the extent not prohibited under applicable Law, with (i) any comments or other communications, whether written or oral, that the Company or its counsel may receive from time to time from the SEC or any other Governmental Bodies with respect to the EGM Materials promptly after receipt of those comments or other communications and (ii) a reasonable opportunity to participate in the Company’s response to those comments and to provide comments on that response (and the Company shall give due consideration to all reasonable additions, deletions or changes to such response proposed by Parent, Buyer and their counsel), including by participating with the Company or its counsel in any discussions or meetings with the SEC or any other Governmental Bodies to the extent such participation is not prohibited by the SEC or the applicable Governmental Body. The parties hereto agree that, notwithstanding the notice provisions of this Agreement, communications with respect to the Proxy Statement, including communications related to any SEC comments, may be made on behalf of each party by email through their respective counsel. Promptly following the later of (i) confirmation by the SEC that it has no further comments on the Proxy Statement and (ii) the expiration of the ten (10)-day waiting period contemplated by Rule 14a-6(a) promulgated by the SEC, the Company shall cause the Proxy Statement in definitive form to be filed with the SEC and mailed to the Company’s shareholders.

(c) The Company shall consult with Parent and Buyer regarding the date of the EGM (or any Subsequent EGM) and, unless this Agreement is terminated in accordance with Article VI, shall not cancel, postpone or adjourn the EGM (or any Subsequent EGM) without the prior written consent of Parent and Buyer; provided, that the Company may, following reasonable consultation with Parent and Buyer, and, to the extent requested in writing by Parent and Buyer, the Company shall, adjourn, postpone or cancel and reconvene the EGM (or any Subsequent EGM) solely to the extent reasonably necessary (x) to ensure that any supplement or amendment to the relevant EGM Materials that the Company Board, after consultation with outside counsel, reasonably determines is necessary to comply with applicable Law is made available to the Company’s shareholders in advance of the EGM (and any Subsequent EGM) or (y) on no more than two (2) occasions of not more than ten (10) Business Days each, to solicit additional proxies in favor of the approvals set forth in Section 2.4(a), if as of the date of the scheduled EGM (or any Subsequent EGM) there are not sufficient proxies that have been received approving such matters. In the event the EGM (or any Subsequent EGM) is adjourned, postponed or cancelled and reconvened pursuant to the foregoing proviso, the Company shall duly give notice of and reconvene the EGM or such Subsequent EGM on a date scheduled by mutual agreement of the Company, on the one hand, and Parent and Buyer, on the other hand, acting reasonably, or, in the absence of such agreement, as soon as practicable following the date of such adjournment, postponement or cancellation but, in any event, no later than the day that is thirty-five (35) days following the date of such adjournment, postponement or cancellation (or, in the case of any Subsequent EGM, a date that shall be prior to the date on which the Expiration Time shall occur).

(d) The Company shall ensure that the EGM (and any Subsequent EGM) is called, noticed, convened, held and conducted in compliance in all material respects with all applicable Laws. Without limiting the foregoing, prior to holding the EGM (or any applicable Subsequent EGM), the Company will comply with all applicable requirements with respect to the holding of an EGM (or Subsequent EGM, if applicable) to act upon the Merger Resolutions, including the pre-meeting filing and publication requirements of the DCC with respect to the First-Step Merger (collectively, the “Dutch Merger Publication”). Notwithstanding anything to the contrary in this Section 2.4, the date of the Dutch Merger Publication shall be on a date reasonably selected by Parent and the Company, and the EGM (or Subsequent EGM, if applicable) shall be held in compliance with all applicable Laws as promptly as practicable after the date of the Dutch Merger Publication. The approval of the matters set forth in Section 2.4(a)(i)-(viii) shall be the only matters that the Company shall propose to be acted on by the shareholders of the Company at the EGM (and any Subsequent EGM), unless otherwise reasonably proposed by the Company and approved in advance in writing by Parent and Buyer (such approval not to be unreasonably withheld, conditioned or delayed); provided, that the Company may hold the EGM or Subsequent EGM simultaneously with the Company’s annual meeting if the Company otherwise complies with the timing requirements for the EGM or Subsequent EGM set forth in this Section 2.4, including the obligation to hold such meeting as promptly as practicable.

(e) Notwithstanding anything to the contrary in this Agreement, if the Company Board determines in its reasonable discretion that any additional shareholders resolutions should be adopted in order to approve any of the Signing Transactions, or if the Governance Resolutions, the Asset Sale Resolutions, the Merger Resolutions or the Demerger Resolutions have not been adopted at the EGM, then, in each case, the Company shall, following consultation with Parent and Buyer, duly call and give notice of another EGM (a “Subsequent EGM”), which will take place at a date determined by the Company and reasonably acceptable to Parent and Buyer and not later than a date that is prior to the date of the Expiration Time, at which the Governance Resolutions, the Asset Sale Resolutions, the Merger Resolutions or the Demerger Resolutions, or the additional resolutions as referred to above will be considered or reconsidered, as the case may be.

(f) Without limiting the generality of the foregoing, but subject to the Company’s rights to terminate this Agreement in accordance with Article VI the Company agrees that (i) its obligation to duly call, give notice of, convene and hold the EGM (and any Subsequent EGM) in accordance with and subject to the terms hereof and (ii) its obligations pursuant to this Section 2.4, in each case, will not be affected by the commencement, public proposal, public disclosure or communication to the Company of any Acquisition Proposal (whether or not a Superior Proposal) or any Change of Board Recommendation. Unless this Agreement is validly terminated in accordance with Article VI, the Company agrees that it shall not submit to the vote of the shareholders of the Company any Acquisition Proposal (whether or not a Superior Proposal) or any matters relating thereto.

(g) Except to the extent there has been a Change of Board Recommendation, at and prior to the EGM (and any Subsequent EGM), the Company shall use its reasonable best efforts to secure the approval of the matters set forth in Section 2.4(a).

Section 2.5 Directors.

(a) Parent, Buyer and the Company shall use their respective reasonable best efforts (including, in the case of the Company, obtaining the necessary resignations of existing directors) to ensure that the Company Board will, upon the Closing, be comprised of at least seven (7) directors, (i) at least five (5) of whom may be designated in writing by Parent and Buyer (the “Buyer Directors”), in their sole discretion, as soon as reasonably practicable and in any event prior to convening the EGM, and (ii) at least two (2) of whom shall initially be current non-executive directors of the Company designated by the Company and Buyer by mutual written agreement (if and to the extent that they shall agree to continue to serve on the Company Board after the Closing), and who are at all times independent from Parent and Buyer and at all times qualify as independent in accordance with the independence standards set forth in the Dutch Corporate Governance Code 2016; provided, that, if and to the extent that the current non-executive directors of the Company do not agree to serve on the Company Board after the Closing, Buyer shall (and Parent shall cause Buyer to) designate replacement directors who are at all times independent from Parent and Buyer and who at all times qualify as independent in accordance with the independence standards set forth in the Dutch Corporate Governance Code 2016, as promptly as reasonably practicable and in any event prior to convening the EGM (the directors so designated, “Independent Directors”).

(b) Each Independent Director shall resign from, and the Company shall take such other action reasonably necessary to ensure that each such Independent Director ceases to be a director of, the Company Board upon the earliest to occur of (i) such time after the Acceptance Time as Buyer and its Affiliates, in the aggregate, own one hundred percent (100%) of the issued and outstanding Shares, including, for the avoidance of doubt, pursuant to the Mergers and (ii) the Second Step Distribution having been made and the subsequent liquidation and dissolution of the Company (the “Liquidation”) having been completed.

(c) If, at any time after the Closing, an Independent Director resigns from, or otherwise ceases to be a member of the Company Board, or ceases to be independent (in accordance with the independence standards set forth in the Dutch Corporate Governance Code 2016) from Parent or Buyer, in each case, prior to the date of resignation contemplated by Section 2.5(b), Parent shall procure that the respective Independent Director is replaced by a new director who is independent from Parent and Buyer and at all times qualifies as independent in accordance with the independence standards set forth in the Dutch Corporate Governance Code 2016.

(d) Parent and Buyer shall supply to the Company in writing any information regarding the Buyer Directors, and (to the extent applicable) those Independent Directors designated by Buyer, as required by applicable Laws in connection with the appointment of the Buyer Directors, and (to the extent applicable) those Independent Directors designated by Buyer, to the Company Board, and Parent and Buyer shall be solely responsible for any such information.

(e) In addition to the discharge contemplated by Section 2.4(a)(v), Buyer shall (i) at the first annual or extraordinary general meeting of shareholders of the Company held after the Closing, cause all members of the

Company Board resigning effective upon the Acceptance Time to be fully and finally discharged for their acts of management or supervision, as applicable and (ii) at the first annual or extraordinary general meeting of shareholders of the Company held after the resignation of an Independent Director, cause such Independent Directors to be fully and finally discharged for his or her acts of supervision; provided, that such discharge will be limited to the extent provided by general principles of Dutch law as in effect from time to time.

(f) Notwithstanding any other required vote, the affirmative vote of the Independent Directors shall also be required for approving:

(i) any restructuring that would reasonably be expected to lead to a dilution of the shareholdings of the Minority Shareholders, other than (A) pursuant to a rights issue by the Company or any other share issue where the Minority Shareholders have been offered an opportunity to subscribe pro rata in accordance with their then existing shareholding in the Company (voorkeursrecht), (B) the Asset Sale, the Second Step Distribution and the Liquidation, (C) the Mergers or (D) the Compulsory Acquisition; and

(ii) any other form of unequal treatment that prejudices or would reasonably be expected to prejudice or negatively affect the value of the Shares or voting rights attached to the Shares held by the Minority Shareholders, but in any event not including (A) the Asset Sale, the Second Step Distribution and the Liquidation, (B) the Mergers or (C) the Compulsory Acquisition.

Section 2.6 Further Actions. If requested by the other party, the Company, on the one hand, or Parent and Buyer, on the other hand, as applicable, shall take, as of the date of this Agreement or as soon thereafter as is reasonably practicable, the following actions to the extent reasonably necessary or desirable to implement, commence, consummate or otherwise effect (i) the Asset Sale, the Liquidation and the Second Step Distribution and (ii) the Mergers (in each case, to the extent any such actions, transactions or matters are elected to be effectuated by Parent or Buyer), as the case may be:

(a) in the case of a request to the Company, (i) the convening of the necessary meetings of the Company’s general meeting and the Company Board or any committee thereof (including the EGM (and any Subsequent EGM) referenced in, and to the extent required by, Section 2.4) and (ii) the consideration, adoption and approval of any applicable resolutions of the Company Board or any committee thereof as necessary or desirable to convene the EGM (and any Subsequent EGM) referenced and to the extent required by, in Section 2.4, in each case as set forth in Section 2.4, subject to Section 2.7; and

(b) in the case of a request to Buyer and the Company, subject to Section 2.7, the execution of any and all reasonably requested documents, agreements, resolutions or deeds that are necessary or desirable to effectuate (i) the Asset Sale and the Liquidation and Second Step Distribution and (ii) the Mergers, and the filing or registration of any or all of such documents, agreements or deeds with the appropriate Governmental Bodies.

Section 2.7 Post-Offer Reorganization.

(a) Following the later of the Closing or, if applicable, the closing of the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period, Parent or Buyer may (but for the avoidance of doubt, shall not be required to) effectuate, or cause to be effectuated, in which case the Company and its Subsidiaries shall effectuate a corporate reorganization (the “Post-Offer Reorganization”) of the Company and its Subsidiaries, which will be (x) a Post-Offer Reorganization identified in Section 2.7(a)(i), (ii), (iii), (iv), (v) or (xiv) (or any combination of the foregoing), or (y) with the Company’s prior written consent (such consent not to be unreasonably withheld) and if permissible under applicable Law, at Parent’s or Buyer’s election shall be comprised of any of the following other Post-Offer Reorganizations (it being understood that, as of the date hereof, Parent and Buyer have a preference for effectuating the Mergers):

(i) the Asset Sale together with, and conditioned upon, the Liquidation and Second Step Distribution;

(ii) the Mergers;

(iii) if permissible under applicable Law, the commencement by Buyer of the Compulsory Acquisition;

(iv) an election by the Company pursuant to U.S. Treasury Regulations Section 301.7701-3 to be classified as a partnership or as a disregarded entity, as reasonably determined by Buyer or Parent;

(v) the Demerger;

(vi) a statutory legal merger (juridische fusie) in accordance with Article 2:309 et seq. of the DCC between the Company (as the disappearing company) and Buyer (as the acquiring company), pursuant to which merger the shareholders of the Company shall receive shares of Buyer (“Buyer Shares”), cash or receivables in accordance with Article 2:325 of the DCC (or a mix of any of the foregoing), upon which merger the holders of the Buyer Shares shall be granted the right to exchange Buyer Shares with Parent, or an Affiliate of Parent, for securities of Parent at any time before a date to be set by Parent or Buyer, after which date the Buyer Shares shall be redeemed;

(vii) a statutory (cross-border or domestic) legal (bilateral or triangular) merger (juridische (driehoeks-) fusie) in accordance with Article 2:309 et seq. of the DCC between the Company, Buyer and/or any Affiliate of Parent;

(viii) a statutory legal (bilateral or triangular) demerger (juridische (driehoeks-) splitsing) of the Company in accordance with Article 2:334a et seq. of the DCC;

(ix) a contribution of cash and/or assets by Buyer, Parent or by any Affiliate of Parent in exchange for ordinary shares in the Company’s share capital, in which circumstances the pre-emptive rights (voorkeursrechten), if any, of the Minority Shareholders could be excluded;

(x) a sale and transfer of assets and Liabilities (A) by the Company or a Subsidiary of the Company to Buyer, Parent or an Affiliate of Parent or (B) by Buyer, Parent or any Affiliate of Parent to the Company or any Subsidiary of the Company, on terms substantially similar to the terms agreed for the Asset Sale to the extent this relates to substantially all of the assets and Liabilities of the Company and its Subsidiaries;

(xi) a distribution of proceeds, cash and/or assets to the shareholders of the Company or share buybacks;

(xii) a dissolution and/or liquidation of the Company;

(xiii) a subsequent public offer for any Shares held by the Minority Shareholders;

(xiv) a conversion of the Company into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid);

(xv) any transaction, including a sale and/or transfer of any or all assets, between the Company and its Affiliates or between the Company, on the one hand, and Buyer or Parent, on the other hand, or their respective Affiliates (including any newly formed private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) organized under the Laws of the Netherlands), with the objective of preserving or utilizing any carry forward Tax losses available to the Company, Parent, Buyer or any of their respective Affiliates;

(xvi) any transactions, restructurings, share issues, procedures and/or proceedings in relation to the Company and/or one or more of its Affiliates required to effect the aforementioned transactions; and

(xvii) any combination of the foregoing.

(b) If (i) the Asset Sale Resolutions have been adopted at the EGM or any Subsequent EGM and (ii) the Reorganization Threshold has been achieved and the Closing has occurred, Parent and Buyer may require the Company to enter into, and in which case the Company shall enter into, the Asset Sale Agreement (together with all amendments reasonably agreed between the parties hereto, the “Asset Sale Documentation”) and, subject to the conditions of this Section 2.7 and the Asset Sale Documentation, the parties hereto shall promptly implement the Asset Sale, and take the steps to complete the actions and transactions set forth in the Asset Sale Documentation.

(c) Parent, Buyer and the Company have agreed that, to the extent Parent or Buyer determines to effectuate the Asset Sale in accordance with the terms of this Agreement, then promptly following completion of the Asset Sale, Parent, Buyer and the Company shall implement the Liquidation, which will result in the Second Step Distribution, in each case in accordance with the terms and conditions of the Asset Sale Documentation.

(d) If (i) the Merger Resolutions have been adopted at the EGM or any Subsequent EGM and (ii) the Reorganization Threshold has been achieved and the Closing has occurred, Parent and Buyer may, subject to the conditions of this Section 2.7 and the Mergers Documentation, require the Company to consummate the Mergers, and, subject to the conditions of this Section 2.7 and the Mergers Documentation, the parties hereto shall promptly implement the Mergers, and take the steps to complete the actions and transactions set forth in the Mergers Documentation.

(e) Notwithstanding anything to the contrary contained in this Section 2.7, a Post-Offer Reorganization described in Section 2.7(a)(i) through Section 2.7(a)(iii), if completed, will ultimately result in all Minority Shareholders being offered or receiving in such Post-Offer Reorganization, for each Share then held, cash in an amount equal to the Offer Consideration (without interest and less applicable withholding Taxes), unless the Compulsory Acquisition is commenced by Buyer, in which case the amount received for each Share not tendered pursuant to the Offer (including, if applicable, during the Subsequent Offering Period, as it may be extended by the Minority Exit Offering Period) will be determined by the Enterprise Chamber of the Amsterdam Court of Appeals (Ondernemingskamer van het gerechtshof Amsterdam).

(f) Buyer and the Company shall use their respective reasonable best efforts to (i) procure that the board of directors of the Liquidator will, as from the moment of its incorporation, consist of one or more professional liquidator(s) or similar service provider(s) (natural person(s) or a professional liquidator service provider(s)) and (ii) reach agreement with such service provider as soon as practicable after the date of this Agreement.

(g) If (i) the Demerger Resolutions have been adopted at the EGM or any Subsequent EGM, (ii) the Reorganization Threshold has been achieved and the Closing has occurred, and (iii) Buyer has elected to implement the Mergers or the Asset Sale, Parent or Buyer may require the Company to consummate the Demerger, and the parties hereto shall promptly implement the Demerger.

Section 2.8 Section 16 Matters. Prior to the Acceptance Time, the Company Board shall take all necessary and appropriate action to approve, for purposes of Section 16(b) of the Exchange Act and the related rules and regulations thereunder, the disposition by Company directors and officers of any Shares and Company Equity Awards in the Transactions.

Section 2.9 Certain Adjustments. Without limiting the other provisions of this Agreement, in the event that, during the period between the date of this Agreement and the Expiration Time, the number of outstanding Shares or securities convertible or exchangeable into or exercisable for Shares is changed into a different number of Shares or securities or a different class as a result of a reclassification, stock split (including a reverse stock split), stock dividend or distribution, recapitalization, merger, issuer tender or exchange offer or other similar transaction, then the Offer Consideration and any other amounts payable pursuant to this Agreement will be equitably adjusted, without duplication, to reflect such change; provided, that, in any case, nothing in this Section 2.9 will be construed to permit the Company to take any action with respect to its securities that is prohibited by the terms of this Agreement.

Section 2.10 Withholding. The parties hereto and any third-party paying agent are entitled to deduct and withhold from any amounts payable or otherwise deliverable pursuant to this Agreement such amounts as are required to be deducted and withheld therefrom under the United States Internal Revenue Code of 1986 (the “Code”), or the Treasury Regulations thereunder (the “Treasury Regulations”), or any other Tax Law. Any compensatory amounts payable pursuant to or contemplated by this Agreement, including pursuant to Section 2.3, will be remitted to the applicable payor for payment to the applicable Person through regular payroll procedures, as applicable. To the extent that any amounts are so deducted, withheld and paid to the applicable Governmental Body, such amounts will be treated for all purposes under this Agreement as having been paid to the Person to whom such amounts would otherwise have been paid.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) other than with respect to Sections 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6, as otherwise disclosed in Company SEC Documents filed with (or furnished to) the SEC on or after January 1, 2018 and at least one (1) Business Day prior to the date hereof and to the extent publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (excluding any disclosures in “risk factors” or otherwise relating to or in any “forward-looking statements” legend or other statements that are cautionary, predictive or forward-looking in nature) or (b) as otherwise disclosed in the particular section or subsection of the confidential disclosure letter delivered by the Company to Parent and Buyer prior to the execution and delivery of this Agreement (the “Company Disclosure Letter”) (it being understood and agreed that any disclosure set forth in one section or subsection of the Company Disclosure Letter also shall be deemed to apply to each other section and subsection of this Agreement to which its applicability is reasonably apparent on its face from the text of such disclosure), the Company represents and warrants to Parent and Buyer as follows:

Section 3.1 Organization and Corporate Power. The Company is duly organized and validly existing under the Laws of The Netherlands, with all necessary corporate power and authority to enter into this Agreement and perform its obligations hereunder. Each of the Subsidiaries of the Company is a corporation or other entity validly existing under the Laws of the jurisdiction of its incorporation or organization. Each of the Company and its Subsidiaries has all requisite corporate power and authority and all authorizations, licenses and Permits necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to hold such authorizations, licenses and Permits has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Each of the Company and its Subsidiaries is duly qualified or authorized to do business and is in good standing in every jurisdiction (to the extent such concept exists in such jurisdiction) in which its ownership of property or the conduct of its business as now conducted makes such qualification or authorization necessary, except where the failure to be so qualified, authorized or in good standing has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. True and complete copies of the Company Organizational Documents as in effect as of the date of this Agreement, have been heretofore made available to Parent and Buyer. Such Company Organizational Documents are currently in full force and effect, and the Company is not in violation of any of the provisions thereof.

Section 3.2 Authorization; Valid and Binding Agreement.

(a) The execution, delivery and performance by the Company of this Agreement, and the consummation by the Company and its applicable Subsidiaries of the Signing Transactions, including the Offer,

the Compulsory Acquisition, the Asset Sale, the Second Step Distribution, the Liquidation and the Mergers, are within the corporate powers of the Company and its applicable Subsidiaries and have been duly and validly authorized by all necessary corporate action on the part of the Company and its Subsidiaries and, except as contemplated by Section 5.10, no other corporate proceedings on the part of the Company or such Subsidiaries and, except for the approvals to be sought at the EGM as described in Section 2.4(a)(i)-(viii), no shareholder votes are necessary to authorize this Agreement or to consummate the Signing Transactions. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery hereof by Parent and Buyer, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

(b) At a meeting duly called and held, the Company Board unanimously (i) determined that this Agreement and the Signing Transactions are in the best interests of the Company, its business and its shareholders, employees and other relevant stakeholders, (ii) approved and adopted this Agreement (including the execution, delivery and performance thereof) and approved the Signing Transactions and (iii) resolved, on the terms and subject to the conditions set forth in this Agreement, including Section 5.3, to support the Offer and the other Signing Transactions and to recommend acceptance of the Offer by the shareholders of the Company and to recommend approval and adoption of the matters set forth in Section 2.4(a) (such recommendation, the “Company Board Recommendation”) and such recommendation is not required to be conditioned on works council consultation or approval. As of the date of this Agreement, none of the aforesaid actions by the Company Board has been amended, rescinded or modified.

Section 3.3 Capitalization.

(a) The authorized share capital of the Company consists of 320 million Shares of which, as of the close of business on November 1, 2019 (the close of business on such date, the “Measurement Date”), 126,900,005 Shares were issued and outstanding, and no Shares were held by the Company. From the Measurement Date through the date of this Agreement, there have been no issuances of any Shares other than issuances of Shares (i) pursuant to the exercise, vesting or settlement, as applicable, of any Company Equity Awards outstanding as of the Measurement Date in accordance with the terms of such Company Equity Awards or (ii) under the Company ESPP in accordance with its terms. No Subsidiary of the Company owns any shares or other securities of the Company.

(b) All issued and outstanding Shares, and all Shares that are subject to issuance, upon issuance in accordance with the terms and subject to the conditions specified in the instruments under which they are issuable (i) are, or upon issuance will be, duly authorized, validly issued, fully paid and non-assessable and (ii) are not, or upon issuance will not be, subject to any preemptive rights. All of the outstanding Shares have been sold pursuant to an effective registration statement filed under the Securities Act or an appropriate exemption therefrom.

(c) Section 3.3(c) of the Company Disclosure Letter sets forth a true and complete list as of the Measurement Date of the outstanding Company RSUs, Company PSUs, Company Stock Options and the number of the Shares reserved for issuance pursuant to the Company ESPP, including, with respect to each award of Company RSUs, Company PSUs, or Company Stock Options, (i) the number of the Shares subject thereto (assuming, in the case of Company PSUs, performance conditions associated with such Company PSUs were deemed to have been achieved at maximum performance levels), (ii) the holder thereof and country of residence (if outside the U.S.), (iii) the date of grant, (iv) the exercise price (if any), (v) the amount vested and outstanding and the amount unvested and outstanding as of October 1, 2019, and (vi) the Company Equity Plan pursuant to which the award was made. Each grant of a Company Stock Options was duly authorized no later than the Company Option Grant Date by all necessary corporate action, including, as applicable, approval by the Company Board (or a duly constituted and authorized committee thereof or other authorized designee). The Company does not have any liability in respect of any Company Stock Option that was granted with a per share exercise price that was less than the fair market value of a Share on the applicable Company Option Grant Date, and the Company has not granted any Company Stock Options that are subject to the provisions of Section 409A of the Code. Each grant of a Company Equity Award was made in all material respects in accordance with (i) the terms of the applicable Company Equity Plan, (ii) all applicable securities Laws, including the Nasdaq Listing Rules, (iii) the Code and (iv) all other applicable Laws. The Company has the requisite authority under the terms of the applicable Company Equity Plan, the applicable award agreements and any other applicable Contract to take the actions contemplated by Section 2.3 and the treatment of Company Equity Awards described in Section 2.3, shall, as of the Closing, be binding on the holders of Company Equity Awards purported to be covered thereby. As of the Measurement Date, other than with respect to Company Stock Options, Company RSUs, Company PSUs and the number of the Shares reserved for issuance pursuant to the Company ESPP, there were no other equity or equity-based awards outstanding, and the Company has granted no other such awards between the Measurement Date and the date of this Agreement.

(d) As of the Measurement Date, there were 451,037 Shares reserved for issuance upon exercise of the Warrants, assuming the net exercise of the Warrants using a price per Share equal to $30.75.

(e) Before giving effect to any “make-whole” adjustment as provided by the Indentures, the Conversion Rate (as defined in the 2020 Indenture) of the 2020 Notes is 33.3949 Shares per $1,000 aggregate principal amount of 2020 Notes, the Conversion Rate (as defined in the 2021 Indenture) of the 2021 Notes is 46.8165 Shares per $1,000 aggregate principal amount of 2021 Notes and the Exchange Rate (as defined in the 2023 Indenture) of the 2023 Notes is 29.9679 Shares per $1,000 aggregate principal amount of 2023 Notes.

(f) From and after the date of entry into the Hedging Documentation through the date of this Agreement, no event or circumstance has occurred that has resulted in an adjustment, or that has resulted in any of the 2020 Dealers, 2021 Dealers or 2023 Dealers having the right to terminate, cancel or make any adjustment, to the terms of the Hedging Documentation or any transaction thereunder. The Company has not received any notice or indication that any of the 2020 Dealers, 2021 Dealers or 2023 Dealers believe that any event or circumstance has occurred that has resulted or will result in any of the 2020 Dealers, 2021 Dealers or 2023 Dealers having the right to terminate, cancel or make any adjustment to the terms of the Hedging Documentation or any transaction thereunder.

(g) The Cash Make-Whole Premium (as defined in the Indentures) tables set forth in Section 14.03 of each of the Indentures are current as of the date of this Agreement, taking into account any adjustments that were required to have been made to such tables prior to the date of this Agreement.

(h) Except as disclosed in this Section 3.3 or set forth in Section 3.3(h) of the Company Disclosure Letter, the Company has no outstanding (i) shares in the share capital, equity interests or other ownership or voting interests of the Company, (ii) securities convertible or exchangeable, directly or indirectly, into shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries, (iii) options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other contracts or other securities or rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments of any kind that obligate the Company or any of its Subsidiaries to issue, transfer, register or sell, or cause to be issued, transferred, registered or sold, any shares in the share capital, equity or other ownership or voting interests of the Company or any of its Subsidiaries or securities convertible into or exchangeable for such shares or interests, or that obligate the Company or any Subsidiary of the Company to grant, extend or enter into such options, warrants, purchase rights, subscription rights, preemptive rights, conversion rights, exchange rights, calls, puts, rights of first refusal or other contracts or other securities or rights, restricted stock awards, restricted stock unit awards, convertible securities, agreements, arrangements or commitments, (iv) or authorized equity or equity-based compensation awards, including any stock appreciation, phantom stock, profit participation, security-based performance units or other security rights issued by the Company or any of its Subsidiaries, or other agreements, arrangements or commitments of any character (contingent or otherwise) to which the Company or any of its Subsidiaries is a party, in each case pursuant to which any Person is entitled to receive any payment from the Company or any

Subsidiary of the Company based in whole or in part on the value of any shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries, (v) bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which the Company’s shareholders may vote or shareholder agreements, voting trusts or similar agreements with any Person to which the Company or any of its Subsidiaries is a party, including any such agreements or trusts (A) restricting the transfer of the shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries or (B) affecting the voting rights of shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries and (vi) obligations of the Company or any of its Subsidiaries to repurchase, redeem or otherwise acquire shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries, or any securities representing the right to purchase or otherwise receive any shares in the share capital, equity interests or other ownership or voting interests of the Company or any of its Subsidiaries.

Section 3.4 Subsidiaries. Section 3.4 of the Company Disclosure Letter lists all of the Subsidiaries of the Company, and for each Subsidiary of the Company, the state or country of formation. All of the issued and outstanding shares of capital stock or equivalent equity interests of each of the Company’s Subsidiaries are (i) owned of record and beneficially, directly or indirectly, by the Company free and clear of all Liens (other than Permitted Liens) and (ii) duly authorized and validly issued and are fully paid, nonassessable and free of preemptive rights. Except for the direct or indirect Subsidiaries of the Company and investments in marketable securities and cash equivalents, neither the Company nor any of its Subsidiaries (i) owns directly or indirectly any shares of capital stock, equity interests or other ownership or voting interests, or any securities or obligations convertible into or exchangeable or exercisable for such shares or interests, in any Person or (ii) has any obligation or has made any commitment to acquire any shares in the share capital, equity interests or other ownership or voting interests in any Person or to provide funds to or make any investment (in the form of a loan, capital contribution or otherwise) in any Person, except as expressly contemplated by Section 5.10(a).

Section 3.5 No Breach. The execution, delivery and performance of this Agreement by the Company and the consummation of the Transactions do not and will not (a) conflict with or violate any provision of the (i) Company Organizational Documents or (ii) the organizational documents of any Subsidiary of the Company, (b) assuming compliance with the matters referred to in Section 3.6, conflict with or violate any Law, order, judgment or decree to which the Company, its Subsidiaries or any of their properties or assets is subject, except any conflicts, violations, breaches, defaults or other occurrences which, have not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, or (c) assuming compliance with the matters referred to in Section 3.6, conflict with or result in any breach of any provision of, or loss of any benefit, or constitute a default (with or without notice or lapse of time, or both) under, result in a violation of, give rise to a right of termination, cancellation or acceleration of or require the Consent of, notice to or filing with any third party pursuant to any of the terms or provisions of any Contract to which the Company or any of its Subsidiaries is a party or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, or result in the creation of a Lien, other than any Permitted Liens, upon any of the property or assets of the Company or any of its Subsidiaries, except, as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.6 Consents. Except for (a) the applicable requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the “HSR Act”) and any other Antitrust Laws of other jurisdictions, (b) applicable requirements of the Exchange Act and the Securities Act, (c) any filings required by, or compliance with the rules and regulations of, Nasdaq or the New York Stock Exchange, (d) the filing of applications, registrations, declarations, listings, reports, submissions, amendments, modifications, consents, approvals, clearances, authorizations, notices and other documents, as required by the FDA, the U.S. Drug Enforcement Administration and any other federal, state, local or foreign Governmental Body that is concerned with or regulates the marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of medical devices or is concerned with or regulates public health care programs, (e) any filings with the relevant authorities of other states in which the Company or any of its Subsidiaries is qualified to do business or state securities or “blue sky”

laws of various states, and (f) any notices, reports or other filings to be made by Wave Luxembourg and Wave Bermuda in connection with the Mergers, neither the Company nor any of its Subsidiaries are required to submit any material notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance by them of this Agreement or the consummation of the Transactions. Other than the approvals to be sought at the EGM as described in Section 2.4(a)(i)-(viii) or as stated in the immediately preceding sentence in clauses (a) – (f), no consent, approval, license, permit, waiver, order or authorization (a “Consent”) of, registration, declaration or filing with or notice to any Governmental Body or any other party or Person is required to be obtained or made by or with respect to the Company or any of its Subsidiaries in connection with its execution, delivery and performance of this Agreement or the consummation of the Transactions, except for those Consents, registrations, declarations, filings or notices the failure of which to be obtained or made has not, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

Section 3.7 SEC Reports; Disclosure Controls and Procedures.

(a) Since January 1, 2017, the Company has timely filed with (or furnished to) the SEC all forms, reports, schedules, statements, exhibits and other documents (including exhibits, financial statements and schedules thereto and all other information incorporated therein and amendments and supplements thereto) required to be filed (or furnished) by the Company under the Exchange Act or the Securities Act (collectively, the “Company SEC Documents”). No Subsidiary of the Company is required to file any form, report or other document with the SEC. As of their respective filing (or furnishing) dates (or, if amended, supplemented or superseded by a filing prior to the date of this Agreement, then on the date of such amendment, supplement or superseding filing): (i) each of the Company SEC Documents complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as in effect on the date so filed (or furnished), and (ii) at the time of filing, none of the Company SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Company SEC Document that is a registration statement as of the date such registration statement or amendment became effective prior to the date of this Agreement, did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading. As of the date of this Agreement, there are no amendments or modifications to Company SEC Documents that were required to be filed with (or furnished to) the SEC prior to the date of this Agreement, but that have not yet been filed with (or furnished to) the SEC.

(b) The financial statements (not including the Dutch statutory accounts) contained in the Company SEC Documents (i) complied in all material respects with the applicable accounting requirements and with the published rules and regulations of the SEC applicable thereto, (ii) were prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the Exchange Act) and (iii) fairly presented in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries as of the respective dates thereof and the consolidated shareholders’ equity, results of operations and cash flows of the Company and its consolidated Subsidiaries for the periods covered thereby (subject, in the case of unaudited statements, to the absence of footnote disclosure and to normal and recurring year-end audit adjustments which, individually or in the aggregate, are not material in amount). The Company’s statutory accounts filed with the Trade Register in Amsterdam, the Netherlands are prepared in all material respects in accordance with International Financial Reporting Standards.

(c) The Company has designed and maintains a system of internal control over financial reporting (as defined in Rules 13a–15(f) and 15d–15(f) of the Exchange Act) sufficient to provide reasonable assurance regarding the reliability of the Company’s financial reporting. The Company has designed and maintains disclosure controls and procedures (as defined in Rules 13a–15(e) and 15d–15(e) of the Exchange Act) to ensure that all information required to be disclosed by the Company in the reports that it files or submits under the

Exchange Act is recorded, processed, summarized and reported within the time periods specified in the SEC’s rules and forms and is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure and has designed and maintains controls and procedures designed to enable the principal executive officer and principal financial officer of the Company to make the certifications required by Section 302 and Section 906 of Sarbanes-Oxley with respect to such reports. The Company has disclosed, based on its most recent evaluation of its disclosure controls and procedures and internal control over financial reporting prior to the date of this Agreement, to the Company’s auditors and the audit committee of the Company Board (and made available to Parent a summary of the significant aspects of such disclosure, if any) (i) any “significant deficiencies” and “material weaknesses” (as such terms are defined in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement) in the design or operation of its internal control over financial reporting that are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information and (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since December 30, 2018, any material change in internal control over financial reporting required to be disclosed in any Company SEC Document has been so disclosed.

(d) Since January 1, 2017, (i) neither the Company nor any of its Subsidiaries nor, to the Knowledge of the Company, any director, officer, employee, auditor, accountant or Representative of the Company or any of its Subsidiaries has received any material written or, to the Knowledge of the Company, oral complaint, allegation, assertion or claim regarding the accounting, auditing practices, procedures, methodologies or methods of the Company or any of its Subsidiaries or their respective internal accounting controls or any material complaint, allegation, assertion or claim that the Company or any of its Subsidiaries has engaged in questionable or unlawful accounting or auditing practices and (ii) no attorney representing the Company or any of its Subsidiaries, whether or not employed by the Company or any of its Subsidiaries, has reported evidence of a violation of securities Laws, breach of fiduciary duty or similar violation by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents to the Company Board or any committee thereof or to the general counsel or chief executive officer of the Company pursuant to the rules of the SEC adopted under Section 307 of Sarbanes-Oxley.

(e) Prior to the date of this Agreement, the Company has made available to Parent complete and correct copies of all comment letters from the SEC since January 1, 2017 through the date of this Agreement with respect to any of the Company SEC Documents, together with all written responses of the Company thereto. As of the date of this Agreement, there are no outstanding or unresolved comments in comment letters received from the SEC staff with respect to any of the Company SEC Documents, and, to the Knowledge of the Company, none of the Company SEC Documents is subject to ongoing SEC review.

(f) To the Knowledge of the Company, as of the date of this Agreement, there are no (i) SEC inquiries or investigations or (ii) other inquiries or investigations by Governmental Bodies or internal investigations pending or threatened, in each case regarding any accounting practices of the Company or any of its Subsidiaries or any malfeasance by any director or executive officer of the Company or any of its Subsidiaries. Since January 1, 2017 through the date of this Agreement, there have been no material internal investigations regarding accounting, auditing or revenue recognition discussed with, reviewed by or initiated at the direction of the chief executive officer, chief financial officer, chief accounting officer or general counsel of the Company, the Company Board or any committee thereof.

(g) Neither the Company nor any of its Subsidiaries is a party to, or has any commitment to become a party to, any joint venture, off-balance sheet partnership or any similar Contract (including any Contract or arrangement relating to any transaction or relationship between or among the Company and any of its Subsidiaries, on the one hand, and any unconsolidated affiliate, on the other hand), including any structured finance, special purpose or limited purpose entity or Person, or any “off-balance sheet arrangements” (as defined in Item 303(a) of Regulation S-K under the Securities Act), where the result, purpose or effect of such Contract is to avoid disclosure of any material transaction involving, or material liabilities of, the Company or any of its

Subsidiaries in the Company SEC Documents (including any audited financial statements and unaudited interim financial statements of the Company included therein).

Section 3.8 No Undisclosed Liabilities. Except (a) as and to the extent disclosed or reserved against on the unaudited consolidated balance sheet of the Company as of June 30, 2019 that is included in the Company SEC Documents, (b) as incurred after June 30, 2019 in the ordinary course of business consistent with past practice, (c) incurred in connection with this Agreement or the Transactions or professional fees and other similar costs and expenses incurred in connection with negotiations with other entities regarding similar potential transactions or (d) as set forth in Section 3.8 of the Company Disclosure Letter, the Company, together with its Subsidiaries, does not have any material liabilities or obligations of any nature, whether known or unknown, absolute, accrued, contingent or otherwise and whether due or to become due, in each case whether or not required by GAAP to be reflected or reserved against in the consolidated balance sheet of the Company and its Subsidiaries (or disclosed in the notes to such balance sheet).

Section 3.9 Absence of Certain Developments. From the Company Balance Sheet Date to the date of this Agreement, there has not been any event, circumstance, occurrence, effect, fact, development or change that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Except in connection with the Transactions or as set forth on Section 3.9 of the Company Disclosure Letter, since the Company Balance Sheet Date, the Company and its Subsidiaries have carried on and operated their respective businesses in all material respects in the ordinary course of business consistent with past practice, and neither the Company nor its Subsidiaries has taken, committed or agreed to take any actions that would have been prohibited by Section 5.1(b) (other than Section 5.1(b)(ii), (iii), (vi), (vii) (solely with respect to Subsidiaries of the Company), (x) and (xvii)) if such covenants had been in effect as of the Company Balance Sheet Date.

Section 3.10 Compliance with Laws.

(a) The Company and its Subsidiaries are, and have been since January 1, 2017, in compliance, in all material respects, with all Laws applicable to them, any of their properties or other assets or any of their business or operations.

(b) Since January 1, 2017, (i) neither the Company nor any of its Subsidiaries has received any written notice or, to the Knowledge of the Company, oral notification from any Governmental Body that alleges (A) any material violation or noncompliance (or reflects that the Company or any of its Subsidiaries is under investigation or the subject of an inquiry by any such Governmental Body for such alleged noncompliance) with any applicable Law or Permits or (B) any material fine, assessment or cease and desist order, or the suspension, revocation or limitation or restriction of any material Company Permit, and (ii) neither the Company nor any of its Subsidiaries has entered into any material agreement or settlement with any Governmental Body with respect to its alleged noncompliance with, or violation of, any applicable Law.

(c) Since January 1, 2017, the Company and each of its Subsidiaries have timely filed all material regulatory reports, schedules, statements, documents, filings, submissions, forms, registrations and other documents, together with any amendments required to be made with respect thereto, that each was required to file with any Governmental Body, including state health and regulatory authorities and any applicable federal regulatory authorities, and have timely paid all fees and assessments due and payable in connection therewith. All such documents were true and correct in all material respects as of the date of submission, and any updates, changes, corrections or modification to such documents required under applicable Laws have been submitted to the Governmental Body.

(d) The Company and each of its officers and directors are in compliance in all material respects with, and have since January 1, 2019 complied in all material respects with, (i) the applicable provisions of the Sarbanes-Oxley Act of 2002 and the related rules and regulations promulgated under such act (“Sarbanes-

Oxley”) or the Exchange Act and (ii) the applicable listing and corporate governance rules and regulations of Nasdaq.

Section 3.11 Title to Tangible Properties; Real Property.

(a) The Company and its Subsidiaries, as applicable, have good and valid title to, or hold pursuant to good, valid and enforceable leases or other comparable contract rights, all of the tangible personal property and other tangible assets necessary for the conduct of the business of the Company and its Subsidiaries, taken as a whole, as currently conducted, in each case free and clear of any Liens (other than Permitted Liens), except where the failure to do so has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

(b) The real property described in Section 3.11(b) of the Company Disclosure Letter (the “Company Leased Real Property”) is a true and complete list of all the leases, subleases, licenses or similar use or occupancy agreements (including any amendments, extensions and modifications thereto, each, a “Lease”) pursuant to which the Company or its Subsidiaries leases, subleases or otherwise uses or occupies the Company Leased Real Properties as of the date of this Agreement. Except as would not be material to the Company and its Subsidiaries, taken as a whole, the Company and its Subsidiaries have valid leasehold interests under each of the Leases, in each case free and clear of any Liens (other than Permitted Liens). Except as disclosed in Section 3.11(b) of the Company Disclosure Letter or as has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, the Company or one of its Subsidiaries has performed all material obligations required to be performed by it to date under each Lease. There are no outstanding options, rights of first offer or rights of first refusal in favor of any other party to purchase or lease the Company Leased Real Property or any portion thereof or interest therein (except as disclosed in Section 3.11(b) of the Company Disclosure Letter).

(c) With respect to the real property owned by the Company or any of its Subsidiaries (the “Company Owned Real Property” and, together with the Company Leased Real Property, the “Company Real Property”), either the Company or a Subsidiary of the Company has good and valid title to such Company Owned Real Property, free and clear of all Liens other than any Permitted Liens. Section 3.11(c) of the Company Disclosure Letter sets forth a true, complete and correct list of all Company Owned Real Property as of the date of this Agreement. Neither the Company nor any of its Subsidiaries is a lessor or grantor under any lease or other similar instrument granting to any other Person any right to the possession, lease or occupancy of any Company Owned Real Property or portion thereof.

(d) There are no leases, subleases, licenses, occupancy agreements, consents, assignments, purchase agreements or other contracts granting to any person (other than the Company or its Subsidiaries) the right to use or occupy the Company Real Property or any portion thereof, and no other Person (other than the Company and its Subsidiaries) is in possession of the Company Real Property or any portion thereof.

(e) Neither the Company nor any of its Subsidiaries has received any written notice of any material appropriation, condemnation or like proceeding, or of any material violation of any applicable zoning or land use Law or other Law relating to or affecting any of the Company Real Property. To the Knowledge of the Company, (i) there are no pending or threatened proceedings to condemn the Company Real Property or to take by power of eminent domain or other governmental power the Company Real Property and (ii) the Company Real Property is in compliance in all material respects with applicable Laws, permits, zoning, regulations and restrictive covenants applicable to such property.

Section 3.12 Tax Matters.

(a) (i) The Company and its Subsidiaries have timely filed (taking into account any applicable extensions) all material income Tax Returns and all other material Tax Returns required to be filed by them,

(ii) such Tax Returns are true, complete and correct in all material respects, (iii) the Company and its Subsidiaries have paid all material Taxes due and owing (whether or not shown on such Tax Returns), except for Taxes which are being contested in good faith through appropriate proceedings and for which adequate reserves have been established in accordance with GAAP, (iv) the Company and its Subsidiaries have duly kept all records that they must keep for Tax purposes or which are needed to substantiate any claim made or position taken in relation to Tax, (v) as of the date of the Company Balance Sheet Date, any material liability of the Company or any of its Subsidiaries for accrued Taxes not yet due and payable, or which are being contested in good faith through appropriate proceedings, has been provided for in the financial statements of the Company in accordance with GAAP and (vi) any Taxes incurred after the date of the Company Balance Sheet Date were incurred in the ordinary course of business consistent with past practice.

(b) There are no liens for a material amount of Taxes upon any of the assets of the Company or any of its Subsidiaries other than Permitted Liens. The Company and its Subsidiaries have withheld and paid all material Taxes required to have been withheld and paid in connection with any amounts paid or owing to any employee, independent contractor, creditor, shareholder or other third party. Neither the Company nor any of its Subsidiaries has been a party to any “listed transaction” within the meaning of Treasury Regulation Section 1.6011-4 (or any similar provision of applicable law).

(c) As of the date of this Agreement, neither the Company nor its Subsidiaries have received within the past three years a written claim from any Governmental Body in a jurisdiction where the Company or any of its Subsidiaries does not currently file a Tax Return that it is or may be subject to taxation by that jurisdiction in respect of Taxes that would be covered by or the subject of such Tax Return, which claim has not been resolved in full.

(d) No U.S., federal, state, local or foreign Tax Actions are pending or being conducted, or to the Knowledge of the Company as of the date of this Agreement, are being threatened in respect of material Taxes of the Company or any of its Subsidiaries.

(e) There is no outstanding request for any extension of time for the Company or any of its Subsidiaries to pay any material Tax or file any material Tax Return, other than any such request made in the ordinary course of business or regular filing extensions. No deficiencies for a material amount of Taxes have been claimed, proposed, assessed in writing or, to the Knowledge of the Company as of the date of this Agreement, have been threatened, against the Company or any of its Subsidiaries by any Governmental Body that have not been fully paid, settled or withdrawn.

(f) Neither the Company nor any of its Subsidiaries has material liability for the Taxes of any Person (other than the Company or its Subsidiaries) under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or non-U.S. law), as a transferee or successor, by contract or otherwise (other than any commercial agreements entered into in the ordinary course of business that do not relate primarily to Taxes).

(g) Within the last two years, none of the Company or any of its Subsidiaries has been a “distributing corporation” or “controlled corporation” in any transaction intended to qualify under Section 355 of the Code.

(h) Neither the Company nor any of its Subsidiaries will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law) executed on or prior to the Closing Date.

(i) The Company has made available to Parent and Buyer true and complete copies of all Tax rulings issued by and Tax agreements with any Governmental Body, including relevant correspondence in respect thereof, that will remain in effect or apply for any period after the Closing Date and, to the Knowledge of the Company, there is no basis for revocation of such Tax rulings and agreements, and the Company has made available to Parent and Buyer true and complete copies of all examination reports and statements of deficiencies with respect to material amounts of Taxes assessed against or agreed to by the Company or any of its Subsidiaries, in each case, filed or received since December 27, 2015.

(j) Neither the Company nor any of its Subsidiaries is treated as a “surrogate foreign corporation” as defined in Section 7874(a)(2)(B) of the Code or a domestic corporation as a result of the application of Section 7874(b) of the Code.

(k) Notwithstanding any other provision of this Agreement except for Section 3.12(j), nothing in this Agreement will be construed as providing a representation or warranty with respect to (i) the amount of any net operating losses, Tax credit or capital loss carryovers that are available to the Company or any of its Subsidiaries or have been reported by the Company or any of its Subsidiaries for any federal, state or other Tax purposes, or (ii) any limitation on use by the Company or any of its Subsidiaries of any net operating losses, Tax credit or capital loss carryovers that might apply either before or after the Closing Date under Code Section 382 or any other applicable limitations under any Tax Laws.

(l) The Company and its Subsidiaries are only treated as resident for Tax purposes in the countries of their incorporation under the applicable Law of such countries.

(m) To the Knowledge of the Company, as of the date of this Agreement, neither the Company nor its Subsidiaries has received within the past three years a written claim from any Governmental Body stating that it has not complied with all terms and conditions of an exemption from or reduction of Tax, that it has claimed.

Section 3.13 Contracts and Commitments.

(a) As of the date of this Agreement, other than as set forth in Section 3.13(a) of the Company Disclosure Letter, neither the Company, any of its Subsidiaries nor any of their respective assets or properties is a party to or bound by any:

(i) “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the SEC) with respect to the Company or any of its Subsidiaries that was required to be, but has not been, filed with the SEC with the Company’s Annual Report on Form 10-K for the year ended December 30, 2018, or any Company SEC Documents filed after the date of filing of such Form 10-K until one (1) Business Day prior to date of this Agreement;

(ii) Contract (A) relating to the disposition or acquisition by the Company or any of its Subsidiaries of a material amount of assets (1) after the date of this Agreement, other than the sale of inventory in the ordinary course of business consistent with past practice, or (2) prior to the date of this Agreement, that contains any ongoing obligations (including sale of inventory, indemnification, “earn-out” or other contingent obligations or payments) that are still in effect that would reasonably be expected to be in excess of $2,500,000 or (B) pursuant to which the Company or any of its Subsidiaries will acquire any ownership interest in any other person or other business enterprise other than the Company’s Subsidiaries;

(iii) Contract providing for the employment, engagement, retention or termination of any Person on a full-time, part-time, material independent contractor, temporary or other basis or otherwise providing compensation or other benefits to any officer, director, employee or material independent contractor, other than Contracts terminable by the Company for any reason upon less than thirty (30) days’ notice without incurring any liability (other than any Company Plan);

(iv) collective bargaining agreement or other Contract with any labor union, labor or trade organization, works council or other employee representative body (other than any statutorily mandated agreement in non-U.S. jurisdictions);

(v) Contract establishing any research and development collaboration, joint venture, partnership, alliance, or similar arrangement, or that imposes any co-promotion obligations with respect to any product or product candidate of the Company or any of its Subsidiaries (it being understood that the foregoing excludes any service or product development Contracts with health care providers entered into in the ordinary course of business consistent with past practice);

(vi) Contract described in sub-clause (xv) or (xvi) of this Section 3.13(a) (A) prohibiting, restricting or limiting, or that purports to prohibit, restrict or limit, the right of the Company or any of its Subsidiaries to compete or to engage in any line or type of business or to conduct business with any Person or in any geographical area, (B) obligating the Company or any of its Subsidiaries to purchase or otherwise obtain any product or service exclusively from a single party, to purchase a specified minimum amount of goods or services, sell any product or service exclusively to a single party or conduct any business on an exclusive basis with any third Person or (C) under which any Person has been granted the right to manufacture, sell, market or distribute any product of the Company or any of its Subsidiaries on an exclusive basis to any Person or group of Persons or in any geographical area;

(vii) Contracts in respect of Indebtedness of $2,500,000 or more, other than (A) accounts receivables and payables and (B) loans to direct or indirect wholly owned Subsidiaries or other loans between or among the Company and its direct or indirect wholly owned Subsidiaries or between or among the Company’s Subsidiaries and Affiliates, in each case in the ordinary course of business consistent with past practice;

(viii) Contract (other than any Company Plan) between the Company, on the one hand, and any Affiliate of the Company (other than a Subsidiary of the Company), on the other hand;

(ix) Contract relating to the voting or registration of any securities;

(x) Contract containing a right of first refusal, right of first negotiation, right of first offer, put, call, redemption, repurchase or similar right with respect to any equity interests, properties or assets that have a fair market value or purchase price of more than $2,500,000 in favor of a party other than the Company or its Subsidiaries;

(xi) Contract under which the Company or any of its Subsidiaries is expected to make annual expenditures or receive annual revenues in excess of $3,000,000 during the current or a subsequent fiscal year;

(xii) Settlement agreements, or agreements entered into in connection with settlement agreements, corporate integrity agreements, consent decrees, deferred prosecution agreements, or other similar types of agreements with Governmental Bodies that have existing or contingent performance obligations;

(xiii) Contracts of the Company or any of its Subsidiaries relating to the settlement of any litigation proceeding that provide for any continuing material obligations on the part of the Company or any of its Subsidiaries;

(xiv) Contracts of the Company or any of its Subsidiaries that prohibit, limit or restrict the payment of dividends or distributions in respect of the share capital of the Company or any of its Subsidiaries or otherwise prohibit, limit or restrict the pledging of share capital of the Company or any of its Subsidiaries or prohibit, limit or restrict the issuance of guarantees by the Company or any of its Subsidiaries, other than the Company Equity Plans or any Contracts evidencing awards granted under the Company Equity Plans;

(xv) Contracts with third-party manufacturers or suppliers for the manufacture or supply of materials or products in the supply chain for Products that involve payments in excess of $2,000,000 during the current fiscal year or that involve payments that are reasonably expected to be in excess of $2,000,000 in a subsequent fiscal year;

(xvi) an agency, sales, marketing, commission, distribution, international or domestic sales representative or similar Contract involving payments in excess of $3,000,000 during the current fiscal year or are reasonably expected to in a subsequent fiscal year;

(xvii) Contract that creates or would create a Lien (other than a Permitted Lien) on any material asset or property of the Company or any of its Subsidiaries;

(xviii) IP Contracts;

(xix) Hedging, derivative or similar Contract (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any similar Contract designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);

(xx) Contract which provides for a loan or advance of any amount to any employee of the Company or any temporary agency employee, consultant or other independent contractor of the Company or any of its Subsidiaries, in each case, in excess of $100,000 individually, other than the ordinary course of business;

(xxi) Contract described in sub-clauses (i) through (xx) with any Governmental Body, except for commercial tenders made outside of the United States in the ordinary course of business; or

(xxii) Contract to enter into any of the foregoing.

Each such Contract described in sub-clauses Section 3.13(a)(i) through Section 3.13(a)(xxii) above of this Section 3.13(a) or excluded therefrom due to the exception of being filed as an exhibit to the Company SEC Documents, together with each Lease, is referred to herein as a “Company Material Contract.”

(b) Except as set forth in Section 3.13(b) of the Company Disclosure Letter, true, correct and complete copies of all written Company Material Contracts, together with all material amendments, waivers or other changes thereto have been made available to Parent, and a true, correct and complete written summary setting forth the terms and conditions of each oral Company Material Contract has been made available to Parent.

(c) Except as would not be material to the Company and its Subsidiaries, taken as a whole, neither the Company nor any of its Subsidiaries (A) is in violation or breach of or default (with or without notice or lapse of time or both) under the terms of any Company Material Contract or (B) has waived, failed to enforce or assigned any rights or benefits under any Company Material Contract. Each Company Material Contract is in full force and effect and is a legal, valid and binding agreement of, and enforceable against, the Company or any of its Subsidiaries, and, to the Knowledge of the Company, each other party thereto. As of the date of this Agreement, no party to any Company Material Contract has given any written notice of termination or cancellation of any Company Material Contract or that it intends to seek to terminate or cancel any Company Material Contract (whether as a result of the Transactions or otherwise).

Section 3.14 Intellectual Property.

(a) Section 3.14(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all (i) Patents, (ii) Trademarks (excluding internet domain names) and (iii) Copyrights, in each instance, that are owned (or purported to be owned) by the Company or any of its Subsidiaries and that have been registered with a Governmental Body, or with respect to which the Company or any of its Subsidiaries has filed an application for registration, except for any such Patents, Trademarks (excluding internet domain names) or Copyrights that have been abandoned by the Company or any of its Subsidiaries as of the date of this Agreement in the normal course of business (collectively, “Company Registered Intellectual Property”), indicating for each such item in (i), (ii) and (iii), as applicable and as of the date of this Agreement, the name of the current record holder(s), the jurisdiction of application/registration, the application/registration number and the filing/issuance date. Section 3.14(a)(iv) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all internet domain names with respect to which the Company or any of its Subsidiaries are the registrant. All Company Registered Intellectual Property and, to the Knowledge of the Company, the Patents and registered or applied-for Trademarks and Copyrights included in the Company Exclusively In-Licensed IP are subsisting. To the Knowledge of the Company, all Company Registered Intellectual Property and all Company Exclusively In-Licensed IP that is registered is valid and enforceable.

(b) The Company or its applicable Subsidiary is the sole and exclusive beneficial and record owner of all rights, title and interests in the Owned Intellectual Property (including all Company Registered Intellectual Property), free and clear of all Liens (except for Permitted Liens, licenses granted under the IP Contracts and Liens set forth in Section 3.14(b)(i) of the Company Disclosure Letter). Except as set forth in Section 3.14(b)(ii) of the Company Disclosure Letter, since January 1, 2017, the Company and its Subsidiaries have not transferred any Patents to any third Person. The Company and its Subsidiaries own or otherwise possess legally sufficient rights to use all Intellectual Property used in connection with the conduct of the Company’s and any of its Subsidiary’s businesses as of the Closing; provided, however, that the foregoing will not be interpreted as a representation of non-infringement of third-party Intellectual Property, which is dealt with exclusively in Section 3.14(d) below.

(c) Section 3.14(c) of the Company Disclosure Letter sets forth, as of the date of this Agreement, a list of all registered or applied-for Company Exclusively In-Licensed IP. To the Knowledge of the Company, the rights, licenses and interests of the Company or any of its Subsidiaries in and to all Company Exclusively In-Licensed IP are free and clear of all Liens or similar restrictions that materially restrict the use of the Company Exclusively In-Licensed IP where such Liens or similar restrictions are the result of an action by the Company or any of its Subsidiaries, other than Permitted Liens and restrictions contained in the applicable agreements with the licensor of such Company Exclusively In-Licensed IP.

(d) To the Knowledge of the Company, since January 1, 2017, the conduct of the Company’s business and its Subsidiaries’ businesses has not misappropriated, infringed or otherwise violated the Intellectual Property of any Person, except as would not reasonably be expected to have a Company Material Adverse Effect. Since January 1, 2017, neither the Company nor any of its Subsidiaries has received any written notice from any Person claiming any, misappropriation, infringement or other violation of the Intellectual Property of any Person.

(e) Since January 1, 2017, (i) to the Knowledge of the Company, no Person has misappropriated, infringed or otherwise violated any Owned Intellectual Property or any Company Exclusively In-Licensed IP, except as would not reasonably be material to the Company and its Subsidiaries, taken as a whole and (ii) no written claims are pending or, to the Knowledge of the Company, threatened, against the Company or any of its Subsidiaries challenging the Company’s or any of its Subsidiaries’ ownership of, or the validity or enforceability of, any Owned Intellectual Property or, to the Knowledge of the Company, any Company Exclusively In-Licensed IP. No item of Company Registered Intellectual Property or, to the Knowledge of the Company, Company Exclusively In-Licensed IP has been held to be invalid or unenforceable in a court decision or other proceeding.

(f) Except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, (i) since January 1, 2017, neither the Company nor any of its Subsidiaries has received any written request or demand under any Contract to indemnify, defend, hold harmless or reimburse any other Person with respect to, or otherwise assumed or agreed to discharge or otherwise take responsibility for, any existing or potential claim of misappropriation, infringement or other violation of Intellectual Property, (ii) since January 1, 2017, neither the Company nor any of its Subsidiaries has submitted or tendered any written request or demand under any Contract for a third Person to indemnify, defend, hold harmless or reimburse the Company or any of its Subsidiaries with respect to, or otherwise to assume or agree to discharge or otherwise take responsibility for, any existing or potential claim of misappropriation, infringement or other violation of Intellectual Property, and (iii) no Action regarding any existing or potential claim of misappropriation, infringement or other violation of

Intellectual Property is pending or, to the Knowledge of the Company, threatened against the Company or any of its Subsidiaries or against any other Person who is or may be entitled to be indemnified, defended, held harmless or reimbursed by the Company or any of its Subsidiaries with respect to any such Action.

(g) To the Knowledge of the Company, each current and former employee and independent contractor of the Company or any of its Subsidiaries who was or is involved in the invention, creation, development, design or modification of any Intellectual Property that is material to the Company’s or any of its Subsidiaries’ businesses has executed a valid and binding written agreement expressly assigning to the Company or any of its Subsidiaries, as applicable, all rights, title, and interests in, to and under all such Intellectual Property.

(h) To the Knowledge of the Company, each current and former employee of the Company or any of its Subsidiaries, each current and former independent contractor of the Company or any of its Subsidiaries and any other third parties with access to any confidential information that is material to the businesses of the Company or any of its Subsidiaries is subject to a written nondisclosure or other confidentiality agreement requiring them to maintain the confidentiality of such information and use such information only for the benefit of the Company or its Subsidiaries, as applicable. The Company and its Subsidiaries have taken reasonable steps to prevent the unauthorized disclosure or use of its and their material Trade Secrets. To the Knowledge of the Company, there has been no material unauthorized access, disclosure or use of any material Trade Secrets that are Owned Intellectual Property or Company Exclusively In-Licensed IP, or any material Trade Secrets disclosed to the Company or its Subsidiaries for which the Company or any of its Subsidiaries had or has an obligation of secrecy, against unauthorized access, disclosure or misuse.

(i) (i) No funding, facilities, resources or personnel of any Governmental Body or any university, college or other educational institution were used by any Person to develop or create or reduce to practice, in whole or in part, any Owned Intellectual Property or, to the Company’s Knowledge, any Company Exclusively In-Licensed IP. (ii) Neither the Company nor any of its Subsidiaries is now, or has since January 1, 2017 been, a member or promoter of, or a contributor to, any industry standards body or any similar organization that requires or obligates the Company or any of its Subsidiaries, to grant or offer to any other Person any license or right to any Owned Intellectual Property or Company Exclusively In-Licensed IP. (iii) None of the Patents included in the Owned Intellectual Property are subject to any declaration that obligates the Company or any of its Subsidiaries to grant a license, covenant not to sue, immunity or other right under any Owned Intellectual Property on reasonable and non-discriminatory (RAND) or fair reasonable and non-discriminatory (FRAND) terms.

(j) None of the Products (i) contain any Software bug, defect or error that adversely affects the use, functionality, or performance of such Products or (ii) fails to comply with any applicable Software warranty relating to the use, functionality or performance of such Products, in each case ((i) and (ii)) except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole. Since January 1, 2017, no written claims have been asserted against the Company, any of its Subsidiaries or, to the Company’s Knowledge, any of its or their customers, suppliers or distributors related to the Products alleging any material defects, malfunctions or nonconformities, nor have there been any written threats thereof (excluding, in each case, ordinary course support claims), in each case of the foregoing except as would not be material to the Company and its Subsidiaries, taken as a whole.

(k) With regard to material proprietary Software that is incorporated into, or otherwise necessary to use, any Products: (i) neither the Company nor any of its Subsidiaries has assigned, delivered, licensed or made available, and does not have any obligation to assign, deliver, license or make available, the source code for any such Software to any Person, including any escrow agent or similar Person; (ii) since January 1, 2017, neither the Company nor any of its Subsidiaries has experienced any defects or disruptions in such Software, including any error or omission in the processing of any transactions that have not been corrected, except as would not reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole; (iii) to the Knowledge of the Company, no such Software contains any code that disrupts, disables, harms or otherwise impedes in any manner the operation of, or provides unauthorized access to, a computer system or network or other device on which such code is stored or installed, or damages or destroys data or files without the user’s consent; and (iv) current copies of the source code for all such Software are recorded on machine readable media and clearly identified and securely stored (together with the applicable documentation) by the Company or any of its Subsidiaries.

(l) Except as would not be material to the Company and its Subsidiaries, taken as a whole, to the Knowledge of the Company, no proprietary Software that is contained in or distributed with any Products is combined with, derived from, distributed with or was developed using any Open Source Code in a manner that: (i) imposes a requirement or condition that the Company or any of its Subsidiaries grant a license under its Patent rights; (ii) imposes a requirement or condition that any such Software or portion thereof (A) be disclosed or distributed in source code form, (B) be licensed for the purpose of making modifications or derivative works or (C) be redistributable at no charge; or (iii) otherwise imposes any other material limitation, restriction, or condition on the right or ability of the Company or any of its Subsidiaries to use or distribute any such Software. To the Knowledge of the Company, the Company and its Subsidiaries are in compliance with all applicable Open Source Licenses in all material respects.

(m) Since January 1, 2017, (i) to the Company’s Knowledge, there have been no material security breaches in the information technology systems used by or on behalf of the Company or any of its Subsidiaries and (ii) except as would not reasonably be expected to have a Company Material Adverse Effect, there have been no disruptions in any such information technology systems. The Company has used commercially reasonable efforts to evaluate the disaster recovery and backup needs of the Company and its Subsidiaries and has implemented plans and systems that are reasonably designed to address its assessment risk.

Section 3.15 Litigation. As of the date of this Agreement, there are no material Actions pending or, to the Company’s Knowledge, no material Actions threatened in writing against the Company or any of its Subsidiaries or any asset or property of the Company or any of its Subsidiaries, at law or in equity, or before or by any Governmental Body, and neither the Company nor any of its Subsidiaries nor any asset or property of the Company or any of its Subsidiaries is subject to or in violation of any outstanding material judgment, injunction, rule, order or decree of any court or Governmental Body.

Section 3.16 Insurance. Section 3.16 of the Company Disclosure Letter sets forth each insurance policy (including policies providing casualty, liability, medical and workers compensation coverage) to which the Company or any of its Subsidiaries is currently a party. Each such insurance policy is in full force and effect, all premiums due thereon have been paid in full, and the Company and its Subsidiaries are in compliance with the terms and conditions of such insurance policy, and (i) neither the Company nor any of its Subsidiaries is in breach or default under any such insurance policy or has received written notice that they are in breach or default under any such insurance policy, (ii) no notice of cancellation or termination has been received by the Company or any of its Subsidiaries with respect to any such insurance policy and (iii) no event has occurred which, with notice or lapse of time, would constitute such breach or default, or permit termination, or modification, under any such insurance policy, except as would not be material to the Company and its Subsidiaries, taken as a whole.

Section 3.17 Employee Benefit Plans.

(a) Section 3.17 of the Company Disclosure Letter lists all material Company Plans.

(b) With respect to each material Company Plan, the Company has made available to Parent and Buyer true and complete copies of the following (as applicable) prior to the date of this Agreement: (i) the plan document, including all amendments thereto or, with respect to any unwritten plan, a summary of all material terms thereof, (ii) the summary plan description along with summaries of material modifications thereto, (iii) all related trust instruments or other funding-related documents, (iv) a copy of the most recent financial statements for the plan, (v) a copy of all material correspondence (other than correspondence in the ordinary course) with any Governmental Body relating to a Company Plan received or sent within the last three years and (vi) the most recent Internal Revenue Service determination or opinion letter.

(c) Each Company Plan that is intended to meet the requirements to be qualified under Section 401(a) of the Code is the subject of a favorable determination letter or is covered by a favorable opinion letter from the Internal Revenue Service, and to the Company’s Knowledge, there are no facts or circumstances that would reasonably be expected to jeopardize the qualification of such Company Plan. Except as would not reasonably be expected to result in material Liability to the Company, each Company Plan has complied in all material respects in form and in operation with its terms and with the requirements of the Code, the Employee Retirement Income Security Act of 1974 (“ERISA”), and other applicable Law. With respect to each Company Plan that is an “employee welfare benefit plan” as defined in Section 3(1) of ERISA that is self-insured, the Company has accrued on the Company financial statements for incurred but not reported claims in accordance with acceptable commercial practice and accounting standards. Neither the Company nor any of its Subsidiaries has a formal plan, written commitment, or proposal, whether legally binding or not, and has not made a commitment to employees, to create any additional Company Plan or modify or change any existing Company Plan other than changes in the ordinary course of business consistent with past practice and that would not reasonably be expected to result in additional material Liability to the Company.

(d) Except as would not reasonably be expected to result in material Liability to the Company, with respect to each Company Plan, (i) all required contributions to, and premiums payable in respect of, such Company Plan have been made or, to the extent not required to be made on or before the date of this Agreement, have been properly accrued on the Company’s financial statements in accordance with GAAP, and (ii) there are no Actions pending or, to the Company’s Knowledge, threatened, other than routine claims for benefits.

(e) None of the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has at any time during the six (6) years prior to the date of this Agreement sponsored or contributed to, or had any Liability or obligation in respect of, a plan that is or was at any relevant time (i) subject to Title IV of ERISA or Section 412 of the Code, (ii) a “multiemployer plan” within the meaning of Section 3(37) of ERISA, (iii) a “multiple employer plan” as described in Section 413(c) of the Code, (iv) a “multiple employer welfare arrangement” within the meaning of Section 3(40) of ERISA or (v) a “voluntary employees’ beneficiary association” (as defined in Section 501(c)(9) of the Code) or any other funded arrangement for the provision of health, other welfare, or fringe benefits. Except as set forth in Section 3.17(e) of the Company Disclosure Letter, none of the Company Plans obligates the Company or any of its Subsidiaries to provide a current or former officer, director, independent contractor or employee (or any spouse or dependent thereof) any life insurance or medical or health benefits after his or her termination of employment or service with the Company or any of its Subsidiaries, other than as required under Part 6 of Subtitle B of Title I of ERISA, Section 4980B of the Code or any other Law at the sole expense of the participant and coverage through the end of the month of termination of employment or service. None of the Company or any of its Subsidiaries has engaged in a non-exempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or breached any fiduciary duties with respect to any Company Plan that reasonably would be expected to subject the Company or any of its Subsidiaries to any material tax or penalty.

(f) Except as otherwise contemplated by this Agreement, neither the execution or delivery of this Agreement, nor the consummation of the Transactions, will, either individually or together with a termination of employment or service, (i) result in any payment (including severance, bonus or other similar payment) becoming due to any current or former officer, director, independent contractor or employee of the Company or any of its Subsidiaries, (ii) increase or otherwise enhance any benefits or compensation otherwise payable under any Company Plan, (iii) result in the acceleration of the time of payment or vesting of any payments or benefits under any Company Plan, (iv) require the Company or any of its Subsidiaries to set aside any assets to fund any benefits under any Company Plan, (v) result in the forgiveness in whole or in part of any outstanding loan made by the Company to any Person or (vi) result in the payment of any “excess parachute payment” within the meaning of Section 280G of the Code or in the imposition of an excise Tax under Section 4999 of the Code.

Within sixty (60) days following the date of this Agreement, the Company will complete and furnish to Parent an analysis, which will identify individuals who qualify as “disqualified individuals” under Section 280G of the Code and any payment to any such “disqualified individuals” that could constitute a “parachute payment” (as defined in Section 280G of the Code) and that may not be deductible for federal income Tax purposes by virtue of Section 280G of the Code. Neither the Company nor any of its Subsidiaries has any obligation to gross-up, indemnify or otherwise reimburse any individual with respect to any Tax, including under Sections 409A or 4999 of the Code.

(g) With respect to each Non-U.S. Plan, except as would not be expected to result in any material Liability to the Company or any of its Subsidiaries: (i) such Non-U.S. Plan is in compliance and has been administered at all times in compliance with the applicable provisions of the Laws of such jurisdiction in which such Non-U.S. Plan is established and the terms of the applicable Non-U.S. Plan; (ii) the Company and each of its Subsidiaries have complied with all applicable reporting and notice requirements, and such Non-U.S. Plan has obtained from the Governmental Body having jurisdiction with respect to such Non-U.S. Plan required determinations, if any, that such Non-U.S. Plan is in material compliance with the Laws of the relevant jurisdiction if such determinations are required in order to give effect to such Non-U.S. Plan; (iii) to the Knowledge of the Company, there are no pending investigations by any Governmental Body involving any Non-U.S. Plan; and (iv) other than as provided in this Agreement, the consummation of the contemplated transactions will not by itself create or together with another event result in any Liability with respect to such Non-U.S. Plan. Neither the Company nor any of its Affiliates has (i) ever been an employer in relation to, participated in or had any liability (whether prospective, contingent or otherwise) to or in respect of a Non-U.S. Plan constituting a defined benefit pension program or scheme or (ii) otherwise entered into any contractual arrangements, or given any promises or commitments, relating to providing defined benefit pension benefits to employees or officers (or former employees or officers) pursuant to any plan, program, agreement or arrangement that would constitute a Non-U.S. Plan. If required under applicable laws to be funded and/or book-reserved, such Non-U.S. Plan is funded and/or book-reserved, as appropriate, to the extent so required by applicable Laws. Each Non-U.S. Plan that is intended to qualify for tax-preferential treatment under applicable Laws so qualifies, except as could not reasonably be expected to result in a material Liability to the Company. Each Non-U.S. Plan required to be registered has been so registered

Section 3.18 Environmental Compliance and Conditions.

(a) Except for matters that would not be material to the Company and its Subsidiaries, taken as a whole:

(i) The Company and its Subsidiaries are, and, except for matters which have been fully resolved, have been, in compliance with all Environmental Laws;

(ii) The Company and each of the Companies Subsidiaries hold, and are in compliance with, all Permits required under Environmental Laws to operate their business at the Company Real Property as presently conducted;

(iii) Except for matters that are resolved, neither the Company nor any of its Subsidiaries has received any written claim, notice or complaint, or been subject to any Action from any Governmental Body or third party regarding any actual or alleged violation of Environmental Laws or any Liabilities or potential Liabilities under Environmental Laws, and, to the Knowledge of the Company, no such Action has been threatened; and

(iv) To the Company’s Knowledge, neither the Company nor any of its Subsidiaries has released any Hazardous Substance on, under or about the Company Real Property or any other real property now or formerly occupied or used by the Company or any of its Subsidiaries in a manner that reasonably would be expected to give rise to Liability for the Company or any of its Subsidiaries under any Environmental Laws.

(b) The Company has made available to Parent and Buyer all material and non-privileged reports, studies and audits in the Company possession prepared since January 1, 2017 and relating to the environmental condition of the Company Real Property or to the compliance of the Company or any of its Subsidiaries’ compliance with, or liability under, Environmental Laws.

Section 3.19 Employment and Labor Matters.

(a) Neither the Company nor any of its Subsidiaries is a party to, bound by or in the process of negotiating any collective bargaining agreement or other Contract with any labor union, labor or trade organization, works council or other employee representative body, there are no such agreements which pertain to employees of the Company or any of its Subsidiaries in existence or in negotiation, and no employees of the Company or any of its Subsidiaries are represented by any labor union, labor or trade organization, works council or other employee representative body. Neither the Company nor any of its Subsidiaries has experienced any picketing, strike, slowdown, work stoppage, lockout or material grievance, claim of unfair labor practices or other labor dispute since January 1, 2017. Neither the Company nor any of its Subsidiaries will incur any notice, consultation or consent obligations with respect to any labor union, labor or trade organization, works council or other employee representative body in connection with the execution of this Agreement or the consummation of the Transactions.

(b) (i) There are no, and since January 1, 2017 there have not been any, Actions or any material disputes pending or, to the Company’s Knowledge, threatened (A) between the Company or any of its Subsidiaries and any of their respective current or former officers, directors, employees, independent contractors, or applicants to any such positions or (B) by or before any Governmental Body against or affecting the Company or any of its Subsidiaries concerning employment-related matters, and (ii) there is no current, and since January 1, 2017 there has not been any, campaign to solicit cards from or otherwise organize employees of the Company or any of its Subsidiaries or to authorize a labor union, labor or trade organization, works council or other employee representative body to request that the National Labor Relations Board (or any other Governmental Body) certify or otherwise recognize such a body with respect to employees of the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries has been subject to an application by a labor union, labor or trade organization, works council or other employee representative body to be declared a common or related employer under labor relations legislation.

(c) The Company and its Subsidiaries are, and since January 1, 2017 have been, in compliance in all material respects with all Laws relating to labor and employment, including all such Laws relating to wages (including minimum wage and overtime wages), hours, withholdings and deductions, human rights, discrimination, harassment (including sexual harassment), retaliation, pay equity, employment equity, workers’ compensation, safety and health, immigration, work authorization, worker classification (including employee-independent contractor classification and the proper classification of employees as exempt employees and non-exempt employees), employee leave of absence and the Worker Adjustment and Retraining Notification Act and any similar foreign, state, provincial or local “mass layoff” or “plant closing” Law (“WARN”). The Company and its Subsidiaries are not delinquent in material payments to any employees, former employees or individual independent contractors for any services or material amounts required to be reimbursed or otherwise paid, except for any arrearages occurring in the ordinary course of business.

(d) There has been no “mass layoff” or “plant closing” (as defined by WARN) requiring notice to employees or any other obligations under WARN implemented by the Company or any of its Subsidiaries since January 1, 2017.

(e) Neither the Company nor any of its Subsidiaries has a single employer, joint employer, alter ego or similar relationship with any other Person.

(f) No Key Employee of the Company or any of its Subsidiaries is employed under a non-immigrant work visa or other work authorization that is limited in duration. The Company and each of its Subsidiaries maintains, and has maintained since January 1, 2017, a valid Form I-9 for each of its or their U.S. employees. To the Company’s Knowledge, all employees employed by the Company or any of its Subsidiaries are authorized to work in the jurisdiction in which they are working.

(g) (i) In the last five (5) years, no officer or Key Employee of the Company or any of its Subsidiaries has been the subject of any sexual harassment or other misconduct allegations or any violations of the Company employee handbook (which was made available to Parent and Buyer prior to the date of this Agreement) during his or her tenure at the Company, and (ii) neither the Company nor any of its Subsidiaries nor any current or former officer or Key Employee of the Company or any of its Subsidiaries has entered into any settlement agreement or confidentiality agreement relating to allegations of sexual harassment or misconduct.

(h) To the Company’s Knowledge, no Key Employee of the Company or any of its Subsidiaries is in material violation of any employment agreement, nondisclosure agreement, common law nondisclosure obligation, non-competition agreement, restrictive covenant or other obligation that would reasonably be expected to be injurious to the Company or its Subsidiaries.

Section 3.20 FDA and Regulatory Matters.

(a) The Company and its Subsidiaries hold all material Permits, and have submitted all required applications, notices or submissions to, all Governmental Bodies, including all authorizations under the Federal Food, Drug and Cosmetic Act of 1938 (the “FDCA”), the Public Health Service Act of 1944 and the regulations of the U.S. Food and Drug Administration (the “FDA”) promulgated thereunder, necessary for the lawful operation of the businesses of the Company and its Subsidiaries as currently conducted (the “Company Permits”), and as of the date of this Agreement, all such Company Permits are valid and in full force and effect. There has not occurred any material violation of, default (with or without notice or lapse of time or both) under, or event giving to others any threat of termination, amendment or cancellation of, with or without notice or lapse of time or both, any Company Permit. The Company and each of its Subsidiaries are in compliance in all material respects with the terms of all Company Permits, and no event has occurred that, to the Knowledge of the Company, would reasonably be expected to result in the revocation, suspension, cancellation, non-renewal or adverse material modification of any material Company Permit. To the Knowledge of the Company, any third Person that is a manufacturer or contractor for the Company or any of its Subsidiaries is in material compliance with all Permits insofar as they pertain to the manufacture of product components or products for the Company or any of its Subsidiaries, as applicable. Since January 1, 2017, neither the Company nor any of its Subsidiaries has received notice of any pending or threatened claim, suit, proceeding, hearing, enforcement, audit, investigation, arbitration or other action from any Governmental Body alleging that any operation or activity of the Company or any of its Subsidiaries is in violation of any Law that applies to a Company Permit. The Transactions, in and of themselves, will not cause the revocation or cancellation of any Company Permit pursuant to the terms of any such Company Permit.

(b) Since January 1, 2017, all of the Company’s and its Subsidiaries’ Products that are subject to the jurisdiction of the FDA or other Governmental Body are being manufactured, imported, exported, processed, developed, investigated, produced, labeled, stored, tested, marketed, promoted, advertised, distributed and sold by or on behalf of the Company or any of its Subsidiaries in all material respects in compliance with all applicable requirements under any Permit or Law, including applicable statutes and implementing regulations administered or enforced by the FDA, and any comparable Laws enforced by any other Governmental Body that has jurisdiction over the operations of the Company or any of its Subsidiaries, including those regarding non-clinical research, clinical research, establishment registration, device listing, pre-market notification, good manufacturing practices, labeling, advertising, record-keeping, device importation and exportation, adverse event reporting and reporting of corrections and removals. To the Knowledge of the Company, except as would not be material to the Company and its Subsidiaries, taken as a whole, any third Person that is a manufacturer or contractor for the Company or any of its Subsidiaries is in material compliance with all applicable statutes and implementing regulations administered or enforced by the FDA or any other applicable Law insofar as they pertain to the manufacture of product components or products for the Company or any of its Subsidiaries.

(c) Since January 1, 2017, none of the Company, any of its Subsidiaries or, to the Knowledge of the Company, any of their respective material contract manufacturers for Products, has received or been subject to any (i) FDA Form 483, (ii) notice of adverse finding, (iii) warning letter, (iv) notice of violation or “untitled letter,” (v) requests or requirements to make changes to the Company’s or any of its Subsidiaries’ Products, manufacturing processes or procedures related to any Product of the Company or any of its Subsidiaries or (vi) other similar correspondence or notice from the FDA or any other Governmental Body alleging or asserting material noncompliance with any applicable Laws or the Company Permits with respect to any Product of the Company or its Subsidiaries. Neither the Company nor any of its Subsidiaries is subject to any obligation arising under an administrative or regulatory action, FDA inspection, FDA warning letter, FDA notice of violation letter or other notice, response or commitment made to or with the FDA or any comparable Governmental Body. Each of the Company and its Subsidiaries has made all notifications, submissions, responses and reports required by FDA or another Governmental Body, including any such obligation arising under any administrative or regulatory action, FDA inspection, FDA warning letter, FDA notice of violation letter or other notice, response or commitment made to or with the FDA or any comparable Governmental Body and all such notifications, submissions, responses and reports were true, complete and correct in all material respects as of the date of submission to the FDA or comparable Governmental Body. To the Knowledge of the Company, as of the date hereof, no basis for liability exists with respect to any such notification, submission or report. Since January 1, 2017, no manufacturing site owned by the Company, its Subsidiaries or, to the Knowledge of the Company, any of their respective contract manufacturers for Products, is or has been subject to a shutdown or import or export prohibition imposed or requested by FDA or another Governmental Body.

(d) Since January 1, 2017, all studies, tests and preclinical and clinical trials sponsored or being conducted by or on behalf of the Company or its Subsidiaries have been and are being conducted in material compliance with all applicable Laws and other requirements, including the applicable requirements of Good Laboratory Practices or Good Clinical Practices, other FDA Laws, applicable research protocols, corrective action plans and federal and state laws, rules and regulations relating to patient privacy requirements or restricting the use and disclosure of individually identifiable health information. Since January 1, 2017, the Company and its Subsidiaries have not received any notices, correspondence or other communication from any institutional review board, the FDA or any other Governmental Body, recommending or requiring the termination, suspension or material modification of any ongoing or planned clinical trials conducted by, or on behalf of, the Company or its Subsidiaries, and neither the FDA nor any other applicable Governmental Body, nor any institutional review board that has or has had jurisdiction over a clinical trial conducted or sponsored on behalf of the Company or its Subsidiaries, has ordered or commenced, or, to the Knowledge of the Company, threatened to initiate, any action to place a clinical hold order on, or to otherwise terminate, materially delay, limit, modify or suspend, any proposed or ongoing clinical trial conducted or proposed to be conducted by or on behalf of the Company or its Subsidiaries, or, to the Knowledge of the Company, alleged any violation of any FDA Law in connection with any such clinical trial.

(e) Since January 1, 2017, the Company and its Subsidiaries have not either voluntarily or involuntarily, initiated, conducted or issued, or caused to be initiated, conducted or issued, any material recall, market withdrawal, or replacement, field notifications, field corrections, “dear doctor” letter, investigator notice, safety alert or other notice or action relating to an alleged lack of safety or efficacy or material regulatory compliance of any product or product candidate. The Company and its Subsidiaries are not aware of any facts which are reasonably likely to cause (i) the material recall, market withdrawal or replacement of any product sold or intended to be sold by the Company or its Subsidiaries, (ii) a change in the marketing classification or a material change in the labeling of any such products or (iii) termination or suspension of the marketing or such products.

(f) Neither the Company nor any of its Subsidiaries or any of its or their respective officers, directors, managing employees (as such terms are defined in 42 C.F.R. § 1001.2), nor to the Knowledge of the Company, any agent (as such term is defined in 42 C.F.R. § 1001.2) of the Company or its Subsidiaries, is a party to, or bound by, any order, any individual integrity agreement, corporate integrity agreement, monitoring agreement, consent decree, deferred prosecution agreement, settlement order or similar agreements with or imposed by any Governmental Body.

(g) Neither the Company, any of its Subsidiaries nor any of their respective directors, officers or employees, nor, to the Knowledge of the Company, any of its agents or distributors or any other Person acting on behalf of the Company or any of its Subsidiaries has, at any time since January 1, 2017, directly or indirectly, in any material respect, (i) violated or been in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977 (the “FCPA”), (ii) violated or is in violation of any applicable Law enacted in any jurisdiction in connection with or arising under the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions (the “OECD Convention”), (iii) violated or been in violation of any provision of the UK Bribery Act 2010 (the “UK Bribery Act”), (iv) violated or been in violation of any anti-bribery or anti-corruption Law in any foreign jurisdiction (collectively, with the FCPA, Laws enacted in connection with the OECD Convention, the UK Bribery Act, and any related order or plan issued by any Governmental Body, the “Anti-Corruption Laws”), (v) made, offered to make, promised to make, or authorized the payment or giving of, directly or indirectly, any bribe, rebate, payoff, influence payment, kickback or other unlawful payment or gift of money or anything of value prohibited under any applicable Law addressing matters comparable to those addressed by the FCPA, the UK Bribery Act or the OECD Convention implementing legislation concerning such payments or gifts in any jurisdiction (any such payment, a “Prohibited Payment”), or (vi) violated or been in violation of any other Laws regarding use of funds for political activity or commercial bribery. Since January 1, 2017, neither the Company, nor any of its Subsidiaries, nor, any of their respective directors, officers or employees, nor, to the Knowledge of the Company, any of its agents or distributors or any other Person acting on behalf of the Company or any of its Subsidiaries (i) is or has been the subject of an unresolved claim or allegation relating to (A) any potential violation of the Anti-Corruption Laws or (B) any potentially unlawful Prohibited Payment, contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment or the provision of anything of value, directly or indirectly, to an official, to any political party or official thereof or to any candidate for political office, or (ii) has received any notice or other communication from, or made a voluntary disclosure to, any Governmental Body regarding any actual, alleged or potential violation of, or failure to comply with, any Anti-Corruption Law. Since January 1, 2017, the Company and its Subsidiaries has had and maintains a system or systems of internal controls reasonably designed to (i) ensure compliance with the Anti-Corruption Laws and (ii) prevent and detect violations of the Anti-Corruption Laws.

(h) Since January 1, 2017, the Company and its Subsidiaries have complied in all materials respects with all Privacy Obligations. The Company and its Subsidiaries have in place, and have complied in all material respects with each of their respective, written and published policies and procedures concerning the privacy, security and Processing of Personal Information. As of the date of this Agreement, no claims or notices alleging or referencing the investigation of any breach or the improper use, disclosure or access to any Personal Information in its possession, custody or control have been asserted or, to the Knowledge of the Company, threatened against the Company or its Subsidiaries by any Person alleging a violation of any Privacy Obligations. Neither the Company nor any of its Subsidiaries is a “Business Associate” as defined under HIPAA.

(i) Neither the Company nor any of its Subsidiaries, and no director, officer employee, or agent of any of the Company or its Subsidiaries is a Sanctioned Person. Each of the Company and its Subsidiaries and each director, officer, employee and, to the Knowledge of the Company, agent thereof is in compliance with, and, since January 1, 2017, has not violated, any Sanctions. The Company and its Subsidiaries have in place adequate controls and systems reasonably designed to ensure compliance with applicable Sanctions in each of the jurisdictions in which the Company or any of its Subsidiaries do or in the past have done business. Neither the Company nor any of its Subsidiaries has pending or, to the Knowledge of the Company, any threatened legal action, investigation, or claim against it with respect to Sanctions.

(j) None of the Company, its Subsidiaries, or any of their respective officers, directors, managing employees, or authorized agents, or to the Knowledge of the Company, other employees or contractors: (i) has been charged with or convicted of any criminal offense relating to the delivery of an item or service under any

Federal Health Care Program, (ii) has been debarred, excluded or suspended from participation in any Federal Health Care Program, (iii) has had a civil monetary penalty assessed against it, him or her under 42 U.S.C. §1320a-7a, (iv) is currently listed on the list of parties excluded from federal procurement programs and non-procurement programs as maintained in the Government Services Administration’s System for Award Management or other federal agencies, (v) to the Knowledge of the Company, is the target or subject of any current or potential investigation relating to any Federal Health Care Program-related offense or (vi) has engaged in any activity that is in material violation of, or is cause for civil penalties or mandatory or permissive exclusion under, federal or state Laws.

(k) Each of the Company and its Subsidiaries has an operational healthcare compliance program that: (i) governs all employees and authorized agents, (ii) is consistent with the current U.S. Federal Sentencing Guidelines standards for effective compliance programs, (iii) reflects the AdvaMed Code of Ethics on Interactions with Healthcare Professionals and (iv) addresses compliance with federal and state Laws regulating, or requiring the disclosure to a state agency of, interactions between medical device manufacturers or related entities and healthcare providers or other individuals and entities associated with the healthcare industry. The Company and its Subsidiaries further operate in material compliance with such healthcare compliance program.

(l) Each of the Company and its Subsidiaries (i) has in place current agreements for its marketed product to participate in Federal Health Care Programs and (ii) is in material compliance with all such agreements including, provisions in such agreements pertaining to the timely and current submission of accurate prices to federal and state agencies. Neither the Company nor its Subsidiaries is, in any material respect, resubmitting or planning to resubmit to the government any data reported under the Medicaid Rebate Statute, Medicare Part B Drug Pricing requirements, 340B Program requirements, Veterans Health Care Act of 1992, or the Medicare Part D Coverage Gap Discount Program, or refunding any monies owed due to a resubmission.

(m) Except as has not been, and would not reasonably be expected to be, individually, or in the aggregate, material to the Company and its Subsidiaries, taken as a whole, (i) all agreements or other arrangements between the Company or any of its Subsidiaries on the one hand and any physician on the other hand for services are in writing, describe bona fide services required by the Company or its Subsidiaries, as the case may be, provide for compensation that is no more than fair market value for such services determined as of the effective date of the agreement, and are in material compliance with the Federal Anti-Kickback Statute (42 U.S.C.§ 1320a-7b(b)) (“AKS”), (ii) all payments made and things of value provided by the Company or any of its Subsidiaries to any healthcare professional for services rendered by such health care professional have been made at fair market value determined as of the effective date of any such agreement and are in material compliance with AKS and (iii) all such agreements, arrangements, payments and things of value are in compliance in all material respects with all applicable Laws, including all Federal Health Care Program Laws.

(n) To the extent the Company and any of its Subsidiaries provide to customers or other reimbursement coding or billing advice regarding products offered for sale by the Company or any of its Subsidiaries and procedures related thereto, such advice is (i) true, complete and correct, (ii) in compliance with Medicare and other Federal Health Care Program Laws, (iii) conforms to the applicable American Medical Association’s Current Procedural Terminology (CPT), the International Classification of Disease, Tenth Revision, Clinical Modification (ICD-10-CM) and other applicable coding systems, (iv) includes a disclaimer advising customers to contact individual payers to confirm coding and billing guidelines and (v) has been independently verified as supporting accurate claims for reimbursement by federal, state and commercial payors.

(o) The Company and its Subsidiaries has timely, accurately and completely reported all payments and transfers of value made to physicians and teaching hospitals, as required by the Physician Payment Sunshine Act (42 U.S.C. § 1320a-7h) and the Company is in full compliance with all analogous state laws requiring the reporting of financial interactions with health care providers.

Section 3.21 Brokerage. Other than Guggenheim Securities, LLC, no Person is entitled to any brokerage commissions, finders’ fees or similar compensation in connection with this Agreement or the Transactions based on any arrangement or agreement made by or on behalf of the Company or any of its Affiliates. A true, correct and complete copy of the engagement letter between the Company and Guggenheim Securities, LLC has been made available to Parent.

Section 3.22 Disclosure. None of the information supplied or to be supplied by or on behalf of the Company specifically for inclusion or incorporation by reference in the Offer Documents will, at the time such documents are filed with the SEC, at the time they are mailed to the holders of Shares, or at the time any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary in order to correct any statement of a material fact in any earlier communication with respect to such Offer Documents that has become false or misleading. The Schedule 14D-9 and EGM Materials (including any amendments or supplements thereto, the “Company Disclosure Documents”) will not, when filed with the SEC or mailed to the holders of Shares, as applicable, or at the time any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or necessary in order to correct any statement of a material fact in any earlier communication with respect to such Company Disclosure Documents that has become false or misleading. Notwithstanding the foregoing, no representation or warranty is made by the Company with respect to information supplied by or on behalf of Parent, Buyer, or any Affiliate of Parent or Buyer specifically for inclusion in the Offer Documents or the Company Disclosure Documents. The Company Disclosure Documents will, when filed with the SEC or mailed to the holders of Shares, as applicable, and at the time any amendment or supplement thereto is filed with the SEC, comply as to form in all material respects with the provisions of the Exchange Act and the rules and regulations of the SEC thereunder.

Section 3.23 Anti-Takeover Measures. No anti-takeover measure (such as any measure which would qualify as a “beschermingsmaatregel” under the Laws of The Netherlands) that may be invoked or implemented by the Company (or any of its Affiliates) or by a third party pursuant to a right granted to such third party by the Company (or any of its Affiliates) (each, an “Anti-Takeover Measure”) has been implemented by the Company (or such Affiliate) in relation to the Offer or the other Transactions.

Section 3.24 Opinion. The Company Board has received the opinion of Guggenheim Securities, LLC to the effect that, as of the date of such opinion and based upon and subject to the assumptions made, matters considered and limits on the review undertaken set forth therein, the Offer Consideration to be paid to the Company’s shareholders (excluding Parent, Buyer, or any of their Affiliates) pursuant to this Agreement (other than in the case of the Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) is fair, from a financial point of view, to such shareholders. Such opinion has not been withdrawn, revoked or modified. Promptly after the date of this Agreement, a true, correct and complete copy of such opinion will be made available to Parent for informational purposes only.

Section 3.25 No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE III OF THIS AGREEMENT (AS MODIFIED BY THE COMPANY DISCLOSURE LETTER), NEITHER THE COMPANY NOR ANY PERSON ON BEHALF OF THE COMPANY MAKES ANY EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND THE COMPANY HEREBY DISCLAIMS ANY SUCH REPRESENTATION OR WARRANTY. IN CONNECTION WITH PARENT’S INVESTIGATION OF THE COMPANY, PARENT HAS RECEIVED FROM OR ON BEHALF OF THE COMPANY CERTAIN PROJECTIONS. THE COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES WHATSOEVER WITH RESPECT TO ESTIMATES, PROJECTIONS AND OTHER FORECASTS AND PLANS (INCLUDING THE REASONABLENESS OF THE ASSUMPTIONS UNDERLYING ESTIMATES, PROJECTIONS AND FORECASTS). THE COMPANY ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE IV OF THIS AGREEMENT, NONE OF PARENT OR BUYER OR ANY OF THEIR

RESPECTIVE AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON MAKES (AND THE COMPANY IS NOT RELYING ON) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE COMPANY IN CONNECTION WITH THE TRANSACTIONS.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

OF PARENT AND BUYER

Parent and Buyer, jointly and severally, hereby represent and warrant to the Company as follows:

Section 4.1 Organization and Corporate Power. Each of Parent and Buyer is duly organized and validly existing under the Laws of the jurisdiction in which it was organized, with all necessary corporate power and authority to enter into this Agreement and perform its obligations hereunder. Each of Parent and Buyer has all requisite corporate power and authority and all authorizations, licenses and Permits necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to hold such authorizations, licenses and Permits would not reasonably be expected to have a Buyer Material Adverse Effect. Parent owns beneficially and of record all of the outstanding capital stock of Buyer free and clear of all Liens.

Section 4.2 Authorization; Valid and Binding Agreement. The execution and delivery of this Agreement and performance of Parent’s and Buyer’s obligations under this Agreement by each of Parent and Buyer, and the consummation by Parent and Buyer of the Signing Transactions, including the Offer, the Compulsory Acquisition, the Asset Sale, the Second Step Distribution, the Liquidation and the Mergers are within the corporate powers of Parent and Buyer and have been duly and validly authorized by all necessary corporate action on the part of Parent and Buyer. This Agreement has been duly executed and delivered by Parent and Buyer and, assuming due authorization, execution and delivery by the Company, this Agreement constitutes a legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms, subject to the Enforceability Exceptions.

Section 4.3 No Breach. The execution, delivery and performance of this Agreement of this Agreement by Parent and Buyer and the consummation of the Transactions do not and will not (a) conflict with or violate the respective certificates of incorporation or bylaws (or similar governing documents) of Buyer and Parent, (b) assuming all Consents registrations, declarations, filings and notices described in Section 4.4 have been obtained or made, and except as set forth in Section 3.5(b) of the Company Disclosure Letter, conflict with or violate any Law, order, judgment or decree to which Parent, Buyer, either of their Subsidiaries or any of their properties or assets is subject, except any conflicts, breaches, defaults, violations, terminations, cancellations or accelerations that would not reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.4 Consents. Except for (a) the applicable requirements of the HSR Act and any other Antitrust Laws of other jurisdictions, (b) applicable requirements of the Exchange Act and the Securities Act, (c) any filings required by, or compliance with the rules and regulations of, the Nasdaq or the New York Stock Exchange, (d) the filing of applications, registrations, declarations, listings, reports, submissions, amendments, modifications, consents, approvals, clearances, authorizations, notices and other documents, as required by the FDA, the U.S. Drug Enforcement Administration and any other federal, state, local or foreign Governmental Body that is concerned with or regulates the marketing, sale, use, handling and control, safety, efficacy, reliability or manufacturing of medical devices or is concerned with or regulates public health care programs, (e) any filings with the relevant authorities of other states in which Parent or any of its Subsidiaries is qualified to do business or state securities or “blue sky” laws of various states and (f) any notices, reports or other filings to be made by Parent or Merger Sub in connection with the Mergers, Parent and Buyer are not required to submit any material notice, report or other filing with any Governmental Body in connection with the execution, delivery or performance by them of this Agreement or the consummation of the Transactions. Other than as stated in the immediately preceding sentence in clauses (a) – (e), no Consent of, registration, declaration or filing with or notice to any Governmental Body or any other party or Person is required to be obtained or made by or with respect to Parent or Buyer in connection with the execution, delivery and performance by them of this Agreement or the consummation of the Transactions, except for those Consents, registrations, declarations, filings or notices the failure of which to be obtained or made would not reasonably be expected to have Buyer Material Adverse Effect.

Section 4.5 Litigation. As of the date of this Agreement, there are no proceedings pending or, to the Knowledge of Parent or Buyer, overtly threatened against Parent or any of its Subsidiaries that seeks to enjoin the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution, the Mergers or the other Transactions, other than any such proceedings that have not had and would not reasonably be expected to have a Buyer Material Adverse Effect.

Section 4.6 Offer Documents; Schedule 14D-9.

(a) None of the Offer Documents, will, at the time such documents are filed with the SEC, at the time they are mailed to the holders of Shares and at the time any amendment or supplement thereto is filed with the SEC, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading or necessary in order to correct any statement of a material fact in any earlier communication with respect to such Offer Documents that has become false or misleading. Notwithstanding the foregoing, no representation is made by Parent or Buyer with respect to information supplied by or on behalf of the Company or any Affiliate of the Company specifically for inclusion in the Offer Documents. The Offer Documents will, at the time such documents are filed with the SEC, at the time the Offer Documents are mailed to the holders of Shares, and at the time any amendment or supplement thereto is filed with the SEC, comply as to form in all material respects with the applicable provisions of the Exchange Act and the rules and regulations promulgated thereunder.

(b) The information with respect to Parent, Buyer and any of their Affiliates that Parent or Buyer supplies to the Company for use in any Company Disclosure Document will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading or necessary in order to correct any statement of a material fact in any earlier communication with respect to such Offer Documents that has become false or misleading at the time of the filing of such Company Disclosure Document or any supplement or amendment thereto and at the time of any distribution or dissemination thereof.

Section 4.7 Brokerage. Except for any such Person whose commissions, fees or compensation will be paid by Parent or Buyer (and for which none of the Company nor any of its Subsidiaries shall be liable), no Person is entitled to any brokerage commissions, finders’ fees or similar compensation in connection with this Agreement or the Transactions based on any arrangement or agreement made by or on behalf of Parent or Buyer.

Section 4.8 Operations of Buyer. Buyer has been formed solely for the purpose of engaging in the Transactions and has engaged in no business activities and will have incurred no liabilities or obligations except as contemplated by this Agreement or incident to its formation.

Section 4.9 Ownership of Shares. Neither Parent nor Buyer, nor any of their respective Subsidiaries, beneficially owns any Shares or other securities of the Company or any options, warrants or other rights to acquire any economic interest in, the Company.

Section 4.10 Funds. At the Closing, Parent and Buyer will have available to them all funds necessary to enable Buyer to consummate the Offer and the other Transactions pursuant to the terms of this Agreement and to satisfy all of Buyer’s obligations under this Agreement, including to pay the aggregate Offer Consideration and to pay all amounts required to consummate the Transactions.

Section 4.11 Investigation by Parent and Buyer; Disclaimer of Reliance.

(a) Each of Parent and Buyer has relied solely upon its own investigation and analysis and the representations and warranties of the Company in Article III of this Agreement, and each of Parent and Buyer acknowledges that, except for the representations and warranties of the Company expressly set forth in Article III of this Agreement, none of the Company, its Subsidiaries or any of their Representatives makes any representation or warranty, either express or implied, as to the accuracy or completeness of any of the information provided or made available to Parent or Buyer or any of their Representatives. Without limiting the generality of the foregoing, none of the Company, its Subsidiaries or any of their Representatives or any other Person has made a representation or warranty to Parent or Buyer with respect to any materials, documents or information relating to the Company or its Subsidiaries made available to each of Parent or Buyer or their Representatives in any “data room,” confidential memorandum, other offering materials or otherwise, except as expressly and specifically covered by a representation or warranty set forth in Article III of this Agreement.

(b) In connection with Parent’s and Buyer’s investigation of the Company, each of Parent and Buyer has received from the Company and its Representatives certain projections and other forecasts and certain business plan information of the Company and its Subsidiaries. Each of Parent and Buyer acknowledges that there are uncertainties inherent in attempting to make such projections and other forecasts and plans and accordingly is not relying on them, that each of Parent and Buyer is familiar with such uncertainties, that each of Parent and Buyer is taking full responsibility for making its own evaluation of the adequacy and accuracy of all projections and other forecasts and plans so furnished to it, and that each of Parent, Buyer, and their Representatives will have no claim against any Person with respect thereto. Accordingly, each of Parent and Buyer acknowledges that, without limiting the generality of this Section 4.11(b), neither the Company nor any Person acting on behalf of the Company has made any representation or warranty with respect to such projections and other forecasts and plans.

Section 4.12 Other Agreements. Parent and Buyer have disclosed to the Company all contracts, agreements, or understandings (and, with respect to those that are written, Parent and Buyer has furnished to the Company correct and complete copies thereof) between or among Parent, Buyer or any Affiliate of Parent, on the one hand, and any member of the Company Board or officers or employees of the Company or its Subsidiaries, on the other hand.

Section 4.13 No Other Representations and Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE IV OF THIS AGREEMENT (AS MODIFIED BY THE PARENT DISCLOSURE LETTER), NONE OF PARENT OR BUYER OR ANY OTHER PERSON ON BEHALF OF PARENT OR BUYER MAKES NO EXPRESS OR IMPLIED REPRESENTATION OR WARRANTY, AND EACH OF PARENT AND BUYER HEREBY DISCLAIM ANY SUCH REPRESENTATION OR WARRANTY. EACH OF PARENT AND BUYER ACKNOWLEDGES THAT, EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN ARTICLE III OF THIS AGREEMENT, NONE OF THE COMPANY OR ANY OF ITS AFFILIATES OR REPRESENTATIVES OR ANY OTHER PERSON MAKES (AND PARENT AND BUYER ARE NOT RELYING ON) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO PARENT OR BUYER IN CONNECTION WITH THE TRANSACTIONS.

ARTICLE V

COVENANTS

Section 5.1 Covenants of the Company.

(a) Except (i) as set forth in Section 5.1(a) of the Company Disclosure Letter, (ii) as required by applicable Law, (iii) as expressly required by this Agreement or (iv) with the prior written consent of Parent (which consent will not be unreasonably delayed, withheld or conditioned), from the date of this Agreement until the earlier of the Closing or the date this Agreement is validly terminated in accordance with Article VI (the “Pre-Closing Period”), the Company shall, and shall cause its Subsidiaries to, carry on their respective businesses in the ordinary course of business consistent with past practice and use reasonable best efforts to preserve intact their respective current business organizations, keep available the services of their respective current officers, employees and consultants and preserve their respective relationships with customers, suppliers, partners, licensors, licensees, distributors and others having business dealings with it.

(b) Without limiting the generality of Section 5.1(a), during the Pre-Closing Period and except as set forth in Section 5.1(b) of the Company Disclosure Letter, as required by applicable Law or as expressly required by this Agreement, the Company shall not and shall not permit any of its Subsidiaries, without the prior written consent of Parent (which, in the case of Section 5.1(b)(iii), Section 5.1(b)(v), Section 5.1(b)(vi), Section 5.1(b)(x), Section 5.1(b)(xiii), Section 5.1(b)(xiv), Section 5.1(b)(xvii), and Section 5.1(b)(xxiv) (solely to the extent relating to the foregoing actions described in this parenthetical) consent will not be unreasonably delayed, withheld or conditioned), to:

(i) (A) declare, set aside or pay any dividends on or make other distributions (whether in cash, stock or property) in respect of any of its share capital, equity interests or other ownership or voting interests or (B) directly or indirectly redeem, repurchase or otherwise acquire any shares of its share capital, equity interests or other ownership or voting interests or any Company Stock Options, Company RSUs, Company PSUs, or Company ESPP Purchase Rights with respect thereto except, in each case, (1) for the declaration and payment of cash dividends or distributions by a direct or indirect wholly owned Subsidiary of the Company solely to its parent in the ordinary course of business consistent with past practice, (2) Shares for the purpose of fulfilling its obligations under the Company ESPP, to the extent consistent with past practice and as contemplated by this Agreement, (3) for any dispositions of Shares to the Company as a result of a net share settlement of any Company Stock Option or to satisfy withholding Tax obligations in respect of any Company Stock Option, Company RSU, or Company PSU, in each case in accordance with the applicable Company Equity Plan or (4) any forfeitures or repurchases of Shares issued pursuant to or granted as awards under the Company Equity Plans, in each case, in accordance with the applicable Company Equity Plan;

(ii) issue, transfer, sell, pledge, dispose of or otherwise encumber, or authorize the issuance, transfer, sale, pledge, disposition or other encumbrance of, (A) any shares of its share capital, equity interests or other ownership or voting interests in the Company or any of its Subsidiaries, (B) any securities convertible into or exchangeable or exercisable for any such shares, equity interests or ownership or voting interests, (C) any phantom equity or similar contractual rights or (D) any rights, warrants or options to acquire or with respect to any such share capital, equity interests or other ownership or voting interests or convertible or exchangeable securities or take any action to cause to be exercisable any otherwise unexercisable option under any existing share option plan except, in each case: for issuances of the Shares in respect of (x) any exercise of Company Stock Options outstanding on the date of this Agreement, in accordance with their terms on the date of this Agreement, (y) any vesting or delivery of Shares under Company RSUs outstanding on the date of this Agreement, in accordance with their terms as of the date of this Agreement or (z) the exercise of any Company ESPP Purchase Rights under the terms of the Company ESPP;

(iii) except as required by the terms of a Company Plan or pursuant to a collective bargaining agreement or similar Contract as in effect as of the date of this Agreement, (A) increase the wages, salary or other compensation or benefits with respect to any of the Company’s or any of its Subsidiaries’ officers, directors, independent contractors or employees, except for increases in compensation in the ordinary course of business consistent with past practice, (B) establish, adopt, enter into, amend in any material respect or terminate any Company Plan or any other plan, agreement, program or arrangement that would be a Company Plan if in existence on the date of this Agreement, except in the ordinary course or business consistent with past practice and as would not result in material Liability the Company, (C) accelerate or take any action to accelerate any payment or benefit, or accelerate the funding of any payment or benefit, payable or to become payable to any current or former director, officer, employee or consultant of the Company or any Subsidiary or (D) communicate with the employees of the Company or any of its Subsidiaries regarding the compensation, benefits or other treatment they will receive following the Closing, unless such communication is (1) in the case of written communications, approved by Parent in advance of such communication, (2) required by applicable Law or (3) in the case of communications not in writing, consistent with how such compensation, benefits or other treatment is contemplated in this Agreement;

(iv) (A) adopt, enter into or amend any collective bargaining agreement or other Contract with any labor union, labor or trade organization or other employee representative body applicable to the Company or its Subsidiaries, or (B) recognize or certify any labor union, labor or trade organization, works council or group of employees of the Company or its Subsidiaries as the bargaining representative for any employees of the Company or its Subsidiaries;

(v) waive the restrictive covenant obligations of any current or former director, officer or employee of the Company or any of its Subsidiaries;

(vi) (A) hire or engage, or make a written offer to hire or engage, any (1) officer or employee (other than sales representatives), whose annual base salary or fee arrangement would exceed $175,000, other than in the ordinary course of business consistent with past practices to replace an employee who has resigned or had his or her employment or engagement terminated or (2) sales representatives other than in the ordinary course of business consistent with past practices, or (B) terminate the employment or service of any officer;

(vii) amend, or propose to amend, or permit the adoption of any amendment of any the Company Organizational Document (including by merger, consolidation or otherwise) or the comparable charter or organization documents of any of its Subsidiaries or adopt a shareholders’ rights plan, or enter into any agreement with respect to the voting of its share capital;

(viii) effect a recapitalization, reclassification of shares, stock split, reverse stock split or similar transaction or authorize the issuance of any other securities in respect of, in lieu of, or in substitution for shares of its share capital, equity interests or other ownership or voting interests;

(ix) merge or consolidate with any Person or adopt or effect a plan of complete or partial liquidation, dissolution, consolidation, restructuring, including an internal reorganization or transfer of equity of a subsidiary, or recapitalization;

(x) subject to clause (xi), make capital expenditures (other than amounts spent on instruments in the ordinary course of business consistent with past practices) in any year in an aggregate amount in excess of 115% of the aggregate amount indicated in the capital expenditure budget of the Company for such year set forth in Section 5.1(b)(x) of the Company Disclosure Letter;

(xi) acquire or agree to acquire, by merging or consolidating with, by purchasing an equity interest in or a material portion of the assets of any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any material assets of any other Person, except for the purchase of inventory and supplies from suppliers or vendors in the ordinary course of business or in individual transactions involving less than $1,500,000 in assets;

(xii) (A) incur, create, assume or otherwise become liable or responsible for, whether directly, indirectly, contingently or otherwise, any Indebtedness, renew or extend any existing credit or loan arrangements, enter into any “keep well” or other agreement to maintain any financial condition of another Person or enter into any agreement or arrangement having the economic effect of any of the foregoing, except for loans between or among the Company and any of its Subsidiaries incurred in the ordinary course of business consistent with past practice; (B) make any loans or advances to any other Person other than loans between or among the Company and any of its Subsidiaries made in the ordinary course of business consistent with past practice, (C) make any capital contributions to, or investments in, any other Person, (D) repurchase, prepay or refinance any Indebtedness, except for short-term Indebtedness incurred in the ordinary course of business consistent with past practice, (E) cancel any material Indebtedness (individually or in the aggregate), (F) enter into any capital lease with aggregate annual payments of an amount greater than $1,000,000 and (G) incur any Indebtedness not otherwise covered by clauses (xii)(A) – (F) in the ordinary course of business consistent with past practice of any amount greater than $1,000,000 per incurrence or $5,000,000 in the aggregate;

(xiii) sell, contribute, distribute, transfer, license, assign, mortgage, encumber, or incur or permit to exist any Lien on (other than Permitted Liens) or otherwise abandon, withdraw or dispose of (A) any assets (other than Owned Intellectual Property) with a net book value in excess of $100,000 in the aggregate or (B) any Owned Intellectual Property or Company Exclusively In-Licensed IP, except, in the case of clause (A), in the ordinary course of business consistent with past practices among the Company and any of its Subsidiaries or, in the case of clause (B), with respect to (i) Incidental Licenses and non-exclusive licenses granted in the ordinary course of business consistent with past practices pursuant to the Company’s or its Subsidiaries’ standard customer contracts (copies of the forms of which have been provided to Parent) or (ii) abandonments or withdrawals of immaterial Owned Intellectual Property in the ordinary course of business consistent with past practices;

(xiv) commence, pay, discharge, settle, compromise or satisfy any Action, except, in the case of Actions unrelated to this Agreement or the Transactions, settlements that result solely in payment of monetary consideration (without the admission of wrongdoing) not greater than $500,000 in any individual Action or $5,000,000 in the aggregate;

(xv) change its fiscal year, revalue any of its material assets (except for the revaluation of inventory on an annual basis in the ordinary course of business) or change any of its financial, actuarial, reserving or Tax accounting methods or practices in any material respect, except as required by GAAP or Law;

(xvi) (A) make, change or revoke any material Tax election with respect to the Company or any of its Subsidiaries, (B) file any material amended Tax Return or claim for refund of material Taxes with respect to the Company or any of its Subsidiaries, (C) enter into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. law), Tax allocation agreement, Tax sharing agreement, Tax indemnity agreement relating to or affecting any material Tax liability or refund of material Taxes with respect to the Company or any of its Subsidiaries, (D) extend or waive the application of any statute of limitations regarding the assessment or collection of any material Tax with respect to the Company or any of its Subsidiaries or (E) settle or compromise any material Tax liability or refund of material Taxes with respect to the Company or any of its Subsidiaries or surrender any right to claim a material Tax refund;

(xvii) enter into, waive, release or assign any material rights or claims under, or renew, affirmatively determine not to renew, amend or modify in any material respect, exercise any options or rights of first offer or refusal under or terminate, any Company Material Contract or any Contract that would have been a Company Material Contract if entered into prior to the date of this Agreement, except, in the case of any Contract of the type described in Section 3.13(a)(xi), Section 3.13(a)(xv) or Section 3.13(a)(xvi), in the ordinary course of business consistent with past practices; provided, however, that the foregoing exception shall not apply to the extent such entry into, waiver, release or assignment of, renewal or affirmative determination not to renew, amendment, exercise or termination of such Contract requires or provides for consent, acceleration, termination or any other material right for the benefit of a third party or consequence to the Company that is triggered in whole or in part by any of the Transactions;

(xviii) abandon, withdraw, terminate, suspend, abrogate, amend or modify in any material respect any Company Permits in a manner that would materially impair the operation of the business of the Company and its Subsidiaries;

(xix) enter into a research or collaboration arrangement (it being understood that the foregoing excludes any service or product development agreements with health care providers entered into in the ordinary course of business consistent with past practice) under which contemplated payments by or to the Company are in excess of $2,500,000 in the aggregate in any twelve (12) month period;

(xx) grant any options or rights or enter into any agreement, which requires payments to or from the Company or any of its Subsidiaries in excess of $2,500,000, to (A) sell, assign, transfer, lease, license or otherwise dispose of any Company Real Property or any portion thereof or interest therein, or (B) purchase or otherwise acquire any real property or any interest therein;

(xxi) unless the Company determined in good faith, after consultation with its outside legal counsel, that a meeting is required by applicable Law, convene any general or special meeting of the shareholders of the Company other than the EGM, any Subsequent EGM, pursuant to Section 2.6(a) and the holding of the 2020 annual general meeting of shareholders of the Company on or prior to June 30, 2020;

(xxii) forgive any loans or advances to any officers, employees or directors of the Company or its Subsidiaries, or any of their respective Affiliates, or change its existing borrowing or lending arrangements for or on behalf of any of such Persons;

(xxiii) fail to use commercially reasonable efforts to (a) maintain in effect the existing material insurance policies covering the Company and its Subsidiaries and their respective properties, assets and businesses or (b) preserve the rights of the Company and its Subsidiaries to pursue current and/or future claims under the current and prior versions of such material insurance policies; provided nothing herein shall require the Company or its Subsidiaries to institute a lawsuit against any present or former insurance carrier; or

(xxiv) authorize, agree or commit to take any of the actions described in sub-clauses (i) through (xxiii) of this Section 5.1(b).

Section 5.2 Access to Information; Confidentiality.

(a) From and after the date of this Agreement until the earlier of the Closing and the termination of this Agreement in accordance with its terms, the Company shall, upon reasonable advance notice, to (i) give Parent and Buyer and their respective Representatives reasonable access during normal business hours to the employees, advisors and facilities and to the books, contracts and records of the Company and its Subsidiaries, (ii) permit Parent and Buyer to make such non-invasive inspections as they may reasonably request and (iii) furnish Parent and Buyer with such financial and operating data and other information with respect to the business, properties, and personnel of the Company and its Subsidiaries as Parent or Buyer may from time to time reasonably request.

(b) Information obtained by Parent or Buyer pursuant to Section 5.2(a) will constitute “Information” under the confidentiality agreement dated as of September 22, 2019, by and between the Company and Parent (the “Confidentiality Agreement”) and will be subject to the provisions of the Confidentiality Agreement.

(c) Nothing in Section 5.2(a) requires the Company to permit any inspection, or to disclose any information, that in the reasonable judgment of the Company would (i) violate any of its or its Affiliates’ respective obligations with respect to confidentiality, (ii) result in a violation of applicable Law or (iii) result in loss of legal protection, including the attorney-client privilege and work product doctrine; provided, however, that the Company shall use its reasonable best efforts to permit such inspection or disclose the applicable information to Parent in a way that would not violate obligations with respect to confidentiality, result in a violation of applicable Law or result in loss of legal protection.

Section 5.3 Acquisition Proposals.

(a) The Company shall not, shall cause its Subsidiaries not to, and shall instruct (and use it reasonable best efforts to cause) its Representatives not to: (i) directly or indirectly initiate, solicit, or knowingly encourage or knowingly facilitate (including by way of providing information) any inquiries, proposals or offers, or the making of any submission or announcement of any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal or any inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal, (ii) directly or indirectly engage in, enter into, or participate in any discussions or negotiations with any Person (or its Representatives) making an Acquisition Proposal or inquiry, proposal or offer that, in each case, constitutes or would reasonably be expected to lead to an Acquisition Proposal, or (iii) provide any information or afford access to the properties of the Company or its Subsidiaries to, or take any other action to knowingly assist or knowingly encourage or knowingly facilitate any effort by any Person (other than Parent, Buyer or any Representatives of Parent or Buyer) in a manner that would reasonably be expected to lead to an Acquisition Proposal or in connection with or in response to any inquiry, offer or proposal that constitutes or would reasonably be expected to lead to an Acquisition Proposal. The Company shall, and shall cause its Subsidiaries to, and shall instruct (and use it reasonable best efforts to cause) its Representatives to, (x) immediately cease any activities, solicitation, discussions or negotiations with any Person (or its Representatives) (other than Parent, Buyer or any Representatives of Parent or Buyer) with respect to any inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal, (y) to the extent the Company has the right to do so, shall, within one (1) Business Day of the date of this Agreement, request the return or destruction of all confidential information provided by or on behalf of the Company or its Subsidiaries to any such Person (or its Representatives) and (z) terminate, within one (1) Business Day of the date of this Agreement, access to any such Person (or its Representatives) any physical or electronic data rooms relating to a possible Acquisition Proposal. Subject to the other provisions of this Section 5.3, the Company and its Representatives may in any event inform a Person that has made an Acquisition Proposal about the provisions of this Section 5.3.

(b) Notwithstanding Section 5.3(a) or any other provision of this Agreement, if at any time following the date of this Agreement and prior to the Acceptance Time, (i) the Company has received a written Acquisition Proposal that did not result from a material breach of this Section 5.3 and (ii) the Company Board determines, in good faith, after consultation with its outside counsel and financial advisor, that such Acquisition Proposal constitutes or is reasonably likely to lead to or result in a Superior Proposal, then the Company may (A) furnish information with respect to the Company and its Subsidiaries to the Person making such Acquisition Proposal and its Representatives and (B) participate in discussions or negotiations with such Person and its Representatives regarding such Acquisition Proposal; provided that (x) the Company shall not, and shall instruct (and use it reasonable best efforts to cause) its Representatives not to, disclose any non-public information to such Person (or its Representatives) unless the Company has, or first enters into, a confidentiality agreement with such Person with confidentiality provisions that, taken as a whole, are not less restrictive to the other Person than those contained in the Confidentiality Agreement and (y) the Company shall, substantially concurrently, and in any event within one (1) Business Day, provide or make available to Parent any information concerning the Company or its Subsidiaries provided or made available to such other Person (or any of its Representatives) that was not previously provided or made available to Parent and Buyer. The Company shall not, and shall cause its Representatives not to, release any Person from, or waive, amend or modify any provision of, or grant permission under or fail to enforce, any standstill provision in any agreement to which the Company is a party; provided that, if the Company Board determines in good faith, after consultation with its outside counsel that the failure to take such action would be inconsistent with its fiduciary duties under applicable Law, the Company may waive any such standstill provision to the extent necessary to permit the applicable Person (if such Person has not been solicited in material breach of this Section 5.3) to make, on a confidential basis to the Company Board, an Acquisition Proposal, conditioned upon such Person agreeing that the Company shall not be prohibited from providing any information to Parent (including regarding any such Acquisition Proposal) in accordance with, and otherwise complying with, this Section 5.3.

(c) The Company shall promptly (and in any event within one (1) Business Day after receipt thereof) notify Parent of (i) the receipt by the Company of an Acquisition Proposal or inquiry, proposal or offer that constitutes or would reasonably be expected to lead to an Acquisition Proposal or any requests for information, or any discussions or negotiations sought to be initiated or continued related to the foregoing and (ii) the terms and conditions of any Acquisition Proposal (including a copy of such Acquisition Proposal) and any such inquiry, proposal, offer, request or contact. The Company shall keep Parent reasonably informed, on a prompt basis (and, in any case, within one (1) Business Day of any significant development, discussions or negotiations) as to the status of such Acquisition Proposal or such inquiry, proposal, offer, request or contact, including by promptly (and in no event later than one (1) Business Day) (A) disclosing to Parent the identity of the Person making such Acquisition Proposal or such inquiry, proposal, offer, request or contact and (B) providing to Parent complete, unredacted copies of any correspondence, proposals, indications of interest, and/or draft and final agreements (including schedules, exhibits and any other written materials related thereto (including any financing commitments received)) (and comments thereon) exchanged between the Company or its Subsidiaries or any of its or its Subsidiaries Representatives, on the one hand, and the Person (or any of its Representatives) making such Acquisition Proposal or such inquiry, proposal, offer, request or contact, on the other hand.

(d) Except as expressly provided in Section 5.3(e), the Company Board and each committee thereof shall not (i) approve or adopt, or permit the Company or any of its Subsidiaries to (and neither the Company nor any of its Subsidiaries will) enter into or execute, any binding or non-binding letter of intent, memorandum of understanding, agreement in principle, acquisition agreement, option agreement, merger agreement, joint venture agreement, partnership agreement or other agreement relating to or that would reasonably be expected to lead to (other than a confidentiality agreement referred to in Section 5.3(b)) an Acquisition Proposal (an “Alternative Acquisition Agreement”) or publicly propose to take such action or (ii) make a Change of Board Recommendation.

(e) Notwithstanding Section 5.3(d) or any other provision of this Agreement, prior to the Acceptance Time:

(i) the Company may make a Change of Board Recommendation and terminate this Agreement to enter into a definitive Alternative Acquisition Agreement pursuant to Section 6.3(c) with respect to a Superior Proposal (so long as prior to or concurrently with, and as a condition to the effectiveness of, such termination, the Company pays to Parent the termination fee payable pursuant to Section 6.5(b)) if: (A) the Company receives a written Acquisition Proposal that did not result from a material breach of this Section 5.3, and the Company Board determines in good faith, after consultation with its outside counsel and financial advisor, constitutes a Superior Proposal; (B) the Company Board determines in good faith, after consultation with its outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable Law; (C) the Company has notified Parent in writing that it intends to terminate this Agreement to enter into such Alternative Acquisition Agreement and provided Parent a copy of the proposed definitive agreement (and related agreements); (D) the Company shall have negotiated, and shall have instructed (and shall have used it reasonable best efforts to cause) its Representatives to negotiate, in good faith, with Parent and its Representatives during the Notice Period, to the extent Parent requests to negotiate, to enable Parent to revise the terms of this Agreement in such a manner that would cause such Superior Proposal to no longer constitute a Superior Proposal; and (E) no earlier than the end of the Notice Period, the Company Board determines in good faith (after consultation with its outside counsel and financial advisor), after taking into consideration the terms of any proposed amendment or modification to this Agreement that Parent has committed in writing to make during the Notice Period, that (x) the Acquisition Proposal that is subject of the Determination Notice continues to constitute a Superior Proposal and (y) that the failure to take any such action would be inconsistent with its fiduciary duties under applicable Law; and

(ii) other than in connection with or relating to an Acquisition Proposal, the Company Board may make a Change of Board Recommendation in response to an Intervening Event if (A) the Company Board determines in good faith, after consultation with its outside counsel, that the failure to take any such action would be inconsistent with its fiduciary duties under applicable Law; (B) the Company has notified Parent in writing that it intends to effect a Change of Board Recommendation (which notice shall reasonably specify the facts and circumstances providing the basis of the Intervening Event and for the Company Board’s determination to effect the Change of Board Recommendation); (C) the Company shall have negotiated, and shall have instructed (and shall have used it reasonable best efforts to cause) its Representatives to negotiate, in good faith, with Parent and its Representatives during the Notice Period, to the extent Parent requests to negotiate, to enable Parent to revise the terms of this Agreement in such a manner that would eliminate the need for taking such action; and (D) no earlier than the end of the Notice Period, the Company Board determines in good faith (after consultation with its outside counsel), after considering the terms of any proposed amendment or modification to this Agreement that Parent has committed in writing to make during the Notice Period, that the failure to effect a Change of Board Recommendation in response to such Intervening Event would be inconsistent with its fiduciary duties under applicable Law.

The provisions of this Section 5.3(e) apply to any change to the financial terms or any other material terms of any applicable Superior Proposal with respect to clause (i) and require a revised Determination Notice and a new Notice Period.

(f) Nothing contained in this Agreement prohibits the Company Board or a committee thereof from (i) taking and disclosing to the holders of Shares a position contemplated by Rule 14e-2(a) and Rule 14d-9 promulgated under the Exchange Act or (ii) making any disclosure if the Company Board determines, in good faith, after consultation with its outside counsel, that the failure to make such statement would be inconsistent with its fiduciary duties under applicable Law; provided that (A) in no event shall this Section 5.3(f) permit the Company Board or a committee thereof to make a Change of Board Recommendation except as otherwise expressly permitted pursuant to Section 5.3(e), (B) in no event shall this Section 5.3(f) affect, modify or supplement the definition of Change of Board Recommendation (or to the consequences thereof in accordance with this Agreement) and (C) any such disclosure (other than issuance by the Company of a “stop, look and listen” or similar communication of the type contemplated by Rule 14d-9(f) under the Exchange Act) that does not expressly reaffirm the Company Board Recommendation shall be deemed to be a Change of Board Recommendation.

Section 5.4 Employment and Employee Benefits Matters.

(a) Parent shall, and shall cause the Company and each of its other Subsidiaries to, maintain for each individual employed by the Company or any of its Subsidiaries at the Closing (each, a “Current Employee”) for the period commencing at the Closing and ending on the earlier of (x) the date that is twelve (12) months following the Closing and (y) the date on which the employment of a Current Employee terminates (i) each of base compensation and a target annual cash incentive compensation or bonus opportunity (but subject to applicable adjustments to performance goals following the Closing) at least as favorable as that provided to the Current Employee as of immediately prior to the Closing, (ii) benefits that are at least as favorable in the aggregate to the benefits (excluding for such purposes any equity or equity-related awards, and any defined benefit pension benefits) maintained for and provided to the Current Employee as of immediately prior to the Closing and (iii) severance benefits that are at least as favorable as the severance benefits (excluding for such purposes any equity or equity-related severance benefit terms) provided by the Company to the Current Employee as of immediately prior to the Closing; provided, that in no event shall the compensation to be paid or benefits to be provided to a Current Employee pursuant to clauses (i) – (iii) be less than the amount required to be paid or benefits provided to such Current Employee under any severance, employment or similar agreement.

(b) Prior to the Acceptance Time, the Company may pay to each Current Employee who is employed by the Company or one of its Subsidiaries at the time of such payments the following cash bonuses (i) at the time such bonuses are typically paid, up to an amount due to such Current Employee under the Company’s annual bonus program assuming the achievement of applicable performance metrics at the higher of “target” or actual performance in 2019, (ii) up to an amount due to such Current Employee under the Company’s annual bonus program assuming if the Acceptance Time occurs in 2020, the achievement of applicable performance metrics at “target” in 2020 with such amount being pro-rated for the portion of the year prior to the Acceptance Time and (iii) up to an amount due to such Current Employee under the Company’s annual bonus program assuming if the Acceptance Time occurs in 2021, (A) the achievement of applicable performance metrics at the higher of “target” or actual performance in 2020, and (B) the achievement of applicable performance metrics at “target” in 2021 with such amount being pro-rated for the portion of the year prior to the Acceptance Time; provided that in no event shall any cash bonus paid to a Current Employee for in the year in which the Acceptance Time occurs be less than the amount required to be paid to such Current Employee under any severance agreement.

(c) Parent shall, and shall cause the Company and each of its other Subsidiaries to, cause service rendered by Current Employees to the Company and its Subsidiaries, prior to the Closing to be taken into account for all purposes of eligibility, vesting, level of benefits (including vacation and severance, but excluding, for the avoidance of doubt, for purposes of benefit accrual under any defined benefit pension plan) and as required by law under all employee benefit plans of Parent, the Company and its other Subsidiaries (each, a “Buyer Plan”), to the same extent as such service was taken into account under the corresponding Company Plans immediately prior to the Closing; provided, that, the foregoing will not apply to the extent that its application would result in a duplication of benefits with respect to the same period of service. Without limiting the generality of the foregoing, Parent shall not, and shall cause the Company to not, subject Current Employees to any eligibility requirements, waiting periods, actively-at-work requirements or pre-existing condition limitations under any Buyer Plan for any condition for which they would have been entitled to coverage under the corresponding Company Plan in which they participated prior to the Closing. If Parent chooses to have the Current Employees commence participation in an applicable Buyer Plan other than on the first day of a plan year, Parent will use commercially reasonable efforts to, or to cause the Company and its Subsidiaries to provide, credit under such employee benefit plans for any eligible expenses incurred by such Current Employees and their covered dependents under a Company Plan during the portion of the year prior to the Closing for purposes of satisfying all co-payments, co-insurance, deductibles, maximum out-of-pocket requirements, and other out-of-pocket expenses or similar requirement under any such plans applicable to such Current Employees and their covered dependents in respect of the plan year in which the Closing occurs; provided, however, that Parent’s obligations under this sentence shall be subject to its receipt of, using reasonable best efforts to obtain, all necessary information, from either the Company or the Current Employee, related to such amounts paid by such Current Employee.

(d) If directed in writing by Parent at least fifteen (15) Business Days prior to the Acceptance Time, the Company shall terminate, effective as of at least one (1) day prior to the Closing Date, any and all Company Plans intended to include a Code Section 401(k) arrangement (each, a “Company 401(k) Plan”). If so directed, no later than five (5) Business Days prior to the Closing Date, the Company shall provide Parent with evidence that the Company has taken action to terminate each Company 401(k) Plan (effective as of no later than one (1) day prior to the Closing Date) pursuant to resolutions of the Company Board. The form and substance of such resolutions shall be subject to review and approval of Parent (which shall not be unreasonably withheld, conditioned or delayed).

(e) Without limiting the generality of Section 7.5, no provision of this Agreement (i) prohibits Parent or the Company from amending or terminating any individual Company Plan or any other employee benefit plan in accordance with its terms and applicable Law, (ii) requires Parent or the Company to keep any Person employed for any period of time, or (iii) constitutes the establishment or adoption of, or amendment to, any Company Plan or employee benefit plan. No Current Employee or any other individual employed by the Company or its Subsidiaries has any third-party beneficiary or other rights with respect to this Section 5.4.

Section 5.5 Directors’ and Officers’ Indemnification and Insurance.

(a) Parent and Buyer agree that all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Closing now existing in favor of the present (as of the Closing) or former directors or officers of the Company (each, together with such Person’s heirs, executors, or administrators, an “Indemnified Party”) as provided in the Company Organizational Documents shall survive the Closing and shall continue in full force and effect. For a period of six (6) years from the Closing, the Company shall, and Parent shall cause the Company to, maintain in effect the exculpation, indemnification and advancement of expenses equivalent to the provisions of the Company Organizational Documents as in effect immediately prior to the Closing solely with respect to acts or omissions occurring prior to the Closing and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any present (as of the Closing) or former director or officer of the Company; provided, however, that all rights to indemnification in respect of any action pending or asserted or any claim made for indemnification within such period shall continue until the disposition of such action or resolution of such claim. From and after the Closing, Parent shall guarantee and stand surety for, and shall cause the Company to honor, in accordance with their respective terms, each of the covenants contained in this Section 5.5.

(b) Without limiting any additional rights that any Person may have under any agreement or applicable Law, Parent and Buyer shall, jointly and severally, from and after the Closing, indemnify and hold harmless the Company, its Subsidiaries and each Indemnified Party against any liability for or on account of Tax in connection with a Post-Offer Reorganization, including all obligations to pay a judgment, settlement, or penalty and reasonable expenses incurred in connection with any Action in relation thereto; provided that, any such indemnity of an Indemnified Party shall be limited to Taxes incurred by such Indemnified Party in his or her capacity as a director or officer of the Company and not as a holder of any of the Shares or other equity of the Company.

(c) The Company may purchase prior to the Closing, and if the Company does not purchase prior to the Closing, Parent shall use reasonable best efforts to cause the Company to purchase at or after the Closing, a tail policy under the current directors’ and officers’ liability insurance policies maintained at such time by the Company in respect of acts or omissions occurring at or prior to the Closing, which tail policy (i) will be effective for a period from the Closing through and including the date six (6) years after the Closing with respect to claims arising from facts or events that existed or occurred prior to or at the Closing and (ii) will contain coverage that is at least as protective to such directors and officers as the coverage provided by such existing policies; provided, that, the premium for such tail policy may not be (and Parent shall not be required to cause the Company to expend) in excess of three hundred percent (300%) of the last annual premium paid prior to the Closing. Parent shall cause any such policy to be maintained in full force and effect for their full term, and cause all obligations thereunder to be honored by the Company.

(d) Without limiting any of the rights or obligations under this Section 5.5, for a period of six (6) years after the Closing Parent shall cause the Company to keep in full force and effect, and comply with the terms and conditions of, (solely with respect to acts or omissions occurring prior to the Closing) any agreement in effect as of the date of this Agreement between or among the Company or any of its Subsidiaries and any Indemnified Party providing for the indemnification of such Indemnified Party that has been made available to Parent.

(e) This Section 5.5 will survive the consummation of the Transactions and is intended to benefit, and after the Closing is enforceable by, any Person or entity referred to in this Section 5.5. The indemnification and advancement provided for in this Section 5.5 is not exclusive of any other rights to which the Indemnified Party is entitled whether pursuant to Law, Contract, or otherwise. If Parent, Buyer, the Company or any of their respective successors or assigns (other than pursuant to the Transactions) (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity resulting from such consolidation or merger or (ii) transfers all or a majority of its properties and assets to any Person, then, and in each such case, Parent or Buyer, as applicable, shall make proper provisions such that such successors or assigns assume the applicable obligations set forth in this Section 5.5.

Section 5.6 Further Action; Efforts.

(a) Subject to the terms and conditions of this Agreement, prior to the Closing, each party shall use reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper, or advisable under applicable Laws to consummate the Offer by or before the Outside Date. Notwithstanding anything in this Agreement to the contrary, the parties hereto agree to, (i) in cooperation and consultation with each other, make an appropriate filing of a Notification and Report Form pursuant to the HSR Act and all other filings required pursuant to applicable foreign Antitrust Laws with respect to the Transactions as promptly as reasonably practicable and in any event prior to the expiration of any applicable legal deadline (provided that the filing of a Notification and Report Form pursuant to the HSR Act must be made within ten (10) Business Days after the date of the Agreement, unless otherwise agreed to by the Company and Parent in writing) and (ii) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested (including pursuant to a second or similar request) pursuant to the HSR Act or any other Antitrust Law. Parent shall, with the reasonable cooperation of the Company, be responsible for making any filing or notification, or draft filing as may be the case, required or advisable under foreign Antitrust Laws as promptly as reasonably practicable after the date of this Agreement, unless otherwise agreed to by the Company and Parent in writing. The parties shall also consult and cooperate with one another, and consider in good faith the views of one another, in connection with, and provide to the other parties in advance, any analyses, appearances, presentations, memoranda, briefs, arguments, opinions and proposals made or submitted by, or on behalf of, such party in connection with proceedings under or relating to any Antitrust Laws; provided, however, that Parent shall have the right to devise, control and direct the strategy and timing for, and making of all material decisions relating to (and shall take the lead in all meetings and communications with any Governmental Body relating to), obtaining any Consent of a Governmental Body contemplated by this Section 5.6, including resolving any Action related to any such Consent; provided, further, however, in devising, controlling and directing the strategy and timing for, and making of all material decisions relating to obtaining any Consent of a Governmental Body contemplated by this Section 5.6 Parent must at all times use its reasonable best efforts to consummate the Offer by or before the Outside Date. Without limiting the foregoing, the parties hereto agree (A) to furnish to the other such information and assistance as the other may reasonably request in connection with obtaining any Consent or any Action under or relating to Antitrust Laws or otherwise relating to or to facilitate a Remedy, (B) to give each other reasonable advance notice of all meetings with any Governmental Body relating to any Antitrust Laws or otherwise relating to or to facilitate a Remedy, (C) to give each other an opportunity to participate in each of such meetings, (D) to the extent practicable, to give each other reasonable advance notice of all substantive oral communications with any Governmental Body relating to any Antitrust Laws, (E) if any Governmental Body initiates a substantive oral communication regarding any Antitrust Laws, to promptly notify the other party of the substance of such communication, (F) to provide each other with a reasonable advance opportunity to review and comment upon all substantive written communications (including any analyses, presentations, memoranda, briefs, arguments, opinions and proposals) with a Governmental Body regarding any Antitrust Laws and (G) to provide each other with copies of all substantive written communications to or from any Governmental Body relating to any Antitrust Laws. Any such disclosures or provision of copies by one party to the other may be made on an outside counsel basis, if appropriate. Parent shall pay all filing fees in connection with any filings that may be required by this Section 5.6(a).

(b) In furtherance of, and without limiting the efforts referenced in Section 5.6(a), Parent shall, and shall cause each of its Subsidiaries to, take any and all actions necessary to obtain any consents, clearances or approvals required under or in connection with the HSR Act, the Sherman Act, as amended, the Clayton Act, as amended, the Federal Trade Commission Act, as amended, the EU Merger Regulation and any other federal, state or foreign law, regulation, or decree designed to prohibit, restrict, or regulate actions for the purpose or effect of monopolization or restraint of trade or significant impediment of effective competition (collectively “Antitrust Laws”) to enable all waiting periods under applicable Antitrust Laws to expire, and to avoid or eliminate impediments under applicable Antitrust Laws asserted by any Governmental Body, in each case, to cause the Offer to be consummated prior to the Outside Date, including if necessary to obtain clearance by any Governmental Body before the Outside Date, offering, negotiating, committing to, and effecting, by consent decree, hold separate order, or otherwise, the sale, divestiture, license or other disposition of any and all of the capital stock, assets, equity holdings, rights, products or businesses of Parent and its Subsidiaries (including the Company and its Subsidiaries), and any other restrictions on the activities of Parent and its Subsidiaries (including the Company and its Subsidiaries) (the foregoing and any other action contemplated by this Section 5.6(b), a “Remedy”). To assist Parent in complying with its obligations set forth in this Section 5.6, the Company shall (and shall cause its Subsidiaries to) enter into one or more agreements requested by Parent to be entered into by any of them prior to the Closing with respect to a Remedy. Without Parent’s prior written consent, the Company shall not (and shall not permit any of its Subsidiaries to) take or cause to be taken, do or cause to be done, offer, negotiate, commit to or effect any Remedy. For the avoidance of doubt, no party hereto (or their respective Subsidiaries) shall be required pursuant to this Section 5.6 to offer, negotiate, commit to or effect any Remedy that is not conditioned upon the Closing. Notwithstanding anything in this Agreement to the contrary, (i) Parent’s obligation to (and to cause its Subsidiaries (including for this purpose, the Company and its Subsidiaries) to) offer, negotiate, commit to or effect any Remedy or Remedies shall be limited to (a) total ankle replacement products and services and (b) other products and services that represented, individually or in the aggregate, less than $25,000,000 of annual revenue generated during the 2018 fiscal year, and (ii) Parent shall not be required to (or to cause its Subsidiaries (including for this purpose, the Company and its Subsidiaries) to) offer, negotiate, commit to or effect any Remedy or Remedies other than those required pursuant to clause (i).

(c) Without limiting the obligations in clauses (a) and (b) of this Section 5.6, including Parent’s right to devise, direct and control the strategy relating to such actions or proceedings, in the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Body challenging any Transaction, each of Parent, Buyer and the Company shall cooperate in all respects with each other and shall use its reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction, decision or other order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the Transactions.

(d) Prior to the Acceptance Time, each party shall use commercially reasonable efforts to obtain any consents, approvals or waivers of third parties with respect to any Contracts to which it (or any Subsidiary of the Company) is a party as may be necessary for the consummation of the Transactions or required by the terms of any Contract as a result of the execution, performance or consummation of the Transactions; provided, that, notwithstanding anything to the contrary in this Agreement, except in order to effect a Remedy in accordance with the terms of this Agreement, in no event will Parent, Buyer or the Company be required to pay or make or commit to pay or make (and without the prior written consent of Parent, none of the Company or any of its Subsidiaries shall pay or make or commit to pay or make), prior to the Closing, any fee, penalty or other consideration or any other accommodation to any third party to obtain any consent, approval or waiver required with respect to any such Contract.

(e) Each of the parties agrees that, between the date of this Agreement and the earlier of the Closing and the termination of this Agreement in accordance with Article VI, it will not, and will ensure that none of their respective Subsidiaries will, consummate, or enter into any agreement providing for, any investment, acquisition or other business combination that would reasonably be expected to materially delay or prevent the consummation of the Transactions.

Section 5.7 Public Announcements. The Company shall not, and shall cause its Subsidiaries to not, and Parent shall not, and shall cause each of its Subsidiaries to not, issue any press release, announcement or other public statement concerning the Agreement or the Transactions without the prior consent of the other (which consent may not be unreasonably withheld, conditioned, or delayed), except any release or announcement required by applicable Law or any rule or regulation of Nasdaq, the New York Stock Exchange or any other stock exchange to which the relevant party is subject, in which case the party required to make the release or announcement shall use commercially reasonable efforts to allow each other party reasonable time to comment on such release or announcement in advance of such issuance; it being understood that the final form and content of any such release or announcement, to the extent so required, shall be at the final discretion of the disclosing party. The restrictions of this Section 5.7 do not apply to communications by the Company or Parent in connection with a Change of Board Recommendation.

Section 5.8 Approval of Compensation Actions. Prior to the Acceptance Time, the Compensation Committee of the Company Board shall take all such actions as may be required to approve, as an employment compensation, severance, or other employee benefit arrangement in accordance with Rule 14d-10(d)(2) under the Exchange Act and the instructions thereto, any and all Compensation Actions taken after January 1 of the current fiscal year and prior to the Acceptance Time that have not already been so approved. For the purposes of this Agreement, “Compensation Action” means any (a) granting by the Company or its Subsidiaries to any present or former director or officer of any increase in compensation or benefits or of the right to receive any severance or termination compensation or benefit; (b) entry by the Company or its Subsidiaries into any employment, consulting, indemnification, termination, change of control, non-competition, or severance agreement with any present or former director or officer, or any approval, amendment, or modification of any such agreement; or (c) approval of, amendment to, or adoption of any Company Plan. For the avoidance of doubt, nothing contained in this Section 5.8 shall permit the Company to take any action that would be prohibited under any other provision of this Agreement, including Section 5.1.

Section 5.9 Treatment of Certain Indebtedness.

(a) The Company shall provide written notice of the anticipated effective date of the Closing to holders of the Convertible Notes, the Trustee, and the paying agent and conversion agent identified in the Indentures within three (3) Business Days after the date of this Agreement and in accordance with Section 14.01(b)(iii) of each of the Indentures. Prior to the Closing, the Company shall not make any change to the terms of the Indentures relating to the Convertible Notes without the prior written consent of Parent. In addition, the Company and its Subsidiaries shall take all actions as may be required in accordance with, and subject to, the terms of the Indentures including, without limitation, delivery, issuance or entry into, as applicable, of any notices, certificates, press releases, supplemental indentures, legal opinions, officers’ certificates or other documents or instruments required to comply with the Indentures. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any notices, certificates, press releases, supplemental indentures, legal opinions, officers’ certificates, and written or verbal responses to any inquiries from holders of the Convertible Notes or other documents or instruments deliverable pursuant to or in connection with the Indentures prior to the dispatch or making thereof, and the Company shall promptly respond to any questions from, and shall reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to the dispatch or making thereof.

(b) At the Closing, the Company shall take all necessary action to perform and comply with all obligations of the Company pursuant to the Indentures within the time periods required by the terms of the Indentures; provided that any opinions of counsel required by the Indentures, or as may be required by the Trustee pursuant to the Indentures, shall be delivered by the Company and its counsel to the extent required to be delivered in connection with the transactions contemplated by this Agreement. Promptly following the Closing (and in any event no later than five Business Days following the Closing), the Company shall issue one or more press releases (and make such press releases available on the Company’s website) announcing the date of the Closing, providing notice of the occurrence of a Make-Whole Fundamental Change (as defined in the Indentures) and detailing any adjustment to the Conversion Rate (as defined in the 2020 Indenture and the 2021 Indenture) or Exchange Rate (as defined in the 2023 Indenture), as applicable, and other relevant information.

(c) The Company shall take all commercially reasonable actions requested by Parent in connection with making elections under, amending, obtaining waivers, and/or unwinding or otherwise settling the Hedging Documentation. The Company shall use its commercially reasonable efforts to cooperate with Parent at Parent’s request in connection with, and at Parent’s request shall use its commercially reasonable efforts to initiate or continue, and shall permit Parent to directly initiate or continue, any discussions, negotiations or agreements with the 2020 Dealers, 2021 Dealers or 2023 Dealers, any of their respective Affiliates or any other Person, with respect to any determination, adjustment, cancellation, termination, exercise, settlement or computation in connection with the Hedging Documentation, including, without limitation, with respect to any amounts that may be receivable or payable by the Company pursuant to the Hedging Documentation; provided that, in no event will this Section 5.9(c) require the Company to comply with any instruction or request from the Parent to cancel or terminate any transaction under the Hedging Documentation prior to the Closing. The Company (i) shall not, without Parent’s prior written consent (which shall not be unreasonably withheld, conditioned or delayed) (A) make any amendments, modifications or other changes to the terms of, or agree to any adjustment under or amounts due upon termination, cancellation or settlement of the Hedging Documentation, (B) exercise any right it may have to terminate, or affirmatively cause the early settlement, exercise or cancellation of any of the Hedging Documentation (other than, in the case of settlement or exercise, in connection with any conversion or exchange under the Convertible Notes), (C) except as contemplated herein, enter into any discussions, negotiations or agreements with respect to any of the foregoing in this Section 5.9(c) or (D) make any payments or deliveries with respect to the Hedging Documentation, and (ii) shall keep Parent fully informed of all such discussions and negotiations and shall give Parent the option to participate (or have its counsel participate) in any such discussions and negotiations. The Company shall take all actions as may be required in accordance with, and subject to, the terms of the Hedging Documentation, including delivery of any notices or other documents or instruments required to give effect to the foregoing or in connection with the consummation of the Transactions. The Company shall provide Parent and its counsel reasonable opportunity to review and comment on any notices or other documents or instruments in connection with the Hedging Documentation prior to the dispatch or making thereof, and the Company shall promptly respond to any questions from, and shall reflect any reasonable comments made by, Parent or its counsel with respect thereto prior to the dispatch or making thereof.

(d) In the event that Parent desires to consummate a repurchase offer or similar transaction with respect to any or all of the Convertible Notes (any such transaction, a “Repurchase Transaction”), each of the Company and Parent shall use their respective reasonable best efforts to, and to cause their respective Subsidiaries to, cooperate with one another in good faith to permit such Repurchase Transaction to be effected on such terms, conditions and timing as requested by Parent.

(e) Following the occurrence of any event that would require an adjustment to the Conversion Rate (as defined in the 2020 Indenture or the 2021 Indenture) or the Exchange Rate (as defined in the 2023 Indenture), as applicable, under any of the Indentures at or prior to the Closing, the Company shall promptly provide Parent written notice accurately setting out (i) the updated Conversion Rate or Exchange Rate, as applicable, for each of the Indentures and (ii) the Cash Make-Whole Premiums (as defined in the Indentures) number of Additional Shares (as defined in the Indentures), if any, reflecting the amount by which such Conversion Rate or Exchange Rate, as applicable, will be increased upon the occurrence of a Make-Whole Fundamental Change (as defined in the Indentures), in each case, as adjusted to reflect all events that have occurred through the date on which such update is provided that would result in an adjustment pursuant to the terms of the Indentures.

(f) In connection with each of the Mergers, the Company shall take all necessary action to perform and comply with all obligations of the Company and its Subsidiaries pursuant to each of the Indentures at such times as are required by the terms of the Indentures, including, without limitation, delivering or issuing (or causing to be delivered by counsel to the Company in the case of legal opinions), as applicable, any notices, certificates, press releases, legal opinions, officers’ certificates or other documents or instruments required to comply with each of the Indentures and executing and delivering any supplemental indentures to each of the Indentures as may be required in connection with each of the Mergers (each a “Supplemental Indenture” and, collectively, the “Supplemental Indentures”). The Supplemental Indentures with respect to the Third-Step Merger shall provide, inter alia, that, at and after the Final Effective Time (as defined in the Merger Agreement), (i) the right to convert the Convertible Notes (as defined under the Purchase Agreement) will be changed into a right to convert each $1,000 principal amount of Convertible Notes into cash in an amount equal to (A) the Conversion Rate (as defined in the 2020 Indenture and the 2021 Indenture) or Exchange Rate (as defined in the 2023 Indenture) in effect on the Conversion Date (as defined in each of the Indentures) (as increased, if at all, pursuant to Section 14.03 of each of the Indentures), multiplied by (B) the Merger Consideration (as defined in the Merger

Agreement) in accordance with Section 14.07 of each of the Indentures and (ii) that the Surviving Company (as defined in the Merger Agreement) shall expressly assume the obligation of the Company and WMGI, as applicable, under the Indentures.

(g) The Company shall promptly provide to Parent any notices, communications or other correspondence received from the 2020 Dealers, the 2021 Dealers or the 2023 Dealers in connection with the Hedging Documentation or the transactions thereunder.

(h) Notwithstanding anything to the contrary in this Agreement, the Company agrees that, at Parent’s request, prior to the Acceptance Time, the Company shall either (1) deliver to Parent a fully executed and effective waiver under the Credit Agreement, in form and substance reasonably satisfactory to Parent, waiving any Default (as defined in the Credit Agreement) or Event of Default (as defined in the Credit Agreement) in connection with the consummation of the Transactions or (2) repay all amounts owed under the Credit Agreement, terminate the Credit Agreement and provide evidence, in form and substance reasonably satisfactory to Parent, of such termination.

(i) Notwithstanding anything to the contrary in this Agreement, the Company and WMGI shall be permitted to take any and all actions expressly required under the terms of the Indentures and the Convertible Notes, and no such action shall give rights to any rights of Parent or Buyer under this Agreement.

Section 5.10 Post-Closing Reorganizations.

(a) Promptly after the date hereof, the Company shall:

(i) form a Luxembourg société anonyme that is a direct, wholly owned subsidiary of the Company (“Wave Luxembourg”) with articles of association substantially in the form set forth in Exhibit C attached hereto;

(ii) cause Wave Luxembourg to form a Bermuda exempted company that is a direct, wholly owned subsidiary of Wave Luxembourg (“Wave Bermuda”) with a memorandum of association substantially in the form set forth in Exhibit D attached hereto and bye-laws substantially in the form set forth in Exhibit E attached hereto;

(iii) (A) execute and deliver, and cause Wave Luxembourg and Wave Bermuda to execute and deliver, the Merger Agreement (together with all amendments reasonably agreed by Parent and the Company and all documents and instruments contemplated thereby in the form reasonably satisfactory to Parent and the Company, the “Merger Documentation”) and (B) comply with, and cause Wave Luxembourg and Wave Bermuda to comply with, the terms and conditions of the Merger Documentation; and

(iv) cause Wave Luxembourg and Wave Bermuda not to engage in any business activities, own property or incur any liabilities or obligations except as contemplated by this Agreement or incident to their formation.

(b) Promptly after the date hereof, Parent shall:

(i) form a Bermuda exempted company that is a direct or indirect wholly owned subsidiary of Buyer (“Merger Sub”) with a memorandum of association substantially in the form set forth in Exhibit F attached hereto and bye-laws substantially in the form set forth in Exhibit G attached hereto;

(ii) (A) execute and deliver, and cause Merger Sub, to execute and deliver, the Merger Documentation and (B) comply with, and cause Merger Sub to comply with, the terms and conditions of the Merger Documentation; and

(iii) cause Merger Sub not to engage in any business activities, own property or incur any liabilities or obligations except as contemplated by this Agreement or incident to its formation.

(c) Promptly after the date hereof, the Company shall take the actions set forth on Section 5.10(c) of the Company Disclosure Letter in connection with the Demerger, the Mergers and the Asset Sale and Liquidation.

(d) Prior to the Closing, the Company shall (and shall cause its Subsidiaries to) use its reasonable best efforts to take such additional steps and do all such things as are reasonably requested by Parent or Buyer to procure that, to the extent any such actions, transactions or matters are validly elected (subject to the Company’s prior written consent, if required pursuant to Section 2.7(a)) to be effectuated by Parent or Buyer pursuant to Section 2.7(a), including the Asset Sale, Liquidation, Second Step Distribution, the Demerger and the Mergers are able to occur at the time elected by Buyer or Parent after the Closing. Notwithstanding anything in this Agreement to the contrary, and provided that the Company and its Subsidiaries comply with their obligations in this Section 5.10(d), any actions taken by the Company or its Subsidiaries in furtherance of this Section 5.10(d) shall not affect the representations, warranties, covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto hereunder and notwithstanding anything to the contrary in this Section 5.10(d), the parties agree that the taking of any such actions will not be taken into account for purposes of determining whether any Offer Condition or condition to the Transactions has been satisfied or whether any right of termination arises under Article VI.

Section 5.11 Conduct of Buyer. Parent shall cause Buyer to comply with all of its obligations under this Agreement in accordance with the terms and subject to the conditions set forth in this Agreement.

Section 5.12 No Control of the Company’s Business. Nothing contained in this Agreement gives Parent or Buyer, directly or indirectly, the right to control or direct the Company’s or any of its Subsidiaries’ operations prior to the Closing. Prior to the Closing, the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries’ respective operations subject to Section 5.1.

Section 5.13 Operations of Buyer. Prior to the Closing, Buyer shall not engage in any other business activities and shall not incur any liabilities or obligations other than in connection with the Transactions.

Section 5.14 Shareholder Litigation. The Company shall notify Parent as soon as possible of actions, suits, or claims instituted against the Company or any of its directors or officers relating to or in connection with this Agreement or the Transactions (“Shareholder Litigation”). The Company shall consult with Parent regarding the defense of any such Shareholder Litigation, and Parent shall have a right to participate in such defense. The Company agrees that it shall not compromise or settle or offer to compromise or settle any such litigation without the prior written consent of Parent (which consent shall not be unreasonably withheld, delayed or conditioned).

Section 5.15 Delisting. Prior to the Closing, the Company shall, at Buyer’s request, cooperate with Parent and Buyer and use reasonable best efforts to take, or cause to be taken, all actions, and do or cause to be done all things, reasonably necessary, proper or advisable on its part under applicable Laws and rules and policies of the Nasdaq to cause the delisting of the Company and the Shares from the Nasdaq as promptly as practicable after the Closing and the deregistration of the Shares under the Exchange Act as promptly as practicable after such delisting. If the Company is required to file any quarterly or annual report by a filing deadline that is imposed by the Exchange Act which falls on a date within the ten (10) days following the date that the Company is expected to be delisted from the Nasdaq, the Company will use its reasonable best efforts to deliver to Parent at or prior to the Closing a substantial final draft of any such annual or quarterly report reasonably likely to be required to be filed during such period.

Section 5.16 Social and Economic Council Merger Regulation. Promptly after the date of this Agreement, Buyer shall, also acting on behalf of the Company, notify the Social and Economic Council and the relevant

Dutch trade unions, if any, of the Offer in accordance with the provisions of the Social and Economic Council Merger Regulation for the protection of employees (SER-Besluit Fusiegedragsregels 2015), if and to the extent applicable.

Section 5.17 Anti-Takeover Measures. The Company and the Company Board (and any applicable committees thereof) shall take all actions necessary so that no Anti-Takeover Measure is or becomes applicable to any of the Transactions. If any Anti-Takeover Measure becomes applicable to any of the Transactions, the Company and the Company Board (and any applicable committees thereof) shall grant such approvals and take such actions as are necessary so that any such Transactions may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise act to eliminate such Anti-Takeover Measures in respect of such Transactions.

Section 5.18 Notification of Certain Matters. The Company shall give prompt notice to Parent of: (a) the occurrence or non-occurrence of any event whose occurrence or non-occurrence, as the case may be, would reasonably be expected to prevent or materially delay the consummation of the Offer or the other Transactions and (b) any notice or other communication from any third Person alleging that the consent of such third Person, which would reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole, is or may be required in connection with the Offer or the other Transactions. Notwithstanding anything in this Agreement to the contrary, no such notification shall affect the representations, warranties, covenants or agreements of the parties hereto or the conditions to the obligations of the parties hereto hereunder and notwithstanding anything to the contrary in this Section 5.18, the parties agree that the failure to provide any notice contemplated by this Section 5.18 will not be taken into account for purposes of determining whether any Offer Condition or condition to the Transactions has been satisfied or whether any right of termination arises under Article VI, unless the underlying event would independently result in the failure of any Offer Condition or condition to the Transactions to be satisfied or give rise to any right of termination under Article VI.

Section 5.19 Parent’s Financing Activities.

(a) Without limiting the generality of Section 5.6, prior to the Closing, the Company shall, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause its and their respective Representatives to, on a timely basis, provide reasonable cooperation requested in writing by Parent that is customary in connection with the arrangement, marketing, syndication and consummation of any public or private debt financing or any public or private equity offering, including any offering of derivative securities or other securities exchangeable for, or convertible into, equity securities (and the satisfaction of the conditions precedent to funding thereof) for transactions that are similar to the transactions contemplated by this Agreement. Such cooperation shall, at the reasonable request of Parent or any of its Subsidiaries or Representatives, include the following to the extent necessary in order to arrange, market, syndicate and consummate such financing:

(i) furnishing, or causing to be furnished, to Parent or its Subsidiaries or their Representatives, (A) audited consolidated balance sheets and related audited consolidated statements of income, stockholders’ equity and cash flows of the Company for each fiscal year ended after the date hereof and more than sixty (60) days prior to the Closing Date and (B) unaudited consolidated balance sheets and related unaudited consolidated statements of income and cash flows of the Company for each fiscal quarter ended after the date hereof and more than forty (40) days prior to the Closing Date, and in the case of clauses (A) and (B), prepared in accordance with GAAP and reviewed (in accordance with applicable accounting standards) by the Company’s accountants and meeting the requirements of Rule 3-05 of Regulation S-X under the Securities Act (with such review (x) including a review of the financial statements for the corresponding period in the previous fiscal year and (y) being conducted in accordance with applicable accounting standards); provided, that no financial statements need be furnished by the Company until the Company has filed such financial statements on Form 10-K or Form 10-Q, as applicable, with the SEC;

(ii) providing reasonable assistance to Parent for the preparation of pro forma financial information required to consummate any such financing or to comply with applicable Law;

(iii) requesting that the Company’s and its Subsidiaries’ independent accountants participate in customary accounting due diligence sessions upon reasonable advance notice and requesting that such accountants provide customary comfort letters (including “negative assurance” comfort) as are customarily requested in an underwritten offering of securities and consents customary for Parent’s use of the financial statements of the Company and its Subsidiaries in any marketing or offering materials to be used in connection with such financing, provided that none of the foregoing interfere with any ordinary course audit or review of the Company’s or its Subsidiaries’ financial statements or internal control over financial reporting;

(iv) providing reasonable assistance to Parent and its Subsidiaries in their preparation of customary rating agency presentations, road show materials, customary bank or co-investor information memoranda, prospectuses, bank syndication materials, credit agreements, offering memoranda, private placement memoranda, definitive financing documents (as well as customary certificates) and similar or related documents customarily prepared in connection with financings of the type described in this Section 5.19, and which may incorporate by reference periodic and current reports filed by the Company with the SEC;

(v) reasonably cooperating with customary marketing efforts and due diligence efforts of Parent and its Subsidiaries for all or any portion of such financing; provided, that no officer, director or employee of the Company shall be required to participate in any “roadshow” or similar in-person or telephonic presentation regarding the Company;

(vi) using reasonable best efforts to deliver to Parent, no later than five (5) Business Days prior to the Closing Date (to the extent requested by Parent no later than ten (10) Business Days prior to the Closing Date), any materials and documentation about the Company and its Subsidiaries required by any Financing Party under applicable “know your customer” and anti-money laundering rules, applicable Laws and regulations (including the USA PATRIOT Act and the Beneficial Ownership Regulation);

(vii) informing Parent promptly in writing if the chief financial officer of the Company shall have knowledge of any facts as a result of which a restatement of any of the Company’s or its Subsidiaries’ financial statements is necessary; and

(viii) reasonably cooperating with Parent and the Financing Parties in connection with providing customary authorization letters in connection with any debt financing to the Financing Parties.

Notwithstanding anything in this Agreement to the contrary, (1) neither the Company nor any of its Affiliates shall be required to (A) pay any commitment or other similar fee in connection with any such financing to be obtained by Parent or any of Parent’s Affiliates in connection with the transactions contemplated by this Agreement, (B) take any action that would conflict with or violate the Company Organizational Documents or any of its Subsidiaries’ organizational documents or any applicable Law or (C) take any action to the extent such action would interfere in any material respect with the business or operations of the Company or its Subsidiaries, (2) the effectiveness of any documentation executed by the Company with respect thereto, and the attachment of any Lien to any assets of the Company or any of its Subsidiaries, shall be subject to the consummation of the Closing, (3) the Company (and any of its Subsidiaries) and any director or officer of the Company (or any of its Subsidiaries) shall not be required to execute any agreement, certificate, document or instrument or adopt any resolutions with respect to any such financing that would be effective prior to the Closing (other than certifications of financial statements and customary authorization letters contemplated by Section 5.19(a)(viii)) and no such directors that shall not be continuing directors shall be required to take any such action, whether effective prior to or after Closing and (4) (A) Parent shall, upon written request by the Company, reimburse the Company or any of its Subsidiaries for all reasonable and documented out-of-pocket costs or expenses actually incurred by each such Person in complying with their respective covenants pursuant to this Section 5.19 and (B) Parent shall indemnify and hold harmless the Company, its Subsidiaries and their respective Representatives from and against any and all liabilities, losses, damages, claims and related reasonable and documented out-of-pocket costs or expenses actually suffered or incurred by any of them of any type in connection with any actual or prospective claim, litigation, investigation or proceeding relating to the arrangement of such financing, other than to the extent any such liabilities, losses, damages, claims or related costs and expenses are the result of the gross negligence, bad faith or willful misconduct of the Company or its controlled Affiliates.

(b) All non-public or other confidential information regarding the Company or its Affiliates obtained by Parent, its Affiliates or their respective Representatives, in each case pursuant to this Section 5.19, shall be kept confidential in accordance with the Confidentiality Agreement; provided, that such information may be shared (i) on a confidential basis with prospective Financing Parties during syndication and marketing of any such financing in connection herewith and with participants in such financing (and, in each case, with their respective counsel and auditors), in each case that enter into confidentiality arrangements customary for financing transactions of the same type as such financing (including “click-through” confidentiality arrangements), (ii) on a confidential basis with rating agencies and (iii) by inclusion in a prospectus, confidential offering memorandum or similar offering document used in any financing in connection herewith in order to prevent such document from containing any misstatement or omission of a material fact necessary to make the statements therein not misleading; provided that in the case of this clause (iii), the Company and its counsel are given a reasonable opportunity to review and comment on the relevant disclosures and Parent and its Subsidiaries shall incorporate any comments reasonably made by the Company and its counsel.

(c) The Company hereby consents to the reasonable use of the Company’s and its Affiliates’ trademarks, service marks and logos in connection with any such financing; provided, that such trademarks, service marks and logos are used in a manner that is not intended to or reasonably likely to harm or disparage the Company or its Affiliates or the reputation or goodwill of the Company or its Affiliates, and on such other customary terms and conditions as shall be mutually agreed.

(d) Parent acknowledges and agrees that the obtaining of any such financing is not a condition to the Closing. Notwithstanding anything to the contrary in this Section 5.19, the parties agree that any action taken or omitted to be taken with respect to the matters contemplated by this Section 5.19 will not be taken into account for purposes of determining whether any Offer Condition or condition to the Transactions has been satisfied or whether any right of termination arises under Article VI and will not give rise to any Liabilities or obligations of the Company or its Subsidiaries.

Section 5.20 Ownership of Shares. Prior to the Acceptance Time, Parent and its Subsidiaries shall not, and shall cause each of its Subsidiaries to not, own (directly or indirectly, beneficially or of record) any Shares, and none of Parent, Buyer, or their respective Affiliates shall hold any rights to acquire any Shares except pursuant to this Agreement.

ARTICLE VI

TERMINATION, AMENDMENT AND WAIVER

Section 6.1 Termination by Mutual Agreement. This Agreement may be terminated, and the Transactions may be abandoned, at any time prior to the Acceptance Time, by mutual written consent of Parent and the Company.

Section 6.2 Termination by Either Parent or the Company. This Agreement may be terminated, and the Transactions may be abandoned, at any time prior to the Acceptance Time, by Parent or the Company if:

(a) any court or other Governmental Body of competent jurisdiction has issued a final judgment, injunction order, decree or ruling or taken any other final action permanently restraining, enjoining, or otherwise prohibiting the Offer, Asset Sale, Compulsory Acquisition, Liquidation, Second Step Distribution, the Mergers or any other Transaction, and such judgment, injunction, order, decree, ruling or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 6.2(a) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement in any material respect has been the principal cause of or principally resulted in the issuance of such judgment, injunction, order, decree or ruling or the taking of such other action;

(b) the Acceptance Time has not occurred on or prior to the date that is twelve (12) months after the date of this Agreement (the “Outside Date”); provided, however, that if as of such date, the Offer Condition set forth in paragraph 1(b) of Annex I to this Agreement (Regulatory) is not satisfied but all of the other Offer Conditions shall have been satisfied or waived (other than the Minimum Tender Condition and the delivery of the certificate referenced in paragraph 2(c) of Annex I to this Agreement, which certificate only need to be capable of being delivered) and the Offer Condition set forth in paragraph 1(b) of Annex I to this Agreement remains capable of being satisfied, then the Outside Date will be automatically extended until the date that is fifteen (15) months after the date of this Agreement (and such date will then be the Outside Date); provided, however, that the right to terminate this Agreement pursuant to this Section 6.2(b) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement in any material respect has been the principal cause of or principally resulted in the failure of the Acceptance Time to have occurred on or before the Outside Date;

(c) the Offer (as it may have been extended and re-extended in accordance with the terms of this Agreement) expires as a result of the non-satisfaction of any Offer Condition or is terminated pursuant to its terms and this Agreement without Buyer having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer; provided, however, that the right to terminate this Agreement pursuant to this Section 6.2(c) shall not be available to any party if the failure of such party to perform or comply with any of its obligations under this Agreement in any material respect has been the principal cause of or principally resulted in the non-satisfaction of any Offer Condition or the termination of the Offer pursuant to its terms without Buyer having accepted for purchase any Shares validly tendered (and not withdrawn) pursuant to the Offer; or

(d) the EGM has been held and been concluded and (i) the Governance Resolutions have not been adopted, (ii) the Asset Sale Resolutions have not been adopted, (iii) the Merger Resolutions have not been adopted or (iv) the Demerger Resolutions have not been adopted.

Section 6.3 Termination by the Company. This Agreement may be terminated, and the Transactions may be abandoned, at any time prior to the Acceptance Time, by the Company:

(a) if (i) Buyer fails to commence the Offer in violation of Section 2.1 hereof or (ii) Buyer, in violation of the terms of this Agreement, fails to accept for purchase Shares validly tendered (and not withdrawn) pursuant to the Offer; provided, however, that the right to terminate this Agreement pursuant to clause (i) of this Section 6.3(a) shall not be available if the Company shall have breached its obligations under this Agreement in any manner that shall have been the principal cause of or principally resulted in the failure of the Offer to so commence;

(b) if there has been a breach of any covenant or agreement made by Parent or Buyer in this Agreement, or any representation or warranty of Parent or Buyer is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy gives rise to a Buyer Material Adverse Effect, and such breach or inaccuracy is not capable of being cured within thirty (30) days following receipt by Parent or Buyer of written notice from the Company of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (provided that the Company may not terminate this Agreement pursuant to this Section 6.3(b) if the Company is then in material breach of any of its representations, warranties, covenants or agreements hereunder); or

(c) in order for the Company to enter into a definitive Alternative Acquisition Agreement with respect to a Superior Proposal to the extent permitted by, and subject to the applicable terms and conditions of, Section 5.3(e)(i).

Section 6.4 Termination by Parent. This Agreement may be terminated, and the Transactions may be abandoned, at any time prior to the Acceptance Time, by Parent if:

(a) there has been a breach of any covenant or agreement made by the Company in this Agreement, or any representation or warranty of the Company is inaccurate or becomes inaccurate after the date of this Agreement, and such breach or inaccuracy gives rise to a failure of the condition set forth in paragraph 2(b) of Annex I to this Agreement, and such breach or inaccuracy is not capable of being cured within thirty (30) days following receipt by the Company of written notice from Parent or Buyer of such breach or inaccuracy or, if such breach or inaccuracy is capable of being cured within such period, it has not been cured within such period (provided that Parent may not terminate this Agreement pursuant to this Section 6.4(a) if Parent or Buyer is then in material breach of any of its representations, warranties, covenants or agreements hereunder); or

(b) (i) the Company Board or any committee thereof effects a Change of Board Recommendation or (ii) the Company Board or any committee thereof or the Company breaches in any material respect Section 5.3.

Section 6.5 Effect of Termination.

(a) In the event of termination of this Agreement pursuant to this Article VI, this Agreement (other than the last sentence of Section 2.2(a), Section 5.2(b), this Section 6.5 and Article VII, each of which will survive any termination hereof) will become void and of no effect with no liability on the part of any party (or of any of its Representatives) and all rights and obligations of any party shall cease; provided, however, no such termination will relieve any Person of any liability for damages resulting from a material breach of this Agreement that is a consequence of an act or omission intentionally undertaken by the breaching party with the knowledge that such act or omission would, or would reasonably be expected to, result in a material breach of this Agreement (an “Intentional Breach”) or fraud. Parent shall cause the Offer to be terminated immediately after any termination of this Agreement.

(b) In the event that:

(i) this Agreement is terminated by the Company pursuant to Section 6.3(c)

(ii) this Agreement is terminated by Parent pursuant to Section 6.4(b); or

(iii) (A) this Agreement is terminated by (x) Parent pursuant to Section 6.4(a) on the basis of a breach of a covenant or agreement, (y) either party pursuant to Section 6.2(d) or (z) either Parent or the Company pursuant to Section 6.2(b) or Section 6.2(c) (and in the case of a termination by either Parent or the Company pursuant to Section 6.2(c), at the time of the expiration or termination of the Offer, all Offer Conditions (other than the Minimum Tender Condition and the delivery of the certificate referenced in Paragraph 2(c) of Annex I to this Agreement, which certificate only need to be capable of being delivered) were satisfied or waived), (B) in any such termination under clause (A), prior to such termination, an Acquisition Proposal made after the date of this Agreement has been publicly disclosed and not publicly withdrawn or is otherwise known to the Company Board and not withdrawn (publicly, if publicly disclosed) and (C) within twelve (12) months after any such termination, the Company or any of its Subsidiaries enters into an Alternative Acquisition Agreement with respect to any Acquisition Proposal (regardless of when or whether such transaction is consummated) or any Acquisition Proposal is consummated (provided, that for purposes of clause (C) of this Section 6.5(b)(iii), references to “fifteen percent (15%) or more ” in the definition of Acquisition Proposal will be substituted for “more than fifty percent (50%)”);

Then, in any such case, the Company shall pay Parent a termination fee of $150,000,000, by wire transfer of immediately available funds to the account or accounts designated by Parent. Any payment required to be made (1) pursuant to clause (i) of this Section 6.5(b) will be paid concurrently with such termination, (2) pursuant to clause (ii) of this Section 6.5(b) will be paid no later than two (2) Business Days after such termination and (3) pursuant to clause (iii) of this Section 6.5(b) will be payable to Parent upon the earlier of the consummation of, or entry into an Alternative Acquisition Agreement with respect to, the transaction referenced therein. The Company will not be required to pay the termination fee pursuant to this Section 6.5(b) more than once.

(c) The Company acknowledges that the agreements contained in Section 6.5(b) are an integral part of the Transactions, and that, without these agreements, Parent and Buyer would not have entered into this Agreement. Accordingly, if the Company fails to promptly pay the amount due pursuant to Section 6.5(b) and, in order to obtain such payment, Parent or Buyer commences a suit that results in a judgment against the Company for the amount set forth in Section 6.5(b), the Company shall pay to Parent or Buyer their costs and expenses in connection with such suit (including reasonable attorneys’ fees), together interest on such amount at the prime rate as published in the Wall Street Journal in effect on the date such payment was required to be made through the date of payment.

Section 6.6 Expenses. Except as otherwise specifically provided herein, each party shall bear its own expenses in connection with this Agreement and the Transactions.

Section 6.7 Amendment and Waiver. This Agreement may not be amended except by an instrument in writing signed by the parties hereto. The Company, on the one hand, and Parent and Buyer, on the other hand, may (a) extend the time for the performance of any of the obligations or other acts of the other, (b) waive any inaccuracies in the representations and warranties of the other contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of applicable Law, waive compliance by the other with any of the agreements or conditions contained herein, except that the Minimum Tender Condition may only be waived by Parent or Buyer with the prior written consent of the Company. Any such extension or waiver will be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any rights or remedies will not constitute a waiver of such rights or remedies.

ARTICLE VII

GENERAL PROVISIONS

Section 7.1 Non-Survival of Representations, Warranties, Covenants and Agreements. None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and agreements, will survive the Closing, except for (a) those covenants and agreements contained herein that by their terms apply or are to be performed in whole or in part after the Closing and (b) this Article VII.

Section 7.2 Notices. All notices, requests, claims, demands and other communications hereunder must be in writing and must be given (and will be deemed to have been duly given): (a) when delivered, if delivered in Person, (b) when sent, if sent by email, (c) three (3) Business Days after sending, if sent by registered or certified mail (postage prepaid, return receipt requested) and (d) one (1) Business Day after sending, if sent by overnight courier, in each case, to the respective parties at the following addresses (or at such other address for a party as have been specified by like notice):

(i)	if to Parent or Buyer:

Stryker Corporation

2825 Airview Boulevard

Kalamazoo, MI 49002

Attention: Robert S. Fletcher

Email:

with an additional copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, IL 60606

Attention: Richard C. Witzel, Jr.

Email: richard.witzel@skadden.com

and

Houthoff Coöperatief U.A.

Gustav Mahlerplein 50

1082 MA Amsterdam

The Netherlands

Attention: Alexander Kaarls

Email: a.kaarls@houthoff.com

(ii)	if to the Company:

Wright Medical Group N.V.

1023 Cherry Road

Memphis, TN 28117

Attention: Lance Berry, Executive Vice President and Chief Financial and Operations Officer, and James Lightman, Senior Vice President and General Counsel

Email:	lance.berry@wright.com
james.lightman@wright.com

with an additional copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: Zachary	R. Blume
Paul M. Kinsella
Email:	zachary.blume@ropesgray.com
paul.kinsella@ropesgray.com

and

Stibbe N.V.

Beethovenplein 10

1070 AP Amsterdam

The Netherlands

Attention: Duco	de Boer
Email:	duco.deboer@stibbe.com

Section 7.3 Severability. If any term or other provision of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or incapable of being enforced by any rule of law or public policy, the remaining provisions of this Agreement (i) shall remain in full force and effect and (ii) will be enforced so as to conform to the original intent of the parties as closely as possible in an acceptable manner so that the Transactions are fulfilled to the fullest extent possible.

Section 7.4 Assignment. This Agreement may not be assigned by operation of law or otherwise without the prior written consent of each of the other parties; provided, that Buyer may assign any or all of its rights, interests and obligations hereunder to one or more direct or indirect wholly owned Subsidiaries of Parent without the

Company’s consent; provided, further, that such assignment will not materially impede or delay the consummation of the Transactions or otherwise materially impact the rights of the Company or the shareholders of the Company under this Agreement. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

Section 7.5 Entire Agreement; Third-Party Beneficiaries. This Agreement (including the Company Disclosure Letter and the exhibits, annexes, and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof; provided, however, that the Confidentiality Agreement will survive the execution or termination of this Agreement and remains in full force and effect. Except for (a) after the Closing, the rights of the holders of Shares to receive the Offer Consideration, and the holders of Company Equity Awards to receive the consideration described in Section 2.3, (b) the right of the Company, on behalf of the holders of Shares and the holders of Company Equity Awards, to pursue specific performance as set forth in Section 7.12 or, if specific performance is not sought or granted as a remedy, damages (which damages the parties agree may be based upon a decrease in share value or lost premium) in the event of Parent’s or Buyer’s Intentional Breach of this Agreement, which right is hereby acknowledged and agreed by Parent and Buyer, (c) the provisions of Section 2.4(a)(v) and Section 2.5(e) (which are intended to be for the benefit of, and shall be enforceable by the directors in office at the time of holding the EGM or Subsequent EGM, as applicable, and any Independent Director as referred to in Section 2.5 and all members of the Company Board resigning at the Acceptance Time), and (d) as provided in Section 5.5 (which is intended for the benefit of the Indemnified Parties, all of whom will be third-party beneficiaries of these provisions) this Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies.

Section 7.6 Governing Law. This Agreement and any Action arising out of or relating to this Agreement or the Transactions, will be governed by, and construed in accordance with, the Laws of the State of Delaware, regardless of the Laws that might otherwise govern under applicable principles of conflicts of laws thereof.

Section 7.7 Headings. The descriptive headings contained in this Agreement are included for convenience of reference only and will not affect in any way the meaning or interpretation of this Agreement.

Section 7.8 Counterparts. This Agreement may be executed and delivered (including by facsimile or email transmission) in two (2) or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed will be deemed to be an original but all of which taken together will constitute one and the same agreement.

Section 7.9 Performance Guaranty. Parent hereby guarantees the performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Buyer under this Agreement in accordance with the terms, and subject to the conditions, hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed discharged or complied with following the Closing.

Section 7.10 Jurisdiction; Waiver of Jury Trial.

(a) Each of the parties hereto hereby (i) expressly and irrevocably submits to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware, in the event any dispute arises out of this Agreement, the Offer, or the other Transactions, (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iii) agrees that it shall not bring any action relating to this Agreement, the Offer, or the other Transactions in any court other than the Court of Chancery of the State of Delaware or if such Court of Chancery lacks subject matter jurisdiction, the United States District Court for the District of Delaware; provided, that, each of the parties has the right to bring any action or proceeding for enforcement of a judgment entered by such court in any other court or jurisdiction.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.11 Service of Process. Each party irrevocably consents to the service of process in any action or proceeding arising out of or relating to this Agreement or the Transactions outside the territorial jurisdiction of the courts referred to in Section 7.10(a) by mailing copies thereof by registered United States mail, postage prepaid, return receipt requested, to its address as specified in or pursuant to Section 7.2. However, the foregoing will not limit the right of a party to effect service of process on the other party by any other legally available method.

Section 7.12 Specific Performance.

(a) The parties hereto acknowledge and agree that, in the event of any breach of this Agreement, irreparable harm would occur that monetary damages could not make whole. It is accordingly agreed that (i) each party hereto will be entitled, in addition to any other remedy to which it may be entitled at law or in equity, to compel specific performance to prevent or restrain breaches or threatened breaches of this Agreement in any action without the posting of a bond or undertaking and (ii) the parties hereto will, and hereby do, waive, in any action for specific performance, the defense of adequacy of a remedy at law and any other objections to specific performance of this Agreement.

(b) Notwithstanding the parties’ rights to specific performance pursuant to Section 7.12(a), each party may pursue any other remedy available to it at law or in equity, including monetary damages; provided, that, it is understood and agreed that claims for monetary damages following termination of this Agreement will be limited to those arising from or relating to any Intentional Breach of this Agreement or fraud prior to such termination. Notwithstanding anything in this Agreement to the contrary, prior to the termination of this Agreement in accordance with its terms, no party hereto is permitted to make any claim or commence any Action seeking monetary damages against any other party hereto in connection with or arising out of this Agreement or the Transactions; provided, that, the foregoing is without prejudice to the right of any party to seek such monetary damages following such termination in accordance with, and subject to the limitations set forth in, this Agreement.

Section 7.13 Interpretation. When reference is made in this Agreement to a Section, such reference will be to a Section of this Agreement unless otherwise indicated. Whenever the words “include,” “includes,” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.” The words “hereof,” “herein,” “hereby,” “hereto,” and “hereunder” and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “or” will not be exclusive. Whenever used in this Agreement, any noun or pronoun will be deemed to include the plural as well as the singular and to cover all genders. The terms “Dollars” and “$” shall refer to the lawful currency of the United States and references to “€” or “Euros” shall refer to the lawful currency of the European Union. Any references herein to a Law means such Law as amended from time to time and includes any successor Law thereto and any regulations promulgated thereunder. References to a Person are also to its permitted successors and assigns. Except with respect to Section 5.3, the words “made available to Parent” and words of similar import refer to information posted to the electronic data room for “Project Atlantic” hosted by Intralinks at least one (1) calendar day prior to the date hereof. This Agreement will be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting or causing any instrument to be drafted.

[Remainder of Page Left Blank Intentionally]

IN WITNESS WHEREOF, each of Parent, Buyer and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STRYKER CORPORATION

By:	/s/ Kevin A. Lobo
Name: Kevin A. Lobo
Title: Chairman and Chief Executive Officer

Signature Page to Purchase Agreement

IN WITNESS WHEREOF, each of Parent, Buyer and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

STRYKER B.V.

By:	/s/ Spencer S. Stiles
Name: Spencer S. Stiles
Title: Managing Director

By:	/s/ Stuart A. J. Silk
Name: Stuart A. J. Silk
Title: Managing Director

Signature Page to Purchase Agreement

IN WITNESS WHEREOF, each of Parent, Buyer and the Company has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

WRIGHT MEDICAL GROUP N.V.

By:	/s/ Robert J. Palmisano
Name:	Robert J. Palmisano
Title:	President and Chief Executive Officer and Executive Director

Signature Page to Purchase Agreement

Annex I

OFFER CONDITIONS

Capitalized terms used in this Annex I and not otherwise defined herein have the meanings assigned to them in the Agreement.

1. Buyer is not required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-l(c) under the Exchange Act (relating to Buyer’s obligation to pay for or return tendered Shares promptly after the termination or withdrawal of the Offer), to pay for any Shares validly tendered and not properly withdrawn in connection with the Offer, unless, immediately prior to the then applicable Expiration Time:

(a) there have been validly tendered in accordance with the terms of the Offer, and not properly withdrawn, a number of Shares (excluding Shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee prior to the Expiration Time) that, together with the Shares then owned by Parent or its wholly owned Subsidiaries, represents at least ninety-five percent (95%) of the Company’s issued and outstanding capital (geplaatst en uitstaand kapitaal) immediately prior to the Expiration Time (the “Minimum Tender Condition”); provided, that Buyer may, in its sole discretion, amend at any time and from time to time any reference to “ninety-five percent (95%)” in the foregoing definition of Minimum Tender Condition to a percentage not less than “eighty percent (80%)”; provided, further, that if, prior to the Expiration Time, the Asset Sale Resolutions, the Merger Resolutions and the Demerger Resolutions have been adopted at the EGM (or any Subsequent EGM), the reference to “ninety-five percent (95%)” in the foregoing definition of Minimum Tender Condition shall be deemed to be a reference to “eighty percent (80%)”; and

(b) any applicable waiting period (and any extension thereof) under the HSR Act and the Antitrust Laws listed on Annex III of the Agreement has expired or been terminated, and any relevant approvals, consents or waivers pursuant to the Antitrust Laws listed on Annex III of the Agreement have been obtained and, in each case, shall not impose a condition or require a Remedy that Parent is not required to accept or agree to after giving effect to Section 5.6 of the Agreement.

2. Additionally, Buyer is not required to accept for payment or, subject to any applicable rules and regulations of the SEC, including Rule 14e-l(c) under the Exchange Act (relating to Buyer’s obligation to pay for or return tendered Shares promptly after the termination or withdrawal of the Offer), to pay for any Shares validly tendered and not properly withdrawn in connection with the Offer if, immediately prior to the then applicable Expiration Time, any of the following conditions exist:

(a) there has been any Law or judgment, injunction, order, decree or ruling (whether temporary, preliminary or permanent), entered, enacted, promulgated, enforced or issued by any court or other Governmental Body of competent jurisdiction that is then in effect that prohibits, renders illegal or enjoins, the consummation of the Offer, the Asset Sale, the Compulsory Acquisition, the Liquidation, the Second Step Distribution, the Mergers or the other Transactions or that imposes a condition or requires a Remedy that Parent is not required to accept or agree to after giving effect to Section 5.6 of the Agreement;

(b) (i) the Company has breached or failed to comply in any material respect with any of its agreements or covenants to be performed or complied with by it under the Agreement on or before the Acceptance Time, (ii) the representations and warranties of the Company contained in the Agreement (other than the representations and warranties set forth in Section 3.2 (Authorization; Valid and Binding Agreement), Section 3.3(a), the first sentences of Section 3.3(b) and Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to the Company, its share capital or other interests therein) (Capitalization), Section 3.5(a)(i) (No Breach), the first sentence of Section 3.9 (Absence of Certain Developments), Section 3.21 (Brokerage), Section 3.23 (Anti-Takeover Measures) and Section 3.24 (Opinion)) and that (x) are not made as of a specific date are not true and correct as of the Expiration Time, as though made on and as of the Expiration Time and (y) are made as of a specific date are not true as of such date, in each case, except, in the case of (x) or (y), where the failure of such representations and warranties to be true and correct (without giving effect to any limitation as to “materiality” or “Company Material Adverse Effect”) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (iii) the representations and warranties set forth in Section 3.2 (Authorization; Valid and Binding Agreement), Section 3.3(a), the first sentence of Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to the Company, its share capital or other interests therein) (Capitalization), Section 3.5(a)(i) (No Breach), the first sentence of Section 3.9 (Absence of Certain Developments) and Section 3.23 (Anti-Takeover Measures) are not true and correct in all respects, except in the case of Section 3.3(a), the first sentence of Section 3.3(c), Sections 3.3(d)-(f) and Section 3.3(h) (to the extent it relates to the Company, its share capital or other interests therein) (Capitalization) for de minimis inaccuracies, as of the Expiration Time as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is not so true and correct or (iv) the representations and warranties set forth in the first sentence of Section 3.3(b) (Capitalization), Section 3.21 (Brokerage) and Section 3.24 (Opinion) are not true and correct in all material respects as of the Expiration Time as though made on and as of such date and time (except to the extent that any such representation and warranty expressly speaks as of an earlier date, in which case such representation and warranty is not so true and correct as of such earlier date);

(c) the Company has not delivered to Parent a certificate dated as of the Expiration Time signed on behalf of the Company by a senior executive officer of the Company to the effect that the conditions set forth in Paragraphs 2(b) and 2(d) have been satisfied as of the Expiration Time;

(d) since the date of the Agreement, there has occurred any change, effect, event, inaccuracy, occurrence or other matter that has had, or would reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect;

(e) the resignations of the existing members of the Company Board as contemplated by Section 2.5(a) of the Agreement have not been obtained;

(f) the Governance Resolutions have not been adopted at the EGM or a Subsequent EGM; or

(g) the Agreement has been terminated pursuant to its terms.

The conditions set forth in this Annex I are for the benefit of Parent and Buyer and (except for the Minimum Tender Condition and the condition set forth in paragraph 2(g)) may be waived (where permitted by applicable Law) by Parent or Buyer in whole or in part at any time or from time to time prior to the Expiration Time, in each case, subject to the terms and conditions of the Agreement and the applicable rules and regulations of the SEC. The foregoing conditions shall be in addition to, and not a limitation of, the rights and obligations of Buyer to extend, terminate, amend and/or modify the Offer in accordance with the terms and conditions of the Agreement and the applicable rules and regulations of the SEC. The failure by Parent or Buyer at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time. In addition, each of the foregoing conditions is independent of any of the other foregoing conditions; the exclusion of any event from a particular condition does not mean that such event may not be included in another condition.

ANNEX B

Guggenheim Securities, LLC 330 Madison Avenue New York, New York 10017 GuggenheimPartners.com

November 3, 2019

The Board of Directors

Wright Medical Group N.V.

1023 Cherry Road

Memphis, TN 38117

Members of the Board:

We understand that Wright Medical Group N.V. (“Wright Medical”), Stryker Corporation (“Stryker”) and Stryker B.V., a wholly owned subsidiary of Stryker (“Buyer”), intend to enter into a Purchase Agreement to be dated as of November 3, 2019 (together with the forms of Asset Sale Agreement and Merger Agreement attached thereto, the “Purchase Agreement”), pursuant to which Buyer shall effect a tender offer (as it may be amended from time to time pursuant to the Purchase Agreement, the “Offer”) to purchase (subject to the terms and conditions set forth in the Purchase Agreement) any and all of the outstanding ordinary shares, par value €0.03 per share, of Wright Medical (each a “Share” and collectively, the “Shares”) at a price of US$30.75 per Share in cash, without interest (the “Offer Consideration”).

We further understand that, in order to facilitate Stryker’s and Buyer’s purchase or acquisition of any Shares not tendered and accepted pursuant to the Offer (including during any Subsequent Offering Period and any Minority Exit Offering Period) or not otherwise held by Stryker, Buyer or any of their affiliates, the Purchase Agreement contemplates that Stryker, Wright Medical, Buyer and their respective subsidiaries (as applicable) may effectuate or cause to be effectuated one or more Post-Offer Reorganizations (any such Post-Offer Reorganization, collectively with the Offer and any Compulsory Acquisition as an integrated transaction, the “Transaction”). More specifically, the Purchase Agreement contemplates that the Post-Offer Reorganization may be completed via the Asset Sale, the Liquidation, the Second Step Distribution or the Mergers, in each case which would result in each Minority Shareholder being offered or receiving in such Post-Offer Reorganization, in exchange for each Share then held by such Minority Shareholder, an amount in cash equal to the Offer Consideration (without interest and less any applicable withholding taxes). Alternatively, depending on the conditions precedent and the circumstances specified in the Purchase Agreement, the Post-Offer Reorganization may entail a Compulsory Acquisition in accordance with the Dutch Civil Code or another transaction which may result in each Minority Shareholder being offered or receiving in such Post-Offer Reorganization, in exchange for each Share then held by such Minority Shareholder, consideration that may differ from the Offer Consideration (which in the case of a Compulsory Acquisition will be determined by the Enterprise Chamber of the Amsterdam Court of Appeals).

The terms and conditions of the Transaction are more fully set forth in the Purchase Agreement, and capitalized terms not otherwise defined herein shall have the meanings given to them therein.

You have asked us to render our opinion as to whether the Offer Consideration to be received by the holders of Shares (excluding Stryker, Buyer or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) is fair, from a financial point of view, to such holders.

In the course of performing our reviews and analyses for rendering our opinion, we have:

•	Reviewed a draft of the Purchase Agreement dated as of November 3, 2019;

•	Reviewed certain publicly available business and financial information regarding Wright Medical;

The Board of Directors

Wright Medical Group N.V.

November 3, 2019

•

Reviewed certain non-public business and financial information regarding Wright Medical’s business and future prospects (including certain financial projections for Wright Medical for the years ending December 31, 2019 through December 31, 2024 (the “Financial Projections”)), all as prepared and approved for our use by Wright Medical’s senior management;

•

Discussed with Wright Medical’s senior management their strategic and financial rationale for the Transaction as well as their views of Wright Medical’s business, operations, historical and projected financial results and future prospects and the commercial, competitive and regulatory dynamics in the medical device sector;

•	Reviewed the historical prices, trading multiples and trading activity of the Shares;

•

Compared the financial performance of Wright Medical and the trading multiples and trading activity of the Shares with corresponding data for certain other publicly traded companies that we deemed relevant in evaluating Wright Medical;

•	Reviewed the valuation and financial metrics of certain mergers and acquisitions that we deemed relevant in evaluating the Transaction;

•	Performed discounted cash flow analyses based on the Financial Projections; and

•	Conducted such other studies, analyses, inquiries and investigations as we deemed appropriate.

With respect to the information used in arriving at our opinion:

•

We have relied upon and assumed the accuracy, completeness and reasonableness of all industry, business, financial, legal, regulatory, tax, accounting, actuarial and other information (including, without limitation, the Financial Projections, any other estimates and any other forward-looking information) provided by or discussed with Wright Medical or obtained from public sources, data suppliers and other third parties.

•

We (i) do not assume any responsibility, obligation or liability for the accuracy, completeness, reasonableness, achievability or independent verification of, and we have not independently verified, any such information (including, without limitation, the Financial Projections, any other estimates and any other forward-looking information), (ii) express no view, opinion, representation, guaranty or warranty (in each case, express or implied) regarding the reasonableness or achievability of the Financial Projections, any other estimates and any other forward-looking information or the assumptions upon which they are based and (iii) have relied upon the assurances of Wright Medical’s senior management that they are unaware of any facts or circumstances that would make such information (including, without limitation, the Financial Projections, any other estimates and any other forward-looking information) incomplete, inaccurate or misleading.

•

Specifically, with respect to (i) the Financial Projections, any other estimates and any other forward-looking information provided by or discussed with Wright Medical, (a) we have been advised by Wright Medical’s senior management, and we have assumed, that the Financial Projections, such other estimates and such other forward-looking information utilized in our analyses have been reasonably prepared on bases reflecting the best currently available estimates and judgments of Wright Medical’s senior management as to the expected future performance of Wright Medical and (b) we have assumed that the Financial Projections, such other estimates and such other forward-looking information have been reviewed by Wright Medical’s Board of Directors with the understanding that such information will be used and relied upon by us in connection with rendering our opinion and (ii) any financial projections, any other estimates and/or any other forward-looking information obtained by us from public sources, data suppliers and other third parties, we have assumed that such information is reasonable and reliable.

The Board of Directors

Wright Medical Group N.V.

November 3, 2019

During the course of our engagement, we were asked by Wright Medical’s Board of Directors to solicit indications of interest from various third parties regarding a potential transaction with Wright Medical, and we have considered the results of such solicitation process in rendering our opinion.

In arriving at our opinion, we have not performed or obtained any independent appraisal of the assets or liabilities (including any contingent, derivative or off-balance sheet assets and liabilities) of Wright Medical or any other entity or the solvency or fair value of Wright Medical or any other entity, nor have we been furnished with any such appraisals. We are not legal, regulatory, tax, consulting, accounting, appraisal or actuarial experts and nothing in our opinion should be construed as constituting advice with respect to such matters; accordingly, we have relied on the assessments of Wright Medical’s senior management and Wright Medical’s other professional advisors with respect to such matters. We have assumed that the Transaction will have the tax consequences contemplated by the parties to the Purchase Agreement and that any changes to the tax consequences (including any tax basis step-up or other such changes) would not have a meaningful impact on our analyses and opinion. We are not expressing any view or rendering any opinion regarding the tax consequences of the Transaction to Wright Medical or its securityholders (including with respect to any withholding taxes associated with the Transaction, any tax basis step-up or other such changes to the tax attributes of Wright Medical which may result from the Transaction).

In rendering our opinion, we have assumed that, in all respects meaningful to our analyses, (i) the final executed Purchase Agreement will not differ from the draft that we have reviewed, (ii) Wright Medical, Stryker and Buyer will comply with all terms and provisions of the Purchase Agreement, (iii) the representations and warranties of Wright Medical, Stryker and Buyer contained in the Purchase Agreement are true and correct and all conditions to the obligations of each party to the Purchase Agreement to consummate the Transaction will be satisfied without any waiver, amendment or modification thereof and (iv) the execution versions of the exhibits to the Purchase Agreement (including the Asset Sale Agreement and the Merger Agreement) will not differ in any material respects from the exhibits attached to the Purchase Agreement. We also have assumed that (i) the Transaction will be consummated in a timely manner in accordance with the terms of the Purchase Agreement and in compliance with all applicable laws, documents and other requirements, without any delays, limitations, restrictions, conditions, divestiture or other requirements, waivers, amendments or modifications (regulatory, tax-related or otherwise) that would have an effect on Wright Medical, Stryker, Buyer or the Transaction in any way meaningful to our analyses or opinion and (ii) any Post-Offer Reorganization will not result in any changes to the Offer Consideration to be received by the holders of Shares or adversely impact Wright Medical or Stryker, in each case in any way meaningful to our analyses or opinion.

In rendering our opinion, we do not express any view or opinion as to the price or range of prices at which the Shares or other securities or financial instruments of or relating to Wright Medical may trade or otherwise be transferable at any time, including subsequent to the announcement or consummation of the Transaction.

We have acted as a financial advisor to Wright Medical in connection with the Transaction and will receive a customary fee for such services, a substantial portion of which is payable upon successful consummation of the Transaction and a portion of which is payable upon the rendering of our opinion and will be credited against the fee payable upon consummation of the Transaction. In addition, Wright Medical has agreed to reimburse us for certain expenses and to indemnify us against certain liabilities arising out of our engagement.

Aside from our current engagement by Wright Medical, during the past two years, Guggenheim Securities, LLC (“Guggenheim Securities”) has not previously been engaged by Wright Medical to provide financial advisory or other investment banking services for which we received compensation. During the past two years, Guggenheim Securities has not been engaged by Stryker to provide financial advisory or other investment banking services for which we have received compensation, except in connection with Stryker’s acquisition of Entellus Medical, Inc.

The Board of Directors

Wright Medical Group N.V.

November 3, 2019

in February 2018, for which services Guggenheim Securities received customary fees. Guggenheim Securities may seek to provide Wright Medical and Stryker and their respective affiliates with financial advisory and investment banking services unrelated to the Transaction in the future, for which services Guggenheim Securities would expect to receive compensation.

Guggenheim Securities and its affiliates and related entities engage in a wide range of financial services activities for our and their own accounts and the accounts of customers, including but not limited to: asset, investment and wealth management; insurance services; investment banking, corporate finance, mergers and acquisitions and restructuring; merchant banking; fixed income and equity sales, trading and research; and derivatives, foreign exchange and futures. In the ordinary course of these activities, Guggenheim Securities and its affiliates and related entities may (i) provide such financial services to Wright Medical, Stryker, Buyer, other participants in the Transaction and their respective affiliates, for which services Guggenheim Securities and its affiliates and related entities may have received, and may in the future receive, compensation and (ii) directly and indirectly hold long and short positions, trade and otherwise conduct such activities in or with respect to loans, debt and equity securities and derivative products of or relating to Wright Medical, Stryker, Buyer, other participants in the Transaction and their respective affiliates. Furthermore, Guggenheim Securities and its affiliates and related entities and our or their respective directors, officers, employees, consultants and agents may have investments in Wright Medical, Stryker, Buyer, other participants in the Transaction and their respective affiliates.

Consistent with applicable legal and regulatory guidelines, Guggenheim Securities has adopted certain policies and procedures to establish and maintain the independence of its research departments and personnel. As a result, Guggenheim Securities’ research analysts may hold views, make statements or investment recommendations and publish research reports with respect to Wright Medical, Stryker, Buyer, other participants in the Transaction and their respective affiliates and the Transaction that differ from the views of Guggenheim Securities’ investment banking personnel.

Our opinion has been provided to Wright Medical’s Board of Directors (in its capacity as such) for its information and assistance in connection with its evaluation of the Offer Consideration. Our opinion may not be disclosed publicly, made available to third parties or reproduced, disseminated, quoted from or referred to at any time, in whole or in part, without our prior written consent; provided, however, that this letter may be included in its entirety in any Solicitation/Recommendation Statement on Schedule 14D-9, any proxy statement, any shareholder circular or any other such disclosure document to be distributed to the holders of Shares in connection with the Transaction (other than in any proxy statement, shareholder circular or other disclosure document with respect to any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration).

Our opinion and any materials provided in connection therewith do not constitute a recommendation to Wright Medical’s Board of Directors with respect to the Transaction, nor does our opinion or any summary of our underlying analyses constitute advice or a recommendation to any holder of Shares as to whether to tender any Shares pursuant to the Offer or how to vote or act in connection with the Transaction or otherwise. Our opinion does not address Wright Medical’s underlying business or the financial decision to pursue or effect the Transaction, the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for Wright Medical, the effects of any other transaction in which Wright Medical might engage or the financing or funding of the Transaction by Stryker and Buyer. Our opinion addresses only the fairness, from a financial point of view and as of the date hereof, of the Offer Consideration to be received by the holders of Shares (excluding Stryker, Buyer or any of their affiliates) pursuant to the Purchase Agreement (excluding any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) to the extent expressly specified herein. We do not express any view or opinion as to (i) any other term, aspect or implication of (a) the Transaction (including, without limitation, the form or structure of the

The Board of Directors

Wright Medical Group N.V.

November 3, 2019

Offer, any Post-Offer Reorganization or any other transaction contemplated by the Purchase Agreement or the implementation of any of the foregoing) or the Purchase Agreement or (b) any other agreement, transaction document or instrument contemplated by the Purchase Agreement or to be entered into or amended in connection with the Transaction or (ii) the fairness, financial or otherwise, of the Transaction to, or of any consideration to be paid to or received by, the holders of any other class of securities, creditors or other constituencies of Wright Medical. We have not reviewed and do not express any view or opinion as to any aspects of the Transaction or the Offer Consideration in accordance with or under applicable Dutch corporation law or securities regulations, including whether the Offer Consideration is the fair price within the meaning of Section 5:80a of the Dutch Financial Supervision Act. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of Wright Medical’s directors, officers or employees, or any class of such persons, in connection with the Transaction relative to the Offer Consideration or otherwise.

Our opinion has been authorized for issuance by the Fairness Opinion and Valuation Committee of Guggenheim Securities. Our opinion is subject to the assumptions, limitations, qualifications and other conditions contained herein and is necessarily based on economic, capital markets and other conditions, and the information made available to us, as of the date hereof. We assume no responsibility for updating or revising our opinion based on facts, circumstances or events occurring after the date hereof.

Based on and subject to the foregoing, it is our opinion that, as of the date hereof, the Offer Consideration to be received by the holders of Shares (excluding Stryker, Buyer or any of their affiliates) pursuant to the Purchase Agreement (other than in the case of any Compulsory Acquisition or any other Post-Offer Reorganization resulting in payments other than the Offer Consideration) is fair, from a financial point of view, to such holders.

Very truly yours,

/s/ Guggenheim Securities, LLC

GUGGENHEIM SECURITIES, LLC

ANNEX C

ASSET SALE AGREEMENT

dated as of

[●]

by and between

[BidCo]

and

[Wright Medical Group N.V.]

THIS ASSET SALE AGREEMENT (the “Agreement”) is made on [●]

BETWEEN:

(1)	[BidCo], a [●] organized under the Laws of [●] (“Buyer”);

(2)	[Parent], a [●] organized under the Laws of [●] (“Parent”); and

(3)	[Wright Medical Group N.V., a public limited liability company (naamloze vennootschap)] organized under the Laws of The Netherlands (the “Company”)

(together the “Parties” and each also a “Party”).

BACKGROUND:

(A)

The Company, Buyer and Parent, entered into that certain purchase agreement, dated [●] (the “Purchase Agreement”). Pursuant to the Purchase Agreement, Buyer has made a recommended public offer (the “Offer”) in cash for all the Shares in exchange for an amount in cash equal to $[●] per Share, without interest (the “Offer Consideration”).

(B)

Pursuant to Section 2.4(a) of the Purchase Agreement and subject to the terms and conditions set out therein, (i) the Company Board has convened the EGM or a Subsequent EGM at which the Company’s shareholders (the “Shareholders”) resolved to adopt the Asset Sale Resolutions (as defined in the Purchase Agreement) in relation to the Transaction (as defined below) and (ii) the Company Board has adopted a resolution to transfer the Business to Buyer or one of Buyer’s Affiliates, if the Asset Sale Threshold is met.

(C)	Buyer has notified the Company that it desires to acquire the Business.

(D)

By and subject to this Agreement, the Company wishes to sell and assign and/or transfer (as the case may be) and Buyer wishes to purchase and accept or assume (as the case may be) the Business (the “Asset Sale”) on the terms and subject to the conditions set out in this Agreement (the Asset Sale together with the Liquidation, Second Step Distribution and the other transactions contemplated by this Agreement, the “Transaction”).

(E)	The Offer has been commenced, accepted for payment and closed and paid in accordance with the terms and conditions of the Purchase Agreement.

(F)	Prior to the expiration of the Subsequent Offering Period, Buyer publicly announced its intention to implement the Asset Sale and the Second Step Distribution and Liquidation.

(G)

Buyer has provided and extended the Subsequent Offering Period in accordance with Section 2.1(f) of the Purchase Agreement to permit any remaining Minority Shareholders (as hereinafter defined) to tender their Shares in exchange for the Offer Consideration in the Minority Exit Offering Period.

(H)	The Subsequent Offering Period has been completed, allowing the Shareholders another cash exit at the Offer Consideration.

(I)	Buyer and the Company have agreed that following completion of the Asset Sale, the Liquidation will become effective and result in the Second Step Distribution.

(J)	Taking into consideration that:

(a)	the Asset Sale Resolutions have been approved by the EGM or a Subsequent EGM in accordance with Section 2.4(a)(ii) and Section 2.4(a)(iii) of the Purchase Agreement;

(b)	the Closing has occurred and the Subsequent Offering Period and the Minority Exit Offering Period have been completed;

1

(c) the

number of Shares validly tendered in accordance with the terms of the Offer (including in the Subsequent Offering Period and the Minority Exit Offering Period) and not properly withdrawn, together with the Shares owned by Buyer or any of its Affiliates, on the date of this Agreement is at or above the Asset Sale Threshold; and

(d)

Buyer has requested the Company to execute and implement the Asset Sale as contemplated in this Agreement and in accordance with Section 2.7(b) of the Purchase Agreement, the Parties wish to enter into this Agreement and will, upon the terms and subject to the conditions of this Agreement, effect (i) the Asset Sale and (ii) the subsequent Liquidation resulting in the Second Step Distribution.

(K)	The Parties wish to set forth in this Agreement their respective rights and obligations in respect of the Transaction.

(L)

The Parties are entering into this transaction as a “second-step” transaction following the successful completion of the Offer under the Purchase Agreement for the purpose of business integration while simultaneously providing Minority Shareholders the opportunity to exit from the Company for the same per Share cash consideration that Buyer has paid to the other Shareholders in the Offer.

IT IS AGREED as follows:

ARTICLE 1

INTERPRETATION

Section 1.1 In addition to terms defined elsewhere in this Agreement, the definitions and other provisions in Schedule 7 (Interpretation) apply throughout this Agreement unless a different intention clearly appears. Capitalized terms not defined in this Agreement or in Schedule 7 (Interpretation) shall have the meaning given to such terms in the Purchase Agreement.

Section 1.2 In this Agreement, unless a different intention clearly appears, a reference to an Article, Section or Schedule is a reference to an article, section or schedule of this Agreement. The Schedules are part of this Agreement.

Section 1.3 The headings used in this Agreement shall not affect its interpretation.

ARTICLE 2

SALE AND PURCHASE

Section 2.1 Subject to the provisions of this Agreement, the Company hereby sells and agrees to assign and/or transfer (as the case may be) to Buyer at Completion and Buyer hereby purchases and agrees to accept and/or assume (as the case may be) at Completion, the Business, with a view to Buyer or any member of Buyer’s Group carrying on the Business from Completion as a going concern in succession to the Company.

Section 2.2 At Completion, all Assets, properties, Liabilities and Contracts directly or indirectly used or required in connection with, or otherwise related to, the Business will be transferred or assigned (as the case may be) to Buyer.

Section 2.3 Subject to the Completion Condition (as hereinafter defined) being satisfied or waived (in whole or in part) in accordance with Section 4.1 and subject to the provisions of this Agreement, at Completion the economic benefit and risk of the Business will pass to Buyer, without any carve-outs or exceptions (other than expressly provided for in this Agreement).

2

ARTICLE 3

PURCHASE PRICE

Section 3.1 The Parties agree that the value of the Business is an amount equal to the product of the Offer Consideration multiplied by the total number of Shares issued and outstanding immediately prior to Completion (the “Purchase Price”). The Purchase Price shall be payable on Completion as follows:

(a) Of this Purchase Price, an amount (the “Cash Purchase Amount”) equal to the product of (x) the Offer Consideration multiplied by (y) the total number of Shares held beneficially or of record by Shareholders other than Buyer or any of its Affiliates (the “Minority Shareholders”) shall be paid at Completion in cash in accordance with Section 3.2; provided that at the discretion of Buyer, Buyer’s obligation to pay the Cash Purchase Amount to the Company may be set off against the Company’s obligation to pay and deliver to Buyer, as part of the transfer of the Business, the unrestricted cash available to the Company as set out in the Company’s balance sheet immediately prior to Completion to the extent such cash would otherwise be freely distributable pursuant to the Second Step Distribution by the Company (the “Company Net Cash Amount”); and

(b) In view of the intragroup (except for the participation of the Minority Shareholders) nature of the transfer of the Business to the Buyer and in order to avoid a futile “cash round” payment at Completion from a bank account of the Buyer to (ultimately) the same bank account following the Liquidation, the remainder of the value of the Business will remain outstanding by Buyer to the Company at Completion, and will be satisfied by set-off (verrekening) at the same time the Second Step Distribution is paid, against the Liquidation entitlement of the Buyer in the same amount, due by the Company to Buyer at Completion.

Section 3.2 Payment of Cash Purchase Amount.

(a) Buyer shall pay, at Completion, the Cash Purchase Amount minus that portion of the Company Net Cash Amount that is set off against the Cash Purchase Amount (the “Net Cash Deduction”) by wire transfer of immediately available funds to the bank account of the Settlement Agent designated in writing by the Company to Buyer at least four (4) Business Days prior to Completion (the “Settlement Agent Account”), for distribution to the Minority Shareholders on behalf of the Company as set forth in this Agreement.

(b) The Company shall pay, at Completion, the amount of the Net Cash Deduction by wire transfer of immediately available funds to the Settlement Agent Account, for distribution to the Minority Shareholders as set forth in this Agreement.

Section 3.3 That portion of the Company Net Cash Amount that is not set off against the Cash Purchase Amount and thus not transferred to the Settlement Agent Account at Completion as set forth in Section 3.2(b) (such portion of the Company Net Cash Amount being referred to herein as the “Company Excess Cash at Completion” and the Company Excess Cash at Completion together with any cash held by the Company after Completion, being referred to herein as the “Company Excess Cash”) shall be transferred to Buyer as part of the transfer of the Business pursuant to this Agreement.

Section 3.4 The Company shall inform Buyer of the amount of the Cash Purchase Amount and the amount of the Net Cash Deduction no later than two (2) Business Days prior to the anticipated day of Completion.

Section 3.5 Buyer shall procure that the Cash Purchase Amount shall be sufficient to pay to the Minority Shareholders, by way of the Second Step Distribution, an amount equal to the Offer Consideration for each issued and outstanding Share held by the Minority Shareholders at Completion, without interest and after deduction of dividend withholding or other Tax if and to the extent so required by applicable Law (which Tax shall be paid out of the Cash Purchase Amount, without increasing the Cash Purchase Amount, pursuant to Section 18.2).

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ARTICLE 4

CONDITION TO COMPLETION

Section 4.1 Completion of the sale and purchase of the Business and the subsequent Liquidation is conditional on the following condition (the “Completion Condition”) being satisfied or waived (either in whole or in part) in accordance with Section 4.2 on or before the date of Completion: no Law or judgment, injunction, order, decree or ruling (whether temporary, preliminary or permanent), entered, enacted, promulgated, enforced or issued by any court or other Governmental Body of competent jurisdiction shall be in effect that prohibits, renders illegal or enjoins the Completion.

Section 4.2 The Completion Condition is for the benefit of both the Company and Buyer and may not be waived (either in whole or in part) without the prior written consent of both the Company (including the consent of the Independent Directors) and Buyer.

Section 4.3 Each Party will ensure that it duly and timely informs the other Party of all relevant developments regarding the fulfilment of the Completion Condition.

ARTICLE 5

COMPLETION

Section 5.1 Completion shall take place at the offices of [●], at [●] on [●] Business Day after execution of this Agreement or at such other time and on such other date (subject to prior satisfaction or waiver of the Completion Condition as set forth in Section 4.2) as the Company and Buyer may agree.

Section 5.2 If the Completion Condition is not satisfied or, where permitted, waived in writing by the Parties as contemplated hereby, on the date that Completion is envisaged to take place pursuant to Section 5.1, Completion will take place on the third (3rd) Business Day after the date on which the Completion Condition is satisfied or, where permitted, waived in writing by the Parties as contemplated hereby.

Section 5.3 At Completion each Party shall do, or procure to be done, those actions respectively listed in relation to it or its Group in Schedule 1 (Completion).

Section 5.4 None of the Parties shall be obliged to complete the sale and purchase of the Business unless all material actions set out in this Article 5 and in paragraphs 1 through 4(d)(A) of Schedule 1 (Completion) have been taken on or prior to Completion. This Section 5.4 shall not, however, prejudice any rights or remedies available to any Party in respect of any default on the part of the other Party.

ARTICLE 6

TAX

Subject to Completion occurring, the provisions of Schedule 2 (Tax Matters) will apply.

ARTICLE 7

CONTRACTS

Section 7.1 Subject to the provisions of this Article 7, the Company shall assign and/or transfer (as the case may be) to Buyer at Completion, and Buyer shall accept or assume (as the case may be) at Completion, all of the

4

present and future rights and benefits of the Company under the Contracts, including those as listed in Schedule 3 (Contracts), and the corresponding obligations specifically referred to therein, by way of transfer of contract in accordance with Article 6:159 of the DCC, or the equivalent thereof under the relevant Law governing such Contract, and Buyer shall indemnify and hold harmless the Company against any and all Liabilities, costs, claims and damages arising from such Contracts.

Section 7.2 The Parties will inform the counterparties to the Contracts (the “Counterparties” and each a “Counterparty”) of the sale by the Company of the Business as soon as practicable after Completion.

Section 7.3 The Company shall promptly refer to Buyer all inquiries relating to the Business, and assign to Buyer all orders relating to the Business, which the Company may receive after Completion.

Section 7.4 The obligations of the Company under this Article 7 shall in any event end upon the end of the Liquidation, i.e. the date of the definitive striking-off of the Company from the Trade Register pursuant to Section 2:19(4) or Section 2:19(6), as the case may be, of the DCC (the “Liquidation End Date”).

Section 7.5 The Parties acknowledge and agree that:

(a) upon Completion, the Company assigns and transfers all its rights and obligations under the Purchase Agreement to Buyer and the relevant and still applicable continuing rights and obligations set out in the Purchase Agreement will continue in full force and effect after Completion in accordance with their terms; provided, that the Independent Directors (who will remain on the Company Board as provided for in the Purchase Agreement) will continue to have the right to effect the rights of the Company set out in the Purchase Agreement to the extent those rights remain relevant and applicable (including the right to effect enforcement of any rights of the Company);

(b) the Independent Directors (who will remain on the Company Board as provided for in the Purchase Agreement) will have the right to effect the enforcement of all rights of the Company under this Agreement, including, for the avoidance of doubt, the right to seek specific performance of this Agreement on behalf of the Company against Buyer; and

(c) Buyer shall, and shall procure that its Affiliates (including the Company) shall, execute all such deeds, documents and assurances, and perform such acts and things reasonably required to ensure that the Parties and their representatives (if any) give effect to the provisions of this Section 7.5.

This Section 7.5 shall apply mutatis mutandis to any subsequent successor or assignee of Buyer.

Section 7.6 Employees. The Asset Sale constitutes a transfer of a business enterprise (overgang van onderneming) within the meaning of section 7:662 et seq. of the DCC. Upon Completion, the rights and obligations of the Company following from the employment agreements with the Employees as at the date of Completion will pass to Buyer by operation of law.

ARTICLE 8

FINANCING AND GUARANTEES

Section 8.1 Guarantees and Indemnities. Buyer shall procure that on or as from Completion:

(a) the Company is released from the guarantees and indemnities given by it in respect of obligations of any Company Subsidiary, including but not limited to the guarantees listed in Schedule 4 (Guarantees) and, pending

5

such release, Buyer shall indemnify the Company against all Liabilities under those guarantees and indemnities; and

(b) the Company is released from any claims, Liabilities (whether contingent or not), contracts, commitments or arrangements with any Company Subsidiary, and Buyer shall indemnify the Company against all Liabilities the Company may incur in respect thereof.

Section 8.2 Set-Off. Any payment obligations under this Article 8 shall, to the extent possible, be discharged by way of set-off (verrekening) and shall be made in accordance with Article 21.

Section 8.3 Performance Guaranty. Parent hereby guarantees the performance and discharge by, and compliance with, all of the obligations, covenants, terms, conditions and undertakings of Buyer under this Agreement in accordance with the terms, and subject to the conditions, hereof, including any such obligations, covenants, terms, conditions and undertakings that are required to be performed discharged or complied with following Completion.

ARTICLE 9

TRANSFER OF ANY OTHER ASSETS AND LIABILITIES

Section 9.1 Transfer of Assets and Liabilities. The Company shall assign and/or transfer (as the case may be) to Buyer at Completion, and Buyer shall accept or assume (as the case may be) at Completion, all other Assets, properties, Liabilities, obligations and Contracts related to the Business in accordance with applicable requirements under applicable Laws.

Section 9.2 Consent to Certain Assignments.

(a) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to transfer, assign or sublease any Asset if an attempted assignment thereof, without the consent of a third party, would constitute a breach or other contravention under any Contract or Law to which the Company or any of its Subsidiaries is a party or by which it is bound, or in any way adversely affect the rights of the Company or the Company Subsidiaries or, upon transfer, Buyer under such Asset. The Company and Buyer shall (acting together to the extent legally permissible) use their respective reasonable best efforts to obtain any consents or waivers required to assign to Buyer any Contract that requires the consent of a third party, without any conditions to such transfer or changes or modifications of terms thereunder. Buyer agrees that the Company and the Company Subsidiaries shall not have any liability to Buyer arising out of or relating to the failure to obtain any such consent that may be required in connection with the Transaction or because of any circumstances resulting therefrom.

(b) If any such consent is not obtained prior to Completion and as a result thereof Buyer may be prevented by the relevant third party from receiving the Asset intended to be transferred hereunder, or if any attempted transfer, assignment or sublease would adversely affect the rights of the Company or any of the Company Subsidiaries thereunder so that Buyer would not in fact receive all such rights or the Company or any of the Company Subsidiaries would forfeit or otherwise lose the benefit of rights that the Company or any of the Company Subsidiaries is entitled to retain, the Company and Buyer shall cooperate in any lawful and commercially reasonable arrangement, as the Company and Buyer shall agree, under which Buyer would, to the extent practicable, obtain the economic claims, rights and benefits of such Asset as applicable, and assume the economic burdens and obligations with respect thereto in accordance with this Agreement, including by subcontracting, sublicensing or subleasing to Buyer. The Company and the Company Subsidiaries shall promptly pay to Buyer when received all monies received by the Company and the Company Subsidiaries under any such Assets with respect to the period after Completion, and Buyer shall indemnify and promptly pay the Company or the relevant Indemnified Party, as the case may be, for all Liabilities of the Company and the Company Subsidiaries associated with such Assets with respect to the period after Completion.

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ARTICLE 10

WRONG BOX ASSETS

From time to time, the Parties shall review the composition of any Assets and Liabilities that remain with the Company (other than the Excluded Assets and Liabilities) with a view to transfer or assign any such Asset or Liability (the “Wrong Box Assets”) to Buyer or a member of Buyer’s Group. So far as permitted by Law and subject to the receipt of all relevant regulatory approvals, any such Wrong Box Asset shall be promptly transferred or assigned for no further consideration to such member of Buyer’s Group as Buyer may specify and shall be managed for (beheerd worden voor) Buyer pending such transfer or assignment.

ARTICLE 11

AMOUNTS RECEIVED IN ERROR

All amounts received by the Company after Completion in respect of the Business and which are not otherwise transferred to Buyer pursuant to this Agreement shall be paid by the Company to Buyer in accordance with Article 21 as soon as possible after they are received by the Company.

ARTICLE 12

COMPANY’S WARRANTIES

Section 12.1 The Company represents and warrants (garandeert) to Buyer that, on the date hereof and at Completion each of the following statements is true and accurate:

(a) it has the requisite power and authority to enter into and perform this Agreement and its obligations thereunder;

(b) its obligations under this Agreement constitute binding obligations in accordance with its terms;

(c) the execution and delivery of, and the performance by it of its obligations under, this Agreement:

(i) will not result in a material breach of any provision of its articles of association; and

(ii) will not result in a breach of any order, judgment or decree of any court or Governmental Body to which it is a party or by which it is bound.

The representations and warranties of the Company set forth in this Article shall continue until Completion, and shall terminate and be of no further force or effect immediately thereafter.

ARTICLE 13

BUYER’S WARRANTIES

Buyer represents and warrants (garandeert) to the Company that, on the date hereof and at Completion each of the following statements is true and accurate:

(a) it has the requisite power and authority to enter into and perform this Agreement;

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(b) its obligations under this Agreement constitute binding obligations in accordance with its terms;

(c) the execution and delivery of, and the performance by it of its obligations under, this Agreement:

(i) will not result in a material breach of any provision of its constitutional documents; and

(ii) will not result in a breach of any order, judgment or decree of any court or Governmental Body to which it is a party or by which it is bound; and

(d) At Completion, Buyer will have available to it all funds necessary to pay the Cash Purchase Amount minus the amount of the Net Cash Deduction and to satisfy all of Buyer’s obligations under this Agreement.

ARTICLE 14

BREACHES

Without prejudice to the provisions of Article 12 relating to the limited survival of the Company’s Warranties hereunder, each Party undertakes to remedy any Breach by it which is capable of being remedied as soon as commercially reasonably possible following receipt of a written request with respect thereto by the other Party. In the situation described in the preceding sentence, the breaching Party shall not be required to pay to the other Party any damages, Liabilities, losses and costs incurred by that Party or any member of its Group as a result of a Breach, unless the breaching Party fails to perform its obligation to remedy such Breach in accordance with such sentence.

ARTICLE 15

BUYER’S INDEMNITIES

Section 15.1 Subject to the occurrence of Completion, Buyer hereby fully indemnifies, defends and holds harmless the Company against any present and future, actual or contingent, ascertained or unascertained or disputed, or other damages, Liabilities, obligations, losses, costs (including reasonable adviser fees) and fines (collectively “Losses”) arising, accruing or (to be) incurred by the Company arising directly or indirectly from the Transaction, including the Liquidation and/or Second Step Distribution, if applicable, and/or the Business (to the extent not already covered by a specific indemnity set out in this Agreement) and the Excluded Assets and Liabilities and any acts or omissions in connection with preparing, proposing or implementing the Transaction.

Section 15.2 Buyer hereby undertakes to indemnify and hold harmless by way of irrevocable third party stipulation for no consideration (onherroepelijk derdenbeding om niet), (i) the Liquidator and (ii) the current and future managing directors of the Liquidator (the persons under (i) and (ii), each an “Indemnified Party”) against Losses arising, accruing or incurred by such Indemnified Party in its capacity arising directly from the Transaction or in relation to the Business, in each case:

(a) excluding any Losses arising, accruing or incurred as a result of fraud (bedrog), willful misconduct (opzet) or gross negligence (grove schuld) by the Indemnified Parties, as finally established by a court decision or settlement agreement;

(b) except to the extent covered by insurance and actually paid out pursuant to any insurance taken out for the benefit of the Indemnified Parties;

(c) provided that Buyer will have sole control over any litigation relating to any Losses for which the Indemnified Party is seeking to be indemnified hereunder, including over any correspondence, negotiations and

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other communications with third parties that could potentially result in litigation, and provided that such person will not take any action that may prejudice or affect the position in litigation without Buyer’s prior written consent.

Section 15.3 Any Losses consisting of or in relation to Taxes shall be treated exclusively in accordance with Schedule 2 (Tax Matters).

Section 15.4 All indemnification payments made by Buyer to the Company under this Agreement, including under the Schedules, will be treated as an adjustment of the Purchase Price for Tax purposes.

ARTICLE 16

THIRD PARTY CLAIMS

If, on or after Completion, a third party initiates a claim against the Company or an Indemnified Party, issues attachments (beslag) on Assets of the Company or otherwise takes actions against the Company or an Indemnified Party in respect of any claim which Buyer assumed or against which Buyer has agreed to indemnify the Company or an Indemnified Party hereunder, then Buyer will as from Completion assume the defense of and liability in respect of such claim and exclusively be responsible for the conduct of any appeal, dispute, compromise or defense of such claim, and at the first request of the Company or an Indemnified Party, procure as soon as possible that any such claims are withdrawn against the Company or an Indemnified Party, the attachment is lifted or the other actions are terminated, if reasonably necessary, by offering to provide adequate security referred to in Article 6:51 of the DCC and guarantees, whether by depositing cash or entering into other arrangements, provided the kind or type of security to be provided shall be at the reasonable discretion of Buyer.

ARTICLE 17

COVENANTS

Section 17.1 The Company covenants with Buyer that:

(a) it will execute and do, or use its commercially reasonable efforts to procure to be executed and done by any other relevant party, as the case may be, all such deeds, documents, acts and things as Buyer may from time to time require in order to transfer the Business and/or any individual Asset and/or Contract to Buyer, or as otherwise may be necessary to give full effect to this Agreement; and

(b) it will use its commercially reasonable efforts to procure the convening of all meetings, the giving of all waivers and consents and the passing of all resolutions as may be necessary to give effect to this Agreement.

Section 17.2 Buyer covenants with the Company that:

(a) it shall retain for a period ending on the seventh anniversary of the Liquidation End Date, all books, records and other written information relating to the Business and, to the extent reasonably required by the Company or the members of the Company Board or, if applicable, the Liquidator, shall allow the Company, the Liquidator and their respective employees, representatives and advisers, as well as the present and former members of the Company Board, upon reasonable written notice, reasonable access during normal office hours to such books, records and other information, including the right to inspect and take copies to the extent required to satisfy bona fide legal obligations;

(b) at Completion, it shall arrange for the steps and/or transactions or series of transactions specified by Article 18 and Schedule 1 to result in the payment of the Second Step Distribution into the Settlement Agent Account for the benefit of the then-existing Minority Shareholders.

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ARTICLE 18

LIQUIDATION

Section 18.1 Subject to Completion, the Company shall procure that the Liquidator shall at Completion resolve and arrange for, in accordance with Schedule 1 (Completion), the payment into the Settlement Agent Account for the benefit of the Minority Shareholders of an advance liquidation distribution within the meaning of Article 2:23b(6) of the DCC, which will ultimately result in payment to the Minority Shareholders of an amount per Share equal to the Offer Consideration payable in cash to the Minority Shareholders, consisting of the Cash Purchase Amount as provided for in Section 3.1 and Section 3.2, subject to Section 18.2; with such payment into the Settlement Agent Account to be made prior to the Liquidator filing a final accounting (rekening en verantwoording) and plan of distribution (plan van verdeling) with the Trade Register in accordance with Article 2:23b(4) of the DCC (such advance liquidation distribution: the “Second Step Distribution”). That portion of the Liquidation entitlement that would otherwise be payable to Buyer in its capacity of shareholder of the Company will be satisfied by way of set-off (verrekening) against the obligation of the Buyer to pay for the value of the Business, as more fully set forth in Section 3.1. Upon completion of the Liquidation, each Share shall be deemed to have been exchanged for the Offer Consideration in connection with the sale of the Business under Article 2.

Section 18.2 To the extent that the Second Step Distribution is subject to withholding or similar Taxes, the Company (including any third-party paying agent) shall deduct and withhold the required amounts from the Second Step Distribution and remit such amounts as required by the relevant Tax Laws. To the extent that such amounts are so withheld and timely paid to the appropriate Tax Authority by the Company or any third-party agent, as the case may be, these shall be treated for all purposes of this Agreement as having been delivered and paid to the Person in respect of which such deduction and withholding was made. The Parties acknowledge that banks may charge administrative costs to Shareholders in relation to the transfer of the Second Step Distribution to their accounts by the Settlement Agent or otherwise, for which no compensation shall be paid to such Shareholders.

Section 18.3 Subject to Completion, the Liquidator shall also, as promptly as practicable following the Second Step Distribution, with the assistance of Buyer, wind up the Company’s affairs, satisfy (using funds to be supplied by Buyer) all valid claims of creditors and others having claims against the Company and effectuate the Liquidation, all in full compliance with applicable Laws.

Section 18.4 Subject to the occurrence of Completion, and in connection with the Liquidation (which will become effective on the date of Completion), Buyer shall (i) assist the Company and the Liquidator to effect the Liquidation and take all actions reasonably requested by the Company for such purpose, including by granting the Company and the Liquidator reasonable access to the Business and providing such other assistance as the Company or the Liquidator may reasonably request, (ii) assist the Liquidator and the Company to expeditiously effect the Second Step Distribution to be resolved, and paid into the Settlement Agent Account for the benefit of the Minority Shareholders, on the date of Completion and prior to the commencement of the opposition period related to the Liquidation, (iii) pay or discharge all outstanding debts, liabilities and claims that are assumed by Buyer under this Agreement, (iv) give, to the extent reasonably possible, certain statements and explanations to the Liquidator regarding (inter alia) Buyer’s financial position and Buyer’s obligations vis-à-vis the Company after Completion and (v) assist the Company and the Liquidator with any other reasonable requests and requirements. In addition, Buyer shall from time to time provide reasonably required comfort to the Liquidator on Buyer’s financial position.

Section 18.5 The Liquidator agrees with and acknowledges the steps and actions set out in this Article 18 and signs this Agreement in evidence thereof.

Section 18.6 In addition to, and without limitation of, the other indemnities and covenants of Buyer contained in this Agreement, Buyer will do any such things as reasonably necessary or appropriate, if any, to procure that

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neither the Company, nor the Liquidator (or any Person subsequently appointed as a liquidator of the Company) has any grounds to demand any refund or (re)payment of any part of the Second Step Distribution on grounds of a liquidation deficit from the Minority Shareholders.

ARTICLE 19

COST ARRANGEMENT AND REIMBURSEMENT

Subject to Completion, Buyer shall pay all reasonable out-of-pocket costs and expenses for external legal advisers incurred by the Company, the Independent Directors and the Liquidator after consummation of the Offer and until completion of the Liquidation in connection with (i) the preparation, entering into and completion of the Liquidation including fees and expenses of the Liquidator and (ii) any and all legal proceedings against the Company, the Independent Directors and the Indemnified Parties relating to the structure and/or other terms and conditions and/or consummation of the Transaction (the “Liquidation Costs and Liabilities”). The Company Board or, if applicable, the Liquidator, or one or more of the Independent Directors, may ask Buyer for one or more reasonable advance payments for such Liquidation Costs and Liabilities, which Buyer shall provide following such request. The Company Board or, if applicable, the Liquidator, shall account for the Liquidation Costs and Liabilities applicable to them. The provisions of this Article 19 constitute an irrevocable third party stipulation (onherroepelijk derdenbeding om niet) in favor of the Company, the Liquidator, the Independent Directors and the Indemnified Parties.

ARTICLE 20

CONFIDENTIALITY

Section 20.1 Until Completion, each of the Parties shall, and shall cause its Subsidiaries to, keep confidential all information provided to it by or on behalf of the other Party (or its Affiliates) which relates to the other Party (or its Affiliates) and the Transaction in accordance with the terms of the Confidentiality Agreement.

Section 20.2 If after Completion the Company holds confidential information relating to the Business, the Company shall keep that information confidential and, to the extent reasonably practicable, shall return that information to Buyer or destroy it, in each case without retaining copies.

ARTICLE 21

PAYMENTS

Section 21.1 Unless otherwise agreed, any payments to be made under this Agreement or any related documents shall be made in USD by transfer of the relevant amount to the relevant account on or before the date the payment is due. The relevant account for a given payment is:

(a) for any payment to be made to the Company:

bank:	[name and address]
sort code:	[●]
IBAN:	[●]
account name:	[●]

or such other account as the Company shall, not less than three (3) Business Days before the date on which payment is due, have specified by giving notice to Buyer;

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(b) for the payment of the Cash Purchase Amount, the Settlement Agent Account having the following details:

[●]

(c) for any payment to be made to Buyer:

bank:	[name and address]
sort code:	[●]
IBAN:	[●]
account name:	[●]

or such other account as Buyer shall, not less than three (3) Business Days before the date on which payment is due, have specified by giving notice to the Company.

Section 21.2 Save as otherwise specifically set out in this Agreement, if a Party defaults in making any payment when due of any sum payable under this Agreement, it shall pay interest on that sum from (and including) the date on which payment is due until (but excluding) the date of actual payment (after as well as before judgment) at the Dutch statutory interest rate.

ARTICLE 22

TERMINATION

This Agreement may be terminated only by the written agreement of Buyer and the Company (including the Independent Directors). In the event of termination of this Agreement, this Agreement shall have no further effect with the exception of this Article 22 and Article 20 and Article 23, which provisions shall survive any termination of this Agreement. In such event, there shall be no liability on the part of any Party, except that termination of this Agreement shall not relieve either Party from any liability for any willful and material breach of its representations or warranties set forth in this Agreement or any breach of its obligations or agreements set forth in this Agreement.

ARTICLE 23

MISCELLANEOUS

Section 23.1 Notices. All notices, consents, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given (i) at the time of delivery, if delivered by hand, registered mail or express courier, or (ii) at the time of successful transmission, if delivered by via electronic mail, in each case to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

if to Buyer, to:

[●]

with an additional copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

155 North Wacker Drive

Chicago, IL 60606

Attention: Richard C. Witzel, Jr.

Email: richard.witzel@skadden.com

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and

Houthoff Coöperatief U.A.

Gustav Mahlerplein 50

1082 MA Amsterdam

The Netherlands

Attention: Alexander J. Kaarls

Email: a.kaarls@houthoff.com

if to the Company, to:

[●]

with an additional copy (which will not constitute notice) to:

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Attention: Facsimile: Telephone: Email:	Zachary R. Blume Paul M. Kinsella (617) 951-7050 (617) 951-7000 zachary.blume@ropesgray.com paul.kinsella@ropesgray.com

and

Stibbe N.V.

Beethovenplein 10

1070 AP Amsterdam

The Netherlands

Attention: Email:	Duco de Boer duco.deboer@stibbe.com

Section 23.2 Further Assurances. If at any time either of the Parties reasonably believes that any further instruments, deeds, bills of sale, assignments or assurances are reasonably necessary or desirable to consummate the Transaction or to carry out the purposes and intent of this Agreement, then, subject to the terms and conditions of this Agreement, the Company and Buyer shall execute and deliver all such proper deeds, powers of attorney, assignments, instruments and assurances and do all other things reasonably necessary or desirable to consummate the Transaction and to carry out the purposes and intent of this Agreement.

Section 23.3 Assignment.

(a) Buyer shall be entitled to nominate one or more members of Buyer’s Group to purchase all of the Business or different parts thereof, and Buyer shall be entitled to transfer and assign any or all of its rights and obligations under this Agreement to any member of Buyer’s Group; provided, however, that Buyer shall, in that case, also transfer and assign any Liquidation entitlement to such member of Buyer’s Group. Each of the other parties hereto hereby consents in advance to such transfer and assignment. Buyer shall remain jointly and severally liable with the designated assignee, or assignees as the case may be, for the proper performance of any obligations assigned to the designated assignee under this Section 23.3(a).

(b) Save for the assignment in accordance with Section 23.3(a), neither Party may assign any of its rights or transfer any of the obligations under this Agreement or any interest therein (including by means of statutory merger or demerger), without the prior written consent of the other Party.

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Section 23.4 Non-Survival of Representations and Warranties; Survival of Certain Covenants and Agreements. The representations and warranties of the Company contained in this Agreement and in any certificate or other writing delivered pursuant to this Agreement shall not survive Completion. This Section 23.4 shall not limit any covenant or agreement of the Parties that by its terms contemplates performance after Completion or the termination of this Agreement.

Section 23.5 Expenses. Except as otherwise expressly provided in this Agreement (including Article 19), all direct and indirect costs and expenses incurred in connection with this Agreement shall be borne by the party incurring such expenses.

Section 23.6 Counterparts. This Agreement may be executed in counterparts (each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement) and shall become effective when one or more counterparts have been signed by each Party and delivered (by electronic communication, facsimile or otherwise) to the other Party.

Section 23.7 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other Governmental Body to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, so long as the economic or legal substance of the Transaction is not affected in any material way. Upon such a determination, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the Transaction be consummated as originally contemplated to the fullest extent possible.

Section 23.9 Certain DCC Matters.

(a) Neither the Company nor Buyer shall be entitled to call upon or derive any rights under Title 1 Book 7 of the DCC.

(b) The Parties waive their right under Articles 6:265 to 6:272 inclusive, 6:228, 6:230 and 6:258 of the DCC to rescind (ontbinden), nullify (vernietigen), make amendment proposals (wijzigingsvoorstellen) regarding this Agreement on the ground of error, or demand in legal proceedings the rescission (ontbinding), nullification (vernietiging) or the amendment of this Agreement.

(c) The Convention on the International Sale of Goods shall not be applicable to the Transaction.

Section 23.10 Entire Agreement. This Agreement, including the Schedules hereto, taken together with any other documents delivered in connection with this Agreement, constitutes the entire agreement, and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof and thereof (except for the Purchase Agreement). Except as otherwise expressly set forth herein, this Agreement is not intended to confer upon any Person other than the Parties hereto any rights or remedies.

Section 23.11 Amendments and Waivers.

(a) This Agreement may only be amended or supplemented at any time by additional written agreements signed by, or on behalf of, Buyer and the Company (including the Independent Directors if they are still serving on the Company Board), as may mutually be determined by the Parties as aforesaid to be necessary, desirable or expedient to further the purpose of this Agreement or to clarify the intention of the Parties.

(b) No provision of this Agreement may be waived or extended except by a written instrument signed by the Party against whom the waiver or extension is to be effective, including, in the case of a waiver or extension by the Company, the Independent Directors (if they are still serving on the Company Board). No failure or delay on the part of any Party in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement in this Agreement, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

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Section 23.12 Specific Performance and Other Remedies. The Parties agree that irreparable damage, for which monetary damages, even if available, would not be an adequate remedy, will occur in the event that the Parties do not perform their obligations under the provisions of this Agreement in accordance with its specified terms or otherwise breach such provisions. Subject to the following sentence, the Parties acknowledge and agree that (a) the Parties shall be entitled to an injunction or injunctions, specific performance, or other equitable relief, to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions hereof in the Dutch Chosen Courts without proof of damages or otherwise, this being in addition to any other remedy to which they are entitled under this Agreement and (b) the right of specific performance is an integral part of the transactions contemplated by this Agreement and without that right, none of the Parties would have entered into this Agreement. The Parties acknowledge and agree that any Party seeking an injunction or injunctions to prevent breaches or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in accordance with this Section 23.12 shall not be required to provide any bond or other security in connection with any such Order or injunction.

Section 23.13 Governing Law.

(a) This Agreement, and any Action arising out of or relating to this Agreement or the Transaction, shall be governed by, and construed in accordance with, the Laws of the Netherlands, without regard to choice or conflict of Law principles thereof.

(b) To the extent legally feasible, any power of attorney or other document executed in connection with this Agreement or the Transaction shall be governed by and construed exclusively in accordance with the Laws of the Netherlands.

Section 23.14 Jurisdiction; Forum. Each Party (i) irrevocably and unconditionally submits to the personal jurisdiction of the courts of Amsterdam, the Netherlands and any appellate court therefrom (the “Dutch Chosen Courts”), (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such Dutch Chosen Court, (iii) agrees that any Actions arising in connection with or relating to this Agreement or the Transaction shall be brought, tried and determined only in the Dutch Chosen Courts, (iv) waives any claim of improper venue or any claim that the Dutch Chosen Courts are an inconvenient forum and (v) agrees that it will not bring any Action relating to this Agreement or the Transaction in any court other than the Dutch Chosen Courts. Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the Transaction: (A) any claim that such party is not personally subject to the jurisdiction of the Dutch Chosen Courts as described herein for any reason; (B) that it or its property is exempt or immune from jurisdiction of any such Dutch Chosen Court or from any legal process commenced in such courts (whether through service of process, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise); and (C) that (1) the Action in any such court is brought in an inconvenient forum, (2) the venue of such Action is improper or (3) this Agreement, or the subject matter hereof, may not be enforced in or by such Dutch Chosen Courts.

Section 23.15 Language. The language of this Agreement and the Transaction is English and all notices, demands, requests, statements, certificates or other documents or communications shall be in English unless otherwise agreed or required by the Laws of the Netherlands.

Section 23.16 Interpretation. Unless the express context otherwise requires: (i) the words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement; (ii) terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa; (iii) references herein (whether capitalized or not) to a specific Article, Section, Subsection, Recital, Schedule, Exhibit or Annex shall refer, respectively, to Articles, Sections, Subsections, Recitals, Schedules, Exhibits or Annexes of or to this Agreement; (iv) wherever the word “include,” “includes” or “including” is used in this Agreement, it shall be deemed to be followed by the words “without

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limitation”; (v) references herein to any gender shall include each other gender; (vi) with respect to the determination of any period of time, the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”; (vii) the word “or” shall be disjunctive but not exclusive; (viii) references herein to any Law shall be deemed to refer to such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part and in effect from time to time, and also to all rules and regulations promulgated thereunder; (ix) the headings contained in this Agreement are intended solely for convenience and shall not affect the rights of the parties to this Agreement; (x) if the last day for the giving of any notice or the performance of any action required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action, unless otherwise required by Law, shall be extended to the next succeeding Business Day; and (xi) references herein to “as of the date hereof,” “as of the date of this Agreement” or words of similar import shall be deemed to mean “as of immediately prior to the execution and delivery of this Agreement.”

Section 23.17 Rules of Construction. The Parties have participated jointly in negotiating and drafting this Agreement. If an ambiguity or a question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties, and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision of this Agreement.

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SIGNATORIES

This Agreement has been signed by the Parties (or their duly authorized representatives) on the date stated at the beginning of this Agreement.

SIGNED by:

For and on behalf of

[Wright Medical Group N.V.]

SIGNED by:

For and on behalf of

[Parent]

SIGNED by:

For and on behalf of

[BidCo]

Signed in acknowledgment and agreement

of Article 18:

SIGNED by:

For and on behalf of

[Liquidator]

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SCHEDULE 1

COMPLETION

1.	The Company shall give Buyer possession of those Assets which are transferable by delivery with the intention that title to those Assets should pass to Buyer by such delivery.

2.

The Company shall procure the transfer to Buyer of all (other) Assets and liabilities (to the extent any such assets and liabilities can be so transferred) used in connection with the Business as at Completion, including:

(a)	assigning to Buyer all Contracts and all other contracts entered into by the Company in the period up to Completion; and

(b)	transferring the shares of the Company Subsidiaries to Buyer as follows:

(i)

in the case of the shares of the U.S. Subsidiary, by delivering to Buyer the certificates representing the shares of the U.S. Subsidiary, duly endorsed by the Company in favor of Buyer, or accompanied by stock powers in blank in favor of Buyer, duly executed by the Company;

(ii)	in the case of the shares of the Brazilian Subsidiary, by [●]; and

(iii)	in the case of the shares of the Dutch Subsidiary, by execution of a notarial deed of transfer of shares pursuant to which the Company transfers all of the shares of the Dutch Subsidiary to Buyer.

3.	The Company shall procure that all Information is made available to Buyer.

4. (a)

Buyer shall pay the Cash Purchase Amount minus the Net Cash Deduction into the Settlement Agent Account. The Company shall pay into the Settlement Agent Account the amount of the Net Cash Deduction. The Settlement Agent shall receive and hold the amounts received by it pursuant to the two preceding sentences (x) initially, following receipt, on behalf of the respective payors thereof, (y) upon completion of the actions described in paragraphs 1 through 3 above, on behalf of the Company and then (z) upon completion of the actions described in paragraph 4(d)(A) below, on behalf of the Minority Shareholders.

(b)	The Settlement Agent shall confirm that it has received in the Settlement Agent Account pursuant to paragraph (a) an amount equal to the Cash Purchase Amount.

(c)	The Company shall transfer the Company Excess Cash at Completion (if any) to Buyer.

(d)

(A) Upon completion of the steps set out under paragraphs 1 through 4(c) the Company and Buyer shall, on the date of Completion, confirm the completion of such steps, and, on the date of Completion, the actions specified in paragraphs (i) and (ii) below shall be taken:

(i)	the resolution of the Company’s general meeting to dissolve (ontbinden) the Company and to appoint the Liquidator will become effective;

(ii)

the Liquidator shall (A) file a notice of the proposed liquidation and dissolution of the Company in the registers where the Company is registered as required under Article 2:19(2) of the DCC (and for the period during which the Company continues to exist for the purposes of the liquidation of its property, proprietary rights and interests, procure that in all documents and announcements of the Company the words “in liquidatie” are added to the Company’s name in accordance with Article 2:19(5) of the DCC) and (B) resolve to make the Second Step Distribution; and

(B) As promptly as practicable after the date of Completion, the Liquidator shall procure that the Second Step Distribution is actually paid to the Minority Shareholders by causing the Settlement Agent to pay the Cash Purchase Amount to the Minority Shareholders in accordance with the terms of the [●] Agreement, dated [●], between Buyer, the Company and the Settlement Agent.

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5.

After the Second Step Distribution has been made (and only after the Second Step Distribution is made), the Liquidator shall, as soon as practicable but in no event any earlier than the first Business Day following the date of Completion, (A) file with the Trade Register the final accounting (rekening en verantwoording), and plan of distribution (plan van verdeling), with respect to the Liquidation, each of which shall in all respects be consistent with the provisions of this Agreement and (B) make the public announcement of such filing in a Dutch daily newspaper in accordance with Section 2:23b of the DCC.

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SCHEDULE 2

TAX MATTERS

1.	INTERPRETATION

1.1

In this Schedule, unless such words or expressions are defined in this Schedule or the contrary intention otherwise appears, words and expressions defined elsewhere in this Agreement have the same meaning and:

“Actual Tax Liability” means a liability to make or suffer an actual payment of Tax to a Tax Authority;

“Company’s Tax Affairs” means the Tax affairs of the Company;

“Pre-Completion Tax Affairs” means the Tax affairs of the Company Subsidiaries for any period ending prior to or on Completion or starting prior to Completion, but ending after Completion;

“Relevant Tax Affairs” means the Pre-Completion Tax Affairs and the Company’s Tax Affairs;

“Relevant Tax Returns” means the Tax returns of the Company and the Company Subsidiaries which have not been filed or agreed with the relevant Tax Authority in relation to the Relevant Tax Affairs;

“Tax Claim” means any notice issued by a Tax Authority from which it appears that the addressee of such notice may be required to make an actual, or suffer a deemed, payment of Taxation or may suffer the non-availability, loss, reduction or cancellation of a relief; and

“Tax Return” means any correspondence, notice, claim, return, declaration, report and computation relating to Tax.

1.2

In this Schedule, unless the contrary intention appears, a reference to a paragraph or subparagraph is to a paragraph or subparagraph of this Schedule and a reference to an Article or Section is to an article or section of this Agreement.

2.	BUYER’S TAX INDEMNITY

2.1

Subject to Completion having occurred, Buyer hereby undertakes to indemnify and hold harmless the Company against any Losses consisting of or in relation to Tax incurred, including any Actual Tax Liability due, in respect of the Transaction and/or in relation to the Business, but excluding any withholding Tax in respect of the Second Step Distribution that is made to the Minority Shareholders.

2.2

Subject to Completion having occurred and by way of irrevocable third party stipulation for no consideration (onherroepelijk derdenbeding om niet), Buyer hereby undertakes to indemnify and hold harmless each Indemnified Party against any Actual Tax Liability in respect of the Transaction and/or in relation to the Business, in each case excluding:

(a)	any withholding Tax in respect of the Second Step Distribution;

(b)	any Tax levied by reference to income, profits or gains or any other similar Taxes (“Income Tax”; and

(c)

any Losses arising, accruing or incurred as a result of fraud, willful misconduct or gross negligence of the relevant indemnified Person, as set forth above, as finally established by a court decision or settlement agreement,

2.3

In the event any Tax or Losses arise(s) in relation to a payment due as described in subparagraph 2.1 or subparagraph 2.2, the payment by Buyer shall be increased to an amount which (after deduction or payment of such Tax and taking into account any related Tax relief) leaves the Company or the Indemnified Party (as applicable) in the same position as if no Tax had been due. No payment is due under this subparagraph to the extent the Company or the relevant Indemnified Party (as applicable) have been paid under another provision of the Agreement for the same liability.

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2.4

A payment to be made by Buyer under this Schedule 2 (Tax Matters), if any, shall be made ultimately on the date which is five (5) Business Days prior to the last date on which that payment of Tax may be made in order to avoid incurring a liability to interest or penalties.

3.	CONDUCT OF TAX AFFAIRS

3.1	Buyer shall after Completion have conduct of the Relevant Tax Affairs in the manner as set forth in this Schedule 2.

3.2	With respect to the Relevant Tax Affairs the following applies after Completion:

(a)	subject to the following provisions of this subparagraph 3.2, Buyer and its advisors shall prepare, submit, negotiate, and agree on behalf of the Company the Relevant Tax Returns;

(b)

the Company, including its advisors shall provide Buyer and its advisors on a timely basis with all relevant information, including but not limited to copies of all Relevant Tax Returns, correspondence and other documents submitted to the relevant Tax Authority in relation to Relevant Tax Returns (together with such other information as may be necessary to enable Buyer to consider the correspondence and other documents in light of all material facts) within sufficient time before any submission by Buyer to the relevant Tax Authority;

(c)	all Relevant Tax Returns will be completed and submitted as Buyer (or its advisors) in its sole discretion will determine;

(d)

the Company shall make such claims and elections and give such consents (including such provisional or final claims) as Buyer (or its advisers) may request, including, without limitation, filing any election requested by Buyer under U.S. Treasury Regulations Section 301.7701-3 with respect to the Company;

(e)

the Company, including its advisors shall keep Buyer informed about the status of any negotiations relating to the Relevant Tax Affairs of the Company and consult with Buyer on any matters relating to Relevant Tax Affairs, including any requested retroactive election to a time period preceding Completion (to the extent permitted under applicable Law);

(f)	the Company shall not agree or settle any of the Relevant Tax Returns without the prior written consent by Buyer; and

(g)	Buyer shall on behalf of the Company and the Company Subsidiaries agree all Relevant Tax Returns with the relevant Tax Authority as quickly as reasonably possible.

3.3

Buyer shall after Completion prepare, negotiate and agree all Tax Returns of the Company Subsidiaries and the Company and its advisors will give Buyer all reasonable co-operation, access and assistance in relation thereto.

3.4	From and after Completion:

(a)

the Company shall retain and preserve its Tax records and relevant financial information but shall deliver copies of any such Tax records and relevant financial information in connection with the Transaction to Buyer as soon as reasonably practical. The Company shall permit Buyer and its advisors, on Buyer giving reasonable notice, access during normal office hours to them where reasonably required for Tax purposes;

(b)	the Company shall ensure that the Tax records and relevant financial information of each Company Subsidiary shall be delivered to Buyer as soon as reasonably practical;

(c)

Buyer shall, and shall procure that the Company Subsidiaries shall, retain for a period of seven (7) years from the Liquidation End Date, or such longer period as may be prescribed by applicable Laws, regulations, orders and statutes, all financial information and similar records relating to the Company Subsidiaries delivered to Buyer in connection with the consummation of the Transaction or held by the Company Subsidiaries; and

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(d)

Buyer shall provide the Company and the Liquidator, if applicable, and their respective advisors, with access (upon reasonable notice and at reasonable times during normal business hours) to such financial information and similar records relating to Relevant Tax Affairs where reasonably required for Taxation purposes.

4.	CONDUCT OF TAX CLAIM

4.1	If after Completion the Company receives any Tax Claim with respect to Relevant Tax Affairs, it shall notify Buyer and its advisors in writing as soon as reasonably practicable.

4.2

Buyer and the relevant Company Subsidiary shall be free to pay or settle any Tax Claim referred to in subparagraph 4.1, in the name of the Company or as the case may be in the name of the relevant Company Subsidiary, on such terms as they may think fit, provided that no position shall be taken or agreed that may lead to a Liability for any member of the Company Board.

4.3

To the extent legally permitted, after Completion Buyer shall be entitled to resist any Tax Claim in relation to Relevant Tax Affairs, in the name of the Company or as the case may be the relevant Company Subsidiaries, and to have the conduct of any appeal, dispute, compromise or defense of such Tax Claim and of any incidental negotiations and the Company will give and procure the Company Subsidiaries to give Buyer all reasonable co-operation, access and assistance for the purposes of considering and resisting the relevant Tax Claim, provided that no position shall be taken or agreed that may lead to a Liability for any member of the Company Board, unless such would be necessary for the Company to comply with any applicable Law.

4.4

If after Completion Buyer does not elect to resist a Tax Claim of the Company, the Company shall give Buyer drafts of all communications it intends to make in relation to such Tax Claim at least ten (5) Business Days before the communication is made, shall make such amendments as Buyer shall request before it makes such communication, shall promptly provide Buyer with copies of all correspondence relating to the Tax Claim and shall neither agree nor settle the relevant Tax Claim without the prior written consent by Buyer.

5.	GROUP TAX ARRANGEMENTS

5.1

Any Tax sharing agreement or similar agreement between the Company and the Company Subsidiaries shall be terminated as of Completion. Subject to the termination, the Company agrees, and agrees to procure, that no Company Subsidiary shall have a liability after Completion to make a payment or repayment to the Company in respect of such Tax sharing agreement or similar agreement. Nothing in this paragraph 5 shall detract from Buyer’s Tax indemnity as set forth in paragraph 2.

6.	VALUE ADDED TAX

6.1

The Company and Buyer intend that article 37d of the Dutch VAT Act 1968 (Wet op de omzetbelasting 1968) (“VAT Act 1968”) shall apply to the Asset Sale and both the Company and Buyer shall adhere to the requirements thereof. If at any time it becomes clear that article 37d of the VAT Act 1968 is not applicable, the Company and Buyer shall use all commercially reasonable efforts to ensure that, to the extent possible, the Asset Sale is treated as an exempt transaction for Value Added Tax (“VAT”) purposes.

6.2

If, nevertheless, any VAT is payable in connection with the sale of the Business, all figures stated in this Agreement to be payable by Buyer are exclusive of any such VAT. If any VAT is payable in connection with the Asset Sale and the relevant Tax Authority has confirmed this in writing or this has otherwise became apparent :

(a)

the Company shall, to the extent possible, deliver to Buyer a proper VAT invoice meeting all statutory requirements in respect thereof together with a copy of the written confirmation from the relevant Tax Authority;

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(b)	Buyer shall (and Parent shall cause Buyer to) pay this VAT to the Company within five (5) Business Days following receipt of such invoice;

(c)	the Company shall, to the extent possible, pay this VAT to the relevant Tax Authority; and

(d)

in the event that the Company had already delivered to Buyer an invoice without VAT, in relation to the sale of the Business, the Company shall deliver a credit-invoice to Buyer and replace this invoice with a new valid VAT invoice(s) or issue an additional invoice(s) which refer(s) to the original invoice for the amount of the VAT payable.

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SCHEDULE 3

CONTRACTS

[NOTE: Schedule to be mutually agreed prior to the execution of the final Asset Sale Agreement.]

24

SCHEDULE 4

GUARANTEES

If still existing at Completion, the guarantees under the following Contracts:

[NOTE: Schedule to be mutually agreed prior to the execution of the final Asset Sale Agreement.]

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SCHEDULE 5

COMPANY SUBSIDIARIES

Trooper Holdings, Inc. (the “U.S. Subsidiary”)

Tornier do Brasil Productos Medicos Ltda (the “Brazilian Subsidiary”)

Fielding Finance B.V. (the “Dutch Subsidiary”; together with the U.S. Subsidiary and the Brazilian Subsidiary the “Company Subsidiaries” and each individually a “Company Subsidiary”).

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SCHEDULE 6

BANK ACCOUNTS

[NOTE: Schedule to be mutually agreed prior to the execution of the final Asset Sale Agreement.]

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SCHEDULE 7

INTERPRETATION

1.	In this Agreement:

“Account Receivables” means the rights to (a) any amounts due or payable to the Company in connection with the Business relating to the period before Completion, (b) any amounts which become due or payable to the Company after Completion in connection with goods supplied or services performed in connection with the Business prior to Completion, (c) any interest payable on such amounts and (d) the benefit of all securities, guarantees, indemnities and rights relating to those amounts;

“Asset” means any part of the Business, including all Contracts, assets, permits, claims and rights and any benefits arising thereunder or resulting therefrom;

“Bank Accounts” means the bank accounts and deposits of the Company listed in Schedule 6 (Bank Accounts);

“Brazilian Subsidiary” has the meaning assigned to such term in Schedule 5 (Company Subsidiaries);

“Breach” means, with respect to any Party, any failure of the Warranties of such Party to be true and correct on the date of Completion;

“Business” means the business of the Company including all Assets and Liabilities of the Company as at Completion including for the avoidance of doubt, any such Assets and Liabilities arising, accruing or incurred after Completion to the extent they relate to and/or arise from the Business as conducted in the period up to and including Completion, including but not limited to:

(a)	the Company Subsidiary Shares;

(b)	the Contracts;

(c)	the Account Receivables;

(d)	the Claims Receivables;

(e)	the balances in the Bank Accounts (positive or negative), although the Bank Accounts themselves will not be transferred to Buyer upon Completion; and

(f)

all other assets and liabilities of the Company (including inter-company receivables of the Company from any member of the Company’s Group and inter-company payables of the Company to any other member of the Company’s Group), other than:

(i)	any shares held by the Company in its own capital;

(ii)	the Bank Accounts;

(iii)	any records that must remain with the Company under statutory (including Tax) obligations;

(iv)	the engagement letter with the Liquidator, if any; and

(v)	the listing agreement with Nasdaq.

such excluded assets and liabilities referred to under (i) through (v), the “Excluded Assets and Liabilities”;

“Buyer’s Group” means Buyer and its Affiliates, including, after Completion, the Company and the Company Subsidiaries;

“Claims Receivables” means any claims of the Company vis-à-vis third parties in respect of the Business as at Completion;

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“Company Board” means the board of directors (bestuur) of the Company;

“Company’s Group” means the Company and its Group but excluding Buyer’s Group;

“Company Subsidiary” has the meaning assigned to such term in Schedule 5 (Company Subsidiaries);

“Company Subsidiary Shares” means the entire issued share capital of each of the Company Subsidiaries;

“Completion” means completion of the completion steps as set out in Schedule 1 (Completion) under 1 through 4(d)(A);

“Contracts” means the following:

(a)	all agreements and binding arrangements of the Company in relation to the Business, including those as listed in Schedule 3 (Contracts);

(b)	the agreements and binding arrangements relating to the Business as at Completion entered into by the Company in the ordinary course of business after the date hereof; and

(c)	all offers made by the Company or by third parties in favor of or to the Company as at Completion relating to the Business that are made in the ordinary course of the Business;

“Dutch Subsidiary” has the meaning assigned to such term in Schedule 5 (Company Subsidiaries);

“Employees” means the employees that are employed by the Company, including the following individuals: [●];

“Group” means, in relation to any person or entity, such person or entity and its Affiliates;

“Information” means all information relating to the Business, including industrial and commercial information and techniques, including all information relating to the supply of any materials to the Business and to the marketing of any products or services supplied by the Business, including customer and supplier details and lists, sales and purchase targets and statistics, market share statistics, marketing surveys and reports, marketing research and any advertising or other promotional materials, financial and accounting records, studies, correspondence and personal records;

“Settlement Agent” means the settlement agent appointed by Buyer in the Offer;

“Shareholders” has the meaning ascribed to it in recital (B) and Shareholder means any of them;

“Subsidiaries” means, with respect to any Person, any entity of which: (i) such Person or any other Subsidiary of such Person is a general partner (in the case of a partnership) or managing member (in the case of a limited liability company); (ii) voting power to elect a majority of the board of directors, board of managers or others performing similar functions with respect to such organization is held by such Person or by any one or more of such Person’s Subsidiaries; (iii) at least fifty percent (50%) of any class of shares or capital stock or of the outstanding equity interests are beneficially owned by such Person; or (iv) any Person that would otherwise be deemed a “subsidiary” under Rule 12b-2 promulgated under the 1934 Act, including, with respect to the Company, the legal entities listed in Schedule 5 (Company Subsidiaries);

“Tax Authority” means any Governmental Body, Taxing authority or other authority competent to impose or collect any Tax;

“Taxation” or “Tax” means all forms of Taxation, duties, levies, imposts and social security charges, including corporate income tax, wage withholding tax, national social security contributions and employee social security

29

contributions, value added tax, customs and excise duties, capital tax and other legal transaction taxes, dividend withholding tax, (municipal) real estate taxes, other municipal taxes and duties, environmental taxes and duties and any other type of taxes or duties in any relevant jurisdiction; together with any interest, penalties, surcharges or fines relating thereto, due, payable, levied, imposed upon or claimed to be owed in any relevant jurisdiction;

“Trade Register” means the trade register of the Dutch Chamber of Commerce (handelsregister van de Kamer van Koophandel);

“U.S. Subsidiary” has the meaning assigned to such term in Schedule 5 (Company Subsidiaries); and

“Warranties” means the representations and warranties contained in Article 12 and Article 13 and “Warranty” means any of them.

2.	The following terms are defined elsewhere in the Agreement, as indicated below:

Term	Section
Agreement	Introduction
Asset Sale	Recitals
Buyer	Introduction
Cash Purchase Amount	Section 3.1(a)
Company	Introduction
Company Excess Cash	Section 3.3
Company Excess Cash at Completion	Section 3.3
Company Net Cash Amount	Section 3.1(a)
Completion Condition	Section 4.1
Counterparties	Section 7.2
Counterparty	Section 7.2
Dutch Chosen Courts	Section 23.14
Indemnified Party	Section 15.2
Liquidation Costs and Liabilities	Article 19
Liquidation End Date	Section 7.4
Losses	Section 15.1
Minority Shareholders	Section 3.1(a)
Net Cash Deduction	Section 3.2(a)
Offer	Recitals
Offer Consideration	Recitals
Parent	Introduction
Parties	Introduction
Party	Introduction
Purchase Agreement	Recitals
Purchase Price	Section 3.1
Second Step Distribution	Section 18.1
Settlement Agent Account	Section 3.2(a)
Shareholders	Recitals
Transaction	Recitals
Wrong Box Assets	Article 10

3.	Any express or implied reference to an enactment (which includes any legislation in any jurisdiction) includes references to:

(a)	that enactment as amended, extended or applied by or under any other enactment before or after the date hereof;

(b)	any enactment which that enactment re-enacts (with or without modification); and

(c)

any subordinate legislation (including regulations) made (before or after the date hereof) under that enactment, including (where applicable) that enactment, as amended, extended or applied as described in subparagraph (a) above, or under any enactment referred to in subparagraph (b) above.

30

4.	In this Agreement, references to an individual/a natural person include his estate and personal representatives.

5.

References to a company shall be construed so as to include any company, corporation or other body corporate or other legal entity, wherever and however incorporated or established, including limited or unlimited partnerships.

6.

References to a person shall be construed so as to include any individual, firm, company, government, Governmental Body, Tax Authority, state or agency of a state or any joint venture, association or partnership (whether or not having separate legal personality).

7.

Notwithstanding Section 23.15, where in this Agreement a Dutch term is given in italics or in italics within parentheses after an English term and there is any inconsistency between the Dutch and the English, the meaning of the Dutch term shall prevail.

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ANNEX D

AMENDMENT OF THE ARTICLES OF ASSOCIATION

Unofficial English translation

On the [●]

two thousand and [●], appearing before me,

Paul Pieter de Vries, civil-law notary in Amsterdam, is:

[●].

RECITALS

The person who appears before me, hereby declares:

A.	Latest amendment to the articles of association

The latest amendment to the articles of association of Wright Medical Group N.V., a company with limited liability (naamloze vennootschap), with its corporate seat in Amsterdam and its place of business at (1097 JB) Amsterdam, Prins Bernhardplein 200, registered with the trade register under number 34250781 (the “Company”), has been executed on [●] before [●], a civil-law notary in [●].

B.	Resolution to amend the articles of association

The general meeting of the aforementioned company has resolved to amend the articles of association.

C.	Authorization

Furthermore it was resolved to authorize the person appearing to sign the deed of amendment of the articles of association.

D.	Minutes

Evidence of said resolutions is by means of the minutes of the general meeting of the company to be annexed to this deed.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

In order to carry out said resolutions the person appearing declares to amend the articles of association as follows:

A new article shall be added at the end of the articles of association which shall read as follows:

Article [●]

7.1.

If the general meeting adopts a proposal to enter into a cross border legal merger (grensoverschrijdende fusie) (“Cross-Border Merger”), any shareholder of the company that voted against such proposal has the right to elect not to become a shareholder of the acquiring company in the Cross-Border Merger (“Withdrawal Right”) and file a request for compensation (“Withdrawal Application”) in accordance with article 2:333h paragraph 1 Dutch Civil Code (such shareholder being a “Withdrawing Shareholder”) and in accordance with the terms set out for such requests in the proposal, within one month after the general meeting of the company in which the proposal to enter into the Cross-Border Merger has been adopted. Upon the Cross-Border Merger taking effect, the Withdrawing Shareholder will not receive shares in the acquiring company in the Cross-Border Merger. Instead, such Withdrawing Shareholder will receive compensation in cash (“Cash Compensation”) for the shares of the company for which he duly exercised his Withdrawal Right (“Exit Shares”) and such Exit Shares in the company will cease to exist as a consequence of the Cross-Border Merger taking effect.

7.2.	Pursuant to article 2:333h of the Dutch Civil Code, Withdrawing Shareholders are entitled to receive Cash Compensation for their Exit Shares.

The Cash Compensation per Exit Share shall be equal to:

a.

the price paid per share (excluding interest) in a public tender offer for all issued and outstanding shares in the share capital of the company that was completed in the twelve-month period prior to the consummation of the Cross-Border Merger; or

b.

if no such offer was completed during that period, the weighted average share price of the shares in the capital of the company on Nasdaq in the period commencing on, and including, the twenty-second (22nd) trading day and ending on, but excluding, the second (2nd) trading day prior to the consummation of the Cross-Border Merger.

CONCLUSION

The person appearing in connection with this deed is known to me, civil-law notary.

THIS DEED

is executed in Amsterdam on the date stated at the head of the deed.

The substance of this deed and an explanation of the deed have been communicated to the person appearing, who has expressly taken note of its contents and has agreed to its limited reading.

After a limited reading in accordance with the law, this deed was signed by the person appearing and by me, civil-law notary.

2

ANNEX E

[To Come]

ANNEX F

AMENDMENT OF THE ARTICLES OF ASSOCIATION

Draft, unofficial English translation

On the [●]

two thousand and [●], appearing before me,

Paul Pieter de Vries, civil-law notary in Amsterdam, is:

[●].

RECITALS

The person who appears before me, hereby declares:

A.	Latest amendment to the articles of association

The latest amendment to the articles of association of Wright Medical Group N.V., a company with limited liability (naamloze vennootschap), with its corporate seat in Amsterdam and its place of business at (1097 JB) Amsterdam, Prins Bernhardplein 200, registered with the trade register under number 34250781 (the “Company”), has been executed [●] before [●], a civil-law notary in [●].

B.	Resolution to amend the articles of association

The general meeting of the aforementioned company has resolved to amend the articles of association.

C.	Authorization

Furthermore it was resolved to authorize the person appearing to sign the deed of amendment of the articles of association.

D.	Minutes

Evidence of said resolutions is by means of the minutes of the general meeting of the company to be annexed to this deed.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

In order to carry out said resolutions the person appearing declares to amend the articles of association as follows:

Article 24 will read as follows:

1.

Without prejudice to the provisions of article 2:334ff paragraph 1 Dutch Civil Code, on proposal of the board of directors, the general meeting may resolve to amend the company’s articles, to conclude a legal merger (juridische fusie) or a demerger (splitsing), or to dissolve the company.

A resolution of the general meeting to conclude a legal merger (juridische fusie) or a demerger (splitsing) requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the meeting.

CONCLUSION

The person appearing in connection with this deed is known to me, civil-law notary.

THIS DEED

is executed in Amsterdam on the date stated at the head of the deed.

The substance of this deed and an explanation of the deed have been communicated to the person appearing, who has expressly taken note of its contents and has agreed to its limited reading.

After a limited reading in accordance with the law, this deed was signed by the person appearing and by me, civil-law notary.

ANNEX G

DEED OF CONVERSION AND AMENDMENT

Unofficial English translation

On the [●]

two thousand and [●], appearing before me,

Paul Pieter de Vries, civil-law notary in Amsterdam, is:

[●].

RECITALS

The person who appears before me, hereby declares:

A.	Latest amendment to the articles of association

The latest amendment to the articles of association of Wright Medical Group N.V., a company with limited liability (naamloze vennootschap), with its corporate seat in Amsterdam and its place of business at (1097 JB) Amsterdam, Prins Bernhardplein 200, registered with the trade register under number 34250781 (the “Company”), has been executed on the twenty-ninth day of June two thousand and sixteen before a deputy for P.H.N. Quist, a civil-law notary in Amsterdam.

B.	Resolution to convert the Company

The general meeting of the Company has resolved to convert (omzetten) the Company into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), effective upon execution of this deed of amendment (the “Conversion Resolution”).

C.	Resolution to amend the articles of association

The general meeting of the Company has resolved to amend the articles of association of the Company and to adopt new articles of association in substitution therefore (the “Amendment Resolution”).

D.	Authorization

Furthermore it was resolved to authorize the person appearing to sign the deed of amendment of the articles of association.

E.	Minutes

Evidence of said resolutions is by means of the minutes of the general meeting dated the [●] day of [●] two thousand and [●].

F.	Conditions Precedent

The Amendment Resolution provides that the execution of the present deed of amendment of the articles of association is subject to certain conditions precedent (the “Conditions Precedent”), which shall be conclusively evidenced by the delivery to the notary of a certificate, signed by an executive director of the Company, to the effect that the Conditions Precedent have been satisfied (the “Certificate”). The Certificate has been annexed to the present deed.

CONVERSION

In performance of the Conversion Resolution, the person appearing declares to convert the Company into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), within the meaning of Section 2:18 of the Dutch Civil Code.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

In performance of the Amendment Resolution, the person appearing declares to amend the articles of association as follows:

Definitions

Article 1.

The following definitions shall apply in these articles of association:

a.	general meeting: the body consisting of the shareholders entitled to vote and other persons entitled to vote as well as the meeting of shareholders and other persons entitled to attend meetings;

b.	subsidiary: has the meaning as referred to in article 2:24a Dutch Civil Code;

c.	group: has the meaning as referred to in article 2:24b Dutch Civil Code;

d.	group company: a legal entity or company with which the company is affiliated in a group;

e.	dependent company: has the meaning as referred to in article 2:262 Dutch Civil Code;

f.	persons with voting rights: holders of shares with voting rights as well as holders of a right of usufruct on shares with the right to vote and holders of a right of pledge with a right to vote;

g.	persons with meeting rights: persons with voting rights as well as shareholders who do not have the right to vote;

h.

written/in writing: with respect to the provision of these articles of association the requirement of being in writing shall also be complied with if the notification, announcement, statement, acknowledgement, decision-making, power of attorney, vote or request, have been laid down electronically.

Name and seat

Article 2.

2.1.	The name of the company is: Wright Medical Group B.V.

2.2.	The company has its seat in Amsterdam.

2.3.	The company may have branch offices and branch establishments in other jurisdictions.

Objects

Article 3.

The objects of the company are:

•	to sell, purchase, trade and distribute medical products in general and implants and prostheses in particular, to introduce these products and to provide all kind of services as regarded;

•	to participate in, to finance, to collaborate with, to conduct the management of companies and other enterprises and provide advice and other services;

•	to acquire, use and/or assign industrial and intellectual property rights and real property;

•	to invest funds;

•

the borrowing, lending and raising funds, including the issuance of bonds, promissory notes or other securities or evidence of indebtedness as well as entering into agreements in connection with these activities;

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•

to provide security for the obligations of legal persons or of other companies with which the company is affiliated in a group or for the obligations of third parties, including by means of issuing guarantees and pledging collateral;

•	to undertake all that which is connected to the foregoing or in furtherance thereof,

all in the broadest sense of the words.

Capital and shares

Article 4.

4.1.

The company’s authorized capital amounts to nine million six hundred thousand euros (EUR 9,600,000) and is divided into three hundred and twenty million (320,000,000) ordinary shares, each share with a par value of three euro cents (EUR 0.03).

4.2.	All shares shall be registered shares.

The shares shall be numbered in such a manner that they can be distinguished from each other at any time.

The issue of shares

Article 5.

5.1.

Shares shall be issued pursuant to a resolution of the general meeting, or pursuant to such resolution of the board of directors if designated thereto by the general meeting for a period not exceeding five years.

At the designation, the number and class of shares that may be issued by the board of directors should be determined.

The designation may be prolonged each time for a period not exceeding five years. Unless it has been determined differently at the designation, it cannot be revoked.

The resolution to issue shares contains the price and further terms of issue.

5.2.

Within eight days after a resolution of the general meeting to issue shares or to designate the board of directors to issue shares, as referred to above, the board of directors shall deposit a complete text thereof at the Trade Register.

Within eight days after the end of each quarter of the year, the board of directors shall submit a statement of each issue of shares in that quarter of the year to the Trade Register, stating the number of the shares.

5.3.	Ordinary shares shall be issued against payment of at least the nominal value.

Upon subscription for shares the nominal amount must be paid up, and in case the subscription is higher than par, the difference of these amounts as well.

5.4.	Payment on shares must be made in cash to the extent that no other contribution has been agreed, subject to the provisions of article 2:191b Dutch Civil Code.

Payment in foreign currency may only be made with the permission of the company and also subject to the provisions of article 2:191a paragraph 3 Dutch Civil Code.

5.5.	The board of directors is authorized, without any prior approval of the general meeting, to perform legal acts within the meaning of article 2:204 paragraph 1 Dutch Civil Code.

Pre-emptive rights

Article 6.

6.1.

Without prejudice to the applicable legal provisions, upon the issue of shares, each holder of ordinary shares has a pre-emptive right in proportion to the aggregate amount of ordinary shares held by him.

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6.2.	A shareholder shall have no pre-emptive right in respect of shares:

•	issued for a non-cash contribution;

•	issued to employees of the company or of a group company; and

•	that are issued to a party exercising a previously obtained right to acquire shares.

6.3.

The board of directors shall announce an issue with pre-emptive rights and the time frame within which the pre-emptive rights may be exercised in a national daily distributed newspaper and in such other manner as may be required to comply with applicable stock exchange regulations, if any, unless the announcement to all holders of shares is made in writing and sent to the address stated by them.

6.4.

The pre-emptive right may be exercised at least two weeks after the day of the announcement in a national daily distributed newspaper or, if the announcement is made in writing, at least two weeks after the day of the mailing of the announcement.

6.5.

The pre-emptive right may be restricted or excluded by resolution of the general meeting or by the board of directors if designated thereto by the general meeting, for a period not exceeding five years, and also authorized to issue shares during that period.

Unless it has been determined otherwise at the designation, the right of the board of directors to restrict or to exclude the pre-emptive right cannot be revoked.

The designation may be renewed at any general meeting for a period not exceeding five years.

Unless the board of directors is designated to restrict or to exclude the pre-emptive right, a resolution to restrict or exclude the pre-emptive right will be passed on proposal of the board of directors.

In the proposal in respect thereof, the reasons for the proposal shall be explained in writing.

6.6.

A resolution of the general meeting to restrict or exclude the pre-emptive right or to designate the board of directors as referred to in paragraph 5 requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the meeting.

Within eight days after said resolution, the board of directors shall deposit a complete text thereof at the Trade Register.

6.7.

The provisions of the above paragraphs of the present article shall apply accordingly to the granting of a right to subscribe for shares, but shall not apply to the issue of shares to one who exercises a previously acquired subscription right.

Own shares

Article 7.

7.1.	On an issue of shares the company is not able to subscribe to its own shares.

7.2.

The board of directors resolves on the acquisition of shares in the capital of the company. The acquisition by the company of shares in its own capital when those shares have not been fully paid up shall be null and void.

7.3.	The company may not acquire its own fully paid-up shares, unless such is done at no consideration, if:

a.	the company’s shareholders equity capital less the acquisition price is less than the reserves that should be maintained under Dutch law; or

b.	the board of directors either knows or should reasonably foresee that the company upon acquisition will not be able to continue paying its debts when they become due..

7.4.

If the company is unable to continue to pay its short-term debts after an acquisition the managing directors who at the time of the acquisition knew or should have reasonably foreseen this, are jointly and severally

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liable to the company to compensate the shortfall caused by the acquisition plus statutory interest from the day of the acquisition. The remaining provisions of article 2:207 paragraph 3 Dutch Civil Code are applicable to such situation.

The transferor of the shares who knew or should have reasonably foreseen that after the acquisition the company would be unable to continue to pay its short-term debts, is jointly and severally liable to the company to compensate the shortfall caused by the acquisition up to a maximum of the acquisition price of the shares transferred by him, plus statutory interest from the day of the acquisition. If the managing directors have paid the claim under the first sentence of this paragraph, the payment referred to in the preceding sentence is to be paid to the managing directors, in proportion to the part that each of the managing directors has paid. The managing directors and the transferor shall not be entitled to set off their debt under this article.

7.5.	The preceding paragraphs do not apply to the company’s own shares acquired under universal title (algemene titel).

7.6.	In paragraph 2 up to and including paragraph 5 of this article, ‘shares’ include depositary receipts for shares.

7.7.	After the acquisition of its own shares at least one share with voting rights shall be held by and on behalf of someone other than the company or one of its subsidiaries.

Reduction of capital

Article 8.

8.1.

The general meeting may resolve to reduce the issued capital by cancelling shares or by amending the articles of association to reduce the nominal amount of the shares. Such resolution should not lead to repayment at the expense of reserves which should be maintained in accordance with Dutch law.

8.2.	Dutch law applies to a resolution to reduce the issued capital and its implementation.

8.3.	After the cancellation of shares at least one share with voting rights should be held by and on behalf of someone other than the company or one of its subsidiaries.

8.4.	Article 18 paragraph 2 up to and including paragraph 4 shall apply mutatis mutandis to a resolution to reduce the issued capital with repayment on shares.

Register of shareholders

Article 9.

9.1.

The board of directors shall keep a register in which the names and addresses of all holders of shares are recorded, indicating the date on which they acquired the shares, the date of the acknowledgement or service as well as the amount paid-up on each share.

9.2.

If also an electronic address is disclosed by a shareholder for the purpose of entry into the register, such disclosure is deemed to entail the consent to receive all notifications and announcements for a meeting via electronic means.

9.3.

The register shall also record the names and addresses of the usufructuaries and the pledgees of shares, showing the date on which they acquired the right on the shares, the date of the acknowledgement of the acquisition of the right of usufruct or the right of pledge or the date on which such acquisition has been served upon the company as well as whether they are entitled to exercise the voting rights attached to the shares and the rights conferred by law upon holders of depositary receipts issued with the cooperation of a company.

9.4.	All shareholders, usufructuaries and pledgees shall ensure that the company is informed of their addresses.

9.5.

If a shareholder, a usufructuary, or a pledgee also disclosed an electronic address to the company for the purpose of entering this electronic address, together with the other in paragraphs 1 to 3 inclusive of this

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article mentioned data, into the register, such disclosure is deemed to entail the consent to receive all notifications and announcements as well as convocations for a general meeting of shareholders via electronic means.

The provision of the previous sentence regarding the convocation for a general meeting of shareholders shall only apply to the extent the usufructuary or the pledgee are entitled to attend the meeting.

9.6.	The board of directors shall be authorized to keep the register outside the Netherlands.

The board of directors may authorize an agent to keep the register for the purposes as meant in this article.

The register shall be updated regularly.

The board of directors shall determine the form and contents of the register with due observance of the provisions of paragraphs 1 to 4 hereof.

9.7.

Upon request the board of directors shall provide shareholders and those who have a right of usufruct or pledge in respect of such shares free of charge with an extract from the register in respect of their rights to a share.

9.8.

The board of directors shall be authorized to provide the authorities with information and data contained in the register of shareholders or have the same inspected to the extent that this is requested to comply with applicable foreign legislation or rules of the stock exchange where the company’s shares are listed.

Transfer of shares, usufruct, pledge

Article 10.

10.1.	No restriction as referred to in article 2:195 paragraph 1 DCC is applicable on the transfer of shares in the capital of the company.

10.2.

A transfer of a share or a right in rem (beperkt recht) thereto requires a deed of transfer and, except in the event the company itself is party to that legal act, acknowledgement in writing by the company of the transfer.

The acknowledgement shall be given in the deed, or by a dated statement embodying such acknowledgement on the deed or on a copy or extract thereof duly authenticated by a civil-law notary or by the transferor.

Service of the deed of transfer, copy or extract on the company shall be deemed to be equal to acknowledgement.

10.3.	The provisions of paragraph 1 shall apply mutatis mutandis to the creation or release of a right of usufruct and a right of pledge.

A pledge may also be established on a share without acknowledgement by or service on the company.

In such cases, article 3:239 Dutch Civil Code shall be equally applicable, whereby the notification by a shareholder as referred to in paragraph 3 of that article, shall be replaced by acknowledgement by or service on the company.

10.4.

A right of usufruct or a right of pledge may be granted over shares. Voting rights shall be vested neither in a holder of a right of usufruct nor in a holder of a right of pledge of shares. Notwithstanding the preceding sentence voting rights may be vested in a holder of a right of usufruct pursuant to the next-to-last sentence of article 2:197 paragraph 3 Dutch Civil Code.

10.5.

Shareholders without voting rights as a result of a right of usufruct as well as holders of a right of usufruct with voting rights have the rights conferred by Dutch law on holders of depositary receipts for shares with meeting rights. Holders of a right of usufruct without voting rights and holders of a right of pledge of shares do not have these rights.

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Board of directors

Article 11.

11.1.

The company shall have a board of directors consisting of three or more members, comprising of one or more members having responsibility for the day-to-day management of the company (the ‘executive directors’) and two or more members not having such responsibility (the ‘non-executive directors’).

11.2.

The board of directors shall determine the number of the directors, provided that at all times the board of directors shall be composed of at least one executive director and two non-executive directors.

11.3.	The general meeting shall appoint members of the board of directors from a binding nomination to be drawn up by the board of directors in accordance with article 2:243 Dutch Civil Code.

The general meeting may cancel the binding nature of a nomination at a meeting by a majority of two-thirds of the votes cast, representing more than half of the issued share capital.

Should a nomination be deprived of its binding character in the manner provided for in this paragraph, a new meeting is called at which the resolution for appointment of a member of the board of directors shall require majority of two-thirds of the votes cast, representing more than half of the issued share capital.

11.4.	At a general meeting, votes in respect of the appointment of a member of the board of directors can only be cast for candidates named in the agenda of the meeting or the explanatory notes thereto.

11.5.	Members of the board of directors may be suspended or dismissed by the general meeting at any time.

A resolution of the general meeting to suspend or dismiss a member of the board of directors pursuant to a proposal by the board of directors shall be passed with an absolute majority of the votes cast.

A resolution of the general meeting to suspend or dismiss a member of the board of directors other than pursuant to a proposal by the board of directors shall require a two-third majority of the votes cast representing more than half of the company’s issued capital.

11.6.	With respect to the resolution of the general meeting referred to in the paragraph 3 and 5, the provision included in article 2:230 paragraph 3 Dutch Civil Code is not applicable.

11.7.	Members of the board of directors shall be appointed for a maximum period of four years.

Unless a member of the board of directors has resigned at an earlier date, his or her term of office shall lapse on the day the first annual meeting of shareholders to be held in the fourth year after the year of his or her appointment.

A member of the board of directors may be reappointed with due observance of the previous sentence.

11.8.	The company shall have a policy in respect of the compensation of the members of the board of directors (the ‘compensation policy’).

The compensation policy shall be adopted by the general meeting.

The compensation policy shall at least describe the items referred to in article 2:383c to e inclusive Dutch Civil Code, to the extent they concern the board of directors.

11.9.

With due observation of the compensation policy the board of directors may establish a compensation for the members of the board of directors in respect of the performance of their duties, provided that nothing herein contained shall preclude any member of the board of directors from serving the company or any subsidiary or related company thereof in any other capacity and receiving compensation therefor.

11.10.	The board of directors shall submit to the general meeting for its approval plans to award shares or the right to subscribe for shares to the executive directors.

The plans shall at least set out the number of shares and rights to subscribe for shares that may be awarded to the members of the board of directors and the criteria that shall apply to the award or any change thereto.

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Failure to obtain the approval of the general meeting shall not affect the board of directors’ authority to represent the company.

Article 12.

12.1.	The board of directors shall, from its members, appoint a chairman, and shall have power to appoint from its members a chief executive officer.

The board of directors shall furthermore appoint a company secretary.

The company secretary shall assist the board of directors.

12.2.	The board of directors shall draw up board rules to deal with matters that concern the board internally.

The board rules may include an allocation of tasks among the members of the board of directors.

The board rules shall contain provisions concerning the manner in which meetings of the board of directors are called and held.

12.3.

The board of directors may vest authority to represent the company, jointly or severally, in any one or more members of the board of directors and/or officers of the company who would thereby be granted powers of representation with respect to such acts or categories of acts as the board may determine and shall notify to the Trade Register.

12.4.	The board of directors can only adopt valid resolutions when the majority of the members of the board of directors in office shall be present at the board meeting or be represented at such meeting.

12.5.	A member of the board of directors may only be represented by a co-member of the board authorised in writing.

The expression in writing shall include any message transmitted by current means of communication and received in writing.

12.6.	All resolutions shall be adopted by the favourable vote of the majority of the directors present or represented at the meeting.

Each director shall have one vote.

12.7.

A director may not participate in the deliberation and the decision-making process of the board of directors if it concerns a subject in which this director has a direct or indirect personal interest which conflicts with the interest of the company and its business enterprise. In such event, the other directors shall be authorised to adopt the resolution.

If all directors have a conflict of interest as mentioned above, the resolution shall be adopted by the non-executive directors.

12.8.

The board of directors shall be authorised to adopt resolutions without convening a meeting if all members of the board of directors shall have expressed their opinions in writing, unless one or more members of the board of directors shall object to a resolution being adopted in this way.

A resolution shall in this case be adopted if the majority of all members of the board of directors shall have expressed themselves in favour of the resolution concerned.

The provision of the second sentence of paragraph 6 shall apply mutatis mutandis.

12.9.

Without prejudice to the provisions above, resolutions of the board of directors involving a major change in the company’s identity or character are subject to the approval of the general meeting, including:

a.	the transfer of the enterprise or practically the whole enterprise to third parties;

b.

to enter or to terminate longstanding joint ventures of the company or a subsidiary with another legal entity or company or as fully liable partner in a limited partnership or a general partnership if this joint venture or termination of such a joint venture is of a major significance to the company;

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c.

to acquire or dispose of a participation in the capital of a company worth at least one-third of the amount of the company’s assets according to the balance sheet with explanatory notes thereto, or if the company prepares a consolidated balance sheet according to such consolidated balance sheet with explanatory notes according to the last adopted annual account of the company, by the company or a subsidiary.

12.10.	Failure to obtain the approval defined in paragraph 9 of this article shall not affect the authority of the board of directors or the members of the board of directors to represent the company.

Committees

Article 13.

13.1.	The board of directors shall appoint from its non-executive directors an audit committee, a nominating and corporate governance committee and a compensation committee.

13.2.	The board of directors shall have power to appoint any further committees, composed of members of the board of directors and officers of the company and of group companies.

13.3.	The board of directors shall determine the duties and powers of the committees referred to in the preceding paragraphs.

Article 14.

14.1.

In the event that one or more members of the board of directors are absent or prevented from acting, the remaining members of the board of directors or the sole remaining member of the board of directors shall be entrusted with the management of the company.

In the event that all the members of the board of directors or the sole remaining member of the board of directors is absent or prevented from acting, a person to be appointed for that purpose by the general meeting, shall be temporarily entrusted with the management of the company.

Representation

Article 15.

15.1.	The company shall be represented by the board of directors.

In addition, the authority to represent the company is vested in each executive director acting individually.

Indemnification of members of the board of directors and officers

Article 16.

16.1.

The company shall indemnify any person who is a member of the board of directors or an officer (each of them an ‘indemnified person’) and who was or is in his capacity as member of the board of directors or officer a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative or any action, suit or proceeding in order to obtain information (other than an action, suit or proceeding instituted by or on behalf of the company), against any and all liabilities including all expenses (including attorneys’ fees), judgments, fines, amounts paid in settlement and other financial losses, actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company.

The termination of any action, suit or proceeding by a judgment, order, settlement, conviction, or the failure to put up a defense or its equivalent, shall not, in and of itself, create a presumption that the person did not act in good faith and not in a manner which he reasonably could believe to be in or not opposed to the best interests of the company. The indemnified person is obliged to inform the company as soon as practically possible about any claim or any circumstance that could lead to a claim.

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16.2.	No indemnification pursuant to paragraph 1 of this article shall be made in respect of any claim, issue or matter:

•

as to which such person shall have been adjudged in a final and non-appealable judgment by a Dutch judge to be liable for gross negligence or willful misconduct in the performance of his duty to the company, unless and only to the extent that the judge before whom such action or proceeding was brought or any other Dutch judge having appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to a compensation which the judge before whom such action or proceeding was brought or such other judge having appropriate jurisdiction shall deem proper; or

•	insofar as costs and losses have been insured under any insurance and the insurance company has reimbursed to him the costs and losses.

16.3.

Expenses (including attorneys’ fees) incurred by an indemnified person in defending a civil or criminal action, suit or proceeding shall be paid by the company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of an indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the company as authorized in this article.

16.4.

The indemnification provided for by this article shall not be deemed exclusive of any other right to which a person seeking indemnification or advancement of expenses may be entitled under the laws of the Netherlands as from time to time amended or under any by-laws, agreement, resolution of the general meeting or of the members of the board of directors or officers who are not an interested party in this matter or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such position, and shall continue as to a person who has ceased to be a member of the board of directors or an officer, but was a member of the board of directors or an officer at any time after the execution of this deed of amendment and shall also inure to the benefit of the heirs, executors and administrators of the estate of such person.

16.5.

The company may purchase and maintain insurance on behalf of any indemnified person, whether or not the company would have the power to indemnify him against such liability under the provisions of this article.

16.6.

No amendment or repeal of this article shall adversely affect any right to protection of any person entitled to indemnification or advancement of expenses under this article prior to such amendment or repeal.

By the amendment or repeal of this article an amendment can be made in the protection of any persons that have been (re-)appointed as member of the board of directors or officer after the amendment or repeal of this article.

Financial year, annual accounts, annual report

Article 17.

17.1.	The company’s financial year runs from the first Monday following the last Sunday of December of a year, and ends on the last Sunday of December of the following year.

17.2.	The board of directors shall be responsible for the annual accounts which need to be prepared within the period prescribed by law.

The annual accounts shall be signed by all members of the board of directors.

If the signature of one or more of them is lacking, this fact and the reason therefore shall be indicated.

The board of directors shall also, within the period mentioned above, prepare an annual report.

17.3.

The general meeting shall instruct a registered accountant or a firm of registered accountants, as defined in article 2:393 paragraph 1 Dutch Civil Code, to audit the annual accounts and the annual report by the board of directors, to report thereon, and to issue an auditor’s certificate with respect thereto.

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17.4.	If the general meeting fails to issue such instructions, the board of directors shall be authorized to do so.

17.5.

The company shall ensure that, as of the day on which a general meeting at which they are to be considered, is called, the annual accounts, the annual report and the additional information to be provided pursuant to article 2:392 paragraph 1 Dutch Civil Code are available for examination by those entitled to attend meetings.

The company shall make copies of the documents referred to in the previous sentence available free of charge to those entitled to attend meetings.

If these documents are amended, this obligation shall also extend to the amended documents.

17.6.	The annual accounts shall be adopted by the general meeting.

17.7.

The annual accounts shall not be adopted if the general meeting is unable to take cognizance of the certificate as referred to in paragraph 3 of this article, unless, together with the remaining information as referred to in article 2:392 Dutch Civil Code, a legitimate ground is given why the certificate is lacking.

After the proposal to adopt the annual accounts has been dealt with, the proposal will be made to the general meeting to discharge the members of the board of directors in respect of their conduct of management during the relevant financial year insofar this appears from the annual accounts.

17.8.	The company shall be obliged to make its annual accounts publicly available at the Trade Register.

Allocations of profit

Article 18.

18.1.

The board of directors is authorized to appropriate the profits which have been determined by adoption of the annual accounts by the general meeting, and to determine distributions, to the extent the equity of the company exceeds the reserves which must be maintained under Dutch law.

18.2.

A resolution to make a distribution has no effect until the board of directors has granted approval for such resolution. The board of directors shall refuse this approval only if it knows or should reasonably foresee that the company will be unable to continue to pay its short-term debts after the distribution.

18.3.

If the company is unable to continue to pay its short-term debts after a distribution, the managing directors who, at the time of the distribution knew or should have reasonably foreseen this, are jointly and severally liable to the company to compensate the shortfall caused by the distribution plus statutory interest from the day of the distribution. A managing director is not liable if he proves that he cannot be blamed for the company making the distribution, and that he was not negligent in taking measures to avoid its adverse effects.

18.4.

The beneficiary of the distribution who knew or should have reasonably foreseen that after the distribution the company would be unable to continue to pay its short-term debts is jointly and severally liable to the company to compensate the shortfall caused by the distribution, each beneficiary up to a maximum amount or value of the distribution received by such beneficiary, plus statutory interest from the day of the distribution. If the managing directors have paid the claim referred to under the first sentence of article 18 paragraph 3, the payment referred to in the preceding sentence is paid to the managing directors, in proportion to the part that each of the managing directors has paid. In respect of the debt referred to in the first sentence of article 18 paragraph 3 or the first sentence of this article, the debtor is not entitled to a set off.

18.5.	In calculating each distribution, the shares held by the company in its own capital shall be disregarded.

18.6.

In calculating the amount that will be distributed on each share, only the amount of the mandatory payment on the nominal amount of the shares is eligible. Deviation from the preceding sentence is possible with the consent of all shareholders.

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18.7.	The right to receive a distribution shall expire five years from the day on which such a distribution became payable.

General meetings

Article 19.

19.1.	The annual general meeting shall be held every year within six months of the end of the financial year, in which shall, in any event, be considered:

•	the consideration of the annual report;

•	the adoption of the annual accounts;

•	any other matters put forward by board of directors and announced pursuant to this article.

In the event the period preparing the annual accounts as set forth in article 18 paragraph 2 of these articles of association is extended in conformity with applicable law, the matters indicated in the previous sentence will be dealt with in a general meeting to be held no later than one month after the extension.

19.2.	General meetings will be held in Amsterdam, Haarlemmermeer (Schiphol) or in Schiedam.

19.3.

General meetings shall be convened by the board of directors in the manner and with reference to the applicable provisions of the legislation and applicable stock exchange regulations. Convocation will take place no later than eight days prior to the day of the general meeting.

19.4.	The convocation states:

a.	the subjects to be discussed;

b.	the place and time of the general meeting;

c.	the procedure for participation in the general meeting and the exercise of voting rights in person or by proxy.

19.5.	Extraordinary general meetings shall be held as often as the board of directors deems this necessary.

19.6.

If holders of shares represent, jointly or severally, at least one percent (1%) of the issued capital, have asked by registered mail to add one or more items to the agenda of a general meeting, such item(s) will be incorporated in the convocation the general meeting, provided that:

a.	the company has received the request no later than on the thirtieth (30th) day before the day of the general meeting; and

b.	addressing the items at the meeting will not be contrary to the substantial interests of the company.

Article 20.

20.1.

The general meetings will be chaired by the chairman of the board of directors, or, in his absence, by a member of the board of directors appointed by the board of directors; if the chairman of the board of directors is absent and no other member of the board of directors has been appointed in his place, the general meeting shall appoint the chairman.

20.2.	Minutes shall be kept of the items dealt with at the general meeting.

The minutes shall be adopted by the chairman and the company secretary and shall be signed by them in witness thereof.

20.3.	The chairman of the meeting as well as any member of the board of directors may at all times commission the drawing up of a notarial record of the meeting at the company’s expense.

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20.4.

The chairman shall decide on all disputes with regard to voting, admitting people and, in general the procedure at the meeting, insofar as this is not provided for by law or the articles of association.

Article 21.

21.1.

Each shareholder, as well as each other person with voting rights and/or meeting rights, is entitled, in person or through an attorney authorized in writing for the specific meeting, or by proxy, to attend the general meeting, to address the meeting and, in the event the shareholder is entitled to the voting rights, to exercise the voting rights.

21.2.

To the extent allowed by Dutch law, the board of directors may resolve that for the application of the provision in paragraph 1, persons with voting rights and/or meeting rights are considered to be those persons who (i) on a date determined by the board of directors (the ‘record date’) are persons with voting rights and/or meeting rights with respect to a share, and (ii) are registered in (a) register(s) determined by the board of directors (the ‘register’), provided that (iii) that person with voting rights and/or meeting rights gave notice to the company of his intention to attend the general meeting, irrespective of who at the time of the general meeting is a person with voting rights and/or meeting rights.

The notice must state the name and the number of shares for which the person is entitled to vote and/or to attend the general meeting.

The provisions regarding the notice apply mutatis mutandis to a holder of a proxy of a person with voting rights and/or meeting rights.

To the extent Dutch law does not allow application of a record date, those persons with voting rights and/or meeting rights on the day of the general meeting shall have have voting rights and/or meeting rights, which will then be set out in the notice convening the meeting.

21.3.

In case the board of directors does not use the authority referred to in paragraph 2, persons with voting rights and/or meeting rights with respect to shares, must give written notice to the board of directors of their intention to exercise the rights referred to in paragraph 1 at the general meeting, at such places and at such date as the board of directors will give notice of in the notice for the general meeting.

21.4.

Insofar applicable, the convocation notice shall state the record date as well as where and how the registration as referred to in paragraph 2 is to take place, and, in so far as votes can be cast electronically, the way in which the rights of the person entitled to vote and to attend a meeting can be exercised.

21.5.

A person entitled to vote and/or attend meetings, who wants to be represented in the general meeting by an attorney authorized in writing or proxy, must hand in their power of attorney or duly executed proxy at the office of the company or at another place to be designated by the company within the period laid down on the convocation notice; or inform the company about the power of attorney by electronic means.

The board of Management may decide that the proxies from those entitled to vote are attached to the attendance list.

21.6.	The attendance list must be signed by each person with voting rights and/or meeting rights or his representative.

21.7.	The members of the board of directors shall have the right to attend the general meeting.

21.8.

The board of directors may decide that every shareholder is entitled to participate in, to address and to vote in the general meeting by way of an electronic means of communication, in person or by proxy, provided the shareholder may by the electronic means of communication be identified, directly take notice of the discussion in the meeting and participate in the deliberations.

The board of directors may adopt a resolution containing conditions for the use of electronic means of communication in writing.

If the board of directors has made such regulation, such conditions will be disclosed with the notice convening the meeting.

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21.9.

In the event a record date issued as referred to in paragraph 2, the board of directors may stipulate that votes cast prior to the general meeting by electronic means are equated with votes cast during the meeting.

These votes, in order to be valid, must be cast by a holder of voting rights on the record date and may not be cast earlier than on the record date.

Article 22.

22.1.	Each share shall confer the right to cast one vote.

22.2.

Insofar as the law or these articles of association do not prescribe a larger majority, resolutions shall be passed by a simple majority of votes cast in a meeting where at least one third of the outstanding shares are represented.

22.3.	The chairman of the meeting determines the method of voting, which includes oral, written or electronic voting.

In the event of the election of persons, anyone entitled to vote may demand that voting shall take place by written ballot.

Voting by written ballot shall take place by means of sealed, unsigned ballot papers.

22.4.	In the event votes tie, the proposal shall be rejected.

22.5.	Blank votes and invalid votes shall be considered as not having been cast.

Amendments to the articles of association, legal merger, demerger, dissolution and liquidation

Article 23.

23.1.

On proposal of the board of directors, the general meeting may resolve to amend the company’s articles, to conclude a legal merger (juridische fusie) or a demerger (splitsing), or to dissolve the company. A resolution of the general meeting to conclude a legal merger (juridische fusie) or a demerger (splitsing) requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the meeting.

23.2.

The full proposal of the amendment of the articles of association shall be available at the offices of the company from the day of the convocation to the general meeting until the close of same for inspection by those who are entitled to attend meetings; the copies of this proposal shall be made available free of charge to those who are entitled to attend meetings.

This shall be stated in the convocation advertisement.

23.3.	Upon dissolution, the liquidation of the company shall be effected by the board of directors, unless the general meeting has designated other liquidators.

23.4.	During the liquidation, the provisions of the articles of association shall remain in force in as much as possible.

23.5.	Any liquidation surplus shall be distributed to the shareholders and other parties entitled thereto in proportion to their respective rights.

CONCLUSION

The person appearing in connection with this deed is known to me, civil-law notary.

THIS DEED

is executed in Amsterdam on the date stated at the head of the deed.

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The substance of this deed and an explanation of the deed have been communicated to the person appearing, who has expressly taken cognisance of its contents and has agreed to its limited reading.

After a limited reading in accordance with the law, this deed was signed by the person appearing and by me, civil-law notary.

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ANNEX H

AMENDMENT OF THE ARTICLES OF ASSOCIATION

On the [●]

two thousand and [●], appearing before me,

Paul Pieter de Vries, civil-law notary in Amsterdam, is:

[●].

RECITALS

The person who appears before me, hereby declares:

A.	Latest amendment to the articles of association

The latest amendment to the articles of association of Wright Medical Group N.V., a company with limited liability (naamloze vennootschap), with its corporate seat in Amsterdam and its place of business at (1097 JB) Amsterdam, Prins Bernhardplein 200, registered with the trade register under number 34250781 (the “Company”), has been executed on [●] before [●], a civil-law notary in Amsterdam.

A.	Resolution to convert the Company

The general meeting of the Company has resolved to convert (omzetten) the Company into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), effective upon execution of this deed of amendment (the “Conversion Resolution”).

B.	Resolution to amend the articles of association

The general meeting of the Company has resolved to amend the articles of association of the Company and to adopt new articles of association in substitution therefore (the “Amendment Resolution”).

C.	Authorization

Furthermore it was resolved to authorize the person appearing to sign the deed of amendment of the articles of association.

D.	Minutes

Evidence of said resolutions is by means of the minutes of the general meeting dated the [●] day of [●] two thousand and [●].

E.	Conditions Precedent

The Amendment Resolution provides that the execution of the present deed of amendment of the articles of association is subject to certain conditions precedent (the “Conditions Precedent”), which shall be conclusively evidenced by the delivery to the notary of a certificate, signed by an executive director of the Company, to the effect that the Conditions Precedent have been satisfied (the “Certificate”). The Certificate has been annexed to the present deed.

CONVERSION

In performance of the Conversion Resolution, the person appearing declares to convert the Company into a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), within the meaning of Section 2:18 of the Dutch Civil Code.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

In performance of the Amendment Resolution, the person appearing declares to amend the articles of association as follows:

Definitions

Article 1.

The following definitions shall apply in these articles of association:

a.	general meeting: the body consisting of the shareholders entitled to vote and other persons entitled to vote as well as the meeting of shareholders and other persons entitled to attend meetings;

b.	subsidiary: has the meaning as referred to in article 2:24a Dutch Civil Code;

c.	group: has the meaning as referred to in article 2:24b Dutch Civil Code;

d.	group company: a legal entity or company with which the company is affiliated in a group;

e.	dependent company: has the meaning as referred to in article 2:262 Dutch Civil Code;

f.	persons with voting rights: holders of shares with voting rights as well as holders of a right of usufruct on shares with the right to vote and holders of a right of pledge with a right to vote;

g.	persons with meeting rights: persons with voting rights as well as shareholders who do not have the right to vote;

h.

written/in writing: with respect to the provision of these articles of association the requirement of being in writing shall also be complied with if the notification, announcement, statement, acknowledgement, decision-making, power of attorney, vote or request, have been laid down electronically.

Name and seat

Article 2.

2.1.	The name of the company is: Wright Medical Group B.V.

2.2.	The company has its seat in Amsterdam.

2.3.	The company may have branch offices and branch establishments in other jurisdictions.

Objects

Article 3.

The objects of the company are:

•	to sell, purchase, trade and distribute medical products in general and implants and prostheses in particular, to introduce these products and to provide all kind of services as regarded;

•	to participate in, to finance, to collaborate with, to conduct the management of companies and other enterprises and provide advice and other services;

•	to acquire, use and/or assign industrial and intellectual property rights and real property;

•	to invest funds;

•

the borrowing, lending and raising funds, including the issuance of bonds, promissory notes or other securities or evidence of indebtedness as well as entering into agreements in connection with these activities;

•

to provide security for the obligations of legal persons or of other companies with which the company is affiliated in a group or for the obligations of third parties, including by means of issuing guarantees and pledging collateral;

•	to undertake all that which is connected to the foregoing or in furtherance thereof,

all in the broadest sense of the words.

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Capital and shares

Article 4.

4.1.

The company’s authorized capital amounts to nine million six hundred thousand euros (EUR 9,600,000) and is divided into three hundred and twenty million (320,000,000) ordinary shares, each share with a par value of three euro cents (EUR 0.03).

4.2.	All shares shall be registered shares.

The shares shall be numbered in such a manner that they can be distinguished from each other at any time.

The issue of shares

Article 5.

5.1.

Shares shall be issued pursuant to a resolution of the general meeting, or pursuant to such resolution of the board of directors if designated thereto by the general meeting for a period not exceeding five years.

At the designation, the number and class of shares that may be issued by the board of directors should be determined.

The designation may be prolonged each time for a period not exceeding five years. Unless it has been determined differently at the designation, it cannot be revoked.

The resolution to issue shares contains the price and further terms of issue.

5.2.

Within eight days after a resolution of the general meeting to issue shares or to designate the board of directors to issue shares, as referred to above, the board of directors shall deposit a complete text thereof at the Trade Register.

Within eight days after the end of each quarter of the year, the board of directors shall submit a statement of each issue of shares in that quarter of the year to the Trade Register, stating the number of the shares.

5.3.	Ordinary shares shall be issued against payment of at least the nominal value.

Upon subscription for shares the nominal amount must be paid up, and in case the subscription is higher than par, the difference of these amounts as well.

5.4.	Payment on shares must be made in cash to the extent that no other contribution has been agreed, subject to the provisions of article 2:191b Dutch Civil Code.

Payment in foreign currency may only be made with the permission of the company and also subject to the provisions of article 2:191a paragraph 3 Dutch Civil Code.

5.5.	The board of directors is authorized, without any prior approval of the general meeting, to perform legal acts within the meaning of article 2:204 paragraph 1 Dutch Civil Code.

Pre-emptive rights

Article 6.

6.1.

Without prejudice to the applicable legal provisions, upon the issue of shares, each holder of ordinary shares has a pre-emptive right in proportion to the aggregate amount of ordinary shares held by him.

6.2.	A shareholder shall have no pre-emptive right in respect of shares:

•	issued for a non-cash contribution;

•	issued to employees of the company or of a group company; and

•	that are issued to a party exercising a previously obtained right to acquire shares.

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6.3.

The board of directors shall announce an issue with pre-emptive rights and the time frame within which the pre-emptive rights may be exercised in a national daily distributed newspaper and in such other manner as may be required to comply with applicable stock exchange regulations, if any, unless the announcement to all holders of shares is made in writing and sent to the address stated by them.

6.4.

The pre-emptive right may be exercised at least two weeks after the day of the announcement in a national daily distributed newspaper or, if the announcement is made in writing, at least two weeks after the day of the mailing of the announcement.

6.5.

The pre-emptive right may be restricted or excluded by resolution of the general meeting or by the board of directors if designated thereto by the general meeting, for a period not exceeding five years, and also authorized to issue shares during that period.

Unless it has been determined otherwise at the designation, the right of the board of directors to restrict or to exclude the pre-emptive right cannot be revoked.

The designation may be renewed at any general meeting for a period not exceeding five years.

Unless the board of directors is designated to restrict or to exclude the pre-emptive right, a resolution to restrict or exclude the pre-emptive right will be passed on proposal of the board of directors.

In the proposal in respect thereof, the reasons for the proposal shall be explained in writing.

6.6.

A resolution of the general meeting to restrict or exclude the pre-emptive right or to designate the board of directors as referred to in paragraph 5 requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the meeting.

Within eight days after said resolution, the board of directors shall deposit a complete text thereof at the Trade Register.

6.7.

The provisions of the above paragraphs of the present article shall apply accordingly to the granting of a right to subscribe for shares, but shall not apply to the issue of shares to one who exercises a previously acquired subscription right.

Own shares

Article 7.

7.1.	On an issue of shares the company is not able to subscribe to its own shares.

7.2.

The board of directors resolves on the acquisition of shares in the capital of the company. The acquisition by the company of shares in its own capital when those shares have not been fully paid up shall be null and void.

7.3.	The company may not acquire its own fully paid-up shares, unless such is done at no consideration, if:

a.	the company’s shareholders equity capital less the acquisition price is less than the reserves that should be maintained under Dutch law; or

b.	the board of directors either knows or should reasonably foresee that the company upon acquisition will not be able to continue paying its debts when they become due.

7.4.

If the company is unable to continue to pay its short-term debts after an acquisition the managing directors who at the time of the acquisition knew or should have reasonably foreseen this, are jointly and severally liable to the company to compensate the shortfall caused by the acquisition plus statutory interest from the day of the acquisition. The remaining provisions of article 2:207 paragraph 3 Dutch Civil Code are applicable to such situation.

The transferor of the shares who knew or should have reasonably foreseen that after the acquisition the company would be unable to continue to pay its short-term debts, is jointly and severally liable to the company to compensate the shortfall caused by the acquisition up to a maximum of the acquisition price of

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the shares transferred by him, plus statutory interest from the day of the acquisition. If the managing directors have paid the claim under the first sentence of this paragraph, the payment referred to in the preceding sentence is to be paid to the managing directors, in proportion to the part that each of the managing directors has paid. The managing directors and the transferor shall not be entitled to set off their debt under this article.

7.5.	The preceding paragraphs do not apply to the company’s own shares acquired under universal title (algemene titel).

7.6.	In paragraph 2 up to and including paragraph 5 of this article, ‘shares’ include depositary receipts for shares.

7.7.	After the acquisition of its own shares at least one share with voting rights shall be held by and on behalf of someone other than the company or one of its subsidiaries.

Reduction of capital

Article 8.

8.1.

The general meeting may resolve to reduce the issued capital by cancelling shares or by amending the articles of association to reduce the nominal amount of the shares. Such resolution should not lead to repayment at the expense of reserves which should be maintained in accordance with Dutch law.

8.2.	Dutch law applies to a resolution to reduce the issued capital and its implementation.

8.3.	After the cancellation of shares at least one share with voting rights should be held by and on behalf of someone other than the company or one of its subsidiaries.

8.4.	Article 18 paragraph 2 up to and including paragraph 4 shall apply mutatis mutandis to a resolution to reduce the issued capital with repayment on shares.

Register of shareholders

Article 9.

9.1.

The board of directors shall keep a register in which the names and addresses of all holders of shares are recorded, indicating the date on which they acquired the shares, the date of the acknowledgement or service as well as the amount paid-up on each share.

9.2.

If also an electronic address is disclosed by a shareholder for the purpose of entry into the register, such disclosure is deemed to entail the consent to receive all notifications and announcements for a meeting via electronic means.

9.3.

The register shall also record the names and addresses of the usufructuaries and the pledgees of shares, showing the date on which they acquired the right on the shares, the date of the acknowledgement of the acquisition of the right of usufruct or the right of pledge or the date on which such acquisition has been served upon the company as well as whether they are entitled to exercise the voting rights attached to the shares and the rights conferred by law upon holders of depositary receipts issued with the cooperation of a company.

9.4.	All shareholders, usufructuaries and pledgees shall ensure that the company is informed of their addresses.

9.5.

If a shareholder, a usufructuary, or a pledgee also disclosed an electronic address to the company for the purpose of entering this electronic address, together with the other in paragraphs 1 to 3 inclusive of this article mentioned data, into the register, such disclosure is deemed to entail the consent to receive all notifications and announcements as well as convocations for a general meeting of shareholders via electronic means.

The provision of the previous sentence regarding the convocation for a general meeting of shareholders shall only apply to the extent the usufructuary or the pledgee are entitled to attend the meeting.

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9.6.	The board of directors shall be authorized to keep the register outside the Netherlands.

The board of directors may authorize an agent to keep the register for the purposes as meant in this article.

The register shall be updated regularly.

The board of directors shall determine the form and contents of the register with due observance of the provisions of paragraphs 1 to 4 hereof.

9.7.

Upon request the board of directors shall provide shareholders and those who have a right of usufruct or pledge in respect of such shares free of charge with an extract from the register in respect of their rights to a share.

9.8.

The board of directors shall be authorized to provide the authorities with information and data contained in the register of shareholders or have the same inspected to the extent that this is requested to comply with applicable foreign legislation.

Transfer of shares, restriction on transfer of shares, usufruct, pledge

Article 10.

10.1.

The transfer of a share can only be effected by way of a notarial deed to that effect, executed before a civil-law notary practicing in the Netherlands, to which deed all persons involved are a party, followed by a written acknowledgement of the transfer by the company unless the company itself is a party to the deed. The preceding sentence shall also apply to the allotment of shares in the event of a partition of any jointly held property, to the transfer of a share as a consequence of foreclosure of a right of pledge, to the creation, surrender or transfer of a right of usufruct on a share, and to the creation or surrender of a right of pledge on a share.

10.2.

Prior to the [DATE OF EXECUTION OF DEED OF AMENDMENT], no restriction as referred to in article 2:195 paragraph 1 of the Dutch Civil Code applies to the transfer of shares in the capital of the company. The restrictions set forth in paragraphs 3 up to and including 9 below apply to each transfer of any shares acquired after the [DATE OF EXECUTION OF DEED OF AMENDMENT], but not to any other transfer of shares.

10.3.

Any share acquired by a shareholder on any day after [DATE OF EXECUTION OF DEED OF AMENDMENT] cannot be transferred prior to the first day of June two thousand and twenty-two (the “lock-up period”), unless the board of directors has approved the proposed transfer. The restriction on the transfer of shares laid down in this paragraph shall not apply if and to the extent a shareholder must transfer its share to a previous holder pursuant to the law. For purposes of paragraphs 3 up to and including 9, a share shall be deemed to include a right to subscribe for new shares.

10.4.

An approval as described in paragraph 3 shall be applied for by way of a letter addressed to the company for the attention of the board of directors, setting out the name of the applying shareholder, the number of shares for which a decision is sought, any share numbers, and the name of the person to whom the applicant wishes to transfer the shares, as well as any ultimate beneficial owner of such proposed transferee.

10.5.	The request is deemed to have been approved if:

•	the applicant has not been informed of a decision within three months of the receipt of the request; or

•

together with a rejection of the application, the applicant is not notified by the board of directors of one or more prospective purchaser(s) willing and able to purchase for cash all of the shares with respect to which transfer approval was sought.

10.6.

In the event that the approval is granted or is deemed to have been granted, the applicant is free to transfer its shares with respect to which such approval was granted for a period of three months after the receipt of a notice, duly signed on behalf of the company, that the approval has been granted or is deemed to have been granted, or after the lock-up period has expired.

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10.7.	The company itself may be a prospective purchaser only after obtaining the consent of the applicant.

10.8.

The price against which the prospective purchaser(s) designated by the board of directors may purchase the shares, shall be the fair market value of the shares as determined by the board of directors in its sole discretion.

10.9.	Upon lapse of the lock-up period, no restriction as referred to in article 2:195 paragraph 1 of the Dutch Civil Code shall be applicable to the transfer of shares in the capital of the company.

10.10.

A right of usufruct or a right of pledge may be granted over shares. Voting rights shall be vested neither in a holder of a right of usufruct nor in a holder of a right of pledge of shares. Notwithstanding the preceding sentence voting rights may be vested in a holder of a right of usufruct pursuant to the next-to-last sentence of article 2:197 paragraph 3 Dutch Civil Code.

10.11.

Shareholders without voting rights as a result of a right of usufruct as well as holders of a right of usufruct with voting rights have the rights conferred by Dutch law on holders of depositary receipts for shares with meeting rights. Holders of a right of usufruct without voting rights and holders of a right of pledge of shares do not have these rights.

Board of directors

Article 11.

11.1.

The company shall have a board of directors consisting of three or more members, comprising of one or more members having responsibility for the day-to-day management of the company (the ‘executive directors’) and two or more members not having such responsibility (the ‘non-executive directors’).

11.2.

The board of directors shall determine the number of the directors, provided that at all times the board of directors shall be composed of at least one executive director and two non-executive directors.

11.3.	The general meeting shall appoint members of the board of directors from a binding nomination to be drawn up by the board of directors in accordance with article 2:243 Dutch Civil Code.

The general meeting may cancel the binding nature of a nomination at a meeting by a majority of two-thirds of the votes cast, representing more than half of the issued share capital.

Should a nomination be deprived of its binding character in the manner provided for in this paragraph, a new meeting is called at which the resolution for appointment of a member of the board of directors shall require majority of two-thirds of the votes cast, representing more than half of the issued share capital.

11.4.	At a general meeting, votes in respect of the appointment of a member of the board of directors can only be cast for candidates named in the agenda of the meeting or the explanatory notes thereto.

11.5.	Members of the board of directors may be suspended or dismissed by the general meeting at any time.

A resolution of the general meeting to suspend or dismiss a member of the board of directors pursuant to a proposal by the board of directors shall be passed with an absolute majority of the votes cast.

A resolution of the general meeting to suspend or dismiss a member of the board of directors other than pursuant to a proposal by the board of directors shall require a two-third majority of the votes cast representing more than half of the company’s issued capital.

11.6.	With respect to the resolution of the general meeting referred to in the paragraph 3 and 5, the provision included in article 2:230 paragraph 3 Dutch Civil Code is not applicable.

11.7.	Members of the board of directors shall be appointed for a maximum period of four years.

Unless a member of the board of directors has resigned at an earlier date, his or her term of office shall lapse on the day the first annual meeting of shareholders to be held in the fourth year after the year of his or her appointment.

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A member of the board of directors may be reappointed with due observance of the previous sentence.

11.8.	The company shall have a policy in respect of the compensation of the members of the board of directors (the ‘compensation policy’).

The compensation policy shall be adopted by the general meeting.

The compensation policy shall at least describe the items referred to in article 2:383c to e inclusive Dutch Civil Code, to the extent they concern the board of directors.

11.9.

With due observation of the compensation policy the board of directors may establish a compensation for the members of the board of directors in respect of the performance of their duties, provided that nothing herein contained shall preclude any member of the board of directors from serving the company or any subsidiary or related company thereof in any other capacity and receiving compensation therefor.

11.10.	The board of directors shall submit to the general meeting for its approval plans to award shares or the right to subscribe for shares to the executive directors.

The plans shall at least set out the number of shares and rights to subscribe for shares that may be awarded to the members of the board of directors and the criteria that shall apply to the award or any change thereto.

Failure to obtain the approval of the general meeting shall not affect the board of directors’ authority to represent the company.

Article 12.

12.1.	The board of directors shall, from its members, appoint a chairman, and shall have power to appoint from its members a chief executive officer.

The board of directors shall furthermore appoint a company secretary.

The company secretary shall assist the board of directors.

12.2.	The board of directors shall draw up board rules to deal with matters that concern the board internally.

The board rules may include an allocation of tasks among the members of the board of directors.

The board rules shall contain provisions concerning the manner in which meetings of the board of directors are called and held.

12.3.

The board of directors may vest authority to represent the company, jointly or severally, in any one or more members of the board of directors and/or officers of the company who would thereby be granted powers of representation with respect to such acts or categories of acts as the board may determine and shall notify to the Trade Register.

12.4.	The board of directors can only adopt valid resolutions when the majority of the members of the board of directors in office shall be present at the board meeting or be represented at such meeting.

12.5.	A member of the board of directors may only be represented by a co-member of the board authorised in writing.

The expression in writing shall include any message transmitted by current means of communication and received in writing.

12.6.	All resolutions shall be adopted by the favourable vote of the majority of the directors present or represented at the meeting.

Each director shall have one vote.

12.7.

A director may not participate in the deliberation and the decision-making process of the board of directors if it concerns a subject in which this director has a direct or indirect personal interest which conflicts with the interest of the company and its business enterprise. In such event, the other directors shall be authorised to adopt the resolution.

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If all directors have a conflict of interest as mentioned above, the resolution shall be adopted by the non-executive directors.

12.8.

The board of directors shall be authorised to adopt resolutions without convening a meeting if all members of the board of directors shall have expressed their opinions in writing, unless one or more members of the board of directors shall object to a resolution being adopted in this way.

A resolution shall in this case be adopted if the majority of all members of the board of directors shall have expressed themselves in favour of the resolution concerned.

The provision of the second sentence of paragraph 6 shall apply mutatis mutandis.

12.9.

Without prejudice to the provisions above, resolutions of the board of directors involving a major change in the company’s identity or character are subject to the approval of the general meeting, including:

a.	the transfer of the enterprise or practically the whole enterprise to third parties;

b.

to enter or to terminate longstanding joint ventures of the company or a subsidiary with another legal entity or company or as fully liable partner in a limited partnership or a general partnership if this joint venture or termination of such a joint venture is of a major significance to the company;

c.

to acquire or dispose of a participation in the capital of a company worth at least one-third of the amount of the company’s assets according to the balance sheet with explanatory notes thereto, or if the company prepares a consolidated balance sheet according to such consolidated balance sheet with explanatory notes according to the last adopted annual account of the company, by the company or a subsidiary.

12.10.	Failure to obtain the approval defined in paragraph 9 of this article shall not affect the authority of the board of directors or the members of the board of directors to represent the company.

Committees

Article 13.

13.1.	The board of directors shall appoint from its non-executive directors an audit committee, a nominating and corporate governance committee and a compensation committee.

13.2.	The board of directors shall have power to appoint any further committees, composed of members of the board of directors and officers of the company and of group companies.

13.3.	The board of directors shall determine the duties and powers of the committees referred to in the preceding paragraphs.

Article 14.

14.1.

In the event that one or more members of the board of directors are absent or prevented from acting, the remaining members of the board of directors or the sole remaining member of the board of directors shall be entrusted with the management of the company.

In the event that all the members of the board of directors or the sole remaining member of the board of directors is absent or prevented from acting, a person to be appointed for that purpose by the general meeting, shall be temporarily entrusted with the management of the company.

Representation

Article 15.

15.1.	The company shall be represented by the board of directors.

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In addition, the authority to represent the company is vested in each executive director acting individually.

Indemnification of members of the board of directors and officers

Article 16.

16.1.

The company shall indemnify any person who is a member of the board of directors or an officer (each of them an ‘indemnified person’) and who was or is in his capacity as member of the board of directors or officer a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal or administrative or any action, suit or proceeding in order to obtain information (other than an action, suit or proceeding instituted by or on behalf of the company), against any and all liabilities including all expenses (including attorneys’ fees), judgments, fines, amounts paid in settlement and other financial losses, actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company.

The termination of any action, suit or proceeding by a judgment, order, settlement, conviction, or the failure to put up a defense or its equivalent, shall not, in and of itself, create a presumption that the person did not act in good faith and not in a manner which he reasonably could believe to be in or not opposed to the best interests of the company. The indemnified person is obliged to inform the company as soon as practically possible about any claim or any circumstance that could lead to a claim.

16.2.	No indemnification pursuant to paragraph 1 of this article shall be made in respect of any claim, issue or matter:

•

as to which such person shall have been adjudged in a final and non-appealable judgment by a Dutch judge to be liable for gross negligence or willful misconduct in the performance of his duty to the company, unless and only to the extent that the judge before whom such action or proceeding was brought or any other Dutch judge having appropriate jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to a compensation which the judge before whom such action or proceeding was brought or such other judge having appropriate jurisdiction shall deem proper; or

•	insofar as costs and losses have been insured under any insurance and the insurance company has reimbursed to him the costs and losses.

16.3.

Expenses (including attorneys’ fees) incurred by an indemnified person in defending a civil or criminal action, suit or proceeding shall be paid by the company in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of an indemnified person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the company as authorized in this article.

16.4.

The indemnification provided for by this article shall not be deemed exclusive of any other right to which a person seeking indemnification or advancement of expenses may be entitled under the laws of the Netherlands as from time to time amended or under any by-laws, agreement, resolution of the general meeting or of the members of the board of directors or officers who are not an interested party in this matter or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such position, and shall continue as to a person who has ceased to be a member of the board of directors or an officer, but was a member of the board of directors or an officer at any time after the execution of this deed of amendment and shall also inure to the benefit of the heirs, executors and administrators of the estate of such person.

16.5.

The company may purchase and maintain insurance on behalf of any indemnified person, whether or not the company would have the power to indemnify him against such liability under the provisions of this article.

16.6.

No amendment or repeal of this article shall adversely affect any right to protection of any person entitled to indemnification or advancement of expenses under this article prior to such amendment or repeal.

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By the amendment or repeal of this article an amendment can be made in the protection of any persons that have been (re-)appointed as member of the board of directors or officer after the amendment or repeal of this article.

Financial year, annual accounts, annual report

Article 17.

17.1.	The company’s financial year runs from the first Monday following the last Sunday of December of a year, and ends on the last Sunday of December of the following year.

17.2.	The board of directors shall be responsible for the annual accounts which need to be prepared within the period prescribed by law.

The annual accounts shall be signed by all members of the board of directors.

If the signature of one or more of them is lacking, this fact and the reason therefore shall be indicated.

The board of directors shall also, within the period mentioned above, prepare an annual report.

17.3.

The general meeting shall instruct a registered accountant or a firm of registered accountants, as defined in article 2:393 paragraph 1 Dutch Civil Code, to audit the annual accounts and the annual report by the board of directors, to report thereon, and to issue an auditor’s certificate with respect thereto.

17.4.	If the general meeting fails to issue such instructions, the board of directors shall be authorized to do so.

17.5.

The company shall ensure that, as of the day on which a general meeting at which they are to be considered, is called, the annual accounts, the annual report and the additional information to be provided pursuant to article 2:392 paragraph 1 Dutch Civil Code are available for examination by those entitled to attend meetings.

The company shall make copies of the documents referred to in the previous sentence available free of charge to those entitled to attend meetings.

If these documents are amended, this obligation shall also extend to the amended documents.

17.6.	The annual accounts shall be adopted by the general meeting.

17.7.

The annual accounts shall not be adopted if the general meeting is unable to take cognizance of the certificate as referred to in paragraph 3 of this article, unless, together with the remaining information as referred to in article 2:392 Dutch Civil Code, a legitimate ground is given why the certificate is lacking.

After the proposal to adopt the annual accounts has been dealt with, the proposal will be made to the general meeting to discharge the members of the board of directors in respect of their conduct of management during the relevant financial year insofar this appears from the annual accounts.

17.8.	The company shall be obliged to make its annual accounts publicly available at the Trade Register.

Allocations of profit

Article 18.

18.1.

The board of directors is authorized to appropriate the profits which have been determined by adoption of the annual accounts by the general meeting, and to determine distributions, to the extent the equity of the company exceeds the reserves which must be maintained under Dutch law.

18.2.

A resolution to make a distribution has no effect until the board of directors has granted approval for such resolution. The board of directors shall refuse this approval only if it knows or should reasonably foresee that the company will be unable to continue to pay its short-term debts after the distribution.

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18.3.

If the company is unable to continue to pay its short-term debts after a distribution, the managing directors who, at the time of the distribution knew or should have reasonably foreseen this, are jointly and severally liable to the company to compensate the shortfall caused by the distribution plus statutory interest from the day of the distribution. A managing director is not liable if he proves that he cannot be blamed for the company making the distribution, and that he was not negligent in taking measures to avoid its adverse effects.

18.4.

The beneficiary of the distribution who knew or should have reasonably foreseen that after the distribution the company would be unable to continue to pay its short-term debts is jointly and severally liable to the company to compensate the shortfall caused by the distribution, each beneficiary up to a maximum amount or value of the distribution received by such beneficiary, plus statutory interest from the day of the distribution. If the managing directors have paid the claim referred to under the first sentence of article 18 paragraph 3, the payment referred to in the preceding sentence is paid to the managing directors, in proportion to the part that each of the managing directors has paid. In respect of the debt referred to in the first sentence of article 18 paragraph 3 or the first sentence of this article, the debtor is not entitled to a set off.

18.5.	In calculating each distribution, the shares held by the company in its own capital shall be disregarded.

18.6.

In calculating the amount that will be distributed on each share, only the amount of the mandatory payment on the nominal amount of the shares is eligible. Deviation from the preceding sentence is possible with the consent of all shareholders.

18.7.	The right to receive a distribution shall expire five years from the day on which such a distribution became payable.

General meetings

Article 19.

19.1.	The annual general meeting shall be held every year within six months of the end of the financial year, in which shall, in any event, be considered:

•	the consideration of the annual report;

•	the adoption of the annual accounts;

•	any other matters put forward by board of directors and announced pursuant to this article.

In the event the period preparing the annual accounts as set forth in article 18 paragraph 2 of these articles of association is extended in conformity with applicable law, the matters indicated in the previous sentence will be dealt with in a general meeting to be held no later than one month after the extension.

19.2.	General meetings will be held in Amsterdam, Haarlemmermeer (Schiphol) or in Schiedam.

19.3.

General meetings shall be convened by the board of directors in the manner and with reference to the applicable provisions of the legislation and applicable stock exchange regulations. Convocation will take place no later than eight days prior to the day of the general meeting.

19.4.	The convocation states:

a.	the subjects to be discussed;

b.	the place and time of the general meeting;

c.	the procedure for participation in the general meeting and the exercise of voting rights in person or by proxy.

19.5.	Extraordinary general meetings shall be held as often as the board of directors deems this necessary.

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19.6.

If holders of shares represent, jointly or severally, at least one percent (1%) of the issued capital, have asked by registered mail to add one or more items to the agenda of a general meeting, such item(s) will be incorporated in the convocation the general meeting, provided that:

a.	the company has received the request no later than on the thirtieth (30th) day before the day of the general meeting; and

b.	addressing the items at the meeting will not be contrary to the substantial interests of the company.

Article 20.

20.1.

The general meetings will be chaired by the chairman of the board of directors, or, in his absence, by a member of the board of directors appointed by the board of directors; if the chairman of the board of directors is absent and no other member of the board of directors has been appointed in his place, the general meeting shall appoint the chairman.

20.2.	Minutes shall be kept of the items dealt with at the general meeting.

The minutes shall be adopted by the chairman and the company secretary and shall be signed by them in witness thereof.

20.3.	The chairman of the meeting as well as any member of the board of directors may at all times commission the drawing up of a notarial record of the meeting at the company’s expense.

20.4.

The chairman shall decide on all disputes with regard to voting, admitting people and, in general the procedure at the meeting, insofar as this is not provided for by law or the articles of association.

Article 21.

21.1.

Each shareholder, as well as each other person with voting rights and/or meeting rights, is entitled, in person or through an attorney authorized in writing for the specific meeting, or by proxy, to attend the general meeting, to address the meeting and, in the event the shareholder is entitled to the voting rights, to exercise the voting rights.

21.2.

To the extent allowed by Dutch law, the board of directors may resolve that for the application of the provision in paragraph 1, persons with voting rights and/or meeting rights are considered to be those persons who (i) on a date determined by the board of directors (the ‘record date’) are persons with voting rights and/or meeting rights with respect to a share, and (ii) are registered in (a) register(s) determined by the board of directors (the ‘register’), provided that (iii) that person with voting rights and/or meeting rights gave notice to the company of his intention to attend the general meeting, irrespective of who at the time of the general meeting is a person with voting rights and/or meeting rights.

The notice must state the name and the number of shares for which the person is entitled to vote and/or to attend the general meeting.

The provisions regarding the notice apply mutatis mutandis to a holder of a proxy of a person with voting rights and/or meeting rights.

To the extent Dutch law does not allow application of a record date, those persons with voting rights and/or meeting rights on the day of the general meeting shall have have voting rights and/or meeting rights, which will then be set out in the notice convening the meeting.

21.3.

In case the board of directors does not use the authority referred to in paragraph 2, persons with voting rights and/or meeting rights with respect to shares, must give written notice to the board of directors of their intention to exercise the rights referred to in paragraph 1 at the general meeting, at such places and at such date as the board of directors will give notice of in the notice for the general meeting.

21.4.

Insofar applicable, the convocation notice shall state the record date as well as where and how the registration as referred to in paragraph 2 is to take place, and, in so far as votes can be cast electronically, the way in which the rights of the person entitled to vote and to attend a meeting can be exercised.

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21.5.

A person entitled to vote and/or attend meetings, who wants to be represented in the general meeting by an attorney authorized in writing or proxy, must hand in their power of attorney or duly executed proxy at the office of the company or at another place to be designated by the company within the period laid down on the convocation notice; or inform the company about the power of attorney by electronic means.

The board of Management may decide that the proxies from those entitled to vote are attached to the attendance list.

21.6.	The attendance list must be signed by each person with voting rights and/or meeting rights or his representative.

21.7.	The members of the board of directors shall have the right to attend the general meeting.

21.8.

The board of directors may decide that every shareholder is entitled to participate in, to address and to vote in the general meeting by way of an electronic means of communication, in person or by proxy, provided the shareholder may by the electronic means of communication be identified, directly take notice of the discussion in the meeting and participate in the deliberations.

The board of directors may adopt a resolution containing conditions for the use of electronic means of communication in writing.

If the board of directors has made such regulation, such conditions will be disclosed with the notice convening the meeting.

21.9.

In the event a record date issued as referred to in paragraph 2, the board of directors may stipulate that votes cast prior to the general meeting by electronic means are equated with votes cast during the meeting.

These votes, in order to be valid, must be cast by a holder of voting rights on the record date and may not be cast earlier than on the record date.

Article 22.

22.1.	Each share shall confer the right to cast one vote.

22.2.

Insofar as the law or these articles of association do not prescribe a larger majority, resolutions shall be passed by a simple majority of votes cast in a meeting where at least one third of the outstanding shares are represented.

22.3.	The chairman of the meeting determines the method of voting, which includes oral, written or electronic voting.

In the event of the election of persons, anyone entitled to vote may demand that voting shall take place by written ballot.

Voting by written ballot shall take place by means of sealed, unsigned ballot papers.

22.4.	In the event votes tie, the proposal shall be rejected.

22.5.	Blank votes and invalid votes shall be considered as not having been cast.

Amendments to the articles of association, legal merger, demerger, dissolution and liquidation

Article 23.

23.1.

On proposal of the board of directors, the general meeting may resolve to amend the company’s articles, to conclude a legal merger (juridische fusie) or a demerger (splitsing), or to dissolve the company. A resolution of the general meeting to conclude a legal merger (juridische fusie) or a demerger (splitsing) requires a majority of at least two-thirds of the votes cast, if less than half of the issued capital is represented at the meeting.

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23.2.

The full proposal of the amendment of the articles of association shall be available at the offices of the company from the day of the convocation to the general meeting until the close of same for inspection by those who are entitled to attend meetings; the copies of this proposal shall be made available free of charge to those who are entitled to attend meetings.

This shall be stated in the convocation advertisement.

23.3.	Upon dissolution, the liquidation of the company shall be effected by the board of directors, unless the general meeting has designated other liquidators.

23.4.	During the liquidation, the provisions of the articles of association shall remain in force in as much as possible.

23.5.	Any liquidation surplus shall be distributed to the shareholders and other parties entitled thereto in proportion to their respective rights.

CONCLUSION

The person appearing in connection with this deed is known to me, civil-law notary.

THIS DEED

is executed in Amsterdam on the date stated at the head of the deed.

The substance of this deed and an explanation of the deed have been communicated to the person appearing, who has expressly taken cognisance of its contents and has agreed to its limited reading.

After a limited reading in accordance with the law, this deed was signed by the person appearing and by me, civil-law notary.

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ANNEX I

AMENDMENT OF THE ARTICLES OF ASSOCIATION

On the [●]

two thousand and [●], appearing before me,

Paul Pieter de Vries, civil-law notary in Amsterdam, is:

[●].

RECITALS

The person who appears before me, hereby declares:

A.	Latest amendment to the articles of association

The latest amendment to the articles of association of Wright Medical Group N.V., a company with limited liability (naamloze vennootschap), with its corporate seat in Amsterdam and its place of business at (1097 JB) Amsterdam, Prins Bernhardplein 200, registered with the trade register under number 34250781 (the “Company”), has been executed on [●] before [●], a civil-law notary in Amsterdam.

B.	Resolution to amend the articles of association

The general meeting of the aforementioned company has resolved to amend the articles of association.

C.	Authorization

Furthermore it was resolved to authorize the person appearing to sign the deed of amendment of the articles of association.

D.	Minutes

Evidence of said resolutions is by means of the minutes of the general meeting of the company to be annexed to this deed.

AMENDMENT OF THE ARTICLES OF ASSOCIATION

In order to carry out said resolutions the person appearing declares to amend the articles of association as follows:

Article 17 paragraph 1 will read as follows:

17.1.	The company’s financial year shall be concurrent with the calendar year.

Article 17 paragraph 1 will read as follows:

Article 24 will read as follows:

7.1.	The current company’s financial year that started on [●], shall end on the thirty-first day of December two thousand and [●].

7.2.	This article will lapse as soon as the company’s current financial year has ended.

CONCLUSION

The person appearing in connection with this deed is known to me, civil-law notary.

THIS DEED

is executed in Amsterdam on the date stated at the head of the deed.

The substance of this deed and an explanation of the deed have been communicated to the person appearing, who has expressly taken note of its contents and has agreed to its limited reading.

After a limited reading in accordance with the law, this deed was signed by the person appearing and by me, civil-law notary.